Annual Report
December 31, 2022
Nationwide Variable Insurance Trust
American Funds
NVIT American Funds Asset Allocation Fund
NVIT American Funds Bond Fund
NVIT American Funds Global Growth Fund
NVIT American Funds Growth Fund
NVIT American Funds Growth-Income Fund

Nationwide Funds
®
Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.
Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the
Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.
This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.
Statement Regarding Availability of Quarterly Portfolio Holdings
The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov . Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The
Trust also makes this information available to investors on http://nationwide.com/mutualfundsnvit or upon request without charge.
Statement Regarding Availability of Proxy Voting Record
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies
(the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at http://nationwide.com/mutualfundsnvit or (iii) on the SEC’s website at
http://www.sec.gov .
Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.
Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund
Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds.
Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.
Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,
Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation, member FINRA. Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors, with the exception of Nationwide Asset Management, LLC.
Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance
Company. ©2023

Table of Contents
Message to Investors 1
Fund Commentaries 4
Shareholder Expense Example 24
Statements of Assets and Liabilities 26
Statements of Operations 30
Statements of Changes in Net Assets 32
Financial Highlights 36
Notes to Financial Statements 41
Report of Independent Registered Public Accounting Firm 48
Supplemental Information 49
Management Information 51
Market Index Definitions 54

Nationwide Variable Insurance Trust - December 31, 2022 - 1
Message to Investors
Dear Investor,
The clash between the Federal Reserve and inflation during the annual reporting period that ended December 31, 2022, ushered in unrelenting volatility for both equity and bond markets.
Market volatility was a microcosm of a more significant trend roiling the economy and markets:
the transition from Quantitative Easing (QE)
1
to Quantitative Tightening (QT)
2
. While 2022 saw
the fastest pace of policy tightening since the 1980s, toward the end of the reporting period, inflation began to show signs it could be moderating, and the Federal Reserve started to downshift the pace of its rate hiking cycle to 0.50%, from four 0.75% sequential rate hikes.
Nevertheless, equity markets have shown resilience despite excessive investor pessimism and higher real interest rates during the annual reporting period.
The interplay between central bank intervention and inflation during the annual reporting period has caused economic activity to be moderate, with growth rates of -1.6%, -0.6%, and 3.2% in the three reported calendar quarters of the reporting period, respectively (1Q22-3Q22), with real gross domestic product (GDP) growth of approximately 3.9% likely in the fourth quarter of the annual reporting period, according to the Atlanta Fed GDPNow. While the annual reporting period was full of macroeconomic headwinds, plenty of nuances occurred too. Briefly, the U.S.
consumer’s resiliency and a historically strong labor market acted as a ballast for the U.S.
economy.
2022 ushered in a new regime of higher macro and market volatility. Weaker growth, less market liquidity, and restrictive interest rates will likely continue to pressure economic growth.
The reporting period was characterized by intense equity market volatility. Uncertainty surrounding the trajectory of inflation and monetary policy led interest rates to rise, undermining loft equity market valuations and exemplifying another key theme for the annual reporting period:
multiple compression driven by rising real rates. To illustrate, the forward-price-to-earnings (P/E)
ratio at the start of the reporting period was 21.4x, and by the end of the reporting period, 16.6x.
Another key theme for the reporting period was corporate earnings showing resilience amid rising rates and entrenched inflation. At the beginning of the reporting period, S&P 500
®
Index
(S&P 500) bottom-up earnings per share (EPS) estimates were $224. By the end of the reporting period, estimates declined to only $220, proving more resilient in the face of heightened market volatility. For the reporting period, most of the year-over-year earnings growth occurred in the year's first half. The S&P 500 saw earnings growth of 9.4% and 5.8% in the first and second quarters of 2022, respectively. However, there was a decline in earnings growth in the latter half of the year, with a reported 2.5% growth in the third quarter and a projected decrease of 6.5%
in earnings for the fourth quarter of 2022. Thus, the decline in the bottom-up EPS estimate recorded during the fourth quarter was larger than the 5-, 10-, 15-, and 20-year average, per
FactSet. For the full reporting period, the S&P 500 finished with a return of -18.1%, and the
Bloomberg
®
U.S. Aggregate Bond Index finished the reporting period with a 13.0% loss.

2 - December 31, 2022 - Nationwide Variable Insurance Trust
International markets experienced high levels of volatility as economic optimism quickly gave way to geopolitical risks and a more hawkish European Central Bank (ECB), with the MSCI
EAFE
®
Index finishing the period with a loss of 14.5%. The MSCI
®
Emerging Markets Index
was notably weak on continued stress over the China lockdowns, falling -20.1%. The negative returns during the reporting period were primarily driven by multiple contractions and a strong
U.S. dollar as a headwind. Further, the dismal performance resulted from energy shocks, geopolitical strife, global central bank tightening, and earnings downgrades as economic growth moderated during the reporting period.
With inflation seemingly likely to have peaked, investors will turn their attention to the
Federal Reserve once more to understand how long interest rates will stay “restrictive.”
Investors have faced unprecedented market challenges during the reporting period: decades-
high inflation, recessionary fears, a global pandemic, a war in Ukraine, and the transition from
QE to QT. One notable change from the prior year, which saw intemperate investor exuberance, was the highly negative investor sentiment displayed by investors throughout 2022. To illustrate,
AAII’s weekly investor sentiment reading has had more bears than bulls for a record forty consecutive weeks in 2022, primarily driven by geopolitical uncertainty, entrenched inflation, and hawkish central banks. Most equity indexes saw losses, with value outperforming growth and large-caps and small-caps performing roughly in line with each other. The leading sectors for the reporting period included Energy, Utilities, and Consumer Staples, while the Communication
Services, Consumer Discretionary, and Information Technology sectors lagged.
Another central theme during the reporting period was fixed-income’s negative performance.
Several macroeconomic trends contributed to the underperformance of fixed income, such as aggressive monetary policy, diminished investor appetite for bonds during a historically aggressive interest rate hiking cycle, and high inflation levels. Further, stock-bond diversification also suffered during the year, with the S&P 500 and Bloomberg
®
U.S. Aggregate Bond Index
producing negative returns during the reporting period.
As investors grappled with moderating economic data, several yield curves continued to invert during the reporting period. Notably, the spread on the 2- and 10-year Treasury yield inverted to minus 84 basis points during the reporting period, its most inverted level since 1981. Likewise, the near-term forward spread, a key indicator used by Federal Reserve Chairman Jerome
Powell, also inverted toward the end of the reporting period, fueling fears of a looming economic recession. Lastly, and often overlooked by market participants, is the Federal Reserve’s QT.
Toward the end of the reporting period, the Federal Reserve’s balance sheet reached its lowest level since November 2021, down approximately $400 billion from its peak in April 2022. Many market participants have noted that the Fed’s QT might be distorting the reliability of inverting yield curves to predict a recession; however, this relationship is highly nuanced and likely difficult to quantify.
As the Federal Reserve concludes its rate hiking cycle, likely in the first half of 2023, interest rate volatility should reduce. Further, according to the latest Consumer Price Index report, investors might find comfort that inflation has likely peaked. Moreover, the health of the labor market, resilient consumer spending, and solid corporate balance sheets might blunt the recessionary headwinds. However, with diminishing market liquidity and the Federal Reserve continually calibrating the peak fed funds rate, investors must remain vigilant and informed and avoid the temptation to time the stock market.

Nationwide Variable Insurance Trust - December 31, 2022 - 3
Despite the cloudy outlook on the horizon, investors should always remember that a disciplined and patient investment strategy can serve as a port of safety during uncertain times. As such,
Nationwide Funds encourages you to speak with your financial professional to ensure that your portfolio maintains the right balance for your goals. We implore investors to seek investments based on prudent asset allocation strategies and to maintain a long-term perspective. Thank you for your continued support and confidence.
Sincerely,
Lee T. Cummings, President
Nationwide Variable Insurance Trust
1
Quantitative Easing (QE) involves a central bank buying assets in the open market. This usually involves government bonds, the safest asset in the fixed income area
2
Quantitative Tightening (QT) is a contractionary monetary policy tool used by central banks to reduce the level of money supply, liquidity and general level of economic activity in an economy
The following chart provides returns for various market segments for the annual reporting period ended December 31, 2022:
Index
Annual Total Return
(as of December 31, 2022)
Bloomberg
®
Emerging Markets USD Aggregate Bond -15.26%
Bloomberg
®
Municipal Bond -8.53%
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond -3.69%
Bloomberg
®
U.S. 10-20 Year Treasury Bond -25.17%
Bloomberg
®
U.S. Aggregate Bond -13.01%
Bloomberg
®
U.S. Corporate High Yield -11.19%
MSCI EAFE
®
-14.45%
MSCI
®
Emerging Markets -20.09%
MSCI
®
World ex USA -16.00%
Russell 1000
®
Growth -29.14%
Russell 1000
®
Value -7.54%
Russell 2000
®
-20.44%
S&P 500
®
-18.11%
Source: Morningstar

4 - Fund Commentary - December 31, 2022 - NVIT American Funds Asset Allocation Fund
For the annual period ended December 31, 2022, the NVIT American Funds Asset Allocation Fund Class II returned -13.74%
versus -18.11% for its benchmark, the S&P 500
®
Index. For broader comparison, the return for the Fund's closest Morningstar
®
peer category, Allocation--50% to 70% Equity (consisted of 367 investments as of December 31, 2022), was -15.51% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
Below is the 2022 annual report commentary from the American Funds Insurance Series
®
Asset Allocation Fund (Asset Allocation
Fund), which is the sole investment of the NVIT American Funds Asset Allocation Fund. The Asset Allocation Fund’s performance return shown below, and the NVIT American Funds Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the NVIT American Funds Asset Allocation Fund.
Asset Allocation Fund, which is a mix of stocks and bonds, fell 13.19% for the 12 months ended December 31, 2022. During the same period, the Index blend of 60%/40% S&P 500
®
Index/Bloomberg U.S. Aggregate Bond Index
®1
declined 15.79%. S&P 500
®
Index
2
(S&P 500), a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%, while the Bloomberg U.S. Aggregate Bond Index
3
, which represents the U.S. investment-grade (rated BBB/Baa
and above) fixed-rate bond market, fell by 13.01%.
U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The
S&P 500
®
entered its first bear market since 2020. Energy was the top S&P 500
®
sector for the second straight year, climbing
66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
U.S. fixed income markets fell across the board. The Federal Reserve raised the Federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve and ended the year inverted as shorter dated bonds sold off sharply.
In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an off-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris, which saw returns that significantly outpaced the market overall. On the downside, stock selections within the energy and financials sectors weighed on relative returns. Within energy, Exxon Mobil – which the Fund did not hold – weighed on relative results as its stock outpaced the broader market. A higher-than-benchmark holding in Charter Communications was among the top individual detractors, as returns lagged the broader market.
The Fund’s fixed income investments were additive to relative returns overall. Duration positioning within Treasuries and mortgage-
backed securities (MBS) contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.
In the wake of market selloffs and rotations like the one seen in 2022, opportunities often abound for the long-term investor. Fund managers note that many sound companies with outstanding long-term prospects are trading at attractive valuations because the market is focused on the short term. Managers are focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.
Investment Adviser to the Master Fund:
Capital Research and Management Company
SM
Portfolio Managers:
Alan N. Berro; Jeffrey T. Lager; David A. Daigle; John R. Queen; Peter Eliot; and Jin Lee
1
Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S.
Aggregate Bond Index blends the S&P 500 with the Bloomberg U.S. Aggregate Bond Index by weighting their total returns at 60%
and 40%, respectively. Its result assumes the blend is rebalanced monthly.
2
Source: S&P Dow Jones Indices LLC.
3
Source: Bloomberg Index Services Ltd.

NVIT American Funds Asset Allocation Fund - December 31, 2022 - Fund Commentary - 5
Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.
The NVIT American Funds Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all its assets in the
Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds
Insurance Series
®
, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.
The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid
3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The
Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund is subject to securities lending risk (a borrower may fail to return loaned securities in a timely manner or not at all, causing a decline in investment value). The Fund is subject to cash position risk (the Fund may miss investment opportunities). Please refer to the most recent prospectus for a more-
detailed explanation of the Fund’s principal risks.
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licensed for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review, or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6 - Fund Commentary - December 31, 2022 - NVIT American Funds Asset Allocation Fund
Average Annual Total Return
1
(For periods ended December 31, 2022)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class II (13.74)% 4.93% 7.69% 4/28/2006
S&P 500
®
Index (18.11)% 9.42% 12.56%
Bloomberg
®
U.S.
Aggregate Bond Index (13.01)% 0.02% 1.06%
Blended Index
2
(15.91)% 6.07% 8.14%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class II 1.09% 0.94%
^
Current effective prospectus dated May 2, 2022. The table reflects the aggregate expenses of both the Master Fund and the Fund.
The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
2
The Blended Index comprises 60% S&P 500
®
Index and 40% Bloomberg
®
U.S. Aggregate Bond Index.

NVIT American Funds Asset Allocation Fund - December 31, 2022 - Fund Commentary - 7
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT American Funds Asset Allocation Fund versus performance of the S&P 500
®
Index, the Bloomberg
®
U.S. Aggregate Bond Index and the Blended Index* over the 10-year period ended 12/31/22. Unlike the Fund, the performance of the indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
* The Fund’s Blended Index comprises 60% S&P 500
®
Index and 40% Bloomberg
®
U.S. Aggregate Bond Index.

8 - Fund Commentary - December 31, 2022 - NVIT American Funds Bond Fund
For the annual period ended December 31, 2022, the NVIT American Funds Bond Fund Class II returned -12.80% versus
-13.01% for its benchmark, the Bloomberg
®
US Aggregate Bond Index. For broader comparison, the return for the Fund's closest
Morningstar
®
peer category, Intermediate Core Bond (consisted of 114 investments as of December 31, 2022), was -13.36% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total
Return chart in this report's Fund Performance section.
Below is the 2022 annual report commentary from American Funds Insurance Series
®
Bond Fund (Bond Fund), which is the sole
investment of the NVIT American Funds Bond Fund). The Bond Fund’s performance return shown below, and the NVIT American
Funds Bond Fund’s performance return given above are different because different expense ratios apply to the Bond Fund versus the NVIT American Funds Bond Fund.
The Bond Fund of America declined 12.26 % for the 12 months ended December 31, 2022. The Fund’s benchmark, Bloomberg
U.S. Aggregate Bond Index
1
, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was down 13.01%.
U.S. fixed income markets fell across the board. The U.S. Federal Reserve (Fed) raised the Federal funds rate by 425 basis points
(bps) from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted, as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 bps to 3.88%. The Bloomberg
U.S. Corporate Investment Grade Index
®2
returned –15.76%, and spreads widened by 38 bps. Elsewhere, the Bloomberg U.S.
Corporate High Yield 2% Issuer Capped Index
®3
returned –11.18%, while the Bloomberg Municipal Bond Index
®4
returned –8.53%.
Over the period, the largest contributions to relative results came from duration positioning and agency mortgage-backed securities
(MBS). The Fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results.
The market and economic environments in 2023 look very different than last year. Inflation appears to have peaked and is on the decline, the Fed has guided to a peak Federal funds rate of around 5% to be reached in the first half of 2023, and the market is preparing for an economic slowdown or recession. In response, yields have moved higher and spreads on risky assets have moved wider, making valuations more attractive for fixed income investors.
The Fund’s managers have a conservative outlook on the economy and believe that while valuations are more attractive, they do not fully compensate investors for the risk of a deeper economic downturn in the coming year. Managers have added duration, corporate bonds, and structured products, like agency mortgage-backed securities to effectively eliminate lower-than-benchmark positions but have not moved significantly higher than the benchmark. Interest rate positioning is concentrated in intermediate securities around five-year maturities, which managers believe will benefit the portfolio if inflation and the economy continue to slow and the Fed ends the rate-hike cycle in the first half of 2023.
As the year progresses and managers gain more confidence on either the direction of the economy or valuations, they expect to take more meaningful positions relative to the benchmark. As always, research-driven security selection is expected to be an important driver of future investment results.
Investment Adviser to the Master Fund:
Capital Research and Management Company
SM
Portfolio Managers:
Pramod Atluri; David A. Hoag; David J. Betanzos; and Fergus N. MacDonald
1
Source: Bloomberg Index Services Ltd.
2
Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-
grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
3
Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

NVIT American Funds Bond Fund - December 31, 2022 - Fund Commentary - 9
4
Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
Bond Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to
nationwide.com.
The NVIT American Funds Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series
®
, a registered
open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond
Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond
Fund borne by the remaining feeder fund shareholders, including the Fund.
The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds.
They are also subject to the claims-paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Bloomberg
®
and its indexes are service marks of Bloomberg Finance L.P. and its affiliates including Bloomberg Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg is not affiliated with Nationwide, and Bloomberg does not approve, endorse, review or recommend this product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10 - Fund Commentary - December 31, 2022 - NVIT American Funds Bond Fund
Average Annual Total Return
1
(For periods ended December 31, 2022)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class II (12.80)% 0.38% 0.98% 4/28/2006
Bloomberg
®
U.S.
Aggregate Bond Index (13.01)% 0.02% 1.06%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class II 1.18% 0.84%
^
Current effective prospectus dated May 2, 2022. The table reflects the aggregate expenses of both the Master Fund and the Fund.
The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT American Funds Bond Fund - December 31, 2022 - Fund Commentary - 11
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT American Funds Bond Fund versus performance of the Bloomberg
®
U.S. Aggregate Bond Index over the 10-year period ended 12/31/22. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

12 - Fund Commentary - December 31, 2022 - NVIT American Funds Global Growth Fund
For the annual period ended December 31, 2022, the NVIT American Funds Global Growth Fund Class II returned -25.05%
versus -18.36% for its benchmark, the MSCI
®
All Country World Index. For broader comparison, the return for the Fund's closest
Morningstar
®
peer category, Global Large-Stock Growth (consisting of 38 investments as of December 31, 2022), was -25.41% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total
Return chart in this report's Fund Performance section.
Below is the 2022 annual report commentary from American Funds Insurance Series
®
Global Growth Fund (Global Growth Fund),
which is the sole investment of the American Funds NVIT Global Growth Fund. The Global Growth Fund’s performance return shown below, and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Global Growth Fund versus the American Funds NVIT Global Growth Fund.
The Global Growth Fund declined 24.54% for the 12 months ended December 31, 2022, compared with a decrease of 18.36%
in its benchmark Index, MSCI
®
ACWI (All Country World Index)
1
, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisted of more than 40 developed and emerging market country indexes.
Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all, but one sector declined in the MSCI
®
ACWI. Within that index, Communication Services, Consumer
Discretionary and Information Technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.
Within the Fund, stock selection in the Consumer Discretionary sector was the top contributor to relative returns. A larger-than-
index position in health care firm Cigna was among the top individual contributors to the Fund, with returns that outpaced the broader market. On the downside, stock selections within the Information Technology sector weighed on results. Netherlands-
based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.
On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.
The Fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.
Investment Adviser to the Master Fund:
Capital Research and Management Company
SM
Portfolio Managers:
Patrice Collette; Paul Flynn; Jonathan Knowles; and Roz Hongsaranagon
1
Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
Global Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.
The NVIT American Funds Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds
Insurance Series
®
, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.
The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid

NVIT American Funds Global Growth Fund - December 31, 2022 - Fund Commentary - 13
3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
MSCI cannot and does not guarantee the accuracy, validity, timeliness or completeness of any information or data made available to you for any particular purpose. Neither MSCI, nor any of its affiliates, directors, officers, or employees, nor its successors or assigns, nor any third-party vendor, will be liable or have any responsibility of any kind for any loss or damage that you incur. ©
2023 MSCI Inc. All rights reserved.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

14 - Fund Commentary - December 31, 2022 - NVIT American Funds Global Growth Fund
Average Annual Total Return
1
(For periods ended December 31, 2022)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class II (25.05)% 6.64% 9.71% 4/28/2006
MSCI ACWI
®
(18.36)% 5.23% 7.98%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class II 1.32% 1.06%
^
Current effective prospectus dated May 2, 2022. The table reflects the aggregate expenses of both the Master Fund and the Fund.
The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT American Funds Global Growth Fund - December 31, 2022 - Fund Commentary - 15
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distribution.
Comparative performance of $10,000 invested in Class II shares of the NVIT American Funds Global Growth Fund versus performance of the MSCI ACWI
®
over the 10-year period ended 12/31/22. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

16 - Fund Commentary - December 31, 2022 - NVIT American Funds Growth Fund
For the annual period ended December 31, 2022, the NVIT American Funds Growth Fund Class II returned -30.22% versus
-18.11% for its benchmark, the S&P 500
®
Index. For broader comparison, the return for the Fund's closest Morningstar
®
peer
category, Large Growth (consisting of 269 investments as of December 31, 2022), was -31.35% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
Below is the 2022 annual report commentary from the American Funds Insurance Series
®
Growth Fund (Growth Fund), which is
the sole investment of the NVIT American Funds Growth Fund. The Growth Fund’s performance return shown below, and the NVIT
American Funds Growth Fund’s performance return given above are different because different expense ratios apply to the Growth
Fund versus the NVIT American Funds Growth Fund.
The Growth Fund declined 29.75% for the 12 months ended December 31, 2022, compared with a decrease of 18.11% in its benchmark index, S&P 500
®
Index
1
(S&P 500), a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The
S&P 500
®
entered its first bear market since 2020. Energy was the top S&P 500
®
sector for the second straight year, climbing
66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
Regarding the Fund, stock selection within the Materials sector was the top contributor to relative returns. A position in energy industry firm, Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the
Communication Services sector weighed on results. A position in Tesla was the top individual detractor to returns.
The overall uncertain economic environment and challenges of inflation are very real concerns. The Fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.
Investment Adviser to the Master Fund:
Capital Research and Management Company
SM
Portfolio Managers:
Paul R. Benjamin; Mark L. Casey; Anne-Marie Peterson; Andraz Razen; Alan J. Wilson; and Irfan M. Furniturewala
1
Source: S&P Dow Jones Indices LLC.
Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to
nationwide.com.
The NVIT American Funds Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class
1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series
®
, a
registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the
Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.
The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid
3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

NVIT American Funds Growth Fund - December 31, 2022 - Fund Commentary - 17
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P) and any third-party providers, as well as their directors, officers, shareholders, employees, or agents do not guarantee the accuracy, completeness, timeliness, or availability of the
Content. S&P Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an "as is" basis. Copyright © 2023 by Standard & Poor's Financial Services LLC. All rights reserved.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

18 - Fund Commentary - December 31, 2022 - NVIT American Funds Growth Fund
Average Annual Total Return
1
(For periods ended December 31, 2022)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class II (30.22)% 10.71% 13.20% 4/28/2006
S&P 500
®
Index (18.11)% 9.42% 12.56%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class II 1.14% 0.99%
^
Current effective prospectus dated May 2, 2022. The table reflects the aggregate expenses of both the Master Fund and the Fund.
The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT American Funds Growth Fund - December 31, 2022 - Fund Commentary - 19
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT American Funds Growth Fund versus performance of the S&P 500
®
Index over the 10-year period ended 12/31/22. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

20 - Fund Commentary - December 31, 2022 - NVIT American Funds Growth-Income Fund
For the annual period ended December 31, 2022, the NVIT American Funds Growth-Income Fund Class II returned -16.82% versus
-18.11% for its benchmark, the S&P 500
®
Index. For broader comparison, the return for the Fund's closest Morningstar
®
peer
category, Large Blend (consisting of 308 investments as of December 31, 2022), was -18.34% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
Below is the 2022 annual report commentary from the American Funds Insurance Series
®
Growth-Income Fund (Growth-Income
Fund), which is the sole investment of the American Funds NVIT Growth-Income Fund. The Growth-Income Fund’s performance return shown below, and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the American Funds NVIT Growth-Income Fund.
The Growth-Income Fund fell 16.28% for the 12 months ended December 31, 2022, compared with a decline of 18.11% in its benchmark index, S&P 500
®
Index
1
(S&P 500), a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The
S&P 500
®
entered its first bear market since 2020. Energy was the top S&P 500
®
sector for the second straight year, climbing
66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
Regarding the Fund, investments within the Information Technology and Industrials sectors were top contributors to the Fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the Communications and Financials sectors dragged down portfolio returns. Netflix was the fund’s top individual detractor, owing to a larger-than-benchmark position and returns that lagged the market overall.
Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue.
Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The Fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long-term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.
Investment Adviser to the Master Fund:
Capital Research and Management Company
SM
Portfolio Managers:
Charles E. Ellwein; Donald D. O’Neal; J. Blair Frank; William L. Robbins; Keiko McKibben; and Carlos A. Schonfeld
1
Source: S&P Dow Jones Indices LLC.
Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.
The NVIT American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds
Insurance Series
®
, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.
The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid
3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use

NVIT American Funds Growth-Income Fund - December 31, 2022 - Fund Commentary - 21
different investing styles. The Fund also is subject to dividend risk. Income provided by the Fund could be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Master Growth-Income Fund invests.
Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P) and any third-party providers, as well as their directors, officers, shareholders, employees or agents do not guarantee the accuracy, completeness, timeliness or availability of the Content.
S&P Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an "as is" basis. Copyright © 2023 by Standard & Poor's Financial Services LLC. All rights reserved.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22 - Fund Commentary - December 31, 2022 - NVIT American Funds Growth-Income Fund
Average Annual Total Return
1
(For periods ended December 31, 2022)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class II (16.82)% 7.41% 11.11% 4/27/2007
S&P 500
®
Index (18.11)% 9.42% 12.56%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class II 1.08% 0.93%
^
Current effective prospectus dated May 2, 2022. The table reflects the aggregate expenses of both the Master Fund and the Fund.
The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT American Funds Growth-Income Fund - December 31, 2022 - Fund Commentary - 23
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT American Funds Growth-Income Fund versus performance of the S&P 500
®
Index over the 10-year period ended 12/31/22. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

24 - Shareholder Expense Example - December 31, 2022 - American Funds
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange
Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2022) and continued to hold your shares at the end of the reporting period (December 31, 2022).
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July
1, 2022 through December 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’
actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2022 through December 31, 2022. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each
Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.
Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
Beginning Account
Value($) 7/1/22
Ending Account
Value($) 12/31/22
Expenses Paid
During Period ($)
7/1/22 - 12/31/22
(a)
Expense Ratio
During Period (%)
7/1/22 - 12/31/22
(a) (b)
NVIT American Funds Asset Allocation Fund
Class II Shares
Actual
(c)
1,000.00 1,027.40 3.27 0.64
Hypothetical
(c)(d)
1,000.00 1,021.98 3.26 0.64
NVIT American Funds Bond Fund
Class II Shares
Actual
(c)
1,000.00 972.10 3.18 0.64
Hypothetical
(c)(d)
1,000.00 1,021.98 3.26 0.64
NVIT American Funds Global Growth Fund
Class II Shares
Actual
(c)
1,000.00 1,042.00 3.35 0.65
Hypothetical
(c)(d)
1,000.00 1,021.93 3.31 0.65
NVIT American Funds Growth Fund
Class II Shares
Actual
(c)
1,000.00 997.40 3.22 0.64
Hypothetical
(c)(d)
1,000.00 1,021.98 3.26 0.64

American Funds - December 31, 2022 - Shareholder Expense Example - 25
Beginning Account
Value($) 7/1/22
Ending Account
Value($) 12/31/22
Expenses Paid
During Period ($)
7/1/22 - 12/31/22
(a)
Expense Ratio
During Period (%)
7/1/22 - 12/31/22
(a) (b)
NVIT American Funds Growth-Income Fund
Class II Shares
Actual
(c)
1,000.00 1,039.10 3.29 0.64
Hypothetical
(c)(d)
1,000.00 1,021.98 3.26 0.64
(a)
Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
(b)
The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
(c)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2022 through
December 31, 2022 multiplied by 184/365 to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(d)
Represents the hypothetical 5% return before expenses.

26 - Statements of Assets and Liabilities - December 31, 2022 - American Funds
The accompanying notes are an integral part of these financial statements.
NVIT American
Funds Asset
Allocation Fund
Assets:
Investment in Master Fund (Note 1) $ 6,259,377,201
Receivable for investments sold 2,285,276
Receivable for capital shares issued 187,611
Prepaid expenses 7,150
Total Assets 6,261,857,238
Liabilities:
Payable for investments purchased —
Payable for capital shares redeemed 2,472,886
Accrued expenses and other payables:
Fund administration fees 128,918
Master feeder service provider fee 620,552
Distribution fees 1,349,389
Administrative servicing fees 1,283,576
Accounting and transfer agent fees 4,968
Trustee fees 48
Custodian fees 208,391
Compliance program costs (Note 3) 7,099
Professional fees 40,297
Printing fees 124,499
Other 59,843
Total Liabilities 6,300,466
Net Assets $ 6,255,556,772
Cost of investment in Master Fund 5,331,931,636
Represented by:
Capital $ 4,551,643,009
Total distributable earnings (loss) 1,703,913,763
Net Assets $ 6,255,556,772

American Funds - December 31, 2022 - Statements of Assets and Liabilities - 27
NVIT American
Funds Bond Fund
NVIT American
Funds Global
Growth Fund
NVIT American
Funds Growth Fund
NVIT American
Funds Growth-
Income Fund
$ 3,192,349,599 $ 462,259,408 $ 1,170,602,162 $ 3,659,170,851
1,142,973 185,355 — 1,347,877
7,895 13,163 2,423,196 15
3,963 607 1,913 4,354
3,193,504,430 462,458,533 1,173,027,271 3,660,523,097
— — 2,383,876 —
1,150,868 198,518 39,319 1,347,892
71,127 19,550 33,892 79,704
317,795 46,784 117,197 360,643
688,765 100,257 254,883 787,498
631,733 95,902 244,343 735,785
2,554 358 930 2,870
62 79 15 52
109,440 17,162 38,365 118,065
3,562 524 1,389 4,169
24,833 7,097 9,531 24,659
74,184 40,008 34,367 79,443
27,027 3,241 5,244 26,944
3,101,950 529,480 3,163,351 3,567,724
$ 3,190,402,480 $ 461,929,053 $ 1,169,863,920 $ 3,656,955,373
3,689,643,241 417,004,418 1,254,932,835 3,235,002,026
$ 3,649,153,573 $ 378,401,556 $ 1,116,234,741 $ 2,838,772,005
(458,751,093) 83,527,497 53,629,179 818,183,368
$ 3,190,402,480 $ 461,929,053 $ 1,169,863,920 $ 3,656,955,373

28 - Statements of Assets and Liabilities - December 31, 2022 - American Funds
The accompanying notes are an integral part of these financial statements.
NVIT American
Funds Asset
Allocation Fund
Net Assets:
Class II Shares $ 6,255,556,772
Total $ 6,255,556,772
Shares Outstanding (unlimited number of shares authorized):
Class II Shares 251,059,072
Total 251,059,072
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares $ 24 .92

American Funds - December 31, 2022 - Statements of Assets and Liabilities - 29
NVIT American
Funds Bond Fund
NVIT American
Funds Global
Growth Fund
NVIT American
Funds Growth Fund
NVIT American
Funds Growth-
Income Fund
$ 3,190,402,480 $ 461,929,053 $ 1,169,863,920 $ 3,656,955,373
$ 3,190,402,480 $ 461,929,053 $ 1,169,863,920 $ 3,656,955,373
305,731,096 14,460,708 13,285,832 66,505,394
305,731,096 14,460,708 13,285,832 66,505,394
$ 10 .44 $ 31 .94 $ 88 .05 $ 54 .99

30 - Statements of Operations - For the Year Ended December 31, 2022 - American Funds
The accompanying notes are an integral part of these financial statements.
NVIT American
Funds Asset
Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund $ 140,862,632
Total Income 140,862,632
EXPENSES:
Fund administration fees 1,497,280
Master feeder service provider fees 16,756,653
Distribution fees Class II Shares 16,756,653
Administrative servicing fees Class II Shares 16,756,653
Professional fees 253,978
Printing fees 44,121
Trustee fees 238,897
Custodian fees 329,766
Accounting and transfer agent fees 20,432
Compliance program costs (Note 3) 27,700
Other 143,094
Total expenses before fees waived 52,825,227
Master feeder service provider fees waived (Note 3) (10,223,054)
Net Expenses 42,602,173
NET INVESTMENT INCOME/(LOSS) 98,260,459
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Master Fund 687,622,352
Net realized gains (losses) from:
Transactions in investment securities 2,849,055
Net realized gains (losses) 690,471,407
Net change in unrealized appreciation/depreciation in the value of:
Investment securities (1,851,784,076)
Net change in unrealized appreciation/depreciation (1,851,784,076)
Net realized/unrealized gains (losses) (1,161,312,669)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ (1,063,052,210)

American Funds - For the Year Ended December 31, 2022 - Statements of Operations - 31
NVIT American
Funds Bond Fund
NVIT American
Funds Global
Growth Fund
NVIT American
Funds Growth Fund
NVIT American
Funds Growth-
Income Fund
$ 108,284,542 $ 4,559,797 $ 7,698,334 $ 58,769,965
108,284,542 4,559,797 7,698,334 58,769,965
812,178 149,537 323,280 871,884
8,860,590 1,228,338 3,213,610 9,552,469
8,860,590 1,228,338 3,213,610 9,552,469
8,860,590 1,228,338 3,213,610 9,552,469
141,891 25,539 55,956 149,134
28,379 10,033 13,990 29,187
124,691 17,360 45,835 137,133
171,570 28,893 70,661 192,673
10,974 1,622 4,002 11,709
14,805 1,996 5,324 15,836
77,303 11,520 29,165 83,427
27,963,561 3,931,514 10,189,043 30,148,390
(5,406,296) (749,437) (1,960,527) (5,827,077)
22,557,265 3,182,077 8,228,516 24,321,313
85,727,277 1,377,720 (530,182) 34,448,652
41,580,899 54,496,927 178,745,712 366,215,321
(74,545,294) (12,010,493) (27,176,850) 16,306,567
(32,964,395) 42,486,434 151,568,862 382,521,888
(563,440,571) (201,420,941) (638,827,257) (1,158,603,774)
(563,440,571) (201,420,941) (638,827,257) (1,158,603,774)
(596,404,966) (158,934,507) (487,258,395) (776,081,886)
$ (510,677,689) $ (157,556,787) $ (487,788,577) $ (741,633,234)

The accompanying notes are an integral part of these financial statements.
32 - Statements of Changes in Net Assets - December 31, 2022 - American Funds
NVIT American Funds Asset Allocation Fund
Year Ended
December 31, 2022
Year Ended
December 31, 2021
OPERATIONS:
Net investment income/(loss) $ 98,260,459 $ 86,361,088
Net realized gains (losses) 690,471,407 287,681,817
Net change in unrealized appreciation/depreciation (1,851,784,076) 661,237,060
Change in net assets resulting from operations (1,063,052,210) 1,035,279,965
Distributions to Shareholders From:
Distributable earnings:
Class II (254,203,286) (130,720,794)
Change in net assets from shareholder distributions (254,203,286) (130,720,794)
Change in net assets from capital transactions (298,821,340) (311,385,763)
Change in net assets (1,616,076,836) 593,173,408
Net Assets:
Beginning of year 7,871,633,608 7,278,460,200
End of year $ 6,255,556,772 $ 7,871,633,608
CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued $ 59,416,022 $ 178,619,054
Dividends reinvested 254,203,286 130,720,794
Cost of shares redeemed (612,440,648) (620,725,611)
Total Class II Shares (298,821,340) (311,385,763)
Change in net assets from capital transactions $ (298,821,340) $ (311,385,763)
SHARE TRANSACTIONS:
Class II Shares
Issued 2,302,997 6,076,707
Reinvested 10,358,732 4,449,312
Redeemed (23,144,853) (21,640,047)
Total Class II Shares (10,483,124) (11,114,028)
Total change in shares (10,483,124) (11,114,028)

American Funds - December 31, 2022 - Statements of Changes in Net Assets - 33
NVIT American Funds Bond Fund NVIT American Funds Global Growth Fund
Year Ended
December 31, 2022
Year Ended
December 31, 2021
Year Ended
December 31, 2022
Year Ended
December 31, 2021
$ 85,727,277 $ 40,481,615 $ 1,377,720 $ (293,182)
(32,964,395) 151,481,838 42,486,434 29,266,007
(563,440,571) (218,493,487) (201,420,941) 56,678,649
(510,677,689) (26,530,034) (157,556,787) 85,651,474
(69,762,469) (100,025,384) (29,287,659) (16,161,229)
(69,762,469) (100,025,384) (29,287,659) (16,161,229)
(213,477,770) 394,138,260 20,318,104 31,178,011
(793,917,928) 267,582,842 (166,526,342) 100,668,256
3,984,320,408 3,716,737,566 628,455,395 527,787,139
$ 3,190,402,480 $ 3,984,320,408 $ 461,929,053 $ 628,455,395
$ 136,080,108 $ 491,327,471 $ 34,626,398 $ 53,848,363
69,762,469 100,025,384 29,287,659 16,161,229
(419,320,347) (197,214,595) (43,595,953) (38,831,581)
(213,477,770) 394,138,260 20,318,104 31,178,011
$ (213,477,770) $ 394,138,260 $ 20,318,104 $ 31,178,011
11,519,463 39,440,082 967,454 1,237,164
6,593,806 8,138,762 940,214 347,778
(38,249,034) (15,902,077) (1,254,520) (889,438)
(20,135,765) 31,676,767 653,148 695,504
(20,135,765) 31,676,767 653,148 695,504

The accompanying notes are an integral part of these financial statements.
34 - Statements of Changes in Net Assets - December 31, 2022 - American Funds
NVIT American Funds Growth Fund
Year Ended
December 31, 2022
Year Ended
December 31, 2021
OPERATIONS:
Net investment income/(loss) $ (530,182) $ (1,814,277)
Net realized gains 151,568,862 163,509,003
Net change in unrealized appreciation/depreciation (638,827,257) 96,042,931
Change in net assets resulting from operations (487,788,577) 257,737,657
Distributions to Shareholders From:
Distributable earnings:
Class II (158,905,474) (23,244,814)
Change in net assets from shareholder distributions (158,905,474) (23,244,814)
Change in net assets from capital transactions 193,007,245 262,006,268
Change in net assets (453,686,806) 496,499,111
Net Assets:
Beginning of year 1,623,550,726 1,127,051,615
End of year $ 1,169,863,920 $ 1,623,550,726
CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued $ 139,314,631 $ 323,809,962
Dividends reinvested 158,905,474 23,244,814
Cost of shares redeemed (105,212,860) (85,048,508)
Total Class II Shares 193,007,245 262,006,268
Change in net assets from capital transactions $ 193,007,245 $ 262,006,268
SHARE TRANSACTIONS:
Class II Shares
Issued 1,279,112 2,398,277
Reinvested 1,687,611 166,011
Redeemed (915,543) (657,700)
Total Class II Shares 2,051,180 1,906,588
Total change in shares 2,051,180 1,906,588

American Funds - December 31, 2022 - Statements of Changes in Net Assets - 35
NVIT American Funds Growth-Income Fund
Year Ended
December 31, 2022
Year Ended
December 31, 2021
$ 34,448,652 $ 30,649,654
382,521,888 94,323,713
(1,158,603,774) 773,461,820
(741,633,234) 898,435,187
(93,869,175) (122,747,258)
(93,869,175) (122,747,258)
(26,143,937) (250,868,128)
(861,646,346) 524,819,801
4,518,601,719 3,993,781,918
$ 3,656,955,373 $ 4,518,601,719
$ 164,840,567 $ 92,246,406
93,869,175 122,747,258
(284,853,679) (465,861,792)
(26,143,937) (250,868,128)
$ (26,143,937) $ (250,868,128)
2,973,864 1,502,066
1,727,760 1,881,761
(4,799,848) (7,550,440)
(98,224) (4,166,613)
(98,224) (4,166,613)

36 - Financial Highlights - December 31, 2022 - American Funds
The accompanying notes are an integral part of these financial statements.
NVIT American Funds Asset Allocation Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
(e)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
(e)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)(f)
Portfolio
Turnover(b)
Class II Shares
12/31/2022 $ 30.10 $ 0.39 $ (4.54) $ (4.15) $ — $ (1.03) $ (1.03) $ 24.92 (13.74)% $ 6,255,557 0.64% 1.47% 0.79% 9.34%
12/31/2021 26.69 0.33 3.59 3.92 (0.33) (0.18) (0.51) 30.10 14.71% 7,871,634 0.63% 1.13% 0.79% 6.99%
12/31/2020 26.15 0.32 2.63 2.95 (0.39) (2.02) (2.41) 26.69 12.00% 7,278,460 0.64% 1.26% 0.79% 3.67%
12/31/2019 23.61 0.38 4.39 4.77 (0.43) (1.80) (2.23) 26.15 20.78% 6,976,824 0.64% 1.50% 0.79% 7.91%
12/31/2018 26.52 0.33 (1.52) (1.19) (0.32) (1.40) (1.72) 23.61 (4.98)% 6,163,400 0.64% 1.24% 0.79% 6.94%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

American Funds - December 31, 2022 - Financial Highlights - 37
The accompanying notes are an integral part of these financial statements.
NVIT American Funds Bond Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
(e)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
(e)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)(f)
Portfolio
Turnover(b)
Class II Shares
12/31/2022 $ 12.23 $ 0.27 $ (1.83) $ (1.56) $ — $ (0.23) $ (0.23) $ 10.44 (12.80)% $ 3,190,402 0.64% 2.42% 0.79% 7.85%
12/31/2021 12.63 0.13 (0.22) (0.09) (0.24) (0.07) (0.31) 12.23 (0.72)% 3,984,320 0.63% 1.02% 0.79% 5.44%
12/31/2020 11.81 0.21 0.88 1.09 (0.26) (0.01) (0.27) 12.63 9.21% 3,716,738 0.64% 1.69% 0.79% 13.80%
12/31/2019 11.07 0.26 0.74 1.00 (0.22) (0.04) (0.26) 11.81 8.98% 3,383,063 0.64% 2.23% 0.79% 7.14%
12/31/2018 11.50 0.23 (0.36) (0.13) (0.26) (0.04) (0.30) 11.07 (1.07)% 3,050,499 0.64% 2.08% 0.79% 2.99%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

38 - Financial Highlights - December 31, 2022 - American Funds
The accompanying notes are an integral part of these financial statements.
NVIT American Funds Global Growth Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
(e)
Ratio
of Net
Investment
Income
(Loss) to
Average
Net
Assets(d)
(e)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)(f)
Portfolio
Turnover(b)
Class II Shares
12/31/2022 $ 45.52 $ 0.10 $ (11.56) $ (11.46) $ — $ (2.12) $ (2.12) $ 31.94 (25.05)% $ 461,929 0.65% 0.28% 0.80% 8.48%
12/31/2021 40.25 (0.02) 6.49 6.47 — (1.20) (1.20) 45.52 16.00% 628,455 0.64% (0.05)% 0.79% 5.47%
12/31/2020 33.24 (0.02) 9.63 9.61 (0.23) (2.37) (2.60) 40.25 29.93% 527,787 0.65% (0.05)% 0.80% 6.83%
12/31/2019 27.13 0.22 8.93 9.15 (0.22) (2.82) (3.04) 33.24 34.78% 450,562 0.65% 0.72% 0.80% 9.43%
12/31/2018 31.70 0.08 (2.84) (2.76) (0.07) (1.74) (1.81) 27.13 (9.42)% 346,304 0.66% 0.27% 0.81% 8.19%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

American Funds - December 31, 2022 - Financial Highlights - 39
The accompanying notes are an integral part of these financial statements.
NVIT American Funds Growth Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
(e)
Ratio
of Net
Investment
Income
(Loss) to
Average
Net
Assets(d)
(e)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)(f)
Portfolio
Turnover(b)
Class II Shares
12/31/2022 $ 144.51 $ (0.04) $ (42.74) $ (42.78) $ — $ (13.68) $ (13.68) $ 88.05 (30.22)% $ 1,169,864 0.64% (0.04)% 0.79% 7.47%
12/31/2021 120.82 (0.18) 26.12 25.94 — (2.25) (2.25) 144.51 21.53% 1,623,551 0.63% (0.13)% 0.79% 4.95%
12/31/2020 87.57 (0.07) 43.42 43.35 (0.72) (9.38) (10.10) 120.82 51.49% 1,127,052 0.64% (0.07)% 0.79% 15.34%
12/31/2019 78.84 0.30 22.00 22.30 (0.32) (13.25) (13.57) 87.57 30.28% 750,682 0.65% 0.35% 0.80% 9.42%
12/31/2018 87.78 0.03 0.54 0.57 (0.29) (9.22) (9.51) 78.84 (0.66)% 601,482 0.65% 0.03% 0.80% 13.98%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

40 - Financial Highlights - December 31, 2022 - American Funds
The accompanying notes are an integral part of these financial statements.
NVIT American Funds Growth-Income Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
(e)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
(e)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)(f)
Portfolio
Turnover(b)
Class II Shares
12/31/2022 $ 67.84 $ 0.52 $ (11.95) $ (11.43) $ — $ (1.42) $ (1.42) $ 54.99 (16.82)% $ 3,656,955 0.64% 0.90% 0.79% 7.84%
12/31/2021 56.43 0.45 12.82 13.27 (0.68) (1.18) (1.86) 67.84 23.65% 4,518,602 0.63% 0.72% 0.79% 4.16%
12/31/2020 56.20 0.52 6.25 6.77 (0.91) (5.63) (6.54) 56.43 13.08% 3,993,782 0.64% 0.98% 0.79% 11.76%
12/31/2019 49.90 0.72 11.61 12.33 (0.76) (5.27) (6.03) 56.20 25.67% 3,727,052 0.64% 1.31% 0.79% 5.44%
12/31/2018 55.97 0.59 (1.25) (0.66) (0.60) (4.81) (5.41) 49.90 (2.18)% 2,905,591 0.64% 1.03% 0.79% 8.87%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

American Funds - December 31, 2022 - Notes to Financial Statements - 41
1. Organization
Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of
Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2022, the Trust operates sixty-nine (69) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).
Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide
Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide
Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
NVIT American Funds Asset Allocation Fund ("American Funds Asset Allocation")
NVIT American Funds Bond Fund ("American Funds Bond")
NVIT American Funds Global Growth Fund ("American Funds Global Growth")
NVIT American Funds Growth Fund ("American Funds Growth")
NVIT American Funds Growth-Income Fund ("American Funds Growth-Income")
Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and
Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Funds.
Each Fund operates as a “feeder fund,” which means that each Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, each Fund invests all of its assets in Class 1 shares of another mutual fund, a series of the American Funds Insurance Series
®
, (each, a “Master Fund”; collectively, the “Master Funds”) which invests directly in individual securities, as listed below. Each Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the
Master Funds, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with each Fund’s financial statements. For accounting and financial reporting purposes, the Funds are treated as a fund-of-funds. The percentage of each Master Fund’s portfolio owned by each Fund as of December 31, 2022 was as follows:
The Funds currently offer Class II shares.
Each Master Fund is a diversified fund, as defined in the 1940 Act.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946.
The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.
Fund Master Fund
% of Master
Fund
American Funds Asset Allocation American Asset Allocation Fund 25.22%
American Funds Bond American Funds The Bond Fund of America 31.21%
American Funds Global Growth American Global Growth Fund 6.66%
American Funds Growth American Growth Fund 3.79%
American Funds Growth-Income American Growth-Income Fund 11.09%

42 - Notes to Financial Statements - December 31, 2022 - American Funds
(a) Security Valuation
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.
The three levels of the hierarchy are summarized as follows.
Level 1 — Quoted prices in active markets for identical assets
Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.
Shares of each Master Fund in which each Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. Each
Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time)
on each day the exchange is open for trading. Please refer to Note 3 of the Master Funds' Annual Report, which is included along with this report, for the Master Funds' security valuation policies.
As of December 31, 2022, 100% of the market value of each Fund was determined based on Level 1 inputs.
(b) Cash Overdraft
Certain Funds may have overdrawn U.S. dollar and/or foreign currency balances with the Funds' custodian bank, JPMorgan
Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds' borrowing policy, the advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.
As of December 31, 2022, the Funds did not have overdrawn balances.
(c) Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statements of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statements of Operations.
(d) Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2022 are primarily attributable to capital distributions from the
Master Fund and consent dividends. Temporary differences arise when certain items of income, gain, or loss are recognized in

American Funds - December 31, 2022 - Notes to Financial Statements - 43
different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2022 may primarily be attributable to outstanding wash sale loss deferrals and late year loss deferral. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.
Reclassifications for the year ended December 31, 2022 were as follows:
(e) Federal Income Taxes
Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” ("RIC") by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. The aforementioned distributions may be made in cash or via consent dividends. Consent dividends, agreed to by each shareholder, are taxable to the shareholders as if they were paid in cash during their current tax year.
As of December 31, 2022, the estimated maximum amounts each Fund may claim as consent dividends for 2022 are as follows:
A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest.
Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
(f) Allocation of Expenses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust.
3. Transactions with Affiliates
Under the terms of each Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC
(“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-
investment advisory master-feeder operational support services to the Funds. Under the terms of the Trust’s Master-Feeder
Services Agreement with NFM on behalf of the Funds, each Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees
Fund Capital
Total
Distributable
Earnings (Loss)
American Funds Asset Allocation $ 121,842,212 $ (121,842,212)
American Funds Bond 127,578,468 (127,578,468)
American Funds Global Growth 12,589 (12,589)
American Funds Growth 5,570,799 (5,570,799)
American Funds Growth-Income 30,649,297 (30,649,297)
Fund
Ordinary Distribution
Available for
Consent Dividend
American Funds Asset Allocation $ 154,574,132
American Funds Bond 96,013,875
American Funds Global Growth 2,668,294
American Funds Growth 18,652,197
American Funds Growth-Income 84,771,172

44 - Notes to Financial Statements - December 31, 2022 - American Funds
NFM receives for providing the Funds with non-investment advisory master-feeder operational support services according to the following schedule.
The Trust and NFA have entered into a written Expense Limitation Agreement that limits certain Funds' operating expenses,
(excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities) from exceeding the amounts listed in the following table until November 12, 2023.
NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing
Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.
Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds ("NMF"), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the following fee schedule.
For the year ended December 31, 2022, NFM earned an aggregate of $3,654,159 in fees from the Funds under the Joint Fund
Administration and Transfer Agency Agreement.
In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the
Trust, the Trust has agreed to reimburse NFM for certain costs related to each Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s
Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended
December 31, 2022, the Funds' aggregate portion of such costs amounted to $65,661.
Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”),
the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Funds at an annual rate of 0.25%.
Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;
(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v)
answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25%
of the average daily net assets of Class II shares of each Fund.
Fund Fee Schedule
Advisory Fee Waiver
(annual rate)
All Funds Up to $2.5 billion 0.1425%
$2.5 billion and up to $5 billion 0.1450%
$5 billion and up to $10 billion 0.1525%
$10 billion and up to $15 billion 0.1575%
$15 billion and up to $25 billion 0.1725%
$25 billion and more 0.1900%
Fund Classes
Amount
(annual rate)
American Funds Asset Allocation Class II 1.03%
American Funds Growth Class II 1.11%
Combined Fee Schedule
Up to $25 billion 0.025%
$25 billion and more 0.020

American Funds - December 31, 2022 - Notes to Financial Statements - 45
For the year ended December 31, 2022, the effective rates for administrative services fees were as follows:
For the year ended December 31, 2022, each Fund’s total administrative services fees were as follows:
4. Line of Credit and Interfund Lending
The Trust and NMF (together, the “Trusts”) renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells
Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.25% per annum plus the higher of (a) if ascertainable and available, the Eurodollar Rate as of such day for a transaction settling two business days after such day, (b) the Federal Funds
Effective Rate in effect on such day and (c) the Overnight Bank Funding Rate in effect on such day; provided, however, that if the
Federal Funds Rate calculated in accordance with the foregoing shall be less than zero, such rate shall be deemed to be zero percent (0%) for the purposes of this Agreement. If an Index Rate Unavailability Event occurs in respect of the Eurodollar Rate, the Federal Funds Rate shall be determined without reference to clause (a) of this definition. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable.
In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 6, 2023.
During the year ended December 31, 2022, the Funds had no borrowings under the line of credit.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Funds may
participate in an interfund lending program among Fund managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. During the year ended December 31, 2022, none of the Funds engaged in interfund lending.
5. Investment Transactions
For the year ended December 31, 2022, purchases and sales of securities (excluding short-term securities) were as follows:
Fund Class II
American Funds Asset Allocation 0.25%
American Funds Bond 0.25
American Funds Global Growth 0.25
American Funds Growth 0.25
American Funds Growth-Income 0.25
Fund Amount
American Funds Asset Allocation $ 16,756,653
American Funds Bond 8,860,590
American Funds Global Growth 1,228,338
American Funds Growth 3,213,610
American Funds Growth-Income 9,552,469
Fund Purchases
*
Sales
American Funds Asset Allocation $ 862,790,861 $ 630,429,594
American Funds Bond 279,604,021 435,809,546
American Funds Global Growth 89,031,096 42,184,928
American Funds Growth 309,334,513 97,170,290
American Funds Growth-Income 582,538,853 302,120,572
* Purchases include reinvestments of income and realized gain distributions, as applicable.

46 - Notes to Financial Statements - December 31, 2022 - American Funds
6. Risks Associated with Investment in Master Fund
Each Fund concentrates its investment primarily in a single underlying fund. Therefore, each Fund has the same principal risks as the Master Fund in which it invests. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for each Master Fund’s principal risks of investments. The relative concentration in a Master Fund also may affect the direct performance of a Fund, positively or negatively, and may have a greater risk of loss.
7. Indemnifications
Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its
Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.
The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust.
Based on experience, however, the Trust expects the risk of loss to be remote.
8. New Accounting Pronouncements and Other Matters
On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after
2021. U.S. Federal Reserve Bank's Alternative Reference Rates Committee (the "ARR committee") selected Secured Overnight
Financing Rate (SOFR) as the preferred alternative to the U.S. dollar LIBOR. The ARR committee has noted the stability of the repurchase market on which the rate is based. New York Federal Reserve began publication of the rate in April 2018. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. On March 5, 2021, ICE Benchmark Administration stated that it will cease the publication of (i) the overnight and
1, 3, 6 and 12 months USD LIBOR settings immediately following the LIBOR publication on June 30, 2023 and (ii) all other LIBOR settings, including the 1 week and 2 months USD LIBOR settings, immediately following the LIBOR publication on December 31,
2021, with the majority of the USD LIBOR settings to end immediately after publication on June 30, 2023. Management is currently evaluating the implications of the change and its impact on financial statement disclosures and reporting requirements.
A Master Fund does not charge a Fund any sales charge for buying or selling shares. However, a Fund indirectly pay a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of a Fund.
9. Federal Tax Information
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
American Funds Asset Allocation $ 5,739,057 $ 248,464,229 $ 254,203,286 $ – $ 254,203,286
American Funds Bond 1,462 69,761,007 69,762,469 – 69,762,469
American Funds Global Growth 8,802 29,278,857 29,287,659 – 29,287,659
American Funds Growth 1,882,552 157,022,922 158,905,474 – 158,905,474
American Funds Growth-Income 2,967,474 90,901,701 93,869,175 – 93,869,175
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

American Funds - December 31, 2022 - Notes to Financial Statements - 47
The tax character of distributions paid during the year ended December 31, 2021 was as follows:
As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:
As of December 31, 2022, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:
As of December 31, 2022, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of December 31, 2022.
10. Coronavirus (COVID-19) Pandemic
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.
11. Subsequent Events
Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
American Funds Asset Allocation $ 86,687,707 $ 44,033,087 $ 130,720,794 $ – $ 130,720,794
American Funds Bond 79,008,352 21,017,032 100,025,384 – 100,025,384
American Funds Global Growth 278,663 15,882,566 16,161,229 – 16,161,229
American Funds Growth 3,042,398 20,202,416 23,244,814 – 23,244,814
American Funds Growth-Income 45,001,451 77,745,807 122,747,258 – 122,747,258
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Fund
Undistributed
Ordinary Income
Undistributed
Long-Term
Capital Gains
Accumulated
Earnings
Distributions
Payable
Accumulated
Capital and Other
Losses
Unrealized
Appreciation/
(Depreciation)*
Total Accumulated
Earnings (Deficit)
American Funds Asset Allocation $ 154,576,595 $ 641,398,628 $ 795,975,223 $ – $ – $ 907,938,540 $ 1,703,913,763
American Funds Bond 96,013,872 – 96,013,872 – (20,297,505) (534,467,460) (458,751,093)
American Funds Global Growth 2,668,296 48,695,191 51,363,487 – – 32,164,010 83,527,497
American Funds Growth 18,852,829 159,362,434 178,215,263 – – (124,586,084) 53,629,179
American Funds Growth-Income 84,771,173 337,006,135 421,777,308 – – 396,406,060 818,183,368
* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.
Fund
Tax Cost of
Investments
Unrealized
Appreciation
Unrealized
Depreciation
Net Unrealized
Appreciation/
(Depreciation)
American Funds Asset Allocation $ 5,351,438,661 $ 934,944,315 $ (27,005,775) $ 907,938,540
American Funds Bond 3,726,817,059 – (534,467,460) (534,467,460)
American Funds Global Growth 430,095,398 38,226,544 (6,062,534) 32,164,010
American Funds Growth 1,295,188,246 48,660,913 (173,246,997) (124,586,084)
American Funds Growth-Income 3,262,764,791 413,423,029 (17,016,969) 396,406,060
Fund Amount
American Funds Bond $ (20,297,505)

48 - Report of Independent Registered Public Accounting Firm - December 31, 2022 - American Funds
To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT American Funds Asset
Allocation Fund, NVIT American Funds Bond Fund, NVIT American Funds Global Growth Fund, NVIT American Funds
Growth Fund and NVIT American Funds Growth-Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of NVIT American Funds Asset Allocation Fund, NVIT
American Funds Bond Fund, NVIT American Funds Global Growth Fund, NVIT American Funds Growth Fund and NVIT American
Funds Growth-Income Fund (five of the funds constituting Nationwide Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United
States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the
Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 21, 2023
We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

American Funds - December 31, 2022 (Unaudited) - Supplemental Information - 49
Other Federal Tax Information
For the year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2022 Form 1099-DIV.
For the taxable year ended December 31, 2022, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:
The Fund has derived net income from sources within foreign countries. As of December 31, 2022, the foreign source income for the Fund was as follows:
The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December
31, 2022, the foreign tax credit for the Fund was as follows:
Fund
Dividends Received
Deduction
American Funds Asset Allocation 48.77%
American Funds Bond 0.06
American Funds Global Growth 100.00
American Funds Growth 45.47
American Funds Growth-Income 68.38
Fund Amount
American Funds Asset Allocation $ 248,461,767
American Funds Bond 69,761,007
American Funds Global Growth 29,278,857
American Funds Growth 157,022,922
American Funds Growth-Income 90,901,701
Fund Amount Per Share
American Funds Asset Allocation $ – $ –
American Funds Bond – –
American Funds Global Growth 1,245,726 0.0861
American Funds Growth – –
American Funds Growth-Income – –
Fund Amount Per Share
American Funds Asset Allocation $ – $ –
American Funds Bond – –
American Funds Global Growth 491,787 0.0340
American Funds Growth – –
American Funds Growth-Income – –

American Funds - December 31, 2022 - Management Information - 51
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds
Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1980 Trustee since January 2023 134
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020. Prior to this time, Ms.
Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from June 2002 to July 2004.
Other Directorships held During the Past Five Years
2
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present,
Trustee/Executive Board Member of Houston Ballet from September 2011 to present and President since July 2022, and Board Member of Hermann
Park Conservancy from August 2011 to present, serving as Board Chair since 2020.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a
Chartered Financial Analyst.
Lorn C. Davis
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1968 Trustee since January 2021 134
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016,
Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management,
LLC, serving as a Managing Director from September 2003 through May 2016.
Other Directorships held During the Past Five Years
2
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to
September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board
(non-fiduciary) of Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since July 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience, significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of
Corporate Directors in 2008.
Barbara I. Jacobs
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1950 Trustee since December 2004 134
Principal Occupation(s) During the Past Five Years (or longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance
and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a
European (United Kingdom) hedge fund, from January 2001 through January 2006.
Other Directorships held During the Past Five Years
2
Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1964 Trustee since March 2012; Chairman since
January 2021
134
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset Management, LLC in August 2022. Prior
to this time, Mr. Karlawish was a partner with Park Ridge Asset Management, LLC since December 2008 and also served as a portfolio manager. From
May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and
BB&T Variable Insurance Funds from February 2005 until October 2008.
Other Directorships held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds;
significant executive experience, including past service at a large asset management company and significant experience in the investment management industry

52 - Management Information - December 31, 2022 - American Funds
Interested Trustee
1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns
75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
Carol A. Kosel
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since March 2013 134
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President,
Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.
Other Directorships held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.
Douglas F. Kridler
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1955 Trustee since September 1997 134
Principal Occupation(s) During the Past Five Years (or longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with
2,000 funds in 55 Ohio counties and 37 states in the U.S.
Other Directorships held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as president and chief executive officer of one of
America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.
Charlotte Tiedemann Petersen
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1960 Trustee since January 2023 134
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment Officer at Alexander Capital
Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen was a Portfolio Manager, Partner and Management
Committee member of Denver Investment Advisors LLC.
Other Directorships held During the Past Five Years
2
Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.
David E. Wezdenko
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since January 2021 134
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr.
Wezdenko was Managing Director of JPMorgan Chase & Co.
Other Directorships held During the Past Five Years
2
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private Placements LLC from
January 2010 to December 2017.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.
M. Diane Koken
3
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1952 Trustee since April 2019 134
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from
1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel, and corporate secretary of a national life insurance company.
Other Directorships held During the Past Five Years
2
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-2021,
Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of
Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

American Funds - December 31, 2022 - Management Information - 53
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in the SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
1
Length of time served includes time served with the Trust’s predecessors.
2
These positions are held with an affiliated person or principal underwriter of the Funds.
The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request.
Shareholders may call 800-848-0920 to request the SAI.
Lee T. Cummings
Year of Birth Positions Held with Funds and Length of Time Served
1
1963 President, Chief Executive Officer and Principal Executive Officer since September 2022
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual
Insurance Company.
=
2
He previously served as the Trust’s Treasurer and Principal Financial Officer.
David Majewski
Year of Birth Positions Held with Funds and Length of Time Served
1976 Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth Positions Held with Funds and Length of Time Served
1970 Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual
Insurance Company.
=
2
He previously served as the VP, Chief Compliance Officer for the Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.
Stephen R. Rimes
Year of Birth Positions Held with Funds and Length of Time Served
1970 Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual
Insurance Company.
=
2
He previously served as Assistant General Counsel for Invesco from 2000-2019.
Steven D. Pierce
Year of Birth Positions Held with Funds and Length of Time Served
1
1965 Senior Vice President, Head of Business and Product Development since March 2020
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Pierce is Senior Vice President, Head of Business and Product Development for Nationwide Funds Group, and is a Vice President of Nationwide
Mutual Insurance Company.
=
2
Christopher C. Graham
Year of Birth Positions Held with Funds and Length of Time Served
1971 Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio
Manager since September 2016
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of
Nationwide Mutual Insurance Company.
=
2

54 - Market Index Definitions - December 31, 2022 - American Funds
Bloomberg
®
Emerging Markets Aggregate Bond Index (USD): A flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate emerging markets issuers.
Bloomberg
®
U.S. Municipal Index: An index based on USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Bloomberg
®
U.S. Aggregate Total Return Index (USD): Provides a measure of the performance of the U.S. dollar denominated investment grade bond market, including investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage-backed securities and asset backed securities that are publicly for sale in the United
States.
Bloomberg
®
U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-
grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg
®
U.S. Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
Bloomberg
®
U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-
yield corporate bonds, with a maximum allocation of 2% to any one issuer.
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-
securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues, and corporates.
Bloomberg
®
U.S. 10-20 Year Treasury Bond Index: Measures US dollar-denominated, fixed-rate, nominal debt issued by the US
Treasury with 10-20 years to maturity.
Bloomberg
®
U.S. Treasury Inflation-Protected Securities (TIPS) Index
SM
: An index that measures the performance of the US
Treasury Inflation Protected Securities (TIPS) market.
Bloomberg
®
Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-
through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association
(Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least one year.
Bloomberg
®
U.S. Government/Mortgage Index: Measures the performance of U.S. government bonds and mortgage-related securities, including Ginnie Maes, Freddie Macs, Hybrid ARMs, Fannie Maes, U.S. Treasuries and U.S. Agencies only. It is a subset of US Aggregate Index.
Note about Bloomberg
®
Indexes
Bloomberg
®
and its indexes are service marks of Bloomberg
®
Finance L.P. and its affiliates including Bloomberg
®
Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg
®
is not
affiliated with Nationwide, and Bloomberg
®
does not approve, endorse, review, or recommend this product. Bloomberg
®
does not
guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-
weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.
Citigroup US Broad Investment-Grade Bond Index (USBIG
®
): An unmanaged, market capitalization-weighted index that
measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-
rate, U.S. Treasury, government-sponsored, collateralized, and corporate debt with remaining maturities of one year or more.

American Funds - December 31, 2022 - Market Index Definitions - 55
Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay, and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.
Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.
Note about Citigroup Indexes
© 2023 Citigroup Index LLC. All rights reserved
Dow Jones U.S. Select Real Estate Securities Index
SM
(RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).
FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.
FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.
Note about FTSE Indexes
Source: FTSE International Limited (“FTSE”) © FTSE 2023. “FTSE
®
” is a trademark of the London Stock Exchange Group
companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in
FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/
or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.
ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros. The Index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.
ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros.
Note about ICE BofA Merrill Lynch Indexes
Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA
Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2023).
iMoneyNet Money Fund Average™ Government All Index: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.
JPM Emerging Market Bond Index (EMBI) Global Diversified Index: An unmanaged index that reflects the total returns of U.S.
dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.
J.P. Morgan Mozaic
SM
Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities, and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

56 - Market Index Definitions - December 31, 2022 - American Funds
Note about JPMorgan Indexes
Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy.
The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan's prior written approval.
© 2023, JPMorgan Chase & Co. All rights reserved.
Morningstar
®
Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-
date investment products. Each index is available in three risk profiles: aggressive, moderate, and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a
Morningstar company.
Morningstar
®
Target Risk Indexes: A series consisting of five asset allocation indexes that span the risk spectrum from conservative to aggressive. The securities selected for the asset allocation indexes are driven by the rules-based indexing methodologies that power Morningstar's comprehensive index family.
Aggressive Target Risk Index
Moderately Aggressive Target Risk Index
Moderate Target Risk Index
Moderately Conservative Target Risk Index
Conservative Target Risk Index
Note about Morningstar
®
Indexes
Neither any Morningstar company nor any of its information providers can guarantee the accuracy, completeness, timeliness, or correct sequencing of any of the info rmation on this website, including, but not limited to, information originated by any Morningstar company, licensed by any Morningstar company from information providers, or gathered by any Morningstar company from other third-party sources (e.g., publicly available sources). ©2023 Morningstar
MSCI ACWI
®
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.
MSCI ACWI
®
ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the
United States.
MSCI ACWI
®
ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by
MSCI; excludes the United States.
MSCI EAFE
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and
Canada.
MSCI World ex USA Index
SM
: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM)
countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.
MSCI World Index
SM
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.
MSCI EAFE
®
Small Cap Index: An equity index which captures small cap representation across Developed Markets countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK around the world, excluding the US and
Canada.

American Funds - December 31, 2022 - Market Index Definitions - 57
MSCI EAFE
®
Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.
MSCI Emerging Markets
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.
Note about MSCI Indexes
MSCI cannot and does not guarantee the accuracy, validity, timeliness or completeness of any information or data made available to you for any particular purpose. Neither MSCI, nor any of its affiliates, directors, officers, or employees, nor its successors or assigns, nor any third-party vendor, will be liable or have any responsibility of any kind for any loss or damage that you incur.
© 2023 MSCI Inc. All rights reserved.
NYSE Arca Tech 100 Index: A price-weighted index composed of common stocks and American Depository Receipts (“ADRs”
a form of equity security that was created specifically to simplify foreign investing for American investor) of technology-related companies listed on US stock exchanges. This Index is maintained by the New York Stock Exchange, but also includes stocks that trade on exchanges other than the NYSE.
Note about NYSE Arca Index
“Archipelago
®
”, “ARCA
®
”, “ARCAEX
®
”, “NYSE
®
“, “NYSE ARCA
SM
” and “NYSE Arca Tech 100
SM
” are trademarks of the NYSE Group,
Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide
NYSE Arca Tech 100 Index Fund. The Nationwide NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the Nationwide NYSE Arca Tech 100 Index to track general stock market performance.
Russell 1000
®
Index: A stock market index that represents the 1000 top companies by market capitalization in the Russell 3000
Index in the United States.
Russell 1000
®
Equal Weight Technology Index: Russell's industry equal weight index methodology equally weights each industry within the index and then equally weights the companies within each industry. Provides greater diversification benefits than traditional equal weighted indexes.
Russell 1000
®
Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000
®
Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the
U.S. equity universe; includes those Russell 1000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000
®
Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000
®
Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.
Russell 2000
®
Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the
U.S. equity universe; includes those Russell 2000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500
TM
Growth Index: An unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. Includes companies with higher growth earning potential.
Russell 3000
®
Growth Index: A market-capitalization weighted index based on the Russell 3000 Index. Includes companies that show signs of above-average growth.

58 - Market Index Definitions - December 31, 2022 - American Funds
Russell 3000
®
Index: a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market.
Russell Midcap
®
Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap
®
Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Note about Russell Indexes
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
S&P 500
®
Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.
S&P MidCap 400
®
(S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies (those with a market capitalization of $1.4 billion to $5.9 billion).
S&P North American Technology Sector Index: Represents U.S. securities classified under the GICS
®
information technology
sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-
industries.
S&P Target Date
®
To Indexes: A series of 12 unmanaged, multi-asset class indexes consisting of the Retirement Income Index plus 11 indexes that correspond to a specific target retirement date (ranging from 2010 through 2060+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.
Note about S&P Indexes
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P.O. Box 701
Milwaukee, WI 53201-0701
nationwide.com/mutualfunds
NAR-AMF (2-23)

American Funds

Insurance Series®

Annual report

for the year ended December 31, 2022

Investing in global companies for the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1Letter to investors

4Fund reviews

Investment portfolios

46 Global Growth Fund

51Global Small Capitalization Fund

58Growth Fund

65International Fund

70New World Fund®

84Washington Mutual Investors Fund

89Capital World Growth and Income Fund®

97 Growth-Income Fund

103International Growth and Income Fund

109Capital Income Builder®

127Asset Allocation Fund

160American Funds® Global Balanced Fund

176The Bond Fund of America®

206Capital World Bond Fund®

226American High-Income Trust®

245American Funds Mortgage Fund®

252Ultra-Short Bond Fund

254U.S. Government Securities Fund®

263Managed Risk Growth Fund

265Managed Risk International Fund

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® for the year ended December 31, 2022.

Regarding the investment environment, global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

European stocks declined as record-high inflation, rising interest rates and the Ukraine invasion combined to hammer the eurozone economy. Gross domestic product growth in the 19-member eurozone decelerated throughout the year, falling to 0.3% in the third quarter from 0.6% in the first quarter. Political turmoil also weighed on markets amid contentious leadership changes in Italy and the United Kingdom. Despite a strong fourth-quarter rally in European stocks, the MSCI Europe Index3 finished the full year down by 15.06%.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID- 19, also weighed on equity prices. Overall, the MSCI Emerging Markets Index4 slid 20.09%.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index5 lost 12.46% in one of the worst bond market

267Managed Risk Washington Mutual Investors Fund

269Managed Risk Growth-Income Fund

271Managed Risk Asset Allocation Fund

273 Financial statements

Past results are not predictive of results in future periods.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes. Source: MSCI.

1Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.

2Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

3Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

4Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.

5Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

American Funds Insurance Series    1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield rose 237 basis points to 3.88%. In this environment, investment-grade (BBB/ Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index6 was down 15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 fell by 11.18%, while the Bloomberg Municipal Bond Index8 declined 8.53%.

In foreign exchange markets a strong U.S. dollar grew stronger for much of the year, particularly as the Fed raised rates at a faster pace than some other central banks, though there was some reversal of its strength in the last two months of the year. The dollar posted gains of 6.6% and 14.6% against the euro and the yen, respectively.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy, and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past decade, but is likely to gently decline over the coming year from the 6.5% mark, published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 13, 2023

Past results are not predictive of results in future periods.

6Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

7Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

8Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment- grade tax-exempt bond market.

2    American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2023, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series    3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund declined 24.54% for the 12 months ended December 31, 2022, compared with a decrease of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the fund, stock selection in the consumer discretionary sector was the top contributor to relative returns. A larger-than-index position in health care firm Cigna was among the top individual contributors to the fund, with returns that outpaced the broader market. On the downside, stock selections within the information technology sector weighed on results. Netherlands-based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.

On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high- quality products and services, and whose values are not yet fully reflected in their share prices.

4    American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical	$40,000

$10,000 investment has grown

$26,965 Global Growth Fund, Class 1

$21,545

MSCI ACWI1

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years	(since April 30, 1997) expense ratio				expense ratio

Class 1		–24.54%		7.33%		10.43%		9.57%		0.52%	0.41%
Class 1A		–24.73		7.07		10.16		9.30		0.77	0.66
Class 2		–24.74		7.06		10.15		9.30		0.77	0.66
Class 4		–24.92		6.80		9.92		9.04		1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. ²Periods greater than one year are annualized.

Percent of net assets

Where the fund’s
assets were
invested as of		The Americas 50.4%
December 31, 2022

Europe 30.5%

Asia/Pacific Basin 15.2%

Short-term securities & other assets less liabilities 3.9%

American Funds Insurance Series    5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 29.37% for the 12 months ended December 31, 2022. Its benchmark, the MSCI All Country World Small Cap Index,¹ a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, declined 18.67%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selection within the health care sector was a positive contributor to relative returns. A larger-than-index investment in medical technology firm Haemonetics was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector weighed on returns. Within individual securities, India-based cloud platform provider Tanla Platforms was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in Hong Kong and Korea were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

In a turbulent year for markets across the board, the fund’s results for the past 12 months have been disappointing. However, with analysts’ full-time return to the road after COVID-19-related pauses, fund managers remain confident in the primary research capabilities underpinning investment decisions, and optimistic for the outlook ahead. While cognizant of the possibility of recession in the short term, managers remain committed to investing in companies with long-term potential.

6    American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical	$30,000

$10,000 investment
has grown	$20,987
		MSCI ACWI
		Small Cap1
		$19,857

		Global Small
		Capitalization
		Fund, Class 1
10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years	(since April 30, 1998) expense ratio				expense ratio

Class 1		–29.37%		3.05%		7.10%		8.39%		0.70%	0.66%
Class 1A		–29.54		2.80		6.84		8.13		0.95	0.91
Class 2		–29.55		2.79		6.84		8.13		0.95	0.91
Class 4		–29.69		2.54		6.58		7.86		1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. ²Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

Asia/Pacific Basin 31.6%

Europe 21.1%

Other regions .8%

Percent of net assets

The Americas 43.7%

Short-term securities

&other assets less liabilities 2.8%

American Funds Insurance Series    7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund declined 29.75% for the 12 months ended December 31, 2022, compared with a decrease of 18.11% in its benchmark index, S&P 500 Index,¹ a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selection within the materials sector was the top contributor to relative returns. A position in energy industry firm Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the communication services sector weighed on results. A position in Tesla was the top individual detractor to returns.

The overall uncertain economic environment and challenges of inflation are very real concerns. The fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.

8    American Funds Insurance Series

Growth Fund (continued)

How a hypothetical	$60,000

$10,000 investment has grown

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
Year ended December 31

$36,843 Growth Fund, Class 1

$32,654 S&P 5001

Total returns based on For periods ended December 31, 20222
a $1,000 investment				Lifetime	Expense
	1 year	5 years	10 years (since February 8, 1984)		ratio

Class 1	–29.75%	11.42%	13.93%	12.65%	0.34%
Class 1A	–29.93	11.14	13.65	12.37	0.59
Class 2	–29.94	11.14	13.64	12.37	0.59
Class 3	–29.89	11.22	13.72	12.45	0.52
Class 4	–30.11	10.86	13.38	12.09	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. ²Periods greater than one year are annualized.

Percent of net assets

Where the fund’s

assets were

invested as ofHealth care 17.3% December 31, 2022

Consumer discretionary 16.9%

Communication services 12.9%	Information technology 20.0%

Other sectors 18.1%

Industrials 10.9%

Short-term securities

Other securities .3%
& other assets

less liabilities 3.6%

American Funds Insurance Series    9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 20.57% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, stock selection within the energy sector boosted relative returns. Within individual securities, a higher-than-index position in Petroleo Brasileiro was a top contributor as the stock significantly outpaced the market overall. On the downside, stock selection within the information technology sector dragged on returns. A larger-than-index position in South Korean chipmaker SK Hynix was among the top individual detractors.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. In this uncertain environment, the fund’s managers endeavor to maintain a portfolio with a healthy balance of well-managed companies across sectors.

10    American Funds Insurance Series

International Fund (continued)

How a hypothetical	$20,000

$10,000 investment has grown

$15,058 International Fund, Class 1

$14,520

MSCI ACWI ex USA1

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment										Lifetime	Expense
				1 year		5 years		10 years	(since May 1, 1990)		ratio

Class 1				–20.57%		–0.78%		4.18%		7.07%	0.53%
Class 1A				–20.80		–1.03		3.92		6.80	0.78
Class 2				–20.79		–1.03		3.92		6.80	0.78
Class 3				–20.76		–0.97		3.98		6.87	0.71
Class 4				–21.02		–1.29		3.67		6.54	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. ²Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

Europe 30.2%

The Americas 15.3%

Other regions 1.2%

Percent of net assets

Asia/Pacific Basin 49.2%

Short-term securities

&other assets less liabilities 4.1%

American Funds Insurance Series    11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 21.86% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index),¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 18.36%. The MSCI Emerging Markets (EM) Index,¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), fell by 20.09%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, the Federal Reserve’s aggressive interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. However, a few countries, including Brazil, were able to separate from the group by benefiting from some stronger fundamentals.

Within the portfolio, a higher-than-benchmark position in the materials sector was beneficial to the fund’s relative returns. Brazilian mining company Vale was a top individual contributor, as its stock saw returns that outpaced the broader market. Indian energy company Reliance Industries was also a relative contributor. On the downside, stock selection within the health care sector dragged on relative returns. Among individual securities, a larger-than-benchmark position in Singapore-based Sea Ltd. was a top detractor to results.

The investment environment has become much more challenging over the last year, with a wide range of uncertainties affecting equity prices – including global shifts in monetary policy, elevated geopolitical tensions and the potential for widespread recession. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these periods of volatility. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12    American Funds Insurance Series

New World Fund® (continued)

How a hypothetical	$30,000

$10,000 investment has grown

$21,545

MSCI ACWI1

$15,573 New World Fund, Class 1

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years (since June 17, 1999)				expense ratio	expense ratio

Class 1		–21.86%		2.58%		4.53%		7.45%		0.64%	0.57%
Class 1A		–22.09		2.32		4.27		7.18		0.89	0.82
Class 2		–22.10		2.32		4.27		7.18		0.89	0.82
Class 4		–22.25		2.07		4.02		6.92		1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. ²Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

The Americas 34.8%

Europe 20.6%

Other regions 2.9%

Percent of net assets

Asia/Pacific Basin 36.4%

Short-term securities

&other assets less liabilities 5.3%

American Funds Insurance Series    13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund declined 8.28% for the 12 months ended December 31, 2022. Its benchmark index, S&P 500 Index,¹ a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell by 18.11%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selections in the consumer discretionary and information technology sectors were additive to relative returns. Among individual securities, a higher-than-benchmark position in Unitedhealth Group was a top contributor, as the stock outpaced the broader market. On the downside, security selections within the financials and real estate sectors were top detractors. A lower-than-index position in Exxon Mobil weighed on relative returns as the stock outpaced the market overall.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, inflation, and other global issues, along with the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long- term investment opportunities.

14    American Funds Insurance Series

Washington Mutual Investors Fund (continued)
How a hypothetical $40,000

$10,000 investment
has grown	$32,654

S&P 5001
$29,888
Washington Mutual
Investors Fund,
Class 1
10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years	(since July 5,2001)			expense ratio	expense ratio

Class 1		–8.28%		7.37%		11.57%		6.97%		0.40%	0.25%
Class 1A		–8.45		7.11		11.30		6.71		0.65	0.50
Class 2		–8.45		7.11		11.30		6.70		0.65	0.50
Class 4		–8.69		6.84		11.08		6.47		0.90	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. ²Periods greater than one year are annualized.

Where the fund’s assets were

invested as of Information technology 17.6% December 31, 2022

Financials 13.7%

Industrials 11.2%

Percent of net assets

Health care 22.0%

Other sectors 22.8%

Short-term securities

&other assets less liabilities 4.3%

Other securities .3%

American Funds Insurance Series    15
Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund declined 17.13% for the 12 months ended December 31, 2022, compared with a decline of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, a higher-than-index position and stock selection within the materials sector was a top contributor to relative returns. Results were also buoyed by holdings in Vale, a Brazil-based mining company, which saw returns over the period that outpaced the broader market. On the downside, stock selection within the communication services and financials sectors were among the top detractors to returns. A position in Sberbank Russia weighed on returns as the stock saw sharp declines due to Russia’s invasion of Ukraine and related consequences.

On a geographical basis, stocks domiciled in the United States and Brazil contributed the most to relative returns, while holdings in Japan and Russia dragged.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. Against this uncertainty, the fund’s managers remain committed to finding companies that can grow regardless of macro environment and investing in those that have shown a strong tendency to pay a dividend through difficult economic conditions.

16    American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical	$30,000

$10,000 investment has grown

$21,665 Capital World Growth and Income Fund, Class 1

$21,545

MSCI ACWI1

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years	(since May 1, 2006) expense ratio				expense ratio

Class 1		–17.13%		4.36%		8.04%		6.40%		0.53%	0.42%
Class 1A		–17.29		4.10		7.79		6.15		0.78	0.67
Class 2		–17.33		4.10		7.77		6.14		0.78	0.67
Class 4		–17.57		3.83		7.53		5.89		1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. ²Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

Europe 23.6%

Asia/Pacific Basin 17.5%

Other regions .1%

Percent of net assets

The Americas 54.6%

Short-term securities

&other assets less liabilities 4.2%

American Funds Insurance Series    17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund fell 16.28% for the 12 months ended December 31, 2022, compared with a decline of 18.11% in its benchmark index, S&P 500 Index,¹ a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the communications and financials sectors dragged on portfolio returns. Netflix was the fund’s top individual detractor owing to a larger-than-benchmark position and returns that lagged the market overall.

Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue. Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.

18    American Funds Insurance Series

Growth-Income Fund (continued)
How a hypothetical $40,000

$10,000 investment
has grown	$32,654

S&P 5001
$30,559
Growth-Income
Fund, Class 1
10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment										Lifetime	Expense
				1 year		5 years		10 years	(since February 8, 1984)		ratio

Class 1				–16.28%		8.09%		11.82%		11.01%	0.28%
Class 1A				–16.48		7.83		11.55		10.74	0.53
Class 2				–16.50		7.83		11.54		10.74	0.53
Class 3				–16.43		7.91		11.62		10.82	0.46
Class 4				–16.70		7.56		11.28		10.47	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. ²Periods greater than one year are annualized.

			Percent of net assets

Where the fund’s
assets were
invested as of	Industrials	14.2%	Information technology 20.2%
December 31, 2022

	Health care 13.3%		Other sectors 27.2%

	Financials	8.8%

	Consumer discretionary 7.8%		Short-term securities

			& other assets
	Other securities .8%		less liabilities 7.7%

American Funds Insurance Series    19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund fell 15.00% for the 12 months ended December 31, 2022, compared with a decline of 16.00% in its benchmark index, MSCI ACWI (All Country World Index) ex USA,¹ a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selections within the consumer discretionary and consumer staples sectors were additive to relative results. Within individual securities, British American Tobacco was a top contributor owing to returns that outpaced the broader market. On the downside, security selections within the financials and energy sectors detracted from returns. Positions in Russian firms Sberbank and Gazprom were among the top individual detractors as their stocks saw declines due to the Russian invasion of Ukraine and related consequences.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, valuations remain depressed, particularly outside the United States. The fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20    American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical	$18,000

$10,000 investment has grown

$14,607 International Growth and Income Fund, Class 1

$14,520

MSCI ACWI ex USA1

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment										Lifetime	Expense
				1 year		5 years		10 years (since November 18, 2008)			ratio

Class 1				–15.00%		0.88%		3.86%		6.91%	0.55%
Class 1A				–15.31		0.61		3.60		6.64	0.80
Class 2				–15.25		0.62		3.60		6.64	0.80
Class 4				–15.52		0.35		3.37		6.40	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. ²Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

Asia/Pacific Basin 28.1%

The Americas 14.0%

Other regions .7%

Percent of net assets

Europe 54.6%

Short-term securities

&other assets less liabilities 2.6%

American Funds Insurance Series    21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, declined 6.90% for the 12 months ended December 31, 2022. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index¹ fell 16.59%. MSCI ACWI,² a free float-adjusted market capitalization- weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), fell 18.36%. The Bloomberg U.S. Aggregate Index,³ which represents the U.S. investment-grade (rated BBB/Baa and above) fixed- rate bond market, fell 13.01%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply.

The overall portfolio has protected the absolute downside for investors. In the equity portfolio, stock selection in consumer staples was a top contributor to relative returns. Investment in aerospace, within the industrials sector, was also additive, as was a position in the energy sector. On the downside, stock selection within financials detracted from returns. Overall, dividend-paying companies have done better than the broader market.

The fund’s fixed income portfolio outpaced its benchmark and was additive to relative returns overall. Duration positioning within the portfolio was a primary driver of returns, while curve positioning and security selection detracted.

The fund’s portfolio managers are cautious given the impact of a potential U.S. recession on earnings and dividends, but also aware that markets tend to bottom three to six months ahead of a recession and are therefore ready to revisit early cyclical investment ideas. With the strength of the U.S. dollar reversing, we believe the fund’s exposure to global markets is well-positioned. The fund also remains well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers remain loyal to the fund’s objective and optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22    American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical	$25,000

$10,000 investment has grown

$17,167

MSCI ACWI2

$15,307 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index1

$14,442

May 1Capital Income

Builder, Class 1

10,000

8,000

2014

2015

2016

2017	2018	2019
Semi-annual

2020

2021

Bloomberg U.S.

Aggregate Index3

2022

Total returns based on For periods ended December 31, 20224
a $1,000 investment			Lifetime	Gross	Net
	1 year	5 years	(since May 1, 2014)	expense ratio	expense ratio

Class 1	–6.90%	4.35%	4.33%	0.41%	0.27%
Class 1A	–7.06	4.10	4.08	0.66	0.52
Class 2	–7.13	4.09	4.14	0.66	0.52
Class 4	–7.37	3.83	3.81	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

¹Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

²Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

³Source: Bloomberg Index Services Ltd.

4Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

Europe 18.0%

Asia/Pacific Basin 8.5%

Other regions .1%

Percent of net assets

The Americas 69.0%

Short-term securities

&other assets less liabilities 4.4%

American Funds Insurance Series    23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 13.19% for the 12 months ended December 31, 2022. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index¹ declined 15.79%. S&P 500 Index,² a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%, while the Bloomberg U.S. Aggregate Index,³ which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell by 13.01%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply.

In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an off-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris, which saw returns that significantly outpaced the market overall. On the downside, stock selections within the energy and financials sectors weighed on relative returns. Within energy, Exxon Mobil – which the fund did not hold – weighed on relative results as its stock outpaced the broader market. A higher-than-benchmark holding in Charter Communications was among the top individual detractors, as returns lagged the broader market.

The fund’s fixed income investments were additive to relative returns overall. Duration positioning within Treasuries and mortgage-backed securities (MBS) contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.

In the wake of market selloffs and rotations like the one seen in 2022, opportunities often abound for the long-term investor. Fund managers note that many sound companies with outstanding long-term prospects are trading at attractive valuations because the market is focused on the short term. Managers are focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24    American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical	$40,000

$10,000 investment												$32,654
has grown

												S&P 5002

											$22,350
												Asset Allocation
												Fund, Class 1
												$21,759

												60%/40% S&P
												500/Bloomberg
												U.S. Aggregate
												Index1
												$11,108

												Bloomberg U.S.
	10,000											Aggregate Index3

	8,000

	‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
					Year ended December 31

Total returns based on For periods ended December 31, 20224
a $1,000 investment											Lifetime	Expense
					1 year		5 years		10 years	(since August 1,1989)		ratio

	Class 1				–13.19%		5.59%		8.37%		8.22%	0.30%
	Class 1A				–13.43		5.32		8.11		7.95	0.55
	Class 2				–13.41		5.33		8.10		7.95	0.55
	Class 3				–13.37		5.40		8.18		8.03	0.48
	Class 4				–13.66		5.06		7.87		7.69	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

²Source: S&P Dow Jones Indices LLC.

³Source: Bloomberg Index Services Ltd.

4Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

Convertible stocks .3%

Mortgage-backed obligations 7.6%

U.S. Treasury bonds & notes 6.5%

Corporate bonds, notes & loans 5.6%

Investment funds 5.5%

Asset-backed obligations 1.7%

Other bonds & notes .3%

Percent of net assets

Common stocks 67.8%

Short-term securities

&other assets less liabilities 4.7%

American Funds Insurance Series    25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund declined 14.33% for the 12 months ended December 31, 2022. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index¹ fell 17.33%. MSCI ACWI,² a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was down 18.36%, while the Bloomberg Global Aggregate Index,³ a measure of global investment-grade bonds (rated BBB/Baa and above), declined 16.25%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses. Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index4 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

The fund declined overall but outpaced its primary benchmark index. Within the equity portfolio, stock selection in the communication services sector was a top contributor to relative results. A lower-than-benchmark position in Amazon was additive to portfolio relative returns as the stock lagged the market overall. On the downside, stock selection within the materials sector weighed on returns. A higher-than-benchmark holding in Home Depot was a top detractor among individual stocks. The fund’s fixed income investments detracted from relative results. A small exposure to Russian bonds weighed on relative returns, while overall sector selection was positive, owing mostly to holdings in euro-denominated assets.

Investors face an ongoing combination of risks in the year ahead, with likely weak economic growth, high inflation and geopolitical risk continuing. Among stock sectors, fund managers believe sectors such as U.S. utilities and health care may provide attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. They are also closely watching the U.S. dollar, whose strength has weighed on non-U.S. holdings in the portfolio and is expected to remain strong into 2023. The fund’s fixed income portfolio remains cautiously positioned in the current inflationary environment, but managers are confident in the long-term opportunities in bond markets that are now delivering meaningful income for the first time in years. As always, they continue to focus on core principals of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26    American Funds Insurance Series

Percent of net assets
U.S. common stocks 27.5%
Common stocks of issuers outside the U.S. 31.1%
Short-term securities & other assets less liabilities 5.0%
American Funds Insurance Series    27

American Funds® Global Balanced Fund (continued)

How a hypothetical	$30,000

$10,000 investment
has grown		$21,545

		MSCI ACWI2

		$17,110
		American Funds
		Global Balanced
		Fund, Class 1
		$15,886

		60%/40% MSCI
		ACWI/Bloomberg
		Global Aggregate
		Index1
	10,000	$9,569

		Bloomberg Global

		Aggregate Index3
8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20225
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years	(since May 2, 2011)		expense ratio		expense ratio

Class 1		–14.33%		3.65%		5.52%		5.23%		0.51%	0.50%
Class 1A		–14.56		3.41		5.28		4.99		0.76	0.75
Class 2		–14.56		3.40		5.25		4.97		0.76	0.75
Class 4		–14.73		3.13		5.12		4.81		1.01	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

²Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

³Source: Bloomberg Index Services Ltd.

4Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

5Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

Bonds & notes of governments

&government agencies outside the U.S. 13.3%

U.S. Treasury bonds & notes 12.0%

Corporate bonds, notes & loans 5.6% Mortgage-backed obligations 2.6% Other securities 2.2% Asset-backed obligations .6% Municipals .1%

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 12.26% for the 12 months ended December 31, 2022. The fund’s benchmark, Bloomberg U.S. Aggregate Index,¹ which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was down 13.01%.

U.S. fixed income markets fell across the board. The U.S. Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. The Bloomberg U.S. Corporate Investment Grade Index² returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index³ returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

Over the period, the largest contributions to relative results came from duration positioning and agency mortgage-backed securities (MBS). The fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results.

The market and economic environments in 2023 look very different than last year. Inflation appears to have peaked and is on the decline, the Fed has guided to a peak federal funds rate of around 5% to be reached in the first half of 2023, and the market is gearing for an economic slowdown or recession. In response, yields have moved higher and spreads on risky assets have moved wider, making valuations more attractive for fixed income investors.

The fund’s managers have a conservative outlook on the economy and believe that while valuations are more attractive, they do not fully compensate investors for the risk of a deeper economic downturn in the coming year. Managers have added duration, corporate bonds and structured products like agency mortgage-backed securities to effectively eliminate lower-than-benchmark positions but have not moved significantly higher than the benchmark. Interest rate positioning is concentrated in intermediate securities around five-year maturities, which managers believe will benefit the portfolio if inflation and the economy continue to slow and the Fed ends the rate-hike cycle in the first half of 2023.

As the year progresses and managers gain more confidence on either the direction of the economy or valuations, they expect to take more meaningful positions relative to the benchmark. As always, research-driven security selection is expected to be an important driver of future investment results.

28    American Funds Insurance Series

Percent of net assets
Corporate bonds, notes & loans 34.6%
Short-term securities & other assets less liabilities 4.7%
American Funds Insurance Series    29

The Bond Fund of America® (continued)

How a hypothetical	$14,000

$10,000 investment has grown

$11,745

The Bond Fund of

America, Class 1

$11,108

10,000	Bloomberg U.S.
Aggregate Index1

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20225
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years	(since January 2, 1996) expense ratio				expense ratio

Class 1		–12.26%		1.02%		1.62%		4.04%		0.38%	0.21%
Class 1A		–12.49		0.78		1.37		3.79		0.63	0.46
Class 2		–12.58		0.76		1.36		3.78		0.63	0.46
Class 4		–12.75		0.51		1.12		3.53		0.88	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

²Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment- grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

3Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed- rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

4Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

5Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022

U.S. Treasury bonds & notes 27.4%

Mortgage-backed obligations 25.8%

Asset-backed obligations 4.5% Municipals 1.6%

Bonds & notes of governments

&government agencies outside the U.S. 1.3%

Federal agency bonds & notes .1%
Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 17.43% for the 12 months ended December 31, 2022. The fund’s benchmark, the Bloomberg Global Aggregate Index,¹ which measures global investment-grade bonds (rated BBB/Baa and above), was down 16.25%.

Bonds plummeted in the face of soaring inflation, which rose in part due to energy price shocks resulting from Russia’s invasion of Ukraine. The Bloomberg U.S. Treasury Index² lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring consumer price increases back to a target of roughly 2%, down from 7% to 10% in many economies.

Over the period, the largest contributions to the fund’s relative results were due to currency and sector selection, with a modest boost from curve positioning. Unhedged holdings in the euro and Japanese yen were additive. On the downside, duration positioning as well as currency hedging in forward contracts detracted. Weak absolute returns in part reflect the strength of the U.S. dollar, spurred by the Fed’s aggressive rate hikes and their effect on global bond markets.

Looking ahead, the fund’s managers believe the Fed’s hiking cycle is close to a peak and see the 50-60 basis points of further hikes priced into forward curves as realistic. The managers’ outlook for bonds is therefore good, with the U.S. dollar likely in a peaking phase as inflation momentum turns around. They expect inflation to fall this year as growth is likely to be relatively sluggish in both the U.S. and Europe.

30    American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical	$14,000

$10,000 investment has grown

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
Year ended December 31

$9,754

Capital World Bond Fund, Class 1

$9,569 Bloomberg Global Aggregate Index1

Total returns based on For periods ended December 31, 20223
a $1,000 investment					Lifetime	Expense
		1 year	5 years	10 years	(since October 4, 2006)	ratio

	Class 1	–17.43%	–1.53%	–0.25%	2.40%	0.47%
	Class 1A	–17.69	–1.76	–0.48	2.16	0.72
	Class 24	–17.70	–1.77	–0.50	2.14	0.72
	Class 4	–17.84	–2.01	–0.70	1.92	0.97
	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is
	currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be
	modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense
	reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are
	restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights
	table in this report for details.
	Past results are not predictive of results in future periods.
	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
	1Source: Bloomberg Index Services Ltd.
	²Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S.
	Treasury.
	³Periods greater than one year are annualized.
	4Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on
	Class 1 share results adjusted for estimated additional annual expenses of 0.25%.
					Percent of net assets

Where the fund’s
assets were
invested as of
December 31, 2022	Corporate bonds, notes & loans 21.0%

U.S. Treasury bonds & notes 19.3%

Mortgage-backed obligations 9.0%

Other bonds and notes .2% Investment funds 3.3%

Bonds & notes of governments

&government agencies outside the U.S. 40.8%

Short-term securities & other assets less liabilities 6.4%

American Funds Insurance Series    31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust fell 9.01% for the 12 months ended December 31, 2022. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,¹ which measures fixed-rate non- investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was down 11.18%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index² returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg Municipal Bond Index³ returned –8.53%.

At a high level, security selection was most additive to the fund’s relative returns over the period. In particular, investments within the energy and non-cyclical consumer staples sectors contributed to relative results. On the downside, security selection and a lower-than-benchmark position within the cyclical consumer goods sector detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the higher inflation that emerged over the last year. The adverse consequences of tighter global monetary policy may lead to somewhat higher default rates in the next several years, which could in turn lead to a further rise in yields. The substantial yield increases across fixed income markets provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, much of the required adjustment may have already occurred. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32    American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical	$18,000

$10,000 investment has grown

$14,980 American High- Income Trust, Class 1

$14,839 Bloomberg U.S. Corp. High Yield 2% Issuer Capped Index1

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20224
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years (since February 8,1984) expense ratio					expense ratio

Class 1		–9.01%		3.40%		4.12%		8.16%		0.44%	0.30%
Class 1A		–9.29		3.14		3.87		7.89		0.69	0.55
Class 2		–9.26		3.14		3.86		7.89		0.69	0.55
Class 3		–9.25		3.21		3.93		7.97		0.62	0.48
Class 4		–9.53		2.88		3.64		7.63		0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment- grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

3Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

4Periods greater than one year are annualized.

Percent of net assets

Where the fund’s
assets were
invested as of	Corporate bonds, notes & loans 88.5%
December 31, 2022

Equity securities 4.9% Convertible securities .2%

Short-term securities

&other assets less liabilities 6.4%

American Funds Insurance Series    33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund fell 9.76% for the 12 months ended December 31, 2022. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, was down 11.81%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index² returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index³ returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

The fund declined but outpaced its benchmark index. At a high level, duration and curve positioning were most additive to relative returns over the period. In particular, the fund benefitted from lower-than-benchmark duration positioning within securitized mortgage-backed security pass-throughs. On the downside, sector selection weighed on results overall, particularly in an out-of-benchmark position within Treasuries.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the Fed continues to raise interest rates. The fund is positioned with the view that inflation may remain elevated and that a contraction in growth is likely sometime in the next year.

34    American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical	$14,000

$10,000 investment has grown

$11,261 American Funds Mortgage Fund, Class 1

$10,769 Bloomberg U.S. Mortgage-Backed Securities Index1

10,000

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20225
a $1,000 investment						Lifetime		Gross		Net
		1 year		5 years		10 years	(since May 2, 2011) expense ratio				expense ratio

Class 1		–9.76%		0.38%		1.19%		1.65%		0.40%	0.30%
Class 1A		–10.03		0.14		0.95		1.40		0.65	0.55
Class 2		–9.94		0.14		0.94		1.40		0.65	0.55
Class 4		–10.16		–0.11		0.75		1.20		0.90	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment- grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

³Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed- rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

4Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

5Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

U.S. Treasury bonds & notes 12.0%	Mortgage-backed obligations 80.2%

Short-term securities

Asset-backed obligations 2.7%	& other assets

less liabilities 5.1%

American Funds Insurance Series    35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund rose 1.42% for the 12 months ended December 31, 2022, compared with a 0.69% rise in the Bloomberg Short-Term Government/Corporate Index,¹ which consists of investment-grade (rated BBB/ Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration and higher quality securities relative to the index. In the current rising interest rate environment, this approach positioned the fund to capture interest rate hikes relatively quickly. With the U.S. Federal Reserve raising its benchmark rate seven times and by a total of 425 basis points in 2022, the fund’s shorter duration compared with the index resulted in a more positive 12-month return.

Short-term interest rates are currently near a 15-year high and, with the current inflation outlook, the Federal Reserve may choose to increase them again. However, uncertainty on when the Fed may pause hikes or reverse course continues to drive the market.

36    American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on For periods ended December 31, 20222
a $1,000 investment				Lifetime	Expense
	1 year	5 years	10 years (since February 8, 1984)		ratio

Class 1	1.42%	0.97%	0.49%	3.17%	0.30%
Class 1A	1.32	0.97	0.39	2.95	0.55
Class 2	1.17	0.72	0.24	2.91	0.55
Class 3	1.19	0.80	0.31	2.98	0.48
Class 4	0.83	0.47	0.06	2.67	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd. ²Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

Commercial paper	76.5%
Federal agency bills & notes	21.5
Other assets less liabilities	2.0

Total	100.0%

American Funds Insurance Series    37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 10.75% for the 12 months ended December 31, 2022. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,¹ which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 12.12%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%.

Over the period, the fund outpaced its benchmark. Top contributors to relative returns were duration and curve positioning. Duration positioning particularly within agency mortgage-backed securities (MBS) was additive. On the downside, sector and security selection weighed modestly on returns relative to the benchmark. The fund utilized interest rate derivatives to more efficiently execute the portfolio’s interest rate positioning based on how managers expected yields to move. These had mixed impacts on results, but ultimately helped to express managers’ convictions more efficiently.

The Fed has provided enormous support to the markets, particularly over the last two years. It is difficult to imagine unwinding that support without disruptions to financial markets and the economy. The fund’s present high weighting to Treasury Inflation-Protected Securities (TIPS) is intended to provide additional return if the market underestimates future inflation. It remains to be seen just how far the Fed will go to tame inflation, but the fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38    American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical	$14,000

$10,000 investment has grown

$11,228

U.S. Government

Securities Fund,

Class 1

$10,695

Bloomberg U.S.
Govt./Mortgage-

Backed Securities
10,000	Index1

8,000

‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
				Year ended December 31

Total returns based on For periods ended December 31, 20222
a $1,000 investment								Lifetime		Gross	Net
		1 year		5 years		10 years (since December 2, 1985) expense ratio					expense ratio

Class 1		–10.75%		0.85%		1.17%		5.17%		0.34%	0.24%
Class 1A		–10.93		0.61		0.93		4.92		0.59	0.49
Class 2		–10.95		0.61		0.92		4.91		0.59	0.49
Class 3		–10.90		0.67		0.99		4.99		0.52	0.42
Class 4		–11.19		0.37		0.70		4.66		0.84	0.74

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: Bloomberg Index Services Ltd.

2Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2022

U.S. Treasury bonds & notes 39.8%	Mortgage-backed obligations 48.2%

Federal agency bonds & notes 5.3%	Short-term securities

& other assets
less liabilities 6.7%

American Funds Insurance Series    39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 24.62% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate Aggressive1 was down 13.52%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investment within the materials sector was the top contributor to relative returns. Security selections within the consumer discretionary and communication services sectors detracted. The return of the underlying The Bond Fund of America was additive to relative results against its primary benchmark, the Bloomberg U.S. Aggregate Index.3 The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical

$10,000 investment $40,000 has grown

10,000

8,000

									$29,236
									S&P 5002
									$21,244
									Managed Risk
									Growth Fund,
									Class P1
May 1									$20,814
									S&P 500

									Managed Risk
									Index — Moderate
									Aggressive1
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
				Semi-annual
Total returns based on For periods ended December 31, 20224
a $1,000 investment			Lifetime	Gross	Net
	1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

Class P1	–24.62%	6.61%	8.10%	0.74%	0.69%
Class P2	–24.88	6.31	7.80	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

2Source: S&P Dow Jones Indices LLC.

3Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.

4Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40    American Funds Insurance Series

American Funds Insurance Series    41

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 15.27% for the 12 months ended December 31, 2022, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which was down 12.42%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investment within the energy sector was the top contributor to relative returns. On the downside, stock selections within the financials and information technology sectors detracted from relative results. The managed risk strategy was additive to results overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical

$10,000 investment $18,000 has grown

10,000

8,000

May 1

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Semi-annual

$13,611

MSCI ACWI ex USA2

$12,159

S&P EPAC

Ex. Korea

LargeMidCap

Managed Risk

Index — Moderate

Aggressive1

$10,867 Managed Risk International Fund,

Class P1

Total returns based on For periods ended December 31, 20223			Lifetime	Gross	Net
a $1,000 investment
	1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

Class P1	–15.27%	–2.31%	0.86%	0.93%	0.86%
Class P2	–15.54	–2.60	0.51	1.18	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

2Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes. ³Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.
Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 8.92% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate1 fell 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Washington Mutual Investors Fund and American Funds Insurance Series®– U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the consumer discretionary sector was the top contributor to relative returns. Investments in the information technology sector were also additive. The top detractors to relative returns on a sector basis were security selections within financials and real estate.

The managed risk strategy detracted overall. Within the strategy, the equity future overlay was additive while the Treasury future and option overlays detracted.

How a hypothetical

$10,000 investment $40,000 has grown

10,000

8,000

May 1

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Semi-annual

$29,236 S&P 5002

$19,441 S&P 500 Managed Risk Index — Moderate1

Total returns based on For periods ended December 31, 20223
a $1,000 investment			Lifetime	Gross	Net
	1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

Class P1	–8.92%	2.39%	5.47%	0.67%	0.62%
Class P2	–9.16	2.08	5.12	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

²Source: S&P Dow Jones Indices LLC. ³Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42    American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 16.74% for the 12 months ended December 31, 2022, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth-Income Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investment within the information technology sector was the top contributor to relative returns. A higher-than-benchmark investment within the industrials sector was also additive to results. On the downside, security selections within the financials and communication services sectors weighed on relative results. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical

$10,000 investment $40,000 has grown

10,000

8,000

May 1

2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Semi-annual

$29,236 S&P 5002

$19,441 S&P 500 Managed Risk Index — Moderate1

$18,699 Managed Risk Growth-Income Fund, Class P1

Total returns based on For periods ended December 31, 20223
a $1,000 investment			Lifetime	Gross	Net
	1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

Class P1	–16.74%	4.32%	6.69%	0.67%	0.62%
Class P2	–16.93	4.06	6.39	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

2Source: S&P Dow Jones Indices LLC. ³Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series    43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund was down 13.75% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index — Moderate Conservative1 fell 12.94%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the consumer discretionary and health care sectors were top contributors to relative results on a sector basis. Stock selections within financials and energy detracted from relative returns on a sector basis, although the energy sector was up on an absolute basis. The managed risk strategy detracted from returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

44    American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical	$40,000											$32,654

$10,000 investment												S&P 5002
has grown												$19,586

												S&P 500 Managed
												Risk Index — Moderate
												Conservative1

												$17,826

												Managed Risk Asset
												Allocation Fund,
												Class P1
	10,000											$11,108

	8,000											Bloomberg U.S.
												Aggregate Index	3

	‘12	’13	‘14	’15	‘16	’17	‘18	‘19	’20	’21	’22
					Year ended December 31

Total returns based on For periods ended December 31, 20224
a $1,000 investment								Lifetime			Gross	Net
			1 year	5 years		10 years (since September 28, 2012)				expense ratio			expense ratio

	Class P1		–13.75%		3.09%	5.95%		5.92%			0.70%	0.65%
	Class P2		–13.97		2.83	5.69		5.66			0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

2Source: S&P Dow Jones Indices LLC.

³Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.

4Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series    45

Global Growth Fund

Investment portfolio December 31, 2022

Common stocks 94.49%			Value
		Shares	(000)

Information	Microsoft Corp.	1,807,800	$ 433,547
technology	ASML Holding NV	458,318	248,089
22.59%	ASML Holding NV (New York registered) (ADR)	227,600	124,361
	Taiwan Semiconductor Manufacturing Company, Ltd.	15,615,000	227,583
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	10,429
	Applied Materials, Inc.	875,000	85,208
	Broadcom, Inc.	125,300	70,059
	Fiserv, Inc.1	497,600	50,292
	Adyen NV1	34,330	47,506
	Samsung Electronics Co., Ltd.	785,100	34,621
	Apple, Inc.	242,400	31,495
	Hexagon AB, Class B	2,920,500	30,700
	MongoDB, Inc., Class A1	139,000	27,361
	Keyence Corp.	69,400	27,170
	NVIDIA Corp.	167,500	24,478
	Mastercard, Inc., Class A	53,300	18,534
	EPAM Systems, Inc.1	50,700	16,616
	Visa, Inc., Class A	70,197	14,584
	Capgemini SE	85,000	14,256
	Network International Holdings PLC1	3,731,800	13,366
	DocuSign, Inc.1	180,000	9,976
	Shopify, Inc., Class A, subordinate voting shares1	195,000	6,768
			1,566,999

Health care	Novo Nordisk A/S, Class B	1,706,930	231,118
21.87%	UnitedHealth Group, Inc.	335,800	178,034
	DexCom, Inc.1	1,012,000	114,599
	ResMed, Inc.	509,000	105,938
	AstraZeneca PLC	748,300	101,556
	Pfizer, Inc.	1,884,219	96,547
	Cigna Corp.	259,119	85,857
	Merck & Co., Inc.	620,000	68,789
	Regeneron Pharmaceuticals, Inc.1	95,036	68,568
	Eli Lilly and Company	158,300	57,912
	EssilorLuxottica	266,943	48,609
	Gilead Sciences, Inc.	457,317	39,261
	Mettler-Toledo International, Inc.1	25,400	36,714
	NovoCure, Ltd.1	340,000	24,939
	Alnylam Pharmaceuticals, Inc.1	104,200	24,763
	CVS Health Corp.	243,600	22,701
	Danaher Corp.	82,100	21,791
	Bayer AG	363,860	18,787
	Seagen, Inc.1	127,200	16,346
	Novartis AG	165,600	15,000
	Zoetis, Inc., Class A	98,300	14,406
	Eurofins Scientific SE, non-registered shares	182,400	13,135
	Sanofi	135,000	13,063
	Vertex Pharmaceuticals, Inc.1	43,700	12,620
	Olympus Corp.	665,800	11,769
	Centene Corp.1	143,500	11,768
	Genus PLC	270,000	9,731
	Thermo Fisher Scientific, Inc.	17,472	9,622
	Siemens Healthineers AG	178,000	8,905
	Bachem Holding AG	101,500	8,853
	Virbac SA	36,000	8,825
	Catalent, Inc.1	166,200	7,481
	Rede D’Or Sao Luiz SA	1,073,663	6,015

46    American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Health care	Organon & Co.	62,000	$1,732
(continued)	Viatris, Inc.	110,678	1,232
	EUROAPI1	5,869	87
			1,517,073

Consumer	Chipotle Mexican Grill, Inc.1	141,600	196,468
discretionary	LVMH Moët Hennessy-Louis Vuitton SE	236,818	172,035
13.94%	Floor & Decor Holdings, Inc., Class A1	914,698	63,690
	MGM China Holdings, Ltd.1	54,589,200	60,155
	Renault SA1	1,688,781	56,267
	Prosus NV, Class N	760,993	52,246
	Amazon.com, Inc.1	524,248	44,037
	NIKE, Inc., Class B	352,600	41,258
	Cie. Financière Richemont SA, Class A	291,500	37,722
	Wynn Macau, Ltd.1	21,430,000	23,884
	Coupang, Inc., Class A1	1,445,604	21,265
	YUM! Brands, Inc.	166,000	21,261
	Booking Holdings, Inc.1	9,900	19,951
	Domino’s Pizza Enterprises, Ltd.	430,000	19,367
	MercadoLibre, Inc.1	22,250	18,829
	Home Depot, Inc.	59,500	18,794
	Melco Resorts & Entertainment, Ltd. (ADR)1	1,559,600	17,935
	IDP Education, Ltd.	871,300	16,102
	Evolution AB	140,000	13,673
	Dollar Tree Stores, Inc.1	95,000	13,437
	Moncler SpA	217,370	11,571
	Entain PLC	665,250	10,666
	Target Corp.	60,500	9,017
	Tesla, Inc.1	60,000	7,391
			967,021

Financials	AIA Group, Ltd.	10,109,600	111,378
8.92%	Tradeweb Markets, Inc., Class A	1,634,960	106,158
	AXA SA	1,692,893	47,182
	Kotak Mahindra Bank, Ltd.	1,696,000	37,316
	Aon PLC, Class A	101,000	30,314
	Prudential PLC	2,203,282	29,816
	HDFC Bank, Ltd.	1,464,450	28,828
	Citigroup, Inc.	569,715	25,768
	Ping An Insurance (Group) Company of China, Ltd., Class H	3,855,500	25,447
	Société Générale	1,011,450	25,378
	Blackstone, Inc., nonvoting shares	312,000	23,147
	China Merchants Bank Co., Ltd., Class H	3,867,000	21,436
	Zurich Insurance Group AG	42,200	20,166
	Banco Santander, SA	5,334,500	15,976
	Wells Fargo & Company	377,200	15,575
	London Stock Exchange Group PLC	165,000	14,237
	AU Small Finance Bank, Ltd.	1,416,725	11,157
	Bank of America Corp.	320,200	10,605
	HDFC Life Insurance Company, Ltd.	1,406,500	9,600
	Tokio Marine Holdings, Inc.	368,300	7,884
	Jackson Financial, Inc., Class A	44,327	1,542
	Moscow Exchange MICEX-RTS PJSC1,2	12,640,000	—3
			618,910

Consumer staples	British American Tobacco PLC	3,329,455	132,095
8.57%	Philip Morris International, Inc.	1,086,204	109,935
	Altria Group, Inc.	1,523,500	69,639
	Kweichow Moutai Co., Ltd., Class A	278,166	68,834

American Funds Insurance Series    47

Global Growth Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer staples	Keurig Dr Pepper, Inc.	1,624,000	$ 57,912
(continued)	Nestlé SA	460,353	53,164
	Monster Beverage Corp.1	336,502	34,165
	Costco Wholesale Corp.	39,170	17,881
	Carrefour SA, non-registered shares	1,055,594	17,662
	Pernod Ricard SA	73,000	14,349
	Simply Good Foods Co.1	263,800	10,032
	Bunge, Ltd.	85,000	8,481

			594,149

Industrials	Carrier Global Corp.	1,366,400	56,364
7.54%	Caterpillar, Inc.	231,600	55,482
	Boeing Company1	239,000	45,527
	MTU Aero Engines AG	167,000	36,146
	Alliance Global Group, Inc.	156,400,700	33,466
	Airbus SE, non-registered shares	245,400	29,179
	DSV A/S	171,230	27,158
	NIBE Industrier AB, Class B	2,328,700	21,776
	Techtronic Industries Co., Ltd.	1,883,000	20,967
	CSX Corp.	635,000	19,672
	Safran SA	156,300	19,532
	GT Capital Holdings, Inc.	2,454,611	19,234
	Rentokil Initial PLC	2,380,000	14,628
	Kone OYJ, Class B	273,500	14,166
	Canadian Pacific Railway, Ltd. (CAD denominated)	183,000	13,644
	ASSA ABLOY AB, Class B	611,000	13,146
	L3Harris Technologies, Inc.	62,600	13,034
	Recruit Holdings Co., Ltd.	374,200	11,901
	Daikin Industries, Ltd.	74,600	11,476
	Rheinmetall AG	52,200	10,397
	BayCurrent Consulting, Inc.	321,000	10,037
	SMC Corp.	22,500	9,523
	Suzhou Maxwell Technologies Co., Ltd., Class A	156,970	9,302
	Nidec Corp.	143,000	7,447

			523,204

Energy	TotalEnergies SE	1,210,900	75,578
4.84%	Canadian Natural Resources, Ltd. (CAD denominated)	1,281,064	71,140
	Cenovus Energy, Inc. (CAD denominated)	3,151,200	61,139
	Reliance Industries, Ltd.	1,601,273	49,121
	Tourmaline Oil Corp.	430,700	21,732
	Equinor ASA	592,000	21,234
	Aker BP ASA	599,979	18,702
	Halliburton Company	235,128	9,252
	Gaztransport & Technigaz SA	75,000	8,013
	Gazprom PJSC2	8,346,000	—3
	LUKOIL Oil Co. PJSC2	246,300	—3
			335,911

Materials	Sherwin-Williams Company	385,500	91,491
3.25%	Linde PLC	169,940	55,431
	Vale SA, ordinary nominative shares	1,577,389	26,554
	First Quantum Minerals, Ltd.	706,200	14,755
	Shin-Etsu Chemical Co., Ltd.	113,500	13,828
	Corteva, Inc.	201,300	11,832
	Koninklijke DSM NV	93,100	11,414

			225,305

48    American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)				Value
			Shares	(000)

Communication	Alphabet, Inc., Class A1		1,236,600	$109,105
services	Meta Platforms, Inc., Class A1		190,923	22,976
2.68%	Publicis Groupe SA		273,000	17,336
	Sea, Ltd., Class A (ADR)1		273,336	14,222
	Tencent Holdings, Ltd.		297,100	12,627
	Bharti Airtel, Ltd.		945,000	9,186

				185,452

Real estate	Goodman Logistics (HK), Ltd. REIT		1,027,500	12,072
0.18%

Utilities	Brookfield Infrastructure Partners, LP		247,500	7,666
0.11%	Total common stocks (cost: $4,798,092,000)
				6,553,762

Preferred securities 1.66%

Health care	Sartorius AG, nonvoting non-registered preferred shares		239,000	94,514
1.36%

Information	Samsung Electronics Co., Ltd., nonvoting preferred shares		512,300	20,614
technology	Total preferred securities (cost: $27,546,000)
				115,128
0.30%

Short-term securities 4.03%

Money market investments 2.37%

	Capital Group Central Cash Fund 4.31%4,5		1,645,519	164,535
		Weighted
		average yield	Principal amount
		at acquisition	(000)

Commercial paper 1.66%

	KfW 1/27/20236	3.890%	USD65,000	64,782
	Toronto-Dominion Bank 1/27/20236	4.130	50,000	49,833
				114,615
	Total short-term securities (cost: $279,166,000)
				279,150
	Total investment securities 100.18% (cost: $5,104,804,000)
				6,948,040
	Other assets less liabilities (0.18)%			(12,386)
	Net assets 100.00%
				$6,935,654

American Funds Insurance Series    49

Global Growth Fund (continued)

Investments in affiliates5

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 2.37%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%4	$376,714	$1,480,091	$1,692,180	$(71)	$(19)	$164,535	$9,353
Money market investments purchased with collateral
from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%4	1,808		1,8087			—	—8
Total 2.37%
				$(71)	$(19)	$164,535	$9,353

1Security did not produce income during the last 12 months.

2Value determined using significant unobservable inputs.

3Amount less than one thousand.

4Rate represents the seven-day yield at 12/31/2022.

5Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

6Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,615,000, which represented 1.65% of the net assets of the fund.

7Represents net activity. Refer to Note 5 for more information on securities lending.

8Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

50    American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2022

Common stocks 96.00%			Value
		Shares	(000)

Industrials	International Container Terminal Services, Inc.	11,690,490	$ 42,075
20.67%	Visional, Inc.1	504,850	33,522
	Stericycle, Inc.1	571,050	28,490
	Japan Airport Terminal Co., Ltd.1	559,900	27,843
	IMCD NV	177,337	25,330
	Fasadgruppen Group AB	2,370,503	23,995
	Trelleborg AB, Class B	982,292	22,727
	Boyd Group Services, Inc.	146,809	22,678
	Cleanaway Waste Management, Ltd.	12,501,414	22,274
	Interpump Group SpA	454,700	20,598
	Saia, Inc.1	80,994	16,983
	CG Power and Industrial Solutions, Ltd.1	4,880,108	15,908
	Instalco AB	4,098,065	15,622
	Montrose Environmental Group, Inc.1	348,186	15,456
	Alfen NV1	162,431	14,668
	Dürr AG	426,625	14,396
	ALS, Ltd.	1,639,100	13,632
	Cargotec OYJ, Class B, non-registered shares	300,450	13,341
	Wizz Air Holdings PLC1	522,941	11,979
	Daiseki Co., Ltd.	313,600	10,798
	AirTAC International Group	355,062	10,747
	Woodward, Inc.	105,000	10,144
	Rumo SA	2,802,100	9,877
	Japan Elevator Service Holdings Co., Ltd.	787,656	9,866
	The AZEK Co., Inc., Class A1	482,390	9,802
	Comfort Systems USA, Inc.	84,100	9,678
	Centre Testing International Group Co., Ltd.	2,684,839	8,615
	Melrose Industries PLC	5,266,169	8,561
	DL E&C Co., Ltd.	287,442	7,732
	Guangzhou Baiyun International Airport Co., Ltd., Class A1	3,524,879	7,613
	Engcon AB, Class B1,2	1,070,647	6,833
	Carel Industries SpA	252,900	6,357
	Burckhardt Compression Holding AG	9,963	5,929
	Kajaria Ceramics, Ltd.	422,763	5,916
	Hensoldt AG	248,197	5,873
	Diploma PLC	161,300	5,420
	SIS, Ltd.1	1,128,949	5,353
	GVS SpA1,2	1,192,262	5,159
	Reliance Worldwide Corp., Ltd.	2,548,379	5,127
	Addtech AB, Class B	353,050	5,054
	KEI Industries, Ltd.	267,444	4,724
	First Advantage Corp.1	361,017	4,693
	Vicor Corp.1	85,683	4,605
	Harsha Engineers International, Ltd.1	970,777	4,488
	ICF International, Inc.	43,592	4,318
	Sulzer AG	54,789	4,278
	Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR),
	ordinary participation certificates1	460,200	3,847
	LIXIL Corp.	196,500	2,995
	Trex Co., Inc.1	59,516	2,519
	Aalberts NV, non-registered shares	64,502	2,508
	Dätwyler Holding, Inc., non-registered shares	12,348	2,466
	Antares Vision SpA1	281,100	2,418
	Chart Industries, Inc.1	16,174	1,864
	Matson, Inc.	8,674	542

			608,236

Information	Wolfspeed, Inc.1	790,681	54,589
technology	eMemory Technology, Inc.	910,430	39,481
18.70%	Net One Systems Co., Ltd.	1,201,156	31,223
	Nordic Semiconductor ASA1	1,677,583	28,098

American Funds Insurance Series    51

Global Small Capitalization Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Information	Confluent, Inc., Class A1	1,096,085	$ 24,377
technology	PAR Technology Corp.1,2	837,615	21,837
(continued)	SUMCO Corp.	1,466,300	19,620
	ALTEN SA, non-registered shares	142,299	17,869
	Kingdee International Software Group Co., Ltd.1	7,337,224	15,619
	Extreme Networks, Inc.1	828,378	15,168
	BE Semiconductor Industries NV	235,536	14,308
	Smartsheet, Inc., Class A1	346,627	13,643
	Euronet Worldwide, Inc.1	144,187	13,608
	Ceridian HCM Holding, Inc.1	211,500	13,568
	Silicon Laboratories, Inc.1	95,000	12,889
	Tanla Platforms, Ltd.	1,477,291	12,708
	MACOM Technology Solutions Holdings, Inc.1	190,000	11,966
	Keywords Studios PLC	344,606	11,355
	Alphawave IP Group PLC1,2	8,897,291	10,900
	SHIFT, Inc.1	59,200	10,521
	SINBON Electronics Co., Ltd.	1,142,550	10,218
	OVH Groupe SAS1,2	591,394	10,169
	Qorvo, Inc.1	110,518	10,017
	Pegasystems, Inc.	288,141	9,866
	GitLab, Inc., Class A1,2	213,816	9,716
	SimCorp AS	139,192	9,512
	CCC Intelligent Solutions Holdings, Inc.1	1,033,074	8,988
	Aspen Technology, Inc.1	36,561	7,510
	Credo Technology Group Holding, Ltd.1	555,400	7,392
	INFICON Holding AG	7,397	6,462
	Cognex Corp.	116,600	5,493
	Bentley Systems, Inc., Class B	142,373	5,262
	Unity Software, Inc.1,2	183,231	5,239
	Kingboard Laminates Holdings, Ltd.	4,498,000	4,945
	AvidXchange Holdings, Inc.1	489,768	4,868
	Topicus.com, Inc., subordinate voting shares1	87,540	4,596
	MongoDB, Inc., Class A1	23,300	4,586
	Truecaller AB, Class B1,2	1,289,744	4,044
	Linklogis, Inc., Class B1,2	6,753,115	3,482
	Softcat PLC	222,430	3,192
	Globant SA1	17,730	2,981
	Rapid7, Inc.1	71,250	2,421
	Kingboard Holdings, Ltd.	710,000	2,261
	TELUS International (Cda), Inc., subordinate voting shares1,2	102,669	2,032
	GlobalWafers Co., Ltd.	145,000	2,014
	LEM Holding SA	990	1,922
	Cvent Holding Corp.1	344,800	1,862
	HashiCorp, Inc., Class A1	54,600	1,493
	Bechtle AG, non-registered shares	40,616	1,437
	Marqeta, Inc., Class A1	212,881	1,301
	Semtech Corp.1	32,200	924
	Yotpo, Ltd.1,3,4	678,736	842
			550,394

Consumer	Melco Resorts & Entertainment, Ltd. (ADR)1	3,600,384	41,404
discretionary	Skechers USA, Inc., Class A1	700,000	29,365
17.91%	Five Below, Inc.1	165,181	29,216
	Thor Industries, Inc.	370,472	27,967
	Mattel, Inc.1	1,400,000	24,976
	Wyndham Hotels & Resorts, Inc.	332,330	23,698
	Entain PLC	1,424,930	22,847
	YETI Holdings, Inc.1	547,131	22,602
	NEXTAGE Co., Ltd.	1,036,500	19,999
	Domino’s Pizza Enterprises, Ltd.2	443,338	19,968
	Light & Wonder, Inc.1	299,658	17,560

52    American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer	Asbury Automotive Group, Inc.1	97,426	$ 17,464
discretionary	Inchcape PLC	1,719,150	16,969
(continued)	Evolution AB	172,264	16,824
	DraftKings, Inc., Class A1,2	1,400,364	15,950
	Lands’ End, Inc.1,5	2,100,000	15,939
	Helen of Troy, Ltd.1	141,542	15,698
	TopBuild Corp.1	82,261	12,873
	WH Smith PLC	701,756	12,524
	Kindred Group PLC (SDR)	1,164,011	12,150
	Shoei Co., Ltd.	281,700	11,006
	Tongcheng Travel Holdings, Ltd.1	4,538,400	10,922
	Golden Entertainment, Inc.1	256,800	9,604
	Chervon Holdings, Ltd.2	1,635,700	9,023
	Musti Group OYJ	495,800	8,297
	MRF, Ltd.	7,160	7,650
	Tube Investments of India, Ltd.	204,200	6,852
	Melco International Development, Ltd.1	6,130,000	6,655
	Compagnie Plastic Omnium SA	337,633	4,898
	Zhongsheng Group Holdings, Ltd.	938,500	4,784
	Everi Holdings, Inc.1	330,000	4,736
	Leslie’s, Inc.1	353,358	4,315
	On Holding AG, Class A1	238,410	4,091
	Elior Group SA1,2	1,153,174	4,066
	Persimmon PLC	255,136	3,766
	Haichang Ocean Park Holdings, Ltd.1	17,691,000	3,617
	IDP Education, Ltd.	150,966	2,790
	Arco Platform, Ltd., Class A1,2	158,600	2,141
	DESCENTE, Ltd.	81,425	2,003

			527,209

Health care	Insulet Corp.1	322,368	94,901
17.06%	Haemonetics Corp.1	960,147	75,516
	Globus Medical, Inc., Class A1	464,688	34,512
	Oak Street Health, Inc.1	1,542,490	33,179
	Integra LifeSciences Holdings Corp.1	527,958	29,603
	Max Healthcare Institute, Ltd.1	4,669,887	24,816
	CONMED Corp.	200,920	17,810
	CanSino Biologics, Inc., Class H	1,864,200	15,948
	Vaxcyte, Inc.1	274,959	13,184
	Ocumension Therapeutics1	9,650,966	12,105
	Hapvida Participações e Investimentos SA1	12,352,106	11,885
	Bachem Holding AG	135,555	11,823
	Angelalign Technology, Inc.	640,800	10,100
	ICON PLC1	46,061	8,947
	Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	8,890
	CompuGroup Medical SE & Co. KGaA	228,815	8,808
	Ambu AS, Class B, non-registered shares1	683,462	8,672
	Penumbra, Inc.1	36,200	8,053
	Netcare, Ltd.	8,818,088	7,527
	iRhythm Technologies, Inc.1	79,700	7,466
	Denali Therapeutics, Inc.1	257,903	7,172
	Encompass Health Corp.	117,866	7,050
	New Horizon Health, Ltd.1	3,007,844	6,730
	Medmix AG	324,953	6,200
	Health Catalyst, Inc.1	568,785	6,046
	Hypera SA, ordinary nominative shares	582,885	4,990
	Amplifon SpA	141,536	4,228
	The Ensign Group, Inc.	39,450	3,732
	Masimo Corp.1	23,687	3,505
	Amvis Holdings, Inc.	122,400	3,113
	Nordhealth AS, Class A1,2	1,279,999	2,916

American Funds Insurance Series    53

Global Small Capitalization Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Health care	Gland Pharma, Ltd.1	90,000	$ 1,715
(continued)	Beam Therapeutics, Inc.1	22,757	890
	DiaSorin Italia SpA	292	41

			502,073

Financials	Star Health & Allied Insurance Co., Ltd.1	6,037,336	41,333
8.75%	Cholamandalam Investment and Finance Co., Ltd.	3,684,053	32,078
	Eurobank Ergasias Services and Holdings SA1	17,966,239	20,281
	Independent Bank Group, Inc.	280,449	16,849
	Stifel Financial Corp.	271,050	15,821
	Glacier Bancorp, Inc.	286,088	14,139
	Fukuoka Financial Group, Inc.	572,200	13,049
	IIFL Finance, Ltd.	2,116,842	12,316
	IIFL Wealth Management, Ltd.	513,500	11,028
	Janus Henderson Group PLC	440,000	10,349
	Bridgepoint Group PLC	3,459,845	8,017
	Remgro, Ltd.	965,035	7,551
	Five-Star Business Finance, Ltd.1	993,023	7,268
	Patria Investments, Ltd., Class A	508,200	7,079
	Aptus Value Housing Finance India, Ltd.	1,816,424	6,657
	SiriusPoint, Ltd.1	1,100,000	6,490
	Aavas Financiers, Ltd.1	272,734	6,072
	Eastern Bankshares, Inc.	278,164	4,798
	AU Small Finance Bank, Ltd.	483,716	3,809
	SouthState Corp.	46,350	3,539
	Allfunds Group PLC	470,000	3,284
	East West Bancorp, Inc.	49,700	3,275
	Capitec Bank Holdings, Ltd.	15,161	1,658
	PT Bank Raya Indonesia Tbk1	23,860,996	619
			257,359

Materials	JSR Corp.	1,140,088	22,469
3.56%	LANXESS AG	441,240	17,807
	OZ Minerals, Ltd.	648,901	12,142
	Navin Fluorine International, Ltd.	175,000	8,586
	PI Industries, Ltd.	188,382	7,772
	Zeon Corp.	768,700	7,730
	Vidrala, SA, non-registered shares	64,918	5,581
	MMG, Ltd.1	14,608,000	3,728
	Materion Corp.	41,809	3,659
	Toyo Gosei Co., Ltd.2	63,400	3,485
	Recticel SA/NV	175,000	2,921
	Mayr-Melnhof Karton AG, non-registered shares	17,479	2,824
	Livent Corp.1	130,000	2,583
	Perimeter Solutions SA1,2	221,167	2,021
	Huhtamäki OYJ	42,500	1,455
	Covestro AG, non-registered shares	2,600	102

			104,865

Real estate	Altus Group, Ltd.	551,189	21,999
2.53%	Embassy Office Parks REIT	4,939,400	20,043
	Macrotech Developers, Ltd.1	582,697	7,685
	JHSF Participações SA	5,823,950	5,537
	Mindspace Business Parks REIT	1,250,000	5,054
	ESR-Logos REIT	15,133,928	4,166

54    American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Real estate	Fibra Uno Administración, SA de CV REIT	3,400,000	$4,006
(continued)	Corp. Inmobiliaria Vesta, SAB de CV	1,606,000	3,833
	Ayala Land, Inc.	3,718,100	2,069

			74,392

Energy	Venture Global LNG, Inc., Series C1,3,4	2,760	25,418
1.89%	Subsea 7 SA	1,050,980	12,088
	DT Midstream, Inc.	166,383	9,194
	Weatherford International1	82,600	4,206
	Worley, Ltd.	350,000	3,577
	Aegis Logistics, Ltd.	199,283	838
	Helmerich & Payne, Inc.	7,700	382

			55,703

Communication	JCDecaux SE1	976,059	18,563
services	Lions Gate Entertainment Corp., Class B1	3,059,785	16,614
1.77%	Rightmove PLC	816,439	5,055
	Bandwidth, Inc., Class A1	206,800	4,746
	VTEX, Class A1	993,126	3,724
	Trustpilot Group PLC1	2,966,832	3,473
			52,175

Utilities	ACEN Corp.	143,954,250	19,747
1.62%	ENN Energy Holdings, Ltd.	1,205,597	16,819
	Brookfield Infrastructure Corp., Class A, subordinate voting shares	157,667	6,133
	Neoenergia SA	1,442,015	4,220
	SembCorp Industries, Ltd.	282,600	712

			47,631

Consumer staples	Grocery Outlet Holding Corp.1	621,782	18,150
1.54%	Shop Apotheke Europe NV, non-registered shares1	169,500	8,003
	Monde Nissin Corp.	39,914,950	7,960
	Scandinavian Tobacco Group A/S	305,111	5,352
	AAK AB	223,527	3,819
	Hilton Food Group PLC	250,077	1,688
	Zur Rose Group AG1,2	9,250	257
			45,229
	Total common stocks (cost: $2,451,546,000)
			2,825,266
Preferred securities 0.87%

Information	SmartHR, Inc., Series D, preferred shares1,3,4	3,006	10,752
technology	Yotpo, Ltd., Series F, preferred shares1,3,4	2,158,609	2,677
0.62%	Yotpo, Ltd., Series B, preferred shares1,3,4	287,894	357
	Yotpo, Ltd., Series C, preferred shares1,3,4	274,070	340
	Yotpo, Ltd., Series A-1, preferred shares1,3,4	183,819	228
	Yotpo, Ltd., Series A, preferred shares1,3,4	89,605	111
	Yotpo, Ltd., Series C-1, preferred shares1,3,4	75,980	94
	Yotpo, Ltd., Series D, preferred shares1,3,4	42,368	52
	Yotpo, Ltd., Series B-1, preferred shares1,3,4	33,838	42
	Outreach Corp., Series G, preferred shares1,3,4	154,354	3,603
			18,256

American Funds Insurance Series    55

Global Small Capitalization Fund (continued)

Preferred securities (continued)								Value
						Shares		(000)

Industrials	Azul SA (ADR), preferred nominative shares1,2					1,128,836		$6,897
0.24%	Azul SA, preferred nominative shares1					109,500		229
								7,126

Health care	PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares1,3,4					2,931,405		196
0.01%	Total preferred securities (cost: $45,236,000)
								25,578

Rights & warrants 0.34%

Information	OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2/3/20231,6					526,700		10,007
technology	Total rights & warrants (cost: $18,773,000)
								10,007
0.34%

Short-term securities 5.05%

Money market investments 3.25%

	Capital Group Central Cash Fund 4.31%5,7					958,183		95,809

Money market investments purchased with collateral from securities on loan 1.80%

	Capital Group Central Cash Fund 4.31%5,7,8					232,377		23,235
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%7,8					18,552,259		18,553
	Invesco Short-Term Investments Trust – Government & Agency Portfolio,
	Institutional Class 4.22%7,8					10,793,666		10,794
	State Street Institutional U.S. Government Money Market Fund,
	Institutional Class 4.09%7,8					271,134		271
								52,853
	Total short-term securities (cost: $148,644,000)
								148,662
	Total investment securities 102.26% (cost: $2,664,199,000)
								3,009,513
	Other assets less liabilities (2.26)%							(66,610)
	Net assets 100.00%
							$2,942,903
Investments in affiliates5

		Value of			Net	Net	Value of
	affiliates at				realized	unrealized	affiliates at	Dividend
	1/1/2022		Additions	Reductions	loss	depreciation	12/31/2022	income
		(000)	(000)	(000)	(000)	(000)	(000)	(000)

Common stocks 0.54%
Consumer discretionary 0.54%
Lands’ End, Inc.1		$41,223	$—	$—	$ —	$(25,284)	$15,939	$—
Short-term securities 4.04%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%7		203,087	779,439	886,686	(30)	(1)	95,809	3,871
Money market investments purchased with collateral
from securities on loan 0.79%
Capital Group Central Cash Fund 4.31%7,8		32,260		9,0259			23,235	—10
Total short-term securities							119,044
Total 4.58%
					$(30)	$(25,285)	$134,983	$3,871

56    American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Venture Global LNG, Inc., Series C1,3	5/1/2015	$8,280	$25,418.86%
SmartHR, Inc., Series D, preferred shares1,3	5/28/2021	14,344	10,752.37
Yotpo, Ltd., Series F, preferred shares1,3	2/25/2021	4,748	2,677.09
Yotpo, Ltd.1,3	3/16/2021	1,418	842.03
Yotpo, Ltd., Series B, preferred shares1,3	3/16/2021	602		357.01
Yotpo, Ltd., Series C, preferred shares1,3	3/16/2021	573		340.01
Yotpo, Ltd., Series A-1, preferred shares1,3	3/16/2021	384		228.01
Yotpo, Ltd., Series A, preferred shares1,3	3/16/2021	187		111.01
Yotpo, Ltd., Series C-1, preferred shares1,3	3/16/2021	159	94.00
Yotpo, Ltd., Series D, preferred shares1,3	3/16/2021	89	52.00
Yotpo, Ltd., Series B-1, preferred shares1,3	3/16/2021	71	42.00
Outreach Corp., Series G, preferred shares1,3	5/27/2021	4,517	3,603.12
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares1,3	2/7/2020	6,000	196.01
Total
		$41,372	$44,712	1.52%

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $59,781,000, which represented 2.03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Value determined using significant unobservable inputs.

4Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $44,712,000, which represented 1.52% of the net assets of the fund.

5Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

6Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,007,000, which represented .34% of the net assets of the fund.

7Rate represents the seven-day yield at 12/31/2022.

8Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

9Represents net activity. Refer to Note 5 for more information on securities lending.

10Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series    57

Growth Fund

Investment portfolio December 31, 2022

Common stocks 96.12%			Value
		Shares	(000)

Information	Microsoft Corp.	6,282,998	$1,506,789
technology	Broadcom, Inc.	1,265,075	707,341
20.03%	ASML Holding NV	736,108	398,458
	ASML Holding NV (New York registered) (ADR)	189,937	103,781
	Visa, Inc., Class A	1,198,388	248,977
	Apple, Inc.	1,694,416	220,156
	Mastercard, Inc., Class A	566,983	197,157
	Fiserv, Inc.1	1,615,000	163,228
	Synopsys, Inc.1	467,600	149,300
	Motorola Solutions, Inc.	510,100	131,458
	Shopify, Inc., Class A, subordinate voting shares1	3,665,992	127,247
	Applied Materials, Inc.	1,199,328	116,791
	Wolfspeed, Inc.1	1,655,641	114,305
	RingCentral, Inc., Class A1	3,132,381	110,886
	ServiceNow, Inc.1	269,875	104,784
	Salesforce, Inc.1	787,000	104,348
	Micron Technology, Inc.	2,048,078	102,363
	NVIDIA Corp.	665,500	97,256
	Taiwan Semiconductor Manufacturing Company, Ltd.	5,456,000	79,519
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	209,700	15,621
	Cloudflare, Inc., Class A1	1,858,800	84,036
	Amadeus IT Group SA, Class A, non-registered shares1	1,612,361	83,150
	Genpact, Ltd.	1,524,231	70,602
	Keyence Corp.	165,500	64,794
	Fidelity National Information Services, Inc.	884,718	60,028
	Toast, Inc., Class A1	3,143,518	56,678
	CDW Corp.	311,859	55,692
	MongoDB, Inc., Class A1	279,700	55,056
	SAP SE	477,361	49,263
	Constellation Software, Inc.	31,255	48,798
	GoDaddy, Inc., Class A1	645,081	48,265
	Samsung Electronics Co., Ltd.	1,085,000	47,846
	Unity Software, Inc.1,2	1,660,000	47,459
	Ceridian HCM Holding, Inc.1	712,011	45,676
	Trimble, Inc.1	840,920	42,517
	Concentrix Corp.	305,551	40,687
	Block, Inc., Class A1	635,970	39,964
	DocuSign, Inc.1	718,524	39,821
	Bill.com Holdings, Inc.1	358,729	39,087
	MicroStrategy, Inc., Class A1	236,458	33,475
	NetApp, Inc.	527,540	31,684
	Silicon Laboratories, Inc.1	231,815	31,450
	MKS Instruments, Inc.	360,705	30,563
	Intel Corp.	1,136,000	30,025
	Smartsheet, Inc., Class A1	729,700	28,721
	Adobe, Inc.1	69,034	23,232
	VeriSign, Inc.1	110,053	22,609
	Ciena Corp.1	416,000	21,208
	Nuvei Corp., subordinate voting shares1	806,616	20,499
	Intuit, Inc.	52,500	20,434
	TE Connectivity, Ltd.	156,600	17,978
	Alteryx, Inc., Class A1	286,092	14,496
	Enphase Energy, Inc.1	45,303	12,004
	TELUS International (Cda), Inc., subordinate voting shares1	533,800	10,564
	Globant SA1	57,138	9,608
	Kulicke and Soffa Industries, Inc.	151,860	6,721
	Stripe, Inc., Class B1,3,4	168,598	4,704
			6,189,159

58    American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Health care	Regeneron Pharmaceuticals, Inc.1	1,123,014	$ 810,243
17.31%	UnitedHealth Group, Inc.	1,508,620	799,840
	Intuitive Surgical, Inc.1	2,058,000	546,090
	Alnylam Pharmaceuticals, Inc.1	2,075,046	493,135
	Centene Corp.1	3,895,936	319,506
	Thermo Fisher Scientific, Inc.	532,200	293,077
	Vertex Pharmaceuticals, Inc.1	879,601	254,011
	Seagen, Inc.1	1,746,784	224,479
	Moderna, Inc.1	1,200,000	215,544
	NovoCure, Ltd.1	2,388,098	175,167
	Eli Lilly and Company	463,663	169,627
	Pfizer, Inc.	1,675,000	85,827
	CVS Health Corp.	909,400	84,747
	Horizon Therapeutics PLC1	689,825	78,502
	AstraZeneca PLC	550,784	74,750
	Edwards Lifesciences Corp.1	906,411	67,627
	Danaher Corp.	216,235	57,393
	Molina Healthcare, Inc.1	145,723	48,121
	Abbott Laboratories	426,712	46,849
	Verily Life Sciences, LLC1,3,4	300,178	45,222
	Zimmer Biomet Holdings, Inc.	353,900	45,122
	Ascendis Pharma A/S (ADR)1	364,721	44,543
	Zoetis, Inc., Class A	297,320	43,572
	Mettler-Toledo International, Inc.1	26,000	37,582
	Humana, Inc.	65,982	33,795
	Align Technology, Inc.1	160,000	33,744
	Karuna Therapeutics, Inc.1	170,239	33,452
	Guardant Health, Inc.1	1,166,810	31,737
	Novo Nordisk A/S, Class B	225,077	30,475
	Catalent, Inc.1	409,100	18,414
	Oak Street Health, Inc.1	806,352	17,345
	Exact Sciences Corp.1	341,000	16,883
	DexCom, Inc.1	148,800	16,850
	Pacific Biosciences of California, Inc.1	1,613,190	13,196
	CRISPR Therapeutics AG1	262,678	10,678
	Galapagos NV1	231,294	10,259
	R1 RCM, Inc.1	912,865	9,996
	Ultragenyx Pharmaceutical, Inc.1	161,278	7,472
	Fate Therapeutics, Inc.1	233,700	2,358
	Biohaven, Ltd.1	65,550	910
	Sana Biotechnology, Inc.1,2	179,600	710
			5,348,850

Consumer	Tesla, Inc.1	10,830,000	1,334,039
discretionary	D.R. Horton, Inc.	5,494,844	489,810
16.94%	Amazon.com, Inc.1	4,125,222	346,519
	Home Depot, Inc.	1,031,000	325,652
	Dollar Tree Stores, Inc.1	1,965,915	278,059
	Las Vegas Sands Corp.1	5,500,000	264,385
	LVMH Moët Hennessy-Louis Vuitton SE	313,000	227,377
	Chipotle Mexican Grill, Inc.1	120,100	166,637
	Dollar General Corp.	657,120	161,816
	Target Corp.	1,030,200	153,541
	Hermès International	94,901	146,446
	Burlington Stores, Inc.1	664,250	134,683
	Royal Caribbean Cruises, Ltd.1	2,282,305	112,814
	Aramark	2,454,864	101,484
	DoorDash, Inc., Class A1	2,000,000	97,640
	Etsy, Inc.1	770,678	92,312
	Airbnb, Inc., Class A1	1,044,500	89,305
	NVR, Inc.1	18,380	84,779

American Funds Insurance Series    59
Growth Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer	NIKE, Inc., Class B	543,416	$ 63,585
discretionary	Norwegian Cruise Line Holdings, Ltd.1,2	5,159,551	63,153
(continued)	Darden Restaurants, Inc.	387,870	53,654
	O’Reilly Automotive, Inc.1	63,500	53,596
	Booking Holdings, Inc.1	25,450	51,289
	Salvatore Ferragamo SpA	2,174,477	38,488
	Toll Brothers, Inc.	744,683	37,175
	YUM! Brands, Inc.	275,700	35,312
	Floor & Decor Holdings, Inc., Class A1	420,000	29,245
	Polaris, Inc.	280,000	28,280
	adidas AG	200,959	27,433
	Caesars Entertainment, Inc.1	653,214	27,174
	Adient PLC1	722,000	25,046
	VF Corp.	872,859	24,100
	General Motors Company	660,000	22,202
	LGI Homes, Inc.1	181,100	16,770
	YETI Holdings, Inc.1	405,000	16,730
	Hilton Worldwide Holdings, Inc.	100,828	12,741

			5,233,271

Communication	Meta Platforms, Inc., Class A1	9,903,206	1,191,752
services	Netflix, Inc.1	3,896,520	1,149,006
12.87%	Alphabet, Inc., Class C1	5,949,690	527,916
	Alphabet, Inc., Class A1	2,232,320	196,958
	Charter Communications, Inc., Class A1	469,410	159,177
	Verizon Communications, Inc.	3,720,000	146,568
	Take-Two Interactive Software, Inc.1	1,177,716	122,635
	Snap, Inc., Class A, nonvoting shares1	11,280,711	100,962
	Frontier Communications Parent, Inc.1	3,168,010	80,721
	T-Mobile US, Inc.1	543,849	76,139
	Comcast Corp., Class A	1,822,263	63,724
	Pinterest, Inc., Class A1	1,752,664	42,555
	Electronic Arts, Inc.	304,581	37,214
	Iridium Communications, Inc.1	604,439	31,068
	Tencent Holdings, Ltd.	605,000	25,714
	ZoomInfo Technologies, Inc.1	785,400	23,648
			3,975,757

Industrials	Uber Technologies, Inc.1	14,666,767	362,709
10.90%	TransDigm Group, Inc.	562,400	354,115
	Carrier Global Corp.	7,599,761	313,490
	Jacobs Solutions, Inc.	2,554,200	306,683
	Delta Air Lines, Inc.1	7,215,000	237,085
	United Rentals, Inc.1	462,000	164,204
	Caterpillar, Inc.	676,300	162,014
	Waste Connections, Inc.	1,101,159	145,970
	MTU Aero Engines AG	541,769	117,261
	General Electric Co.	1,368,072	114,631
	Airbus SE, non-registered shares	955,893	113,658
	Ryanair Holdings PLC (ADR)1	1,500,325	112,164
	Ryanair Holdings PLC1	96,554	1,264
	Robert Half International, Inc.	1,323,800	97,736
	Old Dominion Freight Line, Inc.	329,800	93,591
	Boeing Company1	395,000	75,243
	United Airlines Holdings, Inc.1	1,695,914	63,936
	Middleby Corp.1	449,500	60,188
	Axon Enterprise, Inc.1	347,957	57,736
	Equifax, Inc.	290,691	56,499
	Northrop Grumman Corp.	98,700	53,852
	Dun & Bradstreet Holdings, Inc.	3,869,573	47,441

60    American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Industrials	Canadian Pacific Railway, Ltd.	496,000	$ 36,997
(continued)	AMETEK, Inc.	253,600	35,433
	Rockwell Automation	129,246	33,290
	HEICO Corp.	195,000	29,960
	Advanced Drainage Systems, Inc.	350,426	28,724
	ITT, Inc.	343,000	27,817
	Armstrong World Industries, Inc.	374,203	25,666
	Safran SA	185,870	23,227
	Saia, Inc.1	75,433	15,817
			3,368,401

Energy	Halliburton Company	12,143,661	477,853
5.92%	Canadian Natural Resources, Ltd. (CAD denominated)	6,655,000	369,564
	Schlumberger, Ltd.	2,340,000	125,096
	Cenovus Energy, Inc. (CAD denominated)	6,081,800	117,998
	Permian Resources Corp., Class A	11,260,000	105,844
	Tourmaline Oil Corp.	1,838,700	92,777
	TotalEnergies SE	1,469,000	91,688
	EQT Corp.	2,268,000	76,726
	Pioneer Natural Resources Company	328,000	74,912
	EOG Resources, Inc.	466,699	60,447
	ConocoPhillips	472,041	55,701
	MEG Energy Corp.1	3,810,000	53,042
	Hess Corp.	354,000	50,204
	Coterra Energy, Inc.	1,275,197	31,332
	Range Resources Corp.	907,000	22,693
	Suncor Energy, Inc.	540,794	17,154
	Equitrans Midstream Corp.	936,942	6,278

			1,829,309

Financials	Bank of America Corp.	14,780,700	489,537
5.82%	Capital One Financial Corp.	1,399,000	130,051
	First Republic Bank	943,211	114,968
	KKR & Co., Inc.	2,409,043	111,828
	Apollo Asset Management, Inc.	1,557,942	99,381
	T. Rowe Price Group, Inc.	642,000	70,017
	MSCI, Inc.	146,390	68,096
	Marsh & McLennan Companies, Inc.	403,461	66,765
	Western Alliance Bancorporation	1,071,775	63,835
	Wells Fargo & Company	1,511,200	62,397
	Blackstone, Inc., nonvoting shares	738,000	54,752
	Signature Bank	446,233	51,415
	S&P Global, Inc.	141,000	47,227
	Aon PLC, Class A	155,700	46,732
	JPMorgan Chase & Co.	313,702	42,067
	Morgan Stanley	426,474	36,259
	Progressive Corp.	265,951	34,496
	Blue Owl Capital, Inc., Class A	2,891,712	30,652
	Arch Capital Group, Ltd.1	458,700	28,797
	Goldman Sachs Group, Inc.	74,300	25,513
	Tradeweb Markets, Inc., Class A	390,000	25,323
	Ares Management Corp., Class A	310,500	21,251
	SVB Financial Group1	87,300	20,091
	Ryan Specialty Holdings, Inc., Class A1	455,200	18,895
	Brookfield Corp., Class A	585,103	18,407
	Trupanion, Inc.1,2	287,655	13,672
	Brookfield Asset Management, Ltd., Class A	146,275	4,194

			1,796,618

American Funds Insurance Series    61

Growth Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Materials	Silgan Holdings, Inc.	2,858,000	$ 148,159
3.15%	Wheaton Precious Metals Corp.	3,674,000	143,580
	Linde PLC	373,860	121,946
	Grupo México, SAB de CV, Series B	25,356,800	89,018
	Barrick Gold Corp.	4,058,000	69,716
	CF Industries Holdings, Inc.	743,000	63,304
	ATI, Inc.1	2,070,860	61,836
	Royal Gold, Inc.	517,000	58,276
	Franco-Nevada Corp.	390,000	53,163
	Nutrien, Ltd. (CAD denominated)	665,949	48,618
	Steel Dynamics, Inc.	394,900	38,582
	Albemarle Corp.	144,809	31,403
	Mosaic Co.	678,459	29,764
	Summit Materials, Inc., Class A	570,855	16,206

			973,571

Consumer staples	Costco Wholesale Corp.	253,000	115,494
2.28%	British American Tobacco PLC	2,768,763	109,850
	Performance Food Group Co.1	1,743,000	101,774
	Constellation Brands, Inc., Class A	334,017	77,408
	Archer Daniels Midland Company	784,800	72,869
	Altria Group, Inc.	1,440,000	65,822
	Monster Beverage Corp.1	577,600	58,644
	Estée Lauder Companies, Inc., Class A	211,111	52,379
	Molson Coors Beverage Company, Class B, restricted voting shares	608,423	31,346
	Philip Morris International, Inc.	201,113	20,355

			705,941

Utilities	PG&E Corp.1	9,227,065	150,032
0.79%	AES Corp.	1,085,884	31,230
	CenterPoint Energy, Inc.	953,746	28,603
	Constellation Energy Corp.	242,227	20,882
	Edison International	199,191	12,673

			243,420

Real estate	Equinix, Inc. REIT	51,784	33,920
0.11%	Total common stocks (cost: $20,777,099,000)
			29,698,217

Preferred securities 0.19%

Information	PsiQuantum Corp., Series D, preferred shares1,3,4	906,761	24,501
technology	Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	21,366
0.16%	Tipalti Solutions, Ltd., Series F, preferred shares1,3,4	406,310	2,385
	Stripe, Inc., Series H, 6.00% noncumulative preferred shares1,3,4	52,656	1,469
			49,721

Industrials	ABL Space Systems Co., Series B2, preferred shares1,3,4	153,713	5,775
0.03%	Einride AB, Series C, preferred shares1,3,4	77,647	2,640
			8,415
	Total preferred securities (cost: $68,091,000)
			58,136

62    American Funds Insurance Series

Growth Fund (continued)

Convertible stocks 0.03%			Value
		Shares	(000)

Financials	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	125,800	$7,202
0.03%	Total convertible stocks (cost: $7,758,000)
			7,202

Convertible bonds & notes 0.02%		Principal amount

		(000)

Consumer staples	JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/20253,4,5	USD46,459	4,646
0.01%

Industrials	Einride AB, convertible notes, 7.00% 2/1/20233,4	2,500	2,500
0.01%	Total convertible bonds & notes (cost: $46,042,000)
			7,146

Bonds, notes & other debt instruments 0.05%

Corporate bonds, notes & loans 0.05%

Consumer	Royal Caribbean Cruises, Ltd. 5.50% 4/1/20286	19,060	15,245
discretionary	Total bonds, notes & other debt instruments (cost: $14,159,000)
			15,245
0.05%

Short-term securities 3.86%

Shares

Money market investments 3.70%

Capital Group Central Cash Fund 4.31%7,8	11,426,693	1,142,555

Money market investments purchased with collateral from securities on loan 0.16%

Capital Group Central Cash Fund 4.31%7,8,9	244,125	24,410
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%7,9	13,667,057	13,667
Invesco Short-Term Investments Trust – Government & Agency Portfolio,
Institutional Class 4.22%7,9	12,203,079	12,203
		50,280
Total short-term securities (cost: $1,192,617,000)
		1,192,835
Total investment securities 100.27% (cost: $22,105,766,000)
		30,978,781
Other assets less liabilities (0.27)%		(82,433)
Net assets 100.00%
		$30,896,348

Investments in affiliates8

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 3.78%
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%7	$1,610,187	$4,675,615	$5,142,944	$(325)	$22	$1,142,555	$22,361
Money market investments purchased with collateral
from securities on loan 0.08%
Capital Group Central Cash Fund 4.31%7,9	20,304	4,10610				24,410	—11
Total 3.78%
				$(325)	$22	$1,166,965	$22,361

American Funds Insurance Series    63

Growth Fund (continued)

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Verily Life Sciences, LLC1,3	12/21/2018	$37,000	$45,222.14%
PsiQuantum Corp., Series D, preferred shares1,3	5/28/2021	23,781	24,501.08
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,704.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares1,3	3/15/2021	2,113	1,469.00
ABL Space Systems Co., Series B2, preferred shares1,3	10/22/2021	10,452	5,775.02
Einride AB, Series C, preferred shares1,3	11/23/2022	2,640	2,640.01
Einride AB, convertible notes, 7.00% 2/1/20233	1/7/2022	2,500	2,500.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/20253,5	2/3/2020-11/3/2022	43,542	4,646.01
Tipalti Solutions, Ltd., Series F, preferred shares1,3	12/1/2021	6,956	2,385.01
Total
		$135,750	$93,842.30%

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $54,504,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Value determined using significant unobservable inputs.

4Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $93,842,000, which represented .30% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.

6Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,245,000, which represented .05% of the net assets of the fund.

7Rate represents the seven-day yield at 12/31/2022.

8Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

9Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending. 10Represents net activity. Refer to Note 5 for more information on securities lending.

11Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

PIK = Payment In Kind

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

64    American Funds Insurance Series

International Fund

Investment portfolio December 31, 2022

Common stocks 94.99%			Value
		Shares	(000)

Industrials	Recruit Holdings Co., Ltd.	7,310,189	$ 232,492
16.64%	Airbus SE, non-registered shares	1,657,958	197,135
	Safran SA	718,500	89,786
	Melrose Industries PLC	36,613,980	59,524
	Siemens AG	418,132	58,034
	MTU Aero Engines AG	229,720	49,721
	Ashtead Group PLC	645,000	36,847
	DSV A/S	230,223	36,515
	NIBE Industrier AB, Class B	3,878,804	36,271
	Thales SA	271,438	34,700
	Techtronic Industries Co., Ltd.	2,724,000	30,332
	Legrand SA	358,100	28,833
	International Container Terminal Services, Inc.	7,953,240	28,625
	Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	23,513
	ZTO Express (Cayman), Inc., Class A (ADR)	685,354	18,415
	Diploma PLC	540,545	18,165
	Rumo SA	5,039,366	17,763
	Grab Holdings, Ltd., Class A1	5,356,295	17,247
	Brenntag SE	259,299	16,578
	CCR SA, ordinary nominative shares	5,580,000	11,435
	SMC Corp.	26,900	11,385
	Airports of Thailand PCL, foreign registered shares1	5,078,900	11,000
	Kingspan Group PLC	153,796	8,281
	Larsen & Toubro, Ltd.	327,351	8,232
	Bureau Veritas SA	292,900	7,709
	AB Volvo, Class B	396,824	7,185
	LIXIL Corp.	441,700	6,731
	Fluidra, SA, non-registered shares	432,985	6,715
	BAE Systems PLC	617,024	6,377
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	846,334	2,578

			1,118,124

Information	SK hynix, Inc.	3,255,725	195,968
technology	Shopify, Inc., Class A, subordinate voting shares1	4,215,370	146,315
13.74%	ASML Holding NV	210,218	113,792
	Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	94,750
	Nice, Ltd. (ADR)1	432,150	83,102
	Fujitsu, Ltd.	437,900	57,990
	Lasertec Corp.	320,511	53,238
	Samsung Electronics Co., Ltd.	631,500	27,848
	NXP Semiconductors NV	173,200	27,371
	Disco Corp.	65,800	18,915
	Atlassian Corp., Class A1	107,001	13,769
	OBIC Co., Ltd.	83,700	12,374
	Constellation Software, Inc.	7,730	12,069
	TELUS International (Cda), Inc., subordinate voting shares1	526,752	10,424
	Suse SA1,2	576,586	10,410
	Kingdee International Software Group Co., Ltd.1	4,786,000	10,188
	Dassault Systemes SE	277,000	9,991
	ASM International NV	25,152	6,368
	Infosys, Ltd.	329,392	5,967
	Tata Consultancy Services, Ltd.	113,863	4,483
	Canva, Inc.1,3,4	4,819	4,282
	PagSeguro Digital, Ltd., Class A1	426,548	3,728
			923,342

Health care	Daiichi Sankyo Company, Ltd.	9,749,808	312,457
12.52%	Novo Nordisk A/S, Class B	1,255,260	169,962
	Olympus Corp.	5,808,100	102,662
	Bayer AG	841,261	43,436

American Funds Insurance Series    65

International Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Health care	Siemens Healthineers AG	833,668	$ 41,705
(continued)	Grifols, SA, Class A, non-registered shares1	2,789,283	32,345
	Grifols, SA, Class B (ADR)1	793,690	6,747
	WuXi Biologics (Cayman), Inc.1	2,504,066	19,224
	HOYA Corp.	198,300	19,187
	M3, Inc.	644,835	17,566
	EssilorLuxottica	80,200	14,604
	Insulet Corp.1	46,653	13,734
	Takeda Pharmaceutical Company, Ltd.	361,300	11,285
	Hapvida Participações e Investimentos SA1	8,863,653	8,528
	Ambu AS, Class B, non-registered shares1	662,880	8,411
	Eurofins Scientific SE, non-registered shares	98,473	7,091
	WuXi AppTec Co., Ltd., Class A	288,960	3,345
	WuXi AppTec Co., Ltd., Class H	312,000	3,297
	bioMérieux SA	58,300	6,131

			841,717

Materials	First Quantum Minerals, Ltd.	10,951,800	228,823
10.64%	Fortescue Metals Group, Ltd.	12,796,750	178,403
	Vale SA (ADR), ordinary nominative shares	6,886,607	116,865
	Vale SA, ordinary nominative shares	770,681	12,974
	Shin-Etsu Chemical Co., Ltd.	563,500	68,654
	JSR Corp.	1,681,700	33,144
	Ivanhoe Mines, Ltd., Class A1	3,403,051	26,893
	Wacker Chemie AG	147,773	18,887
	Linde PLC	35,287	11,510
	Koninklijke DSM NV	93,550	11,469
	BASF SE	136,760	6,789
	Yunnan Energy New Material Co., Ltd., Class A	19,136	362

			714,773

Energy	Reliance Industries, Ltd.	9,393,560	288,158
10.48%	Canadian Natural Resources, Ltd. (CAD denominated)	1,562,283	86,756
	Neste OYJ	1,756,952	81,150
	Woodside Energy Group, Ltd.	3,071,566	74,317
	Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	6,724,576	71,617
	TotalEnergies SE	1,147,298	71,609
	Shell PLC (GBP denominated)	573,839	16,307
	Cenovus Energy, Inc. (CAD denominated)	725,880	14,084

			703,998

Consumer	MercadoLibre, Inc.1	128,451	108,700
discretionary	Evolution AB	960,556	93,812
9.06%	Sony Group Corp.	920,500	70,194
	Galaxy Entertainment Group, Ltd.	9,204,000	60,944
	LVMH Moët Hennessy-Louis Vuitton SE	72,682	52,799
	Flutter Entertainment PLC1	313,163	42,911
	Ferrari NV (EUR denominated)	177,292	37,933
	Kering SA	70,951	36,312
	Maruti Suzuki India, Ltd.	303,300	30,675
	Entain PLC	1,832,094	29,375
	Coupang, Inc., Class A1	1,304,214	19,185
	Mercedes-Benz Group AG	136,786	8,976
	InterContinental Hotels Group PLC	155,468	8,949
	Aptiv PLC1	84,000	7,823
			608,588

66    American Funds Insurance Series

International Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Financials	Kotak Mahindra Bank, Ltd.	7,207,964	$ 158,591
9.05%	AIA Group, Ltd.	12,210,576	134,524
	Aegon NV	12,263,736	62,212
	HDFC Bank, Ltd.	2,216,455	43,632
	HDFC Bank, Ltd. (ADR)	207,750	14,212
	Nu Holdings, Ltd., Class A1	8,115,368	33,030
	Bajaj Finance, Ltd.	396,342	31,369
	ING Groep NV	2,331,678	28,447
	Axis Bank, Ltd.	1,917,190	21,549
	FinecoBank SpA	1,211,135	20,184
	Futu Holdings, Ltd. (ADR)1	375,890	15,280
	China Merchants Bank Co., Ltd., Class A	2,726,800	14,621
	B3 SA-Brasil, Bolsa, Balcao	4,413,000	11,041
	Allfunds Group PLC	1,266,915	8,853
	Bajaj Finserv, Ltd.	325,950	6,074
	XP, Inc., Class A1	292,000	4,479
			608,098

Communication	Sea, Ltd., Class A (ADR)1	3,557,478	185,096
services	Bharti Airtel, Ltd.	12,732,125	123,766
6.20%	Bharti Airtel, Ltd., interim shares	836,308	4,373
	Universal Music Group NV	1,717,633	41,462
	Informa PLC	3,630,108	27,216
	Ubisoft Entertainment SA1	518,403	14,715
	Singapore Telecommunications, Ltd.	5,800,500	11,136
	Vivendi SE	907,392	8,683
	Yandex NV, Class A1,3	313,000	—5
			416,447

Consumer staples	Kweichow Moutai Co., Ltd., Class A	224,223	55,485
4.31%	Danone SA	878,392	46,277
	Seven & i Holdings Co., Ltd.	984,200	42,102
	Treasury Wine Estates, Ltd.	4,139,490	38,250
	British American Tobacco PLC	911,000	36,144
	Kobe Bussan Co., Ltd.	754,900	21,791
	CP ALL PCL, foreign registered shares	9,053,300	17,849
	Nestlé SA	78,463	9,061
	Dabur India, Ltd.	933,875	6,324
	Shiseido Company, Ltd.	122,000	6,012
	Essity Aktiebolag, Class B	211,237	5,544
	Pernod Ricard SA	22,974	4,516
	Diageo PLC	13,194	583

			289,938

Utilities	ENN Energy Holdings, Ltd.	8,532,700	119,038
1.77%

Real estate	ESR Group, Ltd.	14,852,600	31,175
0.58%	Ayala Land, Inc.	14,181,500	7,891

			39,066
	Total common stocks (cost: $5,702,657,000)
			6,383,129
Preferred securities 0.79%

Health care	Grifols, SA, Class B, nonvoting non-registered preferred shares1	2,274,930	19,221
0.29%

American Funds Insurance Series    67

International Fund (continued)

Preferred securities (continued)			Value
		Shares	(000)

Energy	Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,980,131	$13,829
0.20%

Financials	Itaú Unibanco Holding SA, preferred nominative shares	2,246,000	10,635
0.16%

Consumer	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares1	88,248	8,953
discretionary

0.13%

Information	Canva, Inc., Series A, noncumulative preferred shares1,3,4	422	375
technology	Canva, Inc., Series A-3, noncumulative preferred shares1,3,4	18	16
0.01%	Canva, Inc., Series A-4, noncumulative preferred shares1,3,4	1	1
			392
	Total preferred securities (cost: $78,028,000)
			53,030
Rights & warrants 0.13%

Health care	WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/20231,6	729,706	8,446
0.13%	Total rights & warrants (cost: $8,772,000)
			8,446

Short-term securities 4.57%

Money market investments 4.55%

	Capital Group Central Cash Fund 4.31%7,8	3,060,530	306,023

Money market investments purchased with collateral from securities on loan 0.02%

	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%7,9	603,851	604
	Capital Group Central Cash Fund 4.31%7,8,9	4,223	422
	Invesco Short-Term Investments Trust – Government & Agency Portfolio,
	Institutional Class 4.22%7,9	420,189	420
			1,446
	Total short-term securities (cost: $307,420,000)
			307,469
	Total investment securities 100.48% (cost: $6,096,877,000)
			6,752,074
	Other assets less liabilities (0.48)%		(32,493)
	Net assets 100.00%
			$6,719,581

68    American Funds Insurance Series

International Fund (continued)

Investments in affiliates8

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 4.56%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%7	$977,398	$1,494,158	$2,165,364	$(112)	$(57)	$306,023	$9,392
Money market investments purchased with collateral
from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%7,9	34,059		33,63710			422	—11
Total 4.56%
				$(112)	$(57)	$306,445	$9,392

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Canva, Inc.1,3	8/26/2021-11/4/2021	$8,215	$4,282.06%
Canva, Inc., Series A, noncumulative preferred shares1,3	11/4/2021	719	375.01
Canva, Inc., Series A-3, noncumulative preferred shares1,3	11/4/2021	31	16.00
Canva, Inc., Series A-4, noncumulative preferred shares1,3	11/4/2021	2	1.00
Total
		$8,967	$4,674.07%

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $1,530,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Value determined using significant unobservable inputs.

4Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $4,674,000, which represented .07% of the net assets of the fund.

5Amount less than one thousand.

6Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,446,000, which represented

.13% of the net assets of the fund.

7Rate represents the seven-day yield at 12/31/2022.

8Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

9Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending. 10Represents net activity. Refer to Note 5 for more information on securities lending.

11Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series    69

New World Fund

Investment portfolio December 31, 2022

Common stocks 90.37%			Value
		Shares	(000)

Information	Microsoft Corp.	343,380	$ 82,348
technology	Taiwan Semiconductor Manufacturing Company, Ltd.	3,763,000	54,844
14.17%	Broadcom, Inc.	50,719	28,359
	ASML Holding NV	52,210	28,261
	Micron Technology, Inc.	505,143	25,247
	Wolfspeed, Inc.1	312,105	21,548
	Mastercard, Inc., Class A	47,073	16,369
	Apple, Inc.	114,398	14,864
	Tata Consultancy Services, Ltd.	274,095	10,793
	Visa, Inc., Class A	50,545	10,501
	Keyence Corp.	23,700	9,279
	Infosys, Ltd. (ADR)	342,942	6,176
	Infosys, Ltd.	131,247	2,378
	SAP SE	70,089	7,233
	Silergy Corp.	459,376	6,514
	Synopsys, Inc.1	20,004	6,387
	TELUS International (Cda), Inc., subordinate voting shares1	321,870	6,370
	Samsung Electronics Co., Ltd.	143,145	6,312
	NVIDIA Corp.	42,638	6,231
	EPAM Systems, Inc.1	18,611	6,100
	PagSeguro Digital, Ltd., Class A1	674,012	5,891
	Edenred SA	100,382	5,462
	Accenture PLC, Class A	20,142	5,375
	Network International Holdings PLC1	1,472,831	5,275
	Nokia Corp.	1,113,649	5,174
	Tokyo Electron, Ltd.	15,700	4,664
	Nice, Ltd. (ADR)1	23,806	4,578
	Kingdee International Software Group Co., Ltd.1	2,128,000	4,530
	Lasertec Corp.	27,100	4,501
	Amadeus IT Group SA, Class A, non-registered shares1	70,704	3,646
	Applied Materials, Inc.	36,011	3,507
	MediaTek, Inc.	142,000	2,884
	ASM International NV	10,858	2,749
	SK hynix, Inc.	41,006	2,468
	Trimble, Inc.1	41,404	2,093
	Logitech International SA	31,053	1,927
	Euronet Worldwide, Inc.1	19,369	1,828
	KLA Corp.	4,743	1,788
	Coforge, Ltd.	33,028	1,544
	Cognizant Technology Solutions Corp., Class A	25,905	1,482
	Globant SA1	8,094	1,361
	Hamamatsu Photonics KK	25,400	1,222
	Hundsun Technologies, Inc., Class A	198,090	1,153
	Atlassian Corp., Class A1	8,731	1,124
	VeriSign, Inc.1	4,446	913
	MKS Instruments, Inc.	8,486	719
	StoneCo, Ltd., Class A1	67,249	635
	Autodesk, Inc.1	3,359	628
	Disco Corp.	2,100	604
	Advanced Micro Devices, Inc.1	8,455	548
	Canva, Inc.1,2,3	385	342
	Intel Corp.	3,575	95

			436,824

Financials	Kotak Mahindra Bank, Ltd.	2,819,943	62,045
13.94%	AIA Group, Ltd.	4,251,600	46,840
	Ping An Insurance (Group) Company of China, Ltd., Class H	4,499,844	29,700
	HDFC Bank, Ltd.	1,423,436	28,021
	B3 SA-Brasil, Bolsa, Balcao	10,338,358	25,867
	Capitec Bank Holdings, Ltd.	206,384	22,575
	Bajaj Finance, Ltd.	215,621	17,066

70    American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Financials	ICICI Bank, Ltd.	967,310	$ 10,368
(continued)	ICICI Bank, Ltd. (ADR)	290,583	6,361
	AU Small Finance Bank, Ltd.	1,923,084	15,145
	Bank Central Asia Tbk PT	20,947,600	11,484
	UniCredit SpA	750,471	10,672
	Industrial and Commercial Bank of China, Ltd., Class H	20,423,000	10,519
	Nu Holdings, Ltd., Class A1	2,383,890	9,702
	Bank Mandiri (Persero) Tbk PT	15,218,600	9,671
	XP, Inc., Class A1	602,058	9,236
	China Merchants Bank Co., Ltd., Class H	1,461,000	8,099
	Discovery, Ltd.1	1,031,032	7,486
	Banco Bilbao Vizcaya Argentaria, SA	1,202,030	7,259
	Bank Rakyat Indonesia (Persero) Tbk PT	19,736,600	6,257
	Eurobank Ergasias Services and Holdings SA1	5,321,431	6,007
	Bank of Baroda	2,476,327	5,528
	Moody’s Corp.	17,666	4,922
	United Overseas Bank, Ltd.	191,900	4,401
	Canara Bank	1,094,165	4,386
	Erste Group Bank AG	135,838	4,332
	East Money Information Co., Ltd., Class A	1,416,356	3,955
	Alpha Services and Holdings SA1	3,535,444	3,772
	Hong Kong Exchanges and Clearing, Ltd.	76,500	3,306
	Bajaj Finserv, Ltd.	176,756	3,294
	Standard Bank Group, Ltd.	330,214	3,261
	Aon PLC, Class A	10,455	3,138
	DBS Group Holdings, Ltd.	122,873	3,111
	Grupo Financiero Banorte, SAB de CV, Series O	393,905	2,828
	China Pacific Insurance (Group) Co., Ltd., Class H	1,158,294	2,558
	Postal Savings Bank of China Co., Ltd., Class H	3,919,000	2,421
	Bank of Ningbo Co., Ltd., Class A	498,700	2,329
	S&P Global, Inc.	6,883	2,305
	National Bank of Greece SA1	482,747	1,931
	Piramal Enterprises, Ltd.	169,260	1,690
	Banco Santander México, SA, Institución de Banca Múltiple,
	Grupo Financiero Santander México, Class B	1,294,654	1,515
	Lufax Holding, Ltd. (ADR)	751,404	1,458
	China Construction Bank Corp., Class H	2,110,000	1,322
	TISCO Financial Group PCL, foreign registered shares	343,800	983
	Fairfax Financial Holdings, Ltd., subordinate voting shares	1,008	597
	HDFC Life Insurance Company, Ltd.	23,813	162
	Moscow Exchange MICEX-RTS PJSC1,2	438,203	—4
	Sberbank of Russia PJSC1,2	2,662,164	—4
			429,885

Health care	Novo Nordisk A/S, Class B	469,272	63,539
13.14%	Thermo Fisher Scientific, Inc.	72,737	40,056
	Eli Lilly and Company	98,730	36,119
	AstraZeneca PLC	199,832	27,120
	Max Healthcare Institute, Ltd.1	4,642,420	24,670
	PerkinElmer, Inc.	129,804	18,201
	Abbott Laboratories	165,381	18,157
	BeiGene, Ltd. (ADR)1	65,681	14,446
	BeiGene, Ltd.1	44,100	753
	Jiangsu Hengrui Medicine Co., Ltd., Class A	2,545,088	14,110
	EssilorLuxottica	72,078	13,125
	Danaher Corp.	48,758	12,941
	Rede D’Or Sao Luiz SA	1,633,717	9,153
	Hypera SA, ordinary nominative shares	1,024,373	8,770
	Pfizer, Inc.	167,880	8,602
	Laurus Labs, Ltd.	1,901,101	8,597
	WuXi Biologics (Cayman), Inc.1	1,102,600	8,465

American Funds Insurance Series    71

New World Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Health care	CSL, Ltd.	41,156	$ 8,025
(continued)	Olympus Corp.	386,100	6,825
	Carl Zeiss Meditec AG, non-registered shares	52,892	6,676
	CanSino Biologics, Inc., Class H	673,696	5,763
	WuXi AppTec Co., Ltd., Class H	268,500	2,837
	WuXi AppTec Co., Ltd., Class A	203,359	2,354
	Siemens Healthineers AG	100,533	5,029
	Hapvida Participações e Investimentos SA1	4,948,421	4,761
	Zoetis, Inc., Class A	31,997	4,689
	Innovent Biologics, Inc.1	1,062,373	4,561
	Straumann Holding AG	28,092	3,181
	Legend Biotech Corp. (ADR)1	63,359	3,163
	Hutchmed China, Ltd.1,5	786,002	2,418
	Shionogi & Co., Ltd.	46,400	2,308
	Teva Pharmaceutical Industries, Ltd. (ADR)1	238,996	2,180
	Mettler-Toledo International, Inc.1	1,435	2,074
	OdontoPrev SA, ordinary nominative shares	1,000,547	1,711
	Align Technology, Inc.1	7,299	1,539
	Asahi Intecc Co., Ltd.	91,600	1,510
	Genus PLC	40,970	1,477
	Angelalign Technology, Inc.	85,000	1,340
	Medtronic PLC	16,413	1,276
	Merck KGaA	5,502	1,066
	Bayer AG	16,010	827
	Zai Lab, Ltd. (ADR)1	16,060	493
	Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	272

			405,179

Industrials	Airbus SE, non-registered shares	370,290	44,028
10.83%	General Electric Co.	229,310	19,214
	Larsen & Toubro, Ltd.	722,885	18,180
	Safran SA	141,435	17,674
	IMCD NV	113,074	16,151
	DSV A/S	97,381	15,445
	Shenzhen Inovance Technology Co., Ltd., Class A	1,435,674	14,359
	Copa Holdings, SA, Class A1	172,274	14,328
	Carrier Global Corp.	342,044	14,109
	International Container Terminal Services, Inc.	3,660,200	13,173
	Grab Holdings, Ltd., Class A1	3,941,298	12,691
	Rumo SA	3,544,401	12,493
	Caterpillar, Inc.	38,431	9,207
	ZTO Express (Cayman), Inc., Class A (ADR)	294,858	7,923
	Daikin Industries, Ltd.	45,200	6,953
	Mitsui & Co., Ltd.	239,100	6,952
	InPost SA1	768,099	6,492
	TransDigm Group, Inc.	9,831	6,190
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,015,524	6,140
	Suzhou Maxwell Technologies Co., Ltd., Class A	89,800	5,321
	Thales SA	39,462	5,045
	Interpump Group SpA	109,354	4,954
	Boeing Company1	25,403	4,839
	Raytheon Technologies Corp.	39,064	3,942
	Contemporary Amperex Technology Co., Ltd., Class A	67,547	3,825
	Wizz Air Holdings PLC1	153,309	3,512
	Siemens AG	24,155	3,353
	Centre Testing International Group Co., Ltd.	953,496	3,059
	SMC Corp.	7,000	2,963
	BAE Systems PLC	273,358	2,825
	Spirax-Sarco Engineering PLC	21,156	2,718
	Epiroc AB, Class B	153,337	2,472
	Bharat Electronics, Ltd.	1,997,357	2,412

72    American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Industrials	Legrand SA	28,999	$ 2,335
(continued)	Bureau Veritas SA	85,112	2,240
	ABB, Ltd.	71,165	2,168
	AirTAC International Group	70,000	2,119
	Techtronic Industries Co., Ltd.	180,500	2,010
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	138,094	1,978
	Hitachi, Ltd.	32,800	1,651
	Atlas Copco AB, Class B	128,644	1,374
	Nidec Corp.	25,100	1,307
	Haitian International Holdings, Ltd.	485,000	1,297
	Experian PLC	27,683	942
	CCR SA, ordinary nominative shares	343,384	704
	Vicor Corp.1	8,616	463
	Hefei Meyer Optoelectronic Technology, Inc., Class A	126,100	434

			333,964

Consumer	LVMH Moët Hennessy-Louis Vuitton SE	58,437	42,451
discretionary	MercadoLibre, Inc.1	33,916	28,701
10.70%	Midea Group Co., Ltd., Class A	3,015,168	22,397
	Hermès International	13,597	20,982
	Evolution AB	195,296	19,073
	Li Ning Co., Ltd.	2,222,001	19,068
	Galaxy Entertainment Group, Ltd.	2,661,000	17,620
	General Motors Company	464,326	15,620
	H World Group, Ltd. (ADR)	205,118	8,701
	H World Group, Ltd.	611,320	2,631
	YUM! Brands, Inc.	70,324	9,007
	Trip.com Group, Ltd. (ADR)1	243,784	8,386
	Zhongsheng Group Holdings, Ltd.	1,519,000	7,743
	Kering SA	13,551	6,935
	NIKE, Inc., Class B	56,533	6,615
	Jumbo SA	367,791	6,278
	Astra International Tbk PT	16,312,800	5,943
	IDP Education, Ltd.	294,204	5,437
	Industria de Diseño Textil, SA	198,585	5,288
	Marriott International, Inc., Class A	35,444	5,277
	JD.com, Inc., Class A	181,431	5,100
	Titan Co., Ltd.	153,168	4,794
	Tesla, Inc.1	36,323	4,474
	adidas AG	32,573	4,447
	Prosus NV, Class N	63,003	4,325
	Alibaba Group Holding, Ltd.1	377,472	4,168
	Americanas SA, ordinary nominative shares	1,839,202	3,362
	Lear Corp.	22,412	2,779
	Airbnb, Inc., Class A1	32,220	2,755
	Melco Resorts & Entertainment, Ltd. (ADR)1	237,753	2,734
	Maruti Suzuki India, Ltd.	24,671	2,495
	Aptiv PLC1	23,648	2,202
	Booking Holdings, Inc.1	1,083	2,183
	InterContinental Hotels Group PLC	37,749	2,173
	JD Health International, Inc.1	233,200	2,133
	Naspers, Ltd., Class N	10,720	1,767
	Stellantis NV	121,859	1,726
	Inchcape PLC	158,322	1,563
	Shangri-La Asia, Ltd.1	1,882,000	1,542
	Magazine Luiza SA1	2,856,097	1,482
	Levi Strauss & Co., Class A	89,390	1,387
	Sands China, Ltd.1	367,200	1,216
	Renault SA1	31,040	1,034
	FSN E-Commerce Ventures, Ltd.	499,594	932
	Flutter Entertainment PLC1	6,201	850

American Funds Insurance Series    73

New World Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer	Cie. Financière Richemont SA, Class A	6,488	$840
discretionary	Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	617
(continued)	Jiumaojiu International Holdings, Ltd.	196,000	517
	Cyrela Brazil Realty SA, ordinary nominative shares	115,141	285
	Ozon Holdings PLC (ADR)1,2	209,599	—4
			330,035

Materials	Vale SA (ADR), ordinary nominative shares	1,657,863	28,134
7.96%	Vale SA, ordinary nominative shares	1,563,228	26,316
	First Quantum Minerals, Ltd.	1,427,502	29,826
	Freeport-McMoRan, Inc.	632,561	24,037
	Asian Paints, Ltd.	524,675	19,588
	Albemarle Corp.	72,979	15,826
	Linde PLC	43,780	14,280
	Sika AG	54,150	13,066
	Pidilite Industries, Ltd.	359,013	11,037
	Barrick Gold Corp.	348,685	5,990
	Shin-Etsu Chemical Co., Ltd.	46,300	5,641
	LANXESS AG	133,996	5,408
	Sociedad Química y Minera de Chile SA, Class B (ADR)	59,883	4,781
	Wacker Chemie AG	33,237	4,248
	Gerdau SA (ADR)	743,704	4,120
	Givaudan SA	1,316	4,012
	Loma Negra Compania Industrial Argentina SA (ADR)	505,941	3,466
	Fresnillo PLC	299,094	3,247
	Jindal Steel & Power, Ltd.	427,648	2,989
	Shandong Sinocera Functional Material Co., Ltd., Class A	551,700	2,189
	Wheaton Precious Metals Corp.	52,459	2,050
	OCI NV	50,734	1,810
	Amcor PLC (CDI)	142,086	1,703
	Arkema SA	18,241	1,645
	CCL Industries, Inc., Class B, nonvoting shares	34,789	1,486
	Umicore SA	37,150	1,371
	Koninklijke DSM NV	11,145	1,366
	Grupo México, SAB de CV, Series B	372,626	1,308
	Corteva, Inc.	19,893	1,169
	Glencore PLC	166,729	1,115
	Yunnan Energy New Material Co., Ltd., Class A	53,564	1,012
	BASF SE	13,092	650
	Navin Fluorine International, Ltd.	7,411	364
	Polymetal International PLC1	76,572	228
	Alrosa PJSC1,2	1,123,215	—4
			245,478

Consumer staples	Kweichow Moutai Co., Ltd., Class A	119,607	29,597
6.23%	ITC, Ltd.	4,065,758	16,297
	Bunge, Ltd.	149,915	14,957
	Anheuser-Busch InBev SA/NV	179,767	10,807
	Nestlé SA	92,198	10,648
	Constellation Brands, Inc., Class A	41,910	9,713
	Philip Morris International, Inc.	89,011	9,009
	Varun Beverages, Ltd.	520,713	8,291
	Ajinomoto Co., Inc.	270,999	8,263
	Monster Beverage Corp.1	79,331	8,054
	Carlsberg A/S, Class B	47,845	6,334
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	3,616,697	6,138
	Pernod Ricard SA	31,035	6,100
	Raia Drogasil SA, ordinary nominative shares	1,191,066	5,351
	Avenue Supermarts, Ltd.1	96,957	4,752
	Japan Tobacco, Inc.	232,900	4,709

74    American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer staples	Arca Continental, SAB de CV	559,188	$ 4,541
(continued)	Dabur India, Ltd.	536,320	3,632
	Uni-Charm Corp.	86,000	3,298
	Mondelez International, Inc.	48,376	3,224
	British American Tobacco PLC	57,762	2,292
	L’Oréal SA, non-registered shares	6,141	2,203
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	189,896	2,174
	Proya Cosmetics Co., Ltd., Class A	83,620	2,015
	Danone SA	34,906	1,839
	United Spirits, Ltd.1	150,135	1,593
	Essity Aktiebolag, Class B	59,261	1,555
	Monde Nissin Corp.	7,788,000	1,553
	Wuliangye Yibin Co., Ltd., Class A	51,771	1,340
	Reckitt Benckiser Group PLC	18,928	1,317
	Diageo PLC	9,646	426
	X5 Retail Group NV (GDR)1,2	88,147	—4
			192,022

Communication	Sea, Ltd., Class A (ADR)1	440,837	22,937
services	Alphabet, Inc., Class C1	170,931	15,167
5.12%	Alphabet, Inc., Class A1	70,628	6,231
	Bharti Airtel, Ltd.	1,936,137	18,821
	Bharti Airtel, Ltd., interim shares	80,154	419
	Tencent Holdings, Ltd.	398,700	16,946
	MTN Group, Ltd.	1,937,113	14,510
	América Móvil, SAB de CV, Series L (ADR)	579,878	10,554
	Netflix, Inc.1	32,399	9,554
	Meta Platforms, Inc., Class A1	66,844	8,044
	Telefónica, SA, non-registered shares	2,013,890	7,294
	NetEase, Inc.	215,200	3,137
	NetEase, Inc. (ADR)	26,801	1,946
	Vodafone Group PLC	4,478,968	4,540
	Indus Towers, Ltd.	1,704,995	3,916
	Activision Blizzard, Inc.	51,137	3,914
	Singapore Telecommunications, Ltd.	1,920,800	3,688
	JCDecaux SE1	88,804	1,689
	Telefônica Brasil SA, ordinary nominative shares	222,879	1,619
	TIM SA	649,389	1,525
	Informa PLC	166,372	1,247
	Sitios Latinoamerica, SAB de CV, Class B11	531,908	255
	Yandex NV, Class A1,2	378,730	—4
			157,953

Energy	Reliance Industries, Ltd.	1,922,257	58,967
4.96%	TotalEnergies SE	429,775	26,824
	Baker Hughes Co., Class A	400,704	11,833
	New Fortress Energy, Inc., Class A	199,711	8,472
	BP PLC	1,438,591	8,366
	Exxon Mobil Corp.	66,625	7,349
	Hess Corp.	42,526	6,031
	Cheniere Energy, Inc.	33,338	4,999
	Aker BP ASA	160,241	4,995
	Chevron Corp.	24,508	4,399
	Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	240,586	2,562
	Shell PLC (GBP denominated)	88,634	2,519
	INPEX Corp.	229,000	2,444
	TechnipFMC PLC1	171,689	2,093

American Funds Insurance Series    75

New World Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Energy	Galp Energia, SGPS, SA, Class B	76,673	$1,037
(continued)	Gazprom PJSC2	945,858	—4
	Rosneft Oil Co. PJSC2	588,661	—4
			152,890

Utilities	ENN Energy Holdings, Ltd.	1,596,100	22,267
1.73%	AES Corp.	494,900	14,233
	Engie SA	433,528	6,210
	Enel SpA	717,325	3,858
	Power Grid Corporation of India, Ltd.	1,407,075	3,622
	China Resources Gas Group, Ltd.	848,600	3,161
	China Gas Holdings, Ltd.	67,400	97

			53,448

Real estate	Macrotech Developers, Ltd.1	1,294,321	17,070
1.59%	American Tower Corp. REIT	36,333	7,698
	ESR Group, Ltd.	2,725,200	5,720
	CK Asset Holdings, Ltd.	920,500	5,667
	BR Malls Participações SA, ordinary nominative shares	3,350,637	5,267
	China Resources Mixc Lifestyle Services, Ltd.	550,000	2,794
	CTP NV	192,994	2,273
	Embassy Office Parks REIT	367,228	1,490
	China Overseas Land & Investment, Ltd.	222,115	586
	Country Garden Services Holdings Co., Ltd.	180,000	446
	Ayala Land, Inc.	198,600	110

			49,121
	Total common stocks (cost: $2,233,829,000)
			2,786,799
Preferred securities 1.05%

Consumer	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares1	43,971	4,461
discretionary	Getir BV, Series D, preferred shares1,2,3	7,768	3,736
0.38%	Porsche Automobil Holding SE, nonvoting preferred shares	60,985	3,346

			11,543

Materials	Gerdau SA, preferred nominative shares	1,533,179	8,529
0.28%

Real estate	QuintoAndar, Ltd., Series E, preferred shares1,2,3	32,657	4,267
0.17%	QuintoAndar, Ltd., Series E-1, preferred shares1,2,3	8,400	1,098
			5,365

Financials	Itaú Unibanco Holding SA, preferred nominative shares	339,548	1,608
0.13%	Itaú Unibanco Holding SA (ADR), preferred nominative shares	151,962	716
	Banco Bradesco SA, preferred nominative shares	619,768	1,778

			4,102

Energy	Petróleo Brasileiro SA (Petrobras) (ADR), preferred nominative shares	129,613	1,204
0.06%	Petróleo Brasileiro SA (Petrobras), preferred nominative shares	156,248	725

			1,929

Health care	Grifols, SA, Class B, nonvoting non-registered preferred shares1	71,554	605
0.02%

76    American Funds Insurance Series

New World Fund (continued)

Preferred securities (continued)			Value
		Shares	(000)

Industrials	GOL Linhas Aéreas Inteligentes SA, preferred nominative shares1	169,406	$ 235
0.01%

Information	Canva, Inc., Series A, noncumulative preferred shares1,2,3	34	30
technology	Canva, Inc., Series A-3, noncumulative preferred shares1,2,3	1	1
0.00%
			31

	Total preferred securities (cost: $30,813,000)
			32,339
Rights & warrants 0.00%

Materials	Shandong Sinocera Functional Material Co., Ltd., Class A, warrants,
0.00%	expire 10/30/20231,6	43,474	172

Consumer	Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/20231	37,386	31
discretionary	Total rights & warrants (cost: $183,000)
			203
0.00%
		Principal amount

Bonds, notes & other debt instruments 3.26%
		(000)

Bonds & notes of governments & government agencies outside the U.S. 2.66%

	Abu Dhabi (Emirate of) 2.50% 9/30/20296	USD1,000	899
	Abu Dhabi (Emirate of) 1.70% 3/2/20316	885	732
	Angola (Republic of) 8.25% 5/9/2028	500	457
	Angola (Republic of) 8.00% 11/26/20296	1,100	968
	Angola (Republic of) 8.75% 4/14/20326	280	243
	Argentine Republic 1.00% 7/9/2029	32	9
	Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)7	5,341	1,454
	Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)7	2,217	568
	Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)7	1,318	420
	Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)7	5,279	1,502
	Armenia (Republic of) 7.15% 3/26/2025	290	294
	Bahrain (Kingdom of) 6.75% 9/20/20296	200	200
	Brazil (Federative Republic of) 10.00% 1/1/2027	BRL19,869	3,461
	Brazil (Federative Republic of) 6.00% 5/15/20278	16,377	3,109
	Chile (Republic of) 3.10% 5/7/2041	USD375	271
	Chile (Republic of) 4.34% 3/7/2042	645	547
	China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY36,200	5,205
	China (People’s Republic of), Series INBK, 3.72% 4/12/2051	34,650	5,410
	Colombia (Republic of) 4.50% 1/28/2026	USD280	264
	Colombia (Republic of) 3.25% 4/22/2032	700	511
	Colombia (Republic of) 8.00% 4/20/2033	200	201
	Colombia (Republic of) 7.375% 9/18/2037	1,090	1,025
	Colombia (Republic of) 5.625% 2/26/2044	520	384
	Colombia (Republic of) 5.20% 5/15/2049	755	517
	Colombia (Republic of) 4.125% 5/15/2051	350	211
	Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR150	127
	Dominican Republic 6.875% 1/29/2026	USD370	374
	Dominican Republic 8.625% 4/20/20276	575	600
	Dominican Republic 5.50% 2/22/20296	275	254
	Dominican Republic 11.375% 7/6/2029	DOP12,800	221
	Dominican Republic 6.00% 2/22/20336	USD150	136
	Dominican Republic 7.45% 4/30/20446	1,125	1,053
	Dominican Republic 7.45% 4/30/2044	1,000	936
	Dominican Republic 5.875% 1/30/20606	280	206
	Egypt (Arab Republic of) 5.875% 2/16/20316	365	255

American Funds Insurance Series    77

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

Egypt (Arab Republic of) 6.375% 4/11/2031	EUR550	$ 411
Egypt (Arab Republic of) 7.625% 5/29/20326	USD900	669
Egypt (Arab Republic of) 7.625% 5/29/2032	275	204
Egypt (Arab Republic of) 8.50% 1/31/2047	800	536
Egypt (Arab Republic of) 8.875% 5/29/2050	850	578
Egypt (Arab Republic of) 8.75% 9/30/2051	755	510
Egypt (Arab Republic of) 8.15% 11/20/20596	500	329
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024	880	553
Export-Import Bank of India 3.25% 1/15/2030	1,180	1,025
Gabonese Republic 6.95% 6/16/2025	540	513
Gabonese Republic 7.00% 11/24/2031	300	247
Ghana (Republic of) 6.375% 2/11/2027	485	188
Ghana (Republic of) 7.875% 3/26/2027	200	79
Ghana (Republic of) 7.75% 4/7/20296	1,125	423
Ghana (Republic of) 7.625% 5/16/2029	460	174
Ghana (Republic of) 8.125% 3/26/2032	2,130	782
Honduras (Republic of) 6.25% 1/19/2027	1,365	1,208
Honduras (Republic of) 5.625% 6/24/2030	678	547
Honduras (Republic of) 5.625% 6/24/20306	281	227
Indonesia (Republic of) 6.625% 2/17/2037	500	568
Indonesia (Republic of) 5.25% 1/17/2042	840	828
Iraq (Republic of) 6.752% 3/9/2023	960	950
Jordan (Hashemite Kingdom of) 5.75% 1/31/20276	800	773
Kazakhstan (Republic of) 6.50% 7/21/20456	800	836
Kenya (Republic of) 6.875% 6/24/2024	200	185
Kenya (Republic of) 8.25% 2/28/20486	1,800	1,402
Mongolia (State of) 8.75% 3/9/2024	370	359
Mongolia (State of) 4.45% 7/7/2031	300	234
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)7	880	678
Oman (Sultanate of) 4.875% 2/1/20256	565	556
Oman (Sultanate of) 5.375% 3/8/2027	750	736
Oman (Sultanate of) 6.25% 1/25/20316	600	606
Pakistan (Islamic Republic of) 8.25% 9/30/20256	410	199
Pakistan (Islamic Republic of) 6.00% 4/8/20266	380	153
Pakistan (Islamic Republic of) 6.875% 12/5/20276	1,050	416
Pakistan (Islamic Republic of) 7.875% 3/31/2036	200	72
Pakistan (Islamic Republic of) 8.875% 4/8/2051	850	300
Panama (Republic of) 3.75% 4/17/20266	678	639
Panama (Republic of) 4.50% 5/15/2047	1,155	892
Panama (Republic of) 4.50% 4/16/2050	200	152
Panama (Republic of) 4.30% 4/29/2053	400	290
Panama (Republic of) 4.50% 1/19/2063	200	142
Paraguay (Republic of) 4.70% 3/27/20276	400	395
Paraguay (Republic of) 4.95% 4/28/2031	320	310
Peru (Republic of) 3.00% 1/15/2034	425	336
Peru (Republic of) 6.55% 3/14/2037	1,070	1,131
Peru (Republic of) 3.55% 3/10/2051	370	265
Peru (Republic of) 2.78% 12/1/2060	365	214
PETRONAS Capital, Ltd. 4.55% 4/21/20506	400	359
Philippines (Republic of) 1.648% 6/10/2031	580	465
Philippines (Republic of) 6.375% 10/23/2034	820	911
Philippines (Republic of) 3.95% 1/20/2040	700	595
Philippines (Republic of) 3.70% 3/1/2041	505	414
Philippines (Republic of) 2.95% 5/5/2045	790	572
PT Indonesia Asahan Aluminium Tbk 6.757% 11/15/2048	200	188
Qatar (State of) 4.50% 4/23/20286	2,000	2,016
Qatar (State of) 4.50% 4/23/2028	600	605
Romania 2.00% 1/28/2032	EUR1,375	987
Romania 2.00% 4/14/2033	300	207
Romania 5.125% 6/15/20486	USD500	399
Russian Federation 4.25% 6/23/20279	1,000	430

78    American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

	Russian Federation 4.375% 3/21/20296,9	USD800	$ 328
	Russian Federation 5.10% 3/28/20359	1,600	656
	Russian Federation 5.25% 6/23/20479	1,200	492
	Senegal (Republic of) 4.75% 3/13/2028	EUR950	880
	South Africa (Republic of) 5.875% 6/22/2030	USD1,200	1,120
	South Africa (Republic of) 5.875% 4/20/2032	400	362
	Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/20259	450	147
	Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/20259	1,904	614
	Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/20269	1,270	407
	Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/20309	471	150
	Tunisia (Republic of) 6.75% 10/31/2023	EUR465	420
	Tunisia (Republic of) 6.75% 10/31/2023	310	280
	Tunisia (Republic of) 5.625% 2/17/2024	500	422
	Tunisia (Republic of) 5.75% 1/30/2025	USD625	435
	Turkey (Republic of) 11.875% 1/15/2030	800	954
	Turkey (Republic of) 5.875% 6/26/2031	1,170	963
	Turkey (Republic of) 4.875% 4/16/2043	400	261
	Turkey (Republic of) 5.75% 5/11/2047	2,005	1,373
	Ukraine 8.994% 2/1/20269	600	134
	Ukraine 7.75% 9/1/20299	2,328	503
	Ukraine 9.75% 11/1/20309	900	187
	Ukraine 7.375% 9/25/20349	2,180	416
	United Mexican States 4.50% 4/22/2029	300	287
	United Mexican States 4.75% 4/27/2032	870	817
	United Mexican States 4.75% 3/8/2044	1,090	884
	United Mexican States 3.75% 4/19/2071	200	125
	United Mexican States, Series M, 7.50% 6/3/2027	MXN20,360	986
	United Mexican States, Series M, 7.75% 5/29/2031	43,000	2,044
	Venezuela (Bolivarian Republic of) 9.00% 5/7/20239	USD1,383	121
	Venezuela (Bolivarian Republic of) 8.25% 10/13/20249	299	26
	Venezuela (Bolivarian Republic of) 7.65% 4/21/20259	129	11
	Venezuela (Bolivarian Republic of) 11.75% 10/21/20269	64	6
	Venezuela (Bolivarian Republic of) 9.25% 9/15/20279	170	16
	Venezuela (Bolivarian Republic of) 9.25% 5/7/20289	319	29
	Venezuela (Bolivarian Republic of) 7.00% 12/1/20189	64	5
	Venezuela (Bolivarian Republic of) 7.75% 10/13/20199	1,149	92
	Venezuela (Bolivarian Republic of) 6.00% 12/9/20209	950	67
	Venezuela (Bolivarian Republic of) 11.95% 8/5/20319	106	10
	Venezuela (Bolivarian Republic of) 12.75% 8/23/20229	85	7
	Venezuela (Bolivarian Republic of) 7.00% 3/31/20389	107	10
			82,039
Corporate bonds, notes & loans 0.51%

Energy	Oleoducto Central SA 4.00% 7/14/20276	255	225
0.17%	Oleoducto Central SA 4.00% 7/14/2027	200	177
	Petrobras Global Finance Co. 6.85% 6/5/2115	314	266
	Petróleos Mexicanos 6.875% 8/4/2026	800	757
	Petróleos Mexicanos 6.49% 1/23/2027	1,670	1,525
	Petróleos Mexicanos 8.75% 6/2/2029	1,105	1,038
	Petróleos Mexicanos 6.70% 2/16/2032	622	490
	Petrorio Luxembourg SARL 6.125% 6/9/2026	200	191
	PTT Exploration and Production PCL 2.993% 1/15/2030	200	174
	Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/20516	630	420
			5,263

American Funds Insurance Series    79

New World Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	Bangkok Bank PCL 3.733% 9/25/2034
0.09%	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)7	USD800	$670
	CMB International Leasing Management, Ltd. 2.75% 8/12/2030	895	687
	HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds
	(5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)6,7	600	516
	Power Financial Corp., Ltd. 6.15% 12/6/2028	432	439
	Power Financial Corp., Ltd. 4.50% 6/18/2029	273	253
	Power Financial Corp., Ltd. 3.35% 5/16/2031	310	258

			2,823

Consumer	Alibaba Group Holding, Ltd. 4.20% 12/6/2047	600	461
discretionary	Alibaba Group Holding, Ltd. 3.15% 2/9/2051	410	256
0.07%	Arcos Dorados BV 6.125% 5/27/2029	450	437
	Meituan Dianping 3.05% 10/28/20306	800	618
	MercadoLibre, Inc. 3.125% 1/14/2031	400	310
	Sands China, Ltd. 4.875% 6/18/2030	220	193

			2,275

Materials	Braskem Idesa SAPI 7.45% 11/15/2029	775	613
0.05%	Braskem Idesa SAPI 7.45% 11/15/20296	300	237
	GC Treasury Center Co., Ltd. 4.40% 3/30/20326	230	204
	Sasol Financing USA, LLC 5.875% 3/27/2024	500	491

			1,545

Utilities	AES Panama Generation Holdings SRL 4.375% 5/31/20306	280	244
0.04%	Empresas Publicas de Medellin ESP 4.25% 7/18/20296	412	328
	Enfragen Energia Sur SA 5.375% 12/30/2030	969	679

			1,251

Communication	Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050	357	238
services	PLDT, Inc. 2.50% 1/23/2031	210	165
0.04%	Tencent Holdings, Ltd. 3.975% 4/11/2029	400	369
	Tencent Holdings, Ltd. 3.24% 6/3/20506	580	368
			1,140

Consumer staples	Marfrig Global Foods SA 3.95% 1/29/2031	320	246
0.02%	NBM US Holdings, Inc. 6.625% 8/6/20293	420	407
			653

Industrials	Mexico City Airport Trust 4.25% 10/31/2026	475	454
0.02%

Health care	Rede D’Or Finance SARL 4.50% 1/22/2030	480	414
0.01%	Total corporate bonds, notes & loans
			15,818

U.S. Treasury bonds & notes 0.09%

U.S. Treasury	U.S. Treasury (3-month U.S. Treasury Bill Yield - 0.015%) 4.383% 1/31/202410,11	2,730	2,729
0.09%	Total bonds, notes & other debt instruments (cost: $123,585,000)
			100,586

80    American Funds Insurance Series
New World Fund (continued)

Short-term securities 5.44%

Value

Shares(000)

Money market investments 5.43%

Capital Group Central Cash Fund 4.31%12,13	1,673,444	$ 167,328

Money market investments purchased with collateral from securities on loan 0.01%

	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%12,14						149,334	150
	Capital Group Central Cash Fund 4.31%12,13,14						862	86
	Invesco Short-Term Investments Trust – Government & Agency Portfolio,
	Institutional Class 4.22%12,14						58,955	59
								295
	Total short-term securities (cost: $167,602,000)
								167,623
	Total investment securities 100.12% (cost: $2,556,012,000)
								3,087,550
	Other assets less liabilities (0.12)%							(3,766)
	Net assets 100.00%
								$3,083,784
Futures contracts

								Value and
								unrealized
								(depreciation)
							Notional	appreciation
					Number of		amount	at 12/31/2022
Contracts				Type	contracts	Expiration	(000)	(000)

2 Year Euro-Schatz Futures				Long	40	March 2023	USD4,514	$ (18)
5 Year U.S. Treasury Note Futures				Short	14	March 2023	(1,511)	3
10 Year Euro-Bund Futures				Short	18	March 2023	(2,561)	126
10 Year Ultra U.S. Treasury Note Futures				Short	43	March 2023	(5,086)	30
30 Year Ultra U.S. Treasury Bond Futures				Long	53	March 2023	7,118	(48)

								$ 93
Forward currency contracts

								Unrealized
	Contract amount							(depreciation)
								appreciation

Currency purchased		Currency sold					Settlement	at 12/31/2022
(000)		(000)			Counterparty		date	(000)

USD	77	EUR	73		Goldman Sachs		1/11/2023	$ (1)
USD	1,484	EUR	1,409		Goldman Sachs		1/12/2023	(25)
EUR	8	USD	9		Barclays Bank PLC		1/13/2023	—4
USD	1,683	EUR	1,593		JPMorgan Chase		1/13/2023	(24)

								$(50)

American Funds Insurance Series    81

New World Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
				Notional	Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)

CDX.EM.38	1.00%	Quarterly	12/20/2027	USD2,230	$131	$129	$2

Investments in affiliates13

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 5.43%
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%12	$216,764	$756,276	$805,673	$(44)	$5	$167,328	$4,331
Money market investments purchased with collateral
from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%12,14	4,255		4,16915			86	—16
Total 5.43%
				$(44)	$5	$167,414	$4,331

Restricted securities3

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

QuintoAndar, Ltd., Series E, preferred shares1,2	5/26/2021	$5,258	$4,267.14%
QuintoAndar, Ltd., Series E-1, preferred shares1,2	12/20/2021	1,716	1,098.04
Getir BV, Series D, preferred shares1,2	5/27/2021	3,500	3,736.12
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	404	407.01
Canva, Inc.1,2	8/26/2021-11/4/2021	656	342.01
Canva, Inc., Series A, noncumulative preferred shares1,2	11/4/2021	58	30.00
Canva, Inc., Series A-3, noncumulative preferred shares1,2	11/4/2021	2	1.00
Total
		$11,594	$9,881.32%

82    American Funds Insurance Series

New World Fund (continued)

1Security did not produce income during the last 12 months.

2Value determined using significant unobservable inputs.

3Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $9,881,000, which represented .32% of the net assets of the fund.

4Amount less than one thousand.

5All or a portion of this security was on loan. The total value of all such securities was $311,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

6Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,603,000, which represented .64% of the net assets of the fund.

7Step bond; coupon rate may change at a later date.

8Index-linked bond whose principal amount moves with a government price index.

9Scheduled interest and/or principal payment was not received.

10All or a portion of this security was pledged as collateral. The total value of pledged collateral was $297,000, which represented .01% of the net assets of the fund.

11Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

12Rate represents the seven-day yield at 12/31/2022.

13Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

14Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

15Represents net activity. Refer to Note 5 for more information on securities lending.

16Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CDI = CREST Depository Interest

CNY = Chinese yuan

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MXN = Mexican pesos

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series    83

Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Common stocks 95.35%			Value
		Shares	(000)

Health care	UnitedHealth Group, Inc.	706,573	$ 374,611
21.99%	Pfizer, Inc.	5,089,889	260,806
	CVS Health Corp.	2,030,283	189,202
	Eli Lilly and Company	436,276	159,607
	Johnson & Johnson	897,185	158,488
	AbbVie, Inc.	926,694	149,763
	AstraZeneca PLC (ADR)	1,747,998	118,514
	Humana, Inc.	211,641	108,400
	Gilead Sciences, Inc.	1,234,157	105,952
	Abbott Laboratories	676,709	74,296
	Cigna Corp.	197,196	65,339
	Elevance Health, Inc.	118,687	60,883
	Danaher Corp.	228,637	60,685
	Bristol-Myers Squibb Company	577,839	41,576
	Novo Nordisk A/S, Class B (ADR)	214,095	28,976
	Zimmer Biomet Holdings, Inc.	179,120	22,838
	Thermo Fisher Scientific, Inc.	38,181	21,026
	Regeneron Pharmaceuticals, Inc.1	25,933	18,710
	Zoetis, Inc., Class A	100,063	14,664
	Roche Holding AG (ADR)	322,207	12,614
	Molina Healthcare, Inc.1	37,656	12,435
	Edwards Lifesciences Corp.1	85,300	6,364
	Baxter International, Inc.	114,187	5,820
	ResMed, Inc.	24,754	5,152

			2,076,721

Information	Broadcom, Inc.	919,032	513,857
technology	Microsoft Corp.	1,830,263	438,934
17.56%	Apple, Inc.	765,754	99,494
	ASML Holding NV (New York registered) (ADR)	157,302	85,950
	Intel Corp.	2,778,330	73,431
	Visa, Inc., Class A	290,482	60,351
	Fidelity National Information Services, Inc.	587,989	39,895
	Motorola Solutions, Inc.	149,004	38,400
	Mastercard, Inc., Class A	110,216	38,325
	SAP SE (ADR)	370,066	38,187
	KLA Corp.	90,564	34,145
	Applied Materials, Inc.	344,981	33,594
	Paychex, Inc.	238,707	27,585
	TE Connectivity, Ltd.	233,588	26,816
	Automatic Data Processing, Inc.	91,188	21,781
	Texas Instruments, Inc.	119,302	19,711
	NetApp, Inc.	285,109	17,124
	Synopsys, Inc.1	47,178	15,064
	Oracle Corp.	116,989	9,563
	QUALCOMM, Inc.	85,889	9,443
	EPAM Systems, Inc.1	21,637	7,091
	Analog Devices, Inc.	28,186	4,623
	Micron Technology, Inc.	74,256	3,711
	Ciena Corp.1	17,550	895
			1,657,970

Financials	Marsh & McLennan Companies, Inc.	1,329,999	220,088
13.67%	JPMorgan Chase & Co.	1,231,233	165,108
	BlackRock, Inc.	152,050	107,747
	Chubb, Ltd.	450,474	99,375
	CME Group, Inc., Class A	530,969	89,288
	Wells Fargo & Company	1,821,863	75,225
	Bank of America Corp.	1,370,945	45,406
	Citizens Financial Group, Inc.	1,109,159	43,668

84    American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Financials	Discover Financial Services	414,920	$ 40,592
(continued)	Intercontinental Exchange, Inc.	394,483	40,470
	Morgan Stanley	458,540	38,985
	S&P Global, Inc.	111,373	37,303
	Capital One Financial Corp.	348,076	32,357
	Blackstone, Inc., nonvoting shares	403,946	29,969
	Apollo Asset Management, Inc.	443,289	28,277
	Nasdaq, Inc.	458,289	28,116
	KKR & Co., Inc.	601,229	27,909
	Goldman Sachs Group, Inc.	78,842	27,073
	Aon PLC, Class A	75,142	22,553
	PNC Financial Services Group, Inc.	130,342	20,586
	Toronto-Dominion Bank2	236,859	15,339
	KeyCorp	770,460	13,422
	Canadian Imperial Bank of Commerce	314,940	12,739
	Arthur J. Gallagher & Co.	56,249	10,605
	Moody’s Corp.	26,105	7,273
	Fifth Third Bancorp	192,883	6,329
	Charles Schwab Corp.	38,738	3,225
	Progressive Corp.	14,654	1,901

			1,290,928

Industrials	Northrop Grumman Corp.	340,603	185,836
11.24%	Lockheed Martin Corp.	220,356	107,201
	Raytheon Technologies Corp.	991,865	100,099
	Caterpillar, Inc.	415,519	99,542
	Norfolk Southern Corp.	312,913	77,108
	CSX Corp.	2,421,254	75,011
	L3Harris Technologies, Inc.	323,116	67,276
	Honeywell International, Inc.	292,363	62,653
	Boeing Company1	256,666	48,892
	Waste Connections, Inc.	206,205	27,335
	Equifax, Inc.	124,702	24,237
	ABB, Ltd. (ADR)	753,846	22,962
	United Parcel Service, Inc., Class B	123,077	21,396
	Robert Half International, Inc.	278,467	20,559
	Union Pacific Corp.	99,249	20,552
	Rockwell Automation	59,498	15,325
	Carrier Global Corp.	317,975	13,117
	Huntington Ingalls Industries, Inc.	47,307	10,913
	PACCAR, Inc.	108,835	10,771
	Republic Services, Inc.	78,273	10,096
	Johnson Controls International PLC	152,323	9,749
	BAE Systems PLC (ADR)2	212,361	8,950
	HEICO Corp.	56,216	8,637
	Air Lease Corp., Class A	157,245	6,041
	RELX PLC (ADR)	186,041	5,157
	Waste Management, Inc.	11,150	1,749

			1,061,164

Consumer	Home Depot, Inc.	574,803	181,557
discretionary	YUM! Brands, Inc.	682,736	87,445
8.11%	Target Corp.	566,187	84,385
	General Motors Company	1,894,289	63,724
	Darden Restaurants, Inc.	417,284	57,723
	Lennar Corp., Class A	515,314	46,636
	Wynn Resorts, Ltd.1	470,851	38,831
	NIKE, Inc., Class B	321,417	37,609
	TJX Companies, Inc.	469,822	37,398
	Dollar General Corp.	115,057	28,333

American Funds Insurance Series    85

Washington Mutual Investors Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer	D.R. Horton, Inc.	283,590	$ 25,279
discretionary	Starbucks Corp.	247,055	24,508
(continued)	Chipotle Mexican Grill, Inc.1	9,251	12,836
	VF Corp.	440,631	12,166
	Aptiv PLC1	104,868	9,766
	McDonald’s Corp.	21,948	5,784
	Royal Caribbean Cruises, Ltd.1	110,264	5,450
	Polaris, Inc.	52,835	5,336
	Amazon.com, Inc.1	17,265	1,450
			766,216

Consumer staples	Archer Daniels Midland Company	1,568,943	145,676
6.76%	Philip Morris International, Inc.	1,242,650	125,769
	Keurig Dr Pepper, Inc.	1,386,913	49,457
	Kraft Heinz Company	1,133,294	46,136
	Procter & Gamble Company	266,724	40,425
	Reckitt Benckiser Group PLC (ADR)2	2,494,590	35,149
	Nestlé SA (ADR)	289,515	33,393
	General Mills, Inc.	345,460	28,967
	Hormel Foods Corp.	592,388	26,983
	Mondelez International, Inc.	372,276	24,812
	Costco Wholesale Corp.	50,498	23,052
	Church & Dwight Co., Inc.	148,770	11,992
	Walgreens Boots Alliance, Inc.	316,943	11,841
	Unilever PLC (ADR)	182,723	9,200
	British American Tobacco PLC (ADR)	222,076	8,879
	Kimberly-Clark Corp.	55,351	7,514
	Danone (ADR)	694,054	7,298
	Conagra Brands, Inc.	57,435	2,223

			638,766

Energy	Pioneer Natural Resources Company	558,497	127,555
5.90%	Chevron Corp.	509,098	91,378
	ConocoPhillips	757,878	89,430
	Baker Hughes Co., Class A	2,518,351	74,367
	Exxon Mobil Corp.	576,453	63,583
	EOG Resources, Inc.	297,609	38,546
	Canadian Natural Resources, Ltd.	665,647	36,963
	TC Energy Corp.	678,590	27,049
	Enbridge, Inc.	208,235	8,142

			557,013

Communication	Comcast Corp., Class A	6,323,705	221,140
services	Alphabet, Inc., Class C1	732,176	64,966
3.97%	Alphabet, Inc., Class A1	442,820	39,070
	Meta Platforms, Inc., Class A1	262,927	31,641
	Activision Blizzard, Inc.	138,758	10,622
	Electronic Arts, Inc.	36,898	4,508
	Deutsche Telekom AG (ADR)	142,813	2,853

			374,800

Utilities	Constellation Energy Corp.	810,638	69,885
2.63%	Sempra Energy	407,271	62,940
	Entergy Corp.	349,992	39,374
	CMS Energy Corp.	446,368	28,268
	Public Service Enterprise Group, Inc.	235,300	14,417
	NextEra Energy, Inc.	142,120	11,881

86    American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Utilities	Xcel Energy, Inc.	110,238	$7,729
(continued)	Dominion Energy, Inc.	123,750	7,588
	Evergy, Inc.	95,960	6,039

			248,121

Materials	Linde PLC	198,540	64,760
2.24%	Rio Tinto PLC (ADR)	501,584	35,713
	Corteva, Inc.	497,904	29,267
	Air Products and Chemicals, Inc.	64,476	19,875
	LyondellBasell Industries NV	219,873	18,256
	Nucor Corp.	125,314	16,518
	Huntsman Corp.	442,172	12,151
	Albemarle Corp.	55,023	11,932
	H.B. Fuller Co.	49,263	3,528

			212,000

Real estate	Extra Space Storage, Inc. REIT	363,771	53,540
1.28%	American Tower Corp. REIT	109,250	23,146
	Equinix, Inc. REIT	27,909	18,281
	Digital Realty Trust, Inc. REIT	174,296	17,477
	Regency Centers Corp. REIT	115,400	7,212
	Welltower, Inc. REIT	15,517	1,017

			120,673
	Total common stocks (cost: $7,295,957,000)
			9,004,372
Convertible stocks 0.35%

Health care	Becton, Dickinson and Company, Series B, convertible preferred shares,
0.20%	6.00% 6/1/2023	197,800	9,906
	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/20232	6,821	9,253
			19,159

Utilities	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	90,700	4,552
0.08%	American Electric Power Company, Inc., convertible preferred units,
	6.125% 8/15/2023	56,400	2,909

			7,461

Financials	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	113,300	6,487
0.07%	Total convertible stocks (cost: $33,103,000)
			33,107

Short-term securities 4.19%

Money market investments 4.07%

	Capital Group Central Cash Fund 4.31%3,4	3,847,079	384,669

American Funds Insurance Series    87

Washington Mutual Investors Fund (continued)

Short-term securities (continued)							Value
					Shares		(000)

Money market investments purchased with collateral from securities on loan 0.12%

Capital Group Central Cash Fund 4.31%3,4,5					63,391		$6,338
State Street Institutional U.S. Government Money Market Fund,
Institutional Class 4.09%3,5					2,494,000		2,494
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%3,5					1,460,582		1,461
Invesco Short-Term Investments Trust – Government & Agency Portfolio,
Institutional Class 4.22%3,5					1,324,956		1,325
							11,618
Total short-term securities (cost: $396,237,000)
							396,287
Total investment securities 99.89% (cost: $7,725,297,000)
							9,433,766
Other assets less liabilities 0.11%							9,934
Net assets 100.00%
						$9,443,700
Investments in affiliates4

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 4.14%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%3	$321,870	$1,392,905	$1,330,045	$(71)	$10	$384,669	$6,762
Money market investments purchased with collateral
from securities on loan 0.07%
Capital Group Central Cash Fund 4.31%3,5	9,273		2,9356			6,338	—7
Total 4.14%
				$(71)	$10	$391,007	$6,762

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $12,432,000, which represented .13% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Rate represents the seven-day yield at 12/31/2022.

4Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

5Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

6Represents net activity. Refer to Note 5 for more information on securities lending.

7Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

88    American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 95.23%			Value
		Shares	(000)

Information	Broadcom, Inc.	91,368	$ 51,087
technology	Microsoft Corp.	200,685	48,128
15.74%	Taiwan Semiconductor Manufacturing Company, Ltd.	2,403,800	35,035
	ASML Holding NV	48,522	26,265
	Apple, Inc.	111,767	14,522
	EPAM Systems, Inc.1	37,912	12,425
	Tokyo Electron, Ltd.	35,800	10,635
	Capgemini SE	47,477	7,963
	Micron Technology, Inc.	141,746	7,085
	Accenture PLC, Class A	24,538	6,548
	Mastercard, Inc., Class A	15,969	5,553
	Logitech International SA	65,146	4,043
	NVIDIA Corp.	25,359	3,706
	Delta Electronics, Inc.	337,000	3,139
	Keyence Corp.	7,600	2,975
	Hexagon AB, Class B	260,158	2,735
	Ceridian HCM Holding, Inc.1	38,252	2,454
	Shopify, Inc., Class A, subordinate voting shares1	69,098	2,398
	OBIC Co., Ltd.	16,200	2,395
	Applied Materials, Inc.	23,343	2,273
	Synopsys, Inc.1	6,800	2,171
	MediaTek, Inc.	93,000	1,889
	Worldline SA, non-registered shares1	44,297	1,729
	TE Connectivity, Ltd.	13,147	1,509
	Lasertec Corp.	8,872	1,474
	Fujitsu, Ltd.	11,000	1,457
	SK hynix, Inc.	22,772	1,371
	ServiceNow, Inc.1	3,191	1,239
	Oracle Corp.	15,041	1,229
	Disco Corp.	3,900	1,121
	GlobalWafers Co., Ltd.	71,000	986
	Snowflake, Inc., Class A1	5,882	844
	Zscaler, Inc.1	7,066	791
	Infosys, Ltd.	41,700	755
	Nomura Research Institute, Ltd.	28,600	680
	SS&C Technologies Holdings, Inc.	10,174	530
	PagSeguro Digital, Ltd., Class A1	22,705	198
	Wolfspeed, Inc.1	1,813	125
	Fidelity National Information Services, Inc.	1,708	116

			271,578

Health care	UnitedHealth Group, Inc.	74,724	39,617
15.17%	Abbott Laboratories	241,728	26,539
	Eli Lilly and Company	58,184	21,286
	Gilead Sciences, Inc.	178,860	15,355
	AstraZeneca PLC	104,122	14,131
	Pfizer, Inc.	261,843	13,417
	Novo Nordisk A/S, Class B	84,097	11,387
	Thermo Fisher Scientific, Inc.	20,658	11,376
	Daiichi Sankyo Company, Ltd.	344,500	11,040
	Centene Corp.1	118,976	9,757
	Novartis AG	96,113	8,706
	Siemens Healthineers AG	144,724	7,240
	Stryker Corp.	28,725	7,023
	AbbVie, Inc.	34,990	5,655
	Amgen, Inc.	18,534	4,868
	Takeda Pharmaceutical Company, Ltd.	146,400	4,573
	CVS Health Corp.	47,511	4,428
	Olympus Corp.	213,300	3,770
	Medtronic PLC	42,451	3,299
	Vertex Pharmaceuticals, Inc.1	10,220	2,951

American Funds Insurance Series    89

Capital World Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Health care	ResMed, Inc.	13,349	$ 2,778
(continued)	Shionogi & Co., Ltd.	52,400	2,607
	Insulet Corp.1	8,552	2,518
	PerkinElmer, Inc.	17,633	2,472
	Carl Zeiss Meditec AG, non-registered shares	19,475	2,458
	Bayer AG	46,783	2,416
	EssilorLuxottica	12,616	2,297
	DexCom, Inc.1	19,845	2,247
	Cigna Corp.	6,618	2,193
	Intuitive Surgical, Inc.1	7,213	1,914
	Zoetis, Inc., Class A	11,180	1,638
	CSL, Ltd.	8,133	1,586
	Alcon, Inc.	21,412	1,471
	Rede D’Or Sao Luiz SA	255,608	1,432
	BioNTech SE (ADR)	8,468	1,272
	Guardant Health, Inc.1	32,188	876
	Eurofins Scientific SE, non-registered shares	12,151	875
	Penumbra, Inc.1	3,640	810
	Catalent, Inc.1	13,075	588
	Molina Healthcare, Inc.1	1,089	360
	Agilon Health, Inc.1	19,961	322
	HOYA Corp.	1,300	126
	EUROAPI1	2,830	42
			261,716

Financials	Zurich Insurance Group AG	40,892	19,541
12.95%	AIA Group, Ltd.	1,331,999	14,675
	Kotak Mahindra Bank, Ltd.	641,387	14,112
	Toronto-Dominion Bank (CAD denominated)	196,293	12,710
	JPMorgan Chase & Co.	73,488	9,855
	HDFC Bank, Ltd.	379,442	7,470
	HDFC Bank, Ltd. (ADR)	14,868	1,017
	B3 SA-Brasil, Bolsa, Balcao	3,320,838	8,309
	DNB Bank ASA	401,356	7,946
	Ping An Insurance (Group) Company of China, Ltd., Class H	1,071,500	7,072
	Ping An Insurance (Group) Company of China, Ltd., Class A	23,000	156
	Nasdaq, Inc.	110,650	6,788
	PNC Financial Services Group, Inc.	39,710	6,272
	Wells Fargo & Company	142,901	5,900
	Morgan Stanley	64,543	5,487
	Chubb, Ltd.	23,142	5,105
	ING Groep NV	395,598	4,827
	American International Group, Inc.	75,453	4,772
	Aon PLC, Class A	15,659	4,700
	HDFC Life Insurance Company, Ltd.	681,398	4,651
	CME Group, Inc., Class A	27,577	4,637
	Discover Financial Services	44,649	4,368
	DBS Group Holdings, Ltd.	167,200	4,233
	Blackstone, Inc., nonvoting shares	54,273	4,027
	Intercontinental Exchange, Inc.	35,038	3,595
	KBC Groep NV	54,921	3,526
	S&P Global, Inc.	8,773	2,938
	Citigroup, Inc.	60,832	2,751
	FinecoBank SpA	153,752	2,562
	Israel Discount Bank Ltd., Class A	471,720	2,479
	Fairfax Financial Holdings, Ltd., subordinate voting shares	4,135	2,449
	AXA SA	80,016	2,230
	BNP Paribas SA	35,889	2,042
	ICICI Bank, Ltd.	188,346	2,019
	Apollo Asset Management, Inc.	31,437	2,005
	Banco Santander, SA	631,521	1,891

90    American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Financials	National Bank of Canada	26,966	$ 1,817
(continued)	Arthur J. Gallagher & Co.	9,509	1,793
	Fifth Third Bancorp	48,163	1,580
	Goldman Sachs Group, Inc.	4,548	1,562
	Power Corporation of Canada, subordinate voting shares2	63,342	1,490
	Blue Owl Capital, Inc., Class A	136,448	1,446
	Macquarie Group, Ltd.	12,033	1,366
	XP, Inc., Class A1	86,047	1,320
	Postal Savings Bank of China Co., Ltd., Class H	2,121,000	1,310
	United Overseas Bank, Ltd.	54,800	1,257
	Marsh & McLennan Companies, Inc.	7,341	1,215
	Bajaj Finance, Ltd.	15,022	1,189
	China Merchants Bank Co., Ltd., Class H	130,403	723
	China Merchants Bank Co., Ltd., Class A	86,187	462
	Axis Bank, Ltd.	100,962	1,135
	Hong Kong Exchanges and Clearing, Ltd.	25,200	1,089
	Tryg A/S	45,292	1,074
	East Money Information Co., Ltd., Class A	379,800	1,061
	Aegon NV	196,376	996
	Lufax Holding, Ltd. (ADR)	180,760	351
	Sberbank of Russia PJSC1,3	3,196,952	—4
			223,353

Industrials	Airbus SE, non-registered shares	165,602	19,690
12.59%	General Electric Co.	226,107	18,945
	BAE Systems PLC	1,376,080	14,222
	Raytheon Technologies Corp.	121,846	12,297
	Carrier Global Corp.	262,272	10,819
	Recruit Holdings Co., Ltd.	317,150	10,087
	Safran SA	80,040	10,002
	Lockheed Martin Corp.	20,070	9,764
	Deere & Company	21,851	9,369
	Siemens AG	59,301	8,230
	Caterpillar, Inc.	31,794	7,617
	Boeing Company1	39,550	7,534
	CSX Corp.	174,517	5,406
	L3Harris Technologies, Inc.	25,925	5,398
	Mitsui & Co., Ltd.	152,400	4,431
	LIXIL Corp.	288,000	4,389
	Melrose Industries PLC	2,436,274	3,961
	RELX PLC	119,741	3,318
	RELX PLC (ADR)	15,132	419
	TransDigm Group, Inc.	5,844	3,680
	Bureau Veritas SA	137,541	3,620
	Johnson Controls International PLC	55,085	3,525
	Daikin Industries, Ltd.	19,600	3,015
	Brenntag SE	39,862	2,549
	Compagnie de Saint-Gobain SA, non-registered shares	51,704	2,538
	Canadian Pacific Railway, Ltd.	31,797	2,372
	Legrand SA	28,600	2,303
	Bunzl PLC	68,998	2,303
	ASSA ABLOY AB, Class B	104,956	2,258
	Northrop Grumman Corp.	3,877	2,115
	Schneider Electric SE	13,179	1,853
	Thales SA	14,244	1,821
	Waste Connections, Inc.	13,211	1,751
	BayCurrent Consulting, Inc.	54,200	1,695
	Rockwell Automation	6,529	1,682
	VINCI SA	15,814	1,579
	Rentokil Initial PLC	256,104	1,574
	Nidec Corp.	22,100	1,151

American Funds Insurance Series    91

Capital World Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Industrials	SMC Corp.	2,700	$ 1,143
(continued)	AB Volvo, Class B	62,128	1,125
	MTU Aero Engines AG	5,108	1,106
	Atlas Copco AB, Class B	89,617	957
	Adecco Group AG	28,154	926
	ManpowerGroup, Inc.	11,115	925
	Larsen & Toubro, Ltd.	35,295	888
	International Consolidated Airlines Group SA (CDI)1,2	287,033	427
	Honeywell International, Inc.	1,401	300
	Deutsche Post AG	3,901	147

			217,226

Consumer	LVMH Moët Hennessy-Louis Vuitton SE	40,590	29,488
discretionary	Home Depot, Inc.	63,297	19,993
9.00%	General Motors Company	304,882	10,256
	Amazon.com, Inc.1	98,471	8,272
	Booking Holdings, Inc.1	3,555	7,164
	Flutter Entertainment PLC1	45,621	6,251
	Restaurant Brands International, Inc.	44,121	2,853
	Restaurant Brands International, Inc. (CAD denominated)	43,454	2,811
	Cie. Financière Richemont SA, Class A	40,890	5,291
	Sony Group Corp.	66,800	5,094
	Dollar Tree Stores, Inc.1	33,180	4,693
	Marriott International, Inc., Class A	29,974	4,463
	Lennar Corp., Class A	39,345	3,561
	Target Corp.	22,747	3,390
	Industria de Diseño Textil, SA	117,969	3,141
	Sands China, Ltd.1	935,200	3,098
	Shimano, Inc.	19,200	3,059
	Chipotle Mexican Grill, Inc.1	2,122	2,944
	Evolution AB	25,292	2,470
	Rivian Automotive, Inc., Class A1	126,108	2,324
	NIKE, Inc., Class B	19,311	2,260
	Pan Pacific International Holdings Corp.	119,900	2,226
	YUM! Brands, Inc.	16,678	2,136
	Astra International Tbk PT	5,716,600	2,083
	InterContinental Hotels Group PLC	34,581	1,991
	Darden Restaurants, Inc.	14,208	1,965
	Stellantis NV	128,257	1,818
	JD.com, Inc., Class A	52,947	1,488
	Tesla, Inc.1	12,036	1,483
	Midea Group Co., Ltd., Class A	194,700	1,446
	Li Ning Co., Ltd.	163,000	1,399
	Kindred Group PLC (SDR)	127,475	1,331
	Wynn Macau, Ltd.1	826,400	921
	Royal Caribbean Cruises, Ltd.1	17,446	862
	Aristocrat Leisure, Ltd.	39,792	822
	Entain PLC	17,337	278
	Hermès International	105	162

			155,287

Consumer staples	Philip Morris International, Inc.	309,980	31,373
7.57%	Nestlé SA	110,820	12,798
	Keurig Dr Pepper, Inc.	316,125	11,273
	British American Tobacco PLC	243,321	9,654
	Kroger Co.	171,853	7,661
	Kweichow Moutai Co., Ltd., Class A	28,600	7,077
	Ocado Group PLC1	898,794	6,764
	Imperial Brands PLC	257,311	6,429
	Seven & i Holdings Co., Ltd.	137,500	5,882

92    American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer staples	Bunge, Ltd.	52,225	$ 5,210
(continued)	Ajinomoto Co., Inc.	131,100	3,997
	Danone SA	68,733	3,621
	Arca Continental, SAB de CV	432,054	3,509
	Treasury Wine Estates, Ltd.	365,056	3,373
	Varun Beverages, Ltd.	177,457	2,825
	Altria Group, Inc.	56,773	2,595
	ITC, Ltd.	565,239	2,266
	Constellation Brands, Inc., Class A	9,208	2,134
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	307,600	1,368
	Essity Aktiebolag, Class B	31,422	825

			130,634

Materials	Vale SA, ordinary nominative shares	1,606,974	27,052
7.02%	Vale SA (ADR), ordinary nominative shares	880,043	14,934
	Fortescue Metals Group, Ltd.	1,251,957	17,454
	Rio Tinto PLC	167,527	11,755
	Freeport-McMoRan, Inc.	262,321	9,968
	Linde PLC	21,113	6,887
	Shin-Etsu Chemical Co., Ltd.	39,100	4,764
	BHP Group, Ltd. (CDI)	116,082	3,579
	Air Products and Chemicals, Inc.	8,996	2,773
	Albemarle Corp.	11,198	2,428
	CRH PLC	60,032	2,377
	Air Liquide SA, bonus shares1	8,561	1,218
	Air Liquide SA, non-registered shares	7,503	1,067
	Barrick Gold Corp. (CAD denominated)	121,716	2,086
	Dow, Inc.	40,669	2,049
	Akzo Nobel NV	29,669	1,980
	Glencore PLC	279,444	1,869
	Amcor PLC (CDI)	147,168	1,764
	Evonik Industries AG	82,596	1,586
	First Quantum Minerals, Ltd.	70,833	1,480
	HeidelbergCement AG	25,414	1,449
	Lynas Rare Earths, Ltd.1	121,178	643
			121,162

Energy	Canadian Natural Resources, Ltd. (CAD denominated)2	429,516	23,852
6.30%	Baker Hughes Co., Class A	428,998	12,668
	TotalEnergies SE	178,299	11,129
	EOG Resources, Inc.	74,135	9,602
	Tourmaline Oil Corp.	123,757	6,244
	BP PLC	932,803	5,424
	Reliance Industries, Ltd.	147,765	4,533
	Cameco Corp. (CAD denominated)	147,245	3,337
	Cameco Corp.	46,300	1,050
	Shell PLC (GBP denominated)	149,201	4,240
	Cenovus Energy, Inc. (CAD denominated)	206,756	4,011
	Woodside Energy Group, Ltd.	119,566	2,893
	Woodside Energy Group, Ltd. (CDI)	37,610	908
	ConocoPhillips	29,431	3,473
	Aker BP ASA	101,330	3,159
	TC Energy Corp. (CAD denominated)	76,353	3,044
	Suncor Energy, Inc.	84,173	2,670
	Var Energi ASA	735,288	2,537
	Exxon Mobil Corp.	18,586	2,050
	Halliburton Company	44,744	1,761
	Gazprom PJSC3	2,248,304	—4
			108,585

American Funds Insurance Series    93

Capital World Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Communication	Alphabet, Inc., Class C1	185,056	$ 16,420
services	Alphabet, Inc., Class A1	90,146	7,954
4.97%	Netflix, Inc.1	30,480	8,988
	Comcast Corp., Class A	225,329	7,880
	SoftBank Corp.	536,785	6,069
	NetEase, Inc.	348,000	5,073
	Publicis Groupe SA	78,301	4,972
	Meta Platforms, Inc., Class A1	38,469	4,629
	Sea, Ltd., Class A (ADR)1	85,765	4,462
	Universal Music Group NV	148,872	3,594
	Bharti Airtel, Ltd.	357,140	3,472
	Bharti Airtel, Ltd., interim shares	13,994	73
	Deutsche Telekom AG1	161,959	3,230
	Singapore Telecommunications, Ltd.	1,510,800	2,901
	Omnicom Group, Inc.	21,678	1,768
	Nippon Telegraph and Telephone Corp.	53,400	1,524
	Tencent Holdings, Ltd.	34,300	1,458
	Take-Two Interactive Software, Inc.1	12,130	1,263
	Yandex NV, Class A1,3	151,598	—4
			85,730

Utilities	DTE Energy Company	51,844	6,093
2.91%	Iberdrola, SA, non-registered shares	502,226	5,875
	PG&E Corp.1	322,958	5,251
	NextEra Energy, Inc.	55,877	4,671
	E.ON SE	439,329	4,385
	China Resources Gas Group, Ltd.	1,106,532	4,121
	Engie SA	236,678	3,390
	Engie SA, bonus shares	41,586	596
	Edison International	52,162	3,318
	Enel SpA	583,497	3,138
	Exelon Corp.	59,727	2,582
	Power Grid Corporation of India, Ltd.	862,367	2,220
	AES Corp.	47,865	1,377
	Endesa, SA	67,522	1,274
	Constellation Energy Corp.	12,539	1,081
	Public Service Enterprise Group, Inc.	14,569	893

			50,265

Real estate	Crown Castle, Inc. REIT	39,469	5,353
1.01%	Longfor Group Holdings, Ltd.	866,238	2,655
	American Tower Corp. REIT	12,107	2,565
	China Resources Mixc Lifestyle Services, Ltd.	358,800	1,823
	W. P. Carey, Inc. REIT	22,705	1,774
	Americold Realty Trust, Inc. REIT	62,231	1,762
	Sun Hung Kai Properties, Ltd.	70,500	965
	Iron Mountain, Inc. REIT	11,618	579

			17,476
	Total common stocks (cost: $1,368,680,000)
			1,643,012
Preferred securities 0.16%

Consumer	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares1	19,788	2,007
discretionary

0.12%

94    American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Preferred securities (continued)				Value
			Shares	(000)

Health care	Grifols, SA, Class B, nonvoting non-registered preferred shares1		59,790	$ 505
0.03%

Financials	Fannie Mae, Series S, 8.25% noncumulative preferred shares1		58,870	138
0.01%	Federal Home Loan Mortgage Corp., Series Z,
	8.375% noncumulative preferred shares1		61,516	125
				263
	Total preferred securities (cost: $3,231,000)
				2,775
Convertible bonds & notes 0.05%			Principal amount

			(000)

Communication	Sea, Ltd., convertible notes, 2.375% 12/1/2025		USD952	940
services	Total convertible bonds & notes (cost: $2,437,000)
				940
0.05%

Bonds, notes & other debt instruments 0.35%

Corporate bonds, notes & loans 0.29%

Health care	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		1,600	1,572
0.15%	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		1,100	964

				2,536

Consumer	Royal Caribbean Cruises, Ltd. 11.50% 6/1/20255		647	695
discretionary	Royal Caribbean Cruises, Ltd. 5.50% 4/1/20285		390	312
0.07%	Royal Caribbean Cruises, Ltd. 8.25% 1/15/20295		151	152
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/20295		125	129
				1,288

Energy	TransCanada PipeLines, Ltd. 5.10% 3/15/2049		800	729
0.04%

Financials	Lloyds Banking Group PLC 3.369% 12/14/20466		709	462
0.03%	Total corporate bonds, notes & loans
				5,015

Bonds & notes of governments & government agencies outside the U.S. 0.06%

	United Mexican States, Series M, 8.00% 12/7/2023		MXN20,000	1,001
	Total bonds, notes & other debt instruments (cost: $6,581,000)
				6,016
		Weighted

Short-term securities 4.42%		average yield
		at acquisition

Commercial paper 4.04%

	DBS Bank, Ltd. 1/5/20235	3.640%	USD37,100	37,073
	DNB Bank ASA 3/2/20235	4.273	33,000	32,755
				69,828

American Funds Insurance Series    95

Capital World Growth and Income Fund (continued)

Short-term securities (continued)							Value
					Shares		(000)

Money market investments purchased with collateral from securities on loan 0.34%

Invesco Short-Term Investments Trust – Government & Agency Portfolio,
Institutional Class 4.22%7,8					2,893,689		$2,894
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%7,8					2,827,563		2,827
Capital Group Central Cash Fund 4.31%7,8,9					1,112		111
							5,832

Money market investments 0.04%

Capital Group Central Cash Fund 4.31%7,9					6,929		693
Total short-term securities (cost: $76,365,000)							76,353
Total investment securities 100.21% (cost: $1,457,294,000)
							1,729,096
Other assets less liabilities (0.21)%							(3,698)
Net assets 100.00%
						$1,725,398
Investments in affiliates9

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	gain	depreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 0.05%
Money market investments purchased with collateral
from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%7,8	$ 293	$	$18210	$		$$111	$—11
Money market investments 0.04%
Capital Group Central Cash Fund 4.31%7	12,989	493,820	506,123	8	(1)	693	1,469
Total 0.05%
				$8	$(1)	$804	$1,469

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $6,155,000, which represented .36% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Value determined using significant unobservable inputs.

4Amount less than one thousand.

5Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $71,116,000, which represented 4.12% of the net assets of the fund.

6Step bond; coupon rate may change at a later date.

7Rate represents the seven-day yield at 12/31/2022.

8Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

9Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended. 10Represents net activity. Refer to Note 5 for more information on securities lending.

11Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations
ADR = American Depositary Receipts	GBP = British pounds	SDR = Swedish Depositary Receipts
CAD = Canadian dollars	MXN = Mexican pesos	USD = U.S. dollars
CDI = CREST Depository Interest	REIT = Real Estate Investment Trust
Refer to the notes to financial statements.

96    American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2022

Common stocks 91.48%			Value
		Shares	(000)

Information	Microsoft Corp.	7,759,381	$1,860,855
technology	Broadcom, Inc.	2,430,747	1,359,104
20.19%	Mastercard, Inc., Class A	1,487,948	517,404
	Apple, Inc.	2,169,231	281,848
	Visa, Inc., Class A	1,346,541	279,757
	ASML Holding NV	215,068	116,417
	ASML Holding NV (New York registered) (ADR)	137,293	75,017
	Taiwan Semiconductor Manufacturing Company, Ltd.	12,123,000	176,689
	Automatic Data Processing, Inc.	718,796	171,692
	Fidelity National Information Services, Inc.	2,472,310	167,746
	Accenture PLC, Class A	625,335	166,864
	Applied Materials, Inc.	1,686,100	164,192
	Concentrix Corp.	904,367	120,426
	Micron Technology, Inc.	2,363,454	118,125
	ServiceNow, Inc.1	294,412	114,311
	GoDaddy, Inc., Class A1	1,402,444	104,931
	Global Payments, Inc.	973,628	96,701
	FleetCor Technologies, Inc.1	420,507	77,239
	Analog Devices, Inc.	398,402	65,350
	QUALCOMM, Inc.	564,911	62,106
	Fiserv, Inc.1	536,700	54,244
	Texas Instruments, Inc.	309,811	51,187
	Adobe, Inc.1	143,116	48,163
	TELUS International (Cda), Inc., subordinate voting shares1	2,302,991	45,576
	KLA Corp.	116,000	43,736
	MKS Instruments, Inc.	481,000	40,755
	Cognizant Technology Solutions Corp., Class A	682,850	39,052
	NVIDIA Corp.	239,765	35,039
	Snowflake, Inc., Class A1	225,042	32,303
	Datadog, Inc., Class A1	365,800	26,886
	Intel Corp.	1,000,000	26,430
	Ceridian HCM Holding, Inc.1	350,352	22,475
	Trimble, Inc.1	443,800	22,439
	Lam Research Corp.	50,039	21,031
	Dye & Durham, Ltd.2	1,322,100	16,023
	Paychex, Inc.	127,131	14,691
	VeriSign, Inc.1	61,000	12,532
	Atlassian Corp., Class A1	52,744	6,787
	Euronet Worldwide, Inc.1	27,800	2,624
			6,658,747

Industrials	Raytheon Technologies Corp.	7,634,279	770,451
14.17%	General Electric Co.	6,238,229	522,701
	Northrop Grumman Corp.	633,267	345,517
	TFI International, Inc.	2,669,105	267,551
	Carrier Global Corp.	5,549,584	228,920
	TransDigm Group, Inc.	340,571	214,441
	Woodward, Inc.	2,204,500	212,977
	General Dynamics Corp.	848,975	210,639
	Airbus SE, non-registered shares	1,617,590	192,335
	Waste Connections, Inc.	1,425,463	188,959
	L3Harris Technologies, Inc.	840,290	174,957
	Old Dominion Freight Line, Inc.	525,000	148,985
	BWX Technologies, Inc.	2,159,505	125,424
	Norfolk Southern Corp.	482,759	118,962
	United Rentals, Inc.1	296,000	105,204
	ITT, Inc.	1,244,379	100,919
	Waste Management, Inc.	625,300	98,097
	Equifax, Inc.	490,008	95,238
	Air Lease Corp., Class A	2,097,300	80,578
	Honeywell International, Inc.	364,682	78,151

American Funds Insurance Series    97

Growth-Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Industrials	Fortive Corp.	1,085,000	$ 69,711
(continued)	United Airlines Holdings, Inc.1	1,810,598	68,260
	Safran SA	539,713	67,444
	Lockheed Martin Corp.	110,000	53,514
	GFL Environmental, Inc., subordinate voting shares	1,600,000	46,768
	CSX Corp.	1,171,873	36,305
	Otis Worldwide Corp.	268,100	20,995
	Fastenal Co.	379,747	17,970
	Boeing Company1	62,500	11,906
			4,673,879

Health care	UnitedHealth Group, Inc.	2,035,435	1,079,147
13.30%	Abbott Laboratories	6,014,324	660,313
	AbbVie, Inc.	3,742,689	604,856
	Novo Nordisk A/S, Class B	2,431,449	329,218
	Humana, Inc.	487,426	249,655
	AstraZeneca PLC	1,209,323	164,124
	AstraZeneca PLC (ADR)	721,200	48,897
	Elevance Health, Inc.	366,614	188,062
	Thermo Fisher Scientific, Inc.	265,602	146,264
	Bristol-Myers Squibb Company	1,994,278	143,488
	Eli Lilly and Company	360,974	132,059
	Pfizer, Inc.	2,180,169	111,712
	PerkinElmer, Inc.	769,600	107,913
	Seagen, Inc.1	654,515	84,112
	Horizon Therapeutics PLC1	421,815	48,002
	Zoetis, Inc., Class A	305,121	44,715
	Tandem Diabetes Care, Inc.1	910,186	40,913
	Stryker Corp.	148,897	36,404
	Medtronic PLC	413,597	32,145
	Roche Holding AG, nonvoting non-registered shares	85,502	26,870
	Penumbra, Inc.1	117,381	26,113
	Edwards Lifesciences Corp.1	317,059	23,656
	Zimmer Biomet Holdings, Inc.	171,174	21,825
	Takeda Pharmaceutical Company, Ltd.	464,600	14,511
	NovoCure, Ltd.1	193,600	14,200
	Vir Biotechnology, Inc.1	258,400	6,540
			4,385,714

Financials	JPMorgan Chase & Co.	3,394,830	455,247
8.78%	Chubb, Ltd.	1,451,726	320,251
	Marsh & McLennan Companies, Inc.	1,709,201	282,839
	Arthur J. Gallagher & Co.	1,189,650	224,297
	Nasdaq, Inc.	2,761,260	169,403
	BlackRock, Inc.	202,957	143,821
	Morgan Stanley	1,592,297	135,377
	Aon PLC, Class A	442,013	132,666
	B3 SA-Brasil, Bolsa, Balcao	39,829,500	99,654
	Berkshire Hathaway, Inc., Class B1	285,000	88,037
	State Street Corp.	1,077,260	83,563
	Webster Financial Corp.	1,701,139	80,532
	American International Group, Inc.	1,272,230	80,456
	Signature Bank	669,947	77,191
	S&P Global, Inc.	228,138	76,413
	Moody’s Corp.	216,306	60,267
	Power Corporation of Canada, subordinate voting shares2	2,293,100	53,940
	Wells Fargo & Company	1,298,041	53,596
	Blue Owl Capital, Inc., Class A	4,749,165	50,341
	MSCI, Inc.	98,300	45,726
	TPG, Inc., Class A	1,347,552	37,502

98    American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Financials	LPL Financial Holdings, Inc.	169,900	$ 36,727
(continued)	Western Alliance Bancorporation	486,936	29,002
	Citizens Financial Group, Inc.	728,750	28,691
	Bank of America Corp.	791,332	26,209
	PNC Financial Services Group, Inc.	152,679	24,114
	CME Group, Inc., Class A	5,500	925

			2,896,787

Consumer	Amazon.com, Inc.1	5,804,151	487,549
discretionary	General Motors Company	8,736,000	293,879
7.82%	Dollar Tree Stores, Inc.1	1,279,006	180,903
	Home Depot, Inc.	551,165	174,091
	Hilton Worldwide Holdings, Inc.	1,177,320	148,766
	Royal Caribbean Cruises, Ltd.1	2,958,586	146,243
	Wyndham Hotels & Resorts, Inc.	1,842,940	131,420
	D.R. Horton, Inc.	1,325,599	118,164
	Chipotle Mexican Grill, Inc.1	70,670	98,054
	Burlington Stores, Inc.1	399,428	80,988
	InterContinental Hotels Group PLC	1,396,700	80,392
	Starbucks Corp.	767,500	76,136
	NIKE, Inc., Class B	629,740	73,686
	Dollar General Corp.	291,102	71,684
	Lear Corp.	569,068	70,576
	Kering SA	101,695	52,046
	Aptiv PLC1	447,289	41,656
	Darden Restaurants, Inc.	296,000	40,946
	CarMax, Inc.1	650,000	39,578
	Churchill Downs, Inc.	185,426	39,205
	Airbnb, Inc., Class A1	350,000	29,925
	Norwegian Cruise Line Holdings, Ltd.1	2,177,187	26,649
	YUM! Brands, Inc.	196,630	25,184
	NVR, Inc.1	5,298	24,437
	Rivian Automotive, Inc., Class A1	1,071,576	19,749
	McDonald’s Corp.	25,000	6,588

			2,578,494

Communication	Alphabet, Inc., Class C1	5,068,984	449,771
services	Alphabet, Inc., Class A1	4,841,135	427,133
7.52%	Netflix, Inc.1	1,812,523	534,477
	Comcast Corp., Class A	11,970,266	418,600
	Meta Platforms, Inc., Class A1	3,113,843	374,720
	Charter Communications, Inc., Class A1	378,097	128,213
	Electronic Arts, Inc.	843,700	103,083
	T-Mobile US, Inc.1	181,772	25,448
	Take-Two Interactive Software, Inc.1	178,984	18,638
			2,480,083

Consumer staples	Philip Morris International, Inc.	6,790,089	687,225
5.80%	British American Tobacco PLC	9,433,859	374,286
	Keurig Dr Pepper, Inc.	6,469,367	230,698
	General Mills, Inc.	1,378,800	115,612
	Mondelez International, Inc.	1,506,161	100,386
	Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	83,478
	Anheuser-Busch InBev SA/NV	1,339,531	80,530
	Archer Daniels Midland Company	670,100	62,219
	Constellation Brands, Inc., Class A	237,807	55,112
	Bunge, Ltd.	538,852	53,761

American Funds Insurance Series    99

Growth-Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer staples	Procter & Gamble Company	180,677	$27,383
(continued)	Kraft Heinz Company	567,200	23,091
	Monster Beverage Corp.1	178,560	18,129
			1,911,910

Energy	Chevron Corp.	2,053,300	368,547
4.78%	ConocoPhillips	2,749,013	324,383
	Canadian Natural Resources, Ltd. (CAD denominated)	4,947,114	274,722
	Baker Hughes Co., Class A	7,353,936	217,162
	EOG Resources, Inc.	620,310	80,343
	TC Energy Corp. (CAD denominated)2	1,849,358	73,728
	Exxon Mobil Corp.	660,220	72,822
	Equitrans Midstream Corp.	10,215,807	68,446
	Suncor Energy, Inc.	1,451,133	46,031
	Cheniere Energy, Inc.	238,735	35,801
	Diamondback Energy, Inc.	117,500	16,072

			1,578,057

Utilities	PG&E Corp.1	25,776,996	419,134
4.04%	Edison International	2,689,330	171,095
	Entergy Corp.	1,304,500	146,756
	Constellation Energy Corp.	1,414,838	121,973
	Sempra Energy	690,000	106,633
	CenterPoint Energy, Inc.	2,840,104	85,175
	AES Corp.	2,803,707	80,635
	Enel SpA	12,931,498	69,549
	NextEra Energy, Inc.	585,000	48,906
	DTE Energy Company	401,000	47,129
	CMS Energy Corp.	551,001	34,895

			1,331,880

Materials	Linde PLC	1,122,332	366,082
3.24%	Vale SA (ADR), ordinary nominative shares	5,459,475	92,647
	Vale SA, ordinary nominative shares	3,404,848	57,318
	LyondellBasell Industries NV	1,735,980	144,138
	Albemarle Corp.	540,457	117,204
	Freeport-McMoRan, Inc.	2,382,960	90,553
	Corteva, Inc.	1,405,942	82,641
	ATI, Inc.1	1,769,447	52,836
	Barrick Gold Corp.	2,373,000	40,768
	Sherwin-Williams Company	101,038	23,979

			1,068,166

Real estate	VICI Properties, Inc. REIT	9,124,903	295,647
1.84%	Equinix, Inc. REIT	298,158	195,302
	Crown Castle, Inc. REIT	864,782	117,299

			608,248
	Total common stocks (cost: $19,921,309,000)
			30,171,965
Convertible stocks 0.83%

Health care	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/20232	123,957	168,154
0.51%

100    American Funds Insurance Series
Growth-Income Fund (continued)

Convertible stocks (continued)			Value
		Shares	(000)

Consumer	Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023	420,075	$45,082
discretionary

0.14%

Utilities	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	617,200	30,977
0.09%

Financials	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023
0.09%	Total convertible stocks (cost: $288,316,000)

Bonds, notes & other debt instruments 0.02%

527,700 30,211

274,424

Principal amount (000)

Corporate bonds, notes & loans 0.02%

Industrials	Boeing Company 4.875% 5/1/2025	USD4,706	4,674
0.02%

Consumer	General Motors Financial Co. 4.30% 7/13/2025	160	155
discretionary	General Motors Financial Co. 5.25% 3/1/2026	827	815
0.00%
			970

Energy	Weatherford International, Ltd. 11.00% 12/1/20243	265	272
0.00%	Total corporate bonds, notes & loans
			5,916

	Total bonds, notes & other debt instruments (cost: $5,868,000)
			5,916
Short-term securities 8.45%		Shares

Money market investments 7.77%

	Capital Group Central Cash Fund 4.31%4,5	25,654,468	2,565,190

Money market investments purchased with collateral from securities on loan 0.68%

	Invesco Short-Term Investments Trust – Government & Agency Portfolio,
	Institutional Class 4.22%4,6	92,462,113	92,462
	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%4,6	91,131,298	91,131
	Capital Group Central Cash Fund 4.31%4,5,6	402,344	40,231
			223,824
	Total short-term securities (cost: $2,788,688,000)
			2,789,014
	Total investment securities 100.78% (cost: $23,004,181,000)
			33,241,319
	Other assets less liabilities (0.78)%		(258,352)
	Net assets 100.00%
			$32,982,967

American Funds Insurance Series    101

Growth-Income Fund (continued)

Investments in affiliates5

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 7.89%
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%4	$1,220,761	$5,840,874	$4,496,259	$(316)	$130	$2,565,190	$40,278
Money market investments purchased with collateral
from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%4,6	39,148	1,0837				40,231	—8
Total 7.89%
				$(316)	$130	$2,605,421	$40,278

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $240,456,000, which represented .73% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $272,000, which represented less than .01% of the net assets of the fund.

4Rate represents the seven-day yield at 12/31/2022.

5Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

6Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

7Represents net activity. Refer to Note 5 for more information on securities lending.

8Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

102    American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 96.75%			Value
		Shares	(000)

Financials	AIA Group, Ltd.	408,000	$ 4,495
16.53%	Ping An Insurance (Group) Company of China, Ltd., Class H	643,000	4,244
	AXA SA	114,432	3,189
	Zurich Insurance Group AG	5,399	2,580
	HDFC Bank, Ltd.	118,266	2,328
	Tokio Marine Holdings, Inc.	105,200	2,252
	UniCredit SpA	132,526	1,885
	Toronto-Dominion Bank (CAD denominated)	28,953	1,875
	Société Générale	70,627	1,772
	DNB Bank ASA	78,454	1,553
	Euronext NV	20,312	1,506
	Banco Bilbao Vizcaya Argentaria, SA	216,058	1,305
	Aon PLC, Class A	4,301	1,291
	Hana Financial Group, Inc.	37,354	1,250
	London Stock Exchange Group PLC	12,717	1,097
	Hang Seng Bank, Ltd.	66,200	1,096
	B3 SA-Brasil, Bolsa, Balcao	407,901	1,021
	UBS Group AG	54,178	1,010
	Industrial and Commercial Bank of China, Ltd., Class H	1,959,040	1,009
	Banco Santander, SA	307,795	922
	Resona Holdings, Inc.	167,200	918
	XP, Inc., Class A1	53,223	816
	Prudential PLC	55,866	756
	Erste Group Bank AG	22,556	719
	DBS Group Holdings, Ltd.	26,695	676
	Bank Leumi Le-Israel BM	77,681	648
	Discovery, Ltd.1	88,847	645
	Tryg A/S	25,561	606
	ABN AMRO Bank NV	42,512	587
	HDFC Life Insurance Company, Ltd.	82,955	566
	China Merchants Bank Co., Ltd., Class H	98,500	546
	Kotak Mahindra Bank, Ltd.	23,335	513
	Israel Discount Bank Ltd., Class A	87,914	462
	Banca Generali SpA	13,051	449
	ICICI Bank, Ltd. (ADR)	18,198	398
	Islandsbanki hf.	466,167	394
	Skandinaviska Enskilda Banken AB, Class A	32,490	374
	Brookfield Corp., Class A (CAD denominated)	10,905	343
	Grupo Financiero Banorte, SAB de CV, Series O	41,185	296
	ICICI Securities, Ltd.	45,682	275
	Postal Savings Bank of China Co., Ltd., Class H	437,000	270
	ING Groep NV	21,878	267
	EQT AB	11,659	248
	United Overseas Bank, Ltd.	5,400	124
	AU Small Finance Bank, Ltd.	12,289	97
	Brookfield Asset Management, Ltd., Class A (CAD denominated)1	2,726	78
	Moscow Exchange MICEX-RTS PJSC1,2	346,177	—3
	Sberbank of Russia PJSC1,2	476,388	—3
			49,751

Industrials	Airbus SE, non-registered shares	51,245	6,093
11.96%	BAE Systems PLC	413,069	4,269
	Alliance Global Group, Inc.	7,895,900	1,689
	ABB, Ltd.	50,534	1,539
	Rheinmetall AG	7,314	1,457
	SMC Corp.	3,100	1,312
	Daikin Industries, Ltd.	8,400	1,292
	RELX PLC	46,516	1,289
	Brenntag SE	19,924	1,274
	Bunzl PLC	34,974	1,167
	CCR SA, ordinary nominative shares	565,458	1,159

American Funds Insurance Series    103

International Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Industrials	Ryanair Holdings PLC (ADR)1	13,626	$ 1,019
(continued)	Safran SA	7,664	958
	InPost SA1	109,547	926
	Cathay Pacific Airways, Ltd.1,4	787,000	856
	LIXIL Corp.	50,900	776
	Mitsui & Co., Ltd.	25,200	733
	Waste Connections, Inc. (CAD denominated)	5,192	688
	Experian PLC	17,789	606
	TFI International, Inc. (CAD denominated)	5,936	594
	Techtronic Industries Co., Ltd.	50,500	562
	Caterpillar, Inc.	2,260	541
	BELIMO Holding AG	1,112	531
	Epiroc AB, Class A	19,779	362
	Epiroc AB, Class B	10,197	164
	Canadian Pacific Railway, Ltd. (CAD denominated)	6,837	510
	Interpump Group SpA	9,158	415
	Deutsche Post AG	9,640	363
	Siemens AG	2,589	359
	Nidec Corp.	6,900	359
	DSV A/S	2,161	343
	Japan Airlines Co., Ltd.1	16,500	338
	Adecco Group AG	10,191	335
	Kone OYJ, Class B	5,245	272
	ASSA ABLOY AB, Class B	11,710	252
	Wizz Air Holdings PLC1	9,714	222
	SITC International Holdings Co., Ltd.	79,659	176
	Hitachi, Ltd.	2,400	121
	Polycab India, Ltd.	2,077	64
	Husqvarna AB, Class B	1,503	11

			35,996

Consumer	Evolution AB	44,081	4,305
discretionary	LVMH Moët Hennessy-Louis Vuitton SE	5,830	4,235
11.78%	MGM China Holdings, Ltd.1	2,330,000	2,568
	Renault SA1	75,272	2,508
	Sands China, Ltd.1	568,372	1,883
	Restaurant Brands International, Inc. (CAD denominated)	26,120	1,689
	InterContinental Hotels Group PLC	25,528	1,469
	Wynn Macau, Ltd.1	1,317,200	1,468
	Prosus NV, Class N	19,085	1,310
	Midea Group Co., Ltd., Class A	170,800	1,269
	Galaxy Entertainment Group, Ltd.	184,000	1,218
	Sodexo SA	11,689	1,118
	adidas AG	8,004	1,093
	Li Ning Co., Ltd.	122,500	1,051
	B&M European Value Retail SA	203,086	1,012
	Nitori Holdings Co., Ltd.	6,200	804
	Industria de Diseño Textil, SA	29,903	796
	Paltac Corp.	21,900	767
	Valeo SA, non-registered shares	40,170	716
	Stellantis NV	43,832	621
	OPAP SA	41,296	585
	Entain PLC	33,218	533
	Coupang, Inc., Class A1	32,030	471
	D’Ieteren Group	2,035	392
	Americanas SA, ordinary nominative shares	149,913	274
	Games Workshop Group PLC	2,532	262
	IDP Education, Ltd.	13,164	243
	JD.com, Inc., Class A	7,174	202
	Pan Pacific International Holdings Corp.	9,000	167
	Kering SA	287	147

104    American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer	Balkrishna Industries, Ltd.	4,894	$ 126
discretionary	Dixon Technologies (India), Ltd.	1,902	90
(continued)	MercadoLibre, Inc.1	88	75
			35,467

Consumer staples	British American Tobacco PLC	196,339	7,790
11.46%	Philip Morris International, Inc.	65,119	6,591
	Nestlé SA	26,069	3,011
	Anheuser-Busch InBev SA/NV	40,759	2,450
	Carlsberg A/S, Class B	18,056	2,390
	Kweichow Moutai Co., Ltd., Class A	9,490	2,348
	Pernod Ricard SA	6,241	1,227
	Japan Tobacco, Inc.	58,100	1,175
	Asahi Group Holdings, Ltd.	33,300	1,037
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	77,954	892
	Arca Continental, SAB de CV	108,287	879
	Carrefour SA, non-registered shares	47,224	790
	KT&G Corp.	9,986	722
	Varun Beverages, Ltd.	43,375	691
	Ocado Group PLC1	80,608	607
	Imperial Brands PLC	20,722	518
	L’Oréal SA, non-registered shares	1,190	427
	Reckitt Benckiser Group PLC	5,140	357
	Haleon PLC1	60,392	241
	Danone SA	4,351	229
	Avenue Supermarts, Ltd.1	2,324	114
			34,486

Information	Taiwan Semiconductor Manufacturing Company, Ltd.	517,000	7,535
technology	ASML Holding NV	10,887	5,893
10.82%	Edenred SA	50,178	2,730
	Tokyo Electron, Ltd.	8,300	2,466
	Samsung Electronics Co., Ltd.	41,896	1,848
	MediaTek, Inc.	87,000	1,767
	Broadcom, Inc.	2,678	1,497
	SAP SE	13,056	1,347
	Keyence Corp.	2,700	1,057
	Kingdee International Software Group Co., Ltd.1	444,000	945
	Logitech International SA	14,465	898
	Nokia Corp.	184,789	859
	TDK Corp.	25,500	828
	Capgemini SE	4,791	804
	ASM International NV	2,074	525
	Vanguard International Semiconductor Corp.	186,000	468
	Halma PLC	12,131	290
	Amadeus IT Group SA, Class A, non-registered shares1	4,613	238
	Nice, Ltd. (ADR)1	888	171
	Fujitsu, Ltd.	1,000	132
	eMemory Technology, Inc.	3,000	130
	Nomura Research Institute, Ltd.	5,300	126

			32,554

Health care	AstraZeneca PLC	77,983	10,584
10.34%	Novo Nordisk A/S, Class B	49,782	6,740
	Sanofi	28,623	2,770
	EssilorLuxottica	10,095	1,838
	Siemens Healthineers AG	34,852	1,744
	Bayer AG	32,378	1,672
	GSK PLC	49,438	860

American Funds Insurance Series    105

International Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Health care	Genus PLC	21,154	$ 762
(continued)	Grifols, SA, Class B (ADR)1	88,384	751
	EUROAPI1	39,510	586
	Shionogi & Co., Ltd.	9,600	478
	Lonza Group AG	927	456
	Roche Holding AG, nonvoting non-registered shares	1,328	417
	Novartis AG	4,476	405
	BeiGene, Ltd. (ADR)1	1,387	305
	Hypera SA, ordinary nominative shares	30,419	260
	Innovent Biologics, Inc.1	48,500	208
	CanSino Biologics, Inc., Class H4	22,800	195
	HOYA Corp.	1,000	97

			31,128

Energy	TotalEnergies SE	89,101	5,561
7.77%	BP PLC	643,014	3,739
	TechnipFMC PLC1	186,903	2,279
	Equinor ASA	57,576	2,065
	TC Energy Corp. (CAD denominated)	42,686	1,702
	Schlumberger, Ltd.	30,187	1,614
	Canadian Natural Resources, Ltd. (CAD denominated)4	25,703	1,427
	Aker BP ASA	43,949	1,370
	Cameco Corp. (CAD denominated)	52,625	1,193
	Reliance Industries, Ltd.	18,972	582
	Gaztransport & Technigaz SA	4,690	501
	Tourmaline Oil Corp.	9,772	493
	Woodside Energy Group, Ltd.	18,414	446
	INPEX Corp.	31,500	336
	Var Energi ASA	20,924	72
	Sovcomflot PAO1,2	356,717	—3
	Gazprom PJSC2	671,150	—3
	LUKOIL Oil Co. PJSC2	9,706	—3
			23,380

Materials	Vale SA, ordinary nominative shares	198,640	3,344
5.76%	Vale SA (ADR), ordinary nominative shares	80,910	1,373
	Linde PLC	7,570	2,469
	Glencore PLC	306,363	2,049
	Barrick Gold Corp.	94,562	1,625
	Barrick Gold Corp. (CAD denominated)	13,543	232
	UPM-Kymmene OYJ	23,659	887
	Rio Tinto PLC	10,464	734
	Asahi Kasei Corp.	99,900	710
	Air Liquide SA, non-registered shares	4,908	698
	Fresnillo PLC	58,201	632
	Koninklijke DSM NV	5,120	628
	Sociedad Química y Minera de Chile SA, Class B (ADR)	7,688	614
	Fortescue Metals Group, Ltd.	42,173	588
	Sika AG	1,500	362
	Shin-Etsu Chemical Co., Ltd.	1,900	231
	Givaudan SA	52	158
	Alrosa PJSC1,2	53,607	—3
			17,334

Communication	Koninklijke KPN NV	752,688	2,329
services	Nippon Telegraph and Telephone Corp.	81,600	2,329
5.66%	Tencent Holdings, Ltd.	50,600	2,151
	Telefónica, SA, non-registered shares	402,982	1,459
	Publicis Groupe SA	22,225	1,411

106    American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Communication	Sea, Ltd., Class A (ADR)1	21,542	$ 1,121
services	BT Group PLC	635,302	863
(continued)	SoftBank Corp.	76,200	862
	Vodafone Group PLC	839,939	851
	América Móvil, SAB de CV, Series L (ADR)	41,487	755
	Singapore Telecommunications, Ltd.	319,600	614
	Deutsche Telekom AG1	29,435	587
	Indus Towers, Ltd.	246,737	567
	Viaplay Group AB, Class B1	20,606	393
	MTN Group, Ltd.	44,802	336
	Universal Music Group NV	9,460	228
	NetEase, Inc.	10,800	157
	Sitios Latinoamerica, SAB de CV, Class B11	40,380	19
	Yandex NV, Class A1,2	5,000	—3
			17,032

Utilities	Engie SA	190,787	2,733
3.07%	Enel SpA	397,417	2,137
	ENN Energy Holdings, Ltd.	118,100	1,648
	Brookfield Infrastructure Partners, LP	36,875	1,142
	National Grid PLC	43,151	518
	Iberdrola, SA, non-registered shares	37,788	442
	China Resources Gas Group, Ltd.	106,200	396
	Veolia Environnement	9,023	232

			9,248

Real estate	CK Asset Holdings, Ltd.	327,000	2,014
1.60%	Longfor Group Holdings, Ltd.	351,500	1,077
	Link REIT	108,007	793
	Unibail-Rodamco-Westfield REIT, non-registered shares1	10,561	551
	Embassy Office Parks REIT	94,895	385

			4,820
	Total common stocks (cost: $287,727,000)
			291,196
Preferred securities 0.63%

Materials	Gerdau SA, preferred nominative shares	216,930	1,207
0.40%

Consumer	Volkswagen AG, nonvoting preferred shares	3,468	432
discretionary

0.14%

Information	Samsung Electronics Co., Ltd., nonvoting preferred shares	6,483	261
technology	Total preferred securities (cost: $2,271,000)
			1,900
0.09%

Short-term securities 2.11%

Money market investments 1.82%

	Capital Group Central Cash Fund 4.31%5,6	54,926	5,492

American Funds Insurance Series    107

International Growth and Income Fund (continued)

Short-term securities (continued)										Value
								Shares		(000)

Money market investments purchased with collateral from securities on loan 0.29%

		Invesco Short-Term Investments Trust – Government & Agency Portfolio,
		Institutional Class 4.22%5,7						851,683		$852
		Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%5,7						14,166		14
										866
		Total short-term securities (cost: $6,355,000)
										6,358
		Total investment securities 99.49% (cost: $296,353,000)
										299,454
		Other assets less liabilities 0.51%								1,543
		Net assets 100.00%
									$300,997
Forward currency contracts

	Contract amount								Unrealized
									appreciation

Currency purchased		Currency sold					Settlement		at 12/31/2022
	(000)	(000)		Counterparty				date		(000)

USD	612	GBP	502	UBS AG			1/12/2023			$5
Investments in affiliates6
				Value of			Net	Net	Value of
				affiliate at			realized	unrealized	affiliate at	Dividend
				1/1/2022	Additions	Reductions	loss	depreciation 12/31/2022		income
				(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 1.82%
Money market investments 1.82%
	Capital Group Central Cash Fund 4.31%5			$21,699	$75,477	$91,678	$(4)	$(2)	$5,492	$302

1Security did not produce income during the last 12 months.

2Value determined using significant unobservable inputs.

3Amount less than one thousand.

4All or a portion of this security was on loan. The total value of all such securities was $1,435,000, which represented .48% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

5Rate represents the seven-day yield at 12/31/2022.

6Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

7Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

108    American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2022

Common stocks 74.46%			Value
		Shares	(000)

Financials	Zurich Insurance Group AG	39,942	$ 19,087
13.77%	Toronto-Dominion Bank (CAD denominated)	162,719	10,536
	JPMorgan Chase & Co.	68,717	9,215
	PNC Financial Services Group, Inc.	49,137	7,761
	Münchener Rückversicherungs-Gesellschaft AG	23,791	7,736
	CME Group, Inc., Class A	45,573	7,664
	DBS Group Holdings, Ltd.	300,006	7,595
	Morgan Stanley	88,772	7,547
	DNB Bank ASA	301,733	5,974
	Power Corporation of Canada, subordinate voting shares	201,698	4,745
	BlackRock, Inc.	6,520	4,620
	B3 SA-Brasil, Bolsa, Balcao	1,360,408	3,404
	Tryg A/S	138,292	3,280
	Ping An Insurance (Group) Company of China, Ltd., Class H	447,500	2,954
	Ping An Insurance (Group) Company of China, Ltd., Class A	34,457	233
	Webster Financial Corp.	61,978	2,934
	AIA Group, Ltd.	253,600	2,794
	American International Group, Inc.	43,993	2,782
	Principal Financial Group, Inc.	31,762	2,665
	Blackstone, Inc., nonvoting shares	33,399	2,478
	KBC Groep NV	33,615	2,158
	United Overseas Bank, Ltd.	89,200	2,046
	State Street Corp.	26,015	2,018
	Kaspi.kz JSC1	21,756	1,555
	Kaspi.kz JSC (GDR)	5,969	426
	East West Bancorp, Inc.	29,501	1,944
	ING Groep NV	157,320	1,919
	Wells Fargo & Company	45,898	1,895
	China Pacific Insurance (Group) Co., Ltd., Class H	794,150	1,754
	National Bank of Canada	24,069	1,622
	Travelers Companies, Inc.	8,641	1,620
	Swedbank AB, Class A	88,691	1,507
	Citizens Financial Group, Inc.	36,461	1,436
	KeyCorp	75,308	1,312
	China Merchants Bank Co., Ltd., Class A	131,100	703
	China Merchants Bank Co., Ltd., Class H	94,500	524
	IIFL Wealth Management, Ltd.	55,104	1,183
	Franklin Resources, Inc.	42,738	1,127
	OneMain Holdings, Inc.	33,517	1,116
	EFG International AG	113,913	1,086
	BNP Paribas SA	17,927	1,020
	Great-West Lifeco, Inc.	43,284	1,001
	Truist Financial Corp.	23,131	995
	Corebridge Financial, Inc.	44,617	895
	Hang Seng Bank, Ltd.	52,200	864
	Euronext NV	11,304	838
	Hong Kong Exchanges and Clearing, Ltd.	18,300	791
	Bank Central Asia Tbk PT	1,423,700	781
	TPG, Inc., Class A	26,918	749
	Citigroup, Inc.	16,200	733
	Patria Investments, Ltd., Class A	47,813	666
	Banco Santander, SA	201,758	604
	Vontobel Holding AG	7,885	524
	Macquarie Group, Ltd.	4,045	459
	Hana Financial Group, Inc.	10,680	357
	Cullen/Frost Bankers, Inc.	1,968	263
	UniCredit SpA	12,643	180
	SouthState Corp.	2,204	168
	Moscow Exchange MICEX-RTS PJSC2,3	875,002	—4
	Sberbank of Russia PJSC2,3	204,176	—4
			156,843

American Funds Insurance Series    109

Capital Income Builder (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer staples	Philip Morris International, Inc.	259,908	$ 26,305
10.07%	British American Tobacco PLC	471,482	18,706
	General Mills, Inc.	102,770	8,617
	Altria Group, Inc.	188,250	8,605
	PepsiCo, Inc.	47,154	8,519
	Nestlé SA	70,531	8,145
	Kimberly-Clark Corp.	39,311	5,337
	Imperial Brands PLC	207,379	5,181
	ITC, Ltd.	1,060,348	4,250
	Unilever PLC (GBP denominated)	57,668	2,909
	Carlsberg A/S, Class B	19,656	2,602
	Keurig Dr Pepper, Inc.	72,760	2,595
	Danone SA	48,454	2,553
	Anheuser-Busch InBev SA/NV	37,592	2,260
	Kraft Heinz Company	32,392	1,319
	Seven & i Holdings Co., Ltd.	29,600	1,266
	Procter & Gamble Company	7,687	1,165
	Mondelez International, Inc.	14,725	981
	Vector Group, Ltd.	69,487	824
	Essity Aktiebolag, Class B	23,218	610
	Viscofan, SA, non-registered shares	9,124	589
	Reckitt Benckiser Group PLC	7,982	555
	Scandinavian Tobacco Group A/S	21,667	380
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	136,106	231
	Coca-Cola HBC AG (CDI)	7,021	168

			114,672

Health care	AbbVie, Inc.	173,251	27,999
9.47%	Amgen, Inc.	53,879	14,151
	Gilead Sciences, Inc.	153,232	13,155
	AstraZeneca PLC	60,447	8,204
	Abbott Laboratories	66,565	7,308
	Medtronic PLC	82,068	6,378
	Novartis AG	65,737	5,955
	Bristol-Myers Squibb Company	74,164	5,336
	Pfizer, Inc.	89,394	4,581
	UnitedHealth Group, Inc.	6,954	3,687
	Roche Holding AG, nonvoting non-registered shares	10,419	3,274
	Takeda Pharmaceutical Company, Ltd.	87,100	2,720
	Royalty Pharma PLC, Class A	42,309	1,672
	Merck & Co., Inc.	7,825	868
	EBOS Group, Ltd.	30,676	850
	CVS Health Corp.	7,431	692
	Bayer AG	12,641	653
	GSK PLC	17,925	312
	Koninklijke Philips NV (EUR denominated)	4,898	74
	Organon & Co.	662	18

			107,887

Industrials	Raytheon Technologies Corp.	239,595	24,180
7.34%	Lockheed Martin Corp.	11,445	5,568
	BAE Systems PLC	526,461	5,441
	Honeywell International, Inc.	24,790	5,312
	Siemens AG	36,680	5,091
	RELX PLC	131,761	3,650
	RELX PLC (ADR)	8,177	227
	Kone OYJ, Class B	71,780	3,718
	L3Harris Technologies, Inc.	16,708	3,479
	Deutsche Post AG	64,678	2,435
	VINCI SA	24,215	2,418

110    American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)			Value
		Shares	(000)

Industrials	Singapore Technologies Engineering, Ltd.	898,600	$ 2,249
(continued)	Trinity Industries, Inc.	72,684	2,149
	BOC Aviation, Ltd.	194,500	1,617
	Illinois Tool Works, Inc.	7,243	1,596
	ITOCHU Corp.	44,400	1,388
	SGS SA	589	1,364
	Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	45,292	1,144
	Trelleborg AB, Class B	47,577	1,101
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	74,506	1,067
	AB Volvo, Class B	58,146	1,053
	Norfolk Southern Corp.	3,965	977
	LIXIL Corp.	54,600	832
	Ventia Services Group Pty, Ltd.	490,862	796
	United Parcel Service, Inc., Class B	4,455	774
	Union Pacific Corp.	3,606	747
	Marubeni Corp.	56,900	650
	General Dynamics Corp.	2,526	627
	Waste Management, Inc.	3,955	620
	Carrier Global Corp.	13,015	537
	Airbus SE, non-registered shares	3,671	436
	Sulzer AG	4,695	367

			83,610

Information	Broadcom, Inc.	65,566	36,661
technology	Microsoft Corp.	63,062	15,124
6.92%	Taiwan Semiconductor Manufacturing Company, Ltd.	583,800	8,509
	Paychex, Inc.	17,290	1,998
	Texas Instruments, Inc.	11,533	1,905
	KLA Corp.	4,878	1,839
	Vanguard International Semiconductor Corp.	618,700	1,558
	Automatic Data Processing, Inc.	6,477	1,547
	QUALCOMM, Inc.	11,372	1,250
	Western Union Company	83,565	1,151
	Tokyo Electron, Ltd.	3,500	1,040
	SAP SE	10,071	1,039
	Analog Devices, Inc.	5,930	973
	NetApp, Inc.	14,882	894
	GlobalWafers Co., Ltd.	46,938	652
	Fidelity National Information Services, Inc.	9,497	644
	Intel Corp.	18,944	501
	MediaTek, Inc.	24,000	487
	Tripod Technology Corp.	152,000	465
	SINBON Electronics Co., Ltd.	42,446	380
	BE Semiconductor Industries NV	3,388	206

			78,823

Utilities	Dominion Energy, Inc.	102,936	6,312
6.24%	Iberdrola, SA, non-registered shares	496,459	5,807
	DTE Energy Company	49,064	5,766
	National Grid PLC	476,775	5,727
	Engie SA	335,814	4,810
	Engie SA, bonus shares	36,900	529
	Power Grid Corporation of India, Ltd.	2,007,912	5,169
	E.ON SE	486,449	4,855
	The Southern Co.	62,100	4,434
	Edison International	60,608	3,856
	Duke Energy Corp.	32,752	3,373
	AES Corp.	108,568	3,122
	Entergy Corp.	26,522	2,984
	Exelon Corp.	49,566	2,143

American Funds Insurance Series    111

Capital Income Builder (continued)

Common stocks (continued)			Value
		Shares	(000)

Utilities	Public Service Enterprise Group, Inc.	28,665	$ 1,756
(continued)	SSE PLC	77,332	1,595
	CenterPoint Energy, Inc.	51,179	1,535
	Sempra Energy	9,762	1,509
	ENN Energy Holdings, Ltd.	93,600	1,306
	Enel SpA	240,213	1,292
	NextEra Energy, Inc.	13,466	1,126
	Evergy, Inc.	15,369	967
	Power Assets Holdings, Ltd.	106,500	583
	CMS Energy Corp.	3,992	253
	American Electric Power Company, Inc.	1,512	144
	SembCorp Industries, Ltd.	44,800	113

			71,066

Energy	Canadian Natural Resources, Ltd. (CAD denominated)5	195,057	10,832
6.00%	Chevron Corp.	47,686	8,559
	TC Energy Corp. (CAD denominated)	181,889	7,252
	TC Energy Corp.	16,085	641
	Exxon Mobil Corp.	69,719	7,690
	TotalEnergies SE	90,216	5,631
	BP PLC	806,006	4,687
	EOG Resources, Inc.	34,736	4,499
	Shell PLC (GBP denominated)	115,306	3,277
	Shell PLC (ADR)	8,467	482
	Woodside Energy Group, Ltd.	86,228	2,086
	Woodside Energy Group, Ltd. (CDI)	23,081	557
	ConocoPhillips	20,510	2,420
	Pioneer Natural Resources Company	10,296	2,352
	Schlumberger, Ltd.	36,843	1,970
	Enbridge, Inc. (CAD denominated)	40,329	1,576
	Baker Hughes Co., Class A	52,596	1,553
	Equitrans Midstream Corp.	213,059	1,427
	DT Midstream, Inc.	13,716	758
	Galp Energia, SGPS, SA, Class B	11,022	149
	Gazprom PJSC2	880,428	—4
			68,398

Real estate	VICI Properties, Inc. REIT	586,804	19,012
5.99%	Crown Castle, Inc. REIT	113,151	15,348
	Equinix, Inc. REIT	10,699	7,008
	Gaming and Leisure Properties, Inc. REIT	93,929	4,893
	Federal Realty Investment Trust REIT	28,164	2,846
	Link REIT	372,507	2,735
	American Tower Corp. REIT	9,879	2,093
	CK Asset Holdings, Ltd.	318,000	1,958
	Boston Properties, Inc. REIT	22,486	1,520
	Charter Hall Group REIT	146,326	1,192
	Longfor Group Holdings, Ltd.	353,000	1,082
	POWERGRID Infrastructure Investment Trust	681,036	1,047
	Embassy Office Parks REIT	245,585	996
	Mindspace Business Parks REIT	214,689	868
	Extra Space Storage, Inc. REIT	5,810	855
	Americold Realty Trust, Inc. REIT	30,182	854
	Sun Hung Kai Properties, Ltd.	61,255	838
	CTP NV	68,103	802
	Digital Realty Trust, Inc. REIT	6,950	697

112    American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)			Value
		Shares	(000)

Real estate	Kimco Realty Corp. REIT	31,388	$ 665
(continued)	Prologis, Inc. REIT	4,763	537
	CubeSmart REIT	8,847	356

			68,202

Materials	Vale SA (ADR), ordinary nominative shares	349,433	5,930
2.91%	Vale SA, ordinary nominative shares	225,247	3,792
	Rio Tinto PLC	79,626	5,587
	Air Products and Chemicals, Inc.	9,631	2,969
	Linde PLC	8,936	2,915
	BHP Group, Ltd. (CDI)	82,385	2,540
	International Flavors & Fragrances, Inc.	21,588	2,263
	LyondellBasell Industries NV	18,557	1,541
	Evonik Industries AG	54,480	1,046
	Sociedad Química y Minera de Chile SA, Class B (ADR)	12,475	996
	BASF SE	16,131	801
	UPM-Kymmene OYJ	19,684	738
	Asahi Kasei Corp.	96,900	688
	Fortescue Metals Group, Ltd.	28,457	397
	Nexa Resources SA5	51,286	309
	WestRock Co.	7,448	262
	Shin-Etsu Chemical Co., Ltd.	1,900	231
	Smurfit Kappa Group PLC	4,754	176

			33,181

Consumer	Starbucks Corp.	41,213	4,088
discretionary	Home Depot, Inc.	12,852	4,059
2.90%	Industria de Diseño Textil, SA	149,994	3,994
	Midea Group Co., Ltd., Class A	513,775	3,816
	McDonald’s Corp.	11,404	3,005
	Kering SA	5,640	2,887
	Restaurant Brands International, Inc.	38,245	2,473
	LVMH Moët Hennessy-Louis Vuitton SE	2,860	2,078
	YUM! Brands, Inc.	10,281	1,317
	Galaxy Entertainment Group, Ltd.	196,000	1,298
	Cie. Financière Richemont SA, Class A	7,967	1,031
	Darden Restaurants, Inc.	7,101	982
	Mercedes-Benz Group AG	8,466	556
	OPAP SA	27,844	395
	Pearson PLC	26,653	302
	Inchcape PLC	26,460	261
	Kindred Group PLC (SDR)	24,452	255
	VF Corp.	4,833	134
	Thule Group AB	4,224	88

			33,019

Communication	Comcast Corp., Class A	222,680	7,787
services	Verizon Communications, Inc.	113,150	4,458
2.85%	SoftBank Corp.	380,300	4,300
	Singapore Telecommunications, Ltd.	1,528,600	2,935
	Koninklijke KPN NV	918,661	2,842
	BCE, Inc.	54,651	2,401
	Nippon Telegraph and Telephone Corp.	75,100	2,143
	HKT Trust and HKT, Ltd., units	1,127,240	1,378
	Warner Music Group Corp., Class A	33,470	1,172
	Omnicom Group, Inc.	10,871	887
	WPP PLC	81,366	808

American Funds Insurance Series    113

Capital Income Builder (continued)

Common stocks (continued)			Value
		Shares	(000)

Communication	Indus Towers, Ltd.	211,665	$486
services	América Móvil, SAB de CV, Series L (ADR)	24,725	450
(continued)	ProSiebenSat.1 Media SE	40,927	366

			32,413
	Total common stocks (cost: $704,847,000)
			848,114
Preferred securities 0.05%

Information	Samsung Electronics Co., Ltd., nonvoting preferred shares	13,546	545
technology	Total preferred securities (cost: $456,000)
			545
0.05%

Rights & warrants 0.00%

Consumer	Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/20233	7,130	6
discretionary	Total rights & warrants (cost: $0)
			6
0.00%

Convertible stocks 0.44%

Utilities	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	35,900	1,802
0.28%	AES Corp., convertible preferred units, 6.875% 2/15/2024	8,659	883
	American Electric Power Company, Inc., convertible preferred units,
	6.125% 8/15/2023	9,704	501

			3,186

Health care	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/20235	841	1,141
0.10%

Consumer	Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023	6,448	692
discretionary	Total convertible stocks (cost: $4,623,000)
			5,019
0.06%

Investment funds 2.46%

	Capital Group Central Corporate Bond Fund6	3,442,868	28,059
	Total investment funds (cost: $33,742,000)		28,059
Bonds, notes & other debt instruments 18.22%		Principal amount

		(000)

U.S. Treasury bonds & notes 9.44%

U.S. Treasury	U.S. Treasury 0.125% 1/31/2023	USD2,200	2,193
7.06%	U.S. Treasury 0.375% 10/31/2023	875	844
	U.S. Treasury 0.125% 12/15/2023	8,410	8,057
	U.S. Treasury 2.50% 4/30/2024	2,224	2,161
	U.S. Treasury 3.25% 8/31/2024	554	542
	U.S. Treasury 0.625% 10/15/2024	11,050	10,322
	U.S. Treasury 0.75% 11/15/2024	3,525	3,291
	U.S. Treasury 4.50% 11/30/2024	3,677	3,678
	U.S. Treasury 4.00% 12/15/2025	4,257	4,230
	U.S. Treasury 0.75% 3/31/2026	1	1
	U.S. Treasury 0.75% 4/30/2026	1,093	977
	U.S. Treasury 0.75% 5/31/2026	3,850	3,435

114    American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury	U.S. Treasury 1.875% 6/30/2026	USD6,300	$ 5,845
(continued)	U.S. Treasury 1.125% 10/31/2026	995	890
	U.S. Treasury 2.00% 11/15/20267	2,800	2,589
	U.S. Treasury 0.50% 4/30/2027	2,900	2,498
	U.S. Treasury 6.125% 11/15/2027	950	1,037
	U.S. Treasury 3.875% 11/30/2027	15,438	15,354
	U.S. Treasury 1.25% 3/31/2028	1,350	1,174
	U.S. Treasury 3.875% 11/30/2029	1,360	1,351
	U.S. Treasury 6.25% 5/15/2030	890	1,016
	U.S. Treasury 4.125% 11/15/2032	1,610	1,642
	U.S. Treasury 1.125% 5/15/20407	2,400	1,506
	U.S. Treasury 2.00% 11/15/2041	300	215
	U.S. Treasury 4.00% 11/15/2042	806	790
	U.S. Treasury 2.375% 5/15/2051	197	142
	U.S. Treasury 3.00% 8/15/20527	5,411	4,486
	U.S. Treasury 4.00% 11/15/2052	115	116

			80,382

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20238	2,610	2,605
inflation-protected	U.S. Treasury Inflation-Protected Security 0.625% 4/15/20238	3,400	3,367
securities	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20238	1,818	1,797
2.38%	U.S. Treasury Inflation-Protected Security 0.625% 1/15/20248	1,220	1,195
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/20248	1,581	1,539
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20248	1,887	1,828
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20248	2,752	2,652
	U.S. Treasury Inflation-Protected Security 0.25% 1/15/20258	539	518
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/20258	1,269	1,210
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20258	377	362
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20258	230	218
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/20268	2,388	2,245
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/20278	2,253	2,250
	U.S. Treasury Inflation-Protected Security 0.50% 1/15/20288	242	227
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20308	2,143	1,925
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20318	1,831	1,625
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20318	139	123
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/20498	201	169
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/20517,8	2,031	1,311
			27,166
	Total U.S. Treasury bonds & notes
			107,548
Mortgage-backed obligations 6.13%

Federal agency	Fannie Mae Pool #695412 5.00% 6/1/20339	—4	—4
mortgage-backed	Fannie Mae Pool #AD3566 5.00% 10/1/20359	2	2
obligations	Fannie Mae Pool #931768 5.00% 8/1/20399	1	1
5.40%	Fannie Mae Pool #AC0794 5.00% 10/1/20399	5	5
	Fannie Mae Pool #932606 5.00% 2/1/20409	2	2
	Fannie Mae Pool #AE0311 3.50% 8/1/20409	9	8
	Fannie Mae Pool #AE1248 5.00% 6/1/20419	8	8
	Fannie Mae Pool #AJ1873 4.00% 10/1/20419	7	6
	Fannie Mae Pool #AE1274 5.00% 10/1/20419	7	7
	Fannie Mae Pool #AE1277 5.00% 11/1/20419	5	5
	Fannie Mae Pool #AE1283 5.00% 12/1/20419	2	2
	Fannie Mae Pool #AE1290 5.00% 2/1/20429	4	4
	Fannie Mae Pool #AT0300 3.50% 3/1/20439	1	1
	Fannie Mae Pool #AT3954 3.50% 4/1/20439	2	2
	Fannie Mae Pool #AY1829 3.50% 12/1/20449	2	2
	Fannie Mae Pool #FM9416 3.50% 7/1/20459	150	138
	Fannie Mae Pool #BH3122 4.00% 6/1/20479	1	1

American Funds Insurance Series    115

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #BJ5015 4.00% 12/1/20479	USD39	$ 37
mortgage-backed	Fannie Mae Pool #BK5232 4.00% 5/1/20489	20	19
obligations	Fannie Mae Pool #BK6840 4.00% 6/1/20489	27	25
(continued)	Fannie Mae Pool #BK9743 4.00% 8/1/20489	8	8
	Fannie Mae Pool #BK9761 4.50% 8/1/20489	5	5
	Fannie Mae Pool #FM3280 3.50% 5/1/20499	38	35
	Fannie Mae Pool #CA5540 3.00% 4/1/20509	3,219	2,861
	Fannie Mae Pool #CA6309 3.00% 7/1/20509	376	337
	Fannie Mae Pool #CB2787 3.50% 12/1/20519	23	21
	Fannie Mae Pool #BV0790 3.50% 1/1/20529	97	88
	Fannie Mae Pool #FS0647 3.00% 2/1/20529	1,017	907
	Fannie Mae Pool #CB3236 3.00% 3/1/20529	424	373
	Fannie Mae Pool #FS3275 3.00% 4/1/20529	787	691
	Fannie Mae Pool #MA4600 3.50% 5/1/20529	1,452	1,321
	Fannie Mae Pool #BT8370 3.50% 6/1/20529	291	265
	Fannie Mae Pool #MA4732 4.00% 9/1/20529	353	332
	Fannie Mae Pool #MA4782 3.50% 10/1/20529	880	800
	Fannie Mae Pool #MA4877 6.50% 12/1/20529	103	106
	Fannie Mae Pool #MA4902 3.50% 1/1/20539	53	48
	Fannie Mae Pool #MA4866 4.00% 1/1/20539	828	777
	Fannie Mae Pool #MA4868 5.00% 1/1/20539	30	30
	Fannie Mae Pool #MA4895 6.50% 1/1/20539	118	121
	Fannie Mae Pool #BF0142 5.50% 8/1/20569	391	404
	Fannie Mae Pool #BF0342 5.50% 1/1/20599	266	272
	Fannie Mae Pool #BM6737 4.50% 11/1/20599	704	691
	Fannie Mae Pool #BF0497 3.00% 7/1/20609	458	401
	Freddie Mac Pool #Q15874 4.00% 2/1/20439	1	1
	Freddie Mac Pool #G67711 4.00% 3/1/20489	234	225
	Freddie Mac Pool #Q55971 4.00% 5/1/20489	20	19
	Freddie Mac Pool #Q56175 4.00% 5/1/20489	19	18
	Freddie Mac Pool #Q55970 4.00% 5/1/20489	10	9
	Freddie Mac Pool #Q56599 4.00% 6/1/20489	28	27
	Freddie Mac Pool #Q57242 4.50% 7/1/20489	13	13
	Freddie Mac Pool #Q58411 4.50% 9/1/20489	51	51
	Freddie Mac Pool #Q58436 4.50% 9/1/20489	28	27
	Freddie Mac Pool #Q58378 4.50% 9/1/20489	20	20
	Freddie Mac Pool #ZT1704 4.50% 1/1/20499	1,234	1,218
	Freddie Mac Pool #QD2877 3.00% 12/1/20519	130	114
	Freddie Mac Pool #SD1374 3.00% 3/1/20529	430	378
	Freddie Mac Pool #SD1937 3.00% 3/1/20529	243	214
	Freddie Mac Pool #QE4383 4.00% 6/1/20529	340	319
	Freddie Mac Pool #RA7556 4.50% 6/1/20529	936	903
	Freddie Mac Pool #SD8242 3.00% 9/1/20529	605	531
	Freddie Mac Pool #SD1584 4.50% 9/1/20529	206	202
	Freddie Mac Pool #QF1730 4.00% 10/1/20529	838	787
	Freddie Mac Pool #SD8256 4.00% 10/1/20529	100	94
	Freddie Mac Pool #SD8264 3.50% 11/1/20529	200	182
	Freddie Mac Pool #SD8275 4.50% 12/1/20529	1,959	1,887
	Freddie Mac Pool #SD8281 6.50% 12/1/20529	406	416
	Freddie Mac Pool #SD8285 3.50% 1/1/20539	14	13
	Freddie Mac Pool #SD8286 4.00% 1/1/20539	200	188
	Freddie Mac Pool #SD8288 5.00% 1/1/20539	35	35
	Freddie Mac Pool #SD8282 6.50% 1/1/20539	457	468
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA,
	3.00% 1/25/20569,10	115	108
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA,
	3.00% 8/25/20569	235	219
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA,
	3.00% 8/25/20569,10	233	218
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT,
	3.25% 6/25/20579,10	97	88

116    American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT,
mortgage-backed	3.50% 6/25/20579	USD80	$73
obligations	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA,
(continued)	3.50% 8/25/20579	20	19
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT,
	3.50% 7/25/20589	1,001	905
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA,
	3.50% 7/25/20589	408	386
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA,
	3.50% 8/25/20589	629	594
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA,
	3.50% 10/25/20589	18	17
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT,
	3.50% 10/25/20589	10	9
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1,
	3.50% 11/25/20289	922	881
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C,
	2.75% 9/25/20299	1,293	1,191
	Government National Mortgage Assn. 4.00% 1/1/20539,11	3,400	3,218
	Government National Mortgage Assn. 4.50% 1/1/20539,11	60	58
	Government National Mortgage Assn. 5.00% 2/1/20539,11	8,731	8,652
	Government National Mortgage Assn. 5.50% 2/1/20539,11	1,017	1,022
	Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/20499	454	441
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/20529	2,927	2,773
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/20529	1,054	1,024
	Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/20529	54	52
	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/20529	300	291
	Government National Mortgage Assn. Pool #694836 5.682% 9/20/20599	—4	—4
	Government National Mortgage Assn. Pool #765152 4.14% 7/20/20619	—4	—4
	Government National Mortgage Assn. Pool #766525 4.70% 11/20/20629	—4	—4
	Government National Mortgage Assn. Pool #AA7554 6.64% 7/20/20649	1	1
	Government National Mortgage Assn. Pool #725893 5.20% 9/20/20649	—4	—4
	Uniform Mortgage-Backed Security 2.50% 1/1/20389,11	1,708	1,563
	Uniform Mortgage-Backed Security 2.00% 1/1/20539,11	60	49
	Uniform Mortgage-Backed Security 2.50% 1/1/20539,11	140	119
	Uniform Mortgage-Backed Security 4.00% 1/1/20539,11	340	319
	Uniform Mortgage-Backed Security 4.50% 1/1/20539,11	340	327
	Uniform Mortgage-Backed Security 5.00% 1/1/20539,11	1,250	1,232
	Uniform Mortgage-Backed Security 5.50% 1/1/20539,11	13,500	13,538
	Uniform Mortgage-Backed Security 6.50% 1/1/20539,11	1,836	1,880
	Uniform Mortgage-Backed Security 4.00% 2/1/20539,11	172	161
	Uniform Mortgage-Backed Security 5.50% 2/1/20539,11	80	80
	Uniform Mortgage-Backed Security 6.00% 2/1/20539,11	470	477
			61,513

Collateralized	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/20481,9,10	141	112
mortgage-backed	BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/20611,9,10	84	75
obligations (privately	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/20611,9	90	78
originated)	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/20301,9,10	71	69
0.42%	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/20311,9,10	136	129
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/20361,9,10	104	99
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/20611,9,10	185	175
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/20601,9,10	10	10
	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1,
	(30-day Average USD-SOFR + 0.75%) 4.678% 10/25/20411,9,10	4	4
	Finance of America Structured Securities Trust, Series 2019-JR3, Class A,
	2.00% 9/25/20691,9	59	61
	Finance of America Structured Securities Trust, Series 2019-JR4, Class A,
	2.00% 11/25/20691,9	67	66

American Funds Insurance Series    117

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Collateralized	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/20511,9,10	USD117	$ 95
mortgage-backed	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3,
obligations (privately	(1-month USD-LIBOR + 4.70%) 9.089% 4/25/20289,10	252	261
originated)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3,
(continued)	Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/20421,9,10	109	109
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4,
	Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/20421,9,10	19	19
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/20421,9,10	34	34
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/20421,9,10	64	65
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2,
	(1-month USD-LIBOR + 1.70%) 6.089% 1/25/20501,9,10	188	187
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2,
	(1-month USD-LIBOR + 1.85%) 6.239% 2/25/20501,9,10	408	407
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1,
	(1-month USD-LIBOR + 5.10%) 9.489% 6/27/20501,9,10	108	112
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1,
	(1-month USD-LIBOR + 6.00%) 10.389% 8/25/20501,9,10	540	575
	Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/20391,9	196	184
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1,
	4.00% 2/25/2061 (7.00% on 4/25/2025)1,9,12	200	185
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/20611,9,10	78	71
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1,
	2.25% 7/25/2067 (5.25% on 11/25/2024)1,9,12	132	119
	Mello Warehouse Securitization Trust, Series 2021-3, Class A,
	(1-month USD-LIBOR + 0.85%) 5.239% 11/25/20551,9,10	202	195
	NewRez Warehouse Securitization Trust, Series 2021-1, Class A,
	(1-month USD-LIBOR + 0.75%) 5.139% 5/25/20551,9,10	281	277
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/20391,9	100	91
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A,
	1.259% 11/25/20311,9,10	66	62
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/20561,9,10	20	19
	Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/20571,9,10	20	19
	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/20571,9,10	40	39
	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/20581,9,10	49	47
	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/20581,9,10	24	23
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/20601,9	472	420
	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/20331,2	100	89
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/20381,9	196	170
			4,752

Commercial	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A,
mortgage-backed	(1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/20391,9,10	110	108
securities	BPR Trust, Series 2022-OANA, Class A,
0.31%	(1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/20371,9,10	329	322
	BX Trust, Series 2022-CSMO, Class A,
	(1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/20271,9,10	332	330
	BX Trust, Series 2021-VOLT, Class A,
	(1-month USD-LIBOR + 0.70%) 5.018% 9/15/20361,9,10	548	529
	BX Trust, Series 2021-ARIA, Class A,
	(1-month USD-LIBOR + 0.899%) 5.217% 10/15/20361,9,10	266	253
	BX Trust, Series 2021-ARIA Class C,
	(1-month USD-LIBOR + 1.646%) 5.964% 10/15/20361,9,10	100	93
	BX Trust, Series 2022-IND, Class A,
	(1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/20371,9,10	155	152
	BX Trust, Series 2021-SOAR, Class A,
	(1-month USD-LIBOR + 0.67%) 4.988% 6/15/20381,9,10	173	167

118    American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Commercial	BX Trust, Series 2021-SOAR, Class D,
mortgage-backed	(1-month USD-LIBOR + 1.40%) 5.718% 6/15/20381,9,10	USD99	$94
securities	BX Trust, Series 2021-ACNT, Class C,
(continued)	(1-month USD-LIBOR + 1.50%) 5.818% 11/15/20381,9,10	100	95
	BX Trust, Series 2022-PSB, Class A,
	(1-month USD CME Term SOFR + 2.451%) 6.787% 8/15/20391,9,10	99	99
	Extended Stay America Trust, Series 2021-ESH, Class A,
	(1-month USD-LIBOR + 1.08%) 5.398% 7/15/20381,9,10	98	95
	Great Wolf Trust, Series 2019-WOLF, Class A,
	(1-month USD-LIBOR + 1.034%) 5.352% 12/15/20361,9,10	24	23
	GS Mortgage Securities Trust, Series 2018-HULA, Class A, 5.238% 7/15/20251,9,10	229	223
	Hawaii Hotel Trust, Series 2019-MAUI, Class A,
	(1-month USD-LIBOR + 1.15%) 5.468% 5/17/20381,9,10	300	292
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C,
	3.565% 1/5/20391,9,10	100	78
	La Quinta Mortgage Trust, Series 2022-LAQ, Class A,
	(1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/20391,9,10	50	49
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A,
	(1-month USD-LIBOR + 1.05%) 5.368% 10/15/20381,9,10	62	59
	Multifamily Connecticut Avenue Securities, Series 2019-1, Class M10,
	(1-month USD-LIBOR + 3.25%) 7.639% 10/15/20491,9,10	141	133
	SREIT Trust, Series 2021-MFP, Class A,
	(1-month USD-LIBOR + 0.731%) 5.049% 11/15/20381,9,10	361	348
			3,542
	Total mortgage-backed obligations
			69,807
Corporate bonds, notes & loans 1.72%

Health care	AbbVie, Inc. 3.20% 11/21/2029	25	23
0.28%	AbbVie, Inc. 4.25% 11/21/2049	39	33
	Amgen, Inc. 4.05% 8/18/2029	145	136
	Amgen, Inc. 4.20% 3/1/2033	133	123
	Amgen, Inc. 4.20% 2/22/2052	19	15
	Amgen, Inc. 4.875% 3/1/2053	45	40
	AstraZeneca PLC 3.375% 11/16/2025	200	193
	AstraZeneca PLC 3.00% 5/28/2051	11	8
	Centene Corp. 4.625% 12/15/2029	530	486
	Centene Corp. 3.375% 2/15/2030	179	152
	Centene Corp. 2.625% 8/1/2031	40	31
	Gilead Sciences, Inc. 1.65% 10/1/2030	8	6
	HCA, Inc. 2.375% 7/15/2031	18	14
	Humana, Inc. 3.70% 3/23/2029	12	11
	Merck & Co., Inc. 1.70% 6/10/2027	118	105
	Merck & Co., Inc. 3.40% 3/7/2029	110	103
	Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030	8	6
	Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050	2	1
	Shire PLC 3.20% 9/23/2026	270	254
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	700	687
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	650	570
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	300	184
	Zoetis, Inc. 5.60% 11/16/2032	25	26

			3,207

Energy	Apache Corp. 4.25% 1/15/2030	385	341
0.27%	Baker Hughes Holdings, LLC 2.061% 12/15/2026	8	7
	BP Capital Markets America, Inc. 3.633% 4/6/2030	360	331
	Cenovus Energy, Inc. 5.40% 6/15/2047	73	66
	EQT Corp. 5.00% 1/15/2029	35	33
	EQT Corp. 3.625% 5/15/20311	20	17

American Funds Insurance Series    119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Energy	Equinor ASA 2.375% 5/22/2030	USD365	$ 311
(continued)	Exxon Mobil Corp. 2.995% 8/16/2039	200	154
	Exxon Mobil Corp. 3.452% 4/15/2051	25	19
	Kinder Morgan, Inc. 5.45% 8/1/2052	11	10
	MPLX, LP 4.95% 9/1/2032	20	19
	MPLX, LP 4.95% 3/14/2052	20	16
	New Fortress Energy, Inc. 6.50% 9/30/20261	80	75
	NGL Energy Operating, LLC 7.50% 2/1/20261	80	71
	ONEOK, Inc. 3.10% 3/15/2030	42	35
	ONEOK, Inc. 7.15% 1/15/2051	97	99
	Pemex Project Funding Master Trust, Series 13, 6.625% 6/15/2035	150	109
	Petróleos Mexicanos 6.50% 1/23/2029	20	17
	Petróleos Mexicanos 8.75% 6/2/2029	177	166
	Sabine Pass Liquefaction, LLC 4.50% 5/15/2030	142	132
	Shell International Finance BV 2.00% 11/7/2024	420	400
	TransCanada Corp. 5.875% 8/15/2076
	(3-month USD-LIBOR + 4.64% on 8/15/2026)12	540	515
	TransCanada PipeLines, Ltd. 5.10% 3/15/2049	150	137
	Williams Companies, Inc. 5.30% 8/15/2052	40	36

			3,116

Communication	América Móvil, SAB de CV, 8.46% 12/18/2036	MXN1,300	58
services	AT&T, Inc. 3.50% 6/1/2041	USD75	56
0.24%	CCO Holdings, LLC 4.25% 2/1/20311	360	290
	CCO Holdings, LLC 4.75% 2/1/20321	25	20
	CCO Holdings, LLC 4.25% 1/15/20341	175	130
	Charter Communications Operating, LLC 3.70% 4/1/2051	25	15
	Meta Platforms, Inc. 3.85% 8/15/2032	160	141
	Meta Platforms, Inc. 4.45% 8/15/2052	95	76
	Netflix, Inc. 4.875% 4/15/2028	150	145
	SBA Tower Trust 1.631% 11/15/20261	253	215
	Sprint Corp. 6.875% 11/15/2028	325	338
	Sprint Corp. 8.75% 3/15/2032	90	107
	T-Mobile US, Inc. 3.875% 4/15/2030	625	568
	T-Mobile US, Inc. 2.55% 2/15/2031	253	207
	Verizon Communications, Inc. 1.75% 1/20/2031	142	111
	Walt Disney Company 4.625% 3/23/2040	120	113
	WarnerMedia Holdings, Inc. 4.279% 3/15/20321	56	46
	WarnerMedia Holdings, Inc. 5.05% 3/15/20421	47	36
	WarnerMedia Holdings, Inc. 5.141% 3/15/20521	88	64
			2,736

Utilities	AEP Transmission Co., LLC 3.80% 6/15/2049	45	35
0.23%	Duke Energy Florida, LLC 5.95% 11/15/2052	25	27
	Edison International 4.125% 3/15/2028	132	123
	Edison International 6.95% 11/15/2029	25	26
	FirstEnergy Corp. 2.65% 3/1/2030	493	403
	FirstEnergy Corp. 2.25% 9/1/2030	107	85
	ITC Holdings Corp. 3.35% 11/15/2027	25	23
	Pacific Gas and Electric Co. 3.25% 2/16/2024	1,025	1,001
	Pacific Gas and Electric Co. 2.95% 3/1/2026	97	89
	Pacific Gas and Electric Co. 3.75% 7/1/2028	105	93
	Pacific Gas and Electric Co. 4.65% 8/1/2028	284	262
	Pacific Gas and Electric Co. 2.50% 2/1/2031	375	292
	Southern California Edison Co., Series C, 3.60% 2/1/2045	206	149
	Union Electric Co. 3.90% 4/1/2052	25	20
	WEC Energy Group, Inc. 5.15% 10/1/2027	25	25

			2,653

120    American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	AerCap Ireland Capital DAC 3.30% 1/30/2032	USD150	$ 118
0.20%	American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)12	82	78
	Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)12	40	39
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)12	231	177
	Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)12	84	80
	Charles Schwab Corp. 2.45% 3/3/2027	25	23
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)12	35	28
	CME Group, Inc. 2.65% 3/15/2032	50	42
	Corebridge Financial, Inc. 3.85% 4/5/20291	180	164
	Corebridge Financial, Inc. 3.90% 4/5/20321	32	28
	Corebridge Financial, Inc. 4.35% 4/5/20421	7	6
	Corebridge Financial, Inc. 4.40% 4/5/20521	49	39
	Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)1,12	250	257
	Danske Bank AS 4.298% 4/1/2028
	(1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)1,12	200	184
	Discover Financial Services 6.70% 11/29/2032	25	25
	Goldman Sachs Group, Inc. 2.65% 10/21/2032
	(USD-SOFR + 1.264% on 10/21/2031)12	75	59
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)12	40	33
	Intercontinental Exchange, Inc. 4.60% 3/15/2033	18	17
	Intercontinental Exchange, Inc. 4.95% 6/15/2052	16	15
	JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)12	100	100
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)12	40	39
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)12	227	174
	JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)12	17	14
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)12	25	24
	Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)12	20	19
	Navient Corp. 5.00% 3/15/2027	150	132
	New York Life Global Funding 3.00% 1/10/20281	150	138
	SVB Financial Group 4.70% junior subordinated perpetual bonds
	(5-year UST Yield Curve Rate T Note Constant Maturity +
	3.064% on 11/15/2031)12	38	24
	Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)12	45	44
	Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)12	105	89
	Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)12	35	33
			2,242

Consumer	Bayerische Motoren Werke AG 3.45% 4/1/20271	25	23
discretionary	Bayerische Motoren Werke AG 4.15% 4/9/20301	290	276
0.19%	Bayerische Motoren Werke AG 3.70% 4/1/20321	25	22
	Daimler Trucks Finance North America, LLC 1.125% 12/14/20231	495	476
	Daimler Trucks Finance North America, LLC 1.625% 12/13/20241	175	162
	Daimler Trucks Finance North America, LLC 2.375% 12/14/20281	150	126
	Daimler Trucks Finance North America, LLC 2.50% 12/14/20311	150	117
	Ford Motor Co. 2.30% 2/10/2025	200	183
	Ford Motor Credit Company, LLC 5.125% 6/16/2025	200	193
	Grand Canyon University 4.125% 10/1/2024	200	188
	McDonald’s Corp. 4.60% 9/9/2032	15	15
	McDonald’s Corp. 5.15% 9/9/2052	10	10
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/20251	160	172
	Toyota Motor Credit Corp. 5.40% 11/10/2025	228	232

			2,195

Industrials	Ashtead Capital, Inc. 5.50% 8/11/20321	200	192
0.10%	Boeing Company 4.508% 5/1/2023	270	270
	Boeing Company 2.75% 2/1/2026	91	84
	Boeing Company 3.625% 2/1/2031	280	246
	Boeing Company 5.805% 5/1/2050	95	89

American Funds Insurance Series    121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Industrials	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	USD78	$65
(continued)	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	102	69
	CSX Corp. 4.75% 11/15/2048	50	45
	CSX Corp. 4.50% 11/15/2052	35	31
	Lockheed Martin Corp. 5.10% 11/15/2027	19	19
	Masco Corp. 3.125% 2/15/2051	10	6
	Union Pacific Corp. 2.80% 2/14/2032	17	15
	Union Pacific Corp. 3.50% 2/14/2053	20	15

			1,146

Consumer staples	7-Eleven, Inc. 0.80% 2/10/20241	50	48
0.09%	7-Eleven, Inc. 1.30% 2/10/20281	30	25
	7-Eleven, Inc. 1.80% 2/10/20311	207	159
	Altria Group, Inc. 3.875% 9/16/2046	22	15
	Altria Group, Inc. 3.70% 2/4/2051	28	18
	Anheuser-Busch InBev NV 4.50% 6/1/2050	20	18
	British American Tobacco PLC 4.70% 4/2/2027	105	101
	British American Tobacco PLC 4.448% 3/16/2028	150	139
	British American Tobacco PLC 4.54% 8/15/2047	82	58
	British American Tobacco PLC 4.758% 9/6/2049	121	88
	Kraft Heinz Company 3.00% 6/1/2026	93	87
	Kraft Heinz Company 4.875% 10/1/2049	170	148
	Kraft Heinz Company 5.50% 6/1/2050	75	72
	Philip Morris International, Inc. 5.125% 11/17/2027	43	43
	Philip Morris International, Inc. 5.625% 11/17/2029	23	23
	Philip Morris International, Inc. 5.75% 11/17/2032	16	16

			1,058

Information	Apple, Inc. 3.35% 8/8/2032	20	18
technology	Apple, Inc. 3.95% 8/8/2052	20	17
0.07%	Broadcom, Inc. 4.00% 4/15/20291	3	3
	Broadcom, Inc. 4.15% 4/15/20321	11	10
	Broadcom, Inc. 3.137% 11/15/20351	2	1
	Broadcom, Inc. 3.75% 2/15/20511	91	63
	Lenovo Group, Ltd. 5.875% 4/24/2025	400	390
	Oracle Corp. 2.875% 3/25/2031	64	53
	Oracle Corp. 3.60% 4/1/2050	150	102
	ServiceNow, Inc. 1.40% 9/1/2030	130	100

			757

Materials	Celanese US Holdings, LLC 6.379% 7/15/2032	10	9
0.03%	Dow Chemical Co. 3.60% 11/15/2050	75	54
	International Flavors & Fragrances, Inc. 1.832% 10/15/20271	100	84
	International Flavors & Fragrances, Inc. 3.468% 12/1/20501	10	7
	LYB International Finance III, LLC 3.625% 4/1/2051	102	69
	Nutrien, Ltd. 5.90% 11/7/2024	84	85
	South32 Treasury, Ltd. 4.35% 4/14/20321	10	9
			317

Real estate	American Tower Corp. 4.05% 3/15/2032	11	10
0.02%	Equinix, Inc. 1.55% 3/15/2028	25	21
	Equinix, Inc. 3.20% 11/18/2029	144	125
	Equinix, Inc. 2.50% 5/15/2031	47	38

			194
	Total corporate bonds, notes & loans
			19,621

122    American Funds Insurance Series
Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Asset-backed obligations 0.84%

Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/20271,9	USD96	$ 93
American Express Credit Account Master Trust, Series 2022-3, Class A,
3.75% 8/16/20279	100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/20361,9	86	83
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/20521,9	87	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/20521,9	100	95
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B,
(30-day Average USD-SOFR + 1.15%) 4.958% 12/18/20259,10	132	132
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A,
2.02% 2/20/20271,9	197	179
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B,
2.96% 2/20/20271,9	100	90
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A,
1.71% 2/20/20351,9	69	64
CarMax Auto Owner Trust, Series 2022-3, Class A2B,
(30-day Average USD-SOFR + 0.77%) 4.577% 9/15/20259,10	103	103
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/20601,9	354	317
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/20601,9	89	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/20601,9	91	79
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/20601,9	91	72
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/20611,9	319	276
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/20621,9	493	483
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/20249	36	36
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/20249	44	44
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/20391,9	131	123
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B,
(30-day Average USD-SOFR + 0.60%) 4.407% 2/15/20259,10	70	70
Freedom Financial, Series 2022-1FP, Class A, 0.94% 3/19/20291,9	7	7
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/20451,9	506	447
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/20461,9	85	72
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/20391,9	133	125
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B,
(30-day Average USD-SOFR + 0.71%) 4.536% 10/21/20249,10	76	76
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B,
(30-day Average USD-SOFR + 0.60%) 4.408% 9/16/20259,10	78	78
GM Financial Revolving Receivables Trust, Series 2022-1, Class A,
5.91% 10/11/20351,9	184	188
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/20251,9	247	228
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/20251,9	100	92
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/20271,9	268	234
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/20271,9	100	86
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/20271,9	100	83
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B,
(30-day Average USD-SOFR + 0.58%) 4.387% 5/15/20259,10	100	100
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/20691,9	46	40
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/20691,9	143	122
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/20621,9	211	187
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/20621,9	423	376
Nelnet Student Loan Trust, Series 2021-C, Class AFL,
(1-month USD-LIBOR + 0.74%) 5.093% 4/20/20621,9,10	218	212
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1,
1.91% 10/20/20611,9	935	792
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/20249	199	194
Nissan Auto Lease Trust, Series 2022-A, Class A2B,
(30-day Average USD-SOFR + 0.68%) 4.487% 8/15/20249,10	236	236
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/20271,9	100	92
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/20311,9	100	87
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/20271,9	100	98
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/20259	158	158
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/20269	577	578
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/20531,9	73	62

American Funds Insurance Series    123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Asset-backed obligations (continued)

	Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/20331,9	USD211	$188
	Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/20341,9,10	335	297
	Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B,
	(1-month USD-SOFR + 0.57%) 4.377% 8/15/20259,10	27	27
	Verizon Master Trust, Series 2022-3, Class A,
	3.01% 5/20/2027 (3.76% on 11/20/2023)9,12	160	157
	Verizon Master Trust, Series 2022-7, Class A1A,
	5.23% 11/22/2027 (5.98% on 11/20/2024)9,12	451	454
	Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/20249	102	100
	Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A,
	3.36% 8/15/20251,9	492	487
	Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/20261,9	80	79
	Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/20271,9	100	100
			9,532
Bonds & notes of governments & government agencies outside the U.S. 0.07%

	Peru (Republic of) 2.783% 1/23/2031	190	158
	Portuguese Republic 5.125% 10/15/2024	18	18
	Qatar (State of) 4.50% 4/23/2028	200	201
	Saudi Arabia (Kingdom of) 3.625% 3/4/2028	200	191
	United Mexican States 3.25% 4/16/2030	200	175

			743
Municipals 0.02%

California	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
0.00%	Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	15	12

Illinois	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	225	216
0.02%	Total municipals
			228

	Total bonds, notes & other debt instruments (cost: $218,921,000)
			207,479
Short-term securities 7.36%		Shares

Money market investments 6.84%

	Capital Group Central Cash Fund 4.31%6,13	779,601	77,952

Money market investments purchased with collateral from securities on loan 0.52%

	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%13,14	2,241,328	2,241
	Invesco Short-Term Investments Trust – Government & Agency Portfolio,
	Institutional Class 4.22%13,14	1,944,356	1,945
	Capital Group Central Cash Fund 4.31%6,13,14	17,119	1,712
			5,898
	Total short-term securities (cost: $83,839,000)
			83,850
	Total investment securities 102.99% (cost: $1,046,428,000)
			1,173,072
	Other assets less liabilities (2.99)%		(34,006)
	Net assets 100.00%
			$1,139,066

124    American Funds Insurance Series

Capital Income Builder (continued)

Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)

2 Year U.S. Treasury Note Futures	Long	203	March 2023	USD41,631	$ 49
5 Year U.S. Treasury Note Futures	Long	357	March 2023	38,531	(52)
10 Year Ultra U.S. Treasury Note Futures	Long	7	March 2023	828	(12)
10 Year U.S. Treasury Note Futures	Short	14	March 2023	(1,572)	11
20 Year U.S. Treasury Bond Futures	Long	9	March 2023	1,128	(13)
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2023	8,193	(62)

					$(79)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
Receive		Pay					Upfront	(depreciation)
				Notional		Value at	premium	appreciation

	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	$ (90)	$—	$ (90)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	5,635	(98)	—	(98)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	(99)	—	(99)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	(17)	—	(17)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	(76)	—	(76)
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	1,512	—	1,512
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	805	388	—	388

						$1,520	$—	$1,520
Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection
							Upfront	Unrealized
				Notional		Value at	premium	depreciation
Financing	Payment	Reference	Expiration	amount15	12/31/202216		paid	at 12/31/2022
rate received	frequency	index	date	(000)		(000)	(000)	(000)

5.00%	Quarterly	CDX.NA.HY.38	6/20/2027	USD6,138		$127	$174	$(47)

American Funds Insurance Series    125

Capital Income Builder (continued)

Investments in affiliates6

	Value of			Net	Net
					unrealized	Value of
	affiliates at			realized	(depreciation)	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Investment funds 2.46%
Capital Group Central Corporate Bond Fund	$30,304	$6,708	$3,076	$(677)	$(5,200)	$28,059	$ 900
Short-term securities 6.99%
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%13	42,892	254,586	219,519	(14)	7	77,952	1,714
Money market investments purchased with collateral
from securities on loan 0.15%
Capital Group Central Cash Fund 4.31%13,14	1,954		24217			1,712	—18
Total short-term securities						79,664
Total 9.45%
				$(691)	$(5,193)	$107,723	$2,614

1Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,234,000, which represented 1.78% of the net assets of the fund.

2Value determined using significant unobservable inputs.

3Security did not produce income during the last 12 months.

4Amount less than one thousand.

5All or a portion of this security was on loan. The total value of all such securities was $6,251,000, which represented .55% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

6Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

7All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,982,000, which represented .17% of the net assets of the fund.

8Index-linked bond whose principal amount moves with a government price index.

9Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

10Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

11Purchased on a TBA basis.

12Step bond; coupon rate may change at a later date.

13Rate represents the seven-day yield at 12/31/2022.

14Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

15The maximum potential amount the fund may pay as a protection seller should a credit event occur.

16The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

17Represents net activity. Refer to Note 5 for more information on securities lending.

18Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations
ADR = American Depositary Receipts	EFFR = Effective Federal Funds Rate	MXN = Mexican pesos
Assn. = Association	EUR = Euros	REIT = Real Estate Investment Trust
CAD = Canadian dollars	G.O. = General Obligation	SDR = Swedish Depositary Receipts
CDI = CREST Depository Interest	GBP = British pounds	SOFR = Secured Overnight Financing Rate
CME = CME Group	GDR = Global Depositary Receipts	TBA = To be announced
DAC = Designated Activity Company	LIBOR = London Interbank Offered Rate	USD = U.S. dollars
Refer to the notes to financial statements.

126    American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2022

Common stocks 67.78%			Value
		Shares	(000)

Health care	UnitedHealth Group, Inc.	929,300	$ 492,696
13.40%	Johnson & Johnson	2,030,000	358,600
	Pfizer, Inc.	5,493,542	281,489
	Humana, Inc.	500,000	256,095
	Gilead Sciences, Inc.	2,665,000	228,790
	Cigna Corp.	650,000	215,371
	AbbVie, Inc.	1,221,978	197,484
	Abbott Laboratories	1,600,000	175,664
	Eli Lilly and Company	400,469	146,508
	Vertex Pharmaceuticals, Inc.1	505,500	145,978
	CVS Health Corp.	1,453,100	135,414
	Regeneron Pharmaceuticals, Inc.1	187,220	135,077
	Centene Corp.1	1,235,513	101,324
	Bristol-Myers Squibb Company	1,374,818	98,918
	AstraZeneca PLC	461,000	62,565
	AstraZeneca PLC (ADR)	249,881	16,942
	Thermo Fisher Scientific, Inc.	116,000	63,880
	Alnylam Pharmaceuticals, Inc.1	261,834	62,225
	Novo Nordisk A/S, Class B	246,400	33,363
	AbCellera Biologics, Inc.1,2	2,871,293	29,086
	Seagen, Inc.1	170,500	21,911
	Rotech Healthcare, Inc.1,3,4	184,138	19,703
	Elevance Health, Inc.	37,542	19,258
	Zoetis, Inc., Class A	95,618	14,013
	Karuna Therapeutics, Inc.1	57,100	11,220
			3,323,574

Consumer	Aramark	11,375,152	470,249
discretionary	Home Depot, Inc.	1,206,200	380,990
9.59%	General Motors Company	6,575,000	221,183
	Booking Holdings, Inc.1	87,604	176,546
	Lennar Corp., Class A	1,357,800	122,881
	Dollar General Corp.	493,075	121,420
	LVMH Moët Hennessy-Louis Vuitton SE	165,700	120,372
	Amazon.com, Inc.1	1,340,400	112,594
	Target Corp.	750,000	111,780
	Etsy, Inc.1	840,578	100,684
	Entain PLC	6,000,000	96,202
	Burlington Stores, Inc.1	431,484	87,488
	D.R. Horton, Inc.	870,000	77,552
	Royal Caribbean Cruises, Ltd.1	1,014,324	50,138
	YUM! Brands, Inc.	277,000	35,478
	Dollar Tree Stores, Inc.1	185,000	26,166
	YETI Holdings, Inc.1	495,471	20,468
	Darden Restaurants, Inc.	142,000	19,643
	Chipotle Mexican Grill, Inc.1	9,709	13,471
	Li Auto, Inc., Class A (ADR)1,2	350,694	7,154
	Xpeng, Inc., Class A (ADR)1,2	703,800	6,996
			2,379,455

Financials	Aon PLC, Class A	807,600	242,393
9.21%	Chubb, Ltd.	800,000	176,480
	Apollo Asset Management, Inc.	2,630,627	167,808
	Synchrony Financial	4,100,000	134,726
	JPMorgan Chase & Co.	973,100	130,493
	First Republic Bank	1,000,000	121,890
	Bank of America Corp.	3,000,000	99,360
	Arthur J. Gallagher & Co.	476,724	89,881
	Capital One Financial Corp.	850,000	79,016
	Blue Owl Capital, Inc., Class A2	7,085,161	75,103

American Funds Insurance Series    127

Asset Allocation Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Financials	Goldman Sachs Group, Inc.	213,000	$ 73,140
(continued)	Ares Management Corp., Class A	1,015,403	69,494
	KKR & Co., Inc.	1,497,000	69,491
	Nasdaq, Inc.	1,098,300	67,381
	Charles Schwab Corp.	801,126	66,702
	CME Group, Inc., Class A	380,200	63,934
	Discover Financial Services	600,000	58,698
	Toronto-Dominion Bank (CAD denominated)2	885,700	57,348
	SLM Corp.	3,345,000	55,527
	Intercontinental Exchange, Inc.	538,487	55,243
	Blackstone, Inc., nonvoting shares	737,500	54,715
	S&P Global, Inc.	118,700	39,757
	Brookfield Corp., Class A	1,260,000	39,640
	The Bank of N.T. Butterfield & Son, Ltd.	1,120,585	33,405
	Morgan Stanley	339,372	28,853
	Antin Infrastructure Partners SA	1,243,300	27,033
	EQT AB	1,250,263	26,646
	Wells Fargo & Company	570,000	23,535
	Progressive Corp.	105,000	13,620
	Bridgepoint Group PLC	5,809,554	13,461
	OneMain Holdings, Inc.	300,000	9,993
	Brookfield Asset Management, Ltd., Class A	315,000	9,031
	Islandsbanki hf.	9,555,235	8,073
	Jonah Energy Parent, LLC3	32,117	1,899
	Sberbank of Russia PJSC1,3	8,880,000	—5
			2,283,769

Information	Microsoft Corp.	3,355,454	804,705
technology	Broadcom, Inc.	1,249,134	698,428
8.88%	ASML Holding NV (New York registered) (ADR)	316,764	173,080
	MKS Instruments, Inc.	1,600,000	135,568
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,275,000	94,975
	Mastercard, Inc., Class A	195,977	68,147
	NVIDIA Corp.	332,696	48,620
	MediaTek, Inc.	1,463,000	29,717
	Oracle Corp.	321,820	26,306
	Paychex, Inc.	205,595	23,759
	GoDaddy, Inc., Class A1	281,000	21,024
	Apple, Inc.	150,000	19,490
	KLA Corp.	49,000	18,474
	MicroStrategy, Inc., Class A1	96,100	13,605
	Applied Materials, Inc.	135,000	13,146
	Snowflake, Inc., Class A1	85,810	12,317
			2,201,361

Consumer staples	Philip Morris International, Inc.	9,438,592	955,280
6.59%	Nestlé SA	1,954,200	225,682
	Archer Daniels Midland Company	1,880,000	174,558
	British American Tobacco PLC (ADR)	2,634,146	105,313
	British American Tobacco PLC	1,080,000	42,849
	Altria Group, Inc.	1,570,000	71,764
	Avenue Supermarts, Ltd.1	970,539	47,566
	Costco Wholesale Corp.	26,000	11,869

			1,634,881

Industrials	Northrop Grumman Corp.	933,553	509,356
6.22%	Lockheed Martin Corp.	474,900	231,034
	L3Harris Technologies, Inc.	1,094,000	227,782
	Boeing Company1	1,039,506	198,015

128    American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Industrials	Caterpillar, Inc.	618,000	$ 148,048
(continued)	CSX Corp.	2,628,369	81,427
	Raytheon Technologies Corp.	395,000	39,863
	General Electric Co.	288,000	24,132
	Huntington Ingalls Industries, Inc.	100,000	23,068
	AMETEK, Inc.	140,000	19,561
	Chart Industries, Inc.1	130,200	15,003
	Copart, Inc.1	232,000	14,126
	Storskogen Group AB, Class B	16,853,587	12,088

			1,543,503

Communication	Alphabet, Inc., Class C1	2,992,500	265,525
services	Alphabet, Inc., Class A1	1,269,460	112,004
4.72%	Charter Communications, Inc., Class A1	821,000	278,401
	Meta Platforms, Inc., Class A1	1,777,348	213,886
	Netflix, Inc.1	384,527	113,390
	Comcast Corp., Class A	2,874,400	100,518
	ZoomInfo Technologies, Inc.1	1,747,900	52,629
	Activision Blizzard, Inc.	400,000	30,620
	Electronic Arts, Inc.	35,000	4,276

			1,171,249

Energy	Canadian Natural Resources, Ltd. (CAD denominated)2	7,515,800	417,366
4.12%	Pioneer Natural Resources Company	752,000	171,749
	ConocoPhillips	1,252,000	147,736
	Cenovus Energy, Inc. (CAD denominated)	7,500,000	145,513
	Hess Corp.	400,000	56,728
	Chevron Corp.	270,000	48,462
	TC Energy Corp.	631,700	25,180
	Equitrans Midstream Corp.	718,490	4,814
	Diamond Offshore Drilling, Inc.1	266,381	2,770
	Altera Infrastructure, LP1,3	6,273	497
	Constellation Oil Services Holding SA, Class B-11,3	480,336	53
	McDermott International, Ltd.1	30,762	10
	Bighorn Permian Resources, LLC3	4,392	—5
			1,020,878

Materials	Corteva, Inc.	4,365,508	256,605
3.45%	Mosaic Co.	1,940,000	85,108
	Linde PLC	256,541	83,678
	Royal Gold, Inc.	700,000	78,904
	Wheaton Precious Metals Corp.	1,785,000	69,758
	Nucor Corp.	500,000	65,905
	Franco-Nevada Corp.	347,089	47,313
	First Quantum Minerals, Ltd.	2,100,000	43,877
	ATI, Inc.1	1,350,000	40,311
	Vale SA, ordinary nominative shares	1,750,000	29,460
	Nutrien, Ltd. (CAD denominated)	400,272	29,222
	Lundin Mining Corp.2	4,320,000	26,513
			856,654

Real estate	VICI Properties, Inc. REIT	2,769,449	89,730
0.96%	Gaming and Leisure Properties, Inc. REIT	1,593,566	83,009
	Equinix, Inc. REIT	63,445	41,559
	Crown Castle, Inc. REIT	166,000	22,516

			236,814

American Funds Insurance Series    129

Asset Allocation Fund (continued)

Common stocks (continued)			Value
		Shares	(000)

Utilities	CenterPoint Energy, Inc.	1,717,846	$51,518
0.64%	Exelon Corp.	779,231	33,686
	AES Corp.	983,067	28,273
	Sempra Energy	132,039	20,405
	FirstEnergy Corp.	307,000	12,876
	Constellation Energy Corp.	138,666	11,955

			158,713
	Total common stocks (cost: $11,870,390,000)
			16,810,851
Preferred securities 0.00%

Industrials	ACR III LSC Holdings, LLC, Series B, preferred shares1,3,6	450	189
0.00%	Total preferred securities (cost: $466,000)
			189

Rights & warrants 0.00%

Energy	Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/20711,3	4	—5
0.00%
	Total rights & warrants (cost: $0)		—5

Convertible stocks 0.26%

Health care	Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/20243,4	50,000	63,388
0.26%	Total convertible stocks (cost: $50,000,000)
			63,388

Investment funds 5.51%

	Capital Group Central Corporate Bond Fund7	167,745,028	1,367,122
	Total investment funds (cost: $1,676,023,000)		1,367,122
Bonds, notes & other debt instruments 21.72%		Principal amount

		(000)

Mortgage-backed obligations 7.58%

Federal agency	Fannie Mae Pool #AD7072 4.00% 6/1/20258	USD2	2
mortgage-backed	Fannie Mae Pool #AE2321 4.00% 8/1/20258	1	1
obligations	Fannie Mae Pool #AE3069 4.00% 9/1/20258	1	1
7.02%	Fannie Mae Pool #AH0829 4.00% 1/1/20268	1	1
	Fannie Mae Pool #AH6431 4.00% 2/1/20268	168	165
	Fannie Mae Pool #AH5618 4.00% 2/1/20268	2	1
	Fannie Mae Pool #890329 4.00% 4/1/20268	27	26
	Fannie Mae Pool #MA1109 4.00% 5/1/20278	2	2
	Fannie Mae Pool #MA3653 3.00% 3/1/20298	13	12
	Fannie Mae Pool #AL8347 4.00% 3/1/20298	185	181
	Fannie Mae Pool #254767 5.50% 6/1/20338	208	214
	Fannie Mae Pool #555956 5.50% 12/1/20338	131	135
	Fannie Mae Pool #BN1085 4.00% 1/1/20348	411	403
	Fannie Mae Pool #BN3172 4.00% 1/1/20348	162	158
	Fannie Mae Pool #929185 5.50% 1/1/20368	383	396
	Fannie Mae Pool #893641 6.00% 9/1/20368	776	811
	Fannie Mae Pool #893688 6.00% 10/1/20368	164	171
	Fannie Mae Pool #AS8554 3.00% 12/1/20368	5,967	5,542
	Fannie Mae Pool #907239 6.00% 12/1/20368	54	56
	Fannie Mae Pool #928031 6.00% 1/1/20378	63	65
	Fannie Mae Pool #888292 6.00% 3/1/20378	547	571
	Fannie Mae Pool #AD0249 5.50% 4/1/20378	111	114

130    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #190379 5.50% 5/1/20378	USD55	$57
mortgage-backed	Fannie Mae Pool #924952 6.00% 8/1/20378	865	903
obligations	Fannie Mae Pool #888637 6.00% 9/1/20378	10	10
(continued)	Fannie Mae Pool #995674 6.00% 5/1/20388	310	324
	Fannie Mae Pool #AD0119 6.00% 7/1/20388	938	984
	Fannie Mae Pool #995224 6.00% 9/1/20388	8	8
	Fannie Mae Pool #AE0021 6.00% 10/1/20388	286	298
	Fannie Mae Pool #AL7164 6.00% 10/1/20388	196	201
	Fannie Mae Pool #889983 6.00% 10/1/20388	18	19
	Fannie Mae Pool #AD0095 6.00% 11/1/20388	689	717
	Fannie Mae Pool #AB0538 6.00% 11/1/20388	110	114
	Fannie Mae Pool #995391 6.00% 11/1/20388	14	15
	Fannie Mae Pool #AD0833 6.00% 1/1/20398	—5	—5
	Fannie Mae Pool #AL0309 6.00% 1/1/20408	62	65
	Fannie Mae Pool #AL0013 6.00% 4/1/20408	182	190
	Fannie Mae Pool #AL7228 6.00% 4/1/20418	242	248
	Fannie Mae Pool #AB4536 6.00% 6/1/20418	413	428
	Fannie Mae Pool #MA4387 2.00% 7/1/20418	7,655	6,462
	Fannie Mae Pool #MA4501 2.00% 12/1/20418	8,791	7,421
	Fannie Mae Pool #FS0305 1.50% 1/1/20428	22,809	18,688
	Fannie Mae Pool #MA4520 2.00% 1/1/20428	14,931	12,603
	Fannie Mae Pool #AP2131 3.50% 8/1/20428	3,155	2,956
	Fannie Mae Pool #AU8813 4.00% 11/1/20438	2,218	2,169
	Fannie Mae Pool #AU9348 4.00% 11/1/20438	1,262	1,234
	Fannie Mae Pool #AU9350 4.00% 11/1/20438	1,052	1,015
	Fannie Mae Pool #AL8773 3.50% 2/1/20458	5,278	4,945
	Fannie Mae Pool #FM9416 3.50% 7/1/20458	8,847	8,192
	Fannie Mae Pool #AL8354 3.50% 10/1/20458	1,320	1,231
	Fannie Mae Pool #AL8522 3.50% 5/1/20468	2,806	2,610
	Fannie Mae Pool #BC7611 4.00% 5/1/20468	113	109
	Fannie Mae Pool #AS8310 3.00% 11/1/20468	373	335
	Fannie Mae Pool #BD9307 4.00% 11/1/20468	1,322	1,263
	Fannie Mae Pool #BD9699 3.50% 12/1/20468	1,482	1,375
	Fannie Mae Pool #BE1290 3.50% 2/1/20478	2,160	2,005
	Fannie Mae Pool #BM1179 3.00% 4/1/20478	470	421
	Fannie Mae Pool #256975 7.00% 10/1/20478	2	2
	Fannie Mae Pool #CA0770 3.50% 11/1/20478	1,522	1,415
	Fannie Mae Pool #257036 7.00% 11/1/20478	6	7
	Fannie Mae Pool #MA3211 4.00% 12/1/20478	2,648	2,535
	Fannie Mae Pool #MA3277 4.00% 2/1/20488	11	10
	Fannie Mae Pool #BK5255 4.00% 5/1/20488	11	11
	Fannie Mae Pool #FM3278 3.50% 11/1/20488	16,898	15,676
	Fannie Mae Pool #FM3280 3.50% 5/1/20498	2,314	2,144
	Fannie Mae Pool #CA4756 3.00% 12/1/20498	1,745	1,556
	Fannie Mae Pool #CA5659 2.50% 5/1/20508	2,353	1,999
	Fannie Mae Pool #CA5968 2.50% 6/1/20508	5,666	4,869
	Fannie Mae Pool #CA6593 2.50% 8/1/20508	12,778	11,002
	Fannie Mae Pool #CA7599 2.50% 11/1/20508	1,607	1,386
	Fannie Mae Pool #FM4897 3.00% 11/1/20508	14,598	13,142
	Fannie Mae Pool #CA8828 2.50% 2/1/20518	4,022	3,458
	Fannie Mae Pool #CA9291 2.50% 2/1/20518	52	44
	Fannie Mae Pool #CA9390 2.50% 3/1/20518	666	565
	Fannie Mae Pool #CB0290 2.00% 4/1/20518	4,822	3,945
	Fannie Mae Pool #FM7741 2.50% 5/1/20518	816	693
	Fannie Mae Pool #FM8453 3.00% 8/1/20518	4,876	4,347
	Fannie Mae Pool #FM8436 2.50% 9/1/20518	45	39
	Fannie Mae Pool #CB1810 3.00% 10/1/20518	165	145
	Fannie Mae Pool #BU0616 2.50% 11/1/20518	49	42
	Fannie Mae Pool #CB2078 3.00% 11/1/20518	9,882	8,696
	Fannie Mae Pool #CB2286 2.50% 12/1/20518	17,352	14,835
	Fannie Mae Pool #CB2402 2.50% 12/1/20518	10,959	9,290

American Funds Insurance Series    131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #CB2375 2.50% 12/1/20518	USD7,995	$ 6,825
mortgage-backed	Fannie Mae Pool #BU8372 2.50% 12/1/20518	955	812
obligations	Fannie Mae Pool #CB2323 2.50% 12/1/20518	947	805
(continued)	Fannie Mae Pool #CB2312 2.50% 12/1/20518	366	311
	Fannie Mae Pool #CB2319 2.50% 12/1/20518	196	168
	Fannie Mae Pool #BT9510 2.50% 12/1/20518	94	81
	Fannie Mae Pool #BT9483 2.50% 12/1/20518	95	81
	Fannie Mae Pool #CB2372 2.50% 12/1/20518	93	80
	Fannie Mae Pool #FS0235 2.50% 1/1/20528	12,638	10,713
	Fannie Mae Pool #FS0182 3.00% 1/1/20528	13,050	11,488
	Fannie Mae Pool #FS0303 3.00% 1/1/20528	978	859
	Fannie Mae Pool #CB3666 2.50% 2/1/20528	24,794	21,026
	Fannie Mae Pool #FS0546 2.50% 2/1/20528	11,820	10,020
	Fannie Mae Pool #BV4367 2.50% 2/1/20528	818	695
	Fannie Mae Pool #FS0613 2.50% 2/1/20528	736	625
	Fannie Mae Pool #BV9531 2.50% 2/1/20528	721	612
	Fannie Mae Pool #BU8226 2.50% 2/1/20528	612	520
	Fannie Mae Pool #BV4259 2.50% 2/1/20528	596	507
	Fannie Mae Pool #BV3216 2.50% 2/1/20528	487	413
	Fannie Mae Pool #BU7298 2.50% 2/1/20528	361	306
	Fannie Mae Pool #BV0307 2.50% 2/1/20528	75	63
	Fannie Mae Pool #BV3495 2.50% 2/1/20528	64	55
	Fannie Mae Pool #FS0647 3.00% 2/1/20528	67,926	60,633
	Fannie Mae Pool #CB2896 3.00% 2/1/20528	7,625	6,703
	Fannie Mae Pool #CB5013 2.50% 3/1/20528	3,992	3,392
	Fannie Mae Pool #BV6631 2.50% 3/1/20528	921	782
	Fannie Mae Pool #BV8086 2.50% 3/1/20528	596	508
	Fannie Mae Pool #BT8111 2.50% 3/1/20528	593	503
	Fannie Mae Pool #BV4173 2.50% 3/1/20528	525	446
	Fannie Mae Pool #BU8885 2.50% 3/1/20528	507	431
	Fannie Mae Pool #FS0831 3.00% 3/1/20528	16,034	14,095
	Fannie Mae Pool #CB3170 3.00% 3/1/20528	7,000	6,156
	Fannie Mae Pool #CB3410 3.00% 3/1/20528	158	139
	Fannie Mae Pool #MA4578 2.50% 4/1/20528	31,872	27,036
	Fannie Mae Pool #BV5332 2.50% 4/1/20528	966	820
	Fannie Mae Pool #BV4656 2.50% 4/1/20528	873	741
	Fannie Mae Pool #BV2996 2.50% 4/1/20528	814	691
	Fannie Mae Pool #CB3351 2.50% 4/1/20528	739	628
	Fannie Mae Pool #BV4182 2.50% 4/1/20528	730	620
	Fannie Mae Pool #FS1922 2.50% 4/1/20528	716	608
	Fannie Mae Pool #BV8569 2.50% 4/1/20528	683	580
	Fannie Mae Pool #BV7698 2.50% 4/1/20528	620	526
	Fannie Mae Pool #BV7717 2.50% 4/1/20528	593	504
	Fannie Mae Pool #BU8933 3.00% 4/1/20528	1,825	1,604
	Fannie Mae Pool #CB3364 3.00% 4/1/20528	457	402
	Fannie Mae Pool #BU8825 2.50% 5/1/20528	1,018	864
	Fannie Mae Pool #BW2204 2.50% 5/1/20528	885	752
	Fannie Mae Pool #BV9818 2.50% 5/1/20528	790	672
	Fannie Mae Pool #BW0160 2.50% 5/1/20528	665	565
	Fannie Mae Pool #MA4598 2.50% 5/1/20528	162	137
	Fannie Mae Pool #BV9644 2.50% 5/1/20528	89	76
	Fannie Mae Pool #FS1877 3.00% 5/1/20528	5,704	5,012
	Fannie Mae Pool #BV7238 3.00% 5/1/20528	1,886	1,658
	Fannie Mae Pool #CB3495 3.00% 5/1/20528	1,867	1,640
	Fannie Mae Pool #BT7819 3.00% 5/1/20528	138	121
	Fannie Mae Pool #BW1436 4.50% 5/1/20528	3,137	3,023
	Fannie Mae Pool #MA4624 3.00% 6/1/20528	1,431	1,257
	Fannie Mae Pool #BW2935 3.00% 6/1/20528	747	657
	Fannie Mae Pool #BW1449 3.00% 6/1/20528	400	352
	Fannie Mae Pool #BV9701 3.00% 6/1/20528	114	100
	Fannie Mae Pool #BW5663 4.50% 6/1/20528	2,906	2,800

132    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #CB4534 4.50% 6/1/20528	USD2,080	$ 2,004
mortgage-backed	Fannie Mae Pool #FS2239 2.50% 7/1/20528	10,586	8,987
obligations	Fannie Mae Pool #MA4652 2.50% 7/1/20528	7,000	5,940
(continued)	Fannie Mae Pool #BV7868 2.50% 7/1/20528	996	845
	Fannie Mae Pool #BV2584 2.50% 7/1/20528	602	510
	Fannie Mae Pool #BW5528 2.50% 7/1/20528	525	445
	Fannie Mae Pool #BW6043 2.50% 7/1/20528	62	53
	Fannie Mae Pool #BW5579 3.50% 7/1/20528	2,000	1,819
	Fannie Mae Pool #CB4159 4.00% 7/1/20528	1,519	1,427
	Fannie Mae Pool #FS2555 4.50% 7/1/20528	125	120
	Fannie Mae Pool #MA4743 2.50% 8/1/20528	6,986	5,925
	Fannie Mae Pool #BW7293 3.50% 8/1/20528	3,000	2,729
	Fannie Mae Pool #CB4363 3.50% 8/1/20528	960	874
	Fannie Mae Pool #BV7903 3.50% 8/1/20528	200	182
	Fannie Mae Pool #BV8024 4.00% 8/1/20528	1,924	1,807
	Fannie Mae Pool #BW7302 4.00% 8/1/20528	289	272
	Fannie Mae Pool #BW4199 4.50% 8/1/20528	2,996	2,887
	Fannie Mae Pool #BW3035 4.50% 8/1/20528	2,532	2,440
	Fannie Mae Pool #BW5789 4.50% 8/1/20528	999	963
	Fannie Mae Pool #BW6395 4.50% 8/1/20528	999	962
	Fannie Mae Pool #BW7349 3.00% 9/1/20528	1,886	1,658
	Fannie Mae Pool #BW7780 3.00% 9/1/20528	219	192
	Fannie Mae Pool #MA4732 4.00% 9/1/20528	56,336	52,898
	Fannie Mae Pool #BW7326 4.00% 9/1/20528	1,648	1,547
	Fannie Mae Pool #BW9348 4.00% 9/1/20528	1,429	1,342
	Fannie Mae Pool #BW8103 4.00% 9/1/20528	1,353	1,271
	Fannie Mae Pool #MA4733 4.50% 9/1/20528	12,197	11,752
	Fannie Mae Pool #BV0957 4.50% 9/1/20528	3,075	2,962
	Fannie Mae Pool #BW1192 4.50% 9/1/20528	2,185	2,105
	Fannie Mae Pool #BW1201 5.00% 9/1/20528	2,361	2,331
	Fannie Mae Pool #MA4824 2.50% 10/1/20528	94	80
	Fannie Mae Pool #MA4782 3.50% 10/1/20528	3,000	2,729
	Fannie Mae Pool #BW8980 4.00% 10/1/20528	5,340	5,014
	Fannie Mae Pool #BW1210 4.00% 10/1/20528	4,034	3,788
	Fannie Mae Pool #BW7356 4.00% 10/1/20528	3,356	3,151
	Fannie Mae Pool #BX0509 4.00% 10/1/20528	1,444	1,356
	Fannie Mae Pool #MA4784 4.50% 10/1/20528	14,120	13,605
	Fannie Mae Pool #CB4959 4.50% 10/1/20528	9,275	8,936
	Fannie Mae Pool #BV0961 4.50% 10/1/20528	3,995	3,849
	Fannie Mae Pool #BW8981 4.50% 10/1/20528	2,309	2,224
	Fannie Mae Pool #BX0097 4.50% 10/1/20528	998	962
	Fannie Mae Pool #MA4785 5.00% 10/1/20528	3,500	3,455
	Fannie Mae Pool #MA4887 2.50% 11/1/20528	1,448	1,228
	Fannie Mae Pool #MA4854 2.50% 11/1/20528	902	765
	Fannie Mae Pool #BW1309 2.50% 11/1/20528	813	690
	Fannie Mae Pool #MA4885 3.00% 11/1/20528	801	704
	Fannie Mae Pool #FS3279 3.50% 11/1/20528	9,999	9,099
	Fannie Mae Pool #MA4803 3.50% 11/1/20528	1,000	910
	Fannie Mae Pool #MA4804 4.00% 11/1/20528	6,621	6,217
	Fannie Mae Pool #BW1310 4.00% 11/1/20528	1,509	1,417
	Fannie Mae Pool #BX3075 4.50% 11/1/20528	2,973	2,865
	Fannie Mae Pool #MA4911 3.00% 12/1/20528	650	571
	Fannie Mae Pool #MA4838 3.50% 12/1/20528	4,500	4,093
	Fannie Mae Pool #MA4839 4.00% 12/1/20528	4,000	3,756
	Fannie Mae Pool #MA4841 5.00% 12/1/20528	6,256	6,175
	Fannie Mae Pool #MA4877 6.50% 12/1/20528	1,000	1,026
	Fannie Mae Pool #MA4868 5.00% 1/1/20538	7,999	7,896
	Fannie Mae Pool #BX4609 5.00% 1/1/20538	1,277	1,261
	Fannie Mae Pool #MA4869 5.50% 1/1/20538	100	100
	Fannie Mae Pool #MA4895 6.50% 1/1/20538	7,427	7,618
	Fannie Mae Pool #BM6736 4.50% 11/1/20598	11,696	11,413

American Funds Insurance Series    133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #BF0497 3.00% 7/1/20608	USD4,130	$ 3,619
mortgage-backed	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/20418	24	26
obligations	Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/20418	84	86
(continued)	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/20238,9	1,660	1,644
	Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 12/25/20238,9	1,909	1,877
	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/20248,9	1,338	1,314
	Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 7/25/20248,9	3,273	3,169
	Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.471% 12/25/20268,9	7,323	6,758
	Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/20278,9	2,602	2,446
	Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/20368	39	32
	Freddie Mac Pool #C91912 3.00% 2/1/20378	11,022	10,254
	Freddie Mac Pool #G03978 5.00% 3/1/20388	420	429
	Freddie Mac Pool #G04553 6.50% 9/1/20388	48	51
	Freddie Mac Pool #G08347 4.50% 6/1/20398	67	67
	Freddie Mac Pool #C03518 5.00% 9/1/20408	572	580
	Freddie Mac Pool #Q05807 4.00% 1/1/20428	1,648	1,586
	Freddie Mac Pool #Q23185 4.00% 11/1/20438	1,303	1,275
	Freddie Mac Pool #Q23190 4.00% 11/1/20438	758	732
	Freddie Mac Pool #760014 2.74% 8/1/20458,9	179	173
	Freddie Mac Pool #Q37988 4.00% 12/1/20458	5,730	5,510
	Freddie Mac Pool #G60344 4.00% 12/1/20458	4,930	4,740
	Freddie Mac Pool #Z40130 3.00% 1/1/20468	4,452	4,029
	Freddie Mac Pool #Q41090 4.50% 6/1/20468	204	200
	Freddie Mac Pool #Q41909 4.50% 7/1/20468	242	238
	Freddie Mac Pool #760015 2.561% 1/1/20478,9	444	420
	Freddie Mac Pool #Q46021 3.50% 2/1/20478	1,150	1,068
	Freddie Mac Pool #SI2002 4.00% 3/1/20488	2,336	2,234
	Freddie Mac Pool #SD8106 2.00% 11/1/20508	33,078	27,081
	Freddie Mac Pool #SD7528 2.00% 11/1/20508	17,984	14,872
	Freddie Mac Pool #QC2344 2.50% 4/1/20518	966	821
	Freddie Mac Pool #RA5288 2.00% 5/1/20518	30,665	25,100
	Freddie Mac Pool #SD8151 2.50% 6/1/20518	330	281
	Freddie Mac Pool #RA5782 2.50% 9/1/20518	10,333	8,855
	Freddie Mac Pool #SD7545 2.50% 9/1/20518	7,074	6,091
	Freddie Mac Pool #RA5759 2.50% 9/1/20518	2,039	1,728
	Freddie Mac Pool #QC7910 2.50% 9/1/20518	931	795
	Freddie Mac Pool #QC6921 2.50% 9/1/20518	911	774
	Freddie Mac Pool #RA5971 3.00% 9/1/20518	6,901	6,123
	Freddie Mac Pool #QC6456 3.00% 9/1/20518	701	616
	Freddie Mac Pool #RA6107 2.50% 10/1/20518	5,385	4,568
	Freddie Mac Pool #QC8778 2.50% 10/1/20518	462	392
	Freddie Mac Pool #QC9156 2.50% 10/1/20518	327	278
	Freddie Mac Pool #QC7814 2.50% 10/1/20518	27	23
	Freddie Mac Pool #RA6231 2.50% 11/1/20518	1,993	1,690
	Freddie Mac Pool #QC9944 2.50% 11/1/20518	1,474	1,251
	Freddie Mac Pool #QD1746 2.50% 11/1/20518	933	792
	Freddie Mac Pool #QC9788 2.50% 11/1/20518	930	790
	Freddie Mac Pool #QD1523 2.50% 11/1/20518	218	185
	Freddie Mac Pool #RA6483 2.50% 12/1/20518	6,952	5,934
	Freddie Mac Pool #RA7081 2.50% 12/1/20518	2,698	2,288
	Freddie Mac Pool #QD3362 2.50% 12/1/20518	854	725
	Freddie Mac Pool #RA6433 2.50% 12/1/20518	43	37
	Freddie Mac Pool #RA6485 3.00% 12/1/20518	1,935	1,701
	Freddie Mac Pool #RA6428 3.00% 12/1/20518	420	369
	Freddie Mac Pool #SD0853 2.50% 1/1/20528	5,650	4,790
	Freddie Mac Pool #SD7552 2.50% 1/1/20528	2,429	2,077
	Freddie Mac Pool #SD0854 2.50% 1/1/20528	1,987	1,688
	Freddie Mac Pool #RA6615 2.50% 1/1/20528	600	510
	Freddie Mac Pool #QD5254 2.50% 1/1/20528	597	507
	Freddie Mac Pool #SD8194 2.50% 2/1/20528	642	545
	Freddie Mac Pool #QD9066 2.50% 2/1/20528	501	426

134    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Pool #QD6379 2.50% 2/1/20528	USD97	$83
mortgage-backed	Freddie Mac Pool #QD6971 2.50% 2/1/20528	63	54
obligations	Freddie Mac Pool #QD7312 2.50% 2/1/20528	32	27
(continued)	Freddie Mac Pool #RA6806 3.00% 2/1/20528	2,000	1,758
	Freddie Mac Pool #QD6948 3.00% 2/1/20528	1,906	1,676
	Freddie Mac Pool #RA6608 3.00% 2/1/20528	954	838
	Freddie Mac Pool #QD7089 3.50% 2/1/20528	1,195	1,089
	Freddie Mac Pool #QD8976 2.50% 3/1/20528	952	809
	Freddie Mac Pool #QE0957 2.50% 3/1/20528	875	743
	Freddie Mac Pool #RA6959 2.50% 3/1/20528	766	651
	Freddie Mac Pool #QE0615 2.50% 3/1/20528	606	515
	Freddie Mac Pool #SD8200 2.50% 3/1/20528	437	371
	Freddie Mac Pool #QD8152 2.50% 3/1/20528	367	312
	Freddie Mac Pool #QD8673 3.00% 3/1/20528	1,542	1,356
	Freddie Mac Pool #RA6992 3.00% 3/1/20528	1,097	964
	Freddie Mac Pool #SD8205 2.50% 4/1/20528	6,581	5,582
	Freddie Mac Pool #QD9911 2.50% 4/1/20528	2,676	2,269
	Freddie Mac Pool #QE0800 2.50% 4/1/20528	2,628	2,231
	Freddie Mac Pool #QE0170 2.50% 4/1/20528	1,711	1,451
	Freddie Mac Pool #QE3079 2.50% 4/1/20528	932	792
	Freddie Mac Pool #QD9907 2.50% 4/1/20528	850	722
	Freddie Mac Pool #QE0407 2.50% 4/1/20528	769	653
	Freddie Mac Pool #QE5290 2.50% 4/1/20528	740	628
	Freddie Mac Pool #QE0025 2.50% 4/1/20528	549	466
	Freddie Mac Pool #QE0799 2.50% 4/1/20528	123	105
	Freddie Mac Pool #SD7554 2.50% 4/1/20528	94	80
	Freddie Mac Pool #QE2101 2.50% 4/1/20528	45	38
	Freddie Mac Pool #SD8206 3.00% 4/1/20528	800	703
	Freddie Mac Pool #RA7063 3.50% 4/1/20528	22,000	20,028
	Freddie Mac Pool #QE2352 2.50% 5/1/20528	40	34
	Freddie Mac Pool #QE1793 3.00% 5/1/20528	1,910	1,679
	Freddie Mac Pool #QE3080 3.00% 5/1/20528	400	351
	Freddie Mac Pool #RA7386 3.50% 5/1/20528	7,332	6,669
	Freddie Mac Pool #SD8220 3.00% 6/1/20528	4,451	3,913
	Freddie Mac Pool #QE4383 4.00% 6/1/20528	2,336	2,193
	Freddie Mac Pool #QE6097 2.50% 7/1/20528	83	71
	Freddie Mac Pool #QE5714 3.50% 7/1/20528	4,000	3,639
	Freddie Mac Pool #QE6274 3.50% 7/1/20528	4,000	3,638
	Freddie Mac Pool #SD8226 3.50% 7/1/20528	2,667	2,426
	Freddie Mac Pool #QE5983 3.50% 7/1/20528	2,000	1,819
	Freddie Mac Pool #QE7680 4.50% 7/1/20528	2,533	2,441
	Freddie Mac Pool #RA7747 2.50% 8/1/20528	2,681	2,273
	Freddie Mac Pool #QE8026 2.50% 8/1/20528	1,675	1,421
	Freddie Mac Pool #SD8234 2.50% 8/1/20528	32	27
	Freddie Mac Pool #RA7749 3.50% 8/1/20528	13,390	12,181
	Freddie Mac Pool #QE9057 4.00% 8/1/20528	1,231	1,156
	Freddie Mac Pool #QE7157 4.00% 8/1/20528	224	210
	Freddie Mac Pool #SD1576 5.00% 8/1/20528	3,206	3,165
	Freddie Mac Pool #SD8262 2.50% 9/1/20528	9,650	8,185
	Freddie Mac Pool #QF0923 2.50% 9/1/20528	597	506
	Freddie Mac Pool #SD8242 3.00% 9/1/20528	17,971	15,797
	Freddie Mac Pool #SD8243 3.50% 9/1/20528	4,039	3,675
	Freddie Mac Pool #SD8244 4.00% 9/1/20528	4,000	3,756
	Freddie Mac Pool #QE9625 4.00% 9/1/20528	1,586	1,489
	Freddie Mac Pool #QF0152 4.50% 9/1/20528	1,531	1,475
	Freddie Mac Pool #SD8246 5.00% 9/1/20528	79,771	78,743
	Freddie Mac Pool #RA7938 5.00% 9/1/20528	1,321	1,304
	Freddie Mac Pool #QF1751 2.50% 10/1/20528	946	803
	Freddie Mac Pool #SD8271 2.50% 10/1/20528	579	491
	Freddie Mac Pool #QF1464 4.00% 10/1/20528	1,521	1,429
	Freddie Mac Pool #QF1489 4.00% 10/1/20528	1,281	1,203

American Funds Insurance Series    135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)			Principal amount	Value
			(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Pool #SD8256 4.00% 10/1/20528		USD1,000	$ 939
mortgage-backed	Freddie Mac Pool #QF1925 4.00% 10/1/20528		1,000	939
obligations	Freddie Mac Pool #SD8257 4.50% 10/1/20528		53,823	51,858
(continued)	Freddie Mac Pool #QF3304 5.00% 10/1/20528		3,694	3,646
	Freddie Mac Pool #SD8291 2.50% 11/1/20528		855	725
	Freddie Mac Pool #SD8283 2.50% 11/1/20528		634	538
	Freddie Mac Pool #SD8273 3.50% 11/1/20528		4,000	3,639
	Freddie Mac Pool #SD8264 3.50% 11/1/20528		4,000	3,639
	Freddie Mac Pool #QF3364 4.00% 11/1/20528		2,477	2,326
	Freddie Mac Pool #SD8265 4.00% 11/1/20528		251	235
	Freddie Mac Pool #SD8266 4.50% 11/1/20528		4	3
	Freddie Mac Pool #SD8275 4.50% 12/1/20528		1,295	1,248
	Freddie Mac Pool #SD8276 5.00% 12/1/20528		6,999	6,909
	Freddie Mac Pool #SD8281 6.50% 12/1/20528		14,617	14,994
	Freddie Mac Pool #SD8284 3.00% 1/1/20538		11,360	9,985
	Freddie Mac Pool #SD8285 3.50% 1/1/20538		5,499	5,003
	Freddie Mac Pool #SD8286 4.00% 1/1/20538		336	315
	Freddie Mac Pool #SD8288 5.00% 1/1/20538		3,778	3,729
	Freddie Mac Pool #SD8282 6.50% 1/1/20538		706	724
	Freddie Mac, Series T041, Class 3A, 4.402% 7/25/20328,9		187	179
	Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 8/25/20258,9		9,778	9,538
	Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2/25/20268		7,370	7,077
	Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 4/25/20288		3,237	3,158
	Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 6/25/20328		19,961	16,758
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA,
	3.00%	1/25/20568,9	2,646	2,476
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA,
	3.25%	7/25/20568,9	1,149	1,082
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA,
	3.00%	8/25/20568	5,121	4,758
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA,
	3.00%	8/25/20568,9	5,074	4,744
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT,
	3.25%	6/25/20578,9	911	831
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT,
	3.50%	6/25/20578	755	684
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA,
	3.50%	8/25/20578	1,823	1,730
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT,
	3.50%	11/25/20578	1,942	1,757
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA,
	3.50%	8/25/20588	9,501	8,965
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA,
	3.00%	2/25/20598	5,448	5,052
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1,
	3.50%	11/25/20288	2,154	2,056
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1,
	3.50%	5/25/20298	4,272	4,072
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2,
	3.50%	5/25/20298	2,455	2,255
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C,
	2.75%	11/25/20298	2,682	2,465
	Government National Mortgage Assn. 2.00% 1/1/20538,10		68,784	57,662
	Government National Mortgage Assn. 2.50% 1/1/20538,10		5,866	5,085
	Government National Mortgage Assn. 3.00% 1/1/20538,10		83,663	74,514
	Government National Mortgage Assn. 3.50% 1/1/20538,10		16,502	15,165
	Government National Mortgage Assn. 4.00% 1/1/20538,10		3,200	3,029
	Government National Mortgage Assn. 4.50% 1/1/20538,10		33,456	32,460
	Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/20488		437	417
	Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/20488		342	332
	Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/20508		204	200

136    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/20518	USD1,762	$1,734
mortgage-backed	Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/20518	490	482
obligations	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/20528	1,260	1,193
(continued)	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/20528	10,566	10,009
	Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/20528	1,000	947
	Uniform Mortgage-Backed Security 1.50% 1/1/20388,10	25,420	22,012
	Uniform Mortgage-Backed Security 2.50% 1/1/20388,10	638	584
	Uniform Mortgage-Backed Security 2.00% 1/1/20538,10	108,193	88,062
	Uniform Mortgage-Backed Security 4.00% 1/1/20538,10	7,100	6,660
	Uniform Mortgage-Backed Security 4.50% 1/1/20538,10	9,560	9,203
	Uniform Mortgage-Backed Security 5.00% 1/1/20538,10	4,884	4,813
	Uniform Mortgage-Backed Security 5.50% 1/1/20538,10	60,890	61,059
	Uniform Mortgage-Backed Security 6.00% 1/1/20538,10	12,770	12,962
	Uniform Mortgage-Backed Security 4.00% 2/1/20538,10	15,948	14,963
	Uniform Mortgage-Backed Security 5.00% 2/1/20538,10	35,408	34,891
	Uniform Mortgage-Backed Security 5.50% 2/1/20538,10	16,800	16,838
	Uniform Mortgage-Backed Security 6.00% 2/1/20538,10	36,230	36,745
			1,739,465

Commercial	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/20638	2,909	2,435
mortgage-backed	Bank Commercial Mortgage Trust, Series 2022-BNK40, Class A4, 3.394% 3/15/20648,9	2,550	2,246
securities	Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A,
0.44%	5.293% 8/15/20366,8,9	2,000	1,966
	Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/20518	1,000	927
	Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/20538	2,960	2,466
	BX Trust, Series 2021-SDMF, Class A,
	(1-month USD-LIBOR + 0.589%) 4.907% 9/15/20346,8,9	5,954	5,711
	BX Trust, Series 2021-VOLT, Class A,
	(1-month USD-LIBOR + 0.70%) 5.018% 9/15/20366,8,9	4,505	4,346
	BX Trust, Series 2021-ARIA, Class A,
	(1-month USD-LIBOR + 0.899%) 5.217% 10/15/20366,8,9	7,968	7,593
	BX Trust, Series 2021-ARIA, Class B,
	(1-month USD-LIBOR + 1.297%) 5.615% 10/15/20366,8,9	5,968	5,613
	BX Trust, Series 2021-SOAR, Class A,
	(1-month USD-LIBOR + 0.67%) 4.988% 6/15/20386,8,9	7,481	7,216
	BX Trust, Series 2021-SOAR, Class B,
	(1-month USD-LIBOR + 0.87%) 5.188% 6/15/20386,8,9	1,351	1,290
	BX Trust, Series 2021-SOAR, Class C,
	(1-month USD-LIBOR + 1.10%) 5.418% 6/15/20386,8,9	1,220	1,156
	BX Trust, Series 2021-ACNT, Class A,
	(1-month USD-LIBOR + 0.85%) 5.168% 11/15/20386,8,9	5,254	5,063
	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB,
	2.984% 4/10/20488	470	459
	Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/20508	4,735	4,540
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/20488	780	758
	Extended Stay America Trust, Series 2021-ESH, Class A,
	(1-month USD-LIBOR + 1.08%) 5.398% 7/15/20386,8,9	1,537	1,495
	Extended Stay America Trust, Series 2021-ESH, Class B,
	(1-month USD-LIBOR + 1.38%) 5.698% 7/15/20386,8,9	1,403	1,351
	Extended Stay America Trust, Series 2021-ESH, Class C,
	(1-month USD-LIBOR + 1.70%) 6.018% 7/15/20386,8,9	1,465	1,410
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/20406,8	3,795	2,918
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/20538	2,489	2,059
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A,
	3.024% 1/5/20396,8	1,964	1,682
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C,
	3.377% 1/5/20396,8	868	708
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C,
	3.565% 1/5/20396,8,9	523	407

American Funds Insurance Series    137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Commercial	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A,
mortgage-backed	2.287% 3/5/20426,8	USD1,431	$1,171
securities	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A,
(continued)	(1-month USD-LIBOR + 1.05%) 5.368% 10/15/20386,8,9	1,236	1,184
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B,
	(1-month USD-LIBOR + 1.40%) 5.718% 10/15/20386,8,9	1,904	1,803
	Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/20396,8	13,772	11,780
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A,
	(1-month USD-LIBOR + 0.801%) 5.119% 4/15/20266,8,9	3,950	3,837
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB,
	3.557% 12/15/20478	556	541
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB,
	3.04% 4/15/20488	467	454
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/20416,8	2,194	1,756
	SREIT Trust, Series 2021-MFP, Class A,
	(1-month USD-LIBOR + 0.731%) 5.049% 11/15/20386,8,9	4,808	4,631
	StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A,
	(1-month USD CME Term SOFR + 1.00%) 5.336% 1/15/20396,8,9	10,709	10,352
	WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A,
	(1-month USD CME Term SOFR + 2.789%) 7.125% 11/15/20276,8,9	6,379	6,373
			109,697

Collateralized	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/20486,8,9	1,101	870
mortgage-backed	Bellemeade Re, Ltd., Series 2019-3A, Class M1B,
obligations (privately	(1-month USD-LIBOR + 1.60%) 5.989% 7/25/20296,8,9	496	496
originated)	Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/20686,8,9	1,181	1,140
0.12%	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1,
	(30-day Average USD-SOFR + 0.75%) 4.678% 10/25/20416,8,9	192	190
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/20376,8	4,096	3,664
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/20606,8,9	2,081	1,788
	CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1,
	6.00% 9/25/20348	148	141
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A,
	2.00% 3/25/20696,8	2,051	2,196
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1,
	2.00% 6/25/20696,8	6,250	6,425
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3,
	(1-month USD-LIBOR + 3.30%) 7.689% 10/25/20278,9	235	237
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/20426,8,9	996	998
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/20266,8	4,304	3,724
	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.25% 11/25/20596,8,9	1,042	1,042
	MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/20348	314	300
	Mello Warehouse Securitization Trust, Series 2021-3, Class A,
	(1-month USD-LIBOR + 0.85%) 5.239% 11/25/20556,8,9	4,040	3,909
	Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2,
	2.50% 2/25/20526,8,9	2,784	2,248
	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 10/25/20636,8,9	355	328
			29,696
	Total mortgage-backed obligations
			1,878,858
U.S. Treasury bonds & notes 6.52%

U.S. Treasury	U.S. Treasury 0.125% 2/28/2023	44,825	44,537
4.53%	U.S. Treasury 2.50% 5/15/2024	700	679
	U.S. Treasury 2.50% 5/31/2024	100,000	97,016
	U.S. Treasury 3.25% 8/31/2024	22,613	22,143
	U.S. Treasury 1.50% 9/30/2024	907	862
	U.S. Treasury 4.50% 11/30/2024	760	760

138    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury	U.S. Treasury 1.00% 12/15/2024	USD10,725	$ 10,038
(continued)	U.S. Treasury 3.00% 7/15/2025	3,165	3,066
	U.S. Treasury 4.00% 12/15/2025	32,029	31,829
	U.S. Treasury 0.375% 1/31/2026	45,000	40,052
	U.S. Treasury 0.50% 2/28/2026	42,515	37,903
	U.S. Treasury 1.625% 5/15/2026	1,500	1,381
	U.S. Treasury 1.50% 8/15/2026	500	456
	U.S. Treasury 0.75% 8/31/2026	52	46
	U.S. Treasury 0.875% 9/30/2026	565	502
	U.S. Treasury 1.125% 10/31/2026	471	421
	U.S. Treasury 1.125% 2/28/2027	762	678
	U.S. Treasury 2.375% 5/15/2027	880	820
	U.S. Treasury 2.625% 5/31/2027	96,250	90,738
	U.S. Treasury 0.50% 6/30/2027	36,300	31,057
	U.S. Treasury 4.125% 9/30/2027	90,000	90,345
	U.S. Treasury 3.875% 11/30/2027	39,923	39,707
	U.S. Treasury 0.625% 12/31/2027	7,109	6,025
	U.S. Treasury 2.875% 5/15/2028	5,217	4,926
	U.S. Treasury 1.25% 9/30/2028	3,142	2,699
	U.S. Treasury 1.50% 11/30/2028	50,000	43,417
	U.S. Treasury 1.375% 12/31/2028	10,900	9,398
	U.S. Treasury 2.875% 4/30/2029	50,000	46,843
	U.S. Treasury 3.875% 11/30/2029	1,662	1,651
	U.S. Treasury 1.50% 2/15/2030	36,651	31,236
	U.S. Treasury 0.625% 5/15/2030	20,225	16,012
	U.S. Treasury 2.875% 5/15/2032	50,000	46,102
	U.S. Treasury 4.125% 11/15/2032	96,356	98,276
	U.S. Treasury 1.125% 5/15/2040	62,775	39,393
	U.S. Treasury 1.375% 11/15/2040	52,695	34,328
	U.S. Treasury 1.75% 8/15/2041	47,854	32,834
	U.S. Treasury 2.00% 11/15/2041	1,181	846
	U.S. Treasury 4.00% 11/15/2042	21,751	21,312
	U.S. Treasury 2.50% 2/15/2046	3,755	2,822
	U.S. Treasury 3.00% 5/15/2047	9,355	7,690
	U.S. Treasury 3.00% 2/15/2048	336	277
	U.S. Treasury 2.00% 2/15/2050	13,825	9,184
	U.S. Treasury 1.375% 8/15/2050	12,500	6,993
	U.S. Treasury 2.375% 5/15/2051	4,757	3,430
	U.S. Treasury 2.00% 8/15/2051	1,356	893
	U.S. Treasury 2.25% 2/15/205211	72,025	50,351
	U.S. Treasury 3.00% 8/15/205211	73,627	61,049
			1,123,023

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.50% 4/15/202412	22,067	21,475
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 7/15/202412	76,769	74,363
securities	U.S. Treasury Inflation-Protected Security 0.125% 10/15/202412	98,718	95,142
1.99%	U.S. Treasury Inflation-Protected Security 0.25% 1/15/202512	25,161	24,151
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/202512	4,649	4,467
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/202512	3,905	3,711
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/202612	43,574	40,962
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/202612	15,266	14,319
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/202712	50,295	50,231
	U.S. Treasury Inflation-Protected Security 0.75% 7/15/202812	20,774	19,790
	U.S. Treasury Inflation-Protected Security 0.875% 1/15/202912	23,419	22,309

American Funds Insurance Series    139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 1/15/203112	USD27,071	$ 24,019
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 1/15/203212	60,545	52,974
securities	U.S. Treasury Inflation-Protected Security 1.00% 2/15/204912	55,158	46,174
(continued)
			494,087

	Total U.S. Treasury bonds & notes
			1,617,110
Corporate bonds, notes & loans 5.63%

Financials	ACE INA Holdings, Inc. 3.35% 5/3/2026	880	843
1.27%	ACE INA Holdings, Inc. 4.35% 11/3/2045	400	348
	Advisor Group Holdings, LLC 6.25% 3/1/20286	4,470	4,115
	AerCap Ireland Capital DAC 2.45% 10/29/2026	5,457	4,779
	AerCap Ireland Capital DAC 3.00% 10/29/2028	4,501	3,779
	AerCap Ireland Capital DAC 3.30% 1/30/2032	2,838	2,226
	AerCap Ireland Capital DAC 3.85% 10/29/2041	1,970	1,400
	AG Merger Sub II, Inc. 10.75% 8/1/20276	2,420	2,453
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/20276	1,072	1,083
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)6,13	7,750	7,899
	Alliant Holdings Intermediate, LLC 4.25% 10/15/20276	2,100	1,884
	Alliant Holdings Intermediate, LLC 5.875% 11/1/20296	2,295	1,890
	Ally Financial, Inc. 8.00% 11/1/2031	3,000	3,127
	American International Group, Inc. 2.50% 6/30/2025	10,533	9,926
	AmWINS Group, Inc. 4.875% 6/30/20296	1,348	1,145
	Aretec Escrow Issuer, Inc. 7.50% 4/1/20296	1,250	1,034
	Banco Santander, SA 5.147% 8/18/2025	2,400	2,376
	Bangkok Bank PCL 3.733% 9/25/2034
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)13	2,428	2,034
	Bank of America Corp. 3.55% 3/5/2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)13	6,000	5,978
	Bank of America Corp. 1.197% 10/24/2026 (USD-SOFR + 1.01% on 10/24/2025)13	2,500	2,225
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)13	1,565	1,373
	Bank of America Corp. 3.419% 12/20/2028
	(3-month USD-LIBOR + 1.04% on 12/20/2027)13	2,345	2,127
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)13	1,000	766
	Bank of Nova Scotia 1.625% 5/1/2023	5,000	4,948
	Berkshire Hathaway, Inc. 2.75% 3/15/2023	1,615	1,608
	Berkshire Hathaway, Inc. 3.125% 3/15/2026	500	480
	Blackstone Private Credit Fund 7.05% 9/29/20256	2,510	2,493
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)6,13	2,400	1,961
	Castlelake Aviation Finance DAC 5.00% 4/15/20276	3,370	2,937
	Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)13	8,000	8,043
	Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)13	3,254	2,743
	CME Group, Inc. 3.75% 6/15/2028	3,425	3,297
	Coinbase Global, Inc. 3.375% 10/1/20286	2,625	1,391
	Coinbase Global, Inc. 3.625% 10/1/20316	2,875	1,388
	Compass Diversified Holdings 5.25% 4/15/20296	820	703
	Compass Diversified Holdings 5.00% 1/15/20326	715	569
	Corebridge Financial, Inc. 3.50% 4/4/20256	642	616
	Corebridge Financial, Inc. 3.65% 4/5/20276	914	853
	Corebridge Financial, Inc. 3.85% 4/5/20296	621	567
	Corebridge Financial, Inc. 3.90% 4/5/20326	351	307
	Corebridge Financial, Inc. 4.35% 4/5/20426	203	167
	Corebridge Financial, Inc. 4.40% 4/5/20526	489	390
	Crédit Agricole SA 4.375% 3/17/20256	850	822
	Credit Suisse Group AG 3.80% 6/9/2023	1,875	1,826
	Credit Suisse Group AG 4.207% 6/12/2024
	(3-month USD-LIBOR + 1.24% on 6/12/2023)6,13	4,500	4,388
	Credit Suisse Group AG 3.625% 9/9/2024	1,500	1,400
	Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)6,13	1,568	1,387
	Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)6,13	1,250	1,069

140    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	Credit Suisse Group AG 3.869% 1/12/2029
(continued)	(3-month USD-LIBOR + 1.41% on 1/12/2028)6,13	USD800	$ 642
	Danske Bank AS 3.773% 3/28/2025
	(1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)6,13	6,000	5,817
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)13	2,212	1,954
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)13	2,788	2,367
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)13	5,000	4,257
	Digital Currency Group, Inc., Term Loan,
	(3-month USD-LIBOR + 7.00%) 8.00% 11/30/20263,9,14	709	616
	Digital Currency Group, Inc., Term Loan, 8.75% 11/30/20263,14	945	758
	DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)6,13	7,750	7,758
	FS Energy and Power Fund 7.50% 8/15/20236	1,995	2,001
	Goldman Sachs Group, Inc. 1.948% 10/21/2027
	(USD-SOFR + 0.913% on 10/21/2026)13	2,198	1,925
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)13	4,000	3,567
	Goldman Sachs Group, Inc. 3.814% 4/23/2029
	(3-month USD-LIBOR + 1.158% on 4/23/2028)13	390	357
	Goldman Sachs Group, Inc. 2.615% 4/22/2032
	(USD-SOFR + 1.281% on 4/22/2031)13	2,323	1,858
	Goldman Sachs Group, Inc. 3.21% 4/22/2042
	(USD-SOFR + 1.513% on 4/22/2041)13	2,000	1,448
	Groupe BPCE SA 2.75% 1/11/20236	600	600
	Groupe BPCE SA 5.70% 10/22/20236	2,250	2,234
	Groupe BPCE SA 5.15% 7/21/20246	3,710	3,634
	Groupe BPCE SA 1.00% 1/20/20266	3,000	2,633
	Hightower Holding, LLC 6.75% 4/15/20296	870	731
	HSBC Holdings PLC 4.25% 3/14/2024	3,000	2,948
	HSBC Holdings PLC 2.633% 11/7/2025
	(3-month USD-LIBOR + 1.14% on 11/7/2024)13	625	587
	HSBC Holdings PLC 2.099% 6/4/2026 (USD-SOFR + 1.929% on 6/4/2025)13	3,000	2,733
	HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on
	5/22/2029)13	1,500	1,316
	Intercontinental Exchange, Inc. 2.65% 9/15/2040	7,425	5,166
	Intesa Sanpaolo SpA 3.375% 1/12/20236	750	750
	Intesa Sanpaolo SpA 5.017% 6/26/20246	1,730	1,664
	Intesa Sanpaolo SpA 3.25% 9/23/20246	750	712
	Intesa Sanpaolo SpA 3.875% 7/14/20276	300	268
	Intesa Sanpaolo SpA 8.248% 11/21/2033
	(1-year UST Yield Curve Rate T Note Constant Maturity +
	4.40% on 11/21/2032)6,13	4,600	4,680
	JPMorgan Chase & Co. 3.559% 4/23/2024
	(3-month USD-LIBOR + 0.73% on 4/23/2023)13	4,725	4,694
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)13	6,000	5,831
	JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)13	4,000	3,826
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)13	3,740	3,652
	JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)13	299	278
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)13	3,982	3,803
	Kasikornbank PCL HK 3.343% 10/2/2031
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)13	1,222	1,077
	Lloyds Banking Group PLC 4.05% 8/16/2023	2,000	1,987
	Lloyds Banking Group PLC 1.627% 5/11/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)13	800	693
	LPL Holdings, Inc. 4.625% 11/15/20276	2,700	2,527
	LPL Holdings, Inc. 4.375% 5/15/20316	1,805	1,537
	Marsh & McLennan Companies, Inc. 3.875% 3/15/2024	820	809
	Marsh & McLennan Companies, Inc. 4.375% 3/15/2029	1,705	1,651
	Marsh & McLennan Companies, Inc. 4.90% 3/15/2049	719	665
	Marsh & McLennan Companies, Inc. 2.90% 12/15/2051	920	594
	MGIC Investment Corp. 5.25% 8/15/2028	1,175	1,085
	Morgan Stanley 3.737% 4/24/2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)13	300	298
	Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)13	2,450	2,410

American Funds Insurance Series    141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	Morgan Stanley 3.125% 7/27/2026	USD325	$304
(continued)	MSCI, Inc. 3.625% 11/1/20316	2,225	1,843
	National Australia Bank, Ltd. 1.887% 1/12/20276	5,000	4,450
	Navient Corp. 5.50% 1/25/2023	1,594	1,594
	Navient Corp. 6.125% 3/25/2024	8,030	7,879
	Navient Corp. 5.875% 10/25/2024	1,005	974
	Navient Corp. 6.75% 6/15/2026	300	285
	Navient Corp. 5.50% 3/15/2029	5,980	4,888
	New York Life Global Funding 2.35% 7/14/20266	590	544
	Northwestern Mutual Global Funding 1.75% 1/11/20276	2,500	2,211
	OneMain Finance Corp. 3.875% 9/15/2028	756	602
	Owl Rock Capital Corp. 4.00% 3/30/2025	102	96
	Owl Rock Capital Corp. 3.75% 7/22/2025	2,874	2,658
	Owl Rock Capital Corp. 3.40% 7/15/2026	1,290	1,128
	Owl Rock Capital Corp. II 4.625% 11/26/20246	2,305	2,194
	Owl Rock Capital Corp. III 3.125% 4/13/2027	2,520	2,078
	Owl Rock Core Income Corp. 4.70% 2/8/2027	2,500	2,258
	Oxford Finance, LLC 6.375% 2/1/20276	1,125	1,049
	PNC Financial Services Group, Inc. 3.90% 4/29/2024	2,000	1,977
	Power Financial Corp., Ltd. 5.25% 8/10/2028	383	373
	Power Financial Corp., Ltd. 6.15% 12/6/2028	350	356
	Power Financial Corp., Ltd. 4.50% 6/18/2029	554	513
	Power Financial Corp., Ltd. 3.95% 4/23/2030	1,213	1,067
	Prudential Financial, Inc. 4.35% 2/25/2050	2,205	1,879
	Prudential Financial, Inc. 3.70% 3/13/2051	755	580
	Quicken Loans, LLC 3.625% 3/1/20296	1,505	1,195
	Rabobank Nederland 4.375% 8/4/2025	4,500	4,397
	Rocket Mortgage, LLC 2.875% 10/15/20266	2,110	1,812
	Royal Bank of Canada 1.15% 6/10/2025	4,711	4,316
	Ryan Specialty Group, LLC 4.375% 2/1/20306	270	234
	Springleaf Finance Corp. 6.125% 3/15/2024	2,550	2,472
	Starwood Property Trust, Inc. 5.50% 11/1/20236	1,160	1,152
	Starwood Property Trust, Inc. 4.375% 1/15/20276	1,540	1,350
	Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049
	(5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)6,13	2,800	2,591
	Toronto-Dominion Bank 2.65% 6/12/2024	625	605
	Toronto-Dominion Bank 0.75% 9/11/2025	5,375	4,803
	Toronto-Dominion Bank 1.25% 9/10/2026	2,425	2,124
	Toronto-Dominion Bank 1.95% 1/12/2027	2,500	2,231
	Toronto-Dominion Bank 2.45% 1/12/2032	1,500	1,219
	Travelers Companies, Inc. 4.00% 5/30/2047	860	699
	U.S. Bancorp 2.375% 7/22/2026	4,000	3,696
	UBS Group AG 4.125% 9/24/20256	2,750	2,677
	UniCredit SpA 4.625% 4/12/20276	625	586
	Wells Fargo & Company 2.164% 2/11/2026
	(3-month USD-LIBOR + 0.75% on 2/11/2025)13	8,000	7,464
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)13	4,337	4,024
	Westpac Banking Corp. 2.75% 1/11/2023	1,750	1,749
	Westpac Banking Corp. 2.894% 2/4/2030
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)13	3,000	2,753
	Westpac Banking Corp. 2.668% 11/15/2035
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)13	3,325	2,478
	Westpac Banking Corp. 2.963% 11/16/2040	1,500	996

			315,964

Energy	Altera Infrastructure, LP 8.50% 7/15/20233,6,15	3,550	663
0.62%	Antero Midstream Partners, LP 5.375% 6/15/20296	2,170	1,987
	Antero Resources Corp. 7.625% 2/1/20296	955	962
	Ascent Resources Utica Holdings, LLC 7.00% 11/1/20266	2,000	1,943

142    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Energy	Ascent Resources Utica Holdings, LLC 5.875% 6/30/20296	USD1,270	$1,134
(continued)	Bonanza Creek Energy, Inc. 5.00% 10/15/20266	480	439
	BP Capital Markets America, Inc. 2.772% 11/10/2050	681	438
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	961	895
	Canadian Natural Resources, Ltd. 4.95% 6/1/2047	1,559	1,360
	Cheniere Energy, Inc. 4.625% 10/15/2028	4,645	4,207
	Chesapeake Energy Corp. 4.875% 4/15/202215	7,225	163
	Chesapeake Energy Corp. 5.50% 2/1/20266	685	662
	Chesapeake Energy Corp. 5.875% 2/1/20296	2,240	2,126
	CNX Midstream Partners, LP 4.75% 4/15/20306	1,055	867
	CNX Resources Corp. 7.25% 3/14/20276	1,725	1,715
	CNX Resources Corp. 6.00% 1/15/20296	2,675	2,465
	CNX Resources Corp. 7.375% 1/15/20316	553	531
	Comstock Resources, Inc. 5.875% 1/15/20306	450	387
	Constellation Oil Services Holding SA 13.50% 6/30/20253,6	1,120	1,120
	Constellation Oil Services Holding SA 4.00% PIK 12/31/202616	434	257
	Crestwood Midstream Partners, LP 8.00% 4/1/20296	4,265	4,250
	Diamond Foreign Asset Co. 9.00% Cash 4/22/20276,9,16	204	194
	Diamond Foreign Asset Co. 9.00% Cash 4/22/202716	185	176
	DT Midstream, Inc. 4.375% 6/15/20316	1,680	1,412
	Enbridge Energy Partners, LP, Series B, 7.50% 4/15/2038	300	331
	Enbridge, Inc. 4.00% 10/1/2023	278	276
	Enbridge, Inc. 2.50% 1/15/2025	300	284
	Enbridge, Inc. 3.70% 7/15/2027	62	58
	Energy Transfer Operating, LP 5.00% 5/15/2050	1,869	1,502
	Energy Transfer Partners, LP 4.50% 4/15/2024	1,210	1,193
	Energy Transfer Partners, LP 4.75% 1/15/2026	2,494	2,432
	Enterprise Products Operating, LLC 4.90% 5/15/2046	500	437
	EQM Midstream Partners, LP 4.125% 12/1/2026	686	612
	EQM Midstream Partners, LP 6.50% 7/1/20276	1,690	1,618
	EQM Midstream Partners, LP 5.50% 7/15/2028	3,088	2,767
	EQM Midstream Partners, LP 7.50% 6/1/20306	642	619
	EQM Midstream Partners, LP 4.75% 1/15/20316	1,635	1,340
	EQT Corp. 5.00% 1/15/2029	340	320
	EQT Corp. 7.25% 2/1/203013	1,110	1,153
	EQT Corp. 3.625% 5/15/20316	400	340
	Equinor ASA 3.00% 4/6/2027	4,000	3,739
	Equinor ASA 3.625% 9/10/2028	3,685	3,494
	Exxon Mobil Corp. 2.019% 8/16/2024	643	615
	Exxon Mobil Corp. 2.44% 8/16/2029	1,963	1,719
	Exxon Mobil Corp. 3.452% 4/15/2051	1,000	758
	Genesis Energy, LP 6.50% 10/1/2025	4,280	4,097
	Genesis Energy, LP 6.25% 5/15/2026	1,805	1,654
	Genesis Energy, LP 8.00% 1/15/2027	4,612	4,362
	Genesis Energy, LP 7.75% 2/1/2028	470	433
	Halliburton Company 3.80% 11/15/2025	6	6
	Harvest Midstream I, LP 7.50% 9/1/20286	850	813
	Hess Midstream Operations, LP 4.25% 2/15/20306	960	822
	Hess Midstream Operations, LP 5.50% 10/15/20306	400	366
	Hess Midstream Partners, LP 5.125% 6/15/20286	2,155	1,997
	Hilcorp Energy I, LP 6.00% 4/15/20306	350	312
	Hilcorp Energy I, LP 6.00% 2/1/20316	460	398
	Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/20276	545	536
	Kinder Morgan, Inc. 5.45% 8/1/2052	1,238	1,118
	Marathon Oil Corp. 4.40% 7/15/2027	1,005	961
	MPLX, LP 4.125% 3/1/2027	500	473
	MPLX, LP 2.65% 8/15/2030	4,273	3,472
	MPLX, LP 4.50% 4/15/2038	750	635
	MPLX, LP 4.70% 4/15/2048	1,101	874
	New Fortress Energy, Inc. 6.75% 9/15/20256	1,065	1,010
	New Fortress Energy, Inc. 6.50% 9/30/20266	2,435	2,266

American Funds Insurance Series    143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Energy	NGL Energy Operating, LLC 7.50% 2/1/20266	USD14,165	$ 12,637
(continued)	NGL Energy Partners, LP 6.125% 3/1/2025	3,422	2,794
	Oasis Petroleum, Inc. 6.375% 6/1/20266	1,945	1,897
	ONEOK, Inc. 5.85% 1/15/2026	347	352
	Parkland Corp. 4.625% 5/1/20306	1,035	858
	Petróleos Mexicanos 6.875% 10/16/2025	3,755	3,682
	Petróleos Mexicanos 5.35% 2/12/2028	1,870	1,578
	Petróleos Mexicanos 6.75% 9/21/2047	1,996	1,278
	Pioneer Natural Resources Company 2.15% 1/15/2031	1,669	1,323
	Plains All American Pipeline, LP 3.80% 9/15/2030	113	98
	Range Resources Corp. 8.25% 1/15/2029	1,040	1,073
	Range Resources Corp. 4.75% 2/15/20306	1,670	1,474
	Rockies Express Pipeline, LLC 4.95% 7/15/20296	2,689	2,421
	Southwestern Energy Co. 7.75% 10/1/2027	2,450	2,501
	Southwestern Energy Co. 8.375% 9/15/2028	395	408
	Southwestern Energy Co. 5.375% 2/1/2029	1,355	1,258
	Southwestern Energy Co. 5.375% 3/15/2030	1,945	1,778
	Southwestern Energy Co. 4.75% 2/1/2032	960	822
	Statoil ASA 3.25% 11/10/2024	2,850	2,780
	Statoil ASA 4.25% 11/23/2041	2,000	1,769
	Sunoco, LP 4.50% 5/15/2029	1,050	920
	Sunoco, LP 4.50% 4/30/2030	1,255	1,091
	Targa Resources Partners, LP 5.50% 3/1/2030	2,260	2,130
	Total SE 2.986% 6/29/2041	88	66
	TransCanada PipeLines, Ltd. 4.25% 5/15/2028	1,090	1,034
	TransCanada PipeLines, Ltd. 4.10% 4/15/2030	598	549
	TransCanada PipeLines, Ltd. 4.75% 5/15/2038	2,000	1,790
	TransCanada PipeLines, Ltd. 4.875% 5/15/2048	700	615
	Valero Energy Corp. 4.00% 4/1/2029	4,000	3,773
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/20316	840	717
	Weatherford International, Ltd. 11.00% 12/1/20246	497	509
	Weatherford International, Ltd. 6.50% 9/15/20286	2,380	2,337
	Weatherford International, Ltd. 8.625% 4/30/20306	7,690	7,398
	Western Gas Partners, LP 4.50% 3/1/2028	3,018	2,785
	Western Midstream Operating, LP 4.30% 2/1/203013	1,125	985
	Williams Companies, Inc. 3.50% 11/15/2030	1,094	959

			153,004

Health care	AbbVie, Inc. 3.80% 3/15/2025	206	201
0.60%	AbbVie, Inc. 2.95% 11/21/2026	1,445	1,346
	AdaptHealth, LLC 5.125% 3/1/20306	830	708
	AmerisourceBergen Corp. 0.737% 3/15/2023	1,291	1,280
	Amgen, Inc. 4.40% 2/22/2062	1,697	1,352
	Anthem, Inc. 2.375% 1/15/2025	818	777
	AstraZeneca Finance, LLC 1.20% 5/28/2026	3,786	3,375
	AstraZeneca Finance, LLC 1.75% 5/28/2028	1,871	1,609
	AstraZeneca Finance, LLC 2.25% 5/28/2031	742	619
	AstraZeneca PLC 3.375% 11/16/2025	1,140	1,101
	Bausch Health Companies, Inc. 5.00% 1/30/20286	1,735	836
	Bausch Health Companies, Inc. 4.875% 6/1/20286	7,450	4,753
	Bausch Health Companies, Inc. 5.00% 2/15/20296	1,000	481
	Baxter International, Inc. 1.322% 11/29/2024	7,109	6,623
	Baxter International, Inc. 1.915% 2/1/2027	4,739	4,208
	Baxter International, Inc. 2.272% 12/1/2028	3,180	2,718
	Bayer US Finance II, LLC 3.875% 12/15/20236	1,685	1,661
	Becton, Dickinson and Company 3.363% 6/6/2024	198	194
	Boston Scientific Corp. 3.45% 3/1/2024	313	307
	Centene Corp. 4.25% 12/15/2027	565	531
	Centene Corp. 2.45% 7/15/2028	1,325	1,121

144    American Funds Insurance Series
Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Health care	Centene Corp. 4.625% 12/15/2029	USD1,265	$ 1,159
(continued)	Cigna Corp. 3.75% 7/15/2023	245	243
	Community Health Systems, Inc. 5.625% 3/15/20276	1,960	1,684
	Community Health Systems, Inc. 5.25% 5/15/20306	3,675	2,778
	Eli Lilly and Company 3.375% 3/15/2029	1,353	1,269
	GlaxoSmithKline PLC 3.625% 5/15/2025	2,825	2,761
	HCA, Inc. 3.375% 3/15/20296	804	708
	HCA, Inc. 3.50% 9/1/2030	4,050	3,503
	HCA, Inc. 3.625% 3/15/20326	1,000	849
	HCA, Inc. 4.375% 3/15/20426	1,500	1,201
	HCA, Inc. 4.625% 3/15/20526	1,450	1,135
	Jazz Securities DAC 4.375% 1/15/20296	1,975	1,764
	Merck & Co., Inc. 1.90% 12/10/2028	600	516
	Merck & Co., Inc. 2.75% 12/10/2051	1,103	742
	Molina Healthcare, Inc. 4.375% 6/15/20286	440	402
	Molina Healthcare, Inc. 3.875% 11/15/20306	2,899	2,461
	Molina Healthcare, Inc. 3.875% 5/15/20326	3,855	3,207
	Novant Health, Inc. 3.168% 11/1/2051	3,750	2,608
	Novartis Capital Corp. 1.75% 2/14/2025	1,250	1,179
	Novartis Capital Corp. 2.00% 2/14/2027	2,386	2,174
	Owens & Minor, Inc. 4.375% 12/15/2024	5,615	5,436
	Owens & Minor, Inc. 4.50% 3/31/20296	4,175	3,334
	Par Pharmaceutical, Inc. 7.50% 4/1/20276	7,303	5,566
	Pfizer, Inc. 2.95% 3/15/2024	219	214
	Shire PLC 2.875% 9/23/2023	1,365	1,342
	Summa Health 3.511% 11/15/2051	1,655	1,123
	Tenet Healthcare Corp. 4.875% 1/1/20266	11,225	10,638
	Tenet Healthcare Corp. 4.25% 6/1/20296	2,060	1,788
	Tenet Healthcare Corp. 4.375% 1/15/20306	1,925	1,670
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	7,016	6,891
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	935	931
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	17,790	15,594
	Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029	7,495	6,684
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	3,550	2,178
	UnitedHealth Group, Inc. 1.15% 5/15/2026	2,610	2,334
	UnitedHealth Group, Inc. 5.30% 2/15/2030	2,500	2,582
	UnitedHealth Group, Inc. 2.00% 5/15/2030	974	806
	UnitedHealth Group, Inc. 4.20% 5/15/2032	767	730
	UnitedHealth Group, Inc. 3.05% 5/15/2041	3,875	2,928
	UnitedHealth Group, Inc. 3.25% 5/15/2051	2,504	1,804
	UnitedHealth Group, Inc. 4.75% 5/15/2052	1,250	1,161
	Valeant Pharmaceuticals International, Inc. 5.50% 11/1/20256	6,275	5,344
			149,222

Consumer	Allied Universal Holdco, LLC 4.625% 6/1/20286	1,660	1,374
discretionary	Amazon.com, Inc. 2.70% 6/3/2060	2,765	1,679
0.59%	American Honda Finance Corp. 3.50% 2/15/2028	750	702
	Asbury Automotive Group, Inc. 4.625% 11/15/20296	2,115	1,785
	Atlas LuxCo 4 SARL 4.625% 6/1/20286	1,065	865
	Bayerische Motoren Werke AG 2.25% 9/15/20236	300	294
	Caesars Entertainment, Inc. 6.25% 7/1/20256	2,815	2,741
	Carnival Corp. 4.00% 8/1/20286	3,875	3,167
	Daimler Trucks Finance North America, LLC 3.50% 4/7/20256	2,000	1,920
	Daimler Trucks Finance North America, LLC 2.00% 12/14/20266	2,400	2,118
	Daimler Trucks Finance North America, LLC 3.65% 4/7/20276	450	421
	Daimler Trucks Finance North America, LLC 2.375% 12/14/20286	1,350	1,137
	Fertitta Entertainment, Inc. 4.625% 1/15/20296	3,580	3,034
	Fertitta Entertainment, Inc. 6.75% 1/15/20306	1,790	1,447
	First Student Bidco, Inc. 4.00% 7/31/20296	1,300	1,077

American Funds Insurance Series    145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer	Ford Motor Credit Company, LLC 5.125% 6/16/2025	USD3,855	$3,714
discretionary	Ford Motor Credit Company, LLC 4.542% 8/1/2026	2,455	2,266
(continued)	Ford Motor Credit Company, LLC 2.70% 8/10/2026	2,110	1,835
	General Motors Financial Co. 2.35% 2/26/2027	783	685
	Hanesbrands, Inc. 4.875% 5/15/20266	2,700	2,417
	Hilton Grand Vacations Borrower 5.00% 6/1/20296	3,580	3,083
	Hilton Worldwide Holdings, Inc. 4.00% 5/1/20316	1,885	1,581
	Home Depot, Inc. 1.50% 9/15/2028	3,000	2,556
	Home Depot, Inc. 3.90% 12/6/2028	825	796
	Home Depot, Inc. 2.95% 6/15/2029	4,000	3,627
	Home Depot, Inc. 1.875% 9/15/2031	3,000	2,405
	Home Depot, Inc. 4.25% 4/1/2046	2,000	1,742
	Home Depot, Inc. 4.50% 12/6/2048	428	391
	Hyundai Capital America 1.00% 9/17/20246	3,025	2,797
	Hyundai Capital America 1.50% 6/15/20266	850	737
	Hyundai Capital America 1.65% 9/17/20266	3,075	2,707
	Hyundai Capital America 2.375% 10/15/20276	2,579	2,210
	Hyundai Capital America 2.10% 9/15/20286	3,075	2,529
	International Game Technology PLC 6.50% 2/15/20256	1,880	1,895
	International Game Technology PLC 5.25% 1/15/20296	6,490	6,059
	KB Home 7.25% 7/15/2030	1,295	1,260
	Kontoor Brands, Inc. 4.125% 11/15/20296	910	745
	Lindblad Expeditions, LLC 6.75% 2/15/20276	775	704
	Lithia Motors, Inc. 3.875% 6/1/20296	2,900	2,388
	Lithia Motors, Inc. 4.375% 1/15/20316	1,025	836
	Marriott International, Inc. 2.75% 10/15/2033	2,500	1,914
	McDonald’s Corp. 4.60% 9/9/2032	1,275	1,251
	Melco International Development, Ltd. 5.75% 7/21/20286	1,710	1,433
	Mercedes-Benz Finance North America, LLC 5.375% 11/26/20256	1,500	1,510
	Mercedes-Benz Finance North America, LLC 5.25% 11/29/20276	2,875	2,895
	NCL Corp., Ltd. 5.875% 2/15/20276	2,450	2,125
	NCL Corp., Ltd. 7.75% 2/15/20296	1,375	1,037
	Neiman Marcus Group, LLC 7.125% 4/1/20266	1,345	1,263
	Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/20256,9	780	213
	Party City Holdings, Inc. 8.75% 2/15/20266	3,440	998
	Penske Automotive Group, Inc. 3.75% 6/15/2029	1,375	1,118
	Premier Entertainment Sub, LLC 5.625% 9/1/20296	1,690	1,248
	Premier Entertainment Sub, LLC 5.875% 9/1/20316	1,690	1,198
	Real Hero Merger Sub 2, Inc. 6.25% 2/1/20296	715	491
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/20256	2,423	2,604
	Royal Caribbean Cruises, Ltd. 4.25% 7/1/20266	3,120	2,526
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/20276	3,520	2,855
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/20296	1,408	1,417
	Sally Holdings, LLC 5.625% 12/1/2025	2,705	2,610
	Sands China, Ltd. 5.625% 8/8/2025	1,302	1,247
	Sands China, Ltd. 2.80% 3/8/202713	2,075	1,780
	Scientific Games Corp. 7.00% 5/15/20286	750	717
	Scientific Games Corp. 7.25% 11/15/20296	2,240	2,154
	Sonic Automotive, Inc. 4.625% 11/15/20296	3,035	2,434
	Sonic Automotive, Inc. 4.875% 11/15/20316	1,325	1,043
	Stellantis Finance US, Inc. 1.711% 1/29/20276	2,200	1,891
	Stellantis Finance US, Inc. 5.625% 1/12/20286	2,500	2,480
	Stellantis Finance US, Inc. 2.691% 9/15/20316	2,150	1,646
	Stellantis Finance US, Inc. 6.375% 9/12/20326	2,000	1,980
	Tempur Sealy International, Inc. 4.00% 4/15/20296	850	715
	The Gap, Inc. 3.625% 10/1/20296	486	343
	The Gap, Inc. 3.875% 10/1/20316	323	226
	Toyota Motor Credit Corp. 0.80% 1/9/2026	429	383
	Toyota Motor Credit Corp. 1.90% 1/13/2027	2,500	2,234
	Travel + Leisure Co. 4.50% 12/1/20296	2,100	1,714
	Volkswagen Group of America Finance, LLC 4.25% 11/13/20236	3,770	3,734

146    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer	Volkswagen Group of America Finance, LLC 4.625% 11/13/20256	USD3,845	$ 3,786
discretionary	Volkswagen Group of America Finance, LLC 3.20% 9/26/20266	3,201	2,972
(continued)	Wheel Pros, Inc. 6.50% 5/15/20296	1,750	621
	Wyndham Destinations, Inc. 4.625% 3/1/20306	1,300	1,080
	Wyndham Worldwide Corp. 4.375% 8/15/20286	2,255	2,027
	Wynn Las Vegas, LLC 4.25% 5/30/20236	2,193	2,165
			145,804

Communication	Alphabet, Inc. 1.998% 8/15/2026	3,000	2,762
services	Alphabet, Inc. 1.90% 8/15/2040	1,375	918
0.53%	Alphabet, Inc. 2.25% 8/15/2060	1,265	719
	AT&T, Inc. 3.50% 9/15/2053	5,140	3,492
	CCO Holdings, LLC 4.75% 3/1/20306	2,500	2,162
	CCO Holdings, LLC 4.50% 8/15/20306	3,500	2,899
	CCO Holdings, LLC 4.25% 2/1/20316	3,875	3,117
	CCO Holdings, LLC 4.75% 2/1/20326	2,150	1,747
	CCO Holdings, LLC 4.50% 5/1/2032	2,710	2,162
	Charter Communications Operating, LLC 4.908% 7/23/2025	500	491
	Charter Communications Operating, LLC 3.70% 4/1/2051	2,000	1,223
	Charter Communications Operating, LLC 3.90% 6/1/2052	3,000	1,895
	Comcast Corp. 2.35% 1/15/2027	4,000	3,640
	Comcast Corp. 3.20% 7/15/2036	375	305
	Comcast Corp. 2.80% 1/15/2051	791	503
	Comcast Corp. 2.887% 11/1/2051	2,571	1,663
	CSC Holdings, LLC 3.375% 2/15/20316	1,875	1,226
	DIRECTV Financing, LLC 5.875% 8/15/20276	3,655	3,277
	DISH Network Corp. 11.75% 11/15/20276	3,700	3,815
	Embarq Corp. 7.995% 6/1/2036	6,465	3,020
	Fox Corp. 4.03% 1/25/2024	1,120	1,107
	Frontier Communications Corp. 5.875% 10/15/20276	2,225	2,071
	Frontier Communications Corp. 5.00% 5/1/20286	5,550	4,851
	Frontier Communications Corp. 6.75% 5/1/20296	4,400	3,646
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	1,850	1,434
	Frontier Communications Holdings, LLC 6.00% 1/15/20306	1,900	1,495
	Frontier Communications Holdings, LLC 8.75% 5/15/20306	1,100	1,121
	Gray Escrow II, Inc. 5.375% 11/15/20316	900	650
	iHeartCommunications, Inc. 5.25% 8/15/20276	3,093	2,625
	Intelsat Jackson Holding Co. 6.50% 3/15/20306	2,891	2,592
	Ligado Networks, LLC 15.50% PIK 11/1/20236,16	4,712	1,537
	Live Nation Entertainment, Inc. 3.75% 1/15/20286	1,350	1,154
	Midas OpCo Holdings, LLC 5.625% 8/15/20296	3,205	2,649
	Netflix, Inc. 4.875% 4/15/2028	1,250	1,210
	Netflix, Inc. 5.875% 11/15/2028	2,175	2,210
	Netflix, Inc. 6.375% 5/15/2029	50	52
	Netflix, Inc. 5.375% 11/15/20296	25	24
	News Corp. 3.875% 5/15/20296	875	760
	News Corp. 5.125% 2/15/20326	550	501
	Nexstar Broadcasting, Inc. 4.75% 11/1/20286	3,175	2,751
	SBA Tower Trust 1.631% 11/15/20266	8,707	7,408
	Scripps Escrow II, Inc. 3.875% 1/15/20296	2,325	1,869
	Sinclair Television Group, Inc. 4.125% 12/1/20306	1,175	882
	Sirius XM Radio, Inc. 4.00% 7/15/20286	3,575	3,118
	Sirius XM Radio, Inc. 4.125% 7/1/20306	950	786
	Sirius XM Radio, Inc. 3.875% 9/1/20316	1,975	1,545
	Sprint Corp. 6.875% 11/15/2028	2,525	2,627
	Take-Two Interactive Software, Inc. 3.30% 3/28/2024	3,175	3,102
	Take-Two Interactive Software, Inc. 4.00% 4/14/2032	2,438	2,165
	T-Mobile US, Inc. 1.50% 2/15/2026	500	448
	T-Mobile US, Inc. 2.05% 2/15/2028	325	280

American Funds Insurance Series    147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Communication	Univision Communications, Inc. 6.625% 6/1/20276	USD5,800	$ 5,608
services	Univision Communications, Inc. 4.50% 5/1/20296	3,475	2,913
(continued)	Univision Communications, Inc. 7.375% 6/30/20306	225	215
	Verizon Communications, Inc. 2.875% 11/20/2050	2,453	1,548
	Virgin Media O2 4.25% 1/31/20316	4,525	3,673
	Virgin Media Secured Finance PLC 4.50% 8/15/20306	2,115	1,771
	VMED O2 UK Financing I PLC 4.75% 7/15/20316	225	183
	Vodafone Group PLC 5.25% 5/30/2048	500	443
	Vodafone Group PLC 4.25% 9/17/2050	4,350	3,337
	WarnerMedia Holdings, Inc. 3.638% 3/15/20256	3,807	3,623
	WarnerMedia Holdings, Inc. 3.755% 3/15/20276	1,018	918
	WarnerMedia Holdings, Inc. 4.054% 3/15/20296	1,435	1,244
	WarnerMedia Holdings, Inc. 4.279% 3/15/20326	2,903	2,399
	WarnerMedia Holdings, Inc. 5.05% 3/15/20426	2,500	1,922
	WarnerMedia Holdings, Inc. 5.141% 3/15/20526	1,500	1,096
	Ziggo Bond Co. BV 5.125% 2/28/20306	1,775	1,436
	Ziggo Bond Finance BV 4.875% 1/15/20306	725	608
			132,643

Industrials	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/20266	1,005	968
0.53%	Allison Transmission Holdings, Inc. 3.75% 1/30/20316	3,445	2,838
	Avis Budget Car Rental, LLC 5.75% 7/15/20276	1,025	929
	Avis Budget Group, Inc. 5.375% 3/1/20296	2,450	2,099
	Avolon Holdings Funding, Ltd. 3.95% 7/1/20246	1,587	1,520
	Avolon Holdings Funding, Ltd. 4.25% 4/15/20266	1,126	1,022
	Avolon Holdings Funding, Ltd. 4.375% 5/1/20266	1,975	1,802
	Boeing Company 4.875% 5/1/2025	1,555	1,545
	Boeing Company 3.10% 5/1/2026	251	236
	Boeing Company 3.25% 2/1/2028	4,000	3,639
	Boeing Company 5.15% 5/1/2030	1,100	1,076
	Boeing Company 3.60% 5/1/2034	6,250	5,016
	Boeing Company 5.805% 5/1/2050	4,000	3,729
	Bombardier, Inc. 7.125% 6/15/20266	4,100	3,985
	Bombardier, Inc. 7.875% 4/15/20276	8,070	7,844
	Bombardier, Inc. 6.00% 2/15/20286	1,010	935
	BWX Technologies, Inc. 4.125% 4/15/20296	1,025	899
	Canadian Pacific Railway, Ltd. 1.75% 12/2/2026	1,385	1,236
	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	1,738	1,444
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	829	561
	Chart Industries, Inc. 7.50% 1/1/20306	1,347	1,356
	Clarivate Science Holdings Corp. 3.875% 7/1/20286	590	512
	Clarivate Science Holdings Corp. 4.875% 7/1/20296	520	443
	CoreLogic, Inc. 4.50% 5/1/20286	6,075	4,669
	Covanta Holding Corp. 4.875% 12/1/20296	1,035	849
	CSX Corp. 4.25% 3/15/2029	1,062	1,024
	CSX Corp. 2.50% 5/15/2051	1,125	688
	Honeywell International, Inc. 2.30% 8/15/2024	2,640	2,536
	Honeywell International, Inc. 1.35% 6/1/2025	5,947	5,503
	Honeywell International, Inc. 2.70% 8/15/2029	1,470	1,310
	Icahn Enterprises Finance Corp. 4.75% 9/15/2024	2,090	2,009
	Icahn Enterprises, LP 5.25% 5/15/2027	1,185	1,088
	Icahn Enterprises, LP 4.375% 2/1/2029	1,525	1,292
	L3Harris Technologies, Inc. 1.80% 1/15/2031	2,625	2,021
	Lockheed Martin Corp. 5.10% 11/15/2027	951	974
	Lockheed Martin Corp. 5.25% 1/15/2033	1,742	1,802
	Lockheed Martin Corp. 5.70% 11/15/2054	1,849	1,949
	LSC Communications, Inc. 8.75% 10/15/20233,6,15	4,063	12
	Masco Corp. 1.50% 2/15/2028	774	642
	Masco Corp. 2.00% 2/15/2031	497	384

148    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Industrials	Masco Corp. 3.125% 2/15/2051	USD230	$144
(continued)	MasTec, Inc. 4.50% 8/15/20286	1,425	1,279
	Mileage Plus Holdings, LLC 6.50% 6/20/20276	1,980	1,973
	Norfolk Southern Corp. 3.05% 5/15/2050	2,746	1,852
	Northrop Grumman Corp. 2.93% 1/15/2025	1,820	1,747
	Northrop Grumman Corp. 3.25% 1/15/2028	3,495	3,229
	Otis Worldwide Corp. 2.293% 4/5/2027	2,135	1,914
	Roller Bearing Company of America, Inc. 4.375% 10/15/20296	195	169
	Rolls-Royce PLC 5.75% 10/15/20276	1,940	1,851
	Siemens AG 1.20% 3/11/20266	3,887	3,468
	Siemens AG 1.70% 3/11/20286	3,700	3,167
	SkyMiles IP, Ltd. 4.75% 10/20/20286	2,950	2,777
	Spirit AeroSystems, Inc. 9.375% 11/30/20296	507	534
	The Brink’s Co. 4.625% 10/15/20276	2,385	2,186
	TransDigm, Inc. 6.25% 3/15/20266	3,476	3,436
	TransDigm, Inc. 5.50% 11/15/2027	2,200	2,070
	Triumph Group, Inc. 8.875% 6/1/20246	2,295	2,339
	Triumph Group, Inc. 6.25% 9/15/20246	4,775	4,534
	Triumph Group, Inc. 7.75% 8/15/2025	3,950	3,366
	Union Pacific Corp. 2.40% 2/5/2030	2,414	2,071
	Union Pacific Corp. 2.95% 3/10/2052	1,000	681
	Union Pacific Corp. 3.839% 3/20/2060	546	425
	Union Pacific Corp. 3.799% 4/6/2071	545	405
	United Airlines, Inc. 4.375% 4/15/20266	975	905
	United Airlines, Inc. 4.625% 4/15/20296	2,225	1,941
	United Rentals, Inc. 3.875% 2/15/2031	2,050	1,723
	United Technologies Corp. 3.65% 8/16/2023	52	52
	United Technologies Corp. 3.95% 8/16/2025	3,155	3,085
	United Technologies Corp. 4.125% 11/16/2028	1,075	1,031
	Vertical U.S. Newco, Inc. 5.25% 7/15/20276	2,000	1,779
			130,519

Materials	Alcoa Nederland Holding BV 4.125% 3/31/20296	1,175	1,044
0.40%	Allegheny Technologies, Inc. 4.875% 10/1/2029	710	628
	Allegheny Technologies, Inc. 5.125% 10/1/2031	1,110	983
	Anglo American Capital PLC 2.25% 3/17/20286	484	408
	Anglo American Capital PLC 2.625% 9/10/20306	2,500	2,037
	Anglo American Capital PLC 3.95% 9/10/20506	1,281	942
	Arconic Rolled Products Corp. 6.125% 2/15/20286	750	705
	Avient Corp. 7.125% 8/1/20306	855	837
	Ball Corp. 6.875% 3/15/2028	1,415	1,455
	Ball Corp. 3.125% 9/15/2031	3,520	2,832
	CAN-PACK SA 3.875% 11/15/20296	935	738
	Celanese US Holdings, LLC 6.165% 7/15/2027	3,500	3,458
	Chevron Phillips Chemical Co., LLC 3.30% 5/1/20236	595	591
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	9,000	8,613
	Cleveland-Cliffs, Inc. 4.625% 3/1/20296	1,825	1,622
	Cleveland-Cliffs, Inc. 4.875% 3/1/20316	1,351	1,195
	CVR Partners, LP 6.125% 6/15/20286	745	669
	Dow Chemical Co. 3.60% 11/15/2050	1,328	955
	First Quantum Minerals, Ltd. 6.50% 3/1/20246	2,204	2,159
	First Quantum Minerals, Ltd. 7.50% 4/1/20256	11,350	11,071
	First Quantum Minerals, Ltd. 6.875% 3/1/20266	3,625	3,438
	First Quantum Minerals, Ltd. 6.875% 10/15/20276	4,240	3,987
	FXI Holdings, Inc. 7.875% 11/1/20246	2,321	1,933
	FXI Holdings, Inc. 12.25% 11/15/20266	4,492	3,726
	Glencore Funding, LLC 4.125% 3/12/20246	945	930
	International Flavors & Fragrances, Inc. 1.832% 10/15/20276	5,400	4,541
	Kaiser Aluminum Corp. 4.625% 3/1/20286	2,495	2,181

American Funds Insurance Series    149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Materials	LSB Industries, Inc. 6.25% 10/15/20286	USD860	$ 788
(continued)	LYB International Finance III, LLC 2.25% 10/1/2030	1,198	953
	LYB International Finance III, LLC 3.625% 4/1/2051	2,537	1,708
	LYB International Finance III, LLC 3.80% 10/1/2060	1,186	774
	Methanex Corp. 5.125% 10/15/2027	6,300	5,854
	Mineral Resources, Ltd. 8.50% 5/1/20306	1,525	1,548
	Mosaic Co. 4.05% 11/15/2027	1,050	991
	Nova Chemicals Corp. 4.25% 5/15/20296	1,875	1,536
	Novelis Corp. 3.875% 8/15/20316	1,115	912
	Praxair, Inc. 1.10% 8/10/2030	2,938	2,258
	SCIH Salt Holdings, Inc. 4.875% 5/1/20286	3,485	2,997
	SCIH Salt Holdings, Inc. 6.625% 5/1/20296	1,230	992
	Sherwin-Williams Company 3.125% 6/1/2024	275	267
	Sherwin-Williams Company 3.80% 8/15/2049	5,208	3,891
	South32 Treasury, Ltd. 4.35% 4/14/20326	1,527	1,311
	SPCM SA 3.375% 3/15/20306	600	484
	Venator Finance SARL 9.50% 7/1/20256	1,825	1,323
	Venator Finance SARL 5.75% 7/15/20256	5,845	2,005
	Warrior Met Coal, Inc. 7.875% 12/1/20286	3,400	3,356
	Westlake Chemical Corp. 4.375% 11/15/2047	500	378

			98,004

Utilities	Ameren Corp. 2.50% 9/15/2024	969	927
0.31%	Calpine Corp. 3.75% 3/1/20316	1,975	1,593
	Commonwealth Edison Co. 4.35% 11/15/2045	1,085	931
	Commonwealth Edison Co. 3.85% 3/15/2052	2,600	2,083
	Dominion Resources, Inc., junior subordinated, 3.071% 8/15/202413	920	887
	Duke Energy Carolinas, LLC 3.95% 11/15/2028	1,250	1,202
	Duke Energy Corp. 4.50% 8/15/2032	2,000	1,879
	Duke Energy Corp. 3.50% 6/15/2051	2,000	1,398
	Duke Energy Florida, LLC 3.20% 1/15/2027	1,445	1,366
	Duke Energy Indiana, Inc. 3.25% 10/1/2049	1,225	856
	Duke Energy Progress, LLC 3.70% 10/15/2046	457	348
	Duke Energy Progress, LLC 2.50% 8/15/2050	202	122
	Duke Energy Progress, LLC 2.90% 8/15/2051	91	60
	Edison International 3.55% 11/15/2024	2,200	2,125
	EDP Finance BV 3.625% 7/15/20246	4,100	3,959
	Electricité de France SA 4.75% 10/13/20356	1,250	1,057
	Electricité de France SA 4.875% 9/21/20386	2,750	2,246
	Electricité de France SA 5.60% 1/27/2040	525	481
	Emera US Finance, LP 3.55% 6/15/2026	320	300
	Enersis Américas SA 4.00% 10/25/2026	245	233
	Entergy Corp. 2.80% 6/15/2030	3,325	2,816
	Eversource Energy 3.80% 12/1/2023	2,730	2,700
	FirstEnergy Corp. 3.40% 3/1/2050	2,250	1,489
	FirstEnergy Transmission, LLC 2.866% 9/15/20286	675	590
	NRG Energy, Inc. 3.625% 2/15/20316	1,875	1,429
	Pacific Gas and Electric Co. 2.10% 8/1/2027	125	107
	Pacific Gas and Electric Co. 2.50% 2/1/2031	2,941	2,289
	Pacific Gas and Electric Co. 3.30% 8/1/2040	100	68
	Pacific Gas and Electric Co. 3.50% 8/1/2050	1,250	781
	PacifiCorp, First Mortgage Bonds, 4.125% 1/15/2049	4,000	3,293
	PG&E Corp. 5.00% 7/1/2028	3,750	3,429
	PG&E Corp. 5.25% 7/1/2030	3,400	3,099
	Public Service Electric and Gas Co. 3.60% 12/1/2047	548	419
	Public Service Electric and Gas Co. 3.15% 1/1/2050	2,451	1,727
	Southern California Edison Co. 2.85% 8/1/2029	4,450	3,877
	Southern California Edison Co. 6.00% 1/15/2034	2,500	2,620
	Southern California Edison Co. 5.75% 4/1/2035	675	675

150    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Utilities	Southern California Edison Co. 5.35% 7/15/2035	USD3,000	$ 2,915
(continued)	Southern California Edison Co. 4.00% 4/1/2047	264	208
	Talen Energy Corp. 7.25% 5/15/20276	8,334	8,664
	Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/20269,14	2,815	2,861
	Talen Energy Supply, LLC 7.625% 6/1/20286	1,180	1,232
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/20296	1,030	903
	Virginia Electric and Power Co. 2.40% 3/30/2032	2,575	2,088
	Xcel Energy, Inc. 2.60% 12/1/2029	1,950	1,669

			76,001

Real estate	Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026	315	305
0.28%	Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028	1,220	1,148
	Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	1,940	1,654
	Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031	1,320	1,155
	Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033	4,095	3,056
	Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049	410	349
	American Tower Corp. 1.45% 9/15/2026	2,369	2,070
	American Tower Corp. 3.55% 7/15/2027	1,425	1,322
	American Tower Corp. 3.60% 1/15/2028	1,000	921
	American Tower Corp. 1.50% 1/31/2028	2,500	2,073
	American Tower Corp. 2.30% 9/15/2031	1,500	1,170
	American Tower Corp. 2.95% 1/15/2051	2,000	1,247
	Anywhere Real Estate Group, LLC 5.75% 1/15/20296	2,260	1,712
	Essex Portfolio, LP 3.875% 5/1/2024	1,000	980
	Essex Portfolio, LP 3.50% 4/1/2025	6,825	6,587
	Extra Space Storage, Inc. 2.35% 3/15/2032	1,385	1,051
	GLP Capital, LP 3.35% 9/1/2024	1,263	1,212
	Hospitality Properties Trust 4.35% 10/1/2024	560	510
	Host Hotels & Resorts, LP 4.50% 2/1/2026	355	341
	Howard Hughes Corp. 5.375% 8/1/20286	1,450	1,309
	Howard Hughes Corp. 4.125% 2/1/20296	1,860	1,560
	Howard Hughes Corp. 4.375% 2/1/20316	2,690	2,180
	Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,401	1,780
	Iron Mountain, Inc. 5.25% 7/15/20306	3,785	3,298
	Iron Mountain, Inc. 4.50% 2/15/20316	2,650	2,184
	Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029	2,645	2,100
	Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030	1,940	1,482
	Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031	2,260	1,704
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/20276	3,757	3,163
	Park Intermediate Holdings, LLC 4.875% 5/15/20296	2,280	1,933
	Public Storage 1.85% 5/1/2028	2,490	2,140
	Public Storage 1.95% 11/9/2028	2,027	1,733
	Public Storage 2.30% 5/1/2031	719	585
	RHP Hotel Properties, LP 4.50% 2/15/20296	1,300	1,123
	RLJ Lodging Trust, LP 4.00% 9/15/20296	1,240	1,007
	Scentre Group 3.50% 2/12/20256	3,075	2,945
	Scentre Group 3.25% 10/28/20256	1,000	939
	Scentre Group 3.75% 3/23/20276	2,430	2,241
	Sun Communities Operating, LP 2.30% 11/1/2028	1,845	1,540
	Sun Communities Operating, LP 2.70% 7/15/2031	876	694
	UDR, Inc. 2.95% 9/1/2026	760	699
	VICI Properties, LP 3.875% 2/15/20296	1,367	1,200
	VICI Properties, LP 4.625% 12/1/20296	532	485
	VICI Properties, LP 4.125% 8/15/20306	971	851
			69,738

American Funds Insurance Series    151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Information	Adobe, Inc. 1.90% 2/1/2025	USD366	$ 346
technology	Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/20249,14	225	200
0.27%	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/20259,14	4,150	3,121
	Analog Devices, Inc. 1.70% 10/1/2028	1,286	1,092
	Analog Devices, Inc. 2.10% 10/1/2031	1,212	982
	Analog Devices, Inc. 2.80% 10/1/2041	2,961	2,179
	Analog Devices, Inc. 2.95% 10/1/2051	1,955	1,327
	Apple, Inc. 3.00% 2/9/2024	625	613
	Apple, Inc. 3.35% 2/9/2027	40	38
	Apple, Inc. 1.20% 2/8/2028	5,000	4,245
	Apple, Inc. 3.95% 8/8/2052	3,500	2,994
	Block, Inc. 3.50% 6/1/2031	2,325	1,858
	Booz Allen Hamilton, Inc. 4.00% 7/1/20296	1,000	882
	Broadcom, Inc. 1.95% 2/15/20286	1,407	1,191
	Broadcom, Inc. 2.60% 2/15/20336	2,524	1,901
	Broadcom, Inc. 3.469% 4/15/20346	1,771	1,418
	CommScope Finance, LLC 6.00% 3/1/20266	1,600	1,480
	Diebold Nixdorf, Inc. 9.375% 7/15/20256	10,434	7,462
	Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/20263,6,16	6,909	4,162
	Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/20253,9,14	4,731	3,186
	Fidelity National Information Services, Inc. 3.10% 3/1/2041	302	209
	Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/20249,14	EUR1,343	1,243
	Fiserv, Inc. 3.50% 7/1/2029	USD471	425
	Fiserv, Inc. 2.65% 6/1/2030	3,605	3,039
	Gartner, Inc. 4.50% 7/1/20286	650	607
	Intuit, Inc. 0.95% 7/15/2025	1,530	1,394
	Intuit, Inc. 1.35% 7/15/2027	1,395	1,209
	Intuit, Inc. 1.65% 7/15/2030	1,845	1,484
	Mastercard, Inc. 2.00% 11/18/2031	3,874	3,120
	Microsoft Corp. 2.921% 3/17/2052	4,814	3,431
	NCR Corp. 5.125% 4/15/20296	1,650	1,383
	PayPal Holdings, Inc. 2.65% 10/1/2026	662	612
	PayPal Holdings, Inc. 2.30% 6/1/2030	616	507
	Sabre GLBL, Inc. 7.375% 9/1/20256	946	911
	Sabre GLBL, Inc. 11.25% 12/15/20276	1,157	1,192
	Sabre Holdings Corp. 9.25% 4/15/20256	3,122	3,115
	Synaptics, Inc. 4.00% 6/15/20296	875	738
	Unisys Corp. 6.875% 11/1/20276	725	558
	VeriSign, Inc. 2.70% 6/15/2031	625	511
	Veritas US, Inc. 7.50% 9/1/20256	835	577
	Viavi Solutions, Inc. 3.75% 10/1/20296	725	611
			67,553

Consumer staples	7-Eleven, Inc. 0.80% 2/10/20246	1,700	1,618
0.23%	7-Eleven, Inc. 0.95% 2/10/20266	825	723
	7-Eleven, Inc. 1.30% 2/10/20286	2,500	2,076
	Albertsons Companies, Inc. 3.50% 3/15/20296	1,230	1,035
	Altria Group, Inc. 3.40% 2/4/2041	1,500	1,000
	Altria Group, Inc. 3.70% 2/4/2051	1,395	879
	Anheuser-Busch InBev NV 4.00% 4/13/2028	845	806
	Anheuser-Busch InBev NV 4.35% 6/1/2040	2,500	2,208
	Anheuser-Busch InBev NV 4.60% 4/15/2048	1,500	1,311
	British American Tobacco PLC 3.222% 8/15/2024	2,826	2,723
	British American Tobacco PLC 3.215% 9/6/2026	3,323	3,070
	British American Tobacco PLC 4.54% 8/15/2047	940	668
	Central Garden & Pet Co. 4.125% 4/30/20316	1,395	1,157
	Coca-Cola Company 1.00% 3/15/2028	940	787
	Conagra Brands, Inc. 1.375% 11/1/2027	4,615	3,852
	Constellation Brands, Inc. 3.60% 2/15/2028	625	580

152    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer staples	Constellation Brands, Inc. 2.25% 8/1/2031	USD1,487	$1,185
(continued)	Coty, Inc. 4.75% 1/15/20296	1,680	1,523
	Imperial Tobacco Finance PLC 6.125% 7/27/20276	845	842
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/20266	2,990	2,590
	Lamb Weston Holdings, Inc. 4.125% 1/31/20306	2,210	1,955
	PepsiCo, Inc. 2.625% 10/21/2041	5,000	3,721
	PepsiCo, Inc. 3.625% 3/19/2050	777	639
	PepsiCo, Inc. 2.75% 10/21/2051	1,723	1,200
	Philip Morris International, Inc. 2.875% 5/1/2024	788	765
	Philip Morris International, Inc. 3.25% 11/10/2024	2,000	1,936
	Philip Morris International, Inc. 0.875% 5/1/2026	2,990	2,630
	Philip Morris International, Inc. 5.125% 11/17/2027	3,073	3,101
	Philip Morris International, Inc. 3.375% 8/15/2029	788	711
	Philip Morris International, Inc. 5.625% 11/17/2029	1,482	1,507
	Philip Morris International, Inc. 1.75% 11/1/2030	2,956	2,322
	Philip Morris International, Inc. 5.75% 11/17/2032	938	959
	Post Holdings, Inc. 4.625% 4/15/20306	2,886	2,496
	Prestige Brands International, Inc. 3.75% 4/1/20316	1,115	921
	Reynolds American, Inc. 5.85% 8/15/2045	2,030	1,737
	Simmons Foods, Inc. 4.625% 3/1/20296	560	457
			57,690
	Total corporate bonds, notes & loans
			1,396,142
Asset-backed obligations 1.68%

	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/20266,8	1,050	1,005
	Allegro CLO, Ltd., Series 2016-1A, Class AR2,
	(3-month USD-LIBOR + 0.95%) 5.029% 1/15/20306,8,9	2,205	2,182
	Allegro CLO, Ltd., Series 2017-1A, Class AR,
	(3-month USD-LIBOR + 0.95%) 5.029% 10/16/20306,8,9	1,639	1,612
	American Express Credit Account Master Trust, Series 2018-9, Class A,
	(1-month USD-LIBOR + 0.38%) 4.698% 4/15/20268,9	9,000	8,995
	Ares CLO, Ltd., Series 2017-42A, Class AR,
	(3-month USD-LIBOR + 0.92%) 5.245% 1/22/20286,8,9	2,566	2,538
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2017-2A, Class A,
	2.97% 3/20/20246,8	960	957
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A,
	3.70% 9/20/20246,8	1,114	1,103
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A,
	4.00% 3/20/20256,8	3,100	3,049
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A,
	2.02% 2/20/20276,8	539	489
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B,
	2.96% 2/20/20276,8	138	124
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A,
	1.38% 8/20/20276,8	11,617	10,133
	BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/20288	6,633	6,706
	Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR,
	(3-month USD-LIBOR + 1.00%) 5.675% 11/20/20306,8,9	3,660	3,614
	Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A,
	1.42% 11/17/20336,8	531	494
	Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/20376,8	4,807	4,092
	Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/20416,8	665	582
	Cent CLO, Ltd., Series 2014-21A, Class AR,
	(3-month USD-LIBOR + 0.97%) 5.328% 7/27/20306,8,9	5,164	5,089
	CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/20606,8	5,191	4,639
	CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/20606,8	1,746	1,444
	CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/20616,8	6,093	5,277
	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5,
	(1-month USD-LIBOR + 0.62%) 4.981% 4/22/20268,9	4,960	4,963

American Funds Insurance Series    153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Asset-backed obligations (continued)

CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/20456,8	USD1,446	$ 1,245
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/20456,8	5,382	4,669
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/20456,8	1,170	1,017
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/20466,8	1,607	1,373
Discover Card Execution Note Trust, Series 2018-A6, Class A6,
(1-month USD-LIBOR + 0.39%) 4.708% 3/15/20268,9	11,400	11,397
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 3/16/20268	256	256
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/20266,8	6,318	6,335
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R,
(3-month USD-LIBOR + 0.98%) 5.059% 4/15/20286,8,9	5,181	5,131
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/20456,8	351	297
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/20286,8	6,513	6,341
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/20296,8	3,263	3,192
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/20296,8	5,092	5,109
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/20258	1,100	1,101
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/20376,8	5,999	5,320
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/20266,8	3,272	3,292
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/20306,8	4,825	4,760
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/20306,8	6,000	5,885
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/20316,8	9,605	9,181
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/20316,8	8,861	8,318
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/20456,8	685	604
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/20456,8	275	245
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/20396,8	2,443	2,294
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/20406,8	10,273	9,116
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/20406,8	12,830	11,408
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/20416,8	4,021	3,468
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/20416,8	5,992	5,201
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/20416,8	474	402
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/20233,6,8	5,930	5,689
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/20256,8	8,452	7,816
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/20256,8	634	581
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/20256,8	405	365
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/20266,8	8,390	8,026
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/20276,8	5,565	4,853
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/20276,8	685	588
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/20276,8	429	355
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/20286,8	4,900	4,305
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/20286,8	8,750	8,096
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3,
(3-month USD-LIBOR + 1.00%) 5.079% 4/15/20296,8,9	1,090	1,087
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2,
(3-month USD-LIBOR + 1.00%) 5.278% 7/21/20306,8,9	5,497	5,411
Marathon CLO, Ltd., Series 2017-9A, Class A1AR,
(3-month USD-LIBOR + 1.15%) 5.229% 4/15/20296,8,9	2,311	2,288
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A,
1.54% 3/20/20266,8	4,700	4,486
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/20266,8	1,900	1,840
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/20276,8	2,531	2,473
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/20696,8	5,085	4,327
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/20706,8	5,969	5,062
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/20466,8	6,343	5,341
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/20626,8	10,468	9,303
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/20626,8	5,889	5,217
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/20626,8	10,010	8,901
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1,
1.91% 10/20/20616,8	23,051	19,520
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R,
(3-month USD-LIBOR + 0.97%) 5.328% 7/25/20306,8,9	1,752	1,733
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1,
(3-month USD-LIBOR + 1.00%) 5.757% 11/25/20286,8,9	1,415	1,405

154    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Asset-backed obligations (continued)

Palmer Square Loan Funding, CLO, Series 2021-1, Class A1,
(3-month USD-LIBOR + 0.90%) 5.143% 4/20/20296,8,9	USD437	$433
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1,
(3-month USD-LIBOR + 0.80%) 4.879% 10/15/20296,8,9	8,431	8,324
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2,
(3-month USD-LIBOR + 1.40%) 5.479% 10/15/20296,8,9	5,378	5,207
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1,
(3-month USD CME Term SOFR + 1.56%) 4.084% 1/15/20316,8,9	5,871	5,838
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/20368	2,725	2,534
PPM CLO, Ltd., Series 2022-6, Class A,
(3-month USD CME Term SOFR + 2.45%) 2.45% 1/20/20316,8,9	9,947	9,947
Race Point CLO, Ltd., Series 2015-9A, Class A1A2,
(3-month USD-LIBOR + 0.94%) 5.019% 10/15/20306,8,9	4,634	4,571
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/20258	4,359	4,337
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/20258	646	643
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/20268	1,987	1,991
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/20268	4,101	4,027
SMB Private Education Loan Trust, Series 2021-A, Class A2A2,
(1-month USD-LIBOR + 0.73%) 5.048% 1/15/20536,8,9	6,531	6,256
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/20466,8	3,451	2,775
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/20466,8	4,820	4,182
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/20416,8	4,782	4,039
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/20336,8	2,480	2,209
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/20336,8	2,048	1,770
Stratus Static CLO, Ltd., Series 2022-3, Class A,
(3-month USD CME Term SOFR + 2.15%) 6.678% 10/20/20316,8,9	7,500	7,500
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/20756,8	3,286	2,989
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/20456,8	1,820	1,599
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/20456,8	801	699
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/20466,8	924	778
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/20466,8	2,661	2,267
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/20316,8	3,250	3,134
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/20336,8	889	814
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/20346,8,9	7,257	6,439
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/20456,8	10,345	8,870
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/20466,8	1,823	1,523
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/20256,8	6,521	6,506
		417,313
Bonds & notes of governments & government agencies outside the U.S. 0.17%

CPPIB Capital, Inc. 2.75% 11/2/20276	6,600	6,096
European Investment Bank 0.75% 10/26/2026	6,194	5,433
OMERS Finance Trust 3.50% 4/19/20326	4,315	3,905
OMERS Finance Trust 4.00% 4/19/20526	4,315	3,459
Panama (Republic of) 3.298% 1/19/2033	4,365	3,545
Panama (Republic of) 4.50% 1/19/2063	1,035	733
Peru (Republic of) 1.862% 12/1/2032	2,525	1,848
Peru (Republic of) 2.78% 12/1/2060	3,775	2,214
Qatar (State of) 3.375% 3/14/20246	2,315	2,271
Qatar (State of) 4.00% 3/14/20296	745	733
Qatar (State of) 4.817% 3/14/20496	750	731
Swedish Export Credit Corp. 3.625% 9/3/2024	5,089	4,993
United Mexican States 2.659% 5/24/2031	2,703	2,187
United Mexican States 4.875% 5/19/2033	1,790	1,647
United Mexican States 3.771% 5/24/2061	1,528	971

		40,766

American Funds Insurance Series    155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Municipals 0.14%

California	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
0.02%	Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026	USD1,200	$1,079
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
	Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027	1,660	1,454
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
	Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	495	398
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
	Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042	1,170	869
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
	Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046	2,470	2,288

			6,088

Connecticut	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1,
0.00%	4.00% 11/15/2044	5	5
	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1,
	4.00% 11/15/2044	10	10

			15

Florida	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027	5,335	4,649
0.04%	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030	5,365	4,399

			9,048

Guam	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A,
0.00%	3.839% 10/1/2036	240	196
	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A,
	4.46% 10/1/2043	315	246

			442

Illinois	G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured,
0.01%	5.10% 6/1/2033	4,125	3,952

Maryland	Community Dev. Administration, Dept. of Housing and Community Dev., Residential
0.00%	Rev. Ref. Bonds, Series 2014-E, 2.857% 9/1/2040	10	10

Minnesota	Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038	30	30
0.00%

New York	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose),
0.03%	Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)	2,865	2,556
	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose),
	Series 2021-C, 1.748% 3/15/2028	4,745	4,036

			6,592

Ohio	Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds
0.02%	(VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031	5,110	4,314

South Carolina	Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041	10	10
0.00%

156    American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)					Principal amount	Value
					(000)	(000)

Municipals (continued)

South Dakota	Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F,
0.00%	4.00% 5/1/2034				USD5	$5

Tennessee	Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT,
0.00%	4.00% 7/1/2043				5	5

Wisconsin	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022,
0.02%	4.95% 3/1/2034				5,865	5,213
	Total municipals
						35,724
	Total bonds, notes & other debt instruments (cost: $5,829,150,000)
						5,385,913
Short-term securities 6.82%					Shares

Money market investments 6.61%

	Capital Group Central Cash Fund 4.31%7,17				16,398,802	1,639,716

Money market investments purchased with collateral from securities on loan 0.21%

	Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%17,18				20,644,758	20,645
	Invesco Short-Term Investments Trust – Government & Agency Portfolio,
	Institutional Class 4.22%17,18				17,940,546	17,940
	Capital Group Central Cash Fund 4.31%7,17,18				126,229	12,622
						51,207
	Total short-term securities (cost: $1,690,721,000)
						1,690,923
	Total investment securities 102.09% (cost: $21,116,750,000)
						25,318,386
	Other assets less liabilities (2.09)%					(517,812)
	Net assets 100.00%
						$24,800,574
Futures contracts

						Value and
						unrealized
						appreciation
					Notional	(depreciation)
			Number of		amount	at 12/31/2022
Contracts		Type	contracts	Expiration	(000)	(000)

2 Year U.S. Treasury Note Futures		Long	543	March 2023	USD111,357	$139
5 Year U.S. Treasury Note Futures		Long	2,120	March 2023	228,811	(257)
10 Year U.S. Treasury Note Futures		Long	1,324	March 2023	148,681	(1,571)
10 Year Ultra U.S. Treasury Note Futures		Short	3,101	March 2023	(366,790)	2,180
20 Year U.S. Treasury Bond Futures		Long	960	March 2023	120,330	(1,534)
30 Year Ultra U.S. Treasury Bond Futures		Long	53	March 2023	7,119	(123)

						$(1,166)

American Funds Insurance Series    157

Asset Allocation Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
				Notional	Value at	premium	depreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	received	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)

CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD238,057	$(1,903)	$(280)	$(1,623)

Investments in affiliates7

	Value of			Net	Net
					unrealized	Value of
	affiliates at			realized	appreciation	affiliates at	Dividend
	1/1/2022	Additions	Reductions	loss	(depreciation)	12/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Common stocks 0.00%
Health care 0.00%
NuCana PLC (ADR)19	$7,086	$—	$2,674	$(14,288)	$9,876	$—	$—
Investment funds 5.51%
Capital Group Central Corporate Bond Fund	1,617,261	83,203	40,000	(10,186)	(283,156)	1,367,122	43,890
Short-term securities 6.66%
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%17	1,417,334	4,300,144	4,077,429	(250)	(83)	1,639,716	36,585
Money market investments purchased with collateral
from securities on loan 0.05%
Capital Group Central Cash Fund 4.31%17,18	8,492	4,13020				12,622	—21
Total short-term securities						1,652,338
Total 12.17%
				$(24,724)	$(273,363)	$3,019,460	$80,475

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Carbon Health Technologies, Inc., convertible preferred shares,
1.00% 7/9/2024 3	7/9/2021	$50,000	$63,388.26%
Rotech Healthcare, Inc.1,3	8/22/2014	6,949	19,703.08
Total
		$56,949	$83,091.34%

158    American Funds Insurance Series

Asset Allocation Fund (continued)

1Security did not produce income during the last 12 months.

2All or a portion of this security was on loan. The total value of all such securities was $67,688,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

3Value determined using significant unobservable inputs.

4Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $83,091,000, which represented .33% of the net assets of the fund.

5Amount less than one thousand.

6Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,155,580,000, which represented 4.66% of the net assets of the fund.

7Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

8Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

9Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

10Purchased on a TBA basis.

11All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,779,000, which represented .04% of the net assets of the fund.

12Index-linked bond whose principal amount moves with a government price index.

13Step bond; coupon rate may change at a later date.

14Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,799,000, which represented .04% of the net assets of the fund.

15Scheduled interest and/or principal payment was not received.

16Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.

17Rate represents the seven-day yield at 12/31/2022.

18Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

19Affiliated issuer during the reporting period but no longer held at 12/31/2022.

20Represents net activity. Refer to Note 5 for more information on securities lending.

21Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations
ADR = American Depositary Receipts	EURIBOR = Euro Interbank Offered Rate
Agcy. = Agency	Fin. = Finance
AMT = Alternative Minimum Tax	Fncg. = Financing
Assn. = Association	G.O. = General Obligation
Auth. = Authority	LIBOR = London Interbank Offered Rate
CAD = Canadian dollars	PIK = Payment In Kind
CLO = Collateralized Loan Obligations	Ref. = Refunding
CME = CME Group	REIT = Real Estate Investment Trust
CMO = Collateralized Mortgage Obligations	Rev. = Revenue
DAC = Designated Activity Company	SOFR = Secured Overnight Financing Rate
Dept. = Department	TBA = To be announced
Dev. = Development	USD = U.S. dollars
EUR = Euros
Refer to the notes to financial statements.

American Funds Insurance Series    159

American Funds Global Balanced Fund

(formerly Global Balanced Fund) Investment portfolio December 31, 2022

Common stocks 58.58%			Value
		Shares	(000)

Financials	Zurich Insurance Group AG	10,777	$ 5,150
10.64%	B3 SA-Brasil, Bolsa, Balcao	2,047,634	5,123
	HDFC Bank, Ltd. (ADR)	25,988	1,778
	HDFC Bank, Ltd.	79,465	1,564
	DNB Bank ASA	156,181	3,092
	AIA Group, Ltd.	195,894	2,158
	Toronto-Dominion Bank (CAD denominated)	32,954	2,134
	PNC Financial Services Group, Inc.	11,839	1,870
	Kotak Mahindra Bank, Ltd.	78,279	1,722
	DBS Group Holdings, Ltd.	55,100	1,395
	Citigroup, Inc.	30,627	1,385
	BlackRock, Inc.	1,886	1,337
	ING Groep NV	98,239	1,199
	United Overseas Bank, Ltd.	47,600	1,092
	BNP Paribas SA	12,920	735
	Nasdaq, Inc.	11,966	734
	JPMorgan Chase & Co.	5,371	720
	KBC Groep NV	11,130	715
	Münchener Rückversicherungs-Gesellschaft AG	1,931	628
	Aegon NV	122,629	622
	Bank Central Asia Tbk PT	1,108,100	608
	Tryg A/S	24,243	575
	Banco Santander, SA	176,586	529
	Ping An Insurance (Group) Company of China, Ltd., Class H	66,500	439
	Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	77
	FinecoBank SpA	26,543	442
	Great-West Lifeco, Inc.	17,334	401
	CME Group, Inc., Class A	2,292	385
	Fairfax Financial Holdings, Ltd., subordinate voting shares	506	300
	Allfunds Group PLC	18,078	126
	Lufax Holding, Ltd. (ADR)	47,602	92

			39,127

Industrials	Raytheon Technologies Corp.	71,227	7,188
8.37%	General Electric Co.	39,535	3,313
	BAE Systems PLC	264,063	2,729
	Thales SA	20,022	2,560
	General Dynamics Corp.	8,468	2,101
	Carrier Global Corp.	49,012	2,022
	L3Harris Technologies, Inc.	9,073	1,889
	Siemens AG	13,373	1,856
	Honeywell International, Inc.	6,585	1,411
	RELX PLC	46,732	1,295
	CSX Corp.	38,467	1,192
	LIXIL Corp.	54,500	831
	Deutsche Post AG	17,657	665
	Safran SA	4,525	565
	Trelleborg AB, Class B	11,334	262
	Brenntag SE	3,756	240
	Melrose Industries PLC	141,781	230
	Airbus SE, non-registered shares	1,805	215
	NIBE Industrier AB, Class B	21,550	201

			30,765

Health care	Abbott Laboratories	57,298	6,291
7.78%	Gilead Sciences, Inc.	30,992	2,661
	Novartis AG	28,897	2,617
	Siemens Healthineers AG	51,525	2,578
	UnitedHealth Group, Inc.	4,540	2,407

160    American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)			Value
		Shares	(000)

Health care	Thermo Fisher Scientific, Inc.	3,354	$ 1,847
(continued)	AstraZeneca PLC	12,615	1,712
	Merck KGaA	8,165	1,581
	AbbVie, Inc.	8,136	1,315
	Stryker Corp.	3,999	978
	Amgen, Inc.	3,365	884
	Medtronic PLC	11,261	875
	Eurofins Scientific SE, non-registered shares	11,316	815
	BioMarin Pharmaceutical, Inc.1	6,615	685
	Humana, Inc.	1,166	597
	Bayer AG	10,117	522
	Takeda Pharmaceutical Company, Ltd.	8,400	262

			28,627

Information	Broadcom, Inc.	16,303	9,115
technology	Microsoft Corp.	31,123	7,464
6.47%	Micron Technology, Inc.	44,625	2,230
	Taiwan Semiconductor Manufacturing Company, Ltd.	97,000	1,414
	GlobalWafers Co., Ltd.	86,000	1,195
	ServiceNow, Inc.1	2,184	848
	Accenture PLC, Class A	3,024	807
	Apple, Inc.	3,194	415
	Applied Materials, Inc.	2,383	232
	Texas Instruments, Inc.	380	63

			23,783

Consumer staples	Nestlé SA	35,802	4,135
5.34%	Philip Morris International, Inc.	36,010	3,645
	ITC, Ltd.	833,272	3,340
	Imperial Brands PLC	95,936	2,397
	Seven & i Holdings Co., Ltd.	39,200	1,677
	Pernod Ricard SA	5,580	1,097
	British American Tobacco PLC	27,475	1,090
	Heineken NV	7,506	705
	Altria Group, Inc.	14,317	654
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	104,700	465
	Treasury Wine Estates, Ltd.	27,708	256
	Kweichow Moutai Co., Ltd., Class A	721	178

			19,639

Utilities	DTE Energy Company	29,637	3,483
4.80%	Power Grid Corporation of India, Ltd.	1,007,658	2,594
	NextEra Energy, Inc.	28,214	2,359
	Duke Energy Corp.	16,849	1,735
	E.ON SE	157,688	1,574
	Entergy Corp.	10,025	1,128
	Iberdrola, SA, non-registered shares	77,458	906
	ENN Energy Holdings, Ltd.	64,000	893
	Dominion Energy, Inc.	14,276	875
	National Grid PLC	65,238	784
	Enel SpA	122,240	657
	SembCorp Industries, Ltd.	187,100	471
	Public Service Enterprise Group, Inc.	3,391	208

			17,667

American Funds Insurance Series    161

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)			Value
		Shares	(000)

Materials	Freeport-McMoRan, Inc.	87,143	$ 3,311
4.33%	Linde PLC	6,504	2,122
	BHP Group, Ltd. (CDI)	62,248	1,919
	Evonik Industries AG	96,394	1,851
	Fortescue Metals Group, Ltd.	126,401	1,762
	Rio Tinto PLC	20,187	1,417
	Shin-Etsu Chemical Co., Ltd.	11,000	1,340
	Vale SA (ADR), ordinary nominative shares	64,102	1,088
	UPM-Kymmene OYJ	15,079	565
	International Flavors & Fragrances, Inc.	2,739	287
	Air Liquide SA, non-registered shares	1,874	267

			15,929

Energy	Canadian Natural Resources, Ltd. (CAD denominated)	125,963	6,995
4.02%	Neste OYJ	40,724	1,881
	Shell PLC (GBP denominated)	54,477	1,548
	Chevron Corp.	8,045	1,444
	BP PLC	184,567	1,073
	DT Midstream, Inc.	10,284	568
	Baker Hughes Co., Class A	17,643	521
	TC Energy Corp. (CAD denominated)	12,080	482
	Woodside Energy Group, Ltd. (CDI)	10,942	264

			14,776

Communication	Alphabet, Inc., Class A1	19,243	1,698
services	Alphabet, Inc., Class C1	7,907	701
3.14%	Netflix, Inc.1	8,029	2,368
	Singapore Telecommunications, Ltd.	782,600	1,502
	Comcast Corp., Class A	30,643	1,072
	BCE, Inc.	22,635	995
	Omnicom Group, Inc.	10,624	867
	Universal Music Group NV	31,035	749
	SoftBank Corp.	54,400	615
	Meta Platforms, Inc., Class A1	4,089	492
	Electronic Arts, Inc.	4,021	491

			11,550

Consumer	LVMH Moët Hennessy-Louis Vuitton SE	2,423	1,760
discretionary	Cie. Financière Richemont SA, Class A	8,551	1,107
2.27%	Ferrari NV	3,990	855
	Ferrari NV (EUR denominated)	1,039	222
	General Motors Company	27,725	933
	Tesla, Inc.1	7,350	905
	InterContinental Hotels Group PLC	12,297	708
	Starbucks Corp.	4,596	456
	Royal Caribbean Cruises, Ltd.1	8,302	410
	Astra International Tbk PT	1,050,300	383
	Aptiv PLC1	2,518	234
	D.R. Horton, Inc.	2,232	199
	Airbnb, Inc., Class A1	1,851	158
	JD.com, Inc., Class A	1,200	34

			8,364

162    American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)			Value
		Shares	(000)

Real estate	Embassy Office Parks REIT	342,621	$ 1,390
1.42%	Equinix, Inc. REIT	2,059	1,349
	CTP NV	104,148	1,226
	Digital Realty Trust, Inc. REIT	4,683	470
	Crown Castle, Inc. REIT	3,025	410
	Americold Realty Trust, Inc. REIT	12,798	362

			5,207
	Total common stocks (cost: $194,190,000)
			215,434
Preferred securities 0.40%

Financials	Fannie Mae, Series S, 8.25% noncumulative preferred shares1	223,000	522
0.25%	Federal Home Loan Mortgage Corp., Series Z,
	8.375% noncumulative preferred shares1	192,000	389
			911

Consumer	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares1	5,497	558
discretionary	Total preferred securities (cost: $1,986,000)
			1,469
0.15%

Convertible stocks 0.34%

Utilities	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	16,500	828
0.23%

Health care	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023	300	407
0.11%	Total convertible stocks (cost: $1,214,000)
			1,235

Investment funds 1.50%

	Capital Group Central Corporate Bond Fund2	678,772	5,532
	Total investment funds (cost: $5,481,000)		5,532
Bonds, notes & other debt instruments 34.19%		Principal amount

		(000)

Bonds & notes of governments & government agencies outside the U.S. 13.26%

	Abu Dhabi (Emirate of) 0.75% 9/2/20233	USD275	267
	Agricultural Development Bank of China 3.75% 1/25/2029	CNY550	83
	Asian Development Bank 1.125% 6/10/2025	GBP100	112
	Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD310	200
	Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	1,055	591
	Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	150	79
	Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	2,250	1,388
	Austria (Republic of) 0% 2/20/2031	EUR660	553
	Brazil (Federative Republic of) 10.00% 1/1/2023	BRL600	108
	Brazil (Federative Republic of) 0% 1/1/2024	1,700	284
	Brazil (Federative Republic of) 10.00% 1/1/2025	900	163
	Canada 0.75% 10/1/2024	CAD1,125	785
	Canada 2.25% 6/1/2025	1,400	998
	Canada 0.25% 3/1/2026	570	378
	Canada 3.50% 3/1/2028	1,009	749
	Chile (Republic of) 4.70% 9/1/2030	CLP245,000	279

American Funds Insurance Series    163

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

China (People’s Republic of), Series 1910, 3.86% 7/22/2049	CNY2,110	$ 336
China (People’s Republic of), Series INBK, 3.39% 3/16/2050	1,600	235
China (People’s Republic of), Series INBK, 3.81% 9/14/2050	10,290	1,626
China Development Bank Corp., Series 2008, 2.89% 6/22/2025	3,240	470
China Development Bank Corp., Series 2004, 3.43% 1/14/2027	1,060	156
China Development Bank Corp., Series 2009, 3.39% 7/10/2027	8,580	1,258
China Development Bank Corp., Series 1805, 4.88% 2/9/2028	2,040	322
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP2,331,300	365
Colombia (Republic of), Series B, 7.00% 3/26/2031	5,308,700	776
European Investment Bank 0.375% 9/15/2027	EUR110	105
European Investment Bank 0.25% 1/20/2032	860	717
European Union 0% 7/6/2026	100	97
European Union 0.25% 10/22/2026	50	48
French Republic O.A.T. 0.75% 2/25/2028	640	618
French Republic O.A.T. 0% 11/25/2030	1,320	1,128
French Republic O.A.T. 0% 5/25/2032	650	527
French Republic O.A.T. 2.00% 11/25/2032	610	596
French Republic O.A.T. 3.25% 5/25/2045	160	171
Germany (Federal Republic of) 0% 4/16/2027	950	915
Germany (Federal Republic of) 0% 8/15/2031	2,600	2,258
Germany (Federal Republic of) 0% 2/15/2032	540	463
Germany (Federal Republic of) 1.70% 8/15/2032	1,129	1,127
Germany (Federal Republic of) 1.00% 5/15/2038	640	548
Germany (Federal Republic of) 0% 8/15/2050	200	112
Germany (Federal Republic of) 0% 8/15/2052	260	139
Greece (Hellenic Republic of) 3.45% 4/2/2024	110	118
Greece (Hellenic Republic of) 3.375% 2/15/2025	300	321
Greece (Hellenic Republic of) 1.75% 6/18/2032	790	668
India (Republic of) 5.15% 11/9/2025	INR8,000	92
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	IDR1,833,000	127
Indonesia (Republic of), Series 87, 6.50% 2/15/2031	1,253,000	78
Israel (State of) 2.875% 1/29/2024	EUR200	213
Israel (State of) 1.50% 1/18/2027	100	100
Italy (Republic of) 1.35% 4/1/2030	660	581
Italy (Republic of) 2.50% 12/1/2032	650	583
Japan, Series 17, 0.10% 9/10/20234	JPY10,900	84
Japan, Series 18, 0.10% 3/10/20244	21,660	169
Japan, Series 19, 0.10% 9/10/20244	31,620	247
Japan, Series 150, 0.005% 12/20/2026	84,950	644
Japan, Series 22, 0.10% 3/10/20274	26,454	211
Japan, Series 346, 0.10% 3/20/2027	134,150	1,018
Japan, Series 363, 0.10% 6/20/2031	56,000	412
Japan, Series 365, 0.10% 12/20/2031	317,600	2,340
Japan, Series 152, 1.20% 3/20/2035	264,400	2,109
Japan, Series 179, 0.50% 12/20/2041	71,600	476
Japan, Series 42, 1.70% 3/20/2044	50,150	408
Japan, Series 37, 0.60% 6/20/2050	26,950	162
Japan, Series 74, 1.00% 3/20/2052	178,400	1,178
Japan, Series 76, 1.40% 9/20/2052	80,350	586
KfW 1.125% 7/4/2025	GBP95	106
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR1,380	315
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	620	140
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	270	57
Morocco (Kingdom of) 3.50% 6/19/2024	EUR100	107
Morocco (Kingdom of) 1.50% 11/27/2031	100	79
Netherlands (Kingdom of the) 5.50% 1/15/2028	100	121
Nova Scotia (Province of) 3.15% 12/1/2051	CAD170	101
Peru (Republic of) 2.392% 1/23/2026	USD90	83
Philippines (Republic of) 0.001% 4/12/2024	JPY100,000	753

164    American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

	Philippines (Republic of) 0.25% 4/28/2025	EUR100	$99
	Philippines (Republic of) 1.648% 6/10/2031	USD200	160
	Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN410	74
	Portuguese Republic 0.475% 10/18/2030	EUR230	199
	Romania 2.125% 3/7/2028	130	117
	Romania 3.624% 5/26/2030	392	344
	Romania 2.00% 1/28/2032	100	72
	Romania 2.00% 4/14/2033	200	138
	Romania 3.375% 2/8/2038	80	58
	Romania 4.625% 4/3/2049	39	30
	Romania 3.375% 1/28/2050	73	45
	Russian Federation 7.00% 8/16/20235,6	RUB16,600	77
	Russian Federation 2.875% 12/4/20255	EUR200	90
	Russian Federation 4.25% 6/23/20275	USD200	86
	Russian Federation 4.375% 3/21/20295	200	82
	Russian Federation 6.90% 5/23/20295	RUB28,250	123
	Russian Federation 7.65% 4/10/20305	38,320	166
	Russian Federation 5.90% 3/12/20315	5,620	24
	Russian Federation 6.90% 7/23/20315	18,200	79
	Russian Federation 8.50% 9/17/20315	5,530	24
	Russian Federation 7.70% 3/23/20335	23,030	100
	Russian Federation 7.25% 5/10/20345	8,140	35
	Serbia (Republic of) 3.125% 5/15/2027	EUR385	356
	Serbia (Republic of) 2.05% 9/23/2036	185	112
	South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR3,000	157
	Spain (Kingdom of) 0% 1/31/2027	EUR335	317
	Spain (Kingdom of) 0.80% 7/30/2027	490	474
	Spain (Kingdom of) 0.50% 10/31/2031	395	329
	Spain (Kingdom of) 0.70% 4/30/2032	830	693
	Tunisia (Republic of) 6.75% 10/31/2023	260	235
	Tunisia (Republic of) 6.75% 10/31/2023	150	135
	Ukraine 6.876% 5/21/20313,5	USD250	48
	Ukraine 6.876% 5/21/20315	200	38
	United Kingdom 2.75% 9/7/2024	GBP50	60
	United Kingdom 1.25% 7/22/2027	410	447
	United Kingdom 0.375% 10/22/2030	490	463
	United Kingdom 0.25% 7/31/2031	160	145
	United Kingdom 1.00% 1/31/2032	1,490	1,427
	United Kingdom 4.25% 6/7/2032	1,165	1,474
	United Kingdom 3.25% 1/22/2044	174	187
	United Kingdom 1.25% 7/31/2051	413	270
	United Mexican States, Series M, 5.75% 3/5/2026	MXN18,200	846
	United Mexican States, Series M, 7.50% 6/3/2027	1,950	94
	United Mexican States, Series M, 7.75% 5/29/2031	5,000	238
	United Mexican States, Series M, 8.00% 11/7/2047	5,120	235
	United Mexican States, Series M, 8.00% 7/31/2053	18,880	864

			48,783
U.S. Treasury bonds & notes 12.04%

U.S. Treasury	U.S. Treasury 2.50% 3/31/2023	USD1,182	1,177
11.52%	U.S. Treasury 2.75% 4/30/2023	1,485	1,477
	U.S. Treasury 1.50% 2/29/2024	5,058	4,876
	U.S. Treasury 2.50% 4/30/2024	995	967
	U.S. Treasury 3.25% 8/31/2024	706	691
	U.S. Treasury 1.50% 10/31/2024	1,300	1,232
	U.S. Treasury 1.00% 12/15/2024	620	580
	U.S. Treasury 1.75% 3/15/2025	98	93
	U.S. Treasury 3.00% 7/15/2025	1,016	984

American Funds Insurance Series    165

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury	U.S. Treasury 3.125% 8/15/2025	USD18	$17
(continued)	U.S. Treasury 0.25% 8/31/2025	833	749
	U.S. Treasury 4.50% 11/15/2025	178	179
	U.S. Treasury 0.375% 11/30/2025	50	45
	U.S. Treasury 0.50% 2/28/2026	500	446
	U.S. Treasury 0.75% 3/31/2026	2,075	1,861
	U.S. Treasury 0.875% 6/30/2026	74	66
	U.S. Treasury 2.25% 2/15/2027	298	277
	U.S. Treasury 1.875% 2/28/2027	6,696	6,133
	U.S. Treasury 2.50% 3/31/2027	1,025	962
	U.S. Treasury 2.75% 4/30/2027	6,460	6,125
	U.S. Treasury 2.75% 7/31/2027	46	43
	U.S. Treasury 3.125% 8/31/2027	2,160	2,078
	U.S. Treasury 4.125% 9/30/2027	268	269
	U.S. Treasury 4.125% 10/31/2027	357	358
	U.S. Treasury 2.875% 5/15/2028	1,275	1,204
	U.S. Treasury 2.875% 8/15/2028	557	525
	U.S. Treasury 0.625% 5/15/2030	823	652
	U.S. Treasury 0.625% 8/15/2030	650	512
	U.S. Treasury 1.625% 5/15/2031	375	316
	U.S. Treasury 1.25% 8/15/2031	395	321
	U.S. Treasury 1.375% 11/15/2031	834	680
	U.S. Treasury 1.875% 2/15/2032	779	661
	U.S. Treasury 2.875% 5/15/2032	640	590
	U.S. Treasury 2.75% 8/15/2032	1,279	1,164
	U.S. Treasury 4.125% 11/15/2032	195	199
	U.S. Treasury 1.875% 2/15/20417	920	652
	U.S. Treasury 2.25% 5/15/20417	525	395
	U.S. Treasury 2.875% 11/15/2046	400	322
	U.S. Treasury 1.25% 5/15/2050	140	76
	U.S. Treasury 2.375% 5/15/2051	490	353
	U.S. Treasury 2.00% 8/15/2051	560	369
	U.S. Treasury 1.875% 11/15/20517	686	437
	U.S. Treasury 2.25% 2/15/20527	765	535
	U.S. Treasury 2.875% 5/15/2052	273	220
	U.S. Treasury 3.00% 8/15/2052	510	423
	U.S. Treasury 4.00% 11/15/2052	70	70

			42,361

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20244	829	803
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20244	575	555
securities	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20274	367	346
0.52%	U.S. Treasury Inflation-Protected Security 1.00% 2/15/20494	249	208
			1,912
	Total U.S. Treasury bonds & notes
			44,273
Corporate bonds, notes & loans 5.64%

Financials	ACE INA Holdings, Inc. 3.35% 5/3/2026	10	10
1.80%	ACE INA Holdings, Inc. 4.35% 11/3/2045	20	17
	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)8	EUR200	167
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)3,8	USD200	204
	Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)8	EUR100	106
	Banco de Sabadell, SA 2.625% 3/24/2026
	(5-year EUR Mid-Swap + 2.20% on 3/24/2025)8	100	101
	Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)8	USD200	188
	Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)8	500	451
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)8	160	140

166    American Funds Insurance Series
American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	Bank of America Corp. 3.419% 12/20/2028
(continued)	(3-month USD-LIBOR + 1.04% on 12/20/2027)8	USD236	$ 214
	Bank of America Corp. 2.496% 2/13/2031
	(3-month USD-LIBOR + 0.99% on 2/13/2030)8	20	16
	Barclays Bank PLC 5.304% 8/9/2026
	(1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)8	475	472
	Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)8	103	96
	Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)8	175	166
	Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)8	310	269
	Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)8	110	99
	Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)8	29	27
	Commonwealth Bank of Australia 2.688% 3/11/20313	225	174
	Corebridge Financial, Inc. 3.90% 4/5/20323	59	52
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)8	160	136
	Deutsche Bank AG 4.00% 6/24/2032
	(3-month EUR-EURIBOR + 3.30% on 6/24/2027)8	EUR100	95
	Goldman Sachs Group, Inc. 1.00% 3/18/20339	210	162
	Goldman Sachs Group, Inc. 4.017% 10/31/2038
	(3-month USD-LIBOR + 1.373% on 10/31/2037)8	USD78	64
	Groupe BPCE SA 5.70% 10/22/20233	200	199
	Groupe BPCE SA 1.00% 4/1/2025	EUR100	101
	HSBC Holdings PLC 4.292% 9/12/2026
	(3-month USD-LIBOR + 1.348% on 9/12/2025)8	USD200	191
	JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)8	186	164
	JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)8	160	150
	Morgan Stanley 3.125% 7/27/2026	110	103
	Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)8	200	175
	Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)8	126	111
	Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)8	72	60
	Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)8	EUR510	485
	New York Life Insurance Company 3.75% 5/15/20503	USD23	18
	Nordea Bank AB 3.60% 6/6/20253	200	193
	Royal Bank of Canada 1.20% 4/27/2026	175	156
	UBS Group AG 4.49% 8/5/2025
	(1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)3,8	450	442
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)8	210	195
	Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)8	400	354
	Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)8	100	85
			6,608

Utilities	Alabama Power Co. 3.00% 3/15/2052	250	166
0.89%	CMS Energy Corp. 3.00% 5/15/2026	150	140
	Consumers Energy Co. 3.60% 8/15/2032	250	228
	Duke Energy Carolinas, LLC 3.05% 3/15/2023	280	279
	Duke Energy Progress, LLC 3.70% 9/1/2028	75	71
	E.ON SE 1.625% 3/29/2031	EUR240	216
	Edison International 4.125% 3/15/2028	USD160	149
	Enel Finance International SA 1.875% 7/12/20283	200	159
	Enersis Américas SA 4.00% 10/25/2026	35	33
	Entergy Louisiana, LLC 4.75% 9/15/2052	100	90
	Exelon Corp. 3.40% 4/15/2026	150	143
	FirstEnergy Corp. 3.50% 4/1/20283	35	32
	Florida Power & Light Company 2.875% 12/4/2051	120	81
	Interstate Power and Light Co. 2.30% 6/1/2030	50	41
	NextEra Energy Capital Holdings, Inc. 2.75% 11/1/2029	232	201
	Niagara Mohawk Power Corp. 3.508% 10/1/20243	85	82
	Pacific Gas and Electric Co. 2.95% 3/1/2026	25	23
	Pacific Gas and Electric Co. 2.10% 8/1/2027	100	86

American Funds Insurance Series    167

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Utilities	Pacific Gas and Electric Co. 3.00% 6/15/2028	USD140	$ 121
(continued)	Pacific Gas and Electric Co. 4.65% 8/1/2028	114	105
	Pacific Gas and Electric Co. 4.55% 7/1/2030	31	28
	Pacific Gas and Electric Co. 2.50% 2/1/2031	600	467
	Pacific Gas and Electric Co. 3.25% 6/1/2031	50	41
	Pacific Gas and Electric Co. 3.50% 8/1/2050	137	86
	Xcel Energy, Inc. 3.35% 12/1/2026	216	203

			3,271

Consumer	Amazon.com, Inc. 2.80% 8/22/2024	45	44
discretionary	Bayerische Motoren Werke AG 3.90% 4/9/20253	70	69
0.62%	Bayerische Motoren Werke AG 4.15% 4/9/20303	70	67
	Daimler Trucks Finance North America, LLC 3.65% 4/7/20273	150	140
	General Motors Financial Co. 2.40% 4/10/2028	150	126
	Hyundai Capital America 1.50% 6/15/20263	250	217
	Hyundai Capital America 2.375% 10/15/20273	109	93
	Hyundai Capital Services, Inc. 3.75% 3/5/20233	250	249
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/20253	222	239
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/20283	185	148
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/20293	70	70
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/20293	59	61
	Stellantis Finance US, Inc. 5.625% 1/12/20283	400	397
	Stellantis Finance US, Inc. 2.691% 9/15/20313	200	153
	Toyota Motor Credit Corp. 3.375% 4/1/2030	33	30
	Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds
	(9-year EUR Mid-Swap + 3.36% on 3/28/2031)8	EUR200	175
			2,278

Health care	Aetna, Inc. 2.80% 6/15/2023	USD10	10
0.45%	Amgen, Inc. 1.90% 2/21/2025	40	37
	Amgen, Inc. 2.20% 2/21/2027	30	27
	Amgen, Inc. 4.20% 3/1/2033	280	260
	AstraZeneca Finance, LLC 2.25% 5/28/2031	69	57
	AstraZeneca PLC 3.50% 8/17/2023	150	149
	Becton, Dickinson and Company 3.734% 12/15/2024	10	10
	Becton, Dickinson and Company 3.70% 6/6/2027	43	41
	Becton, Dickinson and Company 2.823% 5/20/2030	28	24
	Becton, Dickinson and Company 4.298% 8/22/2032	320	300
	Cigna Corp. 4.125% 11/15/2025	80	78
	EMD Finance, LLC 3.25% 3/19/20253	250	240
	Stryker Corp. 0.75% 3/1/2029	EUR210	188
	Takeda Pharmaceutical Company, Ltd. 2.25% 11/21/2026	100	102
	UnitedHealth Group, Inc. 4.00% 5/15/2029	USD135	129

			1,652

Communication	AT&T, Inc. 2.75% 6/1/2031	375	312
services	AT&T, Inc. 2.55% 12/1/2033	64	49
0.42%	Comcast Corp. 0% 9/14/2026	EUR100	94
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD45	56
	Netflix, Inc. 3.875% 11/15/20299	EUR200	201
	Orange SA 9.00% 3/1/20318	USD65	80
	T-Mobile US, Inc. 2.05% 2/15/2028	200	172
	Verizon Communications, Inc. 0.375% 3/22/2029	EUR140	121

168    American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Communication	Verizon Communications, Inc. 2.55% 3/21/2031	USD325	$ 268
services	Verizon Communications, Inc. 0.75% 3/22/2032	EUR100	80
(continued)	WarnerMedia Holdings, Inc. 5.05% 3/15/20423	USD168	129
			1,562

Information	Apple, Inc. 3.35% 8/8/2032	580	528
technology	Broadcom, Inc. 4.00% 4/15/20293	21	19
0.38%	Broadcom, Inc. 4.15% 11/15/2030	70	63
	Broadcom, Inc. 3.419% 4/15/20333	53	43
	Broadcom, Inc. 3.137% 11/15/20353	15	11
	Lenovo Group, Ltd. 5.875% 4/24/2025	269	262
	Mastercard, Inc. 2.00% 11/18/2031	102	82
	Microsoft Corp. 2.40% 8/8/2026	187	175
	Oracle Corp. 2.65% 7/15/2026	216	199

			1,382

Industrials	Boeing Company 4.508% 5/1/2023	400	399
0.32%	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	164	111
	Carrier Global Corp. 2.242% 2/15/2025	6	6
	Carrier Global Corp. 2.493% 2/15/2027	7	6
	CSX Corp. 3.80% 4/15/2050	6	5
	CSX Corp. 2.50% 5/15/2051	75	46
	Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/20343	95	92
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/20273	200	181
	Singapore Airlines, Ltd. 3.375% 1/19/2029	200	181
	United Technologies Corp. 4.125% 11/16/2028	170	163

			1,190

Consumer staples	Altria Group, Inc. 2.20% 6/15/2027	EUR270	260
0.26%	Anheuser-Busch InBev NV 4.00% 4/13/2028	USD100	95
	Anheuser-Busch InBev NV 4.75% 1/23/2029	220	218
	British American Tobacco PLC 3.215% 9/6/2026	62	57
	British American Tobacco PLC 4.70% 4/2/2027	67	64
	British American Tobacco PLC 3.557% 8/15/2027	105	96
	British American Tobacco PLC 3.462% 9/6/2029	75	65
	Philip Morris International, Inc. 5.75% 11/17/2032	110	113

			968

Energy	Canadian Natural Resources, Ltd. 2.95% 7/15/2030	161	136
0.24%	Halliburton Company 3.80% 11/15/2025	2	2
	Kinder Morgan, Inc. 4.30% 6/1/2025	165	162
	Petróleos Mexicanos 6.75% 9/21/2047	107	69
	Qatar Petroleum 3.125% 7/12/20413	270	208
	Statoil ASA 3.70% 3/1/2024	50	49
	TransCanada Corp. 5.875% 8/15/2076
	(3-month USD-LIBOR + 4.64% on 8/15/2026)8	288	275
			901

Real estate	American Tower Corp. 0.875% 5/21/2029	EUR250	214
0.14%	Equinix, Inc. 2.15% 7/15/2030	USD176	140
	Essex Portfolio, LP 3.50% 4/1/2025	120	116
	Essex Portfolio, LP 3.375% 4/15/2026	40	38

			508

American Funds Insurance Series    169

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Materials	Celanese US Holdings, LLC 5.337% 1/19/2029	EUR300	$ 305
0.12%	Celanese US Holdings, LLC 6.379% 7/15/2032	USD50	48
	Vale Overseas, Ltd. 3.75% 7/8/2030	94	82

			435
	Total corporate bonds, notes & loans
			20,755
Mortgage-backed obligations 2.58%

Federal agency	Fannie Mae Pool #FM7100 3.50% 6/1/205010	350	324
mortgage-backed	Fannie Mae Pool #CB2402 2.50% 12/1/205110	315	267
obligations	Fannie Mae Pool #BV9612 2.50% 4/1/205210	271	230
1.56%	Fannie Mae Pool #FS2555 4.50% 7/1/205210	148	143
	Fannie Mae Pool #MA4732 4.00% 9/1/205210	471	442
	Fannie Mae Pool #BW3812 4.50% 9/1/205210	120	116
	Fannie Mae Pool #MA4784 4.50% 10/1/205210	135	130
	Fannie Mae Pool #BW7796 5.00% 10/1/205210	840	829
	Fannie Mae Pool #BW1299 4.00% 11/1/205210	57	53
	Fannie Mae Pool #BW1385 4.00% 12/1/205210	290	272
	Freddie Mac Pool #ZJ9038 5.00% 6/1/202310	—11	—11
	Freddie Mac Pool #QE8253 4.50% 8/1/205210	200	193
	Freddie Mac Pool #SD8256 4.00% 10/1/205210	100	94
	Freddie Mac Pool #SD8257 4.50% 10/1/205210	513	494
	Freddie Mac Pool #QF2182 4.50% 10/1/205210	84	81
	Freddie Mac Pool #QF3955 4.00% 12/1/205210	238	224
	Freddie Mac Pool #SD8275 4.50% 12/1/205210	75	72
	Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/203310	580	546
	Government National Mortgage Assn. 3.50% 1/1/205310,12	1,350	1,241
			5,751

Other	Nordea Kredit 0.50% 10/1/204010	DKK1,615	181
mortgage-backed	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/203710	502	62
securities	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/204010	7,234	809
1.02%	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/204010	1,281	158
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/204310	20,442	2,228
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/205010	1,365	136
	Nykredit Realkredit AS, Series CCE, 1.00% 10/1/205010	590	63
	Nykredit Realkredit AS, Series 01E, 1.00% 10/1/205310	862	90
	Realkredit Danmark AS 1.00% 10/1/205310	194	20
			3,747
	Total mortgage-backed obligations
			9,498
Asset-backed obligations 0.63%

	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B,
	(30-day Average USD-SOFR + 1.15%) 4.958% 12/18/202510,13	USD203	203
	CarMax Auto Owner Trust, Series 2022-3, Class A2B,
	(30-day Average USD-SOFR + 0.77%) 4.577% 9/15/202510,13	128	128
	Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/202410	56	56
	Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/202410	66	66
	Ford Credit Auto Owner Trust, Series 2022-B, Class A2B,
	(30-day Average USD-SOFR + 0.60%) 4.407% 2/15/202510,13	111	111
	GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B,
	(30-day Average USD-SOFR + 0.71%) 4.536% 10/21/202410,13	110	110
	GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B,
	(30-day Average USD-SOFR + 0.60%) 4.408% 9/16/202510,13	121	121
	Hyundai Auto Receivables Trust, Series 2022-B, Class A2B,
	(30-day Average USD-SOFR + 0.58%) 4.387% 5/15/202510,13	120	120

170    American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Asset-backed obligations (continued)

	Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/202410	USD302	$295
	Nissan Auto Lease Trust, Series 2022-A, Class A2B,
	(30-day Average USD-SOFR + 0.68%) 4.487% 8/15/202410,13	283	283
	Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/202510	193	193
	Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B,
	(1-month USD-SOFR + 0.57%) 4.377% 8/15/202510,13	40	40
	Verizon Master Trust, Series 2022-3, Class A,
	3.01% 5/20/2027 (3.76% on 11/20/2023)8,10	250	245
	Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/202410	155	153
	Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A,
	3.36% 8/15/20253,10	181	180
			2,304
Municipals 0.04%

Ohio	Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds
0.02%	(Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	100	72

Texas	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds,
0.02%	Series 2020-B, 3.236% 10/1/2052	80	57
	Total municipals
			129
	Total bonds, notes & other debt instruments (cost: $141,023,000)
			125,742

Short-term securities 4.34%

Weighted average yield at acquisition

Commercial paper 3.27%

British Columbia (Province of) 1/23/2023	3.996%	2,560	2,553
KfW 1/27/20233	3.890	4,500	4,485
Toronto-Dominion Bank 1/27/20233	4.132	5,000	4,983
			12,021
		Shares

Money market investments 1.07%

Capital Group Central Cash Fund 4.31%2,14		39,285	3,928
Total short-term securities (cost: $15,953,000)			15,949
Total investment securities 99.35% (cost: $359,847,000)
			365,361
Other assets less liabilities 0.65%			2,399
Net assets 100.00%
			$367,760

American Funds Insurance Series    171

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Futures contracts

								Value and
								unrealized
								appreciation
							Notional	(depreciation)
					Number of		amount	at 12/31/2022
Contracts				Type	contracts	Expiration	(000)	(000)

2 Year U.S. Treasury Note Futures				Long	5	March 2023	USD1,025	$ 1
5 Year Euro-Bobl Futures				Long	49	March 2023	6,071	(205)
5 Year U.S. Treasury Note Futures				Long	95	March 2023	10,253	(8)
10 Year Euro-Bund Futures				Long	14	March 2023	1,992	(128)
10 Year Italy Government Bond Futures				Short	1	March 2023	(116)	9
10 Year Japanese Government Bond Futures				Short	1	March 2023	(1,108)	23
10 Year Australian Treasury Bond Futures				Long	4	March 2023	315	(19)
10 Year Ultra U.S. Treasury Note Futures				Long	6	March 2023	710	(6)
10 Year U.S. Treasury Note Futures				Short	6	March 2023	(674)	4
10 Year UK Gilt Futures				Short	2	March 2023	(241)	15
20 Year U.S. Treasury Bond Futures				Long	4	March 2023	501	(11)
30 Year Euro-Buxl Futures				Long	2	March 2023	290	(54)
30 Year Ultra U.S. Treasury Bond Futures				Short	6	March 2023	(806)	6

								$(373)
Forward currency contracts

								Unrealized
	Contract amount							appreciation
								(depreciation)

Currency purchased		Currency sold					Settlement	at 12/31/2022
	(000)	(000)			Counterparty		date	(000)

KRW	1,761,900	USD	1,337		Citibank		1/9/2023	$ 63
USD	687	KRW	894,770		Bank of America		1/9/2023	(23)
EUR	2,560	DKK	19,040		Standard Chartered Bank		1/10/2023	(1)
USD	203	NZD	320		HSBC Bank		1/10/2023	(1)
SEK	1,270	USD	122		UBS AG		1/10/2023	(1)
USD	511	MYR	2,250		JPMorgan Chase		1/10/2023	(3)
USD	640	AUD	950		HSBC Bank		1/10/2023	(7)
USD	445	MXN	8,853		Goldman Sachs		1/10/2023	(8)
EUR	4,105	USD	4,324		Goldman Sachs		1/12/2023	74
CAD	1,450	USD	1,063		HSBC Bank		1/12/2023	8
USD	74	CAD	100		HSBC Bank		1/12/2023	—11
NZD	470	USD	299		Morgan Stanley		1/12/2023	(1)
USD	1,585	EUR	1,500		BNP Paribas		1/12/2023	(21)
JPY	169,239	USD	1,256		Bank of America		1/13/2023	35
JPY	89,090	USD	656		Bank of America		1/13/2023	24
USD	278	COP 1,337,640			Citibank		1/13/2023	3
USD	563	CAD	760		Standard Chartered Bank		1/13/2023	2
USD	98	GBP	80		Morgan Stanley		1/13/2023	1
GBP	240	USD	292		Bank of New York Mellon		1/13/2023	(2)
USD	303	MXN	6,020		UBS AG		1/13/2023	(5)
JPY	466,020	USD	3,428		Standard Chartered Bank		1/20/2023	133
JPY	81,321	AUD	890		HSBC Bank		1/20/2023	15
JPY	51,480	USD	380		Standard Chartered Bank		1/20/2023	14
USD	112	CLP	100,000		Bank of America		1/23/2023	(6)
USD	564	BRL	3,025		Citibank		1/23/2023	(7)
JPY	118,440	USD	821		Standard Chartered Bank		1/27/2023	85
JPY	172,080	USD	1,271		BNP Paribas		1/27/2023	46
JPY	45,290	USD	313		UBS AG		1/27/2023	33
JPY	78,800	USD	585		Goldman Sachs		1/27/2023	18
PLN	4,260	USD	922		Citibank		2/2/2023	47

172    American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Forward currency contracts (continued)

	Contract amount					Unrealized
						appreciation

	Currency					(depreciation)
purchased		Currency sold			Settlement	at 12/31/2022
	(000)		(000)	Counterparty	date	(000)

USD	245	PLN	1,150	UBS AG	2/2/2023	$ (17)
USD	420	PLN	1,940	Citibank	2/2/2023	(21)
PLN	1,940	USD	468	BNP Paribas	2/2/2023	(26)
KRW	405,540	USD	307	Standard Chartered Bank	2/28/2023	16
CNH	8,530	USD	1,218	Standard Chartered Bank	3/6/2023	22
JPY	76,110	USD	565	BNP Paribas	3/6/2023	20
EUR	720	USD	757	Bank of America	3/6/2023	17
KRW	347,180	USD	267	HSBC Bank	3/6/2023	10

						$536

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
Receive		Pay					Upfront	(depreciation)
					Notional	Value at	premium	appreciation

	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD375	$(6)	$—	$(6)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	3,197	(51)	—	(51)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	1,178	(20)	—	(20)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	2,945	(48)	—	(48)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	486	(8)	—	(8)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	486	(8)	—	(8)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	533	(9)	—	(9)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	1,001	(17)	—	(17)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	1,000	(18)	—	(18)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	1,019	(19)	—	(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	1,023	(19)	—	(19)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	904	(17)	—	(17)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	1,031	(20)	—	(20)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	1,029	(19)	—	(19)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	1,029	(19)	—	(19)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	1,144	(21)	—	(21)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023	5,500	(47)	—	(47)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	1,463	(24)	—	(24)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	1,463	(24)	—	(24)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	123	(2)	—	(2)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP3,050	(77)	—	(77)
2.42%	Annual	SONIA	Annual	5/5/2024	6,100	(160)	—	(160)
2.9588%	Annual	SONIA	Annual	6/9/2024	4,180	(84)	—	(84)
SONIA	Annual	5.6325%	Annual	9/25/2024	7,720	(88)	—	(88)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026	2,600	(10)	—	(10)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	3,200	(12)	—	(12)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026	8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026	11,300	(42)	—	(42)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	2,500	(6)	—	(6)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	3,701	(8)	—	(8)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026	6,100	(13)	—	(13)

American Funds Insurance Series    173

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

												Unrealized
Receive		Pay							Upfront			(depreciation)
						Notional	Value at		premium			appreciation

	Payment		Payment		Expiration	amount	12/31/2022		paid			at 12/31/2022
Rate	frequency	Rate	frequency		date	(000)	(000)		(000)			(000)

7.64%	28-day	28-day MXN-TIIE	28-day		10/29/2026	MXN6,000		$(13)		$—		$ (13)
7.52%	28-day	28-day MXN-TIIE	28-day		10/30/2026	7,639		(18)		—		(18)
9.07%	28-day	28-day MXN-TIIE	28-day		4/28/2027	20,400		8		—		8

							$(1,009)			$—		$(1,009)
Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection
									Upfront			Unrealized
					Notional		Value at		premium			appreciation
Financing	Payment	Reference	Expiration		amount15	12/31/202216			paid			at 12/31/2022
rate received	frequency	index	date		(000)		(000)		(000)			(000)

1.00%	Quarterly	CDX.NA.IG.39	12/20/2027		USD2,580		$20		$13			$7
Investments in affiliates2
			Value of				Net		Net		Value of
			affiliates at				realized	unrealized		affiliates at		Dividend
			1/1/2022		Additions	Reductions	gain	appreciation		12/31/2022		income
				(000)	(000)	(000)	(000)		(000)		(000)	(000)

Investment funds 1.50%
Capital Group Central Corporate Bond Fund				$—	$ 5,481	$—	$—		$51		$5,532	$ 50
Short-term securities 1.07%
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%14				1,127	144,034	141,236	3		—		3,928	343
Total 2.57%
							$3		$51		$9,460	$393
Restricted securities9

												Percent
					Acquisition		Cost		Value			of net
					date(s)	(000)			(000)			assets

Netflix, Inc. 3.875% 11/15/2029			7/11/20222-7/12/2022			$191			$201			.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033					5/19/2021	251			162			.04
Total
						$442			$363			.10%

174    American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

1Security did not produce income during the last 12 months.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

3Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,344,000, which represented 3.90% of the net assets of the fund.

4Index-linked bond whose principal amount moves with a government price index.

5Scheduled interest and/or principal payment was not received.

6Value determined using significant unobservable inputs.

7All or a portion of this security was pledged as collateral. The total value of pledged collateral was $758,000, which represented .21% of the net assets of the fund.

8Step bond; coupon rate may change at a later date.

9Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $363,000, which represented .10% of the net assets of the fund.

10Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

11Amount less than one thousand.

12Purchased on a TBA basis.

13Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

14Rate represents the seven-day yield at 12/31/2022.

15The maximum potential amount the fund may pay as a protection seller should a credit event occur.

16The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations
ADR = American Depositary Receipts	JPY = Japanese yen
Assn. = Association	KRW = South Korean won
AUD = Australian dollars	LIBOR = London Interbank Offered Rate
BBR = Bank Base Rate	MXN = Mexican pesos
BRL = Brazilian reais	MYR = Malaysian ringgits
CAD = Canadian dollars	NZD = New Zealand dollars
CDI = CREST Depository Interest	PLN = Polish zloty
CLP = Chilean pesos	Ref. = Refunding
CNH = Chinese yuan renminbi	REIT = Real Estate Investment Trust
CNY = Chinese yuan	Rev. = Revenue
COP = Colombian pesos	RUB = Russian rubles
DKK = Danish kroner	SEK = Swedish kronor
EUR = Euros	SOFR = Secured Overnight Financing Rate
EURIBOR = Euro Interbank Offered Rate	SONIA = Sterling Overnight Interbank Average Rate
FRA = Forward Rate Agreement	TBA = To be announced
GBP = British pounds	TIIE = Equilibrium Interbank Interest Rate
IDR = Indonesian rupiah	USD = U.S. dollars
INR = Indian rupees	ZAR = South African rand
Refer to the notes to financial statements.

American Funds Insurance Series    175

The Bond Fund of America

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 95.37%		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans 34.59%

Financials	ACE INA Holdings, Inc. 3.35% 5/3/2026	USD2,025	$ 1,941
9.65%	ACE INA Holdings, Inc. 4.35% 11/3/2045	2,220	1,933
	AerCap Ireland Capital DAC 1.65% 10/29/2024	5,996	5,535
	AerCap Ireland Capital DAC 6.50% 7/15/2025	1,798	1,824
	AerCap Ireland Capital DAC 1.75% 1/30/2026	2,841	2,503
	AerCap Ireland Capital DAC 2.45% 10/29/2026	10,289	9,010
	AerCap Ireland Capital DAC 3.00% 10/29/2028	10,345	8,686
	AerCap Ireland Capital DAC 3.30% 1/30/2032	11,338	8,891
	AerCap Ireland Capital DAC 3.40% 10/29/2033	5,120	3,896
	AerCap Ireland Capital DAC 3.85% 10/29/2041	1,254	891
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 10/29/2023	3,130	3,013
	Ally Financial, Inc. 5.125% 9/30/2024	1,500	1,486
	Ally Financial, Inc. 8.00% 11/1/2031	8,075	8,418
	American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)1	4,501	4,265
	Arthur J. Gallagher & Co. 3.50% 5/20/2051	1,073	754
	Banco Santander, SA 5.147% 8/18/2025	4,000	3,960
	Banco Santander, SA 1.722% 9/14/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)1	1,400	1,198
	Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)1	1,970	1,818
	Bank of America Corp. 1.658% 3/11/2027 (USD-SOFR + 0.91% on 3/11/2026)1	981	869
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)1	7,989	7,009
	Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)1	2,635	2,524
	Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)1	11,107	10,866
	Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)1	1,502	1,553
	Bank of America Corp. 3.419% 12/20/2028
	(3-month USD-LIBOR + 1.04% on 12/20/2027)1	10,129	9,189
	Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)1	2,773	2,338
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)1	21,177	16,224
	Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)1	8,343	6,698
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)1	36,155	27,930
	Bank of America Corp. 2.572% 10/20/2032 (USD-SOFR + 1.21% on 10/20/2031)1	2,613	2,053
	Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)1	4,089	3,305
	Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)1	10,180	9,340
	Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)1	7,947	7,568
	Bank of Ireland Group PLC 6.253% 9/16/2026
	(1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)1,2	4,850	4,814
	Barclays Bank PLC 5.304% 8/9/2026
	(1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)1	4,525	4,496
	BNP Paribas SA 1.323% 1/13/2027 (USD-SOFR + 1.004% on 1/13/2026)1,2	7,581	6,634
	BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)1,2	13,134	11,569
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)1,2	3,594	2,936
	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)1,2	4,177	3,276
	Canadian Imperial Bank of Commerce (CIBC) 3.60% 4/7/2032	1,303	1,152
	Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)1	4,525	4,334
	Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)1	2,430	2,382
	Capital One Financial Corp. 4.927% 5/10/2028 (USD-SOFR + 2.057% on 5/10/2027)1	4,650	4,509
	China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031	1,126	880
	CIT Group, Inc. 3.929% 6/19/2024 (USD-SOFR + 3.827% on 6/19/2023)1	5,410	5,364
	Citigroup, Inc. 4.60% 3/9/2026	1,800	1,770
	Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)1	8,740	7,591
	Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)1	5,520	4,984
	Citigroup, Inc. 4.658% 5/24/2028 (USD-SOFR + 1.887% on 5/24/2027)1	3,386	3,282
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)1	1,030	834
	Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)1	5,350	4,590
	Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)1	1,718	1,614
	Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)1	2,781	2,878
	Corebridge Financial, Inc. 3.50% 4/4/20252	1,439	1,381
	Corebridge Financial, Inc. 3.65% 4/5/20272	4,493	4,195
	Corebridge Financial, Inc. 3.85% 4/5/20292	5,794	5,289
	Corebridge Financial, Inc. 3.90% 4/5/20322	5,959	5,221
	Corebridge Financial, Inc. 4.35% 4/5/20422	361	298

176    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	Corebridge Financial, Inc. 4.40% 4/5/20522	USD1,352	$ 1,078
(continued)	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)1,2	4,450	4,060
	Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)1,2	2,450	2,145
	Credit Suisse Group AG 3.80% 6/9/2023	15,327	14,927
	Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)1,2	850	752
	Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)1,2	7,609	6,505
	Credit Suisse Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)1,2	11,200	8,973
	Credit Suisse Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)1,2	1,265	1,154
	Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)1,2	5,476	4,262
	Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)1,2	7,369	5,106
	Credit Suisse Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)1,2	576	507
	Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)1,2	6,658	6,835
	Danske Bank AS 1.549% 9/10/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)1,2	2,990	2,565
	Danske Bank AS 4.298% 4/1/2028
	(1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)1,2	2,975	2,740
	Deutsche Bank AG 3.95% 2/27/2023	6,350	6,328
	Deutsche Bank AG 0.898% 5/28/2024	2,500	2,339
	Deutsche Bank AG 3.70% 5/30/2024	5,150	5,007
	Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)1	10,475	10,120
	Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)1	3,673	3,512
	Deutsche Bank AG 4.10% 1/13/2026	7,305	7,029
	Deutsche Bank AG 4.10% 1/13/2026	857	824
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)1	41,608	36,749
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)1	4,315	3,664
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)1	7,258	6,179
	Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)1	2,900	2,331
	Discover Financial Services 6.70% 11/29/2032	1,475	1,504
	DNB Bank ASA 1.535% 5/25/2027
	(5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)1,2	1,200	1,045
	GE Capital Funding, LLC 4.55% 5/15/2032	973	927
	Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)1	3,030	2,660
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)1	13,275	11,468
	Goldman Sachs Group, Inc. 1.948% 10/21/2027
	(USD-SOFR + 0.913% on 10/21/2026)1	13,961	12,226
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)1	1,758	1,568
	Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)1	7,403	6,907
	Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)1	1,534	1,473
	Goldman Sachs Group, Inc. 3.814% 4/23/2029
	(3-month USD-LIBOR + 1.158% on 4/23/2028)1	9,600	8,786
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)1	10,422	8,490
	Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)1	3,160	2,161
	Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds
	(3-month USD-LIBOR + 3.834% on 11/10/2026)1	1,750	1,665
	Groupe BPCE SA 2.75% 1/11/20232	6,875	6,871
	Groupe BPCE SA 5.70% 10/22/20232	28,166	27,963
	Groupe BPCE SA 5.15% 7/21/20242	5,481	5,369
	Groupe BPCE SA 1.625% 1/14/20252	2,980	2,776
	Groupe BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)1,2	6,350	5,649
	Groupe BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)1,2	6,195	5,908
	HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)1	5,270	4,571
	HSBC Holdings PLC 4.583% 6/19/2029
	(3-month USD-LIBOR + 1.535% on 6/19/2028)1	6,410	5,913
	HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)1	5,917	4,786
	HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)1	5,250	4,074
	HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)1	3,595	3,339
	Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027	669	585
	Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027	6,335	5,422
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/20233	2,750	2,741
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/20253	397	374
	Huarong Finance II Co., Ltd. 5.50% 1/16/2025	6,669	6,328

American Funds Insurance Series    177

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD480	$ 444
(continued)	Huarong Finance II Co., Ltd. 4.625% 6/3/2026	200	177
	Huarong Finance II Co., Ltd. 4.875% 11/22/2026	2,106	1,886
	Intercontinental Exchange, Inc. 4.35% 6/15/2029	8,710	8,433
	Intercontinental Exchange, Inc. 4.60% 3/15/2033	4,601	4,408
	Intercontinental Exchange, Inc. 4.95% 6/15/2052	5,327	4,963
	Intesa Sanpaolo SpA 3.375% 1/12/20232	10,035	10,030
	Intesa Sanpaolo SpA 5.017% 6/26/20242	68,143	65,545
	Intesa Sanpaolo SpA 3.25% 9/23/20242	770	731
	Intesa Sanpaolo SpA 5.71% 1/15/20262	15,400	14,816
	Intesa Sanpaolo SpA 3.875% 7/14/20272	6,250	5,581
	Intesa Sanpaolo SpA 3.875% 1/12/20282	1,986	1,753
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/20322	2,060	1,714
	JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)1	5,870	5,475
	JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)1	11,105	10,289
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)1	3,620	3,518
	JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)1	1,832	1,612
	JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)1	5,965	5,172
	JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)1	4,350	3,941
	JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)1	12,080	11,555
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)1	8,465	8,265
	JPMorgan Chase & Co. 3.509% 1/23/2029
	(3-month USD-LIBOR + 0.945% on 1/23/2028)1	9,600	8,729
	JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)1	2,453	2,053
	JPMorgan Chase & Co. 4.203% 7/23/2029
	(3-month USD-LIBOR + 1.26% on 7/23/2028)1	11,980	11,186
	JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)1	1,766	1,449
	JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)1	4,802	3,858
	JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)1	5,313	4,213
	JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)1	553	452
	JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)1	1,907	1,771
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)1	5,475	5,229
	Kasikornbank PCL HK 3.343% 10/2/2031
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)1	2,415	2,128
	Keb Hana Bank 3.25% 3/30/20272	1,315	1,227
	Lloyds Banking Group PLC 2.438% 2/5/2026
	(1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)1	2,675	2,493
	Marsh & McLennan Companies, Inc. 2.375% 12/15/2031	367	297
	Marsh & McLennan Companies, Inc. 2.90% 12/15/2051	505	326
	MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067
	(3-month USD-LIBOR + 3.96% on 12/1/2037)1,2	1,405	1,521
	MetLife, Inc. 3.60% 11/13/2025	3,490	3,395
	MetLife, Inc. 5.00% 7/15/2052	165	158
	Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)1	2,960	2,724
	Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)1	6,200	5,383
	Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)1	2,225	1,930
	Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)1	2,970	2,618
	Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028
	(1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)1	2,945	2,781
	Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033
	(1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)1	1,197	1,146
	Mizuho Financial Group, Inc. 1.554% 7/9/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)1	4,615	4,026
	Mizuho Financial Group, Inc. 5.669% 9/13/2033
	(1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)1	2,390	2,379
	Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)1	3,065	2,901
	Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)1	2,300	2,200

178    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)1	USD10,488	$ 9,114
(continued)	Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)1	3,671	3,497
	Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)1	2,007	2,075
	Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)1	26,412	20,326
	Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)1	2,813	2,209
	Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)1	6,616	5,369
	Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)1	3,375	3,181
	Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)1	3,810	4,004
	Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)1	2,286	2,096
	MSCI, Inc. 3.25% 8/15/20332	2,750	2,128
	Navient Corp. 6.75% 6/25/2025	425	409
	OneMain Holdings, Inc. 7.125% 3/15/2026	250	238
	Rede D’Or Finance SARL 4.50% 1/22/20302	1,572	1,355
	Santander Holdings USA, Inc. 3.50% 6/7/2024	8,325	8,092
	Santander Holdings USA, Inc. 2.49% 1/6/20281	3,625	3,115
	State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)1	1,640	1,520
	Sumitomo Mitsui Banking Corp. 2.174% 1/14/2027	1,100	977
	SVB Financial Group 4.70% junior subordinated perpetual bonds
	(5-year UST Yield Curve Rate T Note Constant Maturity +
	3.064% on 11/15/2031)1	1,530	971
	Synchrony Financial 4.375% 3/19/2024	3,640	3,576
	Toronto-Dominion Bank 1.95% 1/12/2027	1,060	946
	Travelers Companies, Inc. 2.55% 4/27/2050	768	478
	U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)1	2,440	2,387
	UBS Group AG 1.494% 8/10/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)1,2	4,000	3,446
	UniCredit SpA 4.625% 4/12/20272	1,395	1,307
	UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)1,2	16,130	14,182
	Vigorous Champion International, Ltd. 4.25% 5/28/2029	462	415
	Wells Fargo & Company 2.406% 10/30/2025
	(3-month USD-LIBOR + 0.825% on 10/30/2024)1	20,480	19,382
	Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)1	3,524	3,428
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)1	9,236	8,569
	Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)1	7,450	7,289
	Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)1	7,665	6,478
	Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)1	3,675	3,500
	Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)1	20,666	17,607
	Willis North America, Inc. 4.65% 6/15/2027	1,290	1,248

			986,796

Utilities	AEP Texas, Inc. 3.45% 5/15/2051	1,475	1,048
4.42%	Alabama Power Co. 3.00% 3/15/2052	3,697	2,458
	Alfa Desarrollo SpA 4.55% 9/27/20512	1,001	763
	Ameren Corp. 4.50% 3/15/2049	2,875	2,634
	Baltimore Gas & Electric 4.55% 6/1/2052	525	467
	Berkshire Hathaway Energy Company 4.50% 2/1/2045	5,895	5,161
	Comisión Federal de Electricidad 4.688% 5/15/20292	3,655	3,249
	Comisión Federal de Electricidad 3.875% 7/26/20332	1,340	1,019
	Connecticut Light and Power Co. 2.05% 7/1/2031	1,775	1,430
	Consumers Energy Co. 4.05% 5/15/2048	1,413	1,173
	Consumers Energy Co. 3.75% 2/15/2050	5,625	4,416
	Consumers Energy Co. 3.10% 8/15/2050	4,123	2,883
	Consumers Energy Co. 3.50% 8/1/2051	235	178
	Duke Energy Corp. 3.75% 4/15/2024	3,826	3,760
	Duke Energy Corp. 4.50% 8/15/2032	7,811	7,340
	Duke Energy Corp. 3.50% 6/15/2051	1,139	796
	Duke Energy Florida, LLC 3.40% 10/1/2046	5,669	4,098
	Duke Energy Florida, LLC 3.00% 12/15/2051	711	480
	Duke Energy Florida, LLC 5.95% 11/15/2052	575	616

American Funds Insurance Series    179

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Utilities	Duke Energy Progress, LLC 3.70% 9/1/2028	USD3,750	$ 3,530
(continued)	Duke Energy Progress, LLC 2.00% 8/15/2031	1,775	1,407
	Duke Energy Progress, LLC 2.50% 8/15/2050	644	389
	Edison International 3.55% 11/15/2024	6,850	6,618
	Edison International 4.95% 4/15/2025	175	172
	Edison International 5.75% 6/15/2027	3,181	3,196
	Edison International 4.125% 3/15/2028	3,644	3,387
	Edison International 6.95% 11/15/2029	2,525	2,643
	Electricité de France SA 2.625% junior subordinated perpetual bonds
	(5-year EUR Mid-Swap + 2.86% on 6/1/2028)1	EUR2,800	2,346
	Emera US Finance, LP 0.833% 6/15/2024	USD600	560
	Emera US Finance, LP 2.639% 6/15/2031	4,400	3,456
	Enel Società per Azioni 8.75% 9/24/2073
	(USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)1,2	1,000	1,003
	ENN Clean Energy International Investment, Ltd. 3.375% 5/12/20262	1,310	1,143
	Entergy Louisiana, LLC 4.20% 9/1/2048	6,325	5,207
	Entergy Louisiana, LLC 4.75% 9/15/2052	1,525	1,377
	Eversource Energy 3.80% 12/1/2023	5,000	4,945
	FirstEnergy Corp. 1.60% 1/15/2026	20,066	17,774
	FirstEnergy Corp. 3.50% 4/1/20282	2,400	2,191
	FirstEnergy Corp. 4.10% 5/15/20282	425	401
	FirstEnergy Corp. 2.65% 3/1/2030	12,524	10,234
	FirstEnergy Corp. 2.25% 9/1/2030	13,707	10,904
	FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)1	12,178	11,355
	FirstEnergy Transmission, LLC 2.866% 9/15/20282	4,000	3,498
	Florida Power & Light Company 2.45% 2/3/2032	4,890	4,087
	Florida Power & Light Company 2.875% 12/4/2051	9,334	6,305
	Georgia Power Co. 3.70% 1/30/2050	275	206
	Interchile SA 4.50% 6/30/20562	465	385
	Israel Electric Corp., Ltd. 4.25% 8/14/20282	10,190	9,649
	Israel Electric Corp., Ltd. 3.75% 2/22/20322	340	299
	ITC Holdings Corp. 3.35% 11/15/2027	1,118	1,031
	Jersey Central Power & Light Co. 2.75% 3/1/20322	525	425
	Mississippi Power Co. 4.25% 3/15/2042	5,020	4,093
	Monongahela Power Co. 3.55% 5/15/20272	1,700	1,600
	NextEra Energy Capital Holdings, Inc. 1.875% 1/15/2027	2,772	2,457
	Northern States Power Co. 4.50% 6/1/2052	3,328	3,035
	Oncor Electric Delivery Company, LLC 4.15% 6/1/20322	1,035	980
	Oncor Electric Delivery Company, LLC 4.55% 9/15/20322	975	958
	Pacific Gas and Electric Co. 3.25% 6/15/2023	5,615	5,554
	Pacific Gas and Electric Co. 3.40% 8/15/2024	2,000	1,920
	Pacific Gas and Electric Co. 3.15% 1/1/2026	27,543	25,623
	Pacific Gas and Electric Co. 2.95% 3/1/2026	10,850	9,956
	Pacific Gas and Electric Co. 3.30% 3/15/2027	5,850	5,212
	Pacific Gas and Electric Co. 3.30% 12/1/2027	12,289	10,865
	Pacific Gas and Electric Co. 3.75% 7/1/2028	13,075	11,621
	Pacific Gas and Electric Co. 4.65% 8/1/2028	7,900	7,278
	Pacific Gas and Electric Co. 4.55% 7/1/2030	35,299	32,078
	Pacific Gas and Electric Co. 2.50% 2/1/2031	19,695	15,326
	Pacific Gas and Electric Co. 3.25% 6/1/2031	1,300	1,060
	Pacific Gas and Electric Co. 3.30% 8/1/2040	8,898	6,055
	Pacific Gas and Electric Co. 3.75% 8/15/2042	9,466	6,383
	Pacific Gas and Electric Co. 4.75% 2/15/2044	336	258
	Pacific Gas and Electric Co. 3.50% 8/1/2050	6,836	4,272
	Public Service Electric and Gas Co. 3.20% 5/15/2029	6,000	5,456
	Public Service Electric and Gas Co. 1.90% 8/15/2031	775	618
	Public Service Electric and Gas Co. 3.10% 3/15/2032	7,500	6,577
	Puget Energy, Inc. 3.65% 5/15/2025	300	286
	Southern California Edison Co. 4.20% 3/1/2029	11,000	10,485
	Southern California Edison Co. 2.85% 8/1/2029	8,200	7,144
	Southern California Edison Co. 2.50% 6/1/2031	5,149	4,256

180    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Utilities	Southern California Edison Co. 5.95% 11/1/2032	USD1,100	$ 1,166
(continued)	Southern California Edison Co. 5.75% 4/1/2035	4,549	4,546
	Southern California Edison Co. 5.35% 7/15/2035	6,450	6,267
	Southern California Edison Co. 5.625% 2/1/2036	7,051	6,888
	Southern California Edison Co. 5.55% 1/15/2037	3,844	3,774
	Southern California Edison Co. 5.95% 2/1/2038	5,121	5,188
	Southern California Edison Co. 4.00% 4/1/2047	9,402	7,391
	Southern California Edison Co. 4.125% 3/1/2048	5,765	4,628
	Southern California Edison Co. 4.875% 3/1/2049	555	491
	Southern California Edison Co. 3.65% 2/1/2050	8,086	5,943
	Southern California Edison Co., Series C, 3.60% 2/1/2045	2,717	1,960
	Southwestern Electric Power Co. 1.65% 3/15/2026	3,550	3,179
	Southwestern Electric Power Co. 3.25% 11/1/2051	2,270	1,502
	Union Electric Co. 2.15% 3/15/2032	3,175	2,518
	Virginia Electric and Power Co. 2.30% 11/15/2031	2,425	1,958
	Virginia Electric and Power Co. 2.40% 3/30/2032	5,345	4,333
	WEC Energy Group, Inc. 2.20% 12/15/2028	1,575	1,336
	Wisconsin Electric Power Co. 2.85% 12/1/2051	375	241
	Wisconsin Power and Light Co. 1.95% 9/16/2031	525	413
	Wisconsin Power and Light Co. 3.65% 4/1/2050	1,075	793
	Xcel Energy, Inc. 3.30% 6/1/2025	5,650	5,428
	Xcel Energy, Inc. 1.75% 3/15/2027	5,660	4,966
	Xcel Energy, Inc. 2.60% 12/1/2029	2,925	2,504
	Xcel Energy, Inc. 2.35% 11/15/2031	9,059	7,263
	Xcel Energy, Inc. 4.60% 6/1/2032	11,675	11,185

			451,359

Consumer	Allied Universal Holdco, LLC 4.625% 6/1/20282	335	277
discretionary	Amazon.com, Inc. 3.30% 4/13/2027	1,760	1,673
4.21%	Amazon.com, Inc. 1.65% 5/12/2028	3,860	3,321
	Amazon.com, Inc. 3.45% 4/13/2029	1,305	1,222
	Amazon.com, Inc. 3.60% 4/13/2032	6,830	6,271
	Amazon.com, Inc. 2.875% 5/12/2041	650	488
	Amazon.com, Inc. 3.10% 5/12/2051	9,380	6,727
	Amazon.com, Inc. 3.95% 4/13/2052	1,635	1,362
	Amazon.com, Inc. 3.25% 5/12/2061	4,100	2,828
	Amazon.com, Inc. 4.10% 4/13/2062	470	391
	Atlas LuxCo 4 SARL 4.625% 6/1/20282	255	207
	Bath & Body Works, Inc. 6.875% 11/1/2035	740	659
	Bayerische Motoren Werke AG 1.25% 8/12/20262	100	88
	Bayerische Motoren Werke AG 3.45% 4/1/20272	1,075	1,016
	Bayerische Motoren Werke AG 1.95% 8/12/20312	620	486
	Bayerische Motoren Werke AG 3.70% 4/1/20322	1,350	1,210
	Daimler Trucks Finance North America, LLC 1.125% 12/14/20232	3,015	2,898
	Daimler Trucks Finance North America, LLC 1.625% 12/13/20242	4,950	4,597
	Daimler Trucks Finance North America, LLC 3.50% 4/7/20252	1,750	1,680
	Daimler Trucks Finance North America, LLC 3.65% 4/7/20272	4,140	3,875
	Daimler Trucks Finance North America, LLC 2.375% 12/14/20282	3,975	3,348
	Daimler Trucks Finance North America, LLC 2.50% 12/14/20312	9,625	7,486
	DaimlerChrysler North America Holding Corp. 3.35% 2/22/20232	2,000	1,993
	DaimlerChrysler North America Holding Corp. 1.75% 3/10/20232	8,000	7,953
	Ford Motor Co. 2.90% 2/10/2029	1,065	852
	Ford Motor Credit Company, LLC 5.125% 6/16/2025	3,870	3,729
	Ford Motor Credit Company, LLC 4.271% 1/9/2027	18,542	16,803
	Ford Motor Credit Company, LLC 4.125% 8/17/2027	39,080	35,066
	Ford Motor Credit Company, LLC 3.815% 11/2/2027	3,790	3,337
	Ford Motor Credit Company, LLC 7.35% 11/4/2027	6,289	6,460
	Ford Motor Credit Company, LLC 5.113% 5/3/2029	4,205	3,817
	General Motors Company 4.35% 4/9/2025	11,358	11,059

American Funds Insurance Series    181

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer	General Motors Company 6.125% 10/1/2025	USD23,743	$24,188
discretionary	General Motors Company 5.40% 10/15/2029	781	747
(continued)	General Motors Company 5.40% 4/1/2048	7,200	5,915
	General Motors Financial Co. 3.25% 1/5/2023	964	964
	General Motors Financial Co. 1.05% 3/8/2024	4,200	3,990
	General Motors Financial Co. 1.50% 6/10/2026	6,712	5,837
	General Motors Financial Co. 2.35% 2/26/2027	9,771	8,547
	General Motors Financial Co. 2.40% 4/10/2028	13,909	11,722
	General Motors Financial Co. 2.40% 10/15/2028	464	386
	General Motors Financial Co. 3.60% 6/21/2030	465	392
	General Motors Financial Co. 2.35% 1/8/2031	6,075	4,594
	General Motors Financial Co. 2.70% 6/10/2031	5,495	4,223
	Grand Canyon University 4.125% 10/1/2024	4,190	3,941
	Home Depot, Inc. 2.95% 6/15/2029	6,081	5,515
	Home Depot, Inc. 4.50% 12/6/2048	1,915	1,747
	Hyundai Capital America 2.375% 2/10/20232	9,977	9,955
	Hyundai Capital America 1.25% 9/18/20232	3,150	3,054
	Hyundai Capital America 0.875% 6/14/20242	380	355
	Hyundai Capital America 3.40% 6/20/20242	8,180	7,899
	Hyundai Capital America 1.00% 9/17/20242	2,750	2,543
	Hyundai Capital America 2.65% 2/10/20252	12,372	11,645
	Hyundai Capital America 1.80% 10/15/20252	13,274	11,952
	Hyundai Capital America 1.30% 1/8/20262	6,000	5,254
	Hyundai Capital America 1.50% 6/15/20262	7,475	6,485
	Hyundai Capital America 1.65% 9/17/20262	7,275	6,403
	Hyundai Capital America 3.00% 2/10/20272	9,000	8,090
	Hyundai Capital America 2.375% 10/15/20272	7,543	6,465
	Hyundai Capital America 1.80% 1/10/20282	5,965	4,901
	Hyundai Capital America 2.00% 6/15/20282	5,775	4,714
	Hyundai Capital America 2.10% 9/15/20282	3,010	2,476
	Hyundai Capital Services, Inc. 1.25% 2/8/20262	3,695	3,213
	KIA Corp. 2.375% 2/14/20252	1,580	1,467
	Marriott International, Inc. 5.75% 5/1/2025	330	333
	Marriott International, Inc. 3.125% 6/15/2026	410	384
	Marriott International, Inc. 5.00% 10/15/2027	4,470	4,418
	Marriott International, Inc. 2.75% 10/15/2033	2,226	1,705
	McDonald’s Corp. 2.125% 3/1/2030	2,482	2,082
	McDonald’s Corp. 4.60% 9/9/2032	1,765	1,731
	McDonald’s Corp. 4.45% 3/1/2047	3,535	3,082
	McDonald’s Corp. 3.625% 9/1/2049	2,938	2,224
	McDonald’s Corp. 5.15% 9/9/2052	730	704
	Meituan Dianping 3.05% 10/28/20302	3,200	2,471
	Nissan Motor Co., Ltd. 3.043% 9/15/20232	240	235
	Nissan Motor Co., Ltd. 3.522% 9/17/20252	800	744
	Nissan Motor Co., Ltd. 2.00% 3/9/20262	12,000	10,333
	Nissan Motor Co., Ltd. 2.75% 3/9/20282	11,200	9,089
	Nissan Motor Co., Ltd. 4.81% 9/17/20302	16,083	13,685
	Sands China, Ltd. 2.80% 3/8/20271	2,368	2,031
	Starbucks Corp. 3.75% 12/1/2047	3,785	2,891
	Stellantis Finance US, Inc. 1.711% 1/29/20272	6,921	5,948
	Stellantis Finance US, Inc. 5.625% 1/12/20282	825	818
	Stellantis Finance US, Inc. 2.691% 9/15/20312	6,554	5,016
	Stellantis Finance US, Inc. 6.375% 9/12/20322	12,065	11,946
	Toyota Motor Credit Corp. 3.375% 4/1/2030	4,954	4,505
	Volkswagen Group of America Finance, LLC 4.25% 11/13/20232	15,000	14,858
	Volkswagen Group of America Finance, LLC 2.85% 9/26/20242	546	523
	Volkswagen Group of America Finance, LLC 3.35% 5/13/20252	2,636	2,520

182    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer	Volkswagen Group of America Finance, LLC 1.625% 11/24/20272	USD2,550	$ 2,139
discretionary	Wyndham Destinations, Inc. 6.625% 7/31/20262	675	662
(continued)	Wynn Resorts Finance, LLC 5.125% 10/1/20292	410	352
			430,187

Health care	AbbVie, Inc. 3.20% 11/21/2029	8,482	7,666
3.84%	AbbVie, Inc. 4.25% 11/21/2049	8	7
	Amgen, Inc. 3.00% 2/22/2029	325	288
	Amgen, Inc. 4.05% 8/18/2029	8,400	7,869
	Amgen, Inc. 2.45% 2/21/2030	5,131	4,329
	Amgen, Inc. 4.20% 3/1/2033	9,522	8,839
	Amgen, Inc. 4.875% 3/1/2053	4,975	4,440
	Amgen, Inc. 4.40% 2/22/2062	196	156
	Anthem, Inc. 2.375% 1/15/2025	1,534	1,457
	Anthem, Inc. 4.10% 5/15/2032	8,711	8,128
	Anthem, Inc. 4.55% 5/15/2052	1,721	1,504
	AstraZeneca Finance, LLC 1.75% 5/28/2028	1,429	1,229
	AstraZeneca Finance, LLC 2.25% 5/28/2031	2,087	1,741
	AstraZeneca PLC 4.00% 1/17/2029	5,920	5,694
	Bausch Health Companies, Inc. 4.875% 6/1/20282	830	529
	Baxter International, Inc. 2.539% 2/1/2032	3,906	3,113
	Bayer US Finance II, LLC 4.25% 12/15/20252	17,570	17,043
	Becton, Dickinson and Company 4.298% 8/22/2032	545	512
	Centene Corp. 4.25% 12/15/2027	14,860	13,969
	Centene Corp. 2.45% 7/15/2028	12,410	10,499
	Centene Corp. 4.625% 12/15/2029	14,945	13,691
	Centene Corp. 3.375% 2/15/2030	15,718	13,323
	Centene Corp. 2.50% 3/1/2031	8,550	6,707
	Centene Corp. 2.625% 8/1/2031	2,510	1,977
	Danaher Corp. 2.80% 12/10/2051	1,090	725
	Eli Lilly and Company 3.375% 3/15/2029	1,255	1,177
	GE Healthcare Holding, LLC 5.65% 11/15/20272	4,895	4,961
	GE Healthcare Holding, LLC 5.857% 3/15/20302	1,145	1,175
	GE Healthcare Holding, LLC 5.905% 11/22/20322	8,640	8,980
	GE Healthcare Holding, LLC 6.377% 11/22/20522	375	401
	Gilead Sciences, Inc. 1.65% 10/1/2030	1,570	1,249
	HCA, Inc. 3.125% 3/15/20272	755	688
	HCA, Inc. 2.375% 7/15/2031	2,318	1,810
	HCA, Inc. 3.625% 3/15/20322	5,000	4,244
	HCA, Inc. 4.625% 3/15/20522	390	305
	Johnson & Johnson 0.95% 9/1/2027	12,753	11,001
	Johnson & Johnson 2.10% 9/1/2040	825	571
	Johnson & Johnson 2.25% 9/1/2050	1,933	1,205
	Laboratory Corporation of America Holdings 1.55% 6/1/2026	1,058	938
	Laboratory Corporation of America Holdings 4.70% 2/1/2045	4,160	3,584
	Merck & Co., Inc. 1.70% 6/10/2027	3,093	2,747
	Merck & Co., Inc. 2.75% 12/10/2051	808	544
	Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030	1,918	1,486
	Roche Holdings, Inc. 1.93% 12/13/20282	7,845	6,720
	Roche Holdings, Inc. 2.076% 12/13/20312	12,562	10,254
	Roche Holdings, Inc. 2.607% 12/13/20512	645	421
	Shire PLC 3.20% 9/23/2026	13,588	12,762
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	45,000	44,821
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	68,853	60,352
	Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028	26,824	26,215
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	46,666	28,634
	UnitedHealth Group, Inc. 3.75% 7/15/2025	5,410	5,294
	UnitedHealth Group, Inc. 3.70% 5/15/2027	1,184	1,147
	UnitedHealth Group, Inc. 4.00% 5/15/2029	2,231	2,136

American Funds Insurance Series    183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Health care	UnitedHealth Group, Inc. 2.00% 5/15/2030	USD855	$707
(continued)	UnitedHealth Group, Inc. 4.20% 5/15/2032	3,169	3,018
	UnitedHealth Group, Inc. 3.05% 5/15/2041	1,300	982
	UnitedHealth Group, Inc. 4.25% 6/15/2048	960	834
	UnitedHealth Group, Inc. 3.25% 5/15/2051	927	668
	UnitedHealth Group, Inc. 4.75% 5/15/2052	1,400	1,300
	UnitedHealth Group, Inc. 4.95% 5/15/2062	294	277
	UnitedHealth Group, Inc. 6.05% 2/15/2063	230	251
	Zoetis, Inc. 5.60% 11/16/2032	2,850	2,964

			392,258

Communication	AT&T, Inc. 1.70% 3/25/2026	19,000	17,145
services	AT&T, Inc. 1.65% 2/1/2028	4,700	3,977
3.31%	AT&T, Inc. 4.30% 2/15/2030	15,940	15,047
	AT&T, Inc. 2.55% 12/1/2033	15,003	11,574
	AT&T, Inc. 3.50% 9/15/2053	19,935	13,545
	CCO Holdings, LLC 4.75% 2/1/20322	1,265	1,028
	CCO Holdings, LLC 4.25% 1/15/20342	3,875	2,867
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/20272	4,800	4,484
	CCO Holdings, LLC and CCO Holdings Capital Corp. 2.25% 1/15/2029	1,351	1,090
	CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031	8,212	6,412
	CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 4/1/2033	2,642	2,268
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.75% 4/1/2048	5,000	4,114
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 4/1/2053	1,240	962
	CenturyLink, Inc. 4.00% 2/15/20272	10,381	8,821
	Comcast Corp. 3.15% 2/15/2028	7,200	6,660
	Comcast Corp. 4.00% 3/1/2048	5,000	4,033
	Meta Platforms, Inc. 4.45% 8/15/2052	3,775	3,019
	Netflix, Inc. 4.875% 4/15/2028	23,259	22,511
	Netflix, Inc. 5.875% 11/15/2028	29,196	29,664
	Netflix, Inc. 6.375% 5/15/2029	5,078	5,235
	Netflix, Inc. 5.375% 11/15/20292	15,350	14,917
	Netflix, Inc. 4.875% 6/15/20302	18,215	17,018
	News Corp. 5.125% 2/15/20322	1,300	1,185
	SBA Tower Trust 1.631% 11/15/20262	6,741	5,735
	Sirius XM Radio, Inc. 4.00% 7/15/20282	675	589
	Sprint Corp. 7.625% 2/15/2025	6,665	6,895
	Tencent Holdings, Ltd. 2.39% 6/3/20302	10,000	8,153
	T-Mobile US, Inc. 3.50% 4/15/2025	3,275	3,152
	T-Mobile US, Inc. 2.25% 2/15/2026	2,388	2,177
	T-Mobile US, Inc. 2.625% 4/15/2026	9,691	8,899
	T-Mobile US, Inc. 3.75% 4/15/2027	5,000	4,717
	T-Mobile US, Inc. 2.625% 2/15/2029	3,117	2,643
	T-Mobile US, Inc. 2.40% 3/15/2029	1,224	1,035
	T-Mobile US, Inc. 3.875% 4/15/2030	4,500	4,087
	T-Mobile US, Inc. 2.875% 2/15/2031	17,956	14,862
	T-Mobile US, Inc. 3.00% 2/15/2041	2,100	1,490
	T-Mobile US, Inc. 3.40% 10/15/2052	12,280	8,307
	Verizon Communications, Inc. 4.329% 9/21/2028	1,539	1,483
	Verizon Communications, Inc. 1.75% 1/20/2031	15,450	12,023
	Verizon Communications, Inc. 2.55% 3/21/2031	7,535	6,215
	Verizon Communications, Inc. 2.355% 3/15/2032	2,815	2,239
	Verizon Communications, Inc. 3.40% 3/22/2041	2,050	1,549
	Verizon Communications, Inc. 2.875% 11/20/2050	3,000	1,894
	Verizon Communications, Inc. 3.55% 3/22/2051	1,975	1,416
	Verizon Communications, Inc. 3.875% 3/1/2052	3,155	2,408
	Vodafone Group PLC 4.25% 9/17/2050	3,050	2,340
	WarnerMedia Holdings, Inc. 3.428% 3/15/20242	6,552	6,364
	WarnerMedia Holdings, Inc. 3.638% 3/15/20252	3,056	2,909

184    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Communication	WarnerMedia Holdings, Inc. 3.755% 3/15/20272	USD9,501	$ 8,569
services	WarnerMedia Holdings, Inc. 4.054% 3/15/20292	1,316	1,141
(continued)	WarnerMedia Holdings, Inc. 4.279% 3/15/20322	4,932	4,075
	WarnerMedia Holdings, Inc. 5.05% 3/15/20422	3,147	2,419
	WarnerMedia Holdings, Inc. 5.141% 3/15/20522	10,630	7,769
	WarnerMedia Holdings, Inc. 5.391% 3/15/20622	2,802	2,057
	ZipRecruiter, Inc. 5.00% 1/15/20302	1,500	1,239
			338,426

Industrials	ADT Security Corp. 4.125% 8/1/20292	510	434
3.13%	Air Lease Corp. 0.80% 8/18/2024	3,175	2,926
	Air Lease Corp. 2.875% 1/15/2026	10,172	9,423
	Air Lease Corp. 2.20% 1/15/2027	4,341	3,789
	Air Lease Corp. 2.10% 9/1/2028	2,450	2,000
	Avolon Holdings Funding, Ltd. 3.95% 7/1/20242	12,514	11,987
	Avolon Holdings Funding, Ltd. 2.125% 2/21/20262	8,333	7,181
	Avolon Holdings Funding, Ltd. 4.25% 4/15/20262	3,302	2,997
	Avolon Holdings Funding, Ltd. 3.25% 2/15/20272	8,000	6,857
	Avolon Holdings Funding, Ltd. 2.528% 11/18/20272	2,142	1,715
	BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055
	(3-month USD-LIBOR + 2.35% on 1/15/2026)1	1,680	1,590
	Boeing Company 4.508% 5/1/2023	11,358	11,338
	Boeing Company 1.95% 2/1/2024	5,646	5,441
	Boeing Company 2.80% 3/1/2024	500	485
	Boeing Company 4.875% 5/1/2025	32,512	32,292
	Boeing Company 2.75% 2/1/2026	18,384	17,057
	Boeing Company 2.196% 2/4/2026	18,411	16,748
	Boeing Company 3.10% 5/1/2026	649	611
	Boeing Company 2.70% 2/1/2027	6,473	5,852
	Boeing Company 5.04% 5/1/2027	14,350	14,215
	Boeing Company 3.25% 2/1/2028	11,379	10,353
	Boeing Company 3.25% 3/1/2028	1,925	1,724
	Boeing Company 5.15% 5/1/2030	42,874	41,935
	Boeing Company 3.625% 2/1/2031	1,602	1,408
	Boeing Company 3.90% 5/1/2049	1,411	997
	Boeing Company 5.805% 5/1/2050	4,122	3,843
	Canadian Pacific Railway, Ltd. 1.75% 12/2/2026	1,982	1,769
	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	3,131	2,602
	Canadian Pacific Railway, Ltd. 3.00% 12/2/2041	1,677	1,271
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	3,111	2,106
	Carrier Global Corp. 3.377% 4/5/2040	15,000	11,443
	CSX Corp. 4.10% 11/15/2032	8,010	7,534
	CSX Corp. 4.50% 11/15/2052	6,670	5,828
	Dun & Bradstreet Corp. 5.00% 12/15/20292	2,798	2,398
	Eaton Corp. 4.15% 3/15/2033	1,518	1,416
	Eaton Corp. 4.70% 8/23/2052	535	487
	General Dynamics Corp. 3.625% 4/1/2030	675	629
	Mexico City Airport Trust 5.50% 10/31/2046	1,959	1,512
	Mexico City Airport Trust 5.50% 7/31/2047	5,909	4,564
	Mexico City Airport Trust 5.50% 7/31/20472	1,132	874
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/20272	2,690	2,441
	Norfolk Southern Corp. 4.55% 6/1/2053	1,188	1,039
	Northrop Grumman Corp. 3.25% 1/15/2028	10,845	10,021
	Raytheon Technologies Corp. 1.90% 9/1/2031	3,087	2,431
	Raytheon Technologies Corp. 2.375% 3/15/2032	1,321	1,073
	Raytheon Technologies Corp. 2.82% 9/1/2051	665	434
	Raytheon Technologies Corp. 3.03% 3/15/2052	1,190	812
	Republic Services, Inc. 2.375% 3/15/2033	1,635	1,309
	Spirit AeroSystems, Inc. 9.375% 11/30/20292	503	530

American Funds Insurance Series    185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Industrials	Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/20312	USD2,550	$ 1,962
(continued)	Triton Container International, Ltd. 1.15% 6/7/20242	1,609	1,489
	Triton Container International, Ltd. 3.15% 6/15/20312	2,482	1,934
	Union Pacific Corp. 2.15% 2/5/2027	2,213	2,002
	Union Pacific Corp. 2.40% 2/5/2030	4,454	3,820
	Union Pacific Corp. 2.375% 5/20/2031	3,938	3,326
	Union Pacific Corp. 2.80% 2/14/2032	6,734	5,832
	Union Pacific Corp. 3.375% 2/14/2042	530	424
	Union Pacific Corp. 3.25% 2/5/2050	7,000	5,078
	Union Pacific Corp. 2.95% 3/10/2052	1,405	957
	United Rentals, Inc. 5.50% 5/15/2027	2,500	2,472
	United Technologies Corp. 3.125% 5/4/2027	4,551	4,245
	United Technologies Corp. 4.125% 11/16/2028	4,974	4,771
	Waste Management, Inc. 4.15% 4/15/2032	2,155	2,057

			320,090

Energy	Antero Resources Corp. 5.375% 3/1/20302	280	260
2.54%	Apache Corp. 4.625% 11/15/2025	645	624
	Apache Corp. 4.25% 1/15/2030	2,465	2,186
	Apache Corp. 5.35% 7/1/2049	800	648
	Baker Hughes Holdings, LLC 2.061% 12/15/2026	1,136	1,020
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	754	702
	Canadian Natural Resources, Ltd. 3.85% 6/1/2027	1,151	1,086
	Cenovus Energy, Inc. 5.375% 7/15/2025	2,763	2,756
	Cenovus Energy, Inc. 4.25% 4/15/2027	13,613	13,032
	Cenovus Energy, Inc. 2.65% 1/15/2032	2,969	2,378
	Cenovus Energy, Inc. 5.25% 6/15/2037	770	704
	Cenovus Energy, Inc. 5.40% 6/15/2047	14,816	13,323
	Cheniere Energy Partners, LP 3.25% 1/31/2032	937	746
	Chevron Corp. 2.954% 5/16/2026	3,365	3,196
	Chevron Corp. 3.078% 5/11/2050	692	500
	Devon Energy Corp. 4.50% 1/15/2030	5,197	4,850
	DT Midstream, Inc. 4.125% 6/15/20292	555	478
	Ecopetrol SA 5.875% 5/28/2045	452	316
	Enbridge, Inc. 4.00% 10/1/2023	1,500	1,488
	Energy Transfer Partners, LP 6.25% junior subordinated perpetual bonds
	(3-month USD-LIBOR + 4.028% on 2/15/2023)1	7,850	6,682
	Energy Transfer Partners, LP 6.625% junior subordinated perpetual bonds
	(3-month USD-LIBOR + 4.155% on 2/15/2049)1	500	373
	EQT Corp. 5.70% 4/1/2028	1,223	1,218
	EQT Corp. 7.25% 2/1/20301	7,500	7,791
	Equinor ASA 3.625% 9/10/2028	4,928	4,673
	Equinor ASA 3.125% 4/6/2030	20,000	18,004
	Equinor ASA 3.25% 11/18/2049	5,687	4,159
	Exxon Mobil Corp. 3.043% 3/1/2026	4,625	4,417
	Exxon Mobil Corp. 2.61% 10/15/2030	1,040	911
	Occidental Petroleum Corp. 8.875% 7/15/2030	630	712
	Odebrecht Drilling Norbe 7.35% PIK 12/1/20262,4	40	22
	Odebrecht Drilling Norbe 0% perpetual bonds2	1,150	3
	Oleoducto Central SA 4.00% 7/14/20272	1,715	1,516
	Oleoducto Central SA 4.00% 7/14/2027	350	309
	Petróleos Mexicanos 3.50% 1/30/2023	1,500	1,496
	Petróleos Mexicanos 6.875% 10/16/2025	5,000	4,903
	Petróleos Mexicanos 6.875% 8/4/2026	24,876	23,550
	Petróleos Mexicanos 6.49% 1/23/2027	20,653	18,867
	Petróleos Mexicanos 6.50% 3/13/2027	31,829	29,102
	Petróleos Mexicanos 6.50% 1/23/2029	3,139	2,694
	Petróleos Mexicanos 8.75% 6/2/2029	5,805	5,451
	Petróleos Mexicanos 6.70% 2/16/2032	14,854	11,693

186    American Funds Insurance Series
The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Energy	Qatar Petroleum 2.25% 7/12/20312	USD22,020	$ 18,281
(continued)	Qatar Petroleum 3.125% 7/12/20412	7,310	5,644
	Qatar Petroleum 3.30% 7/12/20512	2,185	1,619
	SA Global Sukuk, Ltd. 1.602% 6/17/20262	7,645	6,842
	Sabine Pass Liquefaction, LLC 5.75% 5/15/2024	5,148	5,152
	Shell International Finance BV 3.875% 11/13/2028	9,410	9,081
	Shell International Finance BV 2.75% 4/6/2030	1,186	1,043
	Southwestern Energy Co. 5.95% 1/23/20251	495	487
	Total Capital Canada, Ltd. 2.75% 7/15/2023	2,140	2,113
	Total Capital International 3.455% 2/19/2029	885	822
	TransCanada PipeLines, Ltd. 4.10% 4/15/2030	1,578	1,449
	Western Midstream Operating, LP 3.35% 2/1/20251	2,782	2,637
	Western Midstream Operating, LP 4.30% 2/1/20301	2,202	1,927
	Western Midstream Operating, LP 5.50% 2/1/20501	3,079	2,542
	Williams Partners, LP 4.50% 11/15/2023	500	497
	Williams Partners, LP 4.30% 3/4/2024	595	588

			259,563

Consumer staples	7-Eleven, Inc. 1.80% 2/10/20312	4,676	3,582
1.83%	7-Eleven, Inc. 2.80% 2/10/20512	5,000	3,082
	Altria Group, Inc. 4.40% 2/14/2026	4,585	4,494
	Altria Group, Inc. 4.50% 5/2/2043	1,585	1,196
	Altria Group, Inc. 5.95% 2/14/2049	8,434	7,539
	Anheuser-Busch InBev NV 4.75% 1/23/2029	7,500	7,419
	Anheuser-Busch InBev NV 5.55% 1/23/2049	5,000	4,971
	Anheuser-Busch InBev NV 4.50% 6/1/2050	1,355	1,192
	British American Tobacco International Finance PLC 3.95% 6/15/20252	16,879	16,226
	British American Tobacco International Finance PLC 1.668% 3/25/2026	4,070	3,611
	British American Tobacco PLC 3.557% 8/15/2027	9,561	8,750
	British American Tobacco PLC 4.448% 3/16/2028	3,065	2,844
	British American Tobacco PLC 2.259% 3/25/2028	4,348	3,616
	British American Tobacco PLC 4.742% 3/16/2032	2,675	2,381
	British American Tobacco PLC 4.39% 8/15/2037	1,500	1,171
	British American Tobacco PLC 4.54% 8/15/2047	13,490	9,582
	British American Tobacco PLC 4.758% 9/6/2049	21,450	15,620
	British American Tobacco PLC 5.65% 3/16/2052	430	356
	Conagra Brands, Inc. 5.30% 11/1/2038	436	412
	Conagra Brands, Inc. 5.40% 11/1/2048	57	53
	Constellation Brands, Inc. 3.50% 5/9/2027	7,500	7,035
	Constellation Brands, Inc. 4.35% 5/9/2027	890	868
	Constellation Brands, Inc. 2.875% 5/1/2030	620	529
	Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,185
	Constellation Brands, Inc. 4.75% 5/9/2032	2,284	2,205
	Imperial Tobacco Finance PLC 6.125% 7/27/20272	1,810	1,804
	JBS USA Lux SA 2.50% 1/15/20272	3,880	3,399
	JBS USA Lux SA 3.00% 2/2/20292	2,709	2,248
	JBS USA Lux SA 5.50% 1/15/20302	435	415
	JBS USA Lux SA 3.625% 1/15/20322	1,430	1,160
	JBS USA Lux SA 3.00% 5/15/20322	3,430	2,635
	JBS USA Lux SA 5.75% 4/1/20332	7,368	7,046
	Kraft Heinz Company 5.50% 6/1/2050	2,725	2,619
	PepsiCo, Inc. 1.95% 10/21/2031	6,979	5,658
	Philip Morris International, Inc. 5.00% 11/17/2025	6,555	6,592
	Philip Morris International, Inc. 5.125% 11/17/2027	4,898	4,942
	Philip Morris International, Inc. 5.625% 11/17/2029	4,309	4,382
	Philip Morris International, Inc. 5.75% 11/17/2032	6,327	6,470
	Philip Morris International, Inc. 4.125% 3/4/2043	4,117	3,270
	Philip Morris International, Inc. 4.875% 11/15/2043	5,433	4,774
	PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031	3,110	2,590

American Funds Insurance Series    187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer staples	PT Indofood CBP Sukses Makmur Tbk 4.745% 6/9/2051	USD685	$507
(continued)	Reynolds American, Inc. 4.45% 6/12/2025	14,570	14,267
	Reynolds American, Inc. 5.85% 8/15/2045	1,688	1,445
	Wal-Mart Stores, Inc. 4.15% 9/9/2032	570	557
	Wal-Mart Stores, Inc. 4.50% 9/9/2052	480	460

			187,159

Information	Analog Devices, Inc. 2.80% 10/1/2041	521	383
technology	Apple, Inc. 2.70% 8/5/2051	7,080	4,701
0.82%	Apple, Inc. 3.95% 8/8/2052	1,805	1,544
	Block, Inc. 2.75% 6/1/2026	1,975	1,767
	Block, Inc. 3.50% 6/1/2031	825	659
	Broadcom Corp. 3.875% 1/15/2027	7,027	6,657
	Broadcom, Inc. 4.00% 4/15/20292	1,470	1,338
	Broadcom, Inc. 4.15% 4/15/20322	2,270	1,999
	Broadcom, Inc. 3.469% 4/15/20342	33,872	27,121
	Broadcom, Inc. 3.137% 11/15/20352	2,149	1,587
	Broadcom, Inc. 3.187% 11/15/20362	4,803	3,465
	Broadcom, Inc. 4.926% 5/15/20372	4,049	3,547
	Global Payments, Inc. 2.90% 11/15/2031	1,005	795
	Oracle Corp. 1.65% 3/25/2026	4,867	4,363
	Oracle Corp. 2.30% 3/25/2028	6,875	5,967
	Oracle Corp. 2.875% 3/25/2031	3,345	2,782
	Oracle Corp. 3.95% 3/25/2051	4,869	3,490
	PayPal Holdings, Inc. 5.05% 6/1/2052	3,775	3,439
	salesforce.com, inc. 1.95% 7/15/2031	3,775	3,019
	salesforce.com, inc. 2.70% 7/15/2041	875	628
	salesforce.com, inc. 2.90% 7/15/2051	5,140	3,393
	salesforce.com, inc. 3.05% 7/15/2061	265	170
	VeriSign, Inc. 2.70% 6/15/2031	1,494	1,220

			84,034

Real estate	American Tower Corp. 1.45% 9/15/2026	657	574
0.70%	American Tower Corp. 3.65% 3/15/2027	2,291	2,143
	Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/20312	395	318
	Corporate Office Properties, LP 2.00% 1/15/2029	1,139	876
	Corporate Office Properties, LP 2.75% 4/15/2031	1,547	1,161
	Corporate Office Properties, LP 2.90% 12/1/2033	564	402
	Equinix, Inc. 2.90% 11/18/2026	3,287	3,009
	Equinix, Inc. 3.20% 11/18/2029	3,846	3,356
	Equinix, Inc. 2.50% 5/15/2031	7,760	6,254
	Equinix, Inc. 3.90% 4/15/2032	1,155	1,029
	Equinix, Inc. 3.40% 2/15/2052	1,201	823
	Extra Space Storage, Inc. 2.35% 3/15/2032	698	530
	FibraSOMA 4.375% 7/22/20312	1,475	1,105
	Hospitality Properties Trust 4.50% 3/15/2025	855	739
	Hospitality Properties Trust 3.95% 1/15/2028	1,710	1,217
	Howard Hughes Corp. 4.375% 2/1/20312	675	547
	Invitation Homes Operating Partnership, LP 2.30% 11/15/2028	767	636
	Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,048	1,518
	Invitation Homes Operating Partnership, LP 2.70% 1/15/2034	660	483
	Iron Mountain, Inc. 4.875% 9/15/20272	1,605	1,479
	Iron Mountain, Inc. 5.25% 3/15/20282	3,500	3,226
	Iron Mountain, Inc. 5.25% 7/15/20302	675	588
	Omega Healthcare Investors, Inc. 4.375% 8/1/2023	186	185
	Piedmont Operating Partnership, LP 4.45% 3/15/2024	1,000	983
	Public Storage 1.95% 11/9/2028	993	849
	Public Storage 2.30% 5/1/2031	3,195	2,601

188    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Real estate	Scentre Group 3.50% 2/12/20252	USD4,565	$4,372
(continued)	Sun Communities Operating, LP 2.30% 11/1/2028	1,026	856
	Sun Communities Operating, LP 2.70% 7/15/2031	3,877	3,070
	VICI Properties, LP 4.375% 5/15/2025	670	652
	VICI Properties, LP 4.75% 2/15/2028	6,844	6,505
	VICI Properties, LP 4.95% 2/15/2030	5,515	5,257
	VICI Properties, LP 4.125% 8/15/20302	425	373
	VICI Properties, LP 5.125% 5/15/2032	11,766	10,917
	VICI Properties, LP 5.625% 5/15/2052	2,695	2,388

			71,021

Materials	Air Products and Chemicals, Inc. 2.70% 5/15/2040	2,911	2,178
0.13%	Celanese US Holdings, LLC 6.05% 3/15/2025	195	194
	Celanese US Holdings, LLC 6.165% 7/15/2027	2,875	2,840
	Celanese US Holdings, LLC 6.33% 7/15/2029	775	755
	Celanese US Holdings, LLC 6.379% 7/15/2032	2,055	1,960
	Glencore Funding, LLC 2.625% 9/23/20312	790	631
	Glencore Funding, LLC 3.375% 9/23/20512	370	242
	International Flavors & Fragrances, Inc. 2.30% 11/1/20302	3,536	2,813
	Methanex Corp. 5.125% 10/15/2027	510	474
	Nova Chemicals Corp. 4.25% 5/15/20292	425	348
	South32 Treasury, Ltd. 4.35% 4/14/20322	1,384	1,188
			13,623

Municipals	Aeropuerto International de Tocume SA 4.00% 8/11/20412	730	603
0.01%	Aeropuerto International de Tocume SA 5.125% 8/11/20612	565	464
			1,067
	Total corporate bonds, notes & loans
			3,535,583
U.S. Treasury bonds & notes 27.43%

U.S. Treasury	U.S. Treasury 0.125% 5/31/2023	39,035	38,325
14.76%	U.S. Treasury 2.25% 12/31/2023	24,768	24,174
	U.S. Treasury 1.50% 2/29/2024	9,807	9,455
	U.S. Treasury 2.50% 4/30/2024	22,390	21,755
	U.S. Treasury 0.375% 9/15/2024	15,740	14,672
	U.S. Treasury 4.50% 11/30/2024	38,095	38,103
	U.S. Treasury 3.00% 7/15/2025	97,643	94,593
	U.S. Treasury 4.00% 12/15/2025	67,475	67,053
	U.S. Treasury 0.375% 12/31/2025	44,080	39,409
	U.S. Treasury 0.375% 1/31/2026	40,000	35,602
	U.S. Treasury 0.75% 5/31/2026	20,625	18,401
	U.S. Treasury 0.75% 8/31/2026	26,766	23,705
	U.S. Treasury 1.375% 8/31/2026	45,000	40,809
	U.S. Treasury 0.50% 4/30/2027	45,625	39,295
	U.S. Treasury 2.75% 4/30/2027	11,500	10,903
	U.S. Treasury 2.25% 11/15/20275	105,830	97,546
	U.S. Treasury 6.125% 11/15/2027	24,000	26,188
	U.S. Treasury 3.875% 11/30/2027	46,272	46,021
	U.S. Treasury 1.25% 5/31/2028	21,480	18,605
	U.S. Treasury 3.875% 11/30/2029	149	148
	U.S. Treasury 3.875% 12/31/2029	5,750	5,710
	U.S. Treasury 1.625% 5/15/2031	1,630	1,372
	U.S. Treasury 4.125% 11/15/2032	15,000	15,299
	U.S. Treasury 4.25% 5/15/2039	106,700	110,123
	U.S. Treasury 1.125% 5/15/2040	124,213	77,947
	U.S. Treasury 1.375% 11/15/2040	40,000	26,058
	U.S. Treasury 1.875% 2/15/2041	46,900	33,221

American Funds Insurance Series    189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury	U.S. Treasury 2.00% 11/15/2041	USD247	$177
(continued)	U.S. Treasury 2.375% 2/15/2042	3,271	2,500
	U.S. Treasury 4.00% 11/15/2042	766	751
	U.S. Treasury 3.00% 2/15/2049	123,340	102,162
	U.S. Treasury 1.25% 5/15/2050	21,285	11,514
	U.S. Treasury 2.00% 8/15/2051	1,587	1,044
	U.S. Treasury 1.875% 11/15/2051	4,670	2,974
	U.S. Treasury 3.00% 8/15/20525	493,436	409,137
	U.S. Treasury 4.00% 11/15/2052	3,800	3,820

			1,508,571

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20236	206,245	205,862
inflation-protected	U.S. Treasury Inflation-Protected Security 0.625% 4/15/20236	85,927	85,102
securities	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20236	6,574	6,498
12.67%	U.S. Treasury Inflation-Protected Security 0.625% 1/15/20246	255,440	250,190
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/20246	29,208	28,425
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20246	250,395	242,546
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20246	57,910	55,812
	U.S. Treasury Inflation-Protected Security 0.25% 1/15/20256	26,921	25,840
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/20256	28,626	27,283
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20256	71,002	68,225
	U.S. Treasury Inflation-Protected Security 0.625% 1/15/20266	3,300	3,168
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20266	13,368	12,538
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/20276	66,635	62,091
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20276	85,852	80,941
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/20276	21,184	21,157
	U.S. Treasury Inflation-Protected Security 0.50% 1/15/20285,6	90,600	85,240
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20316	20,209	17,930
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20316	13,385	11,811
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/20516	6,118	3,947
			1,294,606
	Total U.S. Treasury bonds & notes
			2,803,177
Mortgage-backed obligations 25.81%

Federal agency	Fannie Mae Pool #254764 5.50% 6/1/20237	—8	—8
mortgage-backed	Fannie Mae Pool #AB1068 4.50% 5/1/20257	37	37
obligations	Fannie Mae Pool #256133 4.50% 1/1/20267	32	31
23.23%	Fannie Mae Pool #AR3058 3.00% 1/1/20287	75	72
	Fannie Mae Pool #AS8018 3.00% 9/1/20317	44	42
	Fannie Mae Pool #BM4741 3.00% 4/1/20327	28	27
	Fannie Mae Pool #913966 6.00% 2/1/20377	34	36
	Fannie Mae Pool #945680 6.00% 9/1/20377	426	444
	Fannie Mae Pool #924866 2.765% 10/1/20373,7	419	410
	Fannie Mae Pool #988588 5.50% 8/1/20387	185	192
	Fannie Mae Pool #889982 5.50% 11/1/20387	919	953
	Fannie Mae Pool #AB1297 5.00% 8/1/20407	191	194
	Fannie Mae Pool #AH8144 5.00% 4/1/20417	805	810
	Fannie Mae Pool #AH9479 5.00% 4/1/20417	754	764
	Fannie Mae Pool #AI1862 5.00% 5/1/20417	952	963
	Fannie Mae Pool #AI3510 5.00% 6/1/20417	524	530
	Fannie Mae Pool #AJ0704 5.00% 9/1/20417	444	452
	Fannie Mae Pool #AJ5391 5.00% 11/1/20417	321	325
	Fannie Mae Pool #MA4501 2.00% 12/1/20417	9,994	8,437
	Fannie Mae Pool #MA4540 2.00% 2/1/20427	2,628	2,218
	Fannie Mae Pool #AZ3904 4.00% 5/1/20457	42	40
	Fannie Mae Pool #FM9416 3.50% 7/1/20457	2,819	2,610
	Fannie Mae Pool #AL8522 3.50% 5/1/20467	896	833
	Fannie Mae Pool #BD1968 4.00% 7/1/20467	792	757

190    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #BD5477 4.00% 7/1/20467	USD137	$ 132
mortgage-backed	Fannie Mae Pool #BE0592 4.00% 11/1/20467	313	295
obligations	Fannie Mae Pool #MA3058 4.00% 7/1/20477	42	40
(continued)	Fannie Mae Pool #CA0770 3.50% 11/1/20477	4,696	4,364
	Fannie Mae Pool #CA0706 4.00% 11/1/20477	91	87
	Fannie Mae Pool #BM4413 4.50% 12/1/20477	2,854	2,812
	Fannie Mae Pool #CA1189 3.50% 2/1/20487	1,384	1,285
	Fannie Mae Pool #BJ5749 4.00% 5/1/20487	16	16
	Fannie Mae Pool #BF0293 3.00% 7/1/20487	6,893	6,129
	Fannie Mae Pool #BF0318 3.50% 8/1/20487	5,642	5,198
	Fannie Mae Pool #FM4891 3.50% 10/1/20487	20,838	19,368
	Fannie Mae Pool #BM4676 4.00% 10/1/20487	13	12
	Fannie Mae Pool #FM3280 3.50% 5/1/20497	738	684
	Fannie Mae Pool #CA3807 3.00% 7/1/20497	1,416	1,267
	Fannie Mae Pool #CA3806 3.00% 7/1/20497	913	818
	Fannie Mae Pool #FM1262 4.00% 7/1/20497	22,731	21,695
	Fannie Mae Pool #FM0007 3.50% 9/1/20497	15,691	14,461
	Fannie Mae Pool #FM1589 3.50% 9/1/20497	4,398	4,048
	Fannie Mae Pool #FM1954 3.50% 11/1/20497	6,796	6,252
	Fannie Mae Pool #CA5968 2.50% 6/1/20507	6,170	5,302
	Fannie Mae Pool #FM5507 3.00% 7/1/20507	18,556	16,591
	Fannie Mae Pool #CA6309 3.00% 7/1/20507	6,665	5,981
	Fannie Mae Pool #BP6715 2.00% 9/1/20507	1	1
	Fannie Mae Pool #CA7028 2.50% 9/1/20507	1,108	957
	Fannie Mae Pool #BQ3005 2.50% 10/1/20507	1,935	1,646
	Fannie Mae Pool #CA7257 2.50% 10/1/20507	314	270
	Fannie Mae Pool #CA7599 2.50% 11/1/20507	7,463	6,437
	Fannie Mae Pool #FM4897 3.00% 11/1/20507	18,989	17,095
	Fannie Mae Pool #MA4208 2.00% 12/1/20507	12,762	10,450
	Fannie Mae Pool #CA8828 2.50% 2/1/20517	6,306	5,420
	Fannie Mae Pool #CB0290 2.00% 4/1/20517	21,666	17,724
	Fannie Mae Pool #MA4305 2.00% 4/1/20517	33	27
	Fannie Mae Pool #BR1035 2.00% 5/1/20517	20	16
	Fannie Mae Pool #FM7510 3.00% 6/1/20517	242	213
	Fannie Mae Pool #FM7900 2.50% 7/1/20517	533	457
	Fannie Mae Pool #FM8442 2.50% 8/1/20517	9,106	7,723
	Fannie Mae Pool #CB1527 2.50% 9/1/20517	1,264	1,074
	Fannie Mae Pool #FS0965 2.00% 11/1/20517	156	128
	Fannie Mae Pool #CB2402 2.50% 12/1/20517	4,932	4,181
	Fannie Mae Pool #FM9846 2.50% 12/1/20517	569	483
	Fannie Mae Pool #CB2787 3.50% 12/1/20517	27	25
	Fannie Mae Pool #FS2776 2.50% 1/1/20527	3,264	2,769
	Fannie Mae Pool #CB2765 2.00% 2/1/20527	6,870	5,649
	Fannie Mae Pool #FS0647 3.00% 2/1/20527	41,218	36,792
	Fannie Mae Pool #CB3744 2.50% 3/1/20527	1,000	848
	Fannie Mae Pool #CB3170 3.00% 3/1/20527	392	345
	Fannie Mae Pool #BV7773 2.50% 4/1/20527	9,356	7,942
	Fannie Mae Pool #BV5370 2.50% 4/1/20527	8,486	7,196
	Fannie Mae Pool #BV2994 2.50% 4/1/20527	3,401	2,887
	Fannie Mae Pool #MA4578 2.50% 4/1/20527	780	662
	Fannie Mae Pool #BV7521 2.50% 5/1/20527	1,000	848
	Fannie Mae Pool #CB3495 3.00% 5/1/20527	1,174	1,031
	Fannie Mae Pool #MA4599 3.00% 5/1/20527	500	439
	Fannie Mae Pool #BV9975 2.50% 6/1/20527	3,301	2,802
	Fannie Mae Pool #BV2452 3.00% 6/1/20527	739	649
	Fannie Mae Pool #CB4159 4.00% 7/1/20527	1,689	1,586
	Fannie Mae Pool #BW1001 4.50% 7/1/20527	675	651
	Fannie Mae Pool #BV2562 4.50% 7/1/20527	522	503
	Fannie Mae Pool #MA4699 3.50% 8/1/20527	900	819
	Fannie Mae Pool #MA4700 4.00% 8/1/20527	2,823	2,651
	Fannie Mae Pool #BV8024 4.00% 8/1/20527	2,138	2,008

American Funds Insurance Series    191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #BW9409 4.50% 8/1/20527	USD1,998	$ 1,925
mortgage-backed	Fannie Mae Pool #BW5751 4.50% 8/1/20527	1,983	1,910
obligations	Fannie Mae Pool #BW2284 4.50% 8/1/20527	1,944	1,873
(continued)	Fannie Mae Pool #BW6191 4.50% 8/1/20527	999	965
	Fannie Mae Pool #BW7611 4.50% 8/1/20527	974	938
	Fannie Mae Pool #BW8077 4.50% 8/1/20527	90	86
	Fannie Mae Pool #MA4732 4.00% 9/1/20527	9,060	8,508
	Fannie Mae Pool #BW7326 4.00% 9/1/20527	1,831	1,720
	Fannie Mae Pool #BW9348 4.00% 9/1/20527	1,588	1,491
	Fannie Mae Pool #BW8103 4.00% 9/1/20527	1,504	1,412
	Fannie Mae Pool #BV0952 4.50% 9/1/20527	4,153	4,001
	Fannie Mae Pool #BW3812 4.50% 9/1/20527	3,994	3,848
	Fannie Mae Pool #BW9386 4.50% 9/1/20527	2,996	2,888
	Fannie Mae Pool #BV0957 4.50% 9/1/20527	2,996	2,887
	Fannie Mae Pool #BW8692 4.50% 9/1/20527	999	963
	Fannie Mae Pool #BW9180 4.50% 9/1/20527	420	405
	Fannie Mae Pool #BW8497 4.50% 9/1/20527	65	63
	Fannie Mae Pool #BW7702 4.50% 9/1/20527	42	40
	Fannie Mae Pool #MA4761 5.00% 9/1/20527	36,426	35,956
	Fannie Mae Pool #BW1295 3.50% 10/1/20527	574	522
	Fannie Mae Pool #BW8980 4.00% 10/1/20527	5,933	5,571
	Fannie Mae Pool #BW1210 4.00% 10/1/20527	4,482	4,208
	Fannie Mae Pool #BW7356 4.00% 10/1/20527	3,728	3,500
	Fannie Mae Pool #BX0509 4.00% 10/1/20527	1,604	1,506
	Fannie Mae Pool #CB4794 4.50% 10/1/20527	15,949	15,370
	Fannie Mae Pool #MA4784 4.50% 10/1/20527	10,684	10,294
	Fannie Mae Pool #BW8745 4.50% 10/1/20527	4,974	4,792
	Fannie Mae Pool #BX0097 4.50% 10/1/20527	2,995	2,885
	Fannie Mae Pool #BW7795 4.50% 10/1/20527	496	478
	Fannie Mae Pool #BW8592 4.50% 10/1/20527	149	143
	Fannie Mae Pool #MA4820 6.50% 10/1/20527	294	303
	Fannie Mae Pool #MA4854 2.50% 11/1/20527	902	765
	Fannie Mae Pool #MA4803 3.50% 11/1/20527	7,069	6,431
	Fannie Mae Pool #MA4804 4.00% 11/1/20527	9,106	8,550
	Fannie Mae Pool #BW1310 4.00% 11/1/20527	1,677	1,574
	Fannie Mae Pool #BX1042 4.50% 11/1/20527	548	528
	Fannie Mae Pool #BX1516 4.50% 11/1/20527	542	523
	Fannie Mae Pool #BX1035 4.50% 11/1/20527	308	297
	Fannie Mae Pool #BX3075 4.50% 11/1/20527	291	280
	Fannie Mae Pool #BX2558 4.50% 11/1/20527	62	60
	Fannie Mae Pool #MA4805 4.50% 11/1/20527	36	35
	Fannie Mae Pool #BW1380 4.50% 12/1/20527	13,486	12,993
	Fannie Mae Pool #MA4840 4.50% 12/1/20527	4,721	4,549
	Fannie Mae Pool #MA4841 5.00% 12/1/20527	4,013	3,961
	Fannie Mae Pool #MA4877 6.50% 12/1/20527	58,203	59,707
	Fannie Mae Pool #BX4022 6.50% 12/1/20527	200	205
	Fannie Mae Pool #MA4868 5.00% 1/1/20537	8,583	8,472
	Fannie Mae Pool #MA4895 6.50% 1/1/20537	4,225	4,335
	Fannie Mae Pool #BF0145 3.50% 3/1/20577	11,899	10,887
	Fannie Mae Pool #BF0264 3.50% 5/1/20587	9,059	8,322
	Fannie Mae Pool #BF0332 3.00% 1/1/20597	19,463	17,158
	Fannie Mae Pool #BF0497 3.00% 7/1/20607	22,447	19,666
	Fannie Mae Pool #BF0585 4.50% 12/1/20617	1,326	1,293
	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/20253,7	—8	—8
	Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/20417	7	7
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/20417	17	19
	Fannie Mae, Series 2002-W1, Class 2A, 4.915% 2/25/20423,7	21	21
	Freddie Mac Pool #ZS8507 3.00% 11/1/20287	113	108
	Freddie Mac Pool #ZK7590 3.00% 1/1/20297	2,445	2,346
	Freddie Mac Pool #A15120 5.50% 10/1/20337	51	52
	Freddie Mac Pool #QN1073 3.00% 12/1/20347	46	44

192    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Pool #G05196 5.50% 10/1/20387	USD50	$52
mortgage-backed	Freddie Mac Pool #G05267 5.50% 12/1/20387	37	39
obligations	Freddie Mac Pool #G06020 5.50% 12/1/20397	72	75
(continued)	Freddie Mac Pool #G05860 5.50% 2/1/20407	265	275
	Freddie Mac Pool #A93948 4.50% 9/1/20407	157	156
	Freddie Mac Pool #G06868 4.50% 4/1/20417	177	176
	Freddie Mac Pool #G06841 5.50% 6/1/20417	422	439
	Freddie Mac Pool #RB5138 2.00% 12/1/20417	2,632	2,222
	Freddie Mac Pool #RB5145 2.00% 2/1/20427	2,569	2,169
	Freddie Mac Pool #RB5148 2.00% 3/1/20427	5,501	4,643
	Freddie Mac Pool #Z40130 3.00% 1/1/20467	20,778	18,802
	Freddie Mac Pool #ZT2100 3.00% 4/1/20477	109	98
	Freddie Mac Pool #G08789 4.00% 11/1/20477	628	603
	Freddie Mac Pool #G61733 3.00% 12/1/20477	5,178	4,642
	Freddie Mac Pool #G67709 3.50% 3/1/20487	13,489	12,616
	Freddie Mac Pool #G61628 3.50% 9/1/20487	330	307
	Freddie Mac Pool #Q58494 4.00% 9/1/20487	1,273	1,217
	Freddie Mac Pool #ZN4842 3.50% 4/1/20497	751	693
	Freddie Mac Pool #RA1369 3.50% 9/1/20497	1,997	1,840
	Freddie Mac Pool #SD7508 3.50% 10/1/20497	10,988	10,187
	Freddie Mac Pool #QA4673 3.00% 11/1/20497	29,606	26,538
	Freddie Mac Pool #SD8090 2.00% 9/1/20507	1,362	1,115
	Freddie Mac Pool #SD8106 2.00% 11/1/20507	2,836	2,321
	Freddie Mac Pool #SD8128 2.00% 2/1/20517	115	94
	Freddie Mac Pool #SD8134 2.00% 3/1/20517	191	156
	Freddie Mac Pool #RA5288 2.00% 5/1/20517	2,916	2,387
	Freddie Mac Pool #SD1852 2.50% 6/1/20517	13,776	11,687
	Freddie Mac Pool #QC2817 2.50% 6/1/20517	2,789	2,389
	Freddie Mac Pool #QC7173 2.50% 9/1/20517	3,203	2,723
	Freddie Mac Pool #QD1746 2.50% 11/1/20517	3,044	2,585
	Freddie Mac Pool #SD1385 2.50% 11/1/20517	1,671	1,434
	Freddie Mac Pool #RA6485 3.00% 12/1/20517	35,637	31,327
	Freddie Mac Pool #SD7552 2.50% 1/1/20527	11,001	9,407
	Freddie Mac Pool #QD5725 2.50% 1/1/20527	2,995	2,544
	Freddie Mac Pool #QD4799 2.50% 1/1/20527	1,000	848
	Freddie Mac Pool #RA6608 3.00% 2/1/20527	888	780
	Freddie Mac Pool #QD7089 3.50% 2/1/20527	867	790
	Freddie Mac Pool #QE0327 2.50% 4/1/20527	1,000	849
	Freddie Mac Pool #QE2020 2.50% 5/1/20527	7,000	5,941
	Freddie Mac Pool #SD8219 2.50% 6/1/20527	73,484	62,311
	Freddie Mac Pool #SD8220 3.00% 6/1/20527	3,363	2,957
	Freddie Mac Pool #QE4855 3.50% 6/1/20527	68	62
	Freddie Mac Pool #QE4084 6.50% 6/1/20527	333	345
	Freddie Mac Pool #SD8234 2.50% 8/1/20527	5,524	4,684
	Freddie Mac Pool #SD8237 4.00% 8/1/20527	2,186	2,053
	Freddie Mac Pool #QE9057 4.00% 8/1/20527	1,368	1,285
	Freddie Mac Pool #QE8065 4.50% 8/1/20527	4,104	3,954
	Freddie Mac Pool #QE7539 4.50% 8/1/20527	2,160	2,083
	Freddie Mac Pool #QE8253 4.50% 8/1/20527	1,712	1,649
	Freddie Mac Pool #QE6903 4.50% 8/1/20527	248	239
	Freddie Mac Pool #QE7702 4.50% 8/1/20527	35	34
	Freddie Mac Pool #SD8242 3.00% 9/1/20527	73	64
	Freddie Mac Pool #QE9625 4.00% 9/1/20527	1,763	1,655
	Freddie Mac Pool #SD8244 4.00% 9/1/20527	1,457	1,368
	Freddie Mac Pool #QE9919 4.50% 9/1/20527	23,534	22,676
	Freddie Mac Pool #QF0313 4.50% 9/1/20527	9,988	9,636
	Freddie Mac Pool #QF0660 4.50% 9/1/20527	2,996	2,889
	Freddie Mac Pool #QE9813 4.50% 9/1/20527	406	392
	Freddie Mac Pool #QF0820 4.50% 9/1/20527	366	353
	Freddie Mac Pool #RA7930 4.50% 9/1/20527	306	295
	Freddie Mac Pool #QF1205 4.50% 9/1/20527	298	287

American Funds Insurance Series    193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Pool #QF0311 5.00% 9/1/20527	USD17,998	$ 17,766
mortgage-backed	Freddie Mac Pool #QF2029 3.00% 10/1/20527	696	612
obligations	Freddie Mac Pool #QF1464 4.00% 10/1/20527	1,691	1,588
(continued)	Freddie Mac Pool #QF2379 4.50% 10/1/20527	4,994	4,816
	Freddie Mac Pool #QF1254 4.50% 10/1/20527	3,226	3,108
	Freddie Mac Pool #QF1849 4.50% 10/1/20527	2,140	2,062
	Freddie Mac Pool #QF2136 4.50% 10/1/20527	1,908	1,838
	Freddie Mac Pool #QF0819 4.50% 10/1/20527	863	833
	Freddie Mac Pool #QF2380 4.50% 10/1/20527	632	611
	Freddie Mac Pool #QF2845 4.50% 10/1/20527	537	518
	Freddie Mac Pool #QF2182 4.50% 10/1/20527	303	292
	Freddie Mac Pool #QF0866 4.50% 10/1/20527	126	121
	Freddie Mac Pool #SD8263 3.00% 11/1/20527	14,713	12,932
	Freddie Mac Pool #SD8264 3.50% 11/1/20527	4,331	3,940
	Freddie Mac Pool #QF3144 3.50% 11/1/20527	673	614
	Freddie Mac Pool #SD1896 4.00% 11/1/20527	20,313	19,355
	Freddie Mac Pool #SD1894 4.00% 11/1/20527	7,177	6,853
	Freddie Mac Pool #QF3364 4.00% 11/1/20527	2,753	2,585
	Freddie Mac Pool #QF2936 4.50% 11/1/20527	2,907	2,801
	Freddie Mac Pool #QF2846 4.50% 11/1/20527	998	961
	Freddie Mac Pool #QF3276 5.50% 11/1/20527	703	707
	Freddie Mac Pool #QF2862 6.50% 11/1/20527	100	103
	Freddie Mac Pool #SD8280 6.50% 11/1/20527	53	54
	Freddie Mac Pool #QF3956 4.50% 12/1/20527	18,992	18,299
	Freddie Mac Pool #SD8275 4.50% 12/1/20527	2,480	2,390
	Freddie Mac Pool #SD8276 5.00% 12/1/20527	32,354	31,937
	Freddie Mac Pool #QF4754 5.00% 12/1/20527	3,000	2,961
	Freddie Mac Pool #QF4185 6.50% 12/1/20527	668	685
	Freddie Mac Pool #SD8284 3.00% 1/1/20537	4,597	4,040
	Freddie Mac Pool #SD8288 5.00% 1/1/20537	1,671	1,649
	Freddie Mac Pool #SD8282 6.50% 1/1/20537	59,134	60,661
	Freddie Mac, Series 3061, Class PN, 5.50% 11/15/20357	58	58
	Freddie Mac, Series 3318, Class JT, 5.50% 5/15/20377	125	126
	Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/20367	121	100
	Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/20367	118	99
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA,
	3.50% 8/25/20577	8,360	7,937
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA,
	3.50% 8/25/20587	1,930	1,821
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1,
	3.50% 5/25/20327	10,720	10,343
	Government National Mortgage Assn. 2.00% 1/1/20537,9	14,785	12,394
	Government National Mortgage Assn. 3.00% 1/1/20537,9	9,533	8,491
	Government National Mortgage Assn. 3.50% 1/1/20537,9	33,185	30,495
	Government National Mortgage Assn. 4.00% 1/1/20537,9	33,300	31,515
	Government National Mortgage Assn. 5.00% 1/1/20537,9	75,701	75,023
	Government National Mortgage Assn. 5.50% 1/1/20537,9	4,775	4,803
	Government National Mortgage Assn. 5.50% 2/1/20537,9	51,027	51,288
	Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/20497	12,379	11,844
	Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/20497	35	35
	Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/20497	5,200	5,081
	Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/20507	11,395	10,581
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/20527	10,072	9,541
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/20527	18,573	17,594
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/20527	62,302	60,506
	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/20527	485	471
	Uniform Mortgage-Backed Security 2.50% 1/1/20387,9	7,545	6,905
	Uniform Mortgage-Backed Security 2.00% 1/1/20537,9	210,537	171,362
	Uniform Mortgage-Backed Security 2.50% 1/1/20537,9	62,762	53,158
	Uniform Mortgage-Backed Security 3.00% 1/1/20537,9	11,245	9,871
	Uniform Mortgage-Backed Security 4.00% 1/1/20537,9	2,735	2,565

194    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Uniform Mortgage-Backed Security 4.50% 1/1/20537,9	USD5,931	$5,709
mortgage-backed	Uniform Mortgage-Backed Security 5.00% 1/1/20537,9	42,025	41,417
obligations	Uniform Mortgage-Backed Security 5.50% 1/1/20537,9	212,640	213,231
(continued)	Uniform Mortgage-Backed Security 6.00% 1/1/20537,9	10,275	10,430
	Uniform Mortgage-Backed Security 3.50% 2/1/20537,9	10,960	9,965
	Uniform Mortgage-Backed Security 4.00% 2/1/20537,9	76,136	71,431
	Uniform Mortgage-Backed Security 5.00% 2/1/20537,9	13,100	12,908
	Uniform Mortgage-Backed Security 6.00% 2/1/20537,9	112,000	113,591
	Uniform Mortgage-Backed Security 6.50% 2/1/20537,9	215,026	219,946
			2,374,821

Commercial	Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/20527	770	722
mortgage-backed	Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/20527	100	92
securities	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/20617	205	191
1.51%	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/20617	127	117
	Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/20613,7	2,444	2,335
	Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/20617	1,018	900
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/20637	295	247
	Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/20527	2,541	2,427
	Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/20533,7	781	757
	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A,
	(1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/20392,3,7	8,575	8,420
	BPR Trust, Series 2022-OANA, Class A,
	(1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/20372,3,7	3,822	3,739
	BX Trust, Series 2022-CSMO, Class A,
	(1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/20272,3,7	8,476	8,431
	BX Trust, Series 2021-VOLT, Class A,
	(1-month USD-LIBOR + 0.70%) 5.018% 9/15/20362,3,7	14,727	14,207
	BX Trust, Series 2021-VOLT, Class B,
	(1-month USD-LIBOR + 0.95%) 5.268% 9/15/20362,3,7	570	539
	BX Trust, Series 2021-ARIA, Class A,
	(1-month USD-LIBOR + 0.899%) 5.217% 10/15/20362,3,7	5,292	5,043
	BX Trust, Series 2021-ARIA, Class B,
	(1-month USD-LIBOR + 1.297%) 5.615% 10/15/20362,3,7	995	936
	BX Trust, Series 2021-ARIA Class C,
	(1-month USD-LIBOR + 1.646%) 5.964% 10/15/20362,3,7	996	931
	BX Trust, Series 2021-RISE, Class A,
	(1-month USD-LIBOR + 0.74%) 5.065% 11/15/20362,3,7	12,622	12,131
	BX Trust, Series 2022-IND, Class A,
	(1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/20372,3,7	5,441	5,335
	BX Trust, Series 2021-SOAR, Class A,
	(1-month USD-LIBOR + 0.67%) 4.988% 6/15/20382,3,7	3,741	3,608
	BX Trust, Series 2021-SOAR, Class B,
	(1-month USD-LIBOR + 0.87%) 5.188% 6/15/20382,3,7	433	413
	BX Trust, Series 2021-SOAR, Class C,
	(1-month USD-LIBOR + 1.10%) 5.418% 6/15/20382,3,7	293	278
	BX Trust, Series 2021-SOAR, Class D,
	(1-month USD-LIBOR + 1.40%) 5.718% 6/15/20382,3,7	740	699
	BX Trust, Series 2021-ACNT, Class A,
	(1-month USD-LIBOR + 0.85%) 5.168% 11/15/20382,3,7	9,979	9,616
	BX Trust, Series 2021-ACNT, Class B,
	(1-month USD-LIBOR + 1.25%) 5.568% 11/15/20382,3,7	339	325
	BX Trust, Series 2021-ACNT, Class C,
	(1-month USD-LIBOR + 1.50%) 5.818% 11/15/20382,3,7	100	95
	BX Trust, Series 2021-ACNT, Class D,
	(1-month USD-LIBOR + 1.85%) 6.168% 11/15/20382,3,7	151	143
	BX Trust, Series 2022-GPA, Class A,
	(1-month USD CME Term SOFR + 2.165%) 6.501% 10/15/20392,3,7	3,198	3,185

American Funds Insurance Series    195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Commercial	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5,
mortgage-backed	3.616% 2/10/20497	USD610	$ 574
securities	Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/20477	350	339
(continued)	CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/20577	1,137	1,080
	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM,
	3.539% 5/10/20497	200	182
	Extended Stay America Trust, Series 2021-ESH, Class A,
	(1-month USD-LIBOR + 1.08%) 5.398% 7/15/20382,3,7	2,811	2,735
	Extended Stay America Trust, Series 2021-ESH, Class B,
	(1-month USD-LIBOR + 1.38%) 5.698% 7/15/20382,3,7	641	618
	Extended Stay America Trust, Series 2021-ESH, Class C,
	(1-month USD-LIBOR + 1.70%) 6.018% 7/15/20382,3,7	875	841
	Extended Stay America Trust, Series 2021-ESH, Class D,
	(1-month USD-LIBOR + 2.25%) 6.568% 7/15/20382,3,7	670	643
	Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A,
	3.144% 12/10/20362,7	304	284
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/20402,7	1,897	1,458
	Great Wolf Trust, Series 2019-WOLF, Class A,
	(1-month USD-LIBOR + 1.034%) 5.352% 12/15/20362,3,7	3,894	3,786
	GS Mortgage Securities Trust, Series 2022-SHIP, Class A,
	(1-month USD CME Term SOFR + 0.731%) 5.067% 8/15/20242,3,7	1,317	1,300
	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/20507	400	369
	GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/20527	100	93
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/20537	1,536	1,271
	ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A,
	(1-month USD CME Term SOFR + 2.245%) 6.581% 10/15/20392,3,7	3,391	3,398
	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5,
	4.079% 2/15/20477	3,280	3,206
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5,
	3.694% 3/15/20507	640	599
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5,
	3.409% 10/15/20507	240	221
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A,
	3.024% 1/5/20392,7	7,867	6,739
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4,
	3.648% 12/15/20493,7	2,040	1,906
	La Quinta Mortgage Trust, Series 2022-LAQ, Class A,
	(1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/20392,3,7	848	831
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A,
	(1-month USD-LIBOR + 1.05%) 5.368% 10/15/20382,3,7	1,576	1,510
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A,
	(1-month USD-LIBOR + 0.801%) 5.119% 4/15/20262,3,7	154	150
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5,
	3.741% 8/15/20477	5,446	5,277
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4,
	3.306% 4/15/20487	410	389
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4,
	3.72% 12/15/20497	245	230
	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/20487	730	670
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/20412,7	4,065	3,253
	SREIT Trust, Series 2021-FLWR, Class A,
	(1-month USD-LIBOR + 0.577%) 4.894% 7/15/20362,3,7	9,351	8,989
	SREIT Trust, Series 2021-FLWR, Class B,
	(1-month USD-LIBOR + 0.926%) 5.244% 7/15/20362,3,7	1,000	954
	SREIT Trust, Series 2021-MFP, Class A,
	(1-month USD-LIBOR + 0.731%) 5.049% 11/15/20382,3,7	8,739	8,418
	SREIT Trust, Series 2021-MFP, Class B,
	(1-month USD-LIBOR + 1.079%) 5.398% 11/15/20382,3,7	263	251
	SREIT Trust, Series 2021-MFP, Class C,
	(1-month USD-LIBOR + 1.329%) 5.647% 11/15/20382,3,7	141	134

196    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Commercial	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4,
mortgage-backed	3.789% 9/15/20487	USD2,373	$ 2,267
securities	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5,
(continued)	3.794% 12/15/20497	2,550	2,406
	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4,
	3.146% 12/15/20527	1,019	892
	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4,
	3.631% 1/15/20607	205	192
			154,317

Collateralized	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/20482,3,7	2,864	2,263
mortgage-backed	Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/20552,7	131	119
obligations (privately	Arroyo Mortgage Trust, Series 2022-1, Class A1A,
originated)	2.495% 12/25/2056 (3.495% on 2/25/2026)1,2,7	6,000	5,521
1.07%	Bellemeade Re, Ltd., Series 2019-3A, Class M1B,
	(1-month USD-LIBOR + 1.60%) 5.989% 7/25/20292,3,7	414	414
	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/20592,3,7	923	830
	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/20592,3,7	586	556
	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/20612,7	4,867	4,221
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/20302,3,7	425	413
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/20312,3,7	3,032	2,858
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/20362,3,7	1,700	1,616
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/20612,3,7	6,893	6,513
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/20602,3,7	204	186
	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/20662,3,7	1,660	1,406
	Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1,
	(30-day Average USD-SOFR + 2.75%) 6.678% 5/25/20422,3,7	326	330
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/20372,7	1,575	1,409
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/20602,3,7	1,611	1,384
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A,
	2.00% 3/25/20692,7	2,051	2,196
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1,
	2.00% 6/25/20692,7	2,604	2,677
	Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/20512,3,7	2,073	1,674
	Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/20512,3,7	1,937	1,562
	Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/20512,3,7	2,038	1,646
	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/20512,3,7	3,206	2,589
	Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/20512,3,7	2,222	1,794
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3,
	(1-month USD-LIBOR + 4.70%) 9.089% 4/25/20283,7	1,497	1,548
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3,
	Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/20422,3,7	1,537	1,531
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4,
	Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/20422,3,7	73	73
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5,
	Class M1A, (30-day Average USD-SOFR + 2.95%) 6.878% 6/25/20422,3,7	278	281
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/20422,3,7	611	612
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/20422,3,7	1,519	1,552
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2,
	(1-month USD-LIBOR + 1.85%) 6.239% 2/25/20502,3,7	3,005	3,000
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1,
	(1-month USD-LIBOR + 6.00%) 10.389% 8/25/20502,3,7	949	1,011
	GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/20662,3,7	3,494	2,935
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/20262,7	5,380	4,654
	Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/20512,3,7	882	712
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1,
	4.00% 2/25/2061 (7.00% on 4/25/2025)1,2,7	3,534	3,273

American Funds Insurance Series    197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)			Principal amount	Value
			(000)	(000)

Mortgage-backed obligations (continued)

Collateralized	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/20612,3,7		USD858	$780
mortgage-backed	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1,
obligations (privately	2.25% 7/25/2067 (5.25% on 11/25/2024)1,2,7		2,644	2,380
originated)	Mello Warehouse Securitization Trust, Series 2021-3, Class A,
(continued)	(1-month USD-LIBOR + 0.85%) 5.239% 11/25/20552,3,7		16,160	15,635
	MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/20602,3,7		3,088	2,720
	PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/20562,3,7		3,558	2,965
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/20392,7		1,132	1,028
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A,
	1.259% 11/25/20312,3,7		3,346	3,155
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/20602,7		10,737	9,539
	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/20332,10		1,680	1,486
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/20382,7		5,033	4,381
				109,428
	Total mortgage-backed obligations
				2,638,566
Asset-backed obligations 4.52%

	Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 8/17/20262,7		701	665
	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/20262,7		672	643
	Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/20272,7		765	744
	AGL CLO, Ltd., Series 2022-18A, Class A1,
	(3-month USD CME Term SOFR + 1.32%) 5.308% 4/21/20312,3,7		—8	—8
	American Credit Acceptance Receivables Trust, Series 2020-3, Class C,
	1.85%	6/15/20262,7	1,178	1,169
	American Credit Acceptance Receivables Trust, Series 2020-3, Class D,
	2.40%	6/15/20262,7	2,500	2,429
	American Credit Acceptance Receivables Trust, Series 2022-3, Class B,
	4.55%	10/13/20262,7	360	353
	American Credit Acceptance Receivables Trust, Series 2021-1, Class C,
	0.83%	3/15/20272,7	1,055	1,038
	American Credit Acceptance Receivables Trust, Series 2021-1, Class D,
	1.14%	3/15/20272,7	806	760
	American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/20362,7		1,136	1,097
	American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/20522,7		2,781	2,631
	American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/20522,7		396	376
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/20277		997	935
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/20277		1,109	1,009
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/20277		2,613	2,319
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A,
	4.00%	3/20/20252,7	2,755	2,710
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A,
	3.35%	9/22/20252,7	2,210	2,137
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A,
	2.33%	8/20/20262,7	7,689	7,124
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A,
	2.02%	2/20/20272,7	2,427	2,203
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B,
	2.96%	2/20/20272,7	623	560
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class C,
	4.25%	2/20/20272,7	1,279	1,144
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A,
	1.38%	8/20/20272,7	3,445	3,005
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B,
	1.63%	8/20/20272,7	531	449
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C,
	2.13%	8/20/20272,7	193	161
	Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR,
	(3-month USD-LIBOR + 1.00%) 5.675% 11/20/20302,3,7		575	568

198    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Asset-backed obligations (continued)

Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A,
0.90% 10/17/20342,7	USD180	$ 170
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B,
1.67% 10/17/20342,7	269	227
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC,
Series 2021-1, Class A, 2.443% 7/15/20462,7	3,951	3,250
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC,
Series 2021-1, Class B, 3.446% 7/15/20462,7	497	375
CarMax Auto Owner Trust, Series 2019-2, Class C, 3.16% 2/18/20257	400	396
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/20267	210	190
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/20277	206	184
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/20287	538	514
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/20372,7	15,953	13,578
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/20372,7	6,185	5,238
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/20372,7	671	544
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/20412,7	802	702
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/20602,7	18,679	16,693
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/20602,7	1,950	1,613
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/20602,7	3,395	2,969
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/20602,7	368	291
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/20612,7	6,053	5,242
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/20612,7	1,917	1,602
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/20622,7	15,132	14,821
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/20622,7	6,637	6,257
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/20452,7	2,298	1,978
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/20452,7	4,800	4,174
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/20462,7	436	363
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 3/17/20252,7	249	248
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 6/16/20252,7	405	404
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/20262,7	1,883	1,849
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/20262,7	514	507
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/20262,7	590	559
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/20282,7	2,111	2,033
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/20282,7	2,797	2,658
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 7/15/20257	86	86
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/20267	3,890	3,844
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/20277	5,369	5,249
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/20297	4,053	3,800
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/20252,7	2,320	2,309
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/20252,7	1,473	1,454
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/20262,7	817	791
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/20262,7	825	792
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/20262,7	449	414
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/20272,7	1,179	1,156
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/20272,7	1,231	1,170
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/20272,7	832	764
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/20452,7	428	362
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/20292,7	897	851
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/20292,7	1,380	1,350
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/20252,7	3,251	3,218
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/20257	401	397
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/20252,7	3,405	3,352
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 9/15/20257	721	716
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 11/17/20257	1,162	1,150
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/20257	587	588
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/20252,7	893	875
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/20267	1,807	1,737
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/20267	1,012	975
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/20267	3,047	2,976
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/20277	568	558
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/20277	2,612	2,388

American Funds Insurance Series    199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)

Asset-backed obligations (continued)

Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/20287	USD1,201	$ 1,127
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/20372,7	17,959	15,928
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/20382,7	1,380	1,195
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/20392,7	1,733	1,628
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/20302,7	17,675	17,438
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/20312,7	30,070	28,744
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/20452,7	2,069	1,827
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/20462,7	1,421	1,210
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/20462,7	158	134
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/20402,7	2,868	2,550
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/20412,7	9,797	8,450
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/20412,7	2,739	2,378
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/20412,7	214	181
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 7/22/20247	301	300
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 12/20/20247	425	424
GM Financial Revolving Receivables Trust, Series 2022-1, Class A,
5.91% 10/11/20352,7	2,703	2,756
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/20232,7,10	8,590	8,241
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/20252,7	12,703	11,748
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/20252,7	1,171	1,074
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/20252,7	810	731
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/20272,7	17,770	15,498
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/20272,7	1,264	1,085
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/20272,7	859	710
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/20262,7	866	842
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/20262,7	304	285
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/20272,7	1,207	1,188
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/20272,7	438	426
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/20302,7	623	596
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2,
(3-month USD-LIBOR + 1.00%) 5.278% 7/21/20302,3,7	892	878
Marathon CLO, Ltd., Series 2017-9A, Class A1AR,
(3-month USD-LIBOR + 1.15%) 5.229% 4/15/20292,3,7	574	568
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/20262,7	1,242	1,203
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 9/15/20262,7	230	223
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1,
8.25% 1/15/20287,10,11	1,006	1,006
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2,
8.73% 1/15/20287,10,11	150	150
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/20692,7	4,052	3,449
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/20692,7	2,516	2,110
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/20702,7	895	759
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/20462,7	4,396	3,702
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/20622,7	314	279
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/20622,7	5,377	4,762
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/20622,7	12,315	10,951
Nelnet Student Loan Trust, Series 2021-C, Class AFL,
(1-month USD-LIBOR + 0.74%) 5.093% 4/20/20622,3,7	4,035	3,918
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1,
1.91% 10/20/20612,7	50,765	42,988
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R,
(3-month USD-LIBOR + 0.97%) 5.328% 7/25/20302,3,7	273	270
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/20282,7	240	224
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1,
(3-month USD-LIBOR + 0.90%) 5.143% 4/20/20292,3,7	256	253
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/20262,7	7,884	7,276
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/20272,7	1,721	1,681
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 10/15/20242,7	804	802
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/20252,7	1,355	1,341
Prodigy Finance DAC, Series 2021-1A, Class A,
(1-month USD-LIBOR + 1.25%) 5.639% 7/25/20512,3,7	577	558

200    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Asset-backed obligations (continued)

	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/20257	USD1,584	$ 1,574
	Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 9/15/20257	523	521
	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 1/15/20267	1,480	1,467
	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/20267	2,812	2,736
	Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/20267	2,211	2,120
	Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/20277	917	892
	Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/20277	1,802	1,686
	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/20277	1,677	1,613
	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/20277	2,236	2,073
	Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/20287	856	828
	SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/20462,7	2,641	2,190
	SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/20462,7	487	397
	SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/20462,7	2,392	1,923
	SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/20462,7	3,233	2,805
	Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/20412,7	451	381
	Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/20332,7	1,243	1,108
	Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/20332,7	1,441	1,245
	SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/20752,7	2,300	2,092
	TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/20452,7	2,971	2,610
	Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/20452,7	1,252	1,135
	Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/20452,7	2,223	1,939
	Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/20462,7	6,190	5,211
	Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/20462,7	346	288
	Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/20462,7	5,200	4,431
	TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/20452,7	4,358	3,747
	TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/20462,7	130	107
	Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/20312,7	6,000	5,785
	Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/20452,7	10,418	8,932
	Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/20462,7	3,563	2,978
	Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/20462,7	346	285
	Westlake Automobile Receivables Trust, Series 2020-3A, Class C,
	1.24% 11/17/20252,7	1,557	1,518
	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/20262,7	3,023	2,866
	Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/20262,7	1,690	1,632
	Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/20262,7	2,181	2,050
	Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/20262,7	1,446	1,318
			461,708
Municipals 1.62%

California	G.O. Bonds, Series 2009, 7.50% 4/1/2034	2,100	2,541
0.03%	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement
	Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	650	523

			3,064

Illinois	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.),
1.47%	Series 2010-C, 6.319% 11/1/2029	65	61
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.),
	Series 2009-E, 6.138% 12/1/2039	30,835	26,399
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.),
	Series 2010-D, 6.519% 12/1/2040	8,945	7,689
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds
	(Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025	2,500	2,155
	G.O. Bonds, Series 2013-B, 4.31% 4/1/2023	2,125	2,122
	G.O. Bonds, Pension Funding, Series 2003, 4.95% 6/1/2023	6,228	6,231
	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	107,000	102,807
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 3/1/2023	3,210	3,215

			150,679

American Funds Insurance Series    201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Municipals (continued)

New York	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose),
0.05%	Series 2021-C, 2.202% 3/15/2034	USD6,390	$ 4,881

Texas	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds,
0.03%	Series 2020-B, 3.236% 10/1/2052	4,075	2,899

Wisconsin	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022,
0.04%	4.95% 3/1/2034	4,580	4,071
	Total municipals
			165,594
Bonds & notes of governments & government agencies outside the U.S. 1.29%

	Chile (Republic of) 3.50% 1/31/2034	600	513
	Chile (Republic of) 3.10% 5/7/2041	2,340	1,689
	Chile (Republic of) 4.34% 3/7/2042	1,320	1,120
	Chile (Republic of) 4.00% 1/31/2052	580	450
	Colombia (Republic of) 4.125% 5/15/2051	3,120	1,878
	Colombia (Republic of), Series B, 5.75% 11/3/2027	COP24,813,800	3,883
	Dominican Republic 5.95% 1/25/20272	USD8,100	7,954
	Indonesia (Republic of) 4.65% 9/20/2032	2,690	2,638
	Indonesia (Republic of) 3.35% 3/12/2071	1,660	1,109
	Indonesia (Republic of), Series 91, 6.375% 4/15/2032	IDR31,265,000	1,936
	Israel (State of) 1.00% 3/31/2030	ILS11,800	2,799
	Israel (State of) 3.375% 1/15/2050	USD4,750	3,670
	Israel (State of) 3.875% 7/3/2050	4,775	4,036
	Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	MYR5,290	1,193
	Panama (Republic of) 3.362% 6/30/2031	USD15,625	12,695
	Panama (Republic of) 3.87% 7/23/2060	7,500	4,863
	Panama (Republic of) 4.50% 1/19/2063	395	280
	Paraguay (Republic of) 5.00% 4/15/2026	1,250	1,248
	Peru (Republic of) 6.35% 8/12/2028	PEN5,840	1,463
	Peru (Republic of) 5.94% 2/12/2029	6,005	1,450
	Peru (Republic of) 2.783% 1/23/2031	USD2,155	1,788
	Peru (Republic of) 6.15% 8/12/2032	PEN12,950	2,998
	Peru (Republic of) 3.60% 1/15/2072	USD7,640	4,999
	Philippines (Republic of) 3.229% 3/29/2027	475	457
	Philippines (Republic of) 3.20% 7/6/2046	4,900	3,598
	Philippines (Republic of) 4.20% 3/29/2047	272	234
	Poland (Republic of) 5.75% 11/16/2032	555	593
	Portuguese Republic 5.125% 10/15/2024	24,775	24,868
	PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/20232	1,020	1,023
	PT Indonesia Asahan Aluminium Tbk 4.75% 5/15/20252	1,270	1,251
	PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/20302	340	324
	PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/20502	1,150	966
	Qatar (State of) 4.50% 4/23/20282	5,100	5,141
	Qatar (State of) 5.103% 4/23/20482	3,400	3,425
	Romania 3.75% 2/7/2034	EUR5,625	4,515
	Saudi Arabia (Kingdom of) 3.628% 4/20/20272	USD5,000	4,846
	Saudi Arabia (Kingdom of) 3.625% 3/4/20282	11,435	10,939
	United Mexican States 4.875% 5/19/2033	2,175	2,001
	United Mexican States 3.50% 2/12/2034	1,030	827
	United Mexican States 4.40% 2/12/2052	440	325

			131,985

202    American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)							Principal amount	Value
							(000)	(000)

Federal agency bonds & notes 0.11%

		Fannie Mae 2.125% 4/24/2026					USD11,910	$11,160
		Total bonds, notes & other debt instruments (cost: $10,540,248,000)
								9,747,773
Short-term securities 13.95%							Shares

Money market investments 13.95%

		Capital Group Central Cash Fund 4.31%12,13					14,258,627	1,425,720
		Total short-term securities (cost: $1,425,522,000)						1,425,720
		Total investment securities 109.32% (cost: $11,965,770,000)
								11,173,493
		Other assets less liabilities (9.32)%						(952,411)
		Net assets 100.00%
								$10,221,082
Futures contracts

								Value and
								unrealized
								appreciation
							Notional	(depreciation)
					Number of		amount	at 12/31/2022
Contracts				Type	contracts	Expiration	(000)	(000)

3 Month SOFR Futures				Short	658	June 2023	USD(156,415)	$ 2,698
2 Year U.S. Treasury Note Futures				Short	2,055	March 2023	(421,436)	1,029
5 Year Euro-Bobl Futures				Long	1	March 2023	124	(4)
5 Year U.S. Treasury Note Futures				Long	16,226	March 2023	1,751,267	(2,467)
10 Year U.S. Treasury Note Futures				Long	2,294	March 2023	257,609	(1,391)
10 Year Ultra U.S. Treasury Note Futures				Short	1,388	March 2023	(164,174)	2,514
20 Year U.S. Treasury Bond Futures				Long	999	March 2023	125,218	(2,035)
30 Year Ultra U.S. Treasury Bond Futures				Long	1,708	March 2023	229,406	(7,297)

								$(6,953)
Forward currency contracts

								Unrealized
	Contract amount							appreciation
								(depreciation)

Currency purchased		Currency sold					Settlement	at 12/31/2022
	(000)		(000)		Counterparty		date	(000)

USD	1,965	IDR	30,407,000		Citibank		1/9/2023	$ 11
USD	3,158	ILS	10,725		HSBC Bank		1/11/2023	106
USD	1,173	MYR	5,150		HSBC Bank		1/11/2023	(4)
USD	1,248	EUR	1,180		Morgan Stanley		1/11/2023	(16)
USD	4,761	COP 22,893,650			Citibank		1/13/2023	52
USD	5,947	EUR	5,628		JPMorgan Chase		1/13/2023	(84)
USD	613	EUR	582		JPMorgan Chase		1/20/2023	(11)
USD	5,952	PEN	22,885		Citibank		1/23/2023	(59)
JPY	3,460,300	USD	24,759		Morgan Stanley		2/17/2023	1,783
JPY	3,432,900	USD	25,173		Morgan Stanley		2/17/2023	1,158
JPY	3,448,400	USD	25,841		Morgan Stanley		3/17/2023	711

								$3,647

American Funds Insurance Series    203

The Bond Fund of America (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Unrealized
Receive	Pay	Upfront	appreciation
Notional	Value at	premium	(depreciation)

Payment	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

SOFR	Annual	0.471%	Annual	10/26/2023	USD87,775	$ 3,103	$—	$ 3,103
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(3,041)	—	(3,041)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	27,000	(479)	—	(479)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	72,532	(1,257)	—	(1,257)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	78,378	(1,355)	—	(1,355)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	4,154	(76)	—	(76)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	19,800	(369)	—	(369)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	19,200	(5)	—	(5)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	23,900	(20)	—	(20)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	24,000	(4)	—	(4)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	28,800	(23)	—	(23)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	6,475	—	6,475
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	8,580	2,374	—	2,374
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	3,753	—	3,753

$ 9,076	$—	$ 9,076
Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection
Upfront
premium	Unrealized
Notional	Value at	(received)	depreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)

CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD74,676	$(597)	$ (310)	$ (287)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	153,455	(945)	5,777	(6,722)

$(1,542)	$5,467	$(7,009)
Investments in affiliates13

Value of	Net	Net	Value of
affiliate at	realized	unrealized	affiliate at	Dividend
1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income
(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 13.95%
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%12	$1,311,257	$4,011,285	$3,896,680	$(218)	$76	$1,425,720	$34,880

204    American Funds Insurance Series

The Bond Fund of America (continued)

Restricted securities11

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Mission Lane Credit Card Master Trust, Series 2022-B, Class A1,
8.25% 1/15/20287,10	12/6/2022	$1,006	$1,006.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2,
8.73% 1/15/20287,10	12/6/2022	150	150.00
Total
		$1,156	$1,156.01%

1Step bond; coupon rate may change at a later date.

2Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,530,868,000, which represented 14.98% of the net assets of the fund.

3Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

4Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.

5All or a portion of this security was pledged as collateral. The total value of pledged collateral was $58,239,000, which represented .57% of the net assets of the fund.

6Index-linked bond whose principal amount moves with a government price index.

7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8Amount less than one thousand.

9Purchased on a TBA basis.

10Value determined using significant unobservable inputs.

11Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,156,000, which represented .01% of the net assets of the fund.

12Rate represents the seven-day yield at 12/31/2022.

13Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

COP = Colombian pesos

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

JPY = Japanese yen

LIBOR = London Interbank Offered Rate

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PIK = Payment In Kind

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series    205

Capital World Bond Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 90.28%		Principal amount	Value
		(000)	(000)

Euros	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)1	EUR2,800	$ 2,333
19.79%	Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)1	4,200	4,471
	Altria Group, Inc. 1.00% 2/15/2023	1,020	1,089
	Altria Group, Inc. 2.20% 6/15/2027	2,900	2,795
	Altria Group, Inc. 3.125% 6/15/2031	800	711
	American Honda Finance Corp. 1.95% 10/18/2024	560	584
	American Tower Corp. 0.45% 1/15/2027	2,525	2,321
	American Tower Corp. 0.875% 5/21/2029	1,470	1,257
	AT&T, Inc. 1.60% 5/19/2028	2,350	2,237
	Austria (Republic of) 0% 2/20/2031	6,900	5,785
	Banco de Sabadell, SA 2.625% 3/24/2026
	(5-year EUR Mid-Swap + 2.20% on 3/24/2025)1	500	504
	Bank of America Corp. 3.648% 3/31/2029
	(3-month EUR-EURIBOR + 3.67% on 3/31/2028)1,2	5,000	5,177
	CaixaBank, SA 2.25% 4/17/2030
	(5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)1	2,400	2,345
	Celanese US Holdings, LLC 4.777% 7/19/2026	235	240
	Deutsche Bank AG 4.00% 6/24/2032
	(3-month EUR-EURIBOR + 3.30% on 6/24/2027)1	700	665
	Deutsche Telekom International Finance BV 7.50% 1/24/2033	200	273
	Dow Chemical Co. 0.50% 3/15/2027	1,110	1,035
	E.ON SE 1.625% 3/29/2031	810	731
	Egypt (Arab Republic of) 5.625% 4/16/2030	300	224
	Equinor ASA 1.375% 5/22/2032	2,550	2,267
	European Investment Bank 0.25% 1/20/2032	4,900	4,085
	European Investment Bank 1.50% 6/15/2032	1,000	932
	European Union 0% 7/6/2026	1,600	1,545
	European Union 0.25% 10/22/2026	610	591
	European Union 0% 7/4/2031	705	584
	European Union 0% 7/4/2035	220	159
	European Union 0.20% 6/4/2036	1,500	1,080
	Finland (Republic of) 1.50% 9/15/2032	3,380	3,154
	French Republic O.A.T. 0.75% 2/25/2028	4,500	4,347
	French Republic O.A.T. 0% 11/25/2030	19,550	16,712
	French Republic O.A.T. 0% 5/25/2032	2,120	1,718
	French Republic O.A.T. 2.00% 11/25/2032	4,260	4,162
	French Republic O.A.T. 0.50% 5/25/2040	2,080	1,414
	French Republic O.A.T. 0.75% 5/25/2052	5,930	3,416
	Germany (Federal Republic of) 0% 4/11/2025	2,100	2,124
	Germany (Federal Republic of) 0% 10/9/2026	6,060	5,908
	Germany (Federal Republic of) 0% 4/16/2027	32,700	31,482
	Germany (Federal Republic of) 1.30% 10/15/2027	3,580	3,626
	Germany (Federal Republic of) 0% 2/15/2030	13,340	12,029
	Germany (Federal Republic of) 0% 8/15/2030	15,050	13,413
	Germany (Federal Republic of) 0% 8/15/2031	12,600	10,944
	Germany (Federal Republic of) 1.70% 8/15/2032	10,906	10,887
	Germany (Federal Republic of) 1.00% 5/15/2038	6,040	5,175
	Germany (Federal Republic of) 0% 8/15/2050	1,200	673
	Germany (Federal Republic of) 0% 8/15/2052	2,650	1,421
	Goldman Sachs Group, Inc. 3.375% 3/27/20252	5,000	5,327
	Goldman Sachs Group, Inc. 1.00% 3/18/20332	2,705	2,091
	Greece (Hellenic Republic of) 3.375% 2/15/2025	5,825	6,236
	Greece (Hellenic Republic of) 1.75% 6/18/2032	5,970	5,047
	Groupe BPCE SA 4.625% 7/18/2023	1,200	1,296
	Groupe BPCE SA 1.00% 4/1/2025	2,900	2,925
	Intesa Sanpaolo SpA 6.625% 9/13/2023	510	557
	Israel (State of) 2.875% 1/29/2024	1,180	1,258
	Italy (Republic of) 1.85% 7/1/2025	17,700	18,218
	Italy (Republic of) 1.35% 4/1/2030	7	6
	Italy (Republic of) 2.50% 12/1/2032	9,610	8,613
	JPMorgan Chase & Co. 0.389% 2/24/2028
	(3-month EUR-EURIBOR + 0.65% on 2/24/2027)1,2	3,208	2,944

206    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Euros	KfW 0.125% 6/30/2025	EUR590	$590
(continued)	Lloyds Banking Group PLC 1.75% 9/7/2028
	(5-year EUR-EURIBOR + 1.30% on 9/7/2023)1	2,400	2,472
	Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)1	580	592
	Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)1	1,535	1,460
	Morocco (Kingdom of) 3.50% 6/19/2024	1,400	1,492
	Morocco (Kingdom of) 1.50% 11/27/2031	3,300	2,617
	Philippines (Republic of) 0.25% 4/28/2025	875	870
	Portuguese Republic 0.475% 10/18/2030	1,610	1,395
	Quebec (Province of) 0.25% 5/5/2031	920	764
	Quebec (Province of) 0.50% 1/25/2032	1,155	957
	Romania 2.125% 3/7/2028	1,440	1,291
	Romania 1.75% 7/13/2030	2,560	1,913
	Romania 2.00% 1/28/2032	1,605	1,153
	Romania 3.75% 2/7/2034	530	425
	Russian Federation 2.875% 12/4/20253	3,000	1,349
	Russian Federation 2.875% 12/4/20253	1,500	674
	Serbia (Republic of) 3.125% 5/15/2027	847	783
	Serbia (Republic of) 1.50% 6/26/2029	3,353	2,584
	Spain (Kingdom of) 0% 1/31/2027	2,325	2,198
	Spain (Kingdom of) 0.80% 7/30/2027	8,970	8,674
	Spain (Kingdom of) 1.45% 4/30/2029	1,890	1,824
	Spain (Kingdom of) 1.25% 10/31/2030	1,295	1,191
	Spain (Kingdom of) 0.50% 10/31/2031	4,645	3,873
	Spain (Kingdom of) 0.70% 4/30/2032	4,785	3,993
	Spain (Kingdom of) 1.90% 10/31/2052	1,010	695
	State Grid Overseas Investment, Ltd. 1.375% 5/2/2025	441	442
	State Grid Overseas Investment, Ltd. 2.125% 5/2/2030	200	177
	Stryker Corp. 0.25% 12/3/2024	480	483
	Stryker Corp. 0.75% 3/1/2029	980	877
	Stryker Corp. 1.00% 12/3/2031	450	376
	TOTAL SA 1.75% junior subordinated perpetual bonds
	(5-year EUR-EURIBOR + 1.765% on 4/4/2024)1	2,000	2,025
	Toyota Motor Credit Corp. 0.125% 11/5/2027	1,850	1,684
	Tunisia (Republic of) 6.75% 10/31/2023	5,109	4,612
	Tunisia (Republic of) 6.75% 10/31/2023	1,295	1,169
	Ukraine 6.75% 6/20/2028	3,119	619
	Ukraine 6.75% 6/20/2028	1,225	243
	Ukraine 4.375% 1/27/2032	2,705	476
	Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds
	(9-year EUR Mid-Swap + 3.36% on 3/28/2031)1	1,300	1,140
			293,295

Japanese yen	Japan, Series 18, 0.10% 3/10/20244	JPY1,064,481	8,293
7.50%	Japan, Series 19, 0.10% 9/10/20244	463,865	3,628
	Japan, Series 346, 0.10% 3/20/2027	777,900	5,905
	Japan, Series 356, 0.10% 9/20/2029	1,720,800	12,847
	Japan, Series 116, 2.20% 3/20/2030	576,100	4,933
	Japan, Series 26, 0.005% 3/10/20314	527,493	4,178
	Japan, Series 362, 0.10% 3/20/2031	737,200	5,435
	Japan, Series 365, 0.10% 12/20/2031	520,150	3,832
	Japan, Series 145, 1.70% 6/20/2033	742,700	6,290
	Japan, Series 152, 1.20% 3/20/2035	987,100	7,875
	Japan, Series 21, 2.30% 12/20/2035	720,000	6,451
	Japan, Series 162, 0.60% 9/20/2037	1,617,000	11,642
	Japan, Series 179, 0.50% 12/20/2041	196,950	1,309
	Japan, Series 37, 0.60% 6/20/2050	694,500	4,183
	Japan, Series 70, 0.70% 3/20/2051	276,100	1,694
	Japan, Series 73, 0.70% 12/20/2051	1,568,700	9,576

American Funds Insurance Series    207
Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Japanese yen	Japan, Series 74, 1.00% 3/20/2052	JPY626,900	$ 4,140
(continued)	Japan, Series 76, 1.40% 9/20/2052	296,450	2,162
	Philippines (Republic of) 0.001% 4/12/2024	900,000	6,778

			111,151

British pounds	American Honda Finance Corp. 0.75% 11/25/2026	GBP1,420	1,470
4.17%	Asian Development Bank 1.125% 6/10/2025	1,240	1,393
	KfW 1.125% 7/4/2025	1,165	1,305
	Lloyds Banking Group PLC 7.625% 4/22/2025	655	835
	Quebec (Province of) 2.25% 9/15/2026	1,870	2,083
	United Kingdom 0.125% 1/30/2026	425	463
	United Kingdom 1.25% 7/22/2027	3,060	3,335
	United Kingdom 4.25% 12/7/2027	5,910	7,336
	United Kingdom 4.75% 12/7/2030	8,230	10,732
	United Kingdom 0.25% 7/31/2031	11,850	10,738
	United Kingdom 1.00% 1/31/2032	10,970	10,504
	United Kingdom 4.25% 6/7/2032	3,010	3,809
	United Kingdom 0.625% 7/31/2035	210	171
	United Kingdom 0.875% 1/31/2046	4,916	3,151
	United Kingdom 1.25% 7/31/2051	6,635	4,338
	United Kingdom 1.125% 10/22/2073	225	119

			61,782

Chinese yuan	China (People’s Republic of), Series INBK, 2.75% 2/17/2032	CNY25,660	3,646
renminbi	China (People’s Republic of), Series 1910, 3.86% 7/22/2049	103,240	16,440
2.84%	China (People’s Republic of), Series INBK, 3.39% 3/16/2050	26,230	3,854
	China (People’s Republic of), Series INBK, 3.81% 9/14/2050	51,550	8,146
	China (People’s Republic of), Series INBK, 3.53% 10/18/2051	45,510	6,877
	China Development Bank Corp., Series 1814, 4.15% 10/26/2025	20,900	3,133

			42,096

Canadian dollars	Canada 0.75% 10/1/2024	CAD14,570	10,169
2.31%	Canada 0.25% 3/1/2026	5,800	3,847
	Canada 3.50% 3/1/2028	24,018	17,831
	Canada 2.75% 12/1/2048	3,500	2,337

			34,184

Mexican pesos	Petróleos Mexicanos 7.19% 9/12/2024	MXN42,534	2,024
2.13%	United Mexican States 4.50% 12/4/20254	16,544	845
	United Mexican States, Series M, 5.75% 3/5/2026	44,700	2,078
	United Mexican States, Series M, 7.50% 6/3/2027	251,720	12,188
	United Mexican States, Series M20, 8.50% 5/31/2029	140,400	7,013
	United Mexican States, Series M30, 8.50% 11/18/2038	21,100	1,025
	United Mexican States, Series M, 8.00% 11/7/2047	7,830	359
	United Mexican States, Series M, 8.00% 7/31/2053	133,170	6,095

			31,627

Australian dollars	Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	AUD5,789	3,061
1.63%	Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	12,355	7,622
	Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	20,520	13,529

			24,212

208    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Danish kroner	Nordea Kredit 0.50% 10/1/20405	DKK17,477	$ 1,955
1.62%	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/20405	90,967	10,167
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/20435	106,007	11,555
	Realkredit Danmark AS 1.00% 10/1/20535	2,712	285
			23,962

South Korean won	South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW5,183,670	3,908
0.52%	South Korea (Republic of), Series 2712, 2.375% 12/10/2027	5,158,930	3,821

			7,729

Colombian pesos	Colombia (Republic of), Series B, 7.00% 3/26/2031	COP31,310,800	4,575
0.48%	Colombia (Republic of), Series B, 7.25% 10/26/2050	21,884,200	2,569

			7,144

Chilean pesos	Chile (Republic of) 4.00% 3/1/2023	CLP2,300,000	2,681
0.41%	Chile (Republic of) 1.50% 3/1/20264	808,331	933
	Chile (Republic of) 5.00% 10/1/2028	955,000	1,089
	Chile (Republic of) 4.70% 9/1/2030	1,205,000	1,371

			6,074

Indonesian rupiah	Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR22,733,000	1,495
0.37%	Indonesia (Republic of), Series 95, 6.375% 8/15/2028	3,136,000	200
	Indonesia (Republic of), Series 78, 8.25% 5/15/2029	23,729,000	1,643
	Indonesia (Republic of), Series 82, 7.00% 9/15/2030	2,930,000	190
	Indonesia (Republic of), Series 68, 8.375% 3/15/2034	27,353,000	1,926

			5,454

Russian rubles	Russian Federation 7.00% 8/16/20233,6	RUB430,300	1,984
0.23%	Russian Federation 7.65% 4/10/20303	316,110	1,371
			3,355

Brazilian reais	Brazil (Federative Republic of) 6.00% 8/15/20244	BRL13,461	2,531
0.21%	Brazil (Federative Republic of) 10.00% 1/1/2025	3,300	598

			3,129

South African rand	South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR30,120	1,581
0.20%	South Africa (Republic of), Series R-2048, 8.75% 2/28/2048	30,850	1,420

			3,001

Dominican pesos	Dominican Republic 8.90% 2/15/2023	DOP128,000	2,271
0.15%

Malaysian	Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR10,588	2,222
ringgits

0.15%

Ukrainian hryvnia	Ukraine 15.97% 4/19/20236	UAH78,370	1,592
0.11%

Indian rupees	India (Republic of) 5.15% 11/9/2025	INR96,010	1,102
0.08%

American Funds Insurance Series    209

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Romanian leu	Romania 4.75% 2/24/2025	RON5,000	$1,038
0.07%

Polish zloty	Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN4,900	879
0.06%

Norwegian kroner	Norway (Kingdom of) 2.125% 5/18/2032	NOK6,615	619
0.04%

U.S. dollars	1375209 BC, Ltd. 9.00% 1/30/20287	USD60	59
45.21%	7-Eleven, Inc. 0.95% 2/10/20267	520	456
	7-Eleven, Inc. 1.30% 2/10/20287	2,180	1,810
	7-Eleven, Inc. 1.80% 2/10/20317	2,015	1,544
	ACE INA Holdings, Inc. 3.35% 5/3/2026	195	187
	ACE INA Holdings, Inc. 4.35% 11/3/2045	425	370
	Advisor Group Holdings, LLC 6.25% 3/1/20287	295	272
	AerCap Ireland Capital DAC 2.45% 10/29/2026	2,102	1,841
	Aeropuerto International de Tocume SA 5.125% 8/11/20617	660	542
	Aetna, Inc. 2.80% 6/15/2023	340	336
	AG Merger Sub II, Inc. 10.75% 8/1/20277	256	260
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/20277	103	104
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)1,7	1,225	1,249
	Alabama Power Co. 3.00% 3/15/2052	980	651
	Albertsons Companies, Inc. 4.625% 1/15/20277	125	116
	Albertsons Companies, Inc. 3.50% 3/15/20297	340	286
	Alcoa Nederland Holding BV 4.125% 3/31/20297	75	67
	Allegheny Technologies, Inc. 4.875% 10/1/2029	25	22
	Allegheny Technologies, Inc. 5.125% 10/1/2031	45	40
	Alliant Holdings Intermediate, LLC 6.75% 10/15/20277	280	252
	Alliant Holdings Intermediate, LLC 5.875% 11/1/20297	90	74
	Allied Universal Holdco, LLC 9.75% 7/15/20277	175	153
	Allied Universal Holdco, LLC 6.00% 6/1/20297	300	218
	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/20258,9	570	429
	Altera Infrastructure, LP 8.50% 7/15/20233,6,7	555	104
	Amazon.com, Inc. 1.50% 6/3/2030	2,040	1,644
	American Electric Power Company, Inc. 1.00% 11/1/2025	250	224
	American Express Co. 3.375% 5/3/2024	4,202	4,119
	Amgen, Inc. 2.20% 2/21/2027	445	400
	AmWINS Group, Inc. 4.875% 6/30/20297	220	187
	Anglo American Capital PLC 3.95% 9/10/20507	521	383
	Angola (Republic of) 9.50% 11/12/2025	3,580	3,693
	Anywhere Real Estate Group, LLC 5.75% 1/15/20297	200	152
	Anywhere Real Estate Group, LLC 5.25% 4/15/20307	130	95
	Apple, Inc. 3.35% 8/8/2032	1,600	1,457
	Ardagh Group SA 6.50% Cash 6/30/20277,10	210	146
	Aretec Escrow Issuer, Inc. 7.50% 4/1/20297	180	149
	Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)1	1,921	523
	Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)1	3,025	775
	Asbury Automotive Group, Inc. 5.00% 2/15/20327	55	45
	Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/20298,9	120	106
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/20287	160	157
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/20297	55	49
	AssuredPartners, Inc. 7.00% 8/15/20257	120	116
	AssuredPartners, Inc. 5.625% 1/15/20297	365	301
	AstraZeneca PLC 3.50% 8/17/2023	2,700	2,678
	AT&T, Inc. 3.50% 9/15/2053	2,070	1,406
	Atkore, Inc. 4.25% 6/1/20317	25	21
	Atlantic Aviation FBO, Inc., Term Loan,
	(3-month USD-LIBOR + 2.75%) 7.134% 9/22/20288,9	149	147

210    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Atlantic Aviation FBO, Inc., Term Loan,
(continued)	(3-month USD-LIBOR + 5.75%) 10.134% 9/21/20298,9	USD213	$ 207
	Avantor Funding, Inc. 4.625% 7/15/20287	160	146
	Avantor Funding, Inc. 3.875% 11/1/20297	90	76
	B&G Foods, Inc. 5.25% 4/1/2025	65	57
	B&G Foods, Inc. 5.25% 9/15/2027	220	169
	Ball Corp. 6.875% 3/15/2028	108	111
	Bank of America Corp. 2.456% 10/22/2025
	(3-month USD-LIBOR + 0.87% on 10/22/2024)1	847	801
	Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)1	6,260	5,778
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)1	3,745	3,286
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)1	4,780	3,693
	Bank of Nova Scotia 2.45% 2/2/2032	2,100	1,695
	Barclays Bank PLC 5.304% 8/9/2026
	(1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)1	2,350	2,335
	Barclays Bank PLC 5.501% 8/9/2028
	(1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)1	1,290	1,252
	Bath & Body Works, Inc. 6.625% 10/1/20307	120	113
	Bath & Body Works, Inc. 6.875% 11/1/2035	75	67
	Bausch Health Americas, Inc. 9.25% 4/1/20267	80	56
	Bausch Health Companies, Inc. 5.75% 8/15/20277	140	96
	Bausch Health Companies, Inc. 14.00% 10/15/20307	160	96
	Bausch Health Companies, Inc. 5.25% 2/15/20317	160	78
	Bayer AG 3.375% 10/8/20247	840	812
	Bayer US Finance II, LLC 4.25% 12/15/20257	203	197
	Bayerische Motoren Werke AG 3.90% 4/9/20257	900	881
	Bayerische Motoren Werke AG 4.15% 4/9/20307	900	857
	Beasley Mezzanine Holdings, LLC 8.625% 2/1/20267	30	18
	Becton, Dickinson and Company 4.298% 8/22/2032	320	300
	Berkshire Hathaway Energy Company 2.85% 5/15/2051	300	198
	BIP-V Chinook Holdco, LLC 5.50% 6/15/20317	400	350
	Blue Racer Midstream, LLC 7.625% 12/15/20257	65	65
	BMC Software, Inc. 9.125% 3/1/20267	160	151
	BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/20268,9	25	23
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)1,7	700	572
	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)1,7	1,275	1,000
	Boeing Company 5.15% 5/1/2030	2,855	2,792
	Boeing Company 3.625% 2/1/2031	1,127	990
	Bombardier, Inc. 7.125% 6/15/20267	60	58
	Bombardier, Inc. 6.00% 2/15/20287	65	60
	Bombardier, Inc. 7.45% 5/1/20347	125	126
	Booz Allen Hamilton, Inc. 3.875% 9/1/20287	43	38
	Booz Allen Hamilton, Inc. 4.00% 7/1/20297	132	116
	Boyd Gaming Corp. 4.75% 12/1/2027	120	112
	Boyd Gaming Corp. 4.75% 6/15/20317	45	39
	Boyne USA, Inc. 4.75% 5/15/20297	107	95
	Braskem Netherlands Finance BV 4.50% 1/31/20307	745	635
	British American Tobacco PLC 2.789% 9/6/2024	1,150	1,101
	British American Tobacco PLC 3.215% 9/6/2026	955	882
	British American Tobacco PLC 3.557% 8/15/2027	1,545	1,414
	British American Tobacco PLC 3.462% 9/6/2029	1,150	991
	Broadcom, Inc. 4.00% 4/15/20297	250	228
	Broadcom, Inc. 3.419% 4/15/20337	698	562
	Broadcom, Inc. 3.469% 4/15/20347	48	38
	Broadcom, Inc. 3.137% 11/15/20357	185	137
	Broadcom, Inc. 3.75% 2/15/20517	926	643
	BroadStreet Partners, Inc. 5.875% 4/15/20297	160	136
	BWX Technologies, Inc. 4.125% 4/15/20297	195	171
	Caesars Entertainment, Inc. 6.25% 7/1/20257	35	34
	Caesars Entertainment, Inc. 4.625% 10/15/20297	15	12
	Caesars Resort Collection, LLC 5.75% 7/1/20257	165	162
	California Resources Corp. 7.125% 2/1/20267	100	96

American Funds Insurance Series    211

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Callon Petroleum Co. 7.50% 6/15/20307	USD30	$ 27
(continued)	Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	798	663
	Canadian Pacific Railway, Ltd. 3.10% 12/2/2051	1,378	933
	CAN-PACK SA 3.875% 11/15/20297	90	71
	Carnival Corp. 6.00% 5/1/20297	100	67
	CCO Holdings, LLC 4.75% 3/1/20307	135	117
	CCO Holdings, LLC 4.50% 8/15/20307	255	211
	CCO Holdings, LLC 4.25% 2/1/20317	155	125
	CCO Holdings, LLC 4.50% 6/1/20337	162	125
	CCO Holdings, LLC 4.25% 1/15/20347	70	52
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/20277	125	117
	CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2/15/2028	2,650	2,394
	CDI Escrow Issuer, Inc. 5.75% 4/1/20307	70	63
	CDK Global, Inc. 7.25% 6/15/20297	55	54
	Cedar Fair, LP 5.50% 5/1/20257	120	119
	Centene Corp. 2.45% 7/15/2028	40	34
	Centene Corp. 4.625% 12/15/2029	325	298
	Centene Corp. 2.50% 3/1/2031	155	122
	Central Garden & Pet Co. 4.125% 10/15/2030	74	61
	Central Garden & Pet Co. 4.125% 4/30/20317	110	91
	Charles River Laboratories International, Inc. 4.25% 5/1/20287	35	32
	Charles River Laboratories International, Inc. 4.00% 3/15/20317	70	61
	Cheniere Energy Partners, LP 4.50% 10/1/2029	160	144
	Cheniere Energy Partners, LP 4.00% 3/1/2031	75	64
	Cheniere Energy Partners, LP 3.25% 1/31/2032	56	45
	Chesapeake Energy Corp. 4.875% 4/15/20223	915	21
	Chesapeake Energy Corp. 5.875% 2/1/20297	130	123
	Chesapeake Energy Corp. 6.75% 4/15/20297	30	29
	Ciena Corp. 4.00% 1/31/20307	80	71
	Cigna Corp. 2.375% 3/15/2031	375	308
	Clarivate Science Holdings Corp. 3.875% 7/1/20287	45	39
	Clarivate Science Holdings Corp. 4.875% 7/1/20297	55	47
	Cleveland-Cliffs, Inc. 4.875% 3/1/20317	130	115
	CMS Energy Corp. 3.875% 3/1/2024	100	98
	CMS Energy Corp. 3.00% 5/15/2026	1,200	1,118
	CNX Resources Corp. 7.25% 3/14/20277	240	239
	Coinbase Global, Inc. 3.375% 10/1/20287	55	29
	Coinbase Global, Inc. 3.625% 10/1/20317	85	41
	Colombia (Republic of) 3.875% 4/25/2027	350	311
	Commonwealth Bank of Australia 2.688% 3/11/20317	4,650	3,593
	Compass Diversified Holdings 5.25% 4/15/20297	307	263
	Compass Diversified Holdings 5.00% 1/15/20327	65	52
	Comstock Resources, Inc. 6.75% 3/1/20297	110	99
	Comstock Resources, Inc. 5.875% 1/15/20307	65	56
	Constellation Oil Services Holding SA 4.00% PIK 12/31/202610	1,097	649
	Constellium SE 3.75% 4/15/20297	125	102
	Consumers Energy Co. 3.375% 8/15/2023	345	342
	Consumers Energy Co. 3.60% 8/15/2032	1,600	1,462
	Corebridge Financial, Inc. 3.90% 4/5/20327	748	655
	CoreLogic, Inc. 4.50% 5/1/20287	364	280
	CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/20298,9	65	47
	Corporate Office Properties, LP 2.75% 4/15/2031	1,212	910
	Covanta Holding Corp. 4.875% 12/1/20297	25	21
	Crédit Agricole SA 4.375% 3/17/20257	1,100	1,064
	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)1,7	2,675	2,441
	Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)1,7	1,000	693
	Crestwood Midstream Partners, LP 6.00% 2/1/20297	85	78
	Crestwood Midstream Partners, LP 8.00% 4/1/20297	100	100
	Crown Castle International Corp. 2.50% 7/15/2031	767	620
	CSX Corp. 3.80% 4/15/2050	75	59
	CVR Partners, LP 6.125% 6/15/20287	100	90
	Daimler Trucks Finance North America, LLC 3.65% 4/7/20277	725	679

212    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Danske Bank AS 3.875% 9/12/20237	USD1,675	$1,654
(continued)	Darling Ingredients, Inc. 6.00% 6/15/20307	245	240
	DaVita, Inc. 4.625% 6/1/20307	65	52
	Deluxe Corp. 8.00% 6/1/20297	20	16
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)1	850	751
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)1	1,160	985
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	930	1,166
	Development Bank of Mongolia, LLC 7.25% 10/23/2023	1,980	1,777
	Diamond Foreign Asset Co. 9.00% Cash 4/22/20277,9,10	25	24
	Diamond Foreign Asset Co. 9.00% Cash 4/22/202710	22	21
	Diamond Sports Group, LLC 6.625% 8/15/20277	310	3
	Diebold Nixdorf, Inc. 9.375% 7/15/20257	309	221
	Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/20256,8,9	93	63
	Digital Currency Group, Inc., Term Loan,
	(3-month USD-LIBOR + 7.00%) 8.00% 11/30/20266,8,9	17	15
	Digital Currency Group, Inc., Term Loan, 8.75% 11/30/20266,8	22	18
	DIRECTV Financing, LLC 5.875% 8/15/20277	110	99
	DIRECTV Financing, LLC, Term Loan,
	(3-month USD-LIBOR + 5.00%) 9.384% 8/2/20278,9	102	99
	Discovery Communications, Inc. 3.625% 5/15/2030	468	387
	DISH DBS Corp. 5.25% 12/1/20267	15	13
	DISH Network Corp. 11.75% 11/15/20277	260	268
	Dominican Republic 5.50% 1/27/20257	1,375	1,366
	Dominican Republic 8.625% 4/20/20277	225	235
	Dominican Republic 5.50% 2/22/20297	350	323
	Dominican Republic 6.40% 6/5/20497	813	660
	Duke Energy Progress, LLC 2.00% 8/15/2031	2,360	1,871
	Dun & Bradstreet Corp. 5.00% 12/15/20297	197	169
	Edison International 4.125% 3/15/2028	2,390	2,222
	Edison International 5.00% junior subordinated perpetual bonds
	(5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2049)1	100	84
	Electricité de France SA 4.875% 9/21/20387	795	649
	Empresas Publicas de Medellin ESP 4.25% 7/18/20297	1,030	819
	Enbridge, Inc. 4.00% 10/1/2023	600	595
	Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/20297	205	156
	Enel Finance International SA 1.375% 7/12/20267	1,248	1,077
	Enel Finance International SA 1.875% 7/12/20287	1,227	977
	Entegris Escrow Corp. 4.75% 4/15/20297	45	41
	Entergy Corp. 0.90% 9/15/2025	750	669
	Entergy Louisiana, LLC 4.75% 9/15/2052	1,275	1,151
	EQM Midstream Partners, LP 6.50% 7/1/20277	225	215
	EQM Midstream Partners, LP 7.50% 6/1/20307	45	43
	EQM Midstream Partners, LP 6.50% 7/15/2048	40	30
	EQT Corp. 7.25% 2/1/20301	40	42
	Equinix, Inc. 1.80% 7/15/2027	1,145	982
	Equinix, Inc. 2.15% 7/15/2030	3,216	2,566
	Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024	3,910	2,457
	Fair Isaac Corp. 4.00% 6/15/20287	120	109
	Fannie Mae Pool #MA2754 3.00% 9/1/20265	59	57
	Fannie Mae Pool #AO4151 3.50% 6/1/20425	108	101
	Fannie Mae Pool #AP7888 3.50% 10/1/20425	338	316
	Fannie Mae Pool #AQ0770 3.50% 11/1/20425	131	123
	Fannie Mae Pool #FM8399 2.50% 8/1/20515	889	759
	Fannie Mae Pool #BT9589 2.50% 8/1/20515	34	29
	Fannie Mae Pool #CB1552 2.50% 9/1/20515	998	848
	Fannie Mae Pool #BQ7435 2.50% 9/1/20515	97	83
	Fannie Mae Pool #MA4414 2.50% 9/1/20515	33	28
	Fannie Mae Pool #FS0031 2.50% 10/1/20515	336	284
	Fannie Mae Pool #BT3056 2.50% 11/1/20515	721	613
	Fannie Mae Pool #CB2402 2.50% 12/1/20515	3,207	2,718
	Fannie Mae Pool #BU3413 2.50% 12/1/20515	807	685
	Fannie Mae Pool #BU3058 2.50% 12/1/20515	268	227

American Funds Insurance Series    213

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Fannie Mae Pool #BV2930 2.50% 1/1/20525	USD998	$ 846
(continued)	Fannie Mae Pool #BU8226 2.50% 2/1/20525	1,260	1,070
	Fannie Mae Pool #BU1339 2.50% 2/1/20525	275	234
	Fannie Mae Pool #BV0307 2.50% 2/1/20525	273	232
	Fannie Mae Pool #BQ7473 2.50% 2/1/20525	158	134
	Fannie Mae Pool #CB2866 2.50% 2/1/20525	95	81
	Fannie Mae Pool #BV2189 2.50% 2/1/20525	62	53
	Fannie Mae Pool #CB2876 2.50% 2/1/20525	31	27
	Fannie Mae Pool #CB2809 2.50% 2/1/20525	32	27
	Fannie Mae Pool #BV3694 2.50% 2/1/20525	32	27
	Fannie Mae Pool #FS0647 3.00% 2/1/20525	2,865	2,557
	Fannie Mae Pool #BV4040 2.50% 3/1/20525	1,645	1,398
	Fannie Mae Pool #BV7520 2.50% 3/1/20525	864	734
	Fannie Mae Pool #BV8086 2.50% 3/1/20525	809	690
	Fannie Mae Pool #BU6885 2.50% 3/1/20525	808	686
	Fannie Mae Pool #BV5642 2.50% 3/1/20525	94	80
	Fannie Mae Pool #MA4578 2.50% 4/1/20525	4,881	4,140
	Fannie Mae Pool #BV5332 2.50% 4/1/20525	1,929	1,638
	Fannie Mae Pool #BQ7478 2.50% 4/1/20525	1,222	1,038
	Fannie Mae Pool #CB3350 2.50% 4/1/20525	1,011	859
	Fannie Mae Pool #BU8802 2.50% 4/1/20525	998	848
	Fannie Mae Pool #BU8916 2.50% 4/1/20525	785	666
	Fannie Mae Pool #BU6901 2.50% 4/1/20525	91	77
	Fannie Mae Pool #MA4600 3.50% 5/1/20525	2,782	2,531
	Fannie Mae Pool #BV8959 2.50% 6/1/20525	127	108
	Fannie Mae Pool #FS2239 2.50% 7/1/20525	6,973	5,920
	Fannie Mae Pool #FS2555 4.50% 7/1/20525	1,105	1,065
	Fannie Mae Pool #BW6395 4.50% 8/1/20525	999	963
	Fannie Mae Pool #BW5789 4.50% 8/1/20525	371	357
	Fannie Mae Pool #BW1201 5.00% 9/1/20525	2,820	2,783
	Fannie Mae Pool #MA4761 5.00% 9/1/20525	524	517
	Fannie Mae Pool #MA4784 4.50% 10/1/20525	2,209	2,128
	Fannie Mae Pool #MA4785 5.00% 10/1/20525	1,300	1,283
	Fannie Mae Pool #MA4804 4.00% 11/1/20525	854	802
	Fannie Mae Pool #MA4839 4.00% 12/1/20525	442	415
	Fannie Mae Pool #MA4841 5.00% 12/1/20525	3,000	2,961
	Fannie Mae Pool #MA4866 4.00% 1/1/20535	238	223
	Fannie Mae Pool #MA4868 5.00% 1/1/20535	1,000	987
	Fertitta Entertainment, Inc. 4.625% 1/15/20297	25	21
	Fertitta Entertainment, Inc. 6.75% 1/15/20307	25	20
	First Quantum Minerals, Ltd. 6.875% 3/1/20267	325	308
	First Quantum Minerals, Ltd. 6.875% 10/15/20277	240	226
	First Student Bidco, Inc. 4.00% 7/31/20297	85	70
	FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)1	1,800	1,678
	FirstEnergy Transmission, LLC 2.866% 9/15/20287	2,325	2,033
	Florida Power & Light Company 2.875% 12/4/2051	1,465	990
	Ford Motor Co. 3.25% 2/12/2032	20	15
	Ford Motor Credit Company, LLC 3.81% 1/9/2024	290	282
	Ford Motor Credit Company, LLC 2.90% 2/16/2028	200	165
	Ford Motor Credit Company, LLC 4.00% 11/13/2030	125	103
	Freddie Mac Pool #ZS8588 3.00% 11/1/20305	47	45
	Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/20335	3,975	3,742
	Freddie Mac Pool #QC7173 2.50% 9/1/20515	132	112
	Freddie Mac Pool #QC9156 2.50% 10/1/20515	866	736
	Freddie Mac Pool #QD1523 2.50% 11/1/20515	757	643
	Freddie Mac Pool #QD2521 2.50% 12/1/20515	67	57
	Freddie Mac Pool #SD0853 2.50% 1/1/20525	885	750
	Freddie Mac Pool #QD9066 2.50% 2/1/20525	210	179
	Freddie Mac Pool #QD7063 2.50% 2/1/20525	95	81
	Freddie Mac Pool #QD9879 2.50% 3/1/20525	730	619
	Freddie Mac Pool #QD9460 2.50% 3/1/20525	663	562
	Freddie Mac Pool #RA6959 2.50% 3/1/20525	27	23

214    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Freddie Mac Pool #QD9200 2.50% 4/1/20525	USD919	$ 780
(continued)	Freddie Mac Pool #QE0323 2.50% 4/1/20525	900	765
	Freddie Mac Pool #QE2310 2.50% 4/1/20525	840	713
	Freddie Mac Pool #QE4383 4.00% 6/1/20525	3,563	3,345
	Freddie Mac Pool #QE6084 5.00% 7/1/20525	1,276	1,260
	Freddie Mac Pool #QE8063 4.00% 8/1/20525	300	282
	Freddie Mac Pool #QE8065 4.50% 8/1/20525	3,700	3,565
	Freddie Mac Pool #QF0152 4.50% 9/1/20525	500	482
	Freddie Mac Pool #QF1489 4.00% 10/1/20525	1,000	939
	Freddie Mac Pool #SD8256 4.00% 10/1/20525	400	376
	Freddie Mac Pool #SD8257 4.50% 10/1/20525	8,419	8,111
	Freddie Mac Pool #QF0866 4.50% 10/1/20525	2,226	2,151
	Freddie Mac Pool #QF1486 4.50% 10/1/20525	400	385
	Freddie Mac Pool #QF3304 5.00% 10/1/20525	800	790
	Freddie Mac Pool #SD8264 3.50% 11/1/20525	4,668	4,246
	Freddie Mac Pool #QF3985 4.00% 11/1/20525	308	290
	Freddie Mac Pool #SD8275 4.50% 12/1/20525	598	576
	Freddie Mac Pool #SD8276 5.00% 12/1/20525	4,753	4,692
	Freddie Mac Pool #SD8288 5.00% 1/1/20535	507	501
	Frontier Communications Corp. 5.875% 10/15/20277	100	93
	Frontier Communications Corp. 5.00% 5/1/20287	65	57
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	250	194
	FS Energy and Power Fund 7.50% 8/15/20237	150	150
	FXI Holdings, Inc. 12.25% 11/15/20267	497	412
	Gartner, Inc. 3.75% 10/1/20307	70	60
	General Motors Financial Co. 1.05% 3/8/2024	725	689
	Genesis Energy, LP 8.00% 1/15/2027	125	118
	Georgia (Republic of) 2.75% 4/22/20267	400	363
	GoDaddy Operating Co. 3.50% 3/1/20297	80	67
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)1	1,080	933
	Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)1	726	565
	Government National Mortgage Assn. 3.50% 1/1/20535,11	7,440	6,837
	Gray Escrow II, Inc. 5.375% 11/15/20317	30	22
	Group 1 Automotive, Inc. 4.00% 8/15/20287	145	123
	Groupe BPCE SA 5.15% 7/21/20247	1,800	1,763
	Grupo Energia Bogota SA ESP 4.875% 5/15/20307	660	593
	Hanesbrands, Inc. 4.625% 5/15/20247	120	116
	Hanesbrands, Inc. 4.875% 5/15/20267	100	90
	Harsco Corp. 5.75% 7/31/20277	200	158
	Harvest Midstream I, LP 7.50% 9/1/20287	25	24
	HCA, Inc. 5.625% 9/1/2028	120	120
	HealthEquity, Inc. 4.50% 10/1/20297	30	26
	Hess Midstream Operations, LP 5.50% 10/15/20307	34	31
	Hightower Holding, LLC 6.75% 4/15/20297	235	198
	Hilcorp Energy I, LP 6.00% 4/15/20307	105	94
	Hilcorp Energy I, LP 6.00% 2/1/20317	115	100
	Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030	25	23
	Hilton Worldwide Holdings, Inc. 4.00% 5/1/20317	155	130
	Honduras (Republic of) 6.25% 1/19/2027	2,083	1,843
	Honduras (Republic of) 5.625% 6/24/2030	958	773
	Howard Hughes Corp. 5.375% 8/1/20287	275	248
	Howard Hughes Corp. 4.125% 2/1/20297	195	164
	Howard Hughes Corp. 4.375% 2/1/20317	120	97
	Howard Midstream Energy Partners, LLC 6.75% 1/15/20277	60	58
	HSBC Holdings PLC 2.633% 11/7/2025
	(3-month USD-LIBOR + 1.14% on 11/7/2024)1	305	287
	HSBC Holdings PLC 4.292% 9/12/2026
	(3-month USD-LIBOR + 1.348% on 9/12/2025)1	4,172	3,995
	HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)1	921	706
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/20239	3,326	3,316
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/20259	363	342
	Huarong Finance II Co., Ltd. 5.50% 1/16/2025	880	835

American Funds Insurance Series    215

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD1,007	$ 931
(continued)	HUB International, Ltd. 7.00% 5/1/20267	315	309
	Hyundai Capital America 0.875% 6/14/20247	1,200	1,120
	Hyundai Capital America 1.50% 6/15/20267	2,375	2,061
	Hyundai Capital America 1.65% 9/17/20267	269	237
	Hyundai Capital America 2.00% 6/15/20287	600	490
	Hyundai Capital Services, Inc. 3.75% 3/5/20237	2,450	2,442
	iHeartCommunications, Inc. 5.25% 8/15/20277	80	68
	Ingles Markets, Inc. 4.00% 6/15/20317	140	118
	Intesa Sanpaolo SpA 5.017% 6/26/20247	3,270	3,145
	Intesa Sanpaolo SpA 7.00% 11/21/20257	225	230
	Iraq (Republic of) 6.752% 3/9/20237	545	539
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/20327	55	46
	Iron Mountain, Inc. 5.25% 7/15/20307	235	205
	Israel (State of) 3.375% 1/15/2050	1,470	1,136
	Israel (State of) 3.875% 7/3/2050	795	672
	Jacobs Entertainment, Inc. 6.75% 2/15/20297	25	23
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)1	45	43
	Kantar Group, LLC, Term Loan B2,
	(3-month USD-LIBOR + 4.50%) 9.23% 12/4/20268,9	64	60
	KB Home 6.875% 6/15/2027	50	50
	Keb Hana Bank 3.25% 3/30/20277	1,370	1,278
	Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029	110	87
	Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030	245	187
	Kinetik Holdings, LP 5.875% 6/15/20307	50	47
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/20267	85	74
	Kronos Acquisition Holdings, Inc. 7.00% 12/31/20277	140	115
	LABL Escrow Issuer, LLC 10.50% 7/15/20277	45	42
	Lamar Media Corp. 3.75% 2/15/2028	135	121
	Lamar Media Corp. 3.625% 1/15/2031	160	132
	Lamb Weston Holdings, Inc. 4.125% 1/31/20307	200	177
	Lamb Weston Holdings, Inc. 4.375% 1/31/20327	60	53
	Las Vegas Sands Corp. 3.20% 8/8/2024	25	24
	LCM Investments Holdings II, LLC 4.875% 5/1/20297	110	88
	Level 3 Financing, Inc. 3.75% 7/15/20297	210	151
	Levi Strauss & Co. 3.50% 3/1/20317	115	91
	Ligado Networks, LLC 15.50% PIK 11/1/20237,10	124	40
	Lindblad Expeditions, LLC 6.75% 2/15/20277	5	5
	Lithia Motors, Inc. 4.625% 12/15/20277	120	108
	Live Nation Entertainment, Inc. 4.75% 10/15/20277	130	116
	Lloyds Banking Group PLC 1.627% 5/11/2027
	(1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)1	7,000	6,067
	LPL Holdings, Inc. 4.625% 11/15/20277	485	454
	LPL Holdings, Inc. 4.00% 3/15/20297	25	22
	LSB Industries, Inc. 6.25% 10/15/20287	126	115
	LSC Communications, Inc. 8.75% 10/15/20233,6,7	431	1
	Mallinckrodt PLC 10.00% 4/15/20257	440	379
	Marriott International, Inc. 2.75% 10/15/2033	5	4
	Mastercard, Inc. 2.00% 11/18/2031	600	483
	Match Group, Inc. 5.625% 2/15/20297	130	121
	Meituan Dianping 2.125% 10/28/2025	1,730	1,532
	Meituan Dianping 3.05% 10/28/20307	3,095	2,390
	Methanex Corp. 5.125% 10/15/2027	55	51
	Methanex Corp. 5.25% 12/15/2029	170	151
	Mexico City Airport Trust 5.50% 7/31/2047	432	334
	MGM Resorts International 5.50% 4/15/2027	90	84
	Midas OpCo Holdings, LLC 5.625% 8/15/20297	145	120
	Mileage Plus Holdings, LLC 6.50% 6/20/20277	63	63
	Mineral Resources, Ltd. 8.00% 11/1/20277	155	159
	Mineral Resources, Ltd. 8.50% 5/1/20307	25	25
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/20277	3,236	2,937
	Mohegan Gaming & Entertainment 8.00% 2/1/20267	105	98

216    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Molina Healthcare, Inc. 4.375% 6/15/20287	USD80	$ 73
(continued)	Molina Healthcare, Inc. 3.875% 11/15/20307	75	64
	MoneyGram International, Inc. 5.375% 8/1/20267	50	51
	Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)1	2,164	1,901
	Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)1	1,396	1,057
	Mozart Debt Merger Sub, Inc. 5.25% 10/1/20297	155	123
	MSCI, Inc. 3.875% 2/15/20317	215	179
	MSCI, Inc. 3.625% 11/1/20317	350	290
	Murphy Oil Corp. 5.625% 5/1/2027	15	15
	Murphy Oil USA, Inc. 4.75% 9/15/2029	48	44
	Nabors Industries, Inc. 7.375% 5/15/20277	55	53
	National Financial Partners Corp. 6.875% 8/15/20287	105	87
	Nationstar Mortgage Holdings, Inc. 5.125% 12/15/20307	135	104
	Navient Corp. 5.00% 3/15/2027	45	39
	Navient Corp. 4.875% 3/15/2028	145	119
	NCL Corp., Ltd. 5.875% 2/15/20277	80	69
	NCR Corp. 5.25% 10/1/20307	15	12
	Neiman Marcus Group, LLC 7.125% 4/1/20267	85	80
	Netflix, Inc. 4.875% 4/15/2028	45	44
	Netflix, Inc. 4.875% 6/15/20307	225	210
	New Fortress Energy, Inc. 6.75% 9/15/20257	50	47
	New Fortress Energy, Inc. 6.50% 9/30/20267	255	237
	New York Life Global Funding 1.20% 8/7/20307	2,725	2,094
	Newell Rubbermaid, Inc. 4.70% 4/1/2026	80	75
	Nexstar Broadcasting, Inc. 4.75% 11/1/20287	255	221
	Nexstar Escrow Corp. 5.625% 7/15/20277	115	106
	NGL Energy Operating, LLC 7.50% 2/1/20267	215	192
	NGL Energy Partners, LP 7.50% 11/1/2023	200	195
	Niagara Mohawk Power Corp. 3.508% 10/1/20247	180	173
	Northern Oil and Gas, Inc. 8.125% 3/1/20287	335	322
	NorthRiver Midstream Finance, LP 5.625% 2/15/20267	105	100
	NortonLifeLock, Inc. 7.125% 9/30/20307	160	157
	Nova Chemicals Corp. 5.25% 6/1/20277	20	18
	Novelis Corp. 4.75% 1/30/20307	80	71
	Novelis Corp. 3.875% 8/15/20317	20	16
	NuStar Logistics, LP 5.625% 4/28/2027	80	75
	Oasis Petroleum, Inc. 6.375% 6/1/20267	35	34
	Occidental Petroleum Corp. 6.375% 9/1/2028	194	196
	Occidental Petroleum Corp. 8.875% 7/15/2030	25	28
	Occidental Petroleum Corp. 6.625% 9/1/2030	125	129
	Occidental Petroleum Corp. 6.125% 1/1/2031	65	66
	Occidental Petroleum Corp. 6.45% 9/15/2036	18	18
	Occidental Petroleum Corp. 6.60% 3/15/2046	15	15
	State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds
	(Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	1,410	1,008
	Oleoducto Central SA 4.00% 7/14/20277	2,535	2,241
	Oleoducto Central SA 4.00% 7/14/2027	630	557
	Open Text Corp. 3.875% 2/15/20287	25	22
	Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/20298,9	155	151
	Option Care Health, Inc. 4.375% 10/31/20297	25	22
	Oracle Corp. 2.65% 7/15/2026	2,327	2,142
	Oracle Corp. 3.25% 11/15/2027	1,880	1,730
	Oracle Corp. 3.60% 4/1/2050	980	664
	Oracle Corp. 3.95% 3/25/2051	22	16
	Orange SA 9.00% 3/1/20311	2,434	2,985
	Oxford Finance, LLC 6.375% 2/1/20277	30	28
	Pacific Gas and Electric Co. 4.65% 8/1/2028	542	499
	Pacific Gas and Electric Co. 3.30% 8/1/2040	6,850	4,661
	Panama (Republic of) 3.75% 4/17/20267	465	439
	Panther BF Aggregator 2, LP 6.25% 5/15/20267	44	43
	Panther BF Aggregator 2, LP 8.50% 5/15/20277	85	83
	Park Intermediate Holdings, LLC 4.875% 5/15/20297	65	55

American Funds Insurance Series    217

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	Party City Holdings, Inc. 8.75% 2/15/20267	USD5	$1
(continued)	Performance Food Group, Inc. 5.50% 10/15/20277	11	10
	Peru (Republic of) 2.392% 1/23/2026	500	461
	Petrobras Global Finance Co. 6.75% 6/3/2050	29	25
	Petrobras Global Finance Co. 5.50% 6/10/2051	21	16
	Petróleos Mexicanos 4.625% 9/21/2023	714	704
	Petróleos Mexicanos 6.875% 10/16/2025	660	647
	Petróleos Mexicanos 6.875% 8/4/2026	865	819
	Petróleos Mexicanos 6.49% 1/23/2027	406	371
	Petróleos Mexicanos 6.50% 3/13/2027	1,493	1,365
	Petróleos Mexicanos 6.84% 1/23/2030	681	564
	Petróleos Mexicanos 6.70% 2/16/2032	779	613
	Petróleos Mexicanos 6.75% 9/21/2047	346	222
	Petróleos Mexicanos 7.69% 1/23/2050	55	38
	Petróleos Mexicanos 6.95% 1/28/2060	201	128
	PG&E Corp. 5.00% 7/1/2028	145	133
	PG&E Corp. 5.25% 7/1/2030	175	160
	PGT Innovations, Inc. 4.375% 10/1/20297	5	4
	Philip Morris International, Inc. 5.125% 11/17/2027	315	318
	Philip Morris International, Inc. 5.625% 11/17/2029	420	427
	Philip Morris International, Inc. 2.10% 5/1/2030	634	514
	Philip Morris International, Inc. 5.75% 11/17/2032	1,554	1,589
	Picard Midco, Inc. 6.50% 3/31/20297	235	198
	Post Holdings, Inc. 5.625% 1/15/20287	85	80
	Post Holdings, Inc. 5.50% 12/15/20297	80	73
	Post Holdings, Inc. 4.625% 4/15/20307	444	384
	Procter & Gamble Company 3.00% 3/25/2030	338	310
	PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023	960	963
	PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/20307	500	477
	Qatar Petroleum 3.125% 7/12/20417	2,895	2,235
	Radiology Partners, Inc. 9.25% 2/1/20287	245	138
	Radiology Partners, Inc., Term Loan,
	(3-month USD-LIBOR + 4.25%) 8.639% 7/9/20258,9	10	8
	Range Resources Corp. 4.75% 2/15/20307	145	128
	Raptor Acquisition Corp. 4.875% 11/1/20267	180	160
	Real Hero Merger Sub 2, Inc. 6.25% 2/1/20297	25	17
	RLJ Lodging Trust, LP 4.00% 9/15/20297	25	20
	Roller Bearing Company of America, Inc. 4.375% 10/15/20297	20	17
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/20257	57	61
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/20277	40	32
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/20297	160	165
	RP Escrow Issuer, LLC 5.25% 12/15/20257	190	145
	Russian Federation 4.25% 6/23/20273	1,400	602
	Ryan Specialty Group, LLC 4.375% 2/1/20307	45	39
	Sabre GLBL, Inc. 11.25% 12/15/20277	75	77
	Sally Holdings, LLC 5.625% 12/1/2025	48	46
	Santander Holdings USA, Inc. 3.244% 10/5/2026	3,750	3,485
	Scentre Group 3.50% 2/12/20257	210	201
	Scentre Group 3.75% 3/23/20277	110	101
	Scientific Games Corp. 7.00% 5/15/20287	20	19
	Scientific Games Holdings, LP 6.625% 3/1/20307	46	39
	SCIH Salt Holdings, Inc. 4.875% 5/1/20287	115	99
	Scotts Miracle-Gro Co. 4.50% 10/15/2029	140	114
	Scotts Miracle-Gro Co. 4.375% 2/1/2032	55	42
	Sealed Air Corp. 5.00% 4/15/20297	40	38
	ServiceNow, Inc. 1.40% 9/1/2030	1,830	1,404
	Silgan Holdings, Inc. 4.125% 2/1/2028	80	74
	Simmons Foods, Inc. 4.625% 3/1/20297	160	130
	Singapore Airlines, Ltd. 3.375% 1/19/2029	3,710	3,353
	Sirius XM Radio, Inc. 4.00% 7/15/20287	195	170
	Sirius XM Radio, Inc. 3.875% 9/1/20317	170	133
	SkyMiles IP, Ltd. 4.75% 10/20/20287	25	24

218    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	SM Energy Co. 5.625% 6/1/2025	USD55	$53
(continued)	SM Energy Co. 6.50% 7/15/2028	45	43
	Sonic Automotive, Inc. 4.625% 11/15/20297	45	36
	Sonic Automotive, Inc. 4.875% 11/15/20317	20	16
	Southern California Edison Co. 2.85% 8/1/2029	200	174
	Southwestern Energy Co. 5.95% 1/23/20251	110	108
	Southwestern Energy Co. 7.75% 10/1/2027	20	20
	Southwestern Energy Co. 8.375% 9/15/2028	30	31
	Southwestern Energy Co. 5.375% 3/15/2030	135	123
	Southwestern Energy Co. 4.75% 2/1/2032	105	90
	Spirit AeroSystems, Inc. 9.375% 11/30/20297	17	18
	Sprint Corp. 7.625% 3/1/2026	130	137
	Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/20233	2,890	917
	Stellantis Finance US, Inc. 1.711% 1/29/20277	1,500	1,289
	Stellantis Finance US, Inc. 5.625% 1/12/20287	2,560	2,539
	Stellantis Finance US, Inc. 2.691% 9/15/20317	453	347
	Stericycle, Inc. 3.875% 1/15/20297	110	96
	Studio City Finance, Ltd. 6.00% 7/15/20257	200	174
	Sunoco, LP 4.50% 5/15/2029	290	254
	Sunoco, LP 4.50% 4/30/2030	35	30
	Surgery Center Holdings 10.00% 4/15/20277	103	105
	SVB Financial Group 4.70% junior subordinated perpetual bonds
	(5-year UST Yield Curve Rate T Note Constant Maturity +
	3.064% on 11/15/2031)1	12	8
	Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049
	(5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)1,7	800	740
	Talen Energy Corp. 7.25% 5/15/20277	205	213
	Tencent Holdings, Ltd. 3.24% 6/3/20507	3,450	2,188
	Tenet Healthcare Corp. 4.875% 1/1/20267	245	232
	Tenet Healthcare Corp. 6.125% 10/1/20287	25	22
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	4,600	4,518
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	3,710	3,695
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	110	96
	State of Texas, Grand Parkway Transportation Corp.,
	Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	1,780	1,266
	Thermo Fisher Scientific, Inc. 4.80% 11/21/2027	630	633
	Tibco Software, Inc., Term Loan A,
	(3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/20288,9	245	218
	T-Mobile US, Inc. 2.40% 3/15/2029	1,079	913
	Toyota Motor Credit Corp. 3.375% 4/1/2030	453	412
	TransDigm, Inc. 6.25% 3/15/20267	65	64
	TransDigm, Inc. 5.50% 11/15/2027	35	33
	TransDigm, Inc. 4.875% 5/1/2029	80	70
	Transocean Guardian, Ltd. 5.875% 1/15/20247	10	10
	Transocean Poseidon, Ltd. 6.875% 2/1/20277	66	64
	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/20336,7	100	88
	Triumph Group, Inc. 6.25% 9/15/20247	35	33
	U.S. Treasury 0.125% 1/31/2023	12,320	12,282
	U.S. Treasury 2.625% 2/28/2023	6,900	6,882
	U.S. Treasury 1.875% 8/31/2024	4,515	4,320
	U.S. Treasury 3.25% 8/31/2024	1,065	1,043
	U.S. Treasury 0.25% 8/31/2025	20,534	18,475
	U.S. Treasury 2.875% 11/30/2025	5,400	5,198
	U.S. Treasury 4.00% 12/15/2025	1,992	1,980
	U.S. Treasury 0.375% 1/31/2026	14,610	13,004
	U.S. Treasury 0.75% 8/31/2026	4,361	3,862
	U.S. Treasury 0.875% 9/30/2026	11,098	9,858
	U.S. Treasury 1.125% 10/31/2026	1,698	1,519
	U.S. Treasury 2.50% 3/31/2027	9,560	8,975
	U.S. Treasury 3.875% 11/30/2027	105,639	105,067
	U.S. Treasury 1.625% 8/15/2029	10,760	9,336
	U.S. Treasury 1.375% 11/15/203112	25,783	20,999

American Funds Insurance Series    219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. dollars	U.S. Treasury 1.875% 2/15/2032	USD2,000	$ 1,696
(continued)	U.S. Treasury 4.125% 11/15/2032	1,169	1,192
	U.S. Treasury 1.125% 5/15/2040	9,170	5,754
	U.S. Treasury 1.875% 2/15/204112	18,740	13,274
	U.S. Treasury 1.75% 8/15/2041	6,050	4,151
	U.S. Treasury 2.375% 2/15/2042	2,872	2,195
	U.S. Treasury 3.00% 8/15/2048	5,045	4,164
	U.S. Treasury 2.00% 8/15/2051	5,755	3,788
	U.S. Treasury 3.00% 8/15/205212	29,749	24,666
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/20514	3,239	2,089
	UBS Group AG 1.008% 7/30/2024
	(5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)1,7	1,950	1,897
	UBS Group AG 4.49% 8/5/2025
	(1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)1,7	2,265	2,228
	UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/20278,9	75	69
	Ukraine 7.75% 9/1/20243	6,210	1,544
	Ukraine 7.75% 9/1/20263	1,570	338
	Ukraine 6.876% 5/21/20313	1,269	244
	Uniform Mortgage-Backed Security 5.00% 1/1/20535,11	2,100	2,070
	Uniform Mortgage-Backed Security 5.50% 1/1/20535,11	10,300	10,329
	Unisys Corp. 6.875% 11/1/20277	35	27
	United Natural Foods, Inc. 6.75% 10/15/20287	235	226
	United Rentals, Inc. 4.875% 1/15/2028	30	29
	United Rentals, Inc. 6.00% 12/15/20297	315	314
	Univision Communications, Inc. 4.50% 5/1/20297	240	201
	Univision Communications, Inc. 7.375% 6/30/20307	145	139
	US Foods, Inc. 4.625% 6/1/20307	35	31
	Vail Resorts, Inc. 6.25% 5/15/20257	120	120
	Valeant Pharmaceuticals International, Inc. 5.50% 11/1/20257	75	64
	Valvoline, Inc. 3.625% 6/15/20317	85	70
	Venator Finance SARL 9.50% 7/1/20257	185	134
	Venator Finance SARL 5.75% 7/15/20257	140	48
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/20297	35	31
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/20317	125	107
	Venture Global Calcasieu Pass, LLC 3.875% 11/1/20337	65	53
	Verizon Communications, Inc. 3.15% 3/22/2030	575	508
	Verizon Communications, Inc. 2.55% 3/21/2031	2,100	1,732
	VICI Properties, LP 4.375% 5/15/2025	1,563	1,520
	VICI Properties, LP 4.625% 12/1/20297	15	14
	VICI Properties, LP 4.125% 8/15/20307	420	368
	VZ Secured Financing BV 5.00% 1/15/20327	200	163
	W. R. Grace Holdings, LLC 5.625% 8/15/20297	20	16
	Warner Music Group 3.75% 12/1/20297	125	108
	Warner Music Group 3.875% 7/15/20307	135	117
	Warner Music Group 3.00% 2/15/20317	80	64
	WarnerMedia Holdings, Inc. 4.279% 3/15/20327	917	758
	WarnerMedia Holdings, Inc. 5.05% 3/15/20427	1,928	1,482
	Warrior Met Coal, Inc. 7.875% 12/1/20287	140	138
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/20267	320	302
	WEA Finance, LLC 3.75% 9/17/20247	535	506
	Weatherford International, Ltd. 11.00% 12/1/20247	5	5
	Weatherford International, Ltd. 6.50% 9/15/20287	65	64
	Weatherford International, Ltd. 8.625% 4/30/20307	65	63
	Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)1	5,788	5,370
	Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)1	1,600	1,363
	WESCO Distribution, Inc. 7.125% 6/15/20257	180	183
	WESCO Distribution, Inc. 7.25% 6/15/20287	245	249
	Western Global Airlines, LLC 10.375% 8/15/20257	15	11
	Western Midstream Operating, LP 3.35% 2/1/20251	85	81
	Western Midstream Operating, LP 4.75% 8/15/2028	65	59
	Western Midstream Operating, LP 5.50% 2/1/20501	25	21

220    American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)			Principal amount	Value
			(000)	(000)

U.S. dollars	Westpac Banking Corp. 2.894% 2/4/2030
(continued)	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)1		USD1,250	$1,147
	WeWork Companies, LLC 5.00% 7/10/20257		50	17
	Wyndham Destinations, Inc. 6.625% 7/31/20267		65	64
	Wynn Las Vegas, LLC 4.25% 5/30/20237		38	38
	Wynn Resorts Finance, LLC 7.75% 4/15/20257		180	179
	Yahoo Holdings, Inc., Term Loan B,
	(1-month USD-LIBOR + 5.50%) 9.884% 9/1/20278,9		110	100
	Ziggo Bond Co. BV 5.125% 2/28/20307		200	162
	Ziggo Bond Finance BV 4.875% 1/15/20307		300	252
				669,959
	Total bonds, notes & other debt instruments (cost: $1,515,444,000)
				1,337,877
Investment funds 3.29%			Shares

U.S. dollars	Capital Group Central Corporate Bond Fund13		5,972,524	48,676
3.29%	Total investment funds (cost: $47,079,000)
				48,676

Preferred securities 0.00%

U.S. dollars	ACR III LSC Holdings, LLC, Series B, preferred shares6,7,14		48	20
0.00%	Total preferred securities (cost: $49,000)
				20

Common stocks 0.01%

U.S. dollars	Constellation Oil Services Holding SA, Class B-16,14		1,214,969	134
0.01%	Bighorn Permian Resources, LLC6		531	—15
	Total common stocks (cost: $0)			134
		Weighted

Short-term securities 6.79%		average yield	Principal amount
		at acquisition	(000)

Commercial paper 6.78%

	DNB Bank ASA 3/2/20237	4.273%	USD35,000	34,740
	NRW.Bank 2/6/20237	4.192	31,100	30,957
	Oesterreich Kontrollbank 2/21/2023	4.245	35,000	34,773

				100,470
			Shares

Money market investments 0.01%

	Capital Group Central Cash Fund 4.31%13,16		1,674	167
	Total short-term securities (cost: $100,664,000)			100,637
	Total investment securities 100.37% (cost: $1,663,236,000)
				1,487,344
	Other assets less liabilities (0.37)%			(5,450)
	Net assets 100.00%
				$1,481,894

American Funds Insurance Series    221

Capital World Bond Fund (continued)

Futures contracts

								Value and
								unrealized
								(depreciation)
							Notional	appreciation
					Number of		amount	at 12/31/2022
Contracts				Type	contracts	Expiration	(000)	(000)

2 Year Euro-Schatz Futures				Long	60	March 2023	USD6,771	$(87)
2 Year U.S. Treasury Note Futures				Long	130	March 2023	26,660	31
5 Year Euro-Bobl Futures				Long	236	March 2023	29,242	(987)
5 Year U.S. Treasury Note Futures				Long	1,196	March 2023	129,084	(139)
10 Year Euro-Bund Futures				Long	95	March 2023	13,518	(880)
10 Year Italy Government Bond Futures				Long	71	March 2023	8,278	(663)
10 Year Japanese Government Bond Futures				Long	9	March 2023	9,975	(41)
10 Year U.S. Treasury Note Futures				Long	328	March 2023	36,833	(201)
10 Year Ultra U.S. Treasury Note Futures				Short	175	March 2023	(20,699)	123
10 Year UK Gilt Futures				Short	44	March 2023	(5,314)	335
20 Year U.S. Treasury Bond Futures				Long	65	March 2023	8,147	(131)
30 Year Euro-Buxl Futures				Long	57	March 2023	8,252	(1,530)
30 Year Ultra U.S. Treasury Bond Futures				Short	170	March 2023	(22,833)	183

								$(3,987)
Forward currency contracts

								Unrealized
	Contract amount							appreciation
								(depreciation)

Currency purchased		Currency sold					Settlement	at 12/31/2022
	(000)		(000)		Counterparty		date	(000)

KRW	8,431,290	USD	6,478		Bank of America		1/9/2023	$219
HUF	1,284,310	EUR	3,067		UBS AG		1/10/2023	145
PLN	20,540	EUR	4,330		HSBC Bank		1/10/2023	45
DKK	17,400	USD	2,465		UBS AG		1/10/2023	42
PLN	3,330	USD	739		UBS AG		1/10/2023	20
SEK	23,400	USD	2,256		UBS AG		1/10/2023	(12)
USD	6,519	AUD	9,680		HSBC Bank		1/10/2023	(75)
USD	2,058	HUF	818,090		UBS AG		1/10/2023	(127)
EUR	6,800	USD	7,143		Bank of America		1/11/2023	142
CNH	154,697	USD	22,271		Citibank		1/11/2023	105
USD	1,405	EUR	1,320		Bank of America		1/11/2023	(9)
USD	2,019	EUR	1,900		Bank of America		1/11/2023	(17)
SEK	22,100	USD	2,141		Bank of America		1/11/2023	(22)
NZD	1,070	USD	682		Morgan Stanley		1/12/2023	(2)
JPY	2,083,770	USD	15,470		Bank of America		1/13/2023	438
CNH	146,490	USD	21,104		JPMorgan Chase		1/13/2023	89
USD	4,476	GBP	3,660		Morgan Stanley		1/13/2023	50
PLN	18,110	EUR	3,807		UBS AG		1/13/2023	50
CHF	2,790	USD	2,985		UBS AG		1/13/2023	37
USD	3,682	CAD	4,970		Standard Chartered Bank		1/13/2023	11
EUR	9,477	DKK	70,470		BNP Paribas		1/13/2023	(1)
USD	807	NOK	7,930		UBS AG		1/13/2023	(3)
USD	19,831	MXN	394,043		UBS AG		1/13/2023	(336)
EUR	6,752	PLN	31,970		HSBC Bank		1/17/2023	(48)
JPY	6,231,228	USD	45,941		Standard Chartered Bank		1/20/2023	1,678
JPY	3,696,640	USD	27,194		Standard Chartered Bank		1/20/2023	1,056
USD	5,044	HUF	1,807,090		Bank of America		1/20/2023	232
JPY	573,812	AUD	6,280		HSBC Bank		1/20/2023	105
CAD	16,753	USD	12,310		Bank of America		1/20/2023	64
CZK	124,020	USD	5,572		Goldman Sachs		1/20/2023	(92)
USD	14,203	DKK	100,190		Bank of America		1/20/2023	(244)

222    American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

	Contract amount					Unrealized
						appreciation

	Currency					(depreciation)
purchased		Currency sold			Settlement	at 12/31/2022
	(000)		(000)	Counterparty	date	(000)

USD	5,215	CZK	124,020	Morgan Stanley	1/20/2023	$ (266)
HUF	1,807,090	USD	5,519	Bank of America	1/20/2023	(706)
EUR	23,500	USD	24,897	Bank of America	1/23/2023	303
USD	2,087	COP 10,038,860		Morgan Stanley	1/23/2023	26
CZK	47,290	EUR	1,935	UBS AG	1/23/2023	14
COP	3,594,590	USD	753	Bank of America	1/23/2023	(15)
USD	10,027	EUR	9,480	BNP Paribas	1/23/2023	(139)
THB	84,660	USD	2,468	Standard Chartered Bank	1/26/2023	(8)
JPY	833,790	USD	5,779	Standard Chartered Bank	1/27/2023	599
JPY	1,210,240	USD	8,936	BNP Paribas	1/27/2023	322
JPY	419,350	USD	2,897	UBS AG	1/27/2023	310
JPY	559,100	USD	4,149	Goldman Sachs	1/27/2023	128
PLN	24,520	USD	5,913	BNP Paribas	2/2/2023	(333)
KRW	2,855,970	USD	2,161	Standard Chartered Bank	2/28/2023	110
EUR	14,020	USD	14,746	Bank of America	3/6/2023	330
CNH	64,940	USD	9,270	Standard Chartered Bank	3/6/2023	162
JPY	417,300	USD	3,097	BNP Paribas	3/6/2023	111
KRW	2,388,130	USD	1,834	HSBC Bank	3/6/2023	65

						$4,553

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Upfront	Unrealized
					Notional	Value at	premium	depreciation

	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD4,428	$(70)	$—	$(70)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	37,736	(600)	—	(600)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	13,908	(231)	—	(231)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	34,764	(572)	—	(572)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	5,734	(95)	—	(95)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	5,734	(95)	—	(95)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	6,295	(106)	—	(106)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	11,830	(206)	—	(206)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	11,817	(215)	—	(215)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	12,043	(220)	—	(220)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	12,093	(221)	—	(221)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	10,675	(203)	—	(203)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	12,176	(230)	—	(230)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	12,163	(228)	—	(228)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	12,163	(228)	—	(228)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	13,521	(252)	—	(252)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	17,111	(283)	—	(283)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	17,111	(284)	—	(284)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	1,440	(24)	—	(24)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP7,210	(183)	—	(183)
2.42%	Annual	SONIA	Annual	5/5/2024	42,400	(1,114)	—	(1,114)
2.363%	Annual	SONIA	Annual	5/11/2024	40,870	(1,101)	—	(1,101)
2.628%	Annual	SONIA	Annual	7/28/2024	40,530	(1,386)	—	(1,386)
SONIA	Annual	5.6325%	Annual	9/25/2024	41,140	(468)	—	(468)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN47,800	(198)	—	(198)

American Funds Insurance Series    223

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive	Pay	Upfront	Unrealized
Notional	Value at	premium	depreciation

Payment	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN48,400	$(205)	$—	$(205)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026	58,800	(253)	—15	(253)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026	14,000	(52)	—	(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026	13,900	(53)	—	(53)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026	14,200	(55)	—	(55)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026	43,000	(160)	—15	(160)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026	14,100	(53)	—	(53)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026	27,800	(106)	—	(106)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	62,600	(226)	—	(226)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	172,500	(623)	—	(623)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	28,900	(64)	—	(64)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	43,375	(94)	—	(94)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	89,445	(209)	—	(209)

$(10,966)	$—15	$(10,966)
Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection
Upfront	Unrealized
Notional	Value at	premium	depreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)

CDX.EM.38	1.00%	Quarterly	12/20/2027	USD5,650	$331	$350	$(19)
Centrally cleared credit default swaps on credit indices — sell protection
Upfront
premium	Unrealized
Notional	Value at	(received)	appreciation
Financing	Payment	Reference	Expiration	amount17	12/31/202218	paid	at 12/31/2022
rate received	frequency	index	date	(000)	(000)	(000)	(000)

5.00%	Quarterly	CDX.NA.HY.39	12/20/2027	USD19,138	$118	$(134)	$252
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	97,747	781	547	234

$899	$ 413	$486
Investments in affiliates13

Value of	Net	Net
unrealized	Value of
affiliates at	realized	appreciation	affiliates at	Dividend
1/1/2022	Additions	Reductions	gain	(depreciation)	12/31/2022	income
(000)	(000)	(000)	(000)	(000)	(000)	(000)

Investment funds 3.29%
Capital Group Central Corporate Bond Fund	$—	$ 47,078	$—	$ —	$1,598	$48,676	$306
Short-term securities 0.01%
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%16	144,080	923,691	1,067,610	17	(11)	167	2,751
Total 3.30%
$17	$1,587	$48,843	$3,057

224    American Funds Insurance Series

Capital World Bond Fund (continued)

Restricted securities2

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	$5,689	$5,327.36%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	3,239	2,091.14
Bank of America Corp. 3.648% 3/31/2029
(3-month EUR-EURIBOR + 3.67% on 3/31/2028)1	5/19/2020	6,045	5,177.35
JPMorgan Chase & Co. 0.389% 2/24/2028
(3-month EUR-EURIBOR + 0.65% on 2/24/2027)1	5/19/2020	3,381	2,944.20
Total
		$18,354	$15,539	1.05%

1Step bond; coupon rate may change at a later date.

2Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $15,539,000, which represented 1.05% of the net assets of the fund.

3Scheduled interest and/or principal payment was not received.

4Index-linked bond whose principal amount moves with a government price index.

5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

6Value determined using significant unobservable inputs.

7Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,829,000, which represented 11.26% of the net assets of the fund.

8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,760,000, which represented .12% of the net assets of the fund.

9Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

10Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.

11Purchased on a TBA basis.

12All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,515,000, which represented .84% of the net assets of the fund.

13Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

14Security did not produce income during the last 12 months.

15Amount less than one thousand.

16Rate represents the seven-day yield at 12/31/2022.

17The maximum potential amount the fund may pay as a protection seller should a credit event occur.

18The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations
Assn. = Association	EUR = Euros	PLN = Polish zloty
AUD = Australian dollars	EURIBOR = Euro Interbank Offered Rate	Ref. = Refunding
BBR = Bank Base Rate	FRA = Forward Rate Agreement	Rev. = Revenue
BRL = Brazilian reais	GBP = British pounds	RON = Romanian leu
CAD = Canadian dollars	HUF = Hungarian forints	RUB = Russian rubles
CHF = Swiss francs	IDR = Indonesian rupiah	SEK = Swedish kronor
CLP = Chilean pesos	INR = Indian rupees	SOFR = Secured Overnight Financing Rate
CME = CME Group	JPY = Japanese yen	SONIA = Sterling Overnight Interbank Average Rate
CNH = Chinese yuan renminbi	KRW = South Korean won	TBA = To be announced
CNY = Chinese yuan	LIBOR = London Interbank Offered Rate	THB = Thai baht
COP = Colombian pesos	MXN = Mexican pesos	TIIE = Equilibrium Interbank Interest Rate
CZK = Czech korunas	MYR = Malaysian ringgits	UAH = Ukrainian hryvnia
DAC = Designated Activity Company	NOK = Norwegian kroner	USD = U.S. dollars
DKK = Danish kroner	NZD = New Zealand dollars	ZAR = South African rand
DOP = Dominican pesos	PIK = Payment In Kind
Refer to the notes to financial statements.

American Funds Insurance Series    225

American High-Income Trust

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 88.59%		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans 88.51%

Energy	Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2/15/20261	USD295	$ 293
14.19%	Altera Infrastructure, LP 8.50% 7/15/20231,2,3	2,009	375
	Antero Midstream Partners, LP 5.375% 6/15/20291	570	522
	Antero Resources Corp. 7.625% 2/1/20291	244	246
	Antero Resources Corp. 5.375% 3/1/20301	230	214
	Apache Corp. 6.00% 1/15/2037	165	153
	Apache Corp. 5.10% 9/1/2040	695	578
	Apache Corp. 4.75% 4/15/2043	265	200
	Ascent Resources - Utica, LLC, Term Loan,
	(3-month USD-LIBOR + 9.00%) 10.00% 11/1/20251,4,5	228	242
	Ascent Resources Utica Holdings, LLC 7.00% 11/1/20261	2,040	1,982
	Ascent Resources Utica Holdings, LLC 9.00% 11/1/20271	170	210
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/20281	271	266
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/20291	1,245	1,112
	BIP-V Chinook Holdco, LLC 5.50% 6/15/20311	1,610	1,409
	Blue Racer Midstream, LLC 7.625% 12/15/20251	496	493
	Bonanza Creek Energy, Inc. 5.00% 10/15/20261	905	829
	California Resources Corp. 7.125% 2/1/20261	390	375
	Callon Petroleum Co. 7.50% 6/15/20301	515	472
	Centennial Resource Production, LLC 6.875% 4/1/20271	440	416
	Cheniere Energy Partners, LP 4.50% 10/1/2029	938	846
	Cheniere Energy Partners, LP 4.00% 3/1/2031	413	352
	Cheniere Energy Partners, LP 3.25% 1/31/2032	615	490
	Cheniere Energy, Inc. 4.625% 10/15/2028	3,831	3,470
	Chesapeake Energy Corp. 4.875% 4/15/20222	4,300	97
	Chesapeake Energy Corp. 5.50% 2/1/20261	1,000	966
	Chesapeake Energy Corp. 5.875% 2/1/20291	1,670	1,585
	Chesapeake Energy Corp. 6.75% 4/15/20291	380	371
	CNX Midstream Partners, LP 4.75% 4/15/20301	280	230
	CNX Resources Corp. 7.25% 3/14/20271	1,168	1,161
	CNX Resources Corp. 6.00% 1/15/20291	1,669	1,538
	CNX Resources Corp. 7.375% 1/15/20311	856	822
	Comstock Resources, Inc. 6.75% 3/1/20291	910	823
	Comstock Resources, Inc. 5.875% 1/15/20301	770	663
	Constellation Oil Services Holding SA 4.00% PIK 12/31/20266	3,114	1,843
	Continental Resources, Inc. 5.75% 1/15/20311	365	341
	Crestwood Midstream Partners, LP 5.75% 4/1/2025	250	244
	Crestwood Midstream Partners, LP 5.625% 5/1/20271	290	270
	Crestwood Midstream Partners, LP 6.00% 2/1/20291	575	528
	Crestwood Midstream Partners, LP 8.00% 4/1/20291	1,675	1,669
	Devon Energy Corp. 5.875% 6/15/2028	202	205
	Devon Energy Corp. 4.50% 1/15/2030	493	460
	Diamond Foreign Asset Co. 9.00% Cash 4/22/20271,5,6	68	65
	Diamond Foreign Asset Co. 9.00% Cash 4/22/20276	62	58
	DT Midstream, Inc. 4.125% 6/15/20291	1,503	1,294
	DT Midstream, Inc. 4.375% 6/15/20311	832	699
	Energean Israel Finance, Ltd. 4.50% 3/30/20241	945	914
	Energean Israel Finance, Ltd. 4.875% 3/30/20261	1,080	1,002
	Energean Israel Finance, Ltd. 5.875% 3/30/20311	80	70
	Energean PLC 6.50% 4/30/20271	380	354
	EnLink Midstream Partners, LLC 5.625% 1/15/20281	445	425
	EQM Midstream Partners, LP 4.125% 12/1/2026	127	113
	EQM Midstream Partners, LP 7.50% 6/1/20271	405	397
	EQM Midstream Partners, LP 6.50% 7/1/20271	2,345	2,245
	EQM Midstream Partners, LP 5.50% 7/15/2028	881	789
	EQM Midstream Partners, LP 4.50% 1/15/20291	835	703
	EQM Midstream Partners, LP 7.50% 6/1/20301	1,078	1,040
	EQM Midstream Partners, LP 4.75% 1/15/20311	1,645	1,348
	EQM Midstream Partners, LP 6.50% 7/15/2048	910	684
	EQT Corp. 6.125% 2/1/20257	250	251
	EQT Corp. 5.00% 1/15/2029	290	273

226    American Funds Insurance Series
American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Energy	EQT Corp. 7.25% 2/1/20307	USD300	$ 312
(continued)	EQT Corp. 3.625% 5/15/20311	500	424
	Genesis Energy, LP 5.625% 6/15/2024	120	116
	Genesis Energy, LP 6.50% 10/1/2025	1,886	1,805
	Genesis Energy, LP 6.25% 5/15/2026	320	293
	Genesis Energy, LP 8.00% 1/15/2027	2,825	2,672
	Genesis Energy, LP 7.75% 2/1/2028	87	80
	Harbour Energy PLC 5.50% 10/15/20261	1,545	1,387
	Harvest Midstream I, LP 7.50% 9/1/20281	1,947	1,863
	Hess Midstream Operations, LP 4.25% 2/15/20301	1,300	1,113
	Hess Midstream Operations, LP 5.50% 10/15/20301	630	577
	Hess Midstream Partners, LP 5.125% 6/15/20281	851	788
	Hilcorp Energy I, LP 6.25% 11/1/20281	145	132
	Hilcorp Energy I, LP 5.75% 2/1/20291	985	878
	Hilcorp Energy I, LP 6.00% 4/15/20301	922	821
	Hilcorp Energy I, LP 6.00% 2/1/20311	728	631
	Hilcorp Energy I, LP 6.25% 4/15/20321	835	722
	Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/20271	220	216
	Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00% 2/1/20281	260	237
	Howard Midstream Energy Partners, LLC 6.75% 1/15/20271	460	442
	Independence Energy Finance, LLC 7.25% 5/1/20261	500	472
	Kinetik Holdings, LP 5.875% 6/15/20301	500	470
	Murphy Oil Corp. 5.75% 8/15/2025	139	137
	Murphy Oil Corp. 5.625% 5/1/2027	135	131
	Murphy Oil Corp. 6.375% 7/15/2028	415	400
	Murphy Oil USA, Inc. 4.75% 9/15/2029	820	752
	Murphy Oil USA, Inc. 3.75% 2/15/20311	1,065	878
	Nabors Industries, Inc. 7.375% 5/15/20271	1,540	1,494
	Nabors Industries, Ltd. 7.25% 1/15/20261	320	302
	Neptune Energy Group Holdings, Ltd. 6.625% 5/15/20251	1,250	1,216
	New Fortress Energy, Inc. 6.75% 9/15/20251	1,625	1,541
	New Fortress Energy, Inc. 6.50% 9/30/20261	4,175	3,885
	NGL Energy Operating, LLC 7.50% 2/1/20261	8,670	7,735
	NGL Energy Partners, LP 6.125% 3/1/2025	2,054	1,677
	NGL Energy Partners, LP 7.50% 4/15/2026	650	498
	Northern Oil and Gas, Inc. 8.125% 3/1/20281	1,805	1,735
	NorthRiver Midstream Finance, LP 5.625% 2/15/20261	625	593
	NuStar Logistics, LP 6.00% 6/1/2026	286	276
	Oasis Petroleum, Inc. 6.375% 6/1/20261	995	970
	Occidental Petroleum Corp. 5.875% 9/1/2025	710	709
	Occidental Petroleum Corp. 6.375% 9/1/2028	225	227
	Occidental Petroleum Corp. 8.875% 7/15/2030	650	735
	Occidental Petroleum Corp. 6.625% 9/1/2030	990	1,025
	Occidental Petroleum Corp. 6.125% 1/1/2031	640	647
	Occidental Petroleum Corp. 6.45% 9/15/2036	125	128
	Occidental Petroleum Corp. 6.60% 3/15/2046	605	624
	Occidental Petroleum Corp. 4.20% 3/15/2048	165	127
	Parkland Corp. 4.625% 5/1/20301	835	692
	Patterson-UTI Energy, Inc. 5.15% 11/15/2029	80	72
	PDC Energy, Inc. 5.75% 5/15/2026	600	574
	Petrobras Global Finance Co. 6.75% 6/3/2050	288	252
	Petrobras Global Finance Co. 5.50% 6/10/2051	202	155
	Petróleos Mexicanos 6.875% 10/16/2025	350	343
	Petróleos Mexicanos 8.75% 6/2/2029	732	687
	Petrorio Luxembourg SARL 6.125% 6/9/20261	320	305
	Range Resources Corp. 4.875% 5/15/2025	362	344
	Range Resources Corp. 8.25% 1/15/2029	900	929
	Range Resources Corp. 4.75% 2/15/20301	970	856
	Rockies Express Pipeline, LLC 4.95% 7/15/20291	550	495
	Sabine Pass Liquefaction, LLC 4.50% 5/15/2030	371	345
	Sanchez Energy Corp. 7.25% 2/15/20231,2	739	12

American Funds Insurance Series    227

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Energy	SM Energy Co. 5.625% 6/1/2025	USD430	$413
(continued)	Southwestern Energy Co. 5.95% 1/23/20257	215	212
	Southwestern Energy Co. 7.75% 10/1/2027	272	278
	Southwestern Energy Co. 8.375% 9/15/2028	565	584
	Southwestern Energy Co. 5.375% 2/1/2029	340	316
	Southwestern Energy Co. 5.375% 3/15/2030	2,470	2,257
	Southwestern Energy Co. 4.75% 2/1/2032	1,225	1,049
	Suburban Propane Partners, LP / Suburban Energy Finance Corp. 5.00% 6/1/20311	335	285
	Sunoco, LP 6.00% 4/15/2027	547	540
	Sunoco, LP 5.875% 3/15/2028	290	275
	Sunoco, LP 4.50% 5/15/2029	1,735	1,520
	Sunoco, LP 4.50% 4/30/2030	1,680	1,461
	Tallgrass Energy Partners, LP 7.50% 10/1/20251	85	86
	Targa Resources Partners, LP 6.50% 7/15/2027	133	134
	Targa Resources Partners, LP 6.875% 1/15/2029	915	924
	Targa Resources Partners, LP 5.50% 3/1/2030	802	756
	Targa Resources Partners, LP 4.875% 2/1/2031	695	629
	Transocean Guardian, Ltd. 5.875% 1/15/20241	92	90
	Transocean Poseidon, Ltd. 6.875% 2/1/20271	337	328
	Transocean, Inc. 6.125% 8/1/20251	178	174
	Transocean, Inc. 7.25% 11/1/20251	500	443
	Transocean, Inc. 11.50% 1/30/20271	95	95
	Transocean, Inc. 6.80% 3/15/2038	300	190
	USA Compression Partners, LP 6.875% 4/1/2026	669	643
	USA Compression Partners, LP 6.875% 9/1/2027	247	231
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/20311	2,795	2,386
	Venture Global Calcasieu Pass, LLC 3.875% 11/1/20331	650	532
	Weatherford International, Ltd. 11.00% 12/1/20241	185	189
	Weatherford International, Ltd. 6.50% 9/15/20281	2,130	2,091
	Weatherford International, Ltd. 8.625% 4/30/20301	3,485	3,353
	Western Gas Partners, LP 4.50% 3/1/2028	979	904
	Western Midstream Operating, LP 3.35% 2/1/20257	369	350
	Western Midstream Operating, LP 4.75% 8/15/2028	160	146
	Western Midstream Operating, LP 4.30% 2/1/20307	480	420
	Western Midstream Operating, LP 5.50% 2/1/20507	770	636
			117,959

Consumer	Adient Global Holdings, Ltd. 4.875% 8/15/20261	525	490
discretionary	Affinity Gaming 6.875% 12/15/20271	1,040	883
12.43%	Allied Universal Holdco, LLC 6.625% 7/15/20261	508	466
	Allied Universal Holdco, LLC 9.75% 7/15/20271	716	624
	Allied Universal Holdco, LLC 4.625% 6/1/20281	490	406
	Allied Universal Holdco, LLC 6.00% 6/1/20291	2,790	2,029
	Asbury Automotive Group, Inc. 4.50% 3/1/2028	250	220
	Asbury Automotive Group, Inc. 4.625% 11/15/20291	1,545	1,304
	Asbury Automotive Group, Inc. 5.00% 2/15/20321	1,070	882
	Atlas LuxCo 4 SARL 4.625% 6/1/20281	280	227
	AutoNation, Inc. 2.40% 8/1/2031	610	440
	Bath & Body Works, Inc. 6.625% 10/1/20301	540	508
	Bath & Body Works, Inc. 6.875% 11/1/2035	1,316	1,172
	Bath & Body Works, Inc. 6.75% 7/1/2036	655	577
	Beazer Homes USA, Inc. 5.875% 10/15/2027	540	473
	Boyd Gaming Corp. 4.75% 12/1/2027	441	411
	Boyd Gaming Corp. 4.75% 6/15/20311	345	301
	Boyne USA, Inc. 4.75% 5/15/20291	570	505
	Caesars Entertainment, Inc. 6.25% 7/1/20251	1,085	1,056
	Caesars Entertainment, Inc. 8.125% 7/1/20271	665	655
	Caesars Entertainment, Inc. 4.625% 10/15/20291	560	457
	Caesars Resort Collection, LLC 5.75% 7/1/20251	345	338

228    American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer	Carnival Corp. 10.50% 2/1/20261	USD1,405	$1,414
discretionary	Carnival Corp. 4.00% 8/1/20281	3,000	2,452
(continued)	Carnival Corp. 6.00% 5/1/20291	655	438
	Carnival Corp. 10.50% 6/1/20301	100	81
	CDI Escrow Issuer, Inc. 5.75% 4/1/20301	615	552
	CEC Entertainment, Inc. 6.75% 5/1/20261	320	298
	Dana, Inc. 4.25% 9/1/2030	200	161
	Dana, Inc. 4.50% 2/15/2032	375	300
	Empire Communities Corp. 7.00% 12/15/20251	475	430
	Empire Resorts, Inc. 7.75% 11/1/20261	470	378
	Everi Holdings, Inc. 5.00% 7/15/20291	95	82
	Fertitta Entertainment, Inc. 4.625% 1/15/20291	1,260	1,068
	Fertitta Entertainment, Inc. 6.75% 1/15/20301	4,090	3,307
	First Student Bidco, Inc. 4.00% 7/31/20291	2,135	1,769
	Ford Motor Co. 5.291% 12/8/2046	70	54
	Ford Motor Credit Company, LLC 5.125% 6/16/2025	2,215	2,134
	Ford Motor Credit Company, LLC 3.375% 11/13/2025	465	421
	Ford Motor Credit Company, LLC 4.542% 8/1/2026	1,460	1,348
	Ford Motor Credit Company, LLC 2.70% 8/10/2026	350	304
	Ford Motor Credit Company, LLC 4.271% 1/9/2027	525	476
	Ford Motor Credit Company, LLC 4.95% 5/28/2027	370	346
	Ford Motor Credit Company, LLC 4.125% 8/17/2027	835	749
	Ford Motor Credit Company, LLC 3.815% 11/2/2027	880	775
	Ford Motor Credit Company, LLC 2.90% 2/16/2028	300	248
	Ford Motor Credit Company, LLC 5.113% 5/3/2029	200	182
	Ford Motor Credit Company, LLC 4.00% 11/13/2030	570	469
	Group 1 Automotive, Inc. 4.00% 8/15/20281	615	522
	Hanesbrands, Inc. 4.625% 5/15/20241	1,945	1,887
	Hanesbrands, Inc. 4.875% 5/15/20261	1,624	1,454
	Hilton Grand Vacations Borrower 5.00% 6/1/20291	591	509
	Hilton Worldwide Holdings, Inc. 3.75% 5/1/20291	200	173
	Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030	408	370
	Hilton Worldwide Holdings, Inc. 4.00% 5/1/20311	1,520	1,275
	International Game Technology PLC 6.50% 2/15/20251	911	918
	International Game Technology PLC 4.125% 4/15/20261	915	855
	International Game Technology PLC 5.25% 1/15/20291	4,120	3,846
	Jacobs Entertainment, Inc. 6.75% 2/15/20291	505	456
	KB Home 6.875% 6/15/2027	330	333
	KB Home 7.25% 7/15/2030	330	321
	Kontoor Brands, Inc. 4.125% 11/15/20291	370	303
	Las Vegas Sands Corp. 3.20% 8/8/2024	400	378
	LCM Investments Holdings II, LLC 4.875% 5/1/20291	2,565	2,057
	Levi Strauss & Co. 3.50% 3/1/20311	430	342
	Lindblad Expeditions, LLC 6.75% 2/15/20271	205	186
	Lithia Motors, Inc. 4.625% 12/15/20271	270	244
	Lithia Motors, Inc. 3.875% 6/1/20291	1,165	959
	Lithia Motors, Inc. 4.375% 1/15/20311	830	677
	LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2/15/20261	335	297
	M.D.C. Holdings, Inc. 6.00% 1/15/2043	573	468
	Marriott International, Inc. 3.50% 10/15/2032	470	392
	Marriott International, Inc. 2.75% 10/15/2033	430	329
	Marriott Ownership Resorts, Inc. 4.50% 6/15/20291	370	307
	Mattel, Inc. 3.75% 4/1/20291	490	431
	Melco International Development, Ltd. 4.875% 6/6/20251	440	405
	Melco International Development, Ltd. 5.75% 7/21/20281	595	498
	Melco International Development, Ltd. 5.375% 12/4/20291	1,221	982
	Melco Resorts Finance, Ltd. 5.25% 4/26/20261	300	264
	Merlin Entertainment 5.75% 6/15/20261	492	461
	MGM Resorts International 6.00% 3/15/2023	281	281
	MGM Resorts International 5.50% 4/15/2027	401	374
	Mohegan Gaming & Entertainment 8.00% 2/1/20261	370	347

American Funds Insurance Series    229

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer	Motel 6 Operating, LP, Term Loan B,
discretionary	(1-month USD-LIBOR + 5.00%) 9.318% 9/9/20264,5	USD512	$ 506
(continued)	NCL Corp., Ltd. 3.625% 12/15/20241	300	257
	NCL Corp., Ltd. 5.875% 3/15/20261	405	319
	NCL Corp., Ltd. 5.875% 2/15/20271	1,510	1,310
	NCL Corp., Ltd. 7.75% 2/15/20291	360	271
	Neiman Marcus Group, LLC 7.125% 4/1/20261	1,650	1,549
	Panther BF Aggregator 2, LP 6.25% 5/15/20261	140	137
	Panther BF Aggregator 2, LP 8.50% 5/15/20271	455	445
	Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/20251,5	240	65
	Party City Holdings, Inc. 8.75% 2/15/20261	7,577	2,197
	Party City Holdings, Inc. 6.625% 8/1/20261	500	13
	Penske Automotive Group, Inc. 3.75% 6/15/2029	670	545
	PetSmart, Inc. 4.75% 2/15/20281	710	644
	PetSmart, Inc. 7.75% 2/15/20291	1,190	1,120
	Premier Entertainment Sub, LLC 5.625% 9/1/20291	1,065	787
	Premier Entertainment Sub, LLC 5.875% 9/1/20311	375	266
	QVC, Inc. 4.85% 4/1/2024	75	70
	QVC, Inc. 4.375% 9/1/2028	121	73
	Raptor Acquisition Corp. 4.875% 11/1/20261	550	489
	Real Hero Merger Sub 2, Inc. 6.25% 2/1/20291	480	330
	Royal Caribbean Cruises, Ltd. 11.50% 6/1/20251	2,371	2,548
	Royal Caribbean Cruises, Ltd. 4.25% 7/1/20261	1,820	1,473
	Royal Caribbean Cruises, Ltd. 5.50% 8/31/20261	715	602
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/20271	1,365	1,107
	Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028	1,370	1,009
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/20281	710	568
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/20291	1,775	1,786
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/20291	1,010	1,039
	Sally Holdings, LLC 5.625% 12/1/2025	1,030	994
	Sands China, Ltd. 5.625% 8/8/2025	275	263
	Sands China, Ltd. 5.90% 8/8/2028	200	188
	Sands China, Ltd. 4.875% 6/18/2030	550	484
	Sands China, Ltd. 3.75% 8/8/20317	560	441
	Scientific Games Corp. 8.625% 7/1/20251	1,215	1,242
	Scientific Games Corp. 7.00% 5/15/20281	985	941
	Scientific Games Corp. 7.25% 11/15/20291	960	923
	Scientific Games Holdings, LP 6.625% 3/1/20301	845	715
	Sonic Automotive, Inc. 4.625% 11/15/20291	1,565	1,255
	Sonic Automotive, Inc. 4.875% 11/15/20311	2,180	1,717
	Studio City Finance, Ltd. 6.00% 7/15/20251	690	599
	Studio City Finance, Ltd. 5.00% 1/15/20291	550	407
	Tempur Sealy International, Inc. 4.00% 4/15/20291	435	366
	The Gap, Inc. 3.625% 10/1/20291	170	120
	The Gap, Inc. 3.875% 10/1/20311	108	76
	The Home Co., Inc. 7.25% 10/15/20251	660	568
	Travel + Leisure Co. 6.00% 4/1/2027	205	195
	Travel + Leisure Co. 4.50% 12/1/20291	1,155	943
	Universal Entertainment Corp. 8.50% 12/11/20241	2,945	2,751
	Vail Resorts, Inc. 6.25% 5/15/20251	315	316
	VICI Properties, LP 4.25% 12/1/20261	462	432
	VICI Properties, LP / VICI Note Co., Inc. 5.625% 5/1/20241	447	443
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/20261	1,245	1,175
	Wheel Pros, Inc. 6.50% 5/15/20291	1,280	454
	Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 8.825% 5/11/20284,5	948	647
	Wyndham Destinations, Inc. 6.625% 7/31/20261	695	681
	Wyndham Destinations, Inc. 4.625% 3/1/20301	400	332
	Wyndham Worldwide Corp. 4.375% 8/15/20281	765	688
	Wynn Las Vegas, LLC 4.25% 5/30/20231	861	850
	Wynn Macau, Ltd. 5.625% 8/26/20281	900	771

230    American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Consumer	Wynn Resorts Finance, LLC 7.75% 4/15/20251	USD494	$492
discretionary	Wynn Resorts Finance, LLC 5.125% 10/1/20291	482	414
(continued)	Yahoo Holdings, Inc., Term Loan B,
	(1-month USD-LIBOR + 5.50%) 9.884% 9/1/20274,5	465	421
			103,390

Communication	Altice France Holding SA 10.50% 5/15/20271	1,650	1,262
services	Altice France SA 5.125% 7/15/20291	1,677	1,260
10.50%	Brightstar Escrow Corp. 9.75% 10/15/20251	140	129
	Cablevision Systems Corp. 5.375% 2/1/20281	457	369
	CCO Holdings, LLC 5.00% 2/1/20281	586	533
	CCO Holdings, LLC 6.375% 9/1/20291	300	283
	CCO Holdings, LLC 4.75% 3/1/20301	3,437	2,972
	CCO Holdings, LLC 4.50% 8/15/20301	3,029	2,509
	CCO Holdings, LLC 4.25% 2/1/20311	3,065	2,465
	CCO Holdings, LLC 4.75% 2/1/20321	1,225	996
	CCO Holdings, LLC 4.50% 5/1/2032	1,024	817
	CCO Holdings, LLC 4.50% 6/1/20331	1,330	1,023
	CCO Holdings, LLC 4.25% 1/15/20341	2,040	1,510
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 5/1/20261	102	99
	CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 6/1/20291	360	326
	CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031	140	109
	Centerfield Media Parent, Inc. 6.625% 8/1/20261	960	616
	Cinemark USA, Inc. 5.875% 3/15/20261	278	232
	Clear Channel Worldwide Holdings, Inc. 7.75% 4/15/20281	570	417
	Clear Channel Worldwide Holdings, Inc. 7.50% 6/1/20291	315	232
	Cogent Communications Group, Inc. 3.50% 5/1/20261	450	409
	Connect Finco SARL 6.75% 10/1/20261	725	673
	Consolidated Communications, Inc. 5.00% 10/1/20281	225	166
	CSC Holdings, LLC 6.50% 2/1/20291	600	492
	CSC Holdings, LLC 3.375% 2/15/20311	700	458
	Diamond Sports Group, LLC 5.375% 8/15/20261	503	60
	Diamond Sports Group, LLC 6.625% 8/15/20271	1,056	12
	DIRECTV Financing, LLC 5.875% 8/15/20271	3,010	2,699
	DIRECTV Financing, LLC, Term Loan,
	(3-month USD-LIBOR + 5.00%) 9.384% 8/2/20274,5	1,655	1,613
	DISH Network Corp. 11.75% 11/15/20271	3,950	4,073
	Embarq Corp. 7.995% 6/1/2036	2,867	1,339
	Epicor Software Corp., Term Loan,
	(3-month USD-LIBOR + 7.75%) 12.134% 7/31/20284,5	365	361
	Frontier Communications Corp. 5.875% 10/15/20271	1,455	1,354
	Frontier Communications Corp. 5.00% 5/1/20281	3,780	3,304
	Frontier Communications Corp. 6.75% 5/1/20291	1,990	1,649
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	1,390	1,077
	Frontier Communications Holdings, LLC 6.00% 1/15/20301	750	590
	Frontier Communications Holdings, LLC 8.75% 5/15/20301	970	988
	Gray Escrow II, Inc. 5.375% 11/15/20311	925	668
	Gray Television, Inc. 5.875% 7/15/20261	203	181
	Gray Television, Inc. 7.00% 5/15/20271	1,018	904
	Gray Television, Inc. 4.75% 10/15/20301	397	288
	iHeartCommunications, Inc. 5.25% 8/15/20271	1,995	1,693
	iHeartCommunications, Inc. 4.75% 1/15/20281	250	204
	Iliad Holding SAS 6.50% 10/15/20261	630	585
	Kantar Group, LLC, Term Loan B2,
	(3-month USD-LIBOR + 4.50%) 9.23% 12/4/20264,5	385	357
	Lamar Media Corp. 3.75% 2/15/2028	61	55
	Lamar Media Corp. 4.875% 1/15/2029	300	277
	Lamar Media Corp. 4.00% 2/15/2030	260	228
	Level 3 Financing, Inc. 3.75% 7/15/20291	855	616

American Funds Insurance Series    231

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Communication	Ligado Networks, LLC 15.50% PIK 11/1/20231,6	USD2,149	$ 701
services	Live Nation Entertainment, Inc. 4.75% 10/15/20271	250	223
(continued)	Live Nation Entertainment, Inc. 3.75% 1/15/20281	425	363
	Match Group, Inc. 4.625% 6/1/20281	308	275
	Match Group, Inc. 5.625% 2/15/20291	300	280
	McGraw-Hill Education, Inc. 5.75% 8/1/20281	520	438
	Midas OpCo Holdings, LLC 5.625% 8/15/20291	3,110	2,570
	Netflix, Inc. 4.875% 4/15/2028	310	300
	News Corp. 3.875% 5/15/20291	1,620	1,408
	News Corp. 5.125% 2/15/20321	1,760	1,604
	Nexstar Broadcasting, Inc. 4.75% 11/1/20281	2,910	2,522
	Nexstar Escrow Corp. 5.625% 7/15/20271	324	298
	Scripps Escrow II, Inc. 3.875% 1/15/20291	750	603
	Sinclair Television Group, Inc. 4.125% 12/1/20301	710	533
	Sirius XM Radio, Inc. 3.125% 9/1/20261	1,600	1,423
	Sirius XM Radio, Inc. 4.00% 7/15/20281	2,385	2,080
	Sirius XM Radio, Inc. 4.125% 7/1/20301	445	368
	Sirius XM Radio, Inc. 3.875% 9/1/20311	2,590	2,026
	Sprint Corp. 7.625% 3/1/2026	480	506
	Sprint Corp. 6.875% 11/15/2028	1,656	1,723
	Sprint Corp. 8.75% 3/15/2032	1,751	2,088
	TEGNA, Inc. 5.00% 9/15/2029	366	348
	T-Mobile US, Inc. 3.375% 4/15/2029	860	759
	Univision Communications, Inc. 5.125% 2/15/20251	3,195	3,049
	Univision Communications, Inc. 6.625% 6/1/20271	3,050	2,949
	Univision Communications, Inc. 4.50% 5/1/20291	4,500	3,772
	Univision Communications, Inc. 7.375% 6/30/20301	935	895
	Univision Communications, Inc., Term Loan,
	(3-month USD CME Term SOFR + 4.25%) 8.83% 6/24/20294,5	69	69
	UPC Broadband Finco BV 4.875% 7/15/20311	430	359
	Virgin Media O2 4.25% 1/31/20311	1,975	1,603
	Virgin Media Secured Finance PLC 4.50% 8/15/20301	990	829
	VZ Secured Financing BV 5.00% 1/15/20321	1,060	863
	Warner Music Group 3.75% 12/1/20291	1,645	1,417
	Warner Music Group 3.875% 7/15/20301	780	673
	Warner Music Group 3.00% 2/15/20311	225	180
	WarnerMedia Holdings, Inc. 4.279% 3/15/20321	298	246
	Ziggo Bond Co. BV 5.125% 2/28/20301	419	339
	Ziggo Bond Finance BV 4.875% 1/15/20301	1,350	1,132
			87,346

Materials	Alcoa Nederland Holding BV 5.50% 12/15/20271	510	492
9.94%	Alcoa Nederland Holding BV 4.125% 3/31/20291	430	382
	Allegheny Technologies, Inc. 5.875% 12/1/2027	180	172
	Allegheny Technologies, Inc. 4.875% 10/1/2029	1,575	1,394
	Allegheny Technologies, Inc. 5.125% 10/1/2031	1,170	1,036
	ArcelorMittal 7.00% 10/15/2039	488	497
	ArcelorMittal 6.75% 3/1/2041	755	731
	Arconic Corp. 6.00% 5/15/20251	360	355
	Arconic Rolled Products Corp. 6.125% 2/15/20281	200	188
	Ardagh Group SA 6.50% Cash 6/30/20271,6	422	294
	Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/20271	750	735
	Ardagh Metal Packaging Finance USA, LLC 3.25% 9/1/20281	500	425
	Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/20291	550	437
	Ardagh Packaging Finance 4.125% 8/15/20261	900	782
	Avient Corp. 7.125% 8/1/20301	335	328
	Axalta Coating Systems, LLC 4.75% 6/15/20271	460	426
	Ball Corp. 6.875% 3/15/2028	1,065	1,095
	Ball Corp. 2.875% 8/15/2030	160	128

232    American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Materials	Ball Corp. 3.125% 9/15/2031	USD1,660	$1,335
(continued)	BWAY Parent Co., Inc. 5.50% 4/15/20241	1,464	1,427
	BWAY Parent Co., Inc. 7.25% 4/15/20251	625	579
	BWAY Parent Co., Inc., Term Loan,
	(3-month USD-LIBOR + 3.25%) 7.37% 4/3/20244,5	255	250
	CAN-PACK SA 3.875% 11/15/20291	1,300	1,026
	Cleveland-Cliffs, Inc. 6.75% 3/15/20261	262	263
	Cleveland-Cliffs, Inc. 7.00% 3/15/2027	297	281
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	3,243	3,104
	Cleveland-Cliffs, Inc. 4.625% 3/1/20291	1,981	1,761
	Cleveland-Cliffs, Inc. 4.875% 3/1/20311	2,875	2,543
	Crown Holdings, Inc. 5.25% 4/1/20301	240	227
	CVR Partners, LP 6.125% 6/15/20281	1,125	1,011
	Element Solutions, Inc. 3.875% 9/1/20281	410	349
	First Quantum Minerals, Ltd. 7.50% 4/1/20251	3,893	3,797
	First Quantum Minerals, Ltd. 6.875% 3/1/20261	2,926	2,775
	First Quantum Minerals, Ltd. 6.875% 10/15/20271	7,610	7,156
	Freeport-McMoRan, Inc. 4.25% 3/1/2030	437	398
	Freeport-McMoRan, Inc. 5.45% 3/15/2043	411	372
	FXI Holdings, Inc. 7.875% 11/1/20241	6,248	5,204
	FXI Holdings, Inc. 12.25% 11/15/20261	7,432	6,165
	GPC Merger Sub, Inc. 7.125% 8/15/20281	334	279
	Graphic Packaging International, LLC 3.75% 2/1/20301	790	673
	Hexion, Inc., Term Loan,
	(3-month USD CME Term SOFR + 4.50%) 8.934% 3/15/20294,5	454	391
	Kaiser Aluminum Corp. 4.625% 3/1/20281	638	558
	LABL, Inc. 5.875% 11/1/20281	730	637
	LABL, Inc. 8.25% 11/1/20291	490	391
	LSB Industries, Inc. 6.25% 10/15/20281	1,620	1,484
	Methanex Corp. 5.125% 10/15/2027	3,870	3,596
	Methanex Corp. 5.25% 12/15/2029	1,217	1,082
	Methanex Corp. 5.65% 12/1/2044	465	355
	Mineral Resources, Ltd. 8.00% 11/1/20271	1,292	1,323
	Mineral Resources, Ltd. 8.50% 5/1/20301	1,270	1,289
	Neon Holdings, Inc. 10.125% 4/1/20261	595	508
	Nova Chemicals Corp. 4.875% 6/1/20241	760	737
	Nova Chemicals Corp. 5.25% 6/1/20271	2,036	1,834
	Nova Chemicals Corp. 4.25% 5/15/20291	2,330	1,908
	Novelis Corp. 3.25% 11/15/20261	825	741
	Novelis Corp. 4.75% 1/30/20301	563	500
	Novelis Corp. 3.875% 8/15/20311	1,122	918
	Olin Corp. 5.625% 8/1/2029	200	190
	Olin Corp. 5.00% 2/1/2030	180	165
	Owens-Illinois, Inc. 5.875% 8/15/20231	191	190
	Owens-Illinois, Inc. 6.375% 8/15/20251	265	260
	SCIH Salt Holdings, Inc. 4.875% 5/1/20281	2,185	1,879
	SCIH Salt Holdings, Inc. 6.625% 5/1/20291	1,225	988
	Scotts Miracle-Gro Co. 4.50% 10/15/2029	379	308
	Scotts Miracle-Gro Co. 4.375% 2/1/2032	455	344
	Sealed Air Corp. 4.00% 12/1/20271	316	287
	Sealed Air Corp. 5.00% 4/15/20291	690	650
	Silgan Holdings, Inc. 4.125% 2/1/2028	377	350
	SPCM SA 3.375% 3/15/20301	400	323
	Summit Materials, LLC 6.50% 3/15/20271	360	353
	Summit Materials, LLC 5.25% 1/15/20291	755	704
	Trivium Packaging BV 5.50% 8/15/20261	330	303
	Trivium Packaging BV 8.50% 8/15/20271	703	646
	Tronox, Ltd. 4.625% 3/15/20291	730	608
	Valvoline, Inc. 4.25% 2/15/20301	353	343
	Valvoline, Inc. 3.625% 6/15/20311	410	337
	Venator Finance SARL 9.50% 7/1/20251	1,538	1,115

American Funds Insurance Series    233

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Materials	Venator Finance SARL 5.75% 7/15/20251	USD3,501	$ 1,201
(continued)	W. R. Grace Holdings, LLC 5.625% 8/15/20291	440	356
	Warrior Met Coal, Inc. 7.875% 12/1/20281	1,680	1,658
			82,682

Health care	1375209 BC, Ltd. 9.00% 1/30/20281	720	705
9.93%	AdaptHealth, LLC 5.125% 3/1/20301	625	533
	Avantor Funding, Inc. 4.625% 7/15/20281	2,380	2,167
	Avantor Funding, Inc. 3.875% 11/1/20291	500	420
	Bausch Health Americas, Inc. 9.25% 4/1/20261	1,789	1,255
	Bausch Health Americas, Inc. 8.50% 1/31/20271	252	132
	Bausch Health Companies, Inc. 9.00% 12/15/20251	1,591	1,258
	Bausch Health Companies, Inc. 6.125% 2/1/20271	245	169
	Bausch Health Companies, Inc. 5.75% 8/15/20271	865	590
	Bausch Health Companies, Inc. 7.00% 1/15/20281	413	200
	Bausch Health Companies, Inc. 5.00% 1/30/20281	1,357	653
	Bausch Health Companies, Inc. 4.875% 6/1/20281	3,390	2,163
	Bausch Health Companies, Inc. 5.00% 2/15/20291	310	149
	Bausch Health Companies, Inc. 7.25% 5/30/20291	340	165
	Bausch Health Companies, Inc. 5.25% 1/30/20301	1,712	824
	Bausch Health Companies, Inc. 14.00% 10/15/20301	550	329
	Bausch Health Companies, Inc. 5.25% 2/15/20311	3,762	1,828
	Catalent Pharma Solutions, Inc. 5.00% 7/15/20271	290	270
	Catalent Pharma Solutions, Inc. 3.125% 2/15/20291	285	227
	Catalent Pharma Solutions, Inc. 3.50% 4/1/20301	1,310	1,036
	Centene Corp. 4.25% 12/15/2027	344	323
	Centene Corp. 2.45% 7/15/2028	2,255	1,908
	Centene Corp. 4.625% 12/15/2029	2,035	1,864
	Centene Corp. 3.375% 2/15/2030	422	358
	Centene Corp. 3.00% 10/15/2030	720	592
	Centene Corp. 2.50% 3/1/2031	1,245	977
	Centene Corp. 2.625% 8/1/2031	400	315
	Charles River Laboratories International, Inc. 4.25% 5/1/20281	561	518
	Charles River Laboratories International, Inc. 3.75% 3/15/20291	680	602
	Charles River Laboratories International, Inc. 4.00% 3/15/20311	400	347
	Community Health Systems, Inc. 8.00% 3/15/20261	580	529
	Community Health Systems, Inc. 5.625% 3/15/20271	1,645	1,414
	Community Health Systems, Inc. 6.00% 1/15/20291	348	292
	Community Health Systems, Inc. 6.875% 4/15/20291	240	124
	Community Health Systems, Inc. 5.25% 5/15/20301	1,370	1,035
	Community Health Systems, Inc. 4.75% 2/15/20311	100	73
	DaVita, Inc. 4.625% 6/1/20301	850	686
	Encompass Health Corp. 4.50% 2/1/2028	496	451
	Encompass Health Corp. 4.75% 2/1/2030	285	251
	Endo DAC 6.00% 6/30/20281,2	2,313	127
	Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 7/31/20271,2	311	44
	Endo International PLC 5.875% 10/15/20241	520	413
	Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/20291	660	502
	Grifols Escrow Issuer SA 4.75% 10/15/20281	630	545
	HCA, Inc. 5.625% 9/1/2028	1,300	1,295
	HCA, Inc. 5.875% 2/1/2029	255	255
	HCA, Inc. 3.50% 9/1/2030	1,215	1,051
	HCA, Inc. 4.625% 3/15/20521	233	182
	HCA, Inc. 7.50% 11/15/2095	250	269
	HealthEquity, Inc. 4.50% 10/1/20291	600	525
	IMS Health Holdings, Inc. 5.00% 10/15/20261	823	788
	Jazz Securities DAC 4.375% 1/15/20291	461	412
	Mallinckrodt PLC 10.00% 4/15/20251	939	808
	Minerva Merger Sub, Inc. 6.50% 2/15/20301	640	473

234    American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Health care	Molina Healthcare, Inc. 4.375% 6/15/20281	USD1,055	$ 965
(continued)	Molina Healthcare, Inc. 3.875% 11/15/20301	2,309	1,960
	Molina Healthcare, Inc. 3.875% 5/15/20321	2,275	1,893
	Mozart Debt Merger Sub, Inc. 3.875% 4/1/20291	220	178
	Mozart Debt Merger Sub, Inc. 5.25% 10/1/20291	1,425	1,134
	Option Care Health, Inc. 4.375% 10/31/20291	290	254
	Organon Finance 1, LLC 4.125% 4/30/20281	535	475
	Owens & Minor, Inc. 4.375% 12/15/2024	1,185	1,147
	Owens & Minor, Inc. 4.50% 3/31/20291	1,145	914
	Owens & Minor, Inc. 6.625% 4/1/20301	675	581
	Par Pharmaceutical, Inc. 7.50% 4/1/20271	4,665	3,555
	Radiology Partners, Inc. 9.25% 2/1/20281	1,873	1,054
	Radiology Partners, Inc., Term Loan,
	(3-month USD-LIBOR + 4.25%) 8.639% 7/9/20254,5	95	80
	RP Escrow Issuer, LLC 5.25% 12/15/20251	1,175	899
	Select Medical Holdings Corp. 6.25% 8/15/20261	554	528
	Surgery Center Holdings 10.00% 4/15/20271	244	249
	Syneos Health, Inc. 3.625% 1/15/20291	530	423
	Team Health Holdings, Inc. 6.375% 2/1/20251	704	407
	Team Health Holdings, Inc., Term Loan B,
	(3-month USD CME Term SOFR + 5.25%) 9.573% 3/2/20274,5	276	209
	Tenet Healthcare Corp. 4.625% 7/15/2024	130	127
	Tenet Healthcare Corp. 4.875% 1/1/20261	5,600	5,307
	Tenet Healthcare Corp. 6.25% 2/1/20271	500	481
	Tenet Healthcare Corp. 5.125% 11/1/20271	265	247
	Tenet Healthcare Corp. 4.625% 6/15/20281	890	798
	Tenet Healthcare Corp. 6.125% 10/1/20281	740	664
	Tenet Healthcare Corp. 4.25% 6/1/20291	990	859
	Tenet Healthcare Corp. 4.375% 1/15/20301	1,340	1,162
	Tenet Healthcare Corp. 6.875% 11/15/2031	100	90
	Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024	3,379	3,319
	Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025	1,984	1,976
	Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026	3,314	2,905
	Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027	570	516
	Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028	1,888	1,845
	Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029	6,865	6,123
	Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046	412	253
	Valeant Pharmaceuticals International, Inc. 5.50% 11/1/20251	4,190	3,568
			82,566

Industrials	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/20261	990	954
8.97%	ADT Security Corp. 4.125% 8/1/20291	200	170
	Allison Transmission Holdings, Inc. 3.75% 1/30/20311	1,235	1,017
	Ashtead Capital, Inc. 5.50% 8/11/20321	600	576
	Atkore, Inc. 4.25% 6/1/20311	385	331
	Atlantic Aviation FBO, Inc., Term Loan,
	(3-month USD-LIBOR + 5.75%) 10.134% 9/21/20294,5	2,899	2,813
	ATS Automation Tooling Systems, Inc. 4.125% 12/15/20281	275	238
	Avis Budget Car Rental, LLC 5.75% 7/15/20271	885	802
	Avis Budget Group, Inc. 5.375% 3/1/20291	1,215	1,041
	Avolon Holdings Funding, Ltd. 5.25% 5/15/20241	660	647
	Avolon Holdings Funding, Ltd. 2.528% 11/18/20271	2,098	1,680
	BlueLinx Holdings, Inc. 6.00% 11/15/20291	500	416
	Bohai Financial Investment Holding Co., Ltd. 4.50% 3/15/20231	132	132
	Bombardier, Inc. 7.50% 3/15/20251	593	588
	Bombardier, Inc. 7.125% 6/15/20261	3,395	3,300
	Bombardier, Inc. 7.875% 4/15/20271	3,978	3,867
	Bombardier, Inc. 6.00% 2/15/20281	1,335	1,236
	Bombardier, Inc. 7.45% 5/1/20341	450	452

American Funds Insurance Series    235

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Industrials	Builders FirstSource, Inc. 4.25% 2/1/20321	USD735	$ 597
(continued)	BWX Technologies, Inc. 4.125% 6/30/20281	515	464
	BWX Technologies, Inc. 4.125% 4/15/20291	1,005	881
	Chart Industries, Inc. 7.50% 1/1/20301	523	526
	Clarivate Science Holdings Corp. 3.875% 7/1/20281	1,595	1,384
	Clarivate Science Holdings Corp. 4.875% 7/1/20291	1,265	1,077
	Clean Harbors, Inc. 4.875% 7/15/20271	766	727
	CoreLogic, Inc. 4.50% 5/1/20281	4,279	3,288
	CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/20294,5	660	480
	Covanta Holding Corp. 4.875% 12/1/20291	1,295	1,063
	Covanta Holding Corp. 5.00% 9/1/2030	1,590	1,287
	Dun & Bradstreet Corp. 5.00% 12/15/20291	1,585	1,358
	Garda World Security Corp. 6.00% 6/1/20291	150	122
	GFL Environmental, Inc. 3.50% 9/1/20281	765	673
	Harsco Corp. 5.75% 7/31/20271	700	554
	Herc Holdings, Inc. 5.50% 7/15/20271	200	187
	Howmet Aerospace, Inc. 5.95% 2/1/2037	150	146
	Icahn Enterprises Finance Corp. 4.75% 9/15/2024	1,080	1,038
	Icahn Enterprises, LP 5.25% 5/15/2027	277	254
	Icahn Enterprises, LP 4.375% 2/1/2029	675	572
	JELD-WEN Holding, Inc. 4.875% 12/15/20271	543	410
	LABL Escrow Issuer, LLC 6.75% 7/15/20261	450	425
	LABL Escrow Issuer, LLC 10.50% 7/15/20271	1,310	1,221
	LSC Communications, Inc. 8.75% 10/15/20231,2,3	8,933	27
	LSC Communications, Inc., Term Loan B,
	(3-month USD-LIBOR + 4.50%) 7.75% 9/30/20222,3,4,5	301	1
	Masonite International Corp. 3.50% 2/15/20301	530	429
	MasTec, Inc. 4.50% 8/15/20281	460	413
	Mileage Plus Holdings, LLC 6.50% 6/20/20271	3,543	3,530
	Mueller Water Products, Inc. 4.00% 6/15/20291	275	242
	Park River Holdings, Inc. 5.625% 2/1/20291	775	517
	PGT Innovations, Inc. 4.375% 10/1/20291	1,125	943
	Pitney Bowes, Inc. 6.875% 3/15/20271	600	514
	PM General Purchaser, LLC 9.50% 10/1/20281	2,428	1,855
	Prime Security Services Borrower, LLC 3.375% 8/31/20271	475	411
	Prime Security Services Borrower, LLC 6.25% 1/15/20281	627	572
	R.R. Donnelley & Sons Co. 6.125% 11/1/20261	375	351
	Roller Bearing Company of America, Inc. 4.375% 10/15/20291	170	147
	Rolls-Royce PLC 5.75% 10/15/20271	720	687
	Sensata Technologies, Inc. 3.75% 2/15/20311	500	412
	SkyMiles IP, Ltd. 4.75% 10/20/20281	1,975	1,859
	Spirit AeroSystems, Inc. 4.60% 6/15/2028	1,410	1,141
	Spirit AeroSystems, Inc. 9.375% 11/30/20291	980	1,033
	SRS Distribution, Inc. 4.625% 7/1/20281	480	426
	Stericycle, Inc. 5.375% 7/15/20241	1,135	1,120
	Stericycle, Inc. 3.875% 1/15/20291	940	821
	The Brink’s Co. 4.625% 10/15/20271	719	659
	The Hertz Corp. 5.00% 12/1/20291	380	289
	Titan International, Inc. 7.00% 4/30/2028	750	709
	TransDigm, Inc. 6.25% 3/15/20261	1,638	1,619
	TransDigm, Inc. 6.875% 5/15/2026	460	450
	TransDigm, Inc. 6.375% 6/15/2026	240	234
	TransDigm, Inc. 5.50% 11/15/2027	855	805
	TransDigm, Inc. 4.625% 1/15/2029	155	137
	TransDigm, Inc. 4.875% 5/1/2029	220	192
	Triumph Group, Inc. 8.875% 6/1/20241	633	645
	Triumph Group, Inc. 6.25% 9/15/20241	4,812	4,569
	Triumph Group, Inc. 7.75% 8/15/2025	1,260	1,074
	Uber Technologies, Inc. 8.00% 11/1/20261	498	501
	United Airlines, Inc. 4.375% 4/15/20261	285	265
	United Airlines, Inc. 4.625% 4/15/20291	505	441

236    American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Industrials	United Rentals, Inc. 4.875% 1/15/2028	USD680	$ 646
(continued)	United Rentals, Inc. 6.00% 12/15/20291	910	906
	United Rentals, Inc. 3.875% 2/15/2031	525	441
	United Rentals, Inc. 3.75% 1/15/2032	450	368
	Vertical U.S. Newco, Inc. 5.25% 7/15/20271	1,495	1,330
	WESCO Distribution, Inc. 7.125% 6/15/20251	675	685
	WESCO Distribution, Inc. 7.25% 6/15/20281	825	837
	Western Global Airlines, LLC 10.375% 8/15/20251	475	357
			74,604

Financials	Advisor Group Holdings, LLC 6.25% 3/1/20281	2,191	2,017
7.26%	AG Merger Sub II, Inc. 10.75% 8/1/20271	3,800	3,852
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/20271	1,058	1,069
	Alliant Holdings Intermediate, LLC 4.25% 10/15/20271	890	798
	Alliant Holdings Intermediate, LLC 6.75% 10/15/20271	1,741	1,569
	Alliant Holdings Intermediate, LLC 5.875% 11/1/20291	1,560	1,285
	AmWINS Group, Inc. 4.875% 6/30/20291	1,260	1,070
	Aretec Escrow Issuer, Inc. 7.50% 4/1/20291	2,875	2,379
	Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/20294,5	1,245	1,096
	AssuredPartners, Inc. 8.00% 5/15/20271	437	419
	AssuredPartners, Inc. 5.625% 1/15/20291	365	301
	Blackstone Private Credit Fund 7.05% 9/29/20251	640	636
	BroadStreet Partners, Inc. 5.875% 4/15/20291	575	490
	Castlelake Aviation Finance DAC 5.00% 4/15/20271	1,115	972
	Coinbase Global, Inc. 3.375% 10/1/20281	1,320	699
	Coinbase Global, Inc. 3.625% 10/1/20311	1,090	526
	Compass Diversified Holdings 5.25% 4/15/20291	4,150	3,557
	Compass Diversified Holdings 5.00% 1/15/20321	1,230	979
	Credit Acceptance Corp. 5.125% 12/31/20241	275	259
	Digital Currency Group, Inc., Term Loan,
	(3-month USD-LIBOR + 7.00%) 8.00% 11/30/20263,4,5	823	715
	Digital Currency Group, Inc., Term Loan, 8.75% 11/30/20263,4	1,097	879
	FS Energy and Power Fund 7.50% 8/15/20231	2,784	2,793
	Hightower Holding, LLC 6.75% 4/15/20291	905	761
	HUB International, Ltd. 7.00% 5/1/20261	2,080	2,040
	HUB International, Ltd. 5.625% 12/1/20291	240	210
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/20321	725	603
	JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)7	160	132
	JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)7	490	468
	LPL Holdings, Inc. 4.625% 11/15/20271	1,592	1,490
	LPL Holdings, Inc. 4.00% 3/15/20291	1,900	1,656
	LPL Holdings, Inc. 4.375% 5/15/20311	1,135	967
	MGIC Investment Corp. 5.25% 8/15/2028	525	485
	MSCI, Inc. 4.00% 11/15/20291	900	785
	MSCI, Inc. 3.625% 9/1/20301	66	55
	MSCI, Inc. 3.875% 2/15/20311	1,450	1,208
	MSCI, Inc. 3.625% 11/1/20311	2,055	1,702
	MSCI, Inc. 3.25% 8/15/20331	945	731
	National Financial Partners Corp. 6.875% 8/15/20281	739	611
	Navient Corp. 5.50% 1/25/2023	684	684
	Navient Corp. 6.125% 3/25/2024	1,047	1,027
	Navient Corp. 5.875% 10/25/2024	1,405	1,362
	Navient Corp. 6.75% 6/25/2025	550	529
	Navient Corp. 6.75% 6/15/2026	640	608
	Navient Corp. 5.00% 3/15/2027	2,883	2,529
	Navient Corp. 4.875% 3/15/2028	320	264
	Navient Corp. 5.50% 3/15/2029	2,280	1,864
	Navient Corp. 5.625% 8/1/2033	1,478	1,056
	OneMain Finance Corp. 3.875% 9/15/2028	206	164

American Funds Insurance Series    237

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Financials	OneMain Holdings, Inc. 7.125% 3/15/2026	USD1,335	$ 1,272
(continued)	Owl Rock Capital Corp. 3.75% 7/22/2025	600	555
	Owl Rock Capital Corp. 3.40% 7/15/2026	290	254
	Owl Rock Capital Corp. II 4.625% 11/26/20241	450	428
	Owl Rock Capital Corp. III 3.125% 4/13/2027	600	495
	Owl Rock Core Income Corp. 4.70% 2/8/2027	800	722
	Oxford Finance, LLC 6.375% 2/1/20271	1,893	1,764
	Quicken Loans, LLC 3.625% 3/1/20291	455	361
	Rocket Mortgage, LLC 2.875% 10/15/20261	520	447
	Ryan Specialty Group, LLC 4.375% 2/1/20301	615	533
	Springleaf Finance Corp. 6.125% 3/15/2024	367	356
	Springleaf Finance Corp. 6.625% 1/15/2028	340	314
	Starwood Property Trust, Inc. 4.375% 1/15/20271	570	500
			60,352

Information	Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/20244,5	270	239
technology	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/20254,5	3,899	2,932
4.50%	Black Knight, Inc. 3.625% 9/1/20281	410	357
	Block, Inc. 2.75% 6/1/2026	1,455	1,302
	Block, Inc. 3.50% 6/1/2031	1,570	1,255
	BMC Software, Inc. 7.125% 10/2/20251	180	175
	BMC Software, Inc. 9.125% 3/1/20261	240	227
	BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/20264,5	1,170	1,080
	Booz Allen Hamilton, Inc. 3.875% 9/1/20281	450	399
	Booz Allen Hamilton, Inc. 4.00% 7/1/20291	580	511
	CDK Global, Inc. 7.25% 6/15/20291	1,460	1,430
	Ciena Corp. 4.00% 1/31/20301	440	388
	CommScope Finance, LLC 6.00% 3/1/20261	430	398
	CommScope Finance, LLC 8.25% 3/1/20271	360	280
	CommScope Technologies, LLC 6.00% 6/15/20251	380	347
	CommScope Technologies, LLC 5.00% 3/15/20271	220	150
	Condor Merger Sub, Inc. 7.375% 2/15/20301	400	322
	Diebold Nixdorf, Inc. 9.375% 7/15/20251	7,523	5,380
	Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/20261,3,6	1,324	797
	Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/20253,4,5	2,084	1,404
	Elastic NV 4.125% 7/15/20291	350	283
	Entegris Escrow Corp. 4.75% 4/15/20291	790	722
	Fair Isaac Corp. 4.00% 6/15/20281	1,195	1,087
	Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/20244,5	EUR846	783
	Gartner, Inc. 4.50% 7/1/20281	USD2,098	1,960
	Gartner, Inc. 3.625% 6/15/20291	154	135
	Gartner, Inc. 3.75% 10/1/20301	1,001	864
	GoDaddy Operating Co. 5.25% 12/1/20271	390	370
	GoDaddy Operating Co. 3.50% 3/1/20291	210	176
	Imola Merger Corp. 4.75% 5/15/20291	300	261
	MicroStrategy, Inc. 6.125% 6/15/20281	325	233
	MoneyGram International, Inc. 5.375% 8/1/20261	875	888
	NCR Corp. 5.125% 4/15/20291	1,759	1,474
	NortonLifeLock, Inc. 7.125% 9/30/20301	255	251
	Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/20294,5	355	347
	Rocket Software, Inc. 6.50% 2/15/20291	455	359
	Sabre GLBL, Inc. 7.375% 9/1/20251	133	128
	Sabre GLBL, Inc. 11.25% 12/15/20271	877	904
	Sabre Holdings Corp. 9.25% 4/15/20251	1,152	1,149
	Synaptics, Inc. 4.00% 6/15/20291	375	316
	Tibco Software, Inc., Term Loan A,
	(3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/20284,5	1,255	1,117
	UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 6.998% 5/4/20264,5	465	443
	UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/20274,5	1,970	1,820

238    American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Information	Unisys Corp. 6.875% 11/1/20271	USD1,385	$ 1,065
technology	VeriSign, Inc. 5.25% 4/1/2025	132	132
(continued)	Veritas US, Inc. 7.50% 9/1/20251	285	197
	Viavi Solutions, Inc. 3.75% 10/1/20291	230	194
	Xerox Corp. 5.50% 8/15/20281	435	349
			37,380

Consumer staples	Albertsons Companies, Inc. 4.625% 1/15/20271	1,060	987
4.14%	Albertsons Companies, Inc. 5.875% 2/15/20281	190	181
	Albertsons Companies, Inc. 3.50% 3/15/20291	3,468	2,917
	Albertsons Companies, Inc. 4.875% 2/15/20301	615	550
	B&G Foods, Inc. 5.25% 4/1/2025	1,377	1,210
	B&G Foods, Inc. 5.25% 9/15/2027	2,093	1,608
	Central Garden & Pet Co. 4.125% 10/15/2030	600	494
	Central Garden & Pet Co. 4.125% 4/30/20311	1,005	833
	Coty, Inc. 5.00% 4/15/20261	700	665
	Coty, Inc. 6.50% 4/15/20261	460	442
	Coty, Inc. 4.75% 1/15/20291	1,260	1,142
	Darling Ingredients, Inc. 5.25% 4/15/20271	329	317
	Darling Ingredients, Inc. 6.00% 6/15/20301	1,205	1,180
	Edgewell Personal Care Co. 5.50% 6/1/20281	275	258
	Energizer Holdings, Inc. 4.375% 3/31/20291	545	463
	Ingles Markets, Inc. 4.00% 6/15/20311	345	291
	Kraft Heinz Company 3.875% 5/15/2027	275	263
	Kraft Heinz Company 4.375% 6/1/2046	306	250
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/20261	1,953	1,692
	Kronos Acquisition Holdings, Inc. 7.00% 12/31/20271	3,040	2,504
	Lamb Weston Holdings, Inc. 4.125% 1/31/20301	2,615	2,313
	Lamb Weston Holdings, Inc. 4.375% 1/31/20321	715	626
	Nestle Skin Health SA, Term Loan B3,
	(3-month USD-LIBOR + 3.75%) 8.48% 10/1/20264,5	784	753
	Performance Food Group, Inc. 5.50% 10/15/20271	705	666
	Performance Food Group, Inc. 4.25% 8/1/20291	483	419
	Post Holdings, Inc. 5.625% 1/15/20281	1,199	1,130
	Post Holdings, Inc. 5.50% 12/15/20291	811	736
	Post Holdings, Inc. 4.625% 4/15/20301	3,355	2,901
	Post Holdings, Inc. 4.50% 9/15/20311	1,350	1,137
	Prestige Brands International, Inc. 5.125% 1/15/20281	103	97
	Prestige Brands International, Inc. 3.75% 4/1/20311	1,275	1,053
	Simmons Foods, Inc. 4.625% 3/1/20291	993	810
	TreeHouse Foods, Inc. 4.00% 9/1/2028	1,415	1,205
	United Natural Foods, Inc. 6.75% 10/15/20281	2,030	1,954
	US Foods, Inc. 4.625% 6/1/20301	460	406
			34,453

Real estate	Anywhere Real Estate Group, LLC 5.75% 1/15/20291	2,213	1,677
3.45%	Anywhere Real Estate Group, LLC 5.25% 4/15/20301	957	699
	Brookfield Property REIT, Inc. 5.75% 5/15/20261	1,304	1,193
	Brookfield Property REIT, Inc. 4.50% 4/1/20271	194	162
	Forestar Group, Inc. 3.85% 5/15/20261	465	408
	Forestar Group, Inc. 5.00% 3/1/20281	92	79
	Hospitality Properties Trust 4.35% 10/1/2024	145	132
	Howard Hughes Corp. 5.375% 8/1/20281	1,447	1,306
	Howard Hughes Corp. 4.125% 2/1/20291	2,043	1,714
	Howard Hughes Corp. 4.375% 2/1/20311	2,258	1,830
	Iron Mountain, Inc. 4.875% 9/15/20271	1,616	1,489
	Iron Mountain, Inc. 5.25% 3/15/20281	1,214	1,119
	Iron Mountain, Inc. 5.00% 7/15/20281	367	330

American Funds Insurance Series    239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Real estate	Iron Mountain, Inc. 5.25% 7/15/20301	USD2,880	$ 2,509
(continued)	Iron Mountain, Inc. 4.50% 2/15/20311	950	783
	Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029	2,505	1,989
	Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030	2,545	1,944
	Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031	2,050	1,546
	Ladder Capital Finance Holdings LLLP 5.25% 10/1/20251	740	697
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/20271	1,429	1,203
	Ladder Capital Finance Holdings LLLP 4.75% 6/15/20291	100	81
	Medical Properties Trust, Inc. 5.00% 10/15/2027	638	538
	Medical Properties Trust, Inc. 3.50% 3/15/2031	239	164
	Park Intermediate Holdings, LLC 4.875% 5/15/20291	820	695
	RHP Hotel Properties, LP 4.50% 2/15/20291	535	462
	RLJ Lodging Trust, LP 4.00% 9/15/20291	800	650
	VICI Properties, LP 3.50% 2/15/20251	261	247
	VICI Properties, LP 4.625% 6/15/20251	620	595
	VICI Properties, LP 3.875% 2/15/20291	1,111	975
	VICI Properties, LP 4.625% 12/1/20291	184	168
	VICI Properties, LP 4.125% 8/15/20301	330	289
	WeWork Companies, LLC 5.00% 7/10/20251	2,985	992
			28,665

Utilities	AmeriGas Partners, LP 5.875% 8/20/2026	80	76
3.20%	AmeriGas Partners, LP 5.75% 5/20/2027	324	302
	Calpine Corp. 4.50% 2/15/20281	150	134
	Calpine Corp. 5.125% 3/15/20281	518	463
	Calpine Corp. 3.75% 3/1/20311	500	403
	DPL, Inc. 4.125% 7/1/2025	555	522
	Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)7	1,155	1,113
	FirstEnergy Corp. 2.65% 3/1/2030	624	510
	FirstEnergy Corp. 2.25% 9/1/2030	980	780
	FirstEnergy Corp. 7.375% 11/15/2031	337	380
	FirstEnergy Corp. 3.40% 3/1/2050	510	337
	FirstEnergy Corp., Series C, 5.35% 7/15/20477	475	425
	FirstEnergy Transmission, LLC 2.866% 9/15/20281	265	232
	FirstEnergy Transmission, LLC 4.55% 4/1/20491	100	81
	NextEra Energy Partners, LP 4.25% 7/15/20241	122	118
	NRG Energy, Inc. 3.625% 2/15/20311	845	644
	Pacific Gas and Electric Co. 5.45% 6/15/2027	335	331
	Pacific Gas and Electric Co. 2.10% 8/1/2027	116	99
	Pacific Gas and Electric Co. 3.30% 12/1/2027	124	110
	Pacific Gas and Electric Co. 3.75% 7/1/2028	10	9
	Pacific Gas and Electric Co. 4.55% 7/1/2030	213	194
	Pacific Gas and Electric Co. 2.50% 2/1/2031	393	306
	Pacific Gas and Electric Co. 3.25% 6/1/2031	107	87
	Pacific Gas and Electric Co. 3.30% 8/1/2040	280	190
	Pacific Gas and Electric Co. 3.50% 8/1/2050	1,000	625
	PG&E Corp. 5.00% 7/1/2028	3,150	2,881
	PG&E Corp. 5.25% 7/1/2030	3,040	2,771
	Talen Energy Corp. 10.50% 1/15/20261,2	2,987	1,434
	Talen Energy Corp. 7.25% 5/15/20271	5,189	5,395
	Talen Energy Corp. 6.625% 1/15/20281	130	133
	Talen Energy Corp., Term Loan,
	(3-month USD CME Term SOFR + 4.75%) 9.008% 11/13/20234,5	3,085	3,116
	Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/20264,5	500	508
	Talen Energy Supply, LLC 7.625% 6/1/20281	489	511

240    American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Corporate bonds, notes & loans (continued)

Utilities	Targa Resources Partners, LP 4.00% 1/15/2032	USD190	$160
(continued)	Venture Global Calcasieu Pass, LLC 3.875% 8/15/20291	1,190	1,043
	Vistra Operations Co., LLC 3.55% 7/15/20241	231	222
			26,645
	Total corporate bonds, notes & loans
			736,042
Mortgage-backed obligations 0.08%

Collateralized	Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/20331,3	712	630
mortgage-backed	Total bonds, notes & other debt instruments (cost: $842,910,000)
			736,672
obligations

0.08%
Convertible bonds & notes 0.06%

Communication	DISH DBS Corp., convertible notes, 3.375% 8/15/2026	635	399
services

0.05%

Energy	Mesquite Energy, Inc., convertible notes, 13.14% Cash 7/15/20231,3,6	79	79
0.01%	Total convertible bonds & notes (cost: $720,000)
			478

Convertible stocks 0.11%		Shares

Utilities	PG&E Corp., convertible preferred units, 5.50% 8/16/2023	3,350	483
0.06%

Financials	2020 Cash Mandatory Exchangeable Trust,
0.05%	convertible preferred shares, 5.25% 6/1/20231	411	472
	Total convertible stocks (cost: $657,000)		955
Common stocks 4.45%

Health care	Rotech Healthcare, Inc.3,8,9	201,793	21,591
2.60%

Energy	Chesapeake Energy Corp.	29,829	2,815
1.15%	Weatherford International8	33,659	1,714
	Ascent Resources - Utica, LLC, Class A3,8,9	6,297,894	1,260
	Denbury, Inc.8	13,380	1,164
	Diamond Offshore Drilling, Inc.8	110,972	1,154
	California Resources Corp.	17,202	748
	Constellation Oil Services Holding SA, Class B-13,8	3,449,949	380
	Altera Infrastructure, LP3,8	3,550	282
	McDermott International, Ltd.8	82,509	26
	Mesquite Energy, Inc.3,8	3,558	21
	Bighorn Permian Resources, LLC3	2,894	—10
			9,564

Financials	Jonah Energy Parent, LLC3	38,716	2,289
0.32%	Navient Corp.	20,000	329

			2,618

American Funds Insurance Series    241

American High-Income Trust (continued)

Common stocks (continued)			Value
		Shares	(000)

Consumer	NMG Parent, LLC8	9,965	$1,520
discretionary	MYT Holding Co., Class B3,8	608,846	913
0.29%
			2,433

Information	MoneyGram International, Inc.8	41,400	451
technology

0.05%

Communication	Intelsat SA3,8	8,164	196
services	iHeartMedia, Inc., Class A8	22,639	139
0.04%
			335

	Total common stocks (cost: $13,251,000)
			36,992
Preferred securities 0.32%

Consumer	MYT Holdings, LLC, Series A, 10.00% preferred shares3,8	2,095,904	2,201
discretionary

0.27%

Industrials	ACR III LSC Holdings, LLC, Series B, preferred shares1,3,8	1,022	428
0.05%	Total preferred securities (cost: $2,933,000)
			2,629

Rights & warrants 0.10%

Consumer	NMG Parent, LLC, warrants, expire 9/24/20278	27,111	826
discretionary

0.10%

Communication	Intelsat Jackson Holdings SA (CVR), Series A3,8	855	6
services	Intelsat Jackson Holdings SA (CVR), Series B3,8	855	6
0.00%
			12

	Total rights & warrants (cost: $173,000)
			838
Short-term securities 4.64%

Money market investments 4.64%

	Capital Group Central Cash Fund 4.31%11,12	385,690	38,565
	Total short-term securities (cost: $38,557,000)		38,565
	Total investment securities 98.27% (cost: $899,201,000)
			817,129
	Other assets less liabilities 1.73%		14,425
	Net assets 100.00%
			$831,554

242    American Funds Insurance Series

American High-Income Trust (continued)

Futures contracts

									Value and
									unrealized
								(depreciation)
							Notional	appreciation
			Number of				amount	at 12/31/2022
Contracts		Type	contracts		Expiration		(000)		(000)

5 Year U.S. Treasury Note Futures		Long	63		March 2023		USD6,799		$(98)
10 Year U.S. Treasury Note Futures		Short	14		March 2023		(1,572)		10
30 Year Ultra U.S. Treasury Bond Futures		Short	1		March 2023		(134)		—10

									$(88)
Swap contracts

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
							Upfront	Unrealized
				Notional	Value at		premium	depreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022		paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)		(000)		(000)

CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	USD8,050	$(50)		$104		$(154)
Investments in affiliates12
			Value of			Net	Net	Value of
			affiliate at		realized		unrealized	affiliate at	Dividend
			1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income
			(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%11			$17,238	$219,950	$198,620	$(7)	$4	$38,565	$610
Restricted securities9
									Percent
			Acquisition		Cost		Value		of net
				date	(000)		(000)		assets

Rotech Healthcare, Inc.3,8			9/26/2013		$4,331		$21,591		2.60%
Ascent Resources - Utica, LLC, Class A3,8			11/15/2016		302		1,260.15
Total
					$4,633		$22,851		2.75%

American Funds Insurance Series    243

American High-Income Trust (continued)

1Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $544,764,000, which represented 65.51% of the net assets of the fund.

2Scheduled interest and/or principal payment was not received.

3Value determined using significant unobservable inputs.

4Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,672,000, which represented 3.09% of the net assets of the fund.

5Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.

7Step bond; coupon rate may change at a later date.

8Security did not produce income during the last 12 months.

9Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $22,851,000, which represented 2.75% of the net assets of the fund.

10Amount less than one thousand.

11Rate represents the seven-day yield at 12/31/2022.

12Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

244    American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 94.91%		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations 80.19%

Federal agency	Fannie Mae Pool #695412 5.00% 6/1/20331	USD—2	$—2
mortgage-backed	Fannie Mae Pool #AD3566 5.00% 10/1/20351	2	2
obligations	Fannie Mae Pool #256583 5.00% 12/1/20361	32	32
77.35%	Fannie Mae Pool #931768 5.00% 8/1/20391	1	1
	Fannie Mae Pool #AC0794 5.00% 10/1/20391	5	5
	Fannie Mae Pool #932606 5.00% 2/1/20401	2	2
	Fannie Mae Pool #AE1248 5.00% 6/1/20411	8	8
	Fannie Mae Pool #MA4387 2.00% 7/1/20411	19	16
	Fannie Mae Pool #AJ1873 4.00% 10/1/20411	7	6
	Fannie Mae Pool #AE1274 5.00% 10/1/20411	7	7
	Fannie Mae Pool #AE1277 5.00% 11/1/20411	5	5
	Fannie Mae Pool #MA4501 2.00% 12/1/20411	370	312
	Fannie Mae Pool #AE1283 5.00% 12/1/20411	2	2
	Fannie Mae Pool #MA4540 2.00% 2/1/20421	530	447
	Fannie Mae Pool #AE1290 5.00% 2/1/20421	4	4
	Fannie Mae Pool #MA4570 2.00% 3/1/20421	120	102
	Fannie Mae Pool #AT0300 3.50% 3/1/20431	1	1
	Fannie Mae Pool #AT3954 3.50% 4/1/20431	2	2
	Fannie Mae Pool #AY1829 3.50% 12/1/20441	2	2
	Fannie Mae Pool #FM9416 3.50% 7/1/20451	374	346
	Fannie Mae Pool #BH3122 4.00% 6/1/20471	1	1
	Fannie Mae Pool #BJ5015 4.00% 12/1/20471	39	37
	Fannie Mae Pool #BK5232 4.00% 5/1/20481	20	19
	Fannie Mae Pool #BK6840 4.00% 6/1/20481	27	25
	Fannie Mae Pool #BK9743 4.00% 8/1/20481	8	8
	Fannie Mae Pool #BK9761 4.50% 8/1/20481	5	5
	Fannie Mae Pool #FM3280 3.50% 5/1/20491	98	91
	Fannie Mae Pool #CA5496 3.00% 4/1/20501,3	1,215	1,089
	Fannie Mae Pool #CA5968 2.50% 6/1/20501	54	46
	Fannie Mae Pool #CA6593 2.50% 8/1/20501	560	482
	Fannie Mae Pool #CA7257 2.50% 10/1/20501	126	109
	Fannie Mae Pool #BQ3005 2.50% 10/1/20501	82	70
	Fannie Mae Pool #MA4208 2.00% 12/1/20501	13	10
	Fannie Mae Pool #CA8955 2.50% 2/1/20511	66	57
	Fannie Mae Pool #CB0290 2.00% 4/1/20511	116	95
	Fannie Mae Pool #MA4305 2.00% 4/1/20511	1	1
	Fannie Mae Pool #CB0041 3.00% 4/1/20511	211	188
	Fannie Mae Pool #FM7687 3.00% 6/1/20511	278	247
	Fannie Mae Pool #FM7900 2.50% 7/1/20511	28	24
	Fannie Mae Pool #CB1527 2.50% 9/1/20511	450	382
	Fannie Mae Pool #FS0965 2.00% 11/1/20511	3	2
	Fannie Mae Pool #FM9492 2.50% 11/1/20511	464	397
	Fannie Mae Pool #FM9694 2.50% 11/1/20511	230	197
	Fannie Mae Pool #CB2286 2.50% 12/1/20511	764	653
	Fannie Mae Pool #BU3058 2.50% 12/1/20511	295	251
	Fannie Mae Pool #FM9804 2.50% 12/1/20511	247	212
	Fannie Mae Pool #FM9976 3.00% 12/1/20511	100	89
	Fannie Mae Pool #CB2544 3.00% 1/1/20521	280	248
	Fannie Mae Pool #BV3870 2.50% 2/1/20521	405	344
	Fannie Mae Pool #FS0523 2.50% 2/1/20521	380	325
	Fannie Mae Pool #BV8569 2.50% 4/1/20521	1,274	1,081
	Fannie Mae Pool #MA4578 2.50% 4/1/20521	204	173
	Fannie Mae Pool #CB4274 2.50% 7/1/20521	179	152
	Fannie Mae Pool #BW0004 3.50% 7/1/20521	300	273
	Fannie Mae Pool #CB4159 4.00% 7/1/20521	22	20
	Fannie Mae Pool #MA4700 4.00% 8/1/20521	1,967	1,847
	Fannie Mae Pool #BV8024 4.00% 8/1/20521	28	26
	Fannie Mae Pool #BW7326 4.00% 9/1/20521	24	22
	Fannie Mae Pool #BW9348 4.00% 9/1/20521	21	20
	Fannie Mae Pool #BW8103 4.00% 9/1/20521	20	18
	Fannie Mae Pool #BW9823 4.50% 9/1/20521	45	44

American Funds Insurance Series    245

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #CB5208 5.00% 9/1/20521	USD599	$ 591
mortgage-backed	Fannie Mae Pool #BW8980 4.00% 10/1/20521	77	72
obligations	Fannie Mae Pool #BW1210 4.00% 10/1/20521	58	54
(continued)	Fannie Mae Pool #BW7356 4.00% 10/1/20521	48	45
	Fannie Mae Pool #BX0509 4.00% 10/1/20521	21	20
	Fannie Mae Pool #BW7795 4.50% 10/1/20521	477	460
	Fannie Mae Pool #MA4784 4.50% 10/1/20521	4	4
	Fannie Mae Pool #BW7121 5.00% 10/1/20521	577	570
	Fannie Mae Pool #CB5380 5.00% 10/1/20521	203	200
	Fannie Mae Pool #MA4803 3.50% 11/1/20521	38	34
	Fannie Mae Pool #MA4804 4.00% 11/1/20521	575	540
	Fannie Mae Pool #BW1310 4.00% 11/1/20521	22	21
	Fannie Mae Pool #BX1516 4.50% 11/1/20521	469	452
	Fannie Mae Pool #MA4841 5.00% 12/1/20521	1,000	987
	Fannie Mae Pool #MA4866 4.00% 1/1/20531	68	64
	Fannie Mae Pool #MA4868 5.00% 1/1/20531	495	489
	Fannie Mae Pool #BF0379 3.50% 4/1/20591	146	134
	Fannie Mae Pool #BF0481 3.50% 6/1/20601	173	159
	Fannie Mae Pool #BF0497 3.00% 7/1/20601	53	46
	Fannie Mae Pool #BF0585 4.50% 12/1/20611	56	54
	Freddie Mac Pool #ZA1922 5.00% 2/1/20261	1	1
	Freddie Mac Pool #ZS8950 5.00% 10/1/20291	2	2
	Freddie Mac Pool #A18781 5.00% 3/1/20341	623	637
	Freddie Mac Pool #RB5138 2.00% 12/1/20411	102	86
	Freddie Mac Pool #RB5145 2.00% 2/1/20421	94	79
	Freddie Mac Pool #RB5148 2.00% 3/1/20421	597	504
	Freddie Mac Pool #Q15874 4.00% 2/1/20431	1	1
	Freddie Mac Pool #760012 3.113% 4/1/20451,4	39	38
	Freddie Mac Pool #760013 3.208% 4/1/20451,4	23	22
	Freddie Mac Pool #760014 2.74% 8/1/20451,4	335	324
	Freddie Mac Pool #760015 2.561% 1/1/20471,4	63	60
	Freddie Mac Pool #Q47615 3.50% 4/1/20471	18	17
	Freddie Mac Pool #Q52069 3.50% 11/1/20471	28	26
	Freddie Mac Pool #Q55971 4.00% 5/1/20481	20	19
	Freddie Mac Pool #Q56175 4.00% 5/1/20481	19	18
	Freddie Mac Pool #Q55970 4.00% 5/1/20481	10	9
	Freddie Mac Pool #Q56599 4.00% 6/1/20481	28	27
	Freddie Mac Pool #Q58411 4.50% 9/1/20481	51	51
	Freddie Mac Pool #Q58436 4.50% 9/1/20481	28	27
	Freddie Mac Pool #Q58378 4.50% 9/1/20481	20	20
	Freddie Mac Pool #RA1339 3.00% 9/1/20491,3	1,531	1,360
	Freddie Mac Pool #QA2748 3.50% 9/1/20491	19	18
	Freddie Mac Pool #SD7512 3.00% 2/1/20501	160	143
	Freddie Mac Pool #SD8106 2.00% 11/1/20501	597	488
	Freddie Mac Pool #SD8128 2.00% 2/1/20511	2	2
	Freddie Mac Pool #SD8134 2.00% 3/1/20511	3	3
	Freddie Mac Pool #RA5288 2.00% 5/1/20511	327	268
	Freddie Mac Pool #RA6406 2.00% 11/1/20511	80	65
	Freddie Mac Pool #SD7548 2.50% 11/1/20511	1,100	947
	Freddie Mac Pool #SD1385 2.50% 11/1/20511	68	58
	Freddie Mac Pool #SD7552 2.50% 1/1/20521	396	338
	Freddie Mac Pool #RA6598 3.50% 1/1/20521	196	179
	Freddie Mac Pool #SD7550 3.00% 2/1/20521	404	361
	Freddie Mac Pool #SD0873 3.50% 2/1/20521,3	1,203	1,113
	Freddie Mac Pool #QD7089 3.50% 2/1/20521	9	9
	Freddie Mac Pool #SD1450 2.50% 3/1/20521	3,355	2,879
	Freddie Mac Pool #SD7553 3.00% 3/1/20521	325	289
	Freddie Mac Pool #QE6097 2.50% 7/1/20521	197	168
	Freddie Mac Pool #SD8237 4.00% 8/1/20521	1,523	1,430
	Freddie Mac Pool #QE9057 4.00% 8/1/20521	18	17
	Freddie Mac Pool #SD8238 4.50% 8/1/20521	10	10

246    American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Pool #SD8244 4.00% 9/1/20521	USD651	$ 612
mortgage-backed	Freddie Mac Pool #QE9625 4.00% 9/1/20521	23	21
obligations	Freddie Mac Pool #RA7938 5.00% 9/1/20521	715	706
(continued)	Freddie Mac Pool #QF1464 4.00% 10/1/20521	22	21
	Freddie Mac Pool #SD8257 4.50% 10/1/20521	14	13
	Freddie Mac Pool #SD8264 3.50% 11/1/20521	1,232	1,121
	Freddie Mac Pool #SD8273 3.50% 11/1/20521	124	112
	Freddie Mac Pool #QF3364 4.00% 11/1/20521	35	33
	Freddie Mac Pool #SD1895 4.50% 11/1/20521	407	400
	Freddie Mac Pool #SD8280 6.50% 11/1/20521	920	944
	Freddie Mac Pool #SD8275 4.50% 12/1/20521	1,793	1,728
	Freddie Mac Pool #SD8276 5.00% 12/1/20521	55	54
	Freddie Mac Pool #SD8286 4.00% 1/1/20531	210	197
	Freddie Mac Pool #SD8288 5.00% 1/1/20531	132	130
	Freddie Mac Pool #SD8282 6.50% 1/1/20531	200	205
	Freddie Mac, Series K152, Class A2, Multi Family, 3.80% 10/25/20321,4	207	196
	Freddie Mac, Series K152, Class A2, Multi Family, 3.78% 11/25/20321	1,767	1,671
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA,
	3.00% 1/25/20561,4	134	126
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT,
	3.25% 7/25/20561	101	91
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA,
	3.00% 8/25/20561	209	194
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA,
	3.00% 8/25/20561,4	155	145
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT,
	3.00% 5/25/20571	112	98
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA,
	3.50% 8/25/20571	147	140
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT,
	3.50% 8/26/20581	31	28
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT,
	3.50% 10/25/20581	18	17
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1,
	3.50% 6/25/20281	306	293
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1,
	3.50% 11/25/20281	14	13
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1,
	3.50% 5/25/20321	469	453
	Government National Mortgage Assn. 2.00% 1/1/20531,5	174	146
	Government National Mortgage Assn. 2.50% 1/1/20531,5	207	180
	Government National Mortgage Assn. 3.00% 1/1/20531,5	388	346
	Government National Mortgage Assn. 3.50% 1/1/20531,5	178	163
	Government National Mortgage Assn. 5.00% 1/1/20531,5	7,330	7,264
	Government National Mortgage Assn. 5.50% 1/1/20531,5	1,198	1,205
	Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/20341	693	678
	Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/20381	510	488
	Government National Mortgage Assn. Pool #004410 4.00% 4/20/20391	54	52
	Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/20391	526	502
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/20391	81	86
	Government National Mortgage Assn. Pool #004823 4.00% 10/20/20401	83	79
	Government National Mortgage Assn. Pool #005104 5.00% 6/20/20411	169	170
	Government National Mortgage Assn. Pool #005142 4.50% 8/20/20411	12	12
	Government National Mortgage Assn. Pool #005165 6.50% 8/20/20411	83	84
	Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/20421	131	119
	Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/20421	198	182
	Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/20431	90	84
	Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/20441	1,034	997
	Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/20521	800	777
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/20521	140	133
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/20521	1,852	1,798

American Funds Insurance Series    247

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/20521	USD100	$97
mortgage-backed	Government National Mortgage Assn. Pool #AN1825 4.619% 6/20/20651	195	192
obligations	Government National Mortgage Assn. Pool #AO0461 4.628% 8/20/20651	65	64
(continued)	Government National Mortgage Assn. Pool #AO0409 4.617% 12/20/20651	128	126
	Government National Mortgage Assn. Pool #AO0385 4.498% 1/20/20661	519	510
	Government National Mortgage Assn. Pool #725897 5.20% 1/20/20661	1	1
	Uniform Mortgage-Backed Security 4.00% 1/1/20381,5	125	122
	Uniform Mortgage-Backed Security 2.00% 1/1/20531,5	1,191	969
	Uniform Mortgage-Backed Security 4.50% 1/1/20531,5	1,882	1,812
	Uniform Mortgage-Backed Security 5.50% 1/1/20531,5	4,837	4,851
	Uniform Mortgage-Backed Security 6.00% 1/1/20531,5	1,958	1,988
	Uniform Mortgage-Backed Security 6.50% 1/1/20531,5	3,690	3,780
	Uniform Mortgage-Backed Security 4.00% 2/1/20531,5	130	122
	Uniform Mortgage-Backed Security 6.00% 2/1/20531,5	1,132	1,148
			68,880

Collateralized	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/20301,4,6	74	72
mortgage-backed	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/20311,4,6	95	89
obligations (privately	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/20361,4,6	306	291
originated)	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/20611,4,6	181	171
1.79%	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/20661,4,6	87	74
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/20601,4,6	159	137
	GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/20661,4,6	28	24
	GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4,
	2.50% 10/25/20521,4,6	212	171
	Mello Warehouse Securitization Trust, Series 2021-3, Class A,
	(1-month USD-LIBOR + 0.85%) 5.239% 11/25/20551,4,6	175	169
	Mill City Mortgage Trust, Series 15-1, Class M2, 3.616% 6/25/20561,4,6	38	37
	Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2,
	2.50% 2/25/20521,4,6	138	111
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A,
	1.259% 11/25/20311,4,6	95	89
	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/20551,4,6	100	97
	Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 4/25/20551,4,6	10	10
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/20561,4,6	41	41
	Towd Point Mortgage Trust, Series 2017-5, Class A1, 4.989% 2/25/20571,4,6	10	10
			1,593

Commercial	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A,
mortgage-backed	(1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/20391,4,6	100	98
securities	BX Trust, Series 2022-CSMO, Class A,
1.05%	(1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/20271,4,6	100	99
	BX Trust, Series 2021-ARIA, Class A,
	(1-month USD-LIBOR + 0.899%) 5.217% 10/15/20361,4,6	606	578
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A,
	(1-month USD-LIBOR + 1.05%) 5.368% 10/15/20381,4,6	164	158
			933
	Total mortgage-backed obligations
			71,406
U.S. Treasury bonds & notes 12.04%

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20237	714	713
inflation-protected	U.S. Treasury Inflation-Protected Security 0.625% 4/15/20237	355	352
securities	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20237	522	516
10.83%	U.S. Treasury Inflation-Protected Security 0.625% 1/15/20243,7	3,621	3,546
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/20247	2,024	1,970
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20247	658	637
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20247	107	104

248    American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)			Principal amount	Value
			(000)	(000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20267		USD65	$61
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20317		1,202	1,067
securities	U.S. Treasury Inflation-Protected Security 0.75% 2/15/20427		426	357
(continued)	U.S. Treasury Inflation-Protected Security 1.00% 2/15/20497		385	322
				9,645

U.S. Treasury	U.S. Treasury 0.875% 1/31/2024		10	9
1.21%	U.S. Treasury 1.25% 8/15/2031		443	360
	U.S. Treasury 1.875% 2/15/2032		10	8
	U.S. Treasury 1.875% 2/15/20413		690	489
	U.S. Treasury 2.375% 2/15/2042		150	115
	U.S. Treasury 3.25% 5/15/2042		60	53
	U.S. Treasury 1.875% 11/15/2051		65	41

				1,075
	Total U.S. Treasury bonds & notes
				10,720
Asset-backed obligations 2.68%

	Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR,
	(3-month USD-LIBOR + 1.00%) 5.675% 11/20/20301,4,6		250	247
	Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A,
	1.42% 11/17/20331,6		54	50
	Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A,
	0.90% 10/17/20341,6		54	51
	Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95% 10/15/20271		540	545
	CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/20601,6		286	256
	CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/20261,6		67	66
	Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/20251,6		86	79
	Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/20691,6		116	101
	Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/20691,6		215	183
	Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/20621,6		193	171
	Nelnet Student Loan Trust, Series 2021-C, Class AFL,
	(1-month USD-LIBOR + 0.74%) 5.093% 4/20/20621,4,6		160	155
	New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1,
	1.91% 10/20/20611,6		530	449
	Santander Drive Auto Receivables Trust, Series 2022-6, Class A2, 4.37% 5/15/20251		35	35
				2,388
	Total bonds, notes & other debt instruments (cost: $87,116,000)
				84,514
		Weighted

Short-term securities 25.67%		average yield
		at acquisition

Commercial paper 14.04%

	Chariot Funding, LLC 1/27/20236	4.150%	2,000	1,993
	Citigroup Global Markets, Inc. 2/21/20236	4.580	2,000	1,987
	Henkel of America, Inc. 2/1/20236	4.300	2,000	1,992
	Honeywell International, Inc. 2/1/20236	4.100	2,000	1,992
	Johnson & Johnson 1/30/20236	4.190	1,000	996
	Procter & Gamble Co. 2/9/20236	4.300	500	498
	Procter & Gamble Co. 2/10/20236	4.250	1,500	1,492
	Roche Holdings, Inc. 1/3/20236	4.230	1,050	1,050
	Starbird Funding Corp. 1/3/20236	4.300	500	500
				12,500

American Funds Insurance Series    249
American Funds Mortgage Fund (continued)

					Weighted
Short-term securities (continued)					average yield	Principal amount		Value
					at acquisition		(000)	(000)

Federal agency bills & notes 11.63%

	Federal Farm Credit Banks 1/12/2023					3.880%	USD4,500	$ 4,495
	Federal Home Loan Bank 1/11/2023					4.120	1,500	1,498
	Federal Home Loan Bank 2/28/2023					4.350	1,500	1,490
	Federal Home Loan Bank 3/3/2023					4.370	1,000	993
	Federal Home Loan Bank 3/22/2023					4.440	1,000	990
	Federal Home Loan Bank 3/24/2023					4.462	900	891

								10,357
	Total short-term securities (cost: $22,859,000)
								22,857
	Total investment securities 120.58% (cost: $109,975,000)
								107,371
	Other assets less liabilities (20.58)%							(18,328)
	Net assets 100.00%
								$ 89,043
Futures contracts

								Value and
								unrealized
								appreciation
							Notional	(depreciation)
				Number of			amount	at 12/31/2022
Contracts			Type	contracts	Expiration		(000)	(000)

3 Month SOFR Futures			Short	12	June 2023	USD(2,853)		$ 49
2 Year U.S. Treasury Note Futures			Short	5	March 2023		(1,025)	(1)
5 Year U.S. Treasury Note Futures			Long	144	March 2023		15,542	(19)
10 Year Ultra U.S. Treasury Note Futures			Long	47	March 2023		5,559	(60)
10 Year U.S. Treasury Note Futures			Long	5	March 2023		562	(3)
20 Year U.S. Treasury Bond Futures			Long	18	March 2023		2,256	(28)
30 Year Ultra U.S. Treasury Bond Futures			Long	12	March 2023		1,612	(13)

								$(75)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive			Pay				Upfront	Unrealized
					Notional	Value at	premium	appreciation

	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	USD1,800	$795	$5	$790

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

2Amount less than one thousand.

3All or a portion of this security was pledged as collateral. The total value of pledged collateral was $692,000, which represented .78% of the net assets of the fund.

4Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

5Purchased on a TBA basis.

6Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,834,000, which represented 18.91% of the net assets of the fund.

7Index-linked bond whose principal amount moves with a government price index.

250    American Funds Insurance Series

American Funds Mortgage Fund (continued)

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series    251

Ultra-Short Bond Fund

Investment portfolio December 31, 2022

	Weighted
Short-term securities 97.99%	average yield	Principal amount	Value
	at acquisition	(000)	(000)

Commercial paper 76.48%

British Columbia (Province of) 3/6/2023	4.470%	USD7,400	$7,339
CAFCO, LLC 2/3/20231	4.300	1,250	1,245
Caisse des Dépôts et Consignations 3/9/2023	4.490	12,000	11,899
Canadian Imperial Holdings, Inc. 1/9/2023	4.080	10,000	9,988
Chariot Funding, LLC 1/23/20231	4.400	5,000	4,985
CHARTA, LLC 1/17/20231	4.330	10,000	9,978
DBS Bank, Ltd. 3/14/20231	4.548	10,000	9,906
DNB Bank ASA 3/13/20231	4.535	13,000	12,885
Export Development Canada 2/6/2023	4.300	11,810	11,756
Fairway Finance Company, LLC 1/18/20231	4.250	4,000	3,991
Gotham Funding Corp. 1/10/20231	4.200	3,000	2,996
Gotham Funding Corp. 3/28/20231	4.600	10,000	9,883
Johnson & Johnson 2/27/20231	4.330	8,700	8,637
Johnson & Johnson 3/6/20231	4.430	5,000	4,959
KfW 2/15/20231	4.380	12,000	11,932
Komatsu Finance America, Inc. 1/13/20231	4.330	5,000	4,992
Komatsu Finance America, Inc. 1/18/20231	4.200	4,000	3,991
Liberty Street Funding, LLC 1/18/20231	4.400	10,850	10,825
Linde, Inc. 1/5/2023	4.010	13,000	12,991
LMA-Americas, LLC 1/27/20231	4.300	10,000	9,966
L’Oréal USA, Inc. 1/26/20231	4.240	10,000	9,967
LVMH Moët Hennessy Louis Vuitton, Inc. 2/6/20231	4.400	10,000	9,953
Manhattan Asset Funding Company, LLC 3/24/20231	4.650	9,700	9,596
Mizuho Bank, Ltd. 1/31/20231	4.405	12,000	11,954
Nestlé Finance International, Ltd. 1/19/20231	4.280	6,000	5,986
NRW.Bank 3/8/20231	4.450	8,250	8,181
Oesterreichische Kontrollbank 2/15/2023	4.390	13,000	12,926
Procter & Gamble Co. 2/10/20231	4.250	13,050	12,984
Québec (Province of) 2/1/20231	4.230	10,000	9,960
Siemens Capital Co., LLC 1/18/20231	4.080	8,000	7,982
Stadshypotek AB Handelsbanken, Inc. 1/18/20231	4.150	6,500	6,485
Starbird Funding Corp. 1/3/20231	4.300	11,000	10,995
Sumitomo Mitsui Trust Bank, Ltd. 2/3/20231	4.300	9,000	8,962
Sumitomo Mitsui Trust Bank, Ltd. 2/7/20231	4.600	6,000	5,972
Toronto-Dominion Bank 1/20/20231	4.300	10,000	9,975
TotalEnergies Capital Canada, Ltd. 1/3/20231	4.280	13,000	12,994
Toyota Credit de Puerto Rico Corp. 1/17/2023	4.340	3,550	3,542
Toyota Industries Commercial Finance, Inc. 1/23/20231	4.120	1,100	1,097
Toyota Industries Commercial Finance, Inc. 3/6/20231	4.450	6,000	5,951
			330,606
Federal agency bills & notes 21.51%

Federal Home Loan Bank 2/1/2023	4.130	15,000	14,951
Federal Home Loan Bank 2/15/2023	4.300	4,800	4,775
Federal Home Loan Bank 2/17/2023	4.314	36,317	36,123
Federal Home Loan Bank 2/22/2023	4.357	23,290	23,149
Federal Home Loan Bank 3/3/2023	4.370	5,300	5,262
Federal Home Loan Bank 3/22/2023	4.440	6,000	5,942
Federal Home Loan Bank 3/24/2023	4.462	2,800	2,771

			92,973
Total short-term securities (cost: $423,636,000)
			423,579
Total investment securities 97.99% (cost: $423,636,000)
			423,579
Other assets less liabilities 2.01%			8,682
Net assets 100.00%
			$432,261

252    American Funds Insurance Series

Ultra-Short Bond Fund (continued)

1Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $260,165,000, which represented 60.19% of the net assets of the fund.

Key to abbreviations

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series    253

U.S. Government Securities Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 93.28%		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations 48.21%

Federal agency	Fannie Mae Pool #406607 6.50% 8/1/20241	USD10	$ 11
mortgage-backed	Fannie Mae Pool #735070 6.50% 10/1/20241	1	1
obligations	Fannie Mae Pool #745316 6.50% 2/1/20261	56	58
48.21%	Fannie Mae Pool #AL9870 6.50% 2/1/20281	45	46
	Fannie Mae Pool #695412 5.00% 6/1/20331	1	1
	Fannie Mae Pool #AD3566 5.00% 10/1/20351	6	6
	Fannie Mae Pool #MA2588 4.00% 4/1/20361	666	642
	Fannie Mae Pool #MA2746 4.00% 9/1/20361	1,376	1,326
	Fannie Mae Pool #940890 6.50% 6/1/20371	—2	—2
	Fannie Mae Pool #256828 7.00% 7/1/20371	3	3
	Fannie Mae Pool #256860 6.50% 8/1/20371	11	11
	Fannie Mae Pool #888698 7.00% 10/1/20371	13	14
	Fannie Mae Pool #970343 6.00% 2/1/20381	14	14
	Fannie Mae Pool #931768 5.00% 8/1/20391	5	6
	Fannie Mae Pool #AC0794 5.00% 10/1/20391	20	20
	Fannie Mae Pool #932606 5.00% 2/1/20401	9	9
	Fannie Mae Pool #AI1862 5.00% 5/1/20411	372	376
	Fannie Mae Pool #AI3510 5.00% 6/1/20411	205	207
	Fannie Mae Pool #AE1248 5.00% 6/1/20411	33	33
	Fannie Mae Pool #AJ0704 5.00% 9/1/20411	174	176
	Fannie Mae Pool #AJ1873 4.00% 10/1/20411	26	25
	Fannie Mae Pool #AJ5391 5.00% 11/1/20411	125	127
	Fannie Mae Pool #AE1277 5.00% 11/1/20411	18	18
	Fannie Mae Pool #MA4501 2.00% 12/1/20411	2,961	2,500
	Fannie Mae Pool #AE1283 5.00% 12/1/20411	10	10
	Fannie Mae Pool #MA4540 2.00% 2/1/20421	1,366	1,153
	Fannie Mae Pool #AE1290 5.00% 2/1/20421	18	18
	Fannie Mae Pool #MA4570 2.00% 3/1/20421	884	746
	Fannie Mae Pool #AT0300 3.50% 3/1/20431	5	5
	Fannie Mae Pool #AT3954 3.50% 4/1/20431	8	7
	Fannie Mae Pool #AT7161 3.50% 6/1/20431	41	39
	Fannie Mae Pool #AY1829 3.50% 12/1/20441	8	7
	Fannie Mae Pool #BE5017 3.50% 2/1/20451	63	59
	Fannie Mae Pool #FM9416 3.50% 7/1/20451	4,487	4,155
	Fannie Mae Pool #BE8740 3.50% 5/1/20471	57	53
	Fannie Mae Pool #BE8742 3.50% 5/1/20471	17	15
	Fannie Mae Pool #BH2846 3.50% 5/1/20471	8	7
	Fannie Mae Pool #BH2848 3.50% 5/1/20471	7	6
	Fannie Mae Pool #BH2847 3.50% 5/1/20471	5	5
	Fannie Mae Pool #BH3122 4.00% 6/1/20471	5	5
	Fannie Mae Pool #BJ5015 4.00% 12/1/20471	154	148
	Fannie Mae Pool #BM3788 3.50% 3/1/20481	3,243	3,018
	Fannie Mae Pool #BJ4901 3.50% 3/1/20481	43	40
	Fannie Mae Pool #BK5232 4.00% 5/1/20481	79	75
	Fannie Mae Pool #BK6840 4.00% 6/1/20481	106	102
	Fannie Mae Pool #BK9743 4.00% 8/1/20481	31	30
	Fannie Mae Pool #BK9761 4.50% 8/1/20481	20	20
	Fannie Mae Pool #FM3280 3.50% 5/1/20491	1,170	1,084
	Fannie Mae Pool #FM1062 3.50% 6/1/20491	436	408
	Fannie Mae Pool #BJ8411 3.50% 8/1/20491	113	105
	Fannie Mae Pool #CA4151 3.50% 9/1/20491	582	545
	Fannie Mae Pool #FM1443 3.50% 9/1/20491	326	304
	Fannie Mae Pool #FM2179 3.00% 1/1/20501	3,675	3,277
	Fannie Mae Pool #CA6593 2.50% 8/1/20501	926	798
	Fannie Mae Pool #BQ3005 2.50% 10/1/20501	604	514
	Fannie Mae Pool #CA7257 2.50% 10/1/20501	195	168
	Fannie Mae Pool #MA4208 2.00% 12/1/20501	228	187
	Fannie Mae Pool #CB0290 2.00% 4/1/20511	926	757
	Fannie Mae Pool #MA4305 2.00% 4/1/20511	11	9
	Fannie Mae Pool #BR1035 2.00% 5/1/20511	6	5
	Fannie Mae Pool #FM7687 3.00% 6/1/20511	5,752	5,108

254    American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae Pool #FM7900 2.50% 7/1/20511	USD195	$ 167
mortgage-backed	Fannie Mae Pool #CB1527 2.50% 9/1/20511	702	596
obligations	Fannie Mae Pool #FS0965 2.00% 11/1/20511	51	41
(continued)	Fannie Mae Pool #BU3058 2.50% 12/1/20511	1,512	1,284
	Fannie Mae Pool #CB2286 2.50% 12/1/20511	1,266	1,082
	Fannie Mae Pool #FM9976 3.00% 12/1/20511	845	755
	Fannie Mae Pool #CB2544 3.00% 1/1/20521	2,361	2,088
	Fannie Mae Pool #FS0523 2.50% 2/1/20521	199	171
	Fannie Mae Pool #FS0647 3.00% 2/1/20521	3,881	3,465
	Fannie Mae Pool #CB3495 3.00% 5/1/20521	5,807	5,103
	Fannie Mae Pool #MA4600 3.50% 5/1/20521	17,861	16,244
	Fannie Mae Pool #CB3897 3.50% 6/1/20521	17,000	15,465
	Fannie Mae Pool #CB3774 4.00% 6/1/20521	3,250	3,052
	Fannie Mae Pool #FS2159 5.00% 6/1/20521	64	63
	Fannie Mae Pool #BV2558 5.00% 6/1/20521	62	61
	Fannie Mae Pool #CB4159 4.00% 7/1/20521	234	220
	Fannie Mae Pool #MA4700 4.00% 8/1/20521	6,346	5,959
	Fannie Mae Pool #BV8024 4.00% 8/1/20521	296	278
	Fannie Mae Pool #BW9411 5.00% 8/1/20521	926	914
	Fannie Mae Pool #FS2489 5.00% 8/1/20521	60	59
	Fannie Mae Pool #MA4732 4.00% 9/1/20521	2,012	1,890
	Fannie Mae Pool #BW7326 4.00% 9/1/20521	254	238
	Fannie Mae Pool #BW9348 4.00% 9/1/20521	219	206
	Fannie Mae Pool #BW8103 4.00% 9/1/20521	208	195
	Fannie Mae Pool #BW1192 4.50% 9/1/20521	1,848	1,780
	Fannie Mae Pool #BW6231 4.50% 9/1/20521	223	215
	Fannie Mae Pool #BW1201 5.00% 9/1/20521	4,200	4,146
	Fannie Mae Pool #BV0954 5.00% 9/1/20521	1,797	1,774
	Fannie Mae Pool #BW8088 5.00% 9/1/20521	327	323
	Fannie Mae Pool #BW8980 4.00% 10/1/20521	821	771
	Fannie Mae Pool #BW1210 4.00% 10/1/20521	620	582
	Fannie Mae Pool #BW7356 4.00% 10/1/20521	516	484
	Fannie Mae Pool #BX0509 4.00% 10/1/20521	222	209
	Fannie Mae Pool #MA4784 4.50% 10/1/20521	5,035	4,851
	Fannie Mae Pool #BW9458 4.50% 10/1/20521	999	965
	Fannie Mae Pool #BX0097 4.50% 10/1/20521	998	962
	Fannie Mae Pool #BW8981 4.50% 10/1/20521	995	958
	Fannie Mae Pool #BW8996 4.50% 10/1/20521	994	958
	Fannie Mae Pool #CB4959 4.50% 10/1/20521	993	956
	Fannie Mae Pool #BX0902 5.00% 10/1/20521	916	904
	Fannie Mae Pool #CB5380 5.00% 10/1/20521	478	472
	Fannie Mae Pool #BX0892 5.00% 10/1/20521	102	101
	Fannie Mae Pool #MA4820 6.50% 10/1/20521	300	308
	Fannie Mae Pool #MA4803 3.50% 11/1/20521	612	557
	Fannie Mae Pool #MA4804 4.00% 11/1/20521	2,492	2,340
	Fannie Mae Pool #BW1310 4.00% 11/1/20521	232	218
	Fannie Mae Pool #BX1766 5.00% 11/1/20521	1,900	1,875
	Fannie Mae Pool #MA4806 5.00% 11/1/20521	1,313	1,296
	Fannie Mae Pool #BX1761 5.00% 11/1/20521	921	909
	Fannie Mae Pool #BX1274 5.50% 11/1/20521	165	166
	Fannie Mae Pool #MA4852 6.50% 11/1/20521	244	251
	Fannie Mae Pool #MA4840 4.50% 12/1/20521	995	959
	Fannie Mae Pool #BX1072 5.00% 12/1/20521	1,943	1,918
	Fannie Mae Pool #BX4020 5.00% 12/1/20521	29	29
	Fannie Mae Pool #MA4877 6.50% 12/1/20521	39,345	40,362
	Fannie Mae Pool #BX1071 6.50% 12/1/20521	82	85
	Fannie Mae Pool #MA4868 5.00% 1/1/20531	1,457	1,438
	Fannie Mae Pool #MA4894 6.00% 1/1/20531	2,000	2,032
	Fannie Mae Pool #MA4895 6.50% 1/1/20531	8,828	9,056
	Fannie Mae Pool #BF0497 3.00% 7/1/20601	1,429	1,252
	Fannie Mae Pool #BF0585 4.50% 12/1/20611	459	448

American Funds Insurance Series    255

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/20251,3	USD—2	$—2
mortgage-backed	Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/20251,3	—2	—2
obligations	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/20231,3	186	185
(continued)	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/20241,3	368	361
	Freddie Mac Pool #ZA2024 6.50% 9/1/20271	2	2
	Freddie Mac Pool #1H1354 4.336% 11/1/20361,3	53	54
	Freddie Mac Pool #C03518 5.00% 9/1/20401	279	283
	Freddie Mac Pool #G06459 5.00% 5/1/20411	660	669
	Freddie Mac Pool #RB5138 2.00% 12/1/20411	794	670
	Freddie Mac Pool #RB5145 2.00% 2/1/20421	772	651
	Freddie Mac Pool #RB5148 2.00% 3/1/20421	1,823	1,538
	Freddie Mac Pool #Q15874 4.00% 2/1/20431	3	3
	Freddie Mac Pool #Q17696 3.50% 4/1/20431	30	28
	Freddie Mac Pool #Q19133 3.50% 6/1/20431	31	29
	Freddie Mac Pool #Q23190 4.00% 11/1/20431	145	140
	Freddie Mac Pool #Q28558 3.50% 9/1/20441	208	194
	Freddie Mac Pool #760014 2.74% 8/1/20451,3	268	259
	Freddie Mac Pool #Q47615 3.50% 4/1/20471	50	46
	Freddie Mac Pool #Q52069 3.50% 11/1/20471	78	72
	Freddie Mac Pool #Q54701 3.50% 3/1/20481	57	53
	Freddie Mac Pool #Q54709 3.50% 3/1/20481	56	52
	Freddie Mac Pool #Q54700 3.50% 3/1/20481	40	38
	Freddie Mac Pool #Q54781 3.50% 3/1/20481	35	33
	Freddie Mac Pool #Q54782 3.50% 3/1/20481	34	32
	Freddie Mac Pool #Q54699 3.50% 3/1/20481	22	20
	Freddie Mac Pool #Q54831 3.50% 3/1/20481	17	16
	Freddie Mac Pool #Q54698 3.50% 3/1/20481	14	14
	Freddie Mac Pool #G67711 4.00% 3/1/20481	1,407	1,351
	Freddie Mac Pool #Q55971 4.00% 5/1/20481	78	75
	Freddie Mac Pool #Q56175 4.00% 5/1/20481	74	71
	Freddie Mac Pool #Q56590 3.50% 6/1/20481	27	25
	Freddie Mac Pool #Q56589 3.50% 6/1/20481	17	16
	Freddie Mac Pool #Q56599 4.00% 6/1/20481	114	109
	Freddie Mac Pool #Q58411 4.50% 9/1/20481	204	202
	Freddie Mac Pool #Q58436 4.50% 9/1/20481	110	109
	Freddie Mac Pool #Q58378 4.50% 9/1/20481	80	79
	Freddie Mac Pool #ZT0522 4.50% 9/1/20481	21	21
	Freddie Mac Pool #QA0284 3.50% 6/1/20491	194	180
	Freddie Mac Pool #QA2748 3.50% 9/1/20491	51	48
	Freddie Mac Pool #RA1463 3.50% 10/1/20491	393	368
	Freddie Mac Pool #RA1580 3.50% 10/1/20491	204	191
	Freddie Mac Pool #SD8106 2.00% 11/1/20501	2,906	2,379
	Freddie Mac Pool #SD8128 2.00% 2/1/20511	37	30
	Freddie Mac Pool #SD8134 2.00% 3/1/20511	62	51
	Freddie Mac Pool #RA5288 2.00% 5/1/20511	2,959	2,422
	Freddie Mac Pool #SD0726 2.50% 10/1/20511	14,344	12,316
	Freddie Mac Pool #RA6406 2.00% 11/1/20511	488	400
	Freddie Mac Pool #SD1385 2.50% 11/1/20511	531	456
	Freddie Mac Pool #SD7552 2.50% 1/1/20521	333	285
	Freddie Mac Pool #SD7550 3.00% 2/1/20521	3,397	3,035
	Freddie Mac Pool #SD0873 3.50% 2/1/20521	14,059	13,011
	Freddie Mac Pool #QD7089 3.50% 2/1/20521	216	197
	Freddie Mac Pool #SD7553 3.00% 3/1/20521	308	274
	Freddie Mac Pool #8D0226 2.521% 5/1/20521,3	513	462
	Freddie Mac Pool #QE6097 2.50% 7/1/20521	635	539
	Freddie Mac Pool #SD8237 4.00% 8/1/20521	4,913	4,613
	Freddie Mac Pool #QE9057 4.00% 8/1/20521	189	178
	Freddie Mac Pool #QE6926 5.00% 8/1/20521	862	851
	Freddie Mac Pool #QE8282 5.00% 8/1/20521	817	806
	Freddie Mac Pool #QE8695 5.00% 8/1/20521	59	58
	Freddie Mac Pool #QE7647 5.00% 8/1/20521	58	57

256    American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)			Principal amount	Value
			(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Pool #SD1496 5.00% 8/1/20521		USD54	$54
mortgage-backed	Freddie Mac Pool #SD8244 4.00% 9/1/20521		3,275	3,076
obligations	Freddie Mac Pool #QE9625 4.00% 9/1/20521		244	229
(continued)	Freddie Mac Pool #QF0671 4.50% 9/1/20521		503	485
	Freddie Mac Pool #RA7938 5.00% 9/1/20521		11,870	11,717
	Freddie Mac Pool #QF0311 5.00% 9/1/20521		1,324	1,307
	Freddie Mac Pool #QF0151 5.00% 9/1/20521		799	789
	Freddie Mac Pool #SD8246 5.00% 9/1/20521		225	222
	Freddie Mac Pool #QF0706 5.00% 9/1/20521		64	64
	Freddie Mac Pool #QF1464 4.00% 10/1/20521		234	220
	Freddie Mac Pool #QF2136 4.50% 10/1/20521		999	962
	Freddie Mac Pool #QF1431 4.50% 10/1/20521		999	962
	Freddie Mac Pool #QF1765 4.50% 10/1/20521		995	958
	Freddie Mac Pool #SD8257 4.50% 10/1/20521		743	716
	Freddie Mac Pool #QF1305 5.00% 10/1/20521		74	73
	Freddie Mac Pool #SD1710 5.00% 10/1/20521		26	26
	Freddie Mac Pool #QF3364 4.00% 11/1/20521		381	358
	Freddie Mac Pool #QF2445 4.50% 11/1/20521		4,769	4,595
	Freddie Mac Pool #SD1895 4.50% 11/1/20521		1,272	1,249
	Freddie Mac Pool #QF2560 4.50% 11/1/20521		999	965
	Freddie Mac Pool #QF2846 4.50% 11/1/20521		998	961
	Freddie Mac Pool #QF2936 4.50% 11/1/20521		969	934
	Freddie Mac Pool #QF2976 5.00% 11/1/20521		81	80
	Freddie Mac Pool #SD8275 4.50% 12/1/20521		36,151	34,831
	Freddie Mac Pool #SD8276 5.00% 12/1/20521		1,866	1,842
	Freddie Mac Pool #SD8281 6.50% 12/1/20521		2,000	2,052
	Freddie Mac Pool #SD8285 3.50% 1/1/20531		346	314
	Freddie Mac Pool #SD8286 4.00% 1/1/20531		199	187
	Freddie Mac Pool #SD8288 5.00% 1/1/20531		7,348	7,253
	Freddie Mac Pool #SD8282 6.50% 1/1/20531		10,431	10,701
	Freddie Mac, Series 1567, Class A,
	(1-month USD-LIBOR + 0.40%) 2.547% 8/15/20231,3		1	1
	Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2/25/20231		134	133
	Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 8/25/20231,3		2,526	2,502
	Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/20241		1,363	1,328
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA,
	3.00%	1/25/20561,3	4,525	4,234
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT,
	3.00%	7/25/20561	822	724
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT,
	3.25%	7/25/20561	333	300
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA,
	3.00%	8/25/20561	4,525	4,204
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA,
	3.00%	8/25/20561,3	4,135	3,866
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT,
	3.00%	5/25/20571	910	800
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT,
	3.25%	6/25/20571,3	1,311	1,197
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA,
	3.50%	8/25/20571	509	484
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT,
	3.50%	11/25/20571	4,148	3,753
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA,
	3.50%	11/26/20571	252	239
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT,
	3.50%	7/25/20581	763	689
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA,
	3.50%	7/25/20581	587	556
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA,
	3.50%	8/25/20581	2,148	2,027

American Funds Insurance Series    257

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

Mortgage-backed obligations (continued)

Federal agency	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT,
mortgage-backed	3.50% 8/26/20581	USD731	$661
obligations	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT,
(continued)	3.50% 10/25/20581	396	358
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA,
	3.00% 2/25/20591	1,819	1,687
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1,
	3.50% 6/25/20281	4,262	4,070
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1,
	3.50% 11/25/20281	18,482	17,646
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C,
	2.75% 11/25/20291	4,786	4,398
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D,
	2.00% 7/25/20301	1,377	1,231
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D,
	2.00% 7/25/20301	435	356
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1,
	3.50% 5/25/20321	4,668	4,503
	Government National Mortgage Assn. 2.00% 1/1/20531,4	1,395	1,169
	Government National Mortgage Assn. 2.50% 1/1/20531,4	2,486	2,155
	Government National Mortgage Assn. 3.00% 1/1/20531,4	1,755	1,563
	Government National Mortgage Assn. 3.50% 1/1/20531,4	2,260	2,077
	Government National Mortgage Assn. 5.00% 1/1/20531,4	6,848	6,787
	Government National Mortgage Assn. 5.50% 1/1/20531,4	14,351	14,436
	Government National Mortgage Assn. Pool #782365 6.00% 7/15/20381	84	89
	Government National Mortgage Assn. Pool #700778 5.50% 10/15/20381	21	21
	Government National Mortgage Assn. Pool #004269 6.50% 10/20/20381	164	176
	Government National Mortgage Assn. Pool #698668 5.50% 11/15/20381	28	29
	Government National Mortgage Assn. Pool #698406 5.00% 7/15/20391	186	190
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/20391	81	86
	Government National Mortgage Assn. Pool #783689 5.50% 2/20/20401	2,598	2,758
	Government National Mortgage Assn. Pool #783688 5.00% 6/20/20411	870	894
	Government National Mortgage Assn. Pool #783687 4.50% 12/20/20411	570	562
	Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/20421	19	17
	Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/20521	675	656
	Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/20521	28,092	26,611
	Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/20521	32,820	31,874
	Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/20521	3,100	2,936
	Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/20521	13,100	12,722
	Uniform Mortgage-Backed Security 2.00% 1/1/20381,4	1,115	992
	Uniform Mortgage-Backed Security 2.50% 1/1/20381,4	2,275	2,082
	Uniform Mortgage-Backed Security 4.00% 1/1/20381,4	920	897
	Uniform Mortgage-Backed Security 2.00% 1/1/20531,4	14,849	12,086
	Uniform Mortgage-Backed Security 4.50% 1/1/20531,4	4,574	4,402
	Uniform Mortgage-Backed Security 5.50% 1/1/20531,4	53,779	53,928
	Uniform Mortgage-Backed Security 6.00% 1/1/20531,4	29,742	30,190
	Uniform Mortgage-Backed Security 6.50% 1/1/20531,4	81,263	83,237
	Uniform Mortgage-Backed Security 4.00% 2/1/20531,4	1,392	1,306
	Uniform Mortgage-Backed Security 5.50% 2/1/20531,4	31,200	31,271
	Uniform Mortgage-Backed Security 6.00% 2/1/20531,4	19,158	19,430
			723,593
U.S. Treasury bonds & notes 39.79%

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20235	21,974	21,933
inflation-protected	U.S. Treasury Inflation-Protected Security 0.625% 4/15/20235	31,116	30,816
securities	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20235	21,857	21,606
26.16%	U.S. Treasury Inflation-Protected Security 0.625% 1/15/20245	55,898	54,749
	U.S. Treasury Inflation-Protected Security 0.50% 4/15/20245	14,570	14,179
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20245	56,967	55,181
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20245	26,585	25,622

258    American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 4/15/20255	USD8,421	$ 8,026
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 7/15/20255	57,803	55,543
securities	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20255	7,805	7,419
(continued)	U.S. Treasury Inflation-Protected Security 0.625% 1/15/20265	3,380	3,245
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/20265	5,750	5,406
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/20265	34,217	32,092
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/20275	7,315	6,817
	U.S. Treasury Inflation-Protected Security 1.625% 10/15/20275	12,137	12,122
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20305	7,293	6,528
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20315	6,877	6,102
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/20315	1,001	883
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/20325	4,412	3,860
	U.S. Treasury Inflation-Protected Security 2.125% 2/15/20415	422	446
	U.S. Treasury Inflation-Protected Security 0.75% 2/15/20425	8,558	7,171
	U.S. Treasury Inflation-Protected Security 0.625% 2/15/20435	4,523	3,648
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/20495	4,914	4,114
	U.S. Treasury Inflation-Protected Security 0.25% 2/15/20505	337	227
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/20515	6,032	3,891
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/20525	1,459	943
			392,569

U.S. Treasury	U.S. Treasury 0.50% 11/30/2023	12,069	11,611
13.63%	U.S. Treasury 2.125% 11/30/2023	—2	—2
	U.S. Treasury 0.125% 12/15/2023	1,934	1,853
	U.S. Treasury 2.25% 12/31/2023	1,332	1,300
	U.S. Treasury 2.50% 1/31/2024	26,000	25,395
	U.S. Treasury 1.50% 2/29/2024	369	356
	U.S. Treasury 3.00% 7/31/2024	3,685	3,594
	U.S. Treasury 2.75% 5/15/2025	7,459	7,193
	U.S. Treasury 3.125% 8/15/2025	390	379
	U.S. Treasury 3.50% 9/15/2025	28,000	27,447
	U.S. Treasury 4.00% 12/15/2025	5,694	5,659
	U.S. Treasury 2.625% 7/31/2029	19,809	18,245
	U.S. Treasury 3.125% 8/31/2029	22,521	21,382
	U.S. Treasury 3.875% 12/31/2029	2,905	2,885
	U.S. Treasury 2.75% 8/15/2032	7,500	6,828
	U.S. Treasury 1.125% 5/15/2040	7,000	4,393
	U.S. Treasury 2.50% 2/15/2045	4,850	3,668
	U.S. Treasury 2.50% 2/15/2046	3,900	2,931
	U.S. Treasury 2.50% 5/15/2046	5,400	4,049
	U.S. Treasury 2.875% 11/15/2046	2,700	2,174
	U.S. Treasury 2.875% 5/15/2049	6,300	5,095
	U.S. Treasury 2.25% 8/15/2049	1,635	1,157
	U.S. Treasury 1.25% 5/15/20506	19,460	10,527
	U.S. Treasury 1.375% 8/15/2050	4,330	2,423
	U.S. Treasury 1.625% 11/15/20506	26,165	15,671
	U.S. Treasury 1.875% 2/15/20516	6,672	4,264
	U.S. Treasury 2.00% 8/15/2051	5,546	3,650
	U.S. Treasury 1.875% 11/15/2051	3,164	2,015
	U.S. Treasury 2.875% 5/15/2052	350	282
	U.S. Treasury 3.00% 8/15/2052	7,025	5,825
	U.S. Treasury 4.00% 11/15/2052	2,290	2,302

			204,553
	Total U.S. Treasury bonds & notes
			597,122

American Funds Insurance Series    259

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)			Principal amount	Value
			(000)	(000)

Federal agency bonds & notes 5.28%

Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC
2.646% 5/12/2026			USD308	$296
Fannie Mae 7.125% 1/15/2030			2,000	2,353
Federal Home Loan Bank 3.25% 11/16/2028			6,500	6,250
Federal Home Loan Bank 5.50% 7/15/2036			300	328
Private Export Funding Corp. 3.55% 1/15/2024			3,190	3,143
Private Export Funding Corp. 1.40% 7/15/2028			3,000	2,536
Tennessee Valley Authority 0.75% 5/15/2025			3,700	3,390
Tennessee Valley Authority 2.875% 2/1/2027			5,000	4,742
Tennessee Valley Authority 4.65% 6/15/2035			1,780	1,764
Tennessee Valley Authority 5.88% 4/1/2036			875	971
Tennessee Valley Authority, Series A, 4.625% 9/15/2060			250	232
TVA Southaven 3.846% 8/15/2033			887	820
U.S. Agency for International Development, Israel (State of), Class 1A,
5.50%	9/18/2023		1,250	1,255
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025			14,779	14,231
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026			1,909	2,000
U.S. Department of Housing and Urban Development, Series 2015-A-9,
2.80%	8/1/2023		1,500	1,481
U.S. Department of Housing and Urban Development, Series 2015-A-10,
2.85%	8/1/2024		2,250	2,190
U.S. Department of Housing and Urban Development, Series 2015-A-11,
2.95%	8/1/2025		2,640	2,532
U.S. Department of Housing and Urban Development, Series 2015-A-12,
3.10%	8/1/2026		2,625	2,497
U.S. Department of Housing and Urban Development, Series 2015-A-13,
3.15%	8/1/2027		11,482	10,812
U.S. Department of Housing and Urban Development, Series 2015-A-14,
3.25%	8/1/2028		3,856	3,598
U.S. Department of Housing and Urban Development, Series 2015-A-15,
3.35%	8/1/2029		2,650	2,450
U.S. Department of Housing and Urban Development, Series 2015-A-16,
3.50%	8/1/2030		2,482	2,361
U.S. Department of Housing and Urban Development, Series 2015-A-17,
3.55%	8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18,
3.60%	8/1/2032		2,377	2,159
U.S. Department of Housing and Urban Development, Series 2015-A-19,
3.65%	8/1/2033		2,059	1,866
U.S. Department of Housing and Urban Development, Series 2015-A-20,
3.70%	8/1/2034		651	589

				79,196
Total bonds, notes & other debt instruments (cost: $1,480,306,000)
				1,399,911
		Weighted

Short-term securities 21.20%		average yield
		at acquisition

Commercial paper 13.42%

CAFCO, LLC 2/3/20237		4.300%	8,750	8,713
Chariot Funding, LLC 1/3/20237		3.880	10,000	9,995
Chariot Funding, LLC 1/27/20237		4.150	8,000	7,973
Chariot Funding, LLC 2/10/20237		4.657	15,000	14,923
CHARTA, LLC 1/11/20237		3.900	5,680	5,672
Citigroup Global Markets, Inc. 2/21/20237		4.580	6,000	5,959
Coca-Cola Co. 2/21/20237		4.200	15,000	14,903
Honeywell International, Inc. 2/1/20237		4.100	3,000	2,988
Honeywell International, Inc. 2/21/20237		4.310	15,300	15,201
Honeywell International, Inc. 2/27/20237		4.300	6,050	6,006

260    American Funds Insurance Series

U.S. Government Securities Fund (continued)

			Weighted
Short-term securities (continued)			average yield	Principal amount	Value
			at acquisition	(000)	(000)

Commercial paper (continued)

Johnson & Johnson 1/30/20237			4.190%	USD9,000	$8,967
Johnson & Johnson 2/13/20237			4.220	10,000	9,946
Linde, Inc. 2/6/2023			4.340	15,000	14,932
Paccar Financial Corp. 1/6/2023			4.110	20,000	19,983
Procter & Gamble Co. 2/9/20237			4.300	14,500	14,428
Procter & Gamble Co. 2/10/20237			4.250	18,500	18,406
Roche Holdings, Inc. 1/3/20237			4.230	13,950	13,944
Starbird Funding Corp. 1/3/20237			4.300	8,500	8,496
					201,435

Federal agency bills & notes 6.19%

Federal Farm Credit Banks 1/12/2023			3.880	5,500	5,494
Federal Home Loan Bank 1/3/2023			3.900	850	850
Federal Home Loan Bank 1/11/2023			4.005	20,700	20,680
Federal Home Loan Bank 2/8/2023			4.161	25,000	24,896
Federal Home Loan Bank 2/10/2023			4.215	6,750	6,720
Federal Home Loan Bank 2/22/2023			4.320	4,400	4,373
Federal Home Loan Bank 2/24/2023			4.297	10,000	9,936
Federal Home Loan Bank 3/3/2023			4.370	20,000	19,856

					92,805

U.S. Treasury bills 1.59%

U.S. Treasury 11/2/2023			4.527	24,780	23,854
Total short-term securities (cost: $318,108,000)
					318,094
Total investment securities 114.48% (cost: $1,798,414,000)
					1,718,005
Other assets less liabilities (14.48)%					(217,283)
Net assets 100.00%
					$1,500,722
Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)

3 Month SOFR Futures	Short	270	June 2023	USD(64,183)	$920
90 Day Eurodollar Futures	Long	1,495	September 2023	354,782	(15,731)
90 Day Eurodollar Futures	Short	923	December 2023	(219,697)	8,805
90 Day Eurodollar Futures	Short	885	December 2024	(213,285)	4,539
2 Year U.S. Treasury Note Futures	Short	298	March 2023	(61,113)	148
5 Year U.S. Treasury Note Futures	Long	3,872	March 2023	417,904	(536)
10 Year U.S. Treasury Note Futures	Long	603	March 2023	67,715	(373)
10 Year Ultra U.S. Treasury Note Futures	Long	164	March 2023	19,398	(294)
20 Year U.S. Treasury Bond Futures	Long	447	March 2023	56,029	(765)
30 Year Ultra U.S. Treasury Bond Futures	Short	35	March 2023	(4,701)	111

					$(3,176)

American Funds Insurance Series    261

U.S. Government Securities Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
Receive		Pay					Upfront	appreciation
					Notional	Value at	premium	(depreciation)

	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

SOFR	Annual	0.471%	Annual	10/26/2023	USD30,500	$ 1,078	$—	$ 1,078
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(1,081)	—	(1,081)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(6,219)	—	(6,219)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	4,372	—	4,372
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	24,000	(426)	—	(426)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	3,697	(68)	—	(68)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	17,700	(330)	—	(330)
4.345%	Annual	U.S. EFFR	Annual	9/29/2024	19,000	(85)	—	(85)
4.197%	Annual	U.S. EFFR	Annual	9/30/2024	19,000	(131)	—	(131)
4.1735%	Annual	U.S. EFFR	Annual	9/30/2024	19,400	(142)	—	(142)
4.15%	Annual	U.S. EFFR	Annual	10/6/2024	19,300	(146)	—	(146)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	7,100	(2)	—	(2)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	8,800	(7)	—	(7)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	8,900	(2)	—	(2)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	10,600	(8)	—	(8)
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	2,187	—	2,187
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	3,060	—	3,060
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	(616)	—	(616)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	(590)	—	(590)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	9,477	—	9,477
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(5,918)	—	(5,918)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	3,075	—	3,075
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	486	—	486
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	375	—	375
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(5,952)	—	(5,952)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	5,110	2,464	—	2,464
SOFR	Annual	2.85282%	Annual	12/6/2052	540	38	—	38
SOFR	Annual	2.93542%	Annual	12/6/2052	550	31	—	31

						$ 8,796	$—	$ 8,796

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

2Amount less than one thousand.

3Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

4Purchased on a TBA basis.

5Index-linked bond whose principal amount moves with a government price index.

6All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,807,000, which represented .72% of the net assets of the fund.

7Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,520,000, which represented 11.10% of the net assets of the fund.

Key to abbreviations
Assn. = Association	SOFR = Secured Overnight Financing Rate
EFFR = Effective Federal Funds Rate	TBA = To be announced
LIBOR = London Interbank Offered Rate	USD = U.S. dollars
Refer to the notes to financial statements.
262 American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2022

Growth funds 85.30%					Value
				Shares	(000)

	American Funds Insurance Series – Growth Fund, Class 1			5,078,871	$387,467
	Total growth funds (cost: $439,303,000)
					387,467
Fixed income funds 7.53%

	American Funds Insurance Series – The Bond Fund of America, Class 1			3,634,107	34,197
	Total fixed income funds (cost: $35,683,000)
					34,197
Short-term securities 2.48%

	State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%1			11,266,894	11,267
	Total short-term securities (cost: $11,267,000)				11,267
Options purchased 0.04%

	Options purchased*				205
	Total options purchased (cost: $1,216,000)
					205
	Total investment securities 95.35% (cost: $487,469,000)
					433,136
	Other assets less liabilities 4.65%				21,106
	Net assets 100.00%
					$454,242
*Options purchased

Put
		Notional			Value at
	Number of	amount	Exercise	Expiration	12/31/2022
Description	contracts	(000)	price	date	(000)

S&P 500 Index	35	USD13,438	USD2,600.00	3/17/2023	$ 13
S&P 500 Index	70	26,877	2,700.00	3/17/2023	29
S&P 500 Index	175	67,191	2,800.00	3/17/2023	87
S&P 500 Index	5	1,920	2,850.00	3/17/2023	2
S&P 500 Index	110	42,234	2,900.00	3/17/2023	74

					$205

American Funds Insurance Series    263

Managed Risk Growth Fund (continued)

Futures contracts

					Value and
					unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)

5 Year U.S. Treasury Note Futures	Long	283	March 2023	USD30,544	$(47)
Nikkei 225 Index Contracts	Short	3	March 2023	(590)	45
Japanese Yen Currency Contracts	Short	7	March 2023	(674)	(31)
FTSE 100 Index Contracts	Short	19	March 2023	(1,716)	(1)
British Pound Currency Contracts	Short	24	March 2023	(1,812)	47
Mini MSCI Emerging Market Index Contracts	Short	57	March 2023	(2,734)	42
Russell 2000 Mini Index Contracts	Short	66	March 2023	(5,844)	156
Euro Stoxx 50 Index Contracts	Short	314	March 2023	(12,714)	544
Euro Currency Contracts	Short	101	March 2023	(13,577)	(30)
S&P Mid 400 E-mini Index Contracts	Short	92	March 2023	(22,472)	455
S&P 500 E-mini Index Contracts	Short	1,194	March 2023	(230,502)	6,305

					$7,485

Investments in affiliates2

	Value of			Net	Net
					unrealized	Value of		Capital gain
	affiliates at			realized	(depreciation)	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	loss	appreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Growth funds 85.30%
American Funds Insurance Series –
Growth Fund, Class 1	$504,914	$458,729	$366,785	$(17,443)	$(191,948)	$387,467	$2,476	$60,090
Fixed income funds 7.53%
American Funds Insurance Series –
The Bond Fund of America, Class 1	59,236	70,113	86,469	(9,458)	775	34,197	1,344	443
Total 92.83%
				$(26,901)	$(191,173)	$421,664	$3,820	$60,533

1Rate represents the seven-day yield at 12/31/2022.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

264    American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2022

Growth funds 84.51%					Value
				Shares	(000)

American Funds Insurance Series – International Fund, Class 1				6,952,007	$106,435
Total growth funds (cost: $119,403,000)
					106,435
Fixed income funds 9.95%

American Funds Insurance Series – The Bond Fund of America, Class 1				1,331,210	12,527
Total fixed income funds (cost: $13,253,000)
					12,527
Short-term securities 2.09%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%1				2,635,506	2,636
Total short-term securities (cost: $2,636,000)					2,636
Options purchased 0.14%

Options purchased*					169
Total options purchased (cost: $399,000)
					169
Total investment securities 96.69% (cost: $135,691,000)
					121,767
Other assets less liabilities 3.31%					4,167
Net assets 100.00%
					$125,934
*Options purchased

Put
		Notional			Value at
Number of		amount	Exercise	Expiration	12/31/2022
Description	contracts	(000)	price	date	(000)

iShares MSCI EAFE ETF	50	USD328	USD47.00	3/17/2023	$—2
iShares MSCI EAFE ETF	1,700	11,159	48.00	3/17/2023	13
iShares MSCI EAFE ETF	450	2,954	55.00	3/17/2023	11
iShares MSCI EAFE ETF	1,375	9,025	43.00	6/16/2023	34
iShares MSCI EAFE ETF	350	2,297	45.00	6/16/2023	15
iShares MSCI EAFE ETF	200	1,313	46.00	6/16/2023	9
iShares MSCI EAFE ETF	1,700	11,159	50.00	6/16/2023	87

					$169
Futures contracts

					Value and
					unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)

5 Year U.S. Treasury Note Futures	Long	75	March 2023	USD8,095	$(13)
S&P 500 E-mini Index Contracts	Short	66	March 2023	(12,742)	351
Mini MSCI Emerging Market Index Contracts	Short	394	March 2023	(18,900)	245
MSCI EAFE Index Contracts	Short	279	March 2023	(27,194)	428

					$1,011

American Funds Insurance Series    265

Managed Risk International Fund (continued)

Investments in affiliates3

	Value of			Net	Net	Value of		Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Growth funds 84.51%
American Funds Insurance Series –
International Fund, Class 1	$136,987	$107,662	$92,768	$(7,315)	$(38,131)	$106,435	$2,273	$16,110
Fixed income funds 9.95%
American Funds Insurance Series –
The Bond Fund of America, Class 1	16,071	14,150	15,224	(2,409)	(61)	12,527	427	160
Total 94.46%
				$(9,724)	$(38,192)	$118,962	$2,700	$16,270

1Rate represents the seven-day yield at 12/31/2022.

2Amount less than one thousand.

3Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

266    American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Growth-and-income funds 84.89%					Value
				Shares	(000)

American Funds Insurance Series – Washington Mutual Investors Fund, Class 1				21,639,334	$274,603
Total growth-and-income funds (cost: $299,529,000)
					274,603
Fixed income funds 9.99%

American Funds Insurance Series – U.S. Government Securities Fund, Class 1				3,235,124	32,319
Total fixed income funds (cost: $34,728,000)
					32,319
Short-term securities 2.32%

State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%1				7,500,680	7,501
Total short-term securities (cost: $7,501,000)					7,501
Options purchased 0.09%

Options purchased*					274
Total options purchased (cost: $1,254,000)
					274
Total investment securities 97.29% (cost: $343,012,000)
					314,697
Other assets less liabilities 2.71%					8,775
Net assets 100.00%
					$323,472
*Options purchased

Put
		Notional			Value at
Number of		amount	Exercise	Expiration	12/31/2022
Description	contracts	(000)	price	date	(000)

S&P 500 Index	15	USD5,759	USD2,500.00	3/17/2023	$4
S&P 500 Index	15	5,759	2,600.00	3/17/2023	6
S&P 500 Index	80	30,716	2,700.00	3/17/2023	33
S&P 500 Index	130	49,913	2,800.00	3/17/2023	65
S&P 500 Index	45	17,278	2,850.00	3/17/2023	24
S&P 500 Index	105	40,315	2,900.00	3/17/2023	70
S&P 500 Index	30	11,519	2,825.00	6/16/2023	72

					$274
Futures contracts

					Value and
					unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)

5 Year U.S. Treasury Note Futures	Long	146	March 2023	USD15,758	$(81)
Russell 2000 Mini Index Contracts	Short	1	March 2023	(89)	3
S&P Mid 400 E-mini Index Contracts	Short	7	March 2023	(1,710)	31
Euro Stoxx 50 Index Contracts	Short	47	March 2023	(1,903)	70
Euro Currency Contracts	Short	15	March 2023	(2,016)	(5)
FTSE 100 Index Contracts	Short	31	March 2023	(2,799)	(5)

American Funds Insurance Series    267

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts (continued)

					Value and
					unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)

British Pound Currency Contracts	Short	38	March 2023	USD(2,870)	$68
S&P 500 E-mini Index Contracts	Short	563	March 2023	(108,687)	2,521

					$2,602

Investments in affiliates2

	Value of			Net	Net
					unrealized	Value of		Capital gain
	affiliates at			realized	(depreciation)	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	gain (loss)	appreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Growth-and-income funds 84.89%
American Funds Insurance Series –
Washington Mutual Investors Fund, Class 1	$315,947	$235,449	$186,345	$38,519	$(128,967)	$274,603	$5,946	$61,850
Fixed income funds 9.99%
American Funds Insurance Series –
U.S. Government Securities Fund, Class 1	37,066	33,763	33,365	(5,847)	702	32,319	1,347	—
Total 94.88%
				$32,672	$(128,265)	$306,922	$7,293	$61,850

1Rate represents the seven-day yield at 12/31/2022.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

268    American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2022

Growth-and-income funds 79.84%						Value
					Shares	(000)

	American Funds Insurance Series – Growth-Income Fund, Class 1				33,417,153	$1,677,875
	Total growth-and-income funds (cost: $1,757,211,000)
						1,677,875
Fixed income funds 14.97%

	American Funds Insurance Series – The Bond Fund of America, Class 1				33,434,013	314,614
	Total fixed income funds (cost: $348,317,000)
						314,614
Short-term securities 2.25%

	State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%1				47,304,896	47,305
	Total short-term securities (cost: $47,305,000)					47,305
Options purchased 0.12%

	Options purchased*					2,485
	Total options purchased (cost: $13,461,000)
						2,485
	Total investment securities 97.18% (cost: $2,166,294,000)
						2,042,279
	Other assets less liabilities 2.82%					59,165
	Net assets 100.00%
						$2,101,444
*Options purchased

Put
		Notional				Value at
	Number of	amount		Exercise	Expiration	12/31/2022
Description	contracts	(000)		price	date	(000)

S&P 500 Index	420	USD161,259		USD2,700.00	3/17/2023	$172
S&P 500 Index	1,500	575,925		2,800.00	3/17/2023	750
S&P 500 Index	1,575	604,721		2,850.00	3/17/2023	838
S&P 500 Index	1,080	414,666		2,900.00	3/17/2023	725

						$2,485
Futures contracts

						Value and
						unrealized
						(depreciation)
					Notional	appreciation
		Number of			amount	at 12/31/2022
Contracts		Type	contracts	Expiration	(000)	(000)

5 Year U.S. Treasury Note Futures		Long	1,001	March 2023	USD108,038	$(177)
Nikkei 225 Index Contracts		Short	1	March 2023	(197)	3
Japanese Yen Currency Contracts		Short	3	March 2023	(289)	(4)
Russell 2000 Mini Index Contracts		Short	52	March 2023	(4,604)	100
Mini MSCI Emerging Market Index Contracts		Short	230	March 2023	(11,033)	137
FTSE 100 Index Contracts		Short	189	March 2023	(17,066)	(33)
British Pound Currency Contracts		Short	235	March 2023	(17,748)	433
Euro Stoxx 50 Index Contracts		Short	579	March 2023	(23,445)	892
Euro Currency Contracts		Short	187	March 2023	(25,138)	(70)

American Funds Insurance Series    269
Managed Risk Growth-Income Fund (continued)

Futures contracts (continued)

					Value and
					unrealized
					(depreciation)
				Notional	appreciation
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)

S&P Mid 400 E-mini Index Contracts	Short	210	March 2023	USD(51,295)	$773
S&P 500 E-mini Index Contracts	Short	3,266	March 2023	(630,501)	14,597

					$16,651

Investments in affiliates2

	Value of			Net	Net	Value of		Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	gain (loss)	depreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Growth-and-income funds 79.84%
American Funds Insurance Series –
Growth-Income Fund, Class 1	$2,125,192	$1,251,540	$1,173,057	$198,223	$(724,023)	$1,677,875	$26,763	$175,737
Fixed income funds 14.97%
American Funds Insurance Series –
The Bond Fund of America, Class 1	398,789	234,510	257,964	(41,426)	(19,295)	314,614	10,505	3,897
Total 94.81%
				$156,797	$(743,318)	$1,992,489	$37,268	$179,634

1Rate represents the seven-day yield at 12/31/2022.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

270    American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2022

Asset allocation funds 95.19%						Value
					Shares	(000)

	American Funds Insurance Series – Asset Allocation Fund, Class 1				93,886,027	$2,084,270
	Total asset allocation funds (cost: $2,174,894,000)
						2,084,270
Short-term securities 3.19%

	State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%1				69,776,962	69,777
	Total short-term securities (cost: $69,777,000)					69,777
Options purchased 0.02%

	Options purchased*					383
	Total options purchased (cost: $1,887,000)
						383
	Total investment securities 98.40% (cost: $2,246,558,000)
						2,154,430
	Other assets less liabilities 1.60%					35,042
	Net assets 100.00%
						$2,189,472
*Options purchased

Put
		Notional				Value at
	Number of	amount		Exercise	Expiration	12/31/2022
Description	contracts	(000)		price	date	(000)

S&P 500 Index	410	USD157,419		USD2,850.00	3/17/2023	$218
S&P 500 Index	245	94,068		2,900.00	3/17/2023	165

						$383
Futures contracts

						Value and
						unrealized
						(depreciation)
					Notional	appreciation
		Number of			amount	at 12/31/2022
Contracts		Type	contracts	Expiration	(000)	(000)

5 Year U.S. Treasury Note Futures		Long	1,028	March 2023	USD110,952	$ (162)
Mini MSCI Emerging Market Index Contracts		Short	166	March 2023	(7,963)	100
FTSE 100 Index Contracts		Short	89	March 2023	(8,036)	(18)
Russell 2000 Mini Index Contracts		Short	93	March 2023	(8,235)	157
British Pound Currency Contracts		Short	110	March 2023	(8,308)	196
Euro Stoxx 50 Index Contracts		Short	399	March 2023	(16,156)	623
Euro Currency Contracts		Short	124	March 2023	(16,669)	(47)
S&P Mid 400 E-mini Index Contracts		Short	183	March 2023	(44,700)	548
S&P 500 E-mini Index Contracts		Short	2,599	March 2023	(501,737)	12,185

						$13,582

American Funds Insurance Series    271

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value of			Net	Net	Value of		Capital gain
	affiliate at			realized	unrealized	affiliate at	Dividend	distributions
	1/1/2022	Additions	Reductions	gain	depreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Asset allocation funds 95.19%
American Funds Insurance Series –
Asset Allocation Fund, Class 1	$2,678,055	$1,104,342	$1,086,607	$55,156	$(666,676)	$2,084,270	$46,591	$231,217

1Rate represents the seven-day yield at 12/31/2022.

2Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

272    American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2022				(dollars in thousands)
		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$6,783,505	$2,874,530	$29,811,816	$6,445,629	$2,920,136
Affiliated issuers	164,535	134,983	1,166,965	306,445	167,414
Cash	695	32	1,221	1,055	671
Cash collateral received for securities on loan	—	5,872	5,587	161	32
Cash collateral pledged for futures contracts	—	—	—	—	161
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	6,010	86	1,197	1,640	929
Unrealized appreciation on open forward currency contracts	—	—	—	—	—*
Unrealized appreciation on unfunded commitments	—	—	—	—	—
Receivables for:
Sales of investments	9,427	47	4,581	1,634	4,534
Sales of fund’s shares	1,203	347	53,171	1,486	1,478
Dividends and interest	5,076	2,430	18,226	14,915	5,113
Variation margin on futures contracts	—	—	—	—	27
Variation margin on centrally cleared swap contracts	—	—	—	—	—*
Securities lending income	7	270	48	17	42
Currency translations	961	—	—	47	90
Other	—	—*	—*	—	—
	6,971,419	3,018,597	31,062,812	6,773,029	3,100,627
Liabilities:
Collateral for securities on loan	—	58,725	55,867	1,607	327
Unrealized depreciation on open forward currency contracts	—	—	—	—	50
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	3,893	1,234	69,568	2,056	2,377
Repurchases of fund’s shares	23,378	5,067	24,857	18,617	2,624
Investment advisory services	2,202	1,519	8,498	2,792	1,351
Insurance administrative fees	361	162	1,629	235	448
Services provided by related parties	1,005	515	4,478	946	393
Trustees’ deferred compensation	85	56	478	174	41
Variation margin on futures contracts	—	—	—	—	41
Variation margin on centrally cleared swap contracts	—	—	—	—	—*
Non-U.S. taxes	4,611	8,270	886	26,641	8,988
Other	230	146	203	380	203
	35,765	75,694	166,464	53,448	16,843
Net assets at December 31, 2022	$6,935,654	$2,942,903	$30,896,348	$6,719,581	$3,083,784
Net assets consist of:
Capital paid in on shares of beneficial interest	$4,528,931	$2,581,405	$20,120,055	$6,463,732	$2,578,375
Total distributable earnings (accumulated loss)	2,406,723	361,498	10,776,293	255,849	505,409
Net assets at December 31, 2022	$6,935,654	$2,942,903	$30,896,348	$6,719,581	$3,083,784
Investment securities on loan, at value	$—	$59,781	$54,504	$1,530	$311
Investment securities, at cost
Unaffiliated issuers	4,940,295	2,530,368	20,939,019	5,790,481	2,388,619
Affiliated issuers	164,509	133,831	1,166,747	306,396	167,393
Cash denominated in currencies other than U.S. dollars, at cost	6,096	85	1,195	1,614	939

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series    273

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)				(dollars in thousands)
	Washington	Capital		International
	Mutual	World Growth	Growth-	Growth	Capital
	Investors	and Income	Income	and Income	Income
	Fund	Fund	Fund	Fund	Builder

Assets:
Investment securities, at value:
Unaffiliated issuers	$9,042,759	$1,728,292	$30,635,898	$293,962	$1,065,349
Affiliated issuers	391,007	804	2,605,421	5,492	107,723
Cash	2,877	739	2,141	75	826
Cash collateral received for securities on loan	1,290	648	24,869	96	655
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	1,728	844	556	753
Unrealized appreciation on open forward currency contracts	—	—	—	5	—
Unrealized appreciation on unfunded commitments	—	—	—	—	—
Receivables for:
Sales of investments	19,678	4,368	3,486	1,304	17,973
Sales of fund’s shares	1,698	332	11,206	54	475
Dividends and interest	11,258	1,617	53,240	1,606	3,711
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	22
Securities lending income	7	5	71	3	4
Currency translations	3	252	—	75	101
Other	—	—	—	—	—
	9,470,577	1,738,785	33,337,176	303,228	1,197,594
Liabilities:
Collateral for securities on loan	12,908	6,480	248,693	962	6,553
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	2,823	1,089	28,952	197	49,380
Repurchases of fund’s shares	7,197	4,367	62,689	744	1,446
Investment advisory services	1,903	544	7,284	121	211
Insurance administrative fees	706	118	1,021	74	328
Services provided by related parties	1,072	299	3,696	69	143
Trustees’ deferred compensation	99	25	530	14	7
Variation margin on futures contracts	—	—	—	—	95
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	159	410	1,143	35	320
Other	10	55	201	15	20
	26,877	13,387	354,209	2,231	58,528
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066
Net assets consist of:
Capital paid in on shares of beneficial interest	$7,625,116	$1,532,409	$20,816,349	$322,284	$1,032,534
Total distributable earnings (accumulated loss)	1,818,584	192,989	12,166,618	(21,287)	106,532
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066
Investment securities on loan, at value	$12,432	$6,155	$240,456	$1,435	$6,251
Investment securities, at cost
Unaffiliated issuers	7,334,340	1,456,490	20,399,086	290,864	933,032
Affiliated issuers	390,957	804	2,605,095	5,489	113,396
Cash denominated in currencies other than U.S. dollars, at cost	—	1,754	847	564	763

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

274    American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)				(dollars in thousands)
		American
		Funds
	Asset	Global	The Bond	Capital	American
	Allocation	Balanced	Fund	World Bond	High-Income
	Fund	Fund†	of America	Fund	Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$22,298,926	$355,901	$9,747,773	$1,438,501	$778,564
Affiliated issuers	3,019,460	9,460	1,425,720	48,843	38,565
Cash	4,463	142	3,761	431	1,024
Cash collateral received for securities on loan	5,690	—	—	—	—
Cash collateral pledged for futures contracts	—	—	—	—	99
Cash collateral pledged for swap contracts	—	—	—	—	517
Cash denominated in currencies other than U.S. dollars	592	86	—*	732	5
Unrealized appreciation on open forward currency contracts	—	686	3,821	7,008	—
Unrealized appreciation on unfunded commitments	—	—	—	12	572
Receivables for:
Sales of investments	139,321	2,041	780,689	21	1,605
Sales of fund’s shares	1,899	327	10,460	165	585
Dividends and interest	74,681	1,624	71,420	10,334	13,187
Variation margin on futures contracts	194	29	494	326	2
Variation margin on centrally cleared swap contracts	11	16	345	149	3
Securities lending income	88	—	—	—	—
Currency translations	79	18	70	429	—
Other	—	—	—	—	3
	25,545,404	370,330	12,044,553	1,506,951	834,731
Liabilities:
Collateral for securities on loan	56,897	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	150	174	2,455	—
Unrealized depreciation on unfunded commitments	9	—	—	1	3
Payables for:
Purchases of investments	647,278	1,470	1,812,910	19,999	2,546
Repurchases of fund’s shares	24,374	477	4,453	677	164
Investment advisory services	5,696	137	1,428	550	190
Insurance administrative fees	3,321	69	614	33	49
Services provided by related parties	2,697	66	1,048	217	153
Trustees’ deferred compensation	304	4	124	26	32
Variation margin on futures contracts	630	55	2,321	722	6
Variation margin on centrally cleared swap contracts	13	23	394	222	2
Non-U.S. taxes	3,511	100	5	51	—
Other	100	19	—*	104	32
	744,830	2,570	1,823,471	25,057	3,177
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082	$1,481,894	$831,554
Net assets consist of:
Capital paid in on shares of beneficial interest	$19,598,942	$316,997	$11,855,514	$1,808,688	$1,203,258
Total distributable earnings (accumulated loss)	5,201,632	50,763	(1,634,432)	(326,794)	(371,704)
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082	$1,481,894	$831,554
Investment securities on loan, at value	$67,688	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	17,788,591	350,438	10,540,249	1,615,990	860,644
Affiliated issuers	3,328,159	9,409	1,425,521	47,246	38,557
Cash denominated in currencies other than U.S. dollars, at cost	594	86	—*	728	5

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series    275

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)				(dollars in thousands)
	American		U.S.	Managed	Managed
	Funds		Government	Risk	Risk
	Mortgage	Ultra-Short	Securities	Growth	International
	Fund	Bond Fund	Fund	Fund	Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$107,371	$423,579	$1,718,005	$11,472	$2,805
Affiliated issuers	—	—	—	421,664	118,962
Cash	2,692	9,083	40,936	—	—
Cash collateral received for securities on loan	—	—	—	—	—
Cash collateral pledged for futures contracts	—	—	—	15,705	2,698
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Unrealized appreciation on unfunded commitments	—	—	—	—	—
Receivables for:
Sales of investments	9,780	—	134,003	6,691	1,022
Sales of fund’s shares	42	322	2,930	237	18
Dividends and interest	261	29	5,528	57	13
Variation margin on futures contracts	2	—	185	1,011	602
Variation margin on centrally cleared swap contracts	5	—	385	—	—
Securities lending income	—	—	—	—	—
Currency translations	—	—	—	—	—
Other	1	—	—	—	—
	120,154	433,013	1,901,972	456,837	126,120
Liabilities:
Collateral for securities on loan	—	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	31,002	—	398,190	2,108	19
Repurchases of fund’s shares	22	504	1,200	4	43
Investment advisory services	13	95	226	39	11
Insurance administrative fees	25	50	119	287	80
Services provided by related parties	21	92	310	93	26
Trustees’ deferred compensation	3	11	44	3	1
Variation margin on futures contracts	25	—	744	61	6
Variation margin on centrally cleared swap contracts	—*	—	415	—	—
Non-U.S. taxes	—	—	—	—	—
Other	—*	—	2	—	—
	31,111	752	401,250	2,595	186
Net assets at December 31, 2022	$89,043	$432,261	$1,500,722	$454,242	$125,934
Net assets consist of:
Capital paid in on shares of beneficial interest	$99,881	$429,623	$1,743,160	$471,757	$148,875
Total distributable earnings (accumulated loss)	(10,838)	2,638	(242,438)	(17,515)	(22,941)
Net assets at December 31, 2022	$89,043	$432,261	$1,500,722	$454,242	$125,934
Investment securities on loan, at value	$—	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	109,975	423,636	1,798,414	12,483	3,035
Affiliated issuers	—	—	—	474,986	132,656
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

276    American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)			(dollars in thousands)
	Managed Risk	Managed	Managed
	Washington	Risk	Risk
	Mutual	Growth-	Asset
	Investors	Income	Allocation
	Fund	Fund	Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$7,775	$49,790	$70,160
Affiliated issuers	306,922	1,992,489	2,084,270
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	6,746	43,741	34,859
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Unrealized appreciation on unfunded commitments	—	—	—
Receivables for:
Sales of investments	2,029	13,902	1,056
Sales of fund’s shares	72	11,603	104
Dividends and interest	36	229	280
Variation margin on futures contracts	363	2,759	2,144
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Currency translations	—	—	—
Other	—	—	—

	323,943	2,114,513	2,192,873
Liabilities:

Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—
Payables for:
Purchases of investments	63	10,953	—
Repurchases of fund’s shares	92	420	1,215
Investment advisory services	28	179	188
Insurance administrative fees	201	1,304	1,381
Services provided by related parties	67	56	465
Trustees’ deferred compensation	3	14	29
Variation margin on futures contracts	17	143	123
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—

	471	13,069	3,401
Net assets at December 31, 2022
	$323,472	$2,101,444	$2,189,472

Net assets consist of:

Capital paid in on shares of beneficial interest Total distributable earnings (accumulated loss)

Net assets at December 31, 2022

$321,451 $1,965,919 $2,033,928

2,021 135,525 155,544

$323,472 $2,101,444 $2,189,472

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	8,755	60,766	71,664
Affiliated issuers	334,257	2,105,528	2,174,894
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series    277

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)			(dollars and shares in thousands, except per-share amounts)
			Global
		Global	Small			New
		Growth	Capitalization	Growth	International	World
		Fund	Fund	Fund	Fund	Fund

Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,104,085	$915,430	$13,660,417	$3,157,234	$1,610,310
	Shares outstanding	102,854	56,436	179,057	206,282	72,225
	Net asset value per share	$30.18	$16.22	$76.29	$15.31	$22.30
Class 1A:	Net assets	$14,317	$4,256	$187,432	$10,423	$8,868
	Shares outstanding	477	266	2,479	685	399
	Net asset value per share	$30.04	$16.00	$75.61	$15.23	$22.19
Class 2:	Net assets	$3,233,725	$1,762,209	$14,451,475	$3,163,979	$763,546
	Shares outstanding	108,539	115,167	191,651	207,745	34,672
	Net asset value per share	$29.79	$15.30	$75.41	$15.23	$22.02
Class 3:	Net assets			$187,905	$15,480
	Shares outstanding	Not applicable	Not applicable	2,438	1,008	Not applicable
	Net asset value per share			$77.09	$15.35
Class 4:	Net assets	$583,527	$261,008	$2,409,119	$372,465	$701,060
	Shares outstanding	19,774	17,087	32,713	24,843	32,104
	Net asset value per share	$29.51	$15.28	$73.64	$14.99	$21.84
		Washington	Capital		International
		Mutual	World Growth	Growth-	Growth	Capital
		Investors	and Income	Income	and Income	Income
		Fund	Fund	Fund	Fund	Builder

Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized
Class 1:
	Net assets	$5,506,834	$548,491	$19,692,010	$13,396	$586,560
	Shares outstanding	433,800	46,994	392,155	1,499	53,377
	Net asset value per share	$12.69	$11.67	$50.21	$8.94	$10.99
Class 1A:	Net assets	$64,036	$5,749	$28,316	$4,894	$9,764
	Shares outstanding	5,079	496	567	562	890
	Net asset value per share	$12.61	$11.61	$49.93	$8.70	$10.98
Class 2:	Net assets	$2,775,107	$982,987	$11,507,731	$162,036	$13,016
	Shares outstanding	222,723	84,464	232,660	18,628	1,185
	Net asset value per share	$12.46	$11.64	$49.46	$8.70	$10.98
Class 3:	Net assets			$124,729
	Shares outstanding	Not applicable	Not applicable	2,478	Not applicable	Not applicable
	Net asset value per share			$50.33
Class 4:	Net assets	$1,097,723	$188,171	$1,630,181	$120,671	$529,726
	Shares outstanding	88,991	16,576	33,460	14,090	48,314
	Net asset value per share	$12.34	$11.35	$48.72	$8.56	$10.96

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

278    American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)			(dollars and shares in thousands, except per-share amounts)
			American
			Funds
		Asset	Global	The Bond	Capital	American
		Allocation	Balanced	Fund	World Bond	High-Income
		Fund	Fund†	of America	Fund	Trust
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,137,832	$96,407	$6,369,876	$663,191	$223,824
	Shares outstanding	681,900	7,682	676,909	69,436	26,230
	Net asset value per share	$22.20	$12.55	$9.41	$9.55	$8.53
Class 1A:	Net assets	$26,595	$2,555	$220,548	$1,344	$1,263
	Shares outstanding	1,203	204	23,592	141	148
	Net asset value per share	$22.10	$12.49	$9.35	$9.50	$8.51
Class 2:	Net assets	$4,227,802	$157,808	$2,843,749	$764,813	$521,241
	Shares outstanding	192,995	12,632	306,636	80,914	62,452
	Net asset value per share	$21.91	$12.49	$9.27	$9.45	$8.35
Class 3:	Net assets	$28,209				$8,471
	Shares outstanding	1,269	Not applicable	Not applicable	Not applicable	987
	Net asset value per share	$22.23				$8.58
Class 4:	Net assets	$5,380,136	$110,990	$786,909	$52,546	$76,755
	Shares outstanding	247,415	9,009	85,213	5,633	8,291
	Net asset value per share	$21.75	$12.32	$9.23	$9.33	$9.26
		American		U.S.	Managed	Managed
		Funds		Government	Risk	Risk
		Mortgage	Ultra-Short	Securities	Growth	International
		Fund	Bond Fund	Fund	Fund	Fund

Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized
Class 1:
	Net assets	$993	$50,347	$241,681
	Shares outstanding	105	4,436	24,189	Not applicable	Not applicable
	Net asset value per share	$9.45	$11.35	$9.99
Class 1A:	Net assets	$1,656	$10	$3,952
	Shares outstanding	177	1	397	Not applicable	Not applicable
	Net asset value per share	$9.34	$11.35	$9.96
Class 2:	Net assets	$46,324	$297,253	$1,058,577
	Shares outstanding	4,951	27,031	107,285	Not applicable	Not applicable
	Net asset value per share	$9.36	$11.00	$9.87
Class 3:	Net assets		$4,328	$6,507
	Shares outstanding	Not applicable	389	649	Not applicable	Not applicable
	Net asset value per share		$11.14	$10.02
Class 4:	Net assets	$40,070	$80,323	$190,005
	Shares outstanding	4,334	7,267	19,274	Not applicable	Not applicable
	Net asset value per share	$9.25	$11.05	$9.86
Class P1:	Net assets				$9,249	$1,762
	Shares outstanding	Not applicable	Not applicable	Not applicable	813	205
	Net asset value per share				$11.37	$8.61
Class P2:	Net assets				$444,993	$124,172
	Shares outstanding	Not applicable	Not applicable	Not applicable	39,434	14,470
	Net asset value per share				$11.28	$8.58

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series    279

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)			(dollars and shares in thousands, except per-share amounts)
		Managed Risk	Managed	Managed
		Washington	Risk	Risk
		Mutual	Growth-	Asset
		Investors	Income	Allocation
		Fund	Fund	Fund

Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,748	$1,833,437	$7,152
	Shares outstanding	244	146,536	575
	Net asset value per share	$11.24	$12.51	$12.43
Class P2:	Net assets	$320,724	$268,007	$2,182,320
	Shares outstanding	28,686	21,540	180,515
	Net asset value per share	$11.18	$12.44	$12.09

*Amount less than one thousand.

†Formerly Global Balanced Fund.

Refer to the notes to financial statements.

280    American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022				(dollars in thousands)
		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$99,453	$23,688	$315,299	$164,844	$ 57,252
Affiliated issuers	9,353	3,871	22,361	9,392	4,331
	108,806	27,559	337,660	174,236	61,583
Interest from unaffiliated issuers	53	25	1,956	2	7,384
European Union withholding tax reclaims	782	264	818	5,544	358
Interest from European Union withholding tax reclaims	71	3	22	920	14
Securities lending income (net of fees)	178	2,281	1,158	1,331	338
	109,890	30,132	341,614	182,033	69,677
Fees and expenses1:
Investment advisory services	36,131	21,657	109,146	35,444	21,012
Distribution services	10,254	5,525	48,823	9,585	3,999
Insurance administrative services	1,537	699	6,939	1,008	1,923
Transfer agent services	1	—2	6	1	1
Administrative services	2,236	973	10,468	2,191	1,018
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	77	41	299	90	34
Registration statement and prospectus	27	14	136	54	14
Trustees’ compensation	10	5	45	10	5
Auditing and legal	79	92	105	90	109
Custodian	868	430	384	1,246	758
Other	8	51	24	8	51
Total fees and expenses before waivers/reimbursement	51,228	29,487	176,375	49,727	28,924
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	5,162	1,011	1	—	3,759
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	5,162	1,011	1	—	3,759
Total fees and expenses after waivers/reimbursement	46,066	28,476	176,374	49,727	25,165
Net investment income	63,824	1,656	165,240	132,306	44,512
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)1 on:
Investments in:
Unaffiliated issuers	555,056	25,932	1,853,746	(374,601)	(3,895)
Affiliated issuers	(71)	(30)	(325)	(112)	(44)
Futures contracts	—	—	—	—	100
Forward currency contracts	—	—	—	—	379
Swap contracts	—	—	—	—	(2)
Currency transactions	(1,864)	50	654	(3,241)	72
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	553,121	25,952	1,854,075	(377,954)	(3,390)
Net unrealized (depreciation) appreciation1 on:
Investments in:
Unaffiliated issuers	(2,977,320)	(1,267,074)	(15,238,570)	(1,582,438)	(968,542)
Affiliated issuers	(19)	(25,285)	22	(57)	5
Futures contracts	—	—	—	—	129
Forward currency contracts	—	—	—	—	(30)
Swap contracts	—	—	—	—	2
Currency translations	395	(145)	(48)	(351)	(1,943)
	(2,976,944)	(1,292,504)	(15,238,596)	(1,582,846)	(970,379)
Net realized gain (loss) and unrealized depreciation	(2,423,823)	(1,266,552)	(13,384,521)	(1,960,800)	(973,769)
Net (decrease) increase in net assets resulting from operations	$(2,359,999)	$(1,264,896)	$(13,219,281)	$(1,828,494)	$(929,257)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series    281

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)				(dollars in thousands)
	Washington	Capital		International
	Mutual	World Growth	Growth-	Growth	Capital
	Investors	and Income	Income	and Income	Income
	Fund	Fund	Fund	Fund	Builder

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$229,615	$ 49,442	$601,261	$ 11,087	$32,630
Affiliated issuers	6,762	1,469	40,278	302	2,614
	236,377	50,911	641,539	11,389	35,244
Interest from unaffiliated issuers	1	480	1,322	—	4,766
European Union withholding tax reclaims	—	—	3,119	995	103
Interest from European Union withholding tax reclaims	—	—	292	35	—
Securities lending income (net of fees)	293	147	836	29	65
	236,671	51,538	647,108	12,448	40,178
Fees and expenses1:
Investment advisory services	37,368	9,637	89,899	1,720	4,443
Distribution services	10,015	3,172	35,861	726	1,368
Insurance administrative services	2,882	499	4,286	306	1,362
Transfer agent services	2	—2	6	—2	—2
Administrative services	2,969	558	10,612	93	337
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	65	23	285	9	10
Registration statement and prospectus	29	5	109	5	3
Trustees’ compensation	11	2	42	1	1
Auditing and legal	52	69	102	82	70
Custodian	275	259	469	20	101
Other	5	6	23	22	1
Total fees and expenses before waivers/reimbursement	53,673	14,230	141,694	2,984	7,696
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	14,561	2,866	—	295	1,989
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	14,561	2,866	—	295	1,989
Total fees and expenses after waivers/reimbursement	39,112	11,364	141,694	2,689	5,707
Net investment income	197,559	40,174	505,414	9,759	34,471
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)1 on:
Investments in:
Unaffiliated issuers	73,904	(82,354)	1,822,012	(25,009)	(1,384)
Affiliated issuers	(71)	8	(316)	(4)	(691)
Futures contracts	—	—	—	—	(7,468)
Forward currency contracts	—	—	—	(54)	7
Swap contracts	—	—	—	—	1,909
Currency transactions	(22)	(382)	(871)	(231)	(125)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	73,811	(82,728)	1,820,825	(25,298)	(7,752)
Net unrealized (depreciation) appreciation1 on:
Investments in:
Unaffiliated issuers	(1,207,072)	(336,626)	(9,143,460)	(40,723)	(104,188)
Affiliated issuers	10	(1)	130	(2)	(5,193)
Futures contracts	—	—	—	—	(311)
Forward currency contracts	—	—	—	5	(2)
Swap contracts	—	—	—	—	36
Currency translations	(3)	(154)	(173)	1	64
	(1,207,065)	(336,781)	(9,143,503)	(40,719)	(109,594)
Net realized gain (loss) and unrealized depreciation	(1,133,254)	(419,509)	(7,322,678)	(66,017)	(117,346)
Net (decrease) increase in net assets resulting from operations	$(935,695)	$(379,335)	$(6,817,264)	$(56,258)	$(82,875)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

282    American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)				(dollars in thousands)
		American
		Funds
	Asset	Global	The Bond	Capital	American
	Allocation	Balanced	Fund	World Bond	High-Income
	Fund	Fund3	of America	Fund	Trust
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$388,405	$6,485	$1	$65	$3,225
Affiliated issuers	80,475	393	34,880	3,057	610
	468,880	6,878	34,881	3,122	3,835
Interest from unaffiliated issuers	178,663	3,237	331,418	44,637	52,726
European Union withholding tax reclaims	23	—	—	—	—
Interest from European Union withholding tax reclaims	9	—	—	—	—
Securities lending income (net of fees)	631	7	—	—	—
	648,206	10,122	366,299	47,759	56,561
Fees and expenses1:
Investment advisory services	70,034	2,063	39,380	7,727	3,914
Distribution services	25,560	721	9,930	2,251	1,656
Insurance administrative services	14,064	300	2,381	146	203
Transfer agent services	4	—2	2	—2	—2
Administrative services	7,927	118	3,334	492	271
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	164	6	91	22	17
Registration statement and prospectus	51	2	216	5	4
Trustees’ compensation	30	—2	12	2	2
Auditing and legal	83	54	59	51	49
Custodian	616	69	95	143	18
Other	17	4	11	6	18
Total fees and expenses before waivers/reimbursement	118,550	3,337	55,511	10,845	6,152
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	25	21,118	611	1,428
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	25	21,118	611	1,428
Total fees and expenses after waivers/reimbursement	118,550	3,312	34,393	10,234	4,724
Net investment income	529,656	6,810	331,906	37,525	51,837
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)1 on:
Investments in:
Unaffiliated issuers	867,100	41,092	(720,113)	(161,648)	(27,908)
Affiliated issuers	(24,724)	3	(218)	17	(7)
Futures contracts	65,437	539	(136,499)	(7,447)	1,533
Forward currency contracts	—	(1,292)	1,795	(18,216)	—
Swap contracts	(73)	142	28,243	(796)	(82)
Currency transactions	4,210	(235)	(118)	(3,040)	21
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	911,950	40,249	(826,910)	(191,130)	(26,443)
Net unrealized (depreciation) appreciation1 on:
Investments in:
Unaffiliated issuers	(5,229,896)	(113,353)	(1,058,517)	(184,433)	(118,628)
Affiliated issuers	(273,363)	51	76	1,587	4
Futures contracts	13,070	(454)	(6,976)	(3,811)	123
Forward currency contracts	—	725	4,002	4,071	—
Swap contracts	(1,575)	(763)	12,978	(6,561)	(161)
Currency translations	6	14	48	566	(31)
	(5,491,758)	(113,780)	(1,048,389)	(188,581)	(118,693)
Net realized gain (loss) and unrealized depreciation	(4,579,808)	(73,531)	(1,875,299)	(379,711)	(145,136)
Net (decrease) increase in net assets resulting from operations	$(4,050,152)	$(66,721)	$(1,543,393)	$(342,186)	$(93,299)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series    283

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)				(dollars in thousands)
	American		U.S.	Managed	Managed
	Funds		Government	Risk	Risk
	Mortgage	Ultra-Short	Securities	Growth	International
	Fund	Bond Fund	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—	$—	$265	$55
Affiliated issuers	—	—	—	3,820	2,700
	—	—	—	4,085	2,755
Interest from unaffiliated issuers	2,336	7,293	52,923	—	—
European Union withholding tax reclaims	—	—	—	—	—
Interest from European Union withholding tax reclaims	—	—	—	—	—
Securities lending income (net of fees)	—	—	—	—	—
	2,336	7,293	52,923	4,085	2,755
Fees and expenses1:
Investment advisory services	350	1,110	5,345	746	208
Distribution services	228	889	3,494	1,219	342
Insurance administrative services	105	173	522	1,244	346
Transfer agent services	—2	—2	—2	—2	—2
Administrative services	31	121	503	—	—
Accounting and administrative services	—	—	—	58	49
Reports to shareholders	5	7	21	2	1
Registration statement and prospectus	2	3	7	4	2
Trustees’ compensation	—2	—2	2	1	—2
Auditing and legal	44	43	46	16	16
Custodian	17	1	29	6	7
Other	—2	—2	1	—2	—2
Total fees and expenses before waivers/reimbursement	782	2,347	9,970	3,296	971
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	158	—	2,256	249	69
Miscellaneous fee reimbursement	—	—	—	—	32
Total waivers/reimbursement of fees and expenses	158	—	2,256	249	101
Total fees and expenses after waivers/reimbursement	624	2,347	7,714	3,047	870
Net investment income	1,712	4,946	45,209	1,038	1,885
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)1 on:
Investments in:		—2
Unaffiliated issuers	(9,212)		(104,839)	(3,857)	(1,108)
Affiliated issuers	—	—	—	(26,901)	(9,724)
Futures contracts	(2,688)	—	(52,928)	1,884	4,007
Forward currency contracts	—	—	—	—	—
Swap contracts	3,147	—	20,919	—	—
Currency transactions	—	—	—	127	29
Capital gain distributions received from affiliated issuers	—	—	—	60,533	16,270
	(8,753)	—2	(136,848)	31,786	9,474
Net unrealized (depreciation) appreciation1 on:
Investments in:
Unaffiliated issuers	(3,365)	(59)	(99,107)	399	327
Affiliated issuers	—	—	—	(191,173)	(38,192)
Futures contracts	(79)	—	(3,785)	8,824	1,394
Forward currency contracts	—	—	—	—	—
Swap contracts	(1,585)	—	(7,297)	—	—
Currency translations	—	—	—	—	—
	(5,029)	(59)	(110,189)	(181,950)	(36,471)
Net realized gain (loss) and unrealized depreciation	(13,782)	(59)	(247,037)	(150,164)	(26,997)
Net (decrease) increase in net assets resulting from operations	$(12,070)	$4,887	$(201,828)	$(149,126)	$(25,112)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

284    American Funds Insurance Series
Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)			(dollars in thousands)
	Managed Risk	Managed	Managed
	Washington	Risk	Risk
	Mutual	Growth-	Asset
	Investors	Income	Allocation
	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$158	$1,054	$1,230
Affiliated issuers	7,293	37,268	46,591
	7,451	38,322	47,821
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,451	38,322	47,821
Fees and expenses1:
Investment advisory services	499	3,399	3,572
Distribution services	824	720	5,935
Insurance administrative services	830	5,665	5,953
Transfer agent services	—2	—2	—2
Administrative services	—	—	—
Accounting and administrative services	53	96	98
Reports to shareholders	2	5	6
Registration statement and prospectus	3	10	13
Trustees’ compensation	—2	2	3
Auditing and legal	16	18	19
Custodian	7	7	6
Other	—2	1	1
Total fees and expenses before waivers/reimbursement	2,234	9,923	15,606
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	166	1,135	1,192
Miscellaneous fee reimbursement	—	—	—
Total waivers/reimbursement of fees and expenses	166	1,135	1,192
Total fees and expenses after waivers/reimbursement	2,068	8,788	14,414
Net investment income	5,383	29,534	33,407
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)1 on:
Investments in:
Unaffiliated issuers	(3,288)	(38,643)	(5,894)
Affiliated issuers	32,672	156,797	55,156
Futures contracts	(4,543)	(51,822)	(47,767)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	43	322	259
Capital gain distributions received from affiliated issuers	61,850	179,634	231,217
	86,734	246,288	232,971
Net unrealized (depreciation) appreciation1 on:
Investments in:
Unaffiliated issuers	51	7,712	396
Affiliated issuers	(128,265)	(743,318)	(666,676)
Futures contracts	2,705	17,339	13,823
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	(125,509)	(718,267)	(652,457)
Net realized gain (loss) and unrealized depreciation	(38,775)	(471,979)	(419,486)
Net (decrease) increase in net assets resulting from operations	$(33,392)	$(442,445)	$(386,079)

1Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.

2Amount less than one thousand.

3Formerly Global Balanced Fund.

Refer to the notes to financial statements.

American Funds Insurance Series    285

Financial statements (continued)

Statements of changes in net assets					(dollars in thousands)
			Global Small
	Global Growth Fund		Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:

Net investment income (loss)	$63,824	$36,408	$1,656	$(11,335)	$165,240	$87,664
Net realized gain (loss)	553,121	846,935	25,952	1,098,836	1,854,075	5,061,178
Net unrealized (depreciation) appreciation	(2,976,944)	485,952	(1,292,504)	(710,657)	(15,238,596)	3,147,345
Net (decrease) increase in net assets resulting from
operations	(2,359,999)	1,369,295	(1,264,896)	376,844	(13,219,281)	8,296,187
Distributions paid to shareholders	(892,563)	(486,343)	(1,091,116)	(123,155)	(5,140,514)	(5,437,958)
Net capital share transactions	597,636	466,658	721,994	(989,509)	3,850,397	3,623,473
Total (decrease) increase in net assets	(2,654,926)	1,349,610	(1,634,018)	(735,820)	(14,509,398)	6,481,702
Net assets:
Beginning of year	9,590,580	8,240,970	4,576,921	5,312,741	45,405,746	38,924,044
End of year	$6,935,654	$9,590,580	$2,942,903	$4,576,921	$ 30,896,348	$45,405,746

					Washington Mutual
	International Fund		New World Fund		Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:

Net investment income (loss)	$132,306	$147,317	$44,512	$32,010	$197,559	$173,016
Net realized gain (loss)	(377,954)	1,273,483	(3,390)	318,018	73,811	2,286,033
Net unrealized (depreciation) appreciation	(1,582,846)	(1,501,184)	(970,379)	(136,128)	(1,207,065)	81,431
Net (decrease) increase in net assets resulting from
operations	(1,828,494)	(80,384)	(929,257)	213,900	(935,695)	2,540,480
Distributions paid to shareholders	(1,146,487)	(249,096)	(357,382)	(185,700)	(2,416,808)	(166,149)
Net capital share transactions	265,209	(832,025)	(77,021)	176,091	1,331,066	(488,260)
Total (decrease) increase in net assets	(2,709,772)	(1,161,505)	(1,363,660)	204,291	(2,021,437)	1,886,071
Net assets:
Beginning of year	9,429,353	10,590,858	4,447,444	4,243,153	11,465,137	9,579,066
End of year	$6,719,581	$ 9,429,353	$3,083,784	$4,447,444	$ 9,443,700	$11,465,137

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

286    American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)					(dollars in thousands)
	Capital
	World Growth				International Growth
	and Income Fund		Growth-Income Fund		and Income Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:

Net investment income (loss)	$40,174	$44,268	$505,414	$480,125	$9,759	$34,510
Net realized gain (loss)	(82,728)	410,057	1,820,825	3,512,628	(25,298)	357,845
Net unrealized (depreciation) appreciation	(336,781)	(139,980)	(9,143,503)	4,888,658	(40,719)	(342,815)
Net (decrease) increase in net assets resulting from
operations	(379,335)	314,345	(6,817,264)	8,881,411	(56,258)	49,540
Distributions paid to shareholders	(454,298)	(90,172)	(3,956,410)	(915,114)	(154,047)	(14,532)
Net capital share transactions	175,376	(14,968)	804,156	(3,505,347)	132,760	(1,112,349)
Total (decrease) increase in net assets	(658,257)	209,205	(9,969,518)	4,460,950	(77,545)	(1,077,341)
Net assets:
Beginning of year	2,383,655	2,174,450	42,952,485	38,491,535	378,542	1,455,883
End of year	$1,725,398	$2,383,655	$32,982,967	$42,952,485	$ 300,997	$378,542

					American Funds
	Capital Income Builder		Asset Allocation Fund		Global Balanced Fund*

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:

Net investment income (loss)	$34,471	$32,730	$529,656	$496,078	$6,810	$4,583
Net realized gain (loss)	(7,752)	44,998	911,950	2,982,523	40,249	24,122
Net unrealized (depreciation) appreciation	(109,594)	81,302	(5,491,758)	990,457	(113,780)	17,602
Net (decrease) increase in net assets resulting from
operations	(82,875)	159,030	(4,050,152)	4,469,058	(66,721)	46,307
Distributions paid to shareholders	(31,988)	(29,764)	(3,253,724)	(1,541,316)	(2,232)	(29,247)
Net capital share transactions	109,402	(81,691)	1,398,530	(1,879,473)	(30,663)	(4,816)
Total (decrease) increase in net assets	(5,461)	47,575	(5,905,346)	1,048,269	(99,616)	12,244
Net assets:
Beginning of year	1,144,527	1,096,952	30,705,920	29,657,651	467,376	455,132
End of year	$1,139,066	$1,144,527	$24,800,574	$30,705,920	$ 367,760	$467,376

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series    287

Financial statements (continued)

Statements of changes in net assets (continued)					(dollars in thousands)
	The Bond Fund				American
	of America		Capital World Bond Fund		High-Income Trust

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:

Net investment income (loss)	$331,906	$215,953	$37,525	$42,586	$51,837	$47,176
Net realized gain (loss)	(826,910)	129,232	(191,130)	16,012	(26,443)	7,485
Net unrealized (depreciation) appreciation	(1,048,389)	(353,151)	(188,581)	(168,792)	(118,693)	21,386
Net (decrease) increase in net assets resulting from
operations	(1,543,393)	(7,966)	(342,186)	(110,194)	(93,299)	76,047
Distributions paid to shareholders	(462,954)	(687,442)	(30,830)	(91,748)	(67,772)	(43,416)
Net capital share transactions	(959,150)	2,474,568	(230,098)	(51,795)	(59,810)	152,225
Total (decrease) increase in net assets	(2,965,497)	1,779,160	(603,114)	(253,737)	(220,881)	184,856
Net assets:
Beginning of year	13,186,579	11,407,419	2,085,008	2,338,745	1,052,435	867,579
End of year	$10,221,082	$13,186,579	$1,481,894	$2,085,008	$831,554	$1,052,435

	American Funds				U.S. Government
	Mortgage Fund		Ultra-Short Bond Fund		Securities Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:

Net investment income (loss)	$1,712	$1,555	$4,946	$(1,883)	$45,209	$26,482
Net realized gain (loss)	(8,753)	(90)	—†	—†	(136,848)	(5,219)
Net unrealized (depreciation) appreciation	(5,029)	(2,808)	(59)	(4)	(110,189)	(36,820)
Net (decrease) increase in net assets resulting from
operations	(12,070)	(1,343)	4,887	(1,887)	(201,828)	(15,557)
Distributions paid to shareholders	(1,793)	(13,157)	(2,237)	—	(60,476)	(209,728)
Net capital share transactions	(231,492)	29,279	96,950	(41,201)	(402,273)	236,927
Total (decrease) increase in net assets	(245,355)	14,779	99,600	(43,088)	(664,577)	11,642
Net assets:
Beginning of year	334,398	319,619	332,661	375,749	2,165,299	2,153,657
End of year	$89,043	$334,398	$432,261	$332,661	$1,500,722	$2,165,299

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

288    American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)					(dollars in thousands)
					Managed Risk
	Managed Risk		Managed Risk		Washington Mutual
	Growth Fund		International Fund		Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:

Net investment income (loss)	$1,038	$(392)	$1,885	$2,984	$5,383	$3,320
Net realized gain (loss)	31,786	93,312	9,474	654	86,734	15,848
Net unrealized (depreciation) appreciation	(181,950)	(21,491)	(36,471)	(10,287)	(125,509)	38,411
Net (decrease) increase in net assets resulting from
operations	(149,126)	71,429	(25,112)	(6,649)	(33,392)	57,579
Distributions paid to shareholders	(90,246)	(27,384)	(4,275)	(931)	(14,671)	(6,019)
Net capital share transactions	97,021	(11,898)	(6,014)	(654)	(1,502)	(34,883)
Total (decrease) increase in net assets	(142,351)	32,147	(35,401)	(8,234)	(49,565)	16,677
Net assets:
Beginning of year	596,593	564,446	161,335	169,569	373,037	356,360
End of year	$ 454,242	$596,593	$125,934	$161,335	$323,472	$373,037

	Managed Risk		Managed Risk
	Growth-Income Fund		Asset Allocation Fund

	Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operations:

Net investment income (loss)	$29,534	$23,938	$33,407	$29,121
Net realized gain (loss)	246,288	49,377	232,971	133,738
Net unrealized (depreciation) appreciation	(718,267)	292,194	(652,457)	169,648
Net (decrease) increase in net assets resulting from
operations	(442,445)	365,509	(386,079)	332,507
Distributions paid to shareholders	(99,803)	(68,168)	(138,964)	(38,227)
Net capital share transactions	(23,880)	(64,385)	(104,505)	(254,031)
Total (decrease) increase in net assets	(566,128)	232,956	(629,548)	40,249
Net assets:
Beginning of year	2,667,572	2,434,616	2,819,020	2,778,771
End of year	$2,101,444	$2,667,572	$2,189,472	$2,819,020

*Formerly Global Balanced Fund.

†Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series    289

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds ("the funds"), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund (formerly Global Balanced Fund) — Seeks the balanced accomplishment of three objectives: long- term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

290    American Funds Insurance Series

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series    291

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data
(collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

292    American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2022 (dollars in thousands):

American Funds Insurance Series    293

Global Growth Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$923,708	$643,291	$—	$1,566,999
Health care	1,027,635	489,438	—	1,517,073
Consumer discretionary	493,333	473,688	—	967,021
Financials	213,109	405,801	—*	618,910
Consumer staples	308,045	286,104	—	594,149
Industrials	203,723	319,481	—	523,204
Energy	163,263	172,648	—*	335,911
Materials	200,063	25,242	—	225,305
Communication services	146,303	39,149	—	185,452
Real estate	—	12,072	—	12,072
Utilities	7,666	—	—	7,666
Preferred securities	—	115,128	—	115,128
Short-term securities	164,535	114,615	—	279,150

Total	$3,851,383	$3,096,657	$—*	$6,948,040

*Amount less than one thousand.

Global Small Capitalization Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Industrials	$145,496	$462,740	$—	$608,236
Information technology	278,192	271,360	842	550,394
Consumer discretionary	319,599	207,610	—	527,209
Health care	368,441	133,632	—	502,073
Financials	82,339	175,020	—	257,359
Materials	8,263	96,602	—	104,865
Real estate	35,375	39,017	—	74,392
Energy	13,782	16,503	25,418	55,703
Communication services	25,084	27,091	—	52,175
Utilities	10,353	37,278	—	47,631
Consumer staples	18,150	27,079	—	45,229
Preferred securities	7,126	—	18,452	25,578
Rights & warrants	—	10,007	—	10,007
Short-term securities	148,662	—	—	148,662

Total	$1,460,862	$1,503,939	$44,712	$3,009,513

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	1/1/2022	Level 3*	Purchases	Sales	gain	depreciation†	Level 3*	12/31/2022
Investment securities	$44,963	$—	$—	$—	$—	$(251)	$—	$44,712
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(251)

*Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

†Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

294    American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

						Impact to
						valuation from
	Value at	Valuation	Unobservable	Range	Weighted	an increase in
	12/31/2022	techniques	inputs	(if applicable)	average*	input†
			Price/Cash flow multiple	5.7x	5.7x	Increase

		Market comparable	EV/Sales multiple	6.2x	6.2x	Increase

Common stocks	$26,260		DLOM	16%	16%	Decrease
		companies

			Discount for lack of certainty	10%	10%	Decrease

			Risk discount	25%	25%	Decrease

		Transaction price	N/A	N/A	N/A	N/A

			EV/Sales multiple	6.2x - 12.9x	11.0x	Increase

			Risk discount	25%	25%	Decrease
Preferred securities	18,452
		Market comparable	Net adjustment (decrease) based
		companies	on movement of market	44%	44%	Decrease
			comparables

			DLOM	10%	10%	Decrease

Total	$44,712

*Weighted average is by relative fair value.

†This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$5,461,425	$723,030	$4,704	$6,189,159
Health care	5,188,144	115,484	45,222	5,348,850
Consumer discretionary	4,793,527	439,744	—	5,233,271
Communication services	3,950,043	25,714	—	3,975,757
Industrials	3,112,991	255,410	—	3,368,401
Energy	1,737,621	91,688	—	1,829,309
Financials	1,796,618	—	—	1,796,618
Materials	973,571	—	—	973,571
Consumer staples	596,091	109,850	—	705,941
Utilities	243,420	—	—	243,420
Real estate	33,920	—	—	33,920
Preferred securities	—	21,366	36,770	58,136
Convertible stocks	7,202	—	—	7,202
Convertible bonds & notes	—	—	7,146	7,146
Bonds, notes & other debt instruments	—	15,245	—	15,245
Short-term securities	1,192,835	—	—	1,192,835

Total	$29,087,408	$1,797,531	$93,842	$30,978,781

American Funds Insurance Series    295

International Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Industrials	$64,860	$1,053,264	$—	$1,118,124
Information technology	296,778	622,282	4,282	923,342
Health care	29,009	812,708	—	841,717
Materials	397,065	317,708	—	714,773
Energy	172,457	531,541	—	703,998
Consumer discretionary	135,708	472,880	—	608,588
Financials	78,042	530,056	—	608,098
Communication services	185,096	231,351	—*	416,447
Consumer staples	—	289,938	—	289,938
Utilities	—	119,038	—	119,038
Real estate	—	39,066	—	39,066
Preferred securities	24,464	28,174	392	53,030
Rights & warrants	—	8,446	—	8,446
Short-term securities	307,469	—	—	307,469

Total	$1,690,948	$5,056,452	$4,674	$6,752,074

*Amount less than one thousand.

New World Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 263,065	$ 173,417	$ 342	$ 436,824
Financials	67,929	361,956	—*	429,885
Health care	188,331	216,848	—	405,179
Industrials	108,081	225,883	—	333,964
Consumer discretionary	105,950	224,085	—*	330,035
Materials	162,789	82,689	—*	245,478
Consumer staples	60,987	131,035	—*	192,022
Communication services	81,746	76,207	—*	157,953
Energy	47,738	105,152	—*	152,890
Utilities	14,233	39,215	—	53,448
Real estate	12,965	36,156	—	49,121
Preferred securities	14,795	8,412	9,132	32,339
Rights & warrants	31	172	—	203
Bonds, notes & other debt instruments	—	100,586	—	100,586
Short-term securities	167,623	—	—	167,623

Total	$1,296,263	$1,781,813	$9,474	$3,087,550

		Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$159	$ —	$—	$159
Unrealized appreciation on open forward currency contracts	—	—*	—	—*
Unrealized appreciation on centrally cleared credit default swaps	—	2	—	2
Liabilities:
Unrealized depreciation on futures contracts	(66)	—	—	(66)
Unrealized depreciation on open forward currency contracts	—	(50)	—	(50)

Total	$ 93	$(48)	$—	$ 45

*Amount less than one thousand.

†Futures contracts, forward currency contracts and credit default swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 1.

296    American Funds Insurance Series

Capital World Growth and Income Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$164,931	$106,647	$—	$271,578
Health care	186,991	74,725	—	261,716
Financials	110,259	113,094	—*	223,353
Industrials	103,918	113,308	—	217,226
Consumer discretionary	81,430	73,857	—	155,287
Consumer staples	63,755	66,879	—	130,634
Materials	69,657	51,505	—	121,162
Energy	73,762	34,823	—*	108,585
Communication services	53,364	32,366	—*	85,730
Utilities	25,266	24,999	—	50,265
Real estate	12,033	5,443	—	17,476
Preferred securities	263	2,512	—	2,775
Convertible bonds & notes	—	940	—	940
Bonds, notes & other debt instruments	—	6,016	—	6,016
Short-term securities	6,525	69,828	—	76,353

Total	$952,154	$776,942	$—*	$1,729,096

*Amount less than one thousand.

Growth-Income Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$6,365,641	$293,106	$—	$6,658,747
Industrials	4,414,100	259,779	—	4,673,879
Health care	3,850,991	534,723	—	4,385,714
Financials	2,896,787	—	—	2,896,787
Consumer discretionary	2,446,056	132,438	—	2,578,494
Communication services	2,480,083	—	—	2,480,083
Consumer staples	1,457,094	454,816	—	1,911,910
Energy	1,578,057	—	—	1,578,057
Utilities	1,262,331	69,549	—	1,331,880
Materials	1,068,166	—	—	1,068,166
Real estate	608,248	—	—	608,248
Convertible stocks	274,424	—	—	274,424
Bonds, notes & other debt instruments	—	5,916	—	5,916
Short-term securities	2,789,014	—	—	2,789,014

Total	$31,490,992	$1,750,327	$—	$33,241,319

American Funds Insurance Series    297

International Growth and Income Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$ 6,118	$ 43,633	$—*	$ 49,751
Industrials	4,511	31,485	—	35,996
Consumer discretionary	2,509	32,958	—	35,467
Consumer staples	7,470	27,016	—	34,486
Information technology	1,668	30,886	—	32,554
Health care	1,316	29,812	—	31,128
Energy	8,708	14,672	—*	23,380
Materials	9,657	7,677	—*	17,334
Communication services	1,895	15,137	—*	17,032
Utilities	1,142	8,106	—	9,248
Real estate	—	4,820	—	4,820
Preferred securities	1,207	693	—	1,900
Short-term securities	6,358	—	—	6,358

Total	$52,559	$246,895	$—*	$299,454

		Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$5	$—	$5

*Amount less than one thousand.
†Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$85,911	$70,932	$ —*	$156,843
Consumer staples	64,498	50,174	—	114,672
Health care	85,845	22,042	—	107,887
Industrials	47,860	35,750	—	83,610
Information technology	64,487	14,336	—	78,823
Utilities	39,280	31,786	—	71,066
Energy	52,011	16,387	—*	68,398
Real estate	56,684	11,518	—	68,202
Materials	20,977	12,204	—	33,181
Consumer discretionary	16,058	16,961	—	33,019
Communication services	17,155	15,258	—	32,413
Preferred securities	—	545	—	545
Rights & warrants	6	—	—	6
Convertible stocks	5,019	—	—	5,019
Investment funds	28,059	—	—	28,059
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	107,548	—	107,548
Mortgage-backed obligations	—	69,718	89	69,807
Corporate bonds, notes & loans	—	19,621	—	19,621
Asset-backed obligations	—	9,532	—	9,532
Bonds & notes of governments & government agencies
outside the U.S.	—	743	—	743
Municipals	—	228	—	228
Short-term securities	83,850	—	—	83,850

Total	$667,700	$505,283	$89	$1,173,072

Refer to the end of the tables for footnotes.

298    American Funds Insurance Series

		Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$60	$—	$—	$60
Unrealized appreciation on centrally cleared interest rate swaps	—	1,900	—	1,900
Liabilities:
Unrealized depreciation on futures contracts	(139)	—	—	(139)
Unrealized depreciation on centrally cleared interest rate swaps	—	(380)	—	(380)
Unrealized depreciation on centrally cleared credit default swaps	—	(47)	—	(47)

Total	$(79)	$1,473	$—	$1,394

*Amount less than one thousand.
†Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$ 3,207,943	$ 95,928	$ 19,703	$ 3,323,574
Consumer discretionary	2,162,881	216,574	—	2,379,455
Financials	2,206,657	75,213	1,899	2,283,769
Information technology	2,171,644	29,717	—	2,201,361
Consumer staples	1,318,784	316,097	—	1,634,881
Industrials	1,531,415	12,088	—	1,543,503
Communication services	1,171,249	—	—	1,171,249
Energy	1,020,328	—	550	1,020,878
Materials	856,654	—	—	856,654
Real estate	236,814	—	—	236,814
Utilities	158,713	—	—	158,713
Preferred securities	—	—	189	189
Rights & warrants	—	—	—*	—*
Convertible stocks	—	—	63,388	63,388
Investment funds	1,367,122	—	—	1,367,122
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	1,878,858	—	1,878,858
U.S. Treasury bonds & notes	—	1,617,110	—	1,617,110
Corporate bonds, notes & loans	—	1,385,625	10,517	1,396,142
Asset-backed obligations	—	411,624	5,689	417,313
Bonds & notes of governments & government agencies
outside the U.S.	—	40,766	—	40,766
Municipals	—	35,724	—	35,724
Short-term securities	1,690,923	—	—	1,690,923

Total	$19,101,127	$6,115,324	$101,935	$25,318,386

		Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 2,319	$—	$—	$ 2,319
Liabilities:
Unrealized depreciation on futures contracts	(3,485)	—	—	(3,485)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,623)	—	(1,623)

Total	$(1,166)	$(1,623)	$—	$(2,789)

*Amount less than one thousand.

†Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series    299

American Funds Global Balanced Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$ 16,259	$ 22,868	$ —	$ 39,127
Industrials	19,116	11,649	—	30,765
Health care	18,540	10,087	—	28,627
Information technology	21,174	2,609	—	23,783
Consumer staples	4,299	15,340	—	19,639
Utilities	9,788	7,879	—	17,667
Materials	6,808	9,121	—	15,929
Energy	10,010	4,766	—	14,776
Communication services	8,684	2,866	—	11,550
Consumer discretionary	4,150	4,214	—	8,364
Real estate	2,591	2,616	—	5,207
Preferred securities	911	558	—	1,469
Convertible stocks	1,235	—	—	1,235
Investment funds	5,532	—	—	5,532
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies
outside the U.S.	—	48,706	77	48,783
U.S. Treasury bonds & notes	—	44,273	—	44,273
Corporate bonds, notes & loans	—	20,755	—	20,755
Mortgage-backed obligations	—	9,498	—	9,498
Asset-backed obligations	—	2,304	—	2,304
Municipals	—	129	—	129
Short-term securities	3,928	12,021	—	15,949

Total	$133,025	$232,259	$77	$365,361

		Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 58	$—	$—	$58
Unrealized appreciation on open forward currency contracts	—	686	—	686
Unrealized appreciation on centrally cleared interest rate swaps	—	8	—	8
Unrealized appreciation on centrally cleared credit default swaps	—	7	—	7
Liabilities:
Unrealized depreciation on futures contracts	(431)	—	—	(431)
Unrealized depreciation on open forward currency contracts	—	(150)	—	(150)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,017)	—	(1,017)

Total	$(373)	$(466)	$—	$(839)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,535,583	$—	$3,535,583
U.S. Treasury bonds & notes	—	2,803,177	—	2,803,177
Mortgage-backed obligations	—	2,637,080	1,486	2,638,566
Asset-backed obligations	—	452,311	9,397	461,708
Municipals	—	165,594	—	165,594
Bonds & notes of governments & government agencies
outside the U.S.	—	131,985	—	131,985
Federal agency bonds & notes	—	11,160	—	11,160
Short-term securities	1,425,720	—	—	1,425,720

Total	$1,425,720	$9,736,890	$10,883	$11,173,493

300    American Funds Insurance Series

		Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$6,241	$—	$—	$6,241
Unrealized appreciation on open forward currency contracts	—	3,821	—	3,821
Unrealized appreciation on centrally cleared interest rate swaps	—	15,705	—	15,705
Liabilities:
Unrealized depreciation on futures contracts	(13,194)	—	—	(13,194)
Unrealized depreciation on open forward currency contracts	—	(174)	—	(174)
Unrealized depreciation on centrally cleared interest rate swaps	—	(6,629)	—	(6,629)
Unrealized depreciation on centrally cleared credit default swaps	—	(7,009)	—	(7,009)

Total	$(6,953)	$5,714	$—	$(1,239)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$—	$293,295	$—	$293,295
Japanese yen	—	111,151	—	111,151
British pounds	—	61,782	—	61,782
Chinese yuan renminbi	—	42,096	—	42,096
Canadian dollars	—	34,184	—	34,184
Mexican pesos	—	31,627	—	31,627
Australian dollars	—	24,212	—	24,212
Danish kroner	—	23,962	—	23,962
South Korean won	—	7,729	—	7,729
Colombian pesos	—	7,144	—	7,144
Chilean pesos	—	6,074	—	6,074
Indonesian rupiah	—	5,454	—	5,454
Russian rubles	—	1,371	1,984	3,355
Brazilian reais	—	3,129	—	3,129
South African rand	—	3,001	—	3,001
Dominican pesos	—	2,271	—	2,271
Malaysian ringgits	—	2,222	—	2,222
Ukrainian hryvnia	—	—	1,592	1,592
Indian rupees	—	1,102	—	1,102
Romanian leu	—	1,038	—	1,038
Polish zloty	—	879	—	879
Norwegian kroner	—	619	—	619
U.S. dollars	—	669,670	289	669,959
Investment funds	48,676	—	—	48,676
Preferred securities	—	—	20	20
Common stocks	—	—	134	134
Short-term securities	167	100,470	—	100,637

Total	$48,843	$1,434,482	$4,019	$1,487,344

American Funds Insurance Series    301

		Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$672	$—	$—	$672
Unrealized appreciation on open forward currency contracts	—	7,008	—	7,008
Unrealized appreciation on centrally cleared credit default swaps	—	486	—	486
Liabilities:
Unrealized depreciation on futures contracts	(4,659)	—	—	(4,659)
Unrealized depreciation on open forward currency contracts	—	(2,455)	—	(2,455)
Unrealized depreciation on centrally cleared interest rate swaps	—	(10,966)	—	(10,966)
Unrealized depreciation on centrally cleared credit default swaps	—	(19)	—	(19)

Total	$(3,987)	$(5,946)	$—	$(9,933)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$731,844	$ 4,198	$736,042
Mortgage-backed obligations	—	—	630	630
Convertible bonds & notes	—	399	79	478
Convertible stocks	483	472	—	955
Common stocks	8,540	1,520	26,932	36,992
Preferred securities	—	—	2,629	2,629
Rights & warrants	—	826	12	838
Short-term securities	38,565	—	—	38,565

Total	$47,588	$735,061	$34,480	$817,129

		Other investments1
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 10	$ —	$—	$ 10
Liabilities:
Unrealized depreciation on futures contracts	(98)	—	—	(98)
Unrealized depreciation on centrally cleared credit default swaps	—	(154)	—	(154)

Total	$(88)	$(154)	$—	$(242)

1Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	1/1/2022	Level 32	Purchases	Sales	gain3	depreciation3	Level 32	12/31/2022
Investment securities	$40,411	$3,989	$4,058	$(11,715)	$883	$(3,084)	$(62)	$34,480
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$ (1,467)

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

3Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

302    American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

						Impact to
						valuation from
	Value at	Valuation	Unobservable	Range	Weighted	an increase in
	12/31/2022	techniques	inputs	(if applicable)	average*	input†
			Expected proceeds	N/A	N/A	N/A

		Estimated recovery	EV/EBITDA multiple	7.5x	7.5x	Increase
		value	DLOM	15%	15%	Decrease

Bonds, notes & other			Vendor price	N/A	N/A	N/A
	$ 4,828
		Yield analysis	Yield	15.7% - 16.0%	15.8%	Decrease
debt instruments

			Transaction price	N/A	N/A	N/A

		Transaction	Net adjustment (decrease) based
			on movement of market	10%	10%

			comparables

Convertible bonds &	79	Transaction	Transaction price	N/A	N/A	N/A
notes

			Expected proceeds	N/A	N/A	N/A

			EV/EBITDA multiple	7.5x	7.5x	Increase

			DLOM	15%	15%	Decrease
		Estimated recovery
			Vendor price	N/A	N/A	N/A
		value
			Risk discount	90%	90%	Decrease

			Net adjustment (decrease) based
			on movement of market	20%	20%	Decrease
Common stocks	26,932		comparables
		Market comparable	EV/EBITDA multiple	3.7x	3.7x	Increase

			EV/EBITDA less CapEx multiple	10.2x	10.2x	Increase
		companies

			DLOM	17%	17%	Decrease

		Transaction	Transaction price	N/A	N/A	N/A

			Discount for lack of certainty	5%	5%	Decrease

		Indicative market	Broker quote	N/A	N/A	N/A
		quotation

		Indicative market	Broker quote	N/A	N/A	N/A
		quotation
Preferred securities	2,629

		Market comparable	EV/EBITDA multiple	3.5x	3.5x	Increase

		companies	DLOM	30%	30%	Decrease

Rights & warrants	12	Indicative market	Broker quote	N/A	N/A	N/A
		quotation

Total	$34,480

*Weighted average is by relative fair value.

†This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series    303

American Funds Mortgage Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$ 71,406	$—	$ 71,406
U.S. Treasury bonds & notes	—	10,720	—	10,720
Asset-backed obligations	—	2,388	—	2,388
Short-term securities	—	22,857	—	22,857

Total	$—	$107,371	$—	$107,371

		Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 49	$ —	$—	$ 49
Unrealized appreciation on centrally cleared interest rate swaps	—	790	—	790
Liabilities:
Unrealized depreciation on futures contracts	(124)	—	—	(124)

Total	$ (75)	$790	$—	$ 715

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

		Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$ 723,593	$—	$ 723,593
U.S. Treasury bonds & notes	—	597,122	—	597,122
Federal agency bonds & notes	—	79,196	—	79,196
Short-term securities	—	318,094	—	318,094

Total	$—	$1,718,005	$—	$1,718,005

		Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 14,523	$—	$—	$ 14,523
Unrealized appreciation on centrally cleared interest rate swaps	—	30,519	—	30,519
Liabilities:
Unrealized depreciation on futures contracts	(17,699)	—	—	(17,699)
Unrealized depreciation on centrally cleared interest rate swaps	—	(21,723)	—	(21,723)

Total	$ (3,176)	$8,796	$—	$ 5,620

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

304    American Funds Insurance Series

Managed Risk Growth-Income Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Funds Insurance Series    305

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

306    American Funds Insurance Series

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates

—i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

American Funds Insurance Series    307

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

308    American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

American Funds Insurance Series    309

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
	Value of			Value of

	investment			investment
	securities		U.S. government	securities
Funds	on loan	Cash	securities	purchased

Global Small Capitalization Fund	$ 59,781	$ 58,725	$ 4,519	$ 52,853
Growth Fund	54,504	55,867	—	50,280
International Fund	1,530	1,607	—	1,446
New World Fund	311	327	—	295
Washington Mutual Investors Fund	12,432	12,908	—	11,618
Capital World Growth and Income Fund	6,155	6,480	—	5,832
Growth-Income Fund	240,456	248,693	—	223,824
International Growth and Income Fund	1,435	962	585	866
Capital Income Builder	6,251	6,553	—	5,898
Asset Allocation Fund	67,688	56,897	17,890	51,207

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage- backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

310    American Funds Insurance Series

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2022, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $5,000,000, $150,000 and $4,155,000, respectively, which would represent 0.02%, 0.01% and 0.50%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Capital World Bond Fund and American High-Income Trust of $12,000 and $572,000, respectively, is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities, and unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $9,000, $1,000 and $3,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Both are included in net unrealized (depreciation) appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

American Funds Insurance Series    311
Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

312    American Funds Insurance Series

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options		Forward	Interest	Credit
	contracts	Futures	currency	rate	default
	purchased	contracts	contracts	swaps	swaps

New World Fund	Not applicable	$ 25,541	$ 4,534	Not applicable	$ 2,230
International Growth and Income Fund	Not applicable	Not applicable	785	Not applicable	Not applicable
Capital Income Builder	Not applicable	77,835	97*	$ 24,014	5,645
Asset Allocation Fund	Not applicable	1,604,889	Not applicable	Not applicable	184,454
Global Balanced Fund	Not applicable	14,924	29,040	35,865	4,634
The Bond Fund of America	Not applicable	3,326,801	90,045	516,484	199,116
Capital World Bond Fund	Not applicable	297,755	449,743	384,936	92,966
American High-Income Trust	Not applicable	9,021	Not applicable	Not applicable	10,272
American Funds Mortgage Fund	Not applicable	31,977	Not applicable	4,025	Not applicable
U.S. Government Securities Fund	Not applicable	2,339,082	Not applicable	1,287,321	Not applicable
Managed Risk Growth Fund	$ 269,349	170,792	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	63,717	11,008	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	242,721	39,716	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	2,353,130	267,681	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	418,987	290,562	Not applicable	Not applicable	Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series    313

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

New World Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$159	Unrealized depreciation1	$ 66
Forward currency	Currency	Unrealized appreciation on open	—2	Unrealized depreciation on open	50
		forward currency contracts		forward currency contracts
Swap (centrally	Credit	Unrealized appreciation1	2	Unrealized depreciation1	—
cleared)

			$161		$116

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized gain on futures	$100	Net unrealized appreciation on	$129
		contracts		futures contracts
Forward currency	Currency	Net realized gain on forward
currency contracts
379	Net unrealized depreciation on	(30)
forward currency contracts
Swap	Credit	Net realized loss on swap	(2)	Net unrealized appreciation on	2
		contracts		swap contracts

			$477		$101

International Growth and Income Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Forward currency	Currency	Unrealized appreciation on open	$5	Unrealized depreciation on open	$—
		forward currency contracts		forward currency contracts
		Net realized loss		Net unrealized appreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Forward currency	Currency	Net realized loss on forward	$(54)	Net unrealized appreciation on	$5
		currency contracts		forward currency contracts

Refer to the end of the tables for footnotes.

314    American Funds Insurance Series

Capital Income Builder

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$ 60	Unrealized depreciation1	$139
Swap (centrally	Interest	Unrealized appreciation1	1,900	Unrealized depreciation1	380
cleared)
Swap (centrally	Credit	Unrealized appreciation1	—	Unrealized depreciation1	47
cleared)

			$1,960		$566

		Net realized (loss) gain		Net unrealized (depreciation) appreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized loss on futures	$(7,468)	Net unrealized depreciation on	$(311)
		contracts		futures contracts
Forward currency	Currency	Net realized gain on forward	7	Net unrealized depreciation on	(2)
		currency contracts		forward currency contracts
Swap	Interest	Net realized gain on swap	1,864	Net unrealized appreciation on	69
		contracts		swap contracts
Swap	Credit	Net realized gain on swap	45	Net unrealized depreciation on	(33)
		contracts		swap contracts

			$(5,552)		$(277)
Asset Allocation Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$2,319	Unrealized depreciation1	$3,485
Swap (centrally	Credit	Unrealized appreciation1	—	Unrealized depreciation1	1,623
cleared)

			$2,319		$5,108

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized gain on futures	$65,437	Net unrealized appreciation on	$13,070
		contracts		futures contracts
Swap	Credit	Net realized loss on swap	(73)	Net unrealized depreciation on	(1,575)
		contracts		swap contracts

			$65,364		$11,495

Refer to the end of the tables for footnotes.

American Funds Insurance Series    315

American Funds Global Balanced Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$ 58	Unrealized depreciation1	$ 431
Forward currency	Currency	Unrealized appreciation on open	686	Unrealized depreciation on open	150
		forward currency contracts		forward currency contracts
Swap (centrally	Interest	Unrealized appreciation1	8	Unrealized depreciation1	1,017
cleared)
Swap (centrally	Credit	Unrealized appreciation1	7	Unrealized depreciation1	—
cleared)

			$759		$1,598

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized gain on futures	$539	Net unrealized depreciation on	$(454)
		contracts		futures contracts
Forward currency	Currency	Net realized loss on forward	(1,292)	Net unrealized appreciation on	725
		currency contracts		forward currency contracts
Swap	Interest	Net realized gain on swap	94	Net unrealized depreciation on	(772)
		contracts		swap contracts
Swap	Credit	Net realized gain on swap	48	Net unrealized appreciation on	9
		contracts		swap contracts

			$(611)		$(492)
The Bond Fund of America

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$6,241	Unrealized depreciation1	$13,194
Forward currency	Currency	Unrealized appreciation on open	3,821	Unrealized depreciation on open	174
		forward currency contracts		forward currency contracts
Swap (centrally	Interest	Unrealized appreciation1	15,705	Unrealized depreciation1	6,629
cleared)
Swap (centrally	Credit	Unrealized appreciation1	—	Unrealized depreciation1	7,009
cleared)

			$25,767		$27,006

Refer to the end of the tables for footnotes.

316    American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized loss on futures	$(136,499)	Net unrealized depreciation on	$ (6,976)
		contracts		futures contracts
Forward currency	Currency	Net realized gain on forward	1,795	Net unrealized appreciation on	4,002
		currency contracts		forward currency contracts
Swap	Interest	Net realized gain on swap	26,807	Net unrealized appreciation on	20,061
		contracts		swap contracts
Swap	Credit	Net realized gain on swap	1,436	Net unrealized depreciation on	(7,083)
		contracts		swap contracts

			$(106,461)		$10,004

Capital World Bond Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$ 672	Unrealized depreciation1	$ 4,659
Forward currency	Currency	Unrealized appreciation on open	7,008	Unrealized depreciation on open	2,455
		forward currency contracts		forward currency contracts
Swap (centrally	Interest	Unrealized appreciation1	—	Unrealized depreciation1	10,966
cleared)
Swap (centrally	Credit	Unrealized appreciation1	486	Unrealized depreciation1	19
cleared)

			$8,166		$18,099

		Net realized (loss) gain		Net unrealized (depreciation) appreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized loss on futures	$ (7,447)	Net unrealized depreciation on	$(3,811)
		contracts		futures contracts
Forward currency	Currency	Net realized loss on forward	(18,216)	Net unrealized appreciation on	4,071
		currency contracts		forward currency contracts
Swap	Interest	Net realized loss on swap	(2,331)	Net unrealized depreciation on	(7,110)
		contracts		swap contracts
Swap	Credit	Net realized gain on swap	1,535	Net unrealized appreciation on	549
		contracts		swap contracts

			$(26,459)		$(6,301)
American High-Income Trust

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$10	Unrealized depreciation1	$ 98
Swap (centrally	Credit	Unrealized appreciation1	—	Unrealized depreciation1	154
cleared)

			$10		$252

Refer to the end of the tables for footnotes.

American Funds Insurance Series    317

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized gain on futures	$1,533	Net unrealized appreciation on	$123
		contracts		futures contracts
Swap	Credit	Net realized loss on swap	(82)	Net unrealized depreciation on	(161)
		contracts		swap contracts

			$1,451		$(38)

American Funds Mortgage Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$49	Unrealized depreciation1	$124
Swap (centrally	Interest	Unrealized appreciation1	790	Unrealized depreciation1	—
cleared)

			$839		$124
		Net realized (loss) gain		Net unrealized depreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized loss on futures	$(2,688)	Net unrealized depreciation on	$(79)
		contracts		futures contracts
Swap	Interest	Net realized gain on swap	3,147	Net unrealized depreciation on	(1,585)
		contracts		swap contracts

			$459		$(1,664)
U.S. Government Securities Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Futures	Interest	Unrealized appreciation1	$14,523	Unrealized depreciation1	$17,699
Swap (centrally	Interest	Unrealized appreciation1	30,519	Unrealized depreciation1	21,723
cleared)

			$45,042		$39,422
		Net realized (loss) gain		Net unrealized depreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Futures	Interest	Net realized loss on futures	$(52,928)	Net unrealized depreciation on	$(3,785)
		contracts		futures contracts
Swap	Interest	Net realized gain on swap	20,919	Net unrealized depreciation on	(7,297)
		contracts		swap contracts

			$(32,009)		$(11,082)

Refer to the end of the tables for footnotes.

318    American Funds Insurance Series

Managed Risk Growth Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Options purchased	Equity	Investment securities from	$ 205	Investment securities from	$—
		unaffiliated issuers3		unaffiliated issuers3
Futures	Currency	Unrealized appreciation1	47	Unrealized depreciation1	61
Futures	Equity	Unrealized appreciation1	7,547	Unrealized depreciation1	1
Futures	Interest	Unrealized appreciation1	—	Unrealized depreciation1	47

			$7,799		$109
		Net realized (loss) gain		Net unrealized appreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Options purchased	Equity	Net realized loss on investments in	$ (3,857)	Net unrealized appreciation on	$399
		unaffiliated issuers		investments in unaffiliated issuers
Futures	Currency	Net realized gain on futures
contracts
463	Net unrealized appreciation on	52
futures contracts
Futures	Equity	Net realized gain on futures	12,863	Net unrealized appreciation on	8,762
		contracts		futures contracts
Futures	Interest	Net realized loss on futures	(11,442)	Net unrealized appreciation on	10
		contracts		futures contracts

			$(1,973)		$9,223

Managed Risk International Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Options purchased	Equity	Investment securities from	$ 169	Investment securities from	$ —
		unaffiliated issuers3		unaffiliated issuers3
Futures	Currency	Unrealized appreciation1	—	Unrealized depreciation1	—
Futures	Equity	Unrealized appreciation1	1,024	Unrealized depreciation1	—
Futures	Interest	Unrealized appreciation1	—	Unrealized depreciation1	13

			$1,193		$13
		Net realized (loss) gain		Net unrealized appreciation

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Options purchased	Equity	Net realized loss on investments in	$(1,108)	Net unrealized appreciation on	$ 327
		unaffiliated issuers		investments in unaffiliated issuers
Futures	Currency	Net realized gain on futures	—	Net unrealized appreciation on	—
		contracts		futures contracts
Futures	Equity	Net realized gain on futures	6,799	Net unrealized appreciation on	57
		contracts		futures contracts
Futures	Interest	Net realized loss on futures	(2,792)	Net unrealized appreciation on	1,337
		contracts		futures contracts

			$ 2,899		$1,721

Refer to the end of the tables for footnotes.

American Funds Insurance Series    319

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Options purchased	Equity	Investment securities from	$ 274	Investment securities from	$—
		unaffiliated issuers3		unaffiliated issuers3
Futures	Currency	Unrealized appreciation1	68	Unrealized depreciation1	5
Futures	Equity	Unrealized appreciation1	2,625	Unrealized depreciation1	5
Futures	Interest	Unrealized appreciation1	—	Unrealized depreciation1	81

			$2,967		$91

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Options purchased	Equity	Net realized loss on investments in	$(3,288)	Net unrealized appreciation on	$51
		unaffiliated issuers		investments in unaffiliated issuers
Futures	Currency	Net realized gain on futures
contracts
270	Net unrealized appreciation on	68
futures contracts
Futures	Equity	Net realized gain on futures	1,194	Net unrealized appreciation on	2,690
		contracts		futures contracts
Futures	Interest	Net realized loss on futures	(6,007)	Net unrealized depreciation on	(53)
		contracts		futures contracts

			$(7,831)		$2,756

Managed Risk Growth-Income Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Options purchased	Equity	Investment securities from	$ 2,485	Investment securities from	$ —
		unaffiliated issuers3		unaffiliated issuers3
Futures	Currency	Unrealized appreciation1	433	Unrealized depreciation1	74
Futures	Equity	Unrealized appreciation1	16,502	Unrealized depreciation1	33
Futures	Interest	Unrealized appreciation1	—	Unrealized depreciation1	177
			$19,420		$284

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Options purchased	Equity	Net realized loss on investments in	$(38,643)	Net unrealized appreciation on	$ 7,712
		unaffiliated issuers		investments in unaffiliated issuers
Futures	Currency	Net realized gain on futures	1,635	Net unrealized appreciation on	368
		contracts		futures contracts
Futures	Equity	Net realized loss on futures	(12,730)	Net unrealized appreciation on	17,087
		contracts		futures contracts
Futures	Interest	Net realized loss on futures	(40,727)	Net unrealized depreciation on	(116)
		contracts		futures contracts

			$(90,465)		$25,051

Refer to the end of the tables for footnotes.

320    American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities

		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value

Options purchased	Equity	Investment securities from	$383	Investment securities from	$—
		unaffiliated issuers3		unaffiliated issuers3
Futures	Currency	Unrealized appreciation1	196	Unrealized depreciation1	47
Futures	Equity	Unrealized appreciation1	13,613	Unrealized depreciation1	18
Futures	Interest	Unrealized appreciation1	—	Unrealized depreciation1	162
			$14,192		$227

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value

Options purchased	Equity	Net realized loss on investments in	$(5,894)	Net unrealized appreciation on	$396
		unaffiliated issuers		investments in unaffiliated issuers
Futures	Currency	Net realized gain on futures	1,468	Net unrealized appreciation on	158
		contracts		futures contracts
Futures	Equity	Net realized loss on futures	(9,987)	Net unrealized appreciation on	13,720
		contracts		futures contracts
Futures	Interest	Net realized loss on futures	(39,248)	Net unrealized depreciation on	(55)
		contracts		futures contracts

			$(53,661)		$14,219

1Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

2Amount less than one thousand.

3Includes options purchased as reported in each fund’s investment portfolio.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter- party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

American Funds Insurance Series    321

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

New World Fund

			Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
		subject to a master netting agreement
	recognized in the

	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount

Assets:
Barclays Bank PLC	$ —†	$—	$—	$—	$ —†
Liabilities:
Goldman Sachs	$26	$—	$—	$—	$26
JPMorgan Chase	24	—	—	—	24

Total	$50	$—	$—	$—	$50

International Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
subject to a master netting agreement
recognized in the

	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount

Assets:
UBS AG	$5	$—	$—	$—	$5

American Funds Global Balanced Fund

			Gross amounts not offset in the
	Gross amounts		statement of assets and liabilities and
			subject to a master netting agreement
	recognized in the

	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount

Assets:
Bank of America	$76	$(29)	$—	$(47)	$—
BNP Paribas	66	(47)	—	—	19
Citibank	113	(28)	—	—	85
Goldman Sachs	92	(8)	—	—	84
HSBC Bank	33	(8)	—	—	25
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	272	(1)	—	—	271
UBS AG	33	(23)	—	—	10

Total	$686	$(145)	$—	$(47)	$494
Liabilities:

Bank of America	$29	$(29)	$—	$—	$—
Bank of New York Mellon	2	—	—	—	2
BNP Paribas	47	(47)	—	—	—
Citibank	28	(28)	—	—	—
Goldman Sachs	8	(8)	—	—	—
HSBC Bank	8	(8)	—	—	—
JPMorgan Chase	3	—	—	—	3
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	1	(1)	—	—	—
UBS AG	23	(23)	—	—	—

Total	$150	$(145)	$—	$—	$5

Refer to the end of the tables for footnotes.

322    American Funds Insurance Series

The Bond Fund of America

			Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
		subject to a master netting agreement
	recognized in the

	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount

Assets:
Citibank	$63	$(59)	$—	$—	$4
HSBC Bank	106	(4)	—	—	102
Morgan Stanley	3,652	(16)	—	(2,380)	1,256

Total	$3,821	$(79)	$—	$(2,380)	$1,362
Liabilities:

Citibank	$59	$(59)	$—	$—	$—
HSBC Bank	4	(4)	—	—	—
JPMorgan Chase	95	—	—	—	95
Morgan Stanley	16	(16)	—	—	—

Total	$174	$(79)	$—	$—	$95

Capital World Bond Fund

			Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
		subject to a master netting agreement
	recognized in the

	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount

Assets:
Bank of America	$1,728	$(1,013)	$(59)	$—	$656
BNP Paribas	433	(433)	—	—	—
Citibank	105	—	—	—	105
Goldman Sachs	128	(92)	—	—	36
HSBC Bank	215	(123)	—	(92)	—
JPMorgan Chase	89	—	—	—	89
Morgan Stanley	76	(76)	—	—	—
Standard Chartered Bank	3,616	(8)	—	(2,190)	1,418
UBS AG	618	(478)	—	—	140

Total	$7,008	$(2,223)	$(59)	$(2,282)	$2,444
Liabilities:

Bank of America	$1,013	$(1,013)	$ —	$—	$—
BNP Paribas	473	(433)	(40)	—	—
Goldman Sachs	92	(92)	—	—	—
HSBC Bank	123	(123)	—	—	—
Morgan Stanley	268	(76)	—	—	192
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	478	(478)	—	—	—

Total	$2,455	$(2,223)	$(40)	$—	$192

*Collateral is shown on a settlement basis.

†Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

American Funds Insurance Series    323

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest

Global Growth Fund	$ 782	$ 700	$ 71
Global Small Capitalization Fund	264	1	3
Growth Fund	818	41	22
International Fund	5,544	1,191	920
New World Fund	358	110	14
Growth-Income Fund	3,119	674	292
International Growth and Income Fund	995	133	35
Capital Income Builder	103	—	—
Asset Allocation Fund	23	115	9

The reclaims and interest are included in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

		Global				Washington
	Global	Small			New	Mutual
	Growth	Capitalization	Growth	International	World	Investors
	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$ 18,515	$1,947	$58,974	$ 15,623	$8,333	$ 45,061
Undistributed long-term capital gains	549,285	39,017	1,978,732	—	—	89,689
Capital loss carryforward*	—	—	—	(374,845)	—	—
Gross unrealized appreciation on
investments	2,375,954	670,857	11,042,046	1,336,912	734,224	2,118,125
Gross unrealized depreciation on
investments	(532,719)	(341,080)	(2,302,474)	(696,377)	(227,842)	(434,198)
Net unrealized appreciation (depreciation)
on investments	1,843,235	329,777	8,739,572	640,535	506,382	1,683,927
Cost of investments	5,104,805	2,679,736	22,239,209	6,111,539	2,581,084	7,749,839
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	(2)	1	(1)	—	2,307	—

Refer to the end of the tables for footnote.

324    American Funds Insurance Series

						American
			International			Funds
	Capital World	Growth-	Growth	Capital	Asset	Global
	Growth and	Income	and Income	Income	Allocation	Balanced
	Income Fund	Fund	Fund	Builder	Fund	Fund

Undistributed ordinary income	$6,716	$117,578	$1,209	$10,957	$120,979	$2,667
Undistributed long-term capital gains	—	1,825,597	—	—	958,605	44,806
Capital loss carryforward*	(72,176)	—	(23,828)	(28,240)	—	—
Gross unrealized appreciation on
investments	404,604	11,485,057	40,113	172,719	5,621,631	32,081
Gross unrealized depreciation on
investments	(145,788)	(1,261,066)	(38,777)	(48,638)	(1,495,405)	(28,506)
Net unrealized appreciation (depreciation)
on investments	258,816	10,223,991	1,336	124,081	4,126,226	3,575
Cost of investments	1,470,280	23,017,328	298,123	1,050,210	21,189,651	360,934
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	—	1	(2)	1	—	(5)
		Capital		American		U.S.
	The Bond	World	American	Funds	Ultra-Short	Government
	Fund of	Bond	High-Income	Mortgage	Bond	Securities
	America	Fund	Trust	Fund	Fund	Fund

Undistributed ordinary income	$58,751	$—	$9,376	$529	$ 2,708	$8,185
Capital loss carryforward*	(907,300)	(133,685)	(298,537)	(9,549)	(1)	(177,836)
Gross unrealized appreciation on
investments	59,386	15,710	31,393	1,496	27	52,241
Gross unrealized depreciation on
investments	(845,293)	(205,368)	(114,413)	(3,313)	(84)	(124,942)
Net unrealized appreciation (depreciation)
on investments	(785,907)	(189,658)	(83,020)	(1,817)	(57)	(72,701)
Cost of investments	11,952,694	1,666,306	899,803	109,898	423,636	1,796,326
Reclassification from (to) total distributable
earnings/accumulated loss to (from)
capital paid in on shares of beneficial
interest	—	(18,935)	—	—	—	—
			Managed
			Risk	Managed	Managed
	Managed	Managed	Washington	Risk	Risk
	Risk	Risk	Mutual	Growth-	Asset
	Growth	International	Investors	Income	Allocation
	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$5,720	$1,966	$5,613	$29,224	$35,270
Undistributed long-term capital gains	105,958	8,883	41,991	263,419	248,376
Capital loss carryforward utilized	—	12,234	23,718	—	—
Gross unrealized appreciation on
investments	1,057	229	981	10,979	1,506
Gross unrealized depreciation on
investments	(130,250)	(34,019)	(46,563)	(168,097)	(129,608)
Net unrealized appreciation (depreciation)
on investments	(129,193)	(33,790)	(45,582)	(157,118)	(128,102)

Cost of investments	569,814	156,568	362,881	2,216,048	2,296,114

*Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Insurance Series    325

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021

			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$39,498	$361,119	$400,617	$23,870	$193,074	$216,944
Class 1A	141	1,617	1,758	55	645	700
Class 2	32,689	386,947	419,636	15,210	221,402	236,612
Class 4	4,312	66,240	70,552	1,339	30,748	32,087

Total	$76,640	$815,923	$892,563	$40,474	$445,869	$486,343

Global Small Capitalization Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$47,544	$285,173	$332,717
Class 1A	209	1,252	1,461
Class 2	94,748	568,298	663,046
Class 4	13,417	80,475	93,892

Total	$155,918	$935,198	$1,091,116

Growth Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$319,915	$1,912,725	$2,232,640
Class 1A	3,677	23,411	27,088
Class 2	311,929	2,152,577	2,464,506
Class 3	4,207	28,163	32,370
Class 4	43,665	340,245	383,910

Total	$683,393	$4,457,121	$5,140,514

International Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$94,903	$448,918	$543,821
Class 1A	281	1,398	1,679
Class 2	86,539	450,228	536,767
Class 3	431	2,195	2,626
Class 4	9,244	52,350	61,594

Total	$191,398	$955,089	$1,146,487

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$—	$ 55,655	$ 55,655
—	39	39
—	60,246	60,246
—	7,215	7,215

$—	$123,155	$123,155

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$181,380	$2,073,422	$2,254,802
701	9,031	9,732
167,439	2,610,409	2,777,848
2,435	35,107	37,542
17,483	340,551	358,034

$369,438	$5,068,520	$5,437,958

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$131,730	$—	$131,730
281	—	281
105,815	—	105,815
545	—	545
10,725	—	10,725

$249,096	$—	$249,096

326    American Funds Insurance Series

New World Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$60,201	$129,123	$189,324
Class 1A	317	724	1,041
Class 2	26,575	61,661	88,236
Class 4	22,718	56,063	78,781

Total	$109,811	$247,571	$357,382

Washington Mutual Investors Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$351,097	$1,068,126	$1,419,223
Class 1A	3,359	10,665	14,024
Class 2	173,751	551,636	725,387
Class 4	61,406	196,768	258,174

Total	$589,613	$1,827,195	$2,416,808

Capital World Growth and Income Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$32,166	$109,599	$141,765
Class 1A	337	1,188	1,525
Class 2	57,060	205,827	262,887
Class 4	10,246	37,875	48,121

Total	$99,809	$354,489	$454,298

Growth-Income Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$597,601	$1,754,172	$2,351,773
Class 1A	784	2,464	3,248
Class 2	328,556	1,071,265	1,399,821
Class 3	3,597	11,428	15,025
Class 4	41,526	145,017	186,543

Total	$972,064	$2,984,346	$3,956,410

International Growth and Income Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$ 397	$6,104	$6,501
Class 1A	147	2,108	2,255
Class 2	4,951	81,276	86,227
Class 4	3,387	55,677	59,064

Total	$8,882	$145,165	$154,047

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$26,785	$ 78,257	$105,042
77	273	350
9,450	36,498	45,948
5,794	28,566	34,360

$42,106	$143,594	$185,700

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$104,666	$—	$104,666
2,211	—	2,211
46,652	—	46,652
12,620	—	12,620

$166,149	$—	$166,149

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$14,543	$16,997	$31,540
99	67	166
20,948	29,988	50,936
3,094	4,436	7,530

$38,684	$51,488	$90,172

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$328,564	$239,575	$568,139
308	185	493
164,258	145,765	310,023
1,864	1,578	3,442
16,599	16,418	33,017

$511,593	$403,521	$915,114

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$ 4,585	$—	$ 4,585
140	—	140
6,218	—	6,218
3,589	—	3,589

$14,532	$—	$14,532

American Funds Insurance Series    327

Capital Income Builder

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$17,636	$—	$17,636
Class 1A	270	—	270
Class 2	354	—	354
Class 4	13,728	—	13,728

Total	$31,988	$—	$31,988

Asset Allocation Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$476,426	$1,525,081	$2,001,507
Class 1A	708	2,098	2,806
Class 2	124,332	440,697	565,029
Class 3	845	2,914	3,759
Class 4	142,374	538,249	680,623

Total	$744,685	$2,509,039	$3,253,724

American Funds Global Balanced Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$ 72	$ 498	$570
Class 1A	2	13	15
Class 2	123	850	973
Class 4	85	589	674

Total	$282	$1,950	$2,232

The Bond Fund of America

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$235,158	$60,668	$295,826
Class 1A	7,470	1,700	9,170
Class 2	98,333	27,763	126,096
Class 4	24,749	7,113	31,862

Total	$365,710	$97,244	$462,954

Capital World Bond Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class 1	$2,151	$11,752	$13,903
Class 1A	3	20	23
Class 2	2,087	13,752	15,839
Class 4	120	945	1,065

Total	$4,361	$26,469	$30,830

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$16,222	$—	$16,222
218	—	218
315	—	315
13,009	—	13,009

$29,764	$—	$29,764

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$424,814	$579,353	$1,004,167
423	457	880
108,045	154,751	262,796
717	976	1,693
107,752	164,028	271,780

$641,751	$899,565	$1,541,316

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$1,680	$ 6,058	$ 7,738
45	189	234
2,431	10,638	13,069
1,305	6,901	8,206

$5,461	$23,786	$29,247

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$301,454	$133,858	$435,312
408	193	601
138,464	69,578	208,042
28,710	14,777	43,487

$469,036	$218,406	$687,442

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$34,401	$10,279	$44,680
34	7	41
33,715	10,855	44,570
1,845	612	2,457

$69,995	$21,753	$91,748

328    American Funds Insurance Series
American High-Income Trust

	Year ended December 31, 2022			Year ended December 31, 2021

			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$18,444	$—	$18,444	$11,054	$—	$11,054
Class 1A	100	—	100	59	—	59
Class 2	42,707	—	42,707	28,636	—	28,636
Class 3	694	—	694	429	—	429
Class 4	5,827	—	5,827	3,238	—	3,238

Total	$67,772	$—	$67,772	$43,416	$—	$43,416

American Funds Mortgage Fund

	Year ended December 31, 2022			Year ended December 31, 2021

			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$15	$—	$15	$6,294	$3,087	$9,381
Class 1A	37	—	37	39	18	57
Class 2	995	—	995	1,448	784	2,232
Class 4	746	—	746	936	551	1,487

Total	$1,793	$—	$1,793	$8,717	$4,440	$13,157

Ultra-Short Bond Fund

	Year ended December 31, 2022			Year ended December 31, 2021

			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$348	$—	$348	$—	$—	$—
Class 1A	—†	—	—†	—	—	—
Class 2	1,570	—	1,570	—	—	—
Class 3	26	—	26	—	—	—
Class 4	293	—	293	—	—	—

Total	$2,237	$—	$2,237	$—	$—	$—

U.S. Government Securities Fund

	Year ended December 31, 2022				Year ended December 31, 2021

			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$10,360	$—	$10,360	$30,987	$ 9,355	$40,342
Class 1A	153	—	153	389	129	518
Class 2	42,631	—	42,631	108,143	36,124	144,267
Class 3	292	—	292	714	234	948
Class 4	7,040	—	7,040	17,596	6,057	23,653

Total	$60,476	$—	$60,476	$157,829	$51,899	$209,728

Refer to the end of the tables for footnote.

American Funds Insurance Series    329

Managed Risk Growth Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class P1	$ 162	$ 1,634	$1,796
Class P2	6,629	81,821	88,450

Total	$6,791	$83,455	$90,246

Managed Risk International Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class P1	$69	$—	$69
Class P2	4,206	—	4,206

Total	$4,275	$—	$4,275

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class P1	$127	$—	$127
Class P2	14,544	—	14,544

Total	$14,671	$—	$14,671

Managed Risk Growth-Income Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class P1	$43,232	$44,484	$87,716
Class P2	5,626	6,461	12,087

Total	$48,858	$50,945	$99,803

Managed Risk Asset Allocation Fund

	Year ended December 31, 2022

			Total
	Ordinary	Long-term	distributions
Share class	income	capital gains	paid

Class P1	$176	$254	$430
Class P2	51,616	86,918	138,534

Total	$51,792	$87,172	$138,964

†Amount less than one thousand.

7. Fees and transactions

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$106	$ 409	$515
3,159	23,710	26,869

$3,265	$24,119	$27,384

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$ 14	$—	$ 14
917	—	917

$931	$—	$931

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$40	$—	$40
5,979	—	5,979

$6,019	$—	$6,019

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$30,716	$29,380	$60,096
3,713	4,359	8,072

$34,429	$33,739	$68,168

Year ended December 31, 2021

		Total
Ordinary	Long-term	distributions
income	capital gains	paid

$114	$—	$114
38,113	—	38,113

$38,227	$—	$38,227

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

330    American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

The series’ board of trustees approved a revised investment advisory and services agreement effective May 1, 2022. The revised agreement provides investment advisory services fees based on revised annual rates and net asset levels for some of the funds. The following table discloses the annual rates and net asset levels before and after the revised contract became effective:

		Prior to May 1, 2022				Effective May 1, 2022

			Net asset levels				Net asset levels
	Rates		(in billions)		Rates		(in billions)

	Beginning	Ending		In excess	Beginning	Ending		In excess
Fund	with	with	Up to	of	with	with	Up to	of

Global Growth Fund	.690%	.445%	$ .6	$ 8.0	.475%	.435%	$15.0	$15.0
Global Small Capitalization Fund	.800	.635	.6	5.0	.647	.615	15.0	15.0
Growth Fund	.500	.280	.6	34.0	.500	.275	.6	44.0
International Fund	.690	.430	.5	21.0	.478	.430	15.0	21.0
New World Fund	.850	.580	.5	4.0	.577	.510	15.0	15.0
Washington Mutual Investors Fund	.500	.350	.6	10.5	.374	.350	15.0	15.0
Capital World Growth and Income Fund	.690	.480	.6	3.0	.475	.435	15.0	15.0
Growth-Income Fund	.500	.219	.6	34.0	.500	.217	.6	44.0
International Growth and Income Fund	.690	.500	.5	1.5	.478	.450	15.0	15.0
Capital Income Builder	.500	.410	.6	1.0	.357	.330	15.0	15.0
Asset Allocation Fund	.500	.240	.6	21.0	.500	.236	.6	34.0
American Funds Global Balanced Fund	.660	.510	.5	1.0	.446	.420	15.0	15.0
The Bond Fund of America	.480	.320	.6	13.0	.352	.320	15.0	15.0
Capital World Bond Fund	.570	.450	1.0	3.0	.431	.360	15.0	15.0
American High-Income Trust	.500	.420	.6	2.0	.404	.386	15.0	15.0
American Funds Mortgage Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.257	.242	15.0	15.0
U.S. Government Securities Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2022, CRMC waived $1,000 in fees for Growth Fund in advance of the revised investment advisory and service agreement effective May 1, 2022. CRMC also waived a portion of its investment advisory services fees for the following funds based on the rates listed:

	Waiver rates prior to	Waiver rates effective
Fund	May 1, 2022	May 1, 2022

Global Growth Fund	Not applicable	.11%
Global Small Capitalization Fund	Not applicable	.05
New World Fund	.18%	.07
Washington Mutual Investors Fund	.16	.11
Capital World Growth and Income Fund	.23	.14
International Growth and Income Fund	.14	.01
Capital Income Builder	.25	.14
American Funds Global Balanced Fund	Not applicable	.01
The Bond Fund of America	.19	.19
Capital World Bond Fund	.10	.10
American High-Income Trust	.19	.14
American Funds Mortgage Fund	.21	.12
U.S. Government Securities Fund	.16	.12
Managed Risk Growth Fund	.05	.05
Managed Risk International Fund	.05	.05
Managed Risk Washington Mutual Investors Fund	.05	.05
Managed Risk Growth-Income Fund	.05	.05
Managed Risk Asset Allocation Fund	.05	.05

American Funds Insurance Series    331

The waiver rates for each fund, except Growth Fund, will be in effect through at least May 1, 2023, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $58,051,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

			Net asset level		For the	For the
					year ended	year ended
	Rates		(in billions)
					December 31,	December 31,

	Beginning	Ending	In excess		2022,	2022,
Fund	with	with	Up to	of	before waiver	after waiver

Global Growth Fund	.475%	.435%	$15.0	$15.0	.485%	.415%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.668	.637
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.485	.485
New World Fund	.577	.510	15.0	15.0	.619	.509
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.378	.230
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.518	.364
Growth-Income Fund	.500	.217	.6	44.0	.254	.254
International Growth and Income Fund	.478	.450	15.0	15.0	.555	.460
Capital Income Builder	.357	.330	15.0	15.0	.395	.218
Asset Allocation Fund	.500	.236	.6	34.0	.265	.265
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.523	.517
The Bond Fund of America	.352	.320	15.0	15.0	.354	.164
Capital World Bond Fund	.431	.360	15.0	15.0	.471	.433
American High-Income Trust	.404	.386	15.0	15.0	.433	.275
American Funds Mortgage Fund	.295	.280	15.0	15.0	.346	.189
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.275	.275
U.S. Government Securities Fund	.295	.280	15.0	15.0	.319	.184
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits

Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

332    American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communica- tions and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administra- tive services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administra- tive services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon“) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund				Global Small Capitalization Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
Share class	services	services	services	Share class	services	services	services

Class 1	Not applicable	Not applicable	$1,002	Class 1	Not applicable	Not applicable	$308
Class 1A	$—	$ 37	4	Class 1A	$—	$ 11	1
Class 2	8,754	Not applicable	1,050	Class 2	4,837	Not applicable	581
Class 4	1,500	1,500	180	Class 4	688	688	83

Total class-specific				Total class-specific
expenses	$10,254	$1,537	$2,236	expenses	$5,525	$699	$973

Growth Fund				International Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
Share class	services	services	services	Share class	services	services	services

Class 1	Not applicable	Not applicable	$ 4,542	Class 1	Not applicable	Not applicable	$1,036
Class 1A	$—	$ 407	49	Class 1A	$—	$ 26	3
Class 2	41,888	Not applicable	5,026	Class 2	8,573	Not applicable	1,029
Class 3	403	Not applicable	67	Class 3	30	Not applicable	5
Class 4	6,532	6,532	784	Class 4	982	982	118
Total class-specific				Total class-specific

expenses	$48,823	$6,939	$10,468	expenses	$9,585	$1,008	$2,191

American Funds Insurance Series    333

New World Fund				Washington Mutual Investors Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
Share class	services	services	services	Share class	services	services	services

Class 1	Not applicable	Not applicable	$ 535	Class 1	Not applicable	Not applicable	$1,738
Class 1A	$—	$ 25	3	Class 1A	$—	$ 243	29
Class 2	2,101	Not applicable	252	Class 2	7,376	Not applicable	885
Class 4	1,898	1,898	228	Class 4	2,639	2,639	317
Total class-specific				Total class-specific

expenses	$3,999	$1,923	$1,018	expenses	$10,015	$2,882	$2,969

Capital World Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services

Class 1	Not applicable	Not applicable	$175
Class 1A	$—	$ 15	2
Class 2	2,689	Not applicable	323
Class 4	483	484	58
Total class-specific

expenses	$3,172	$499	$558

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services

Class 1	Not applicable	Not applicable	$ 4
Class 1A	$—	$ 12	2
Class 2	432	Not applicable	52
Class 4	294	294	35
Total class-specific

expenses	$726	$306	$93

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services

Class 1	Not applicable	Not applicable	$ 6,289
Class 1A	$—	$ 73	9
Class 2	31,403	Not applicable	3,768
Class 3	245	Not applicable	41
Class 4	4,213	4,213	505
Total class-specific

expenses	$35,861	$4,286	$10,612

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services

Class 1	Not applicable	Not applicable	$170
Class 1A	$—	$ 24	3
Class 2	31	Not applicable	4
Class 4	1,337	1,338	160
Total class-specific

expenses	$1,368	$1,362	$337

Asset Allocation Fund				American Funds Global Balanced Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
Share class	services	services	services	Share class	services	services	services

Class 1	Not applicable	Not applicable	$4,850	Class 1	Not applicable	Not applicable	$ 31
Class 1A	$—	$62	8	Class 1A	$ —	$ 7	1
Class 2	11,503	Not applicable	1,380	Class 2	428	Not applicable	51
Class 3	55	Not applicable	9	Class 4	293	293	35
Class 4	14,002	14,002	1,680	Total class-specific

Total class-specific				expenses	$721	$300	$118
expenses	$25,560	$14,064	$7,927

The Bond Fund of America				Capital World Bond Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
Share class	services	services	services	Share class	services	services	services

Class 1	Not applicable	Not applicable	$2,100	Class 1	Not applicable	Not applicable	$222
Class 1A	$—	$ 354	43	Class 1A	$—	$ 4	—*
Class 2	7,903	Not applicable	948	Class 2	2,109	Not applicable	253
Class 4	2,027	2,027	243	Class 4	142	142	17
Total class-specific				Total class-specific

expenses	$9,930	$2,381	$3,334	expenses	$2,251	$146	$492

Refer to the end of the tables for footnote. 334    American Funds Insurance Series

American High-Income Trust				American Funds Mortgage Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
Share class	services	services	services	Share class	services	services	services

Class 1	Not applicable	Not applicable	$ 71	Class 1	Not applicable	Not applicable	$ 3
Class 1A	$—	$ 3	—*	Class 1A	$—	$ 4	1
Class 2	1,440	Not applicable	173	Class 2	127	Not applicable	15
Class 3	16	Not applicable	3	Class 4	101	101	12
Class 4	200	200	24	Total class-specific

Total class-specific				expenses	$228	$105	$31
expenses	$1,656	$203	$271

Ultra-Short Bond Fund				U.S. Government Securities Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
Share class	services	services	services	Share class	services	services	services

Class 1	Not applicable	Not applicable	$ 14	Class 1	Not applicable	Not applicable	$ 81
Class 1A	$—	$ —	—*	Class 1A	$—	$ 10	1
Class 2	707	Not applicable	85	Class 2	2,967	Not applicable	356
Class 3	9	Not applicable	1	Class 3	15	Not applicable	3
Class 4	173	173	21	Class 4	512	512	62
Total class-specific				Total class-specific

expenses	$889	$173	$121	expenses	$3,494	$522	$503

Managed Risk Growth Fund			Managed Risk International Fund
		Insurance			Insurance
	Distribution	administrative		Distribution	administrative
Share class	services	services	Share class	services	services

Class P1	Not applicable	$25	Class P1	Not applicable	$4
Class P2	$1,219	1,219	Class P2	$342	342
Total class-specific			Total class-specific

expenses	$1,219	$1,244	expenses	$342	$346

Managed Risk Washington Mutual Investors Fund			Managed Risk Growth-Income Fund
		Insurance			Insurance
	Distribution	administrative		Distribution	administrative
Share class	services	services	Share class	services	services

Class P1	Not applicable	$6	Class P1	Not applicable	$4,945
Class P2	$824	824	Class P2	$720	720
Total class-specific			Total class-specific

expenses	$824	$830	expenses	$720	$5,665

Managed Risk Asset Allocation Fund
		Insurance
	Distribution	administrative
Share class	services	services

Class P1	Not applicable	$18
Class P2	$5,935	5,935
Total class-specific

expenses	$5,935	$5,953

*Amount less than one thousand.

American Funds Insurance Series    335

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2022, total fees and expenses reimbursed by CRMC were $32,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

		Decrease in value of	Total trustees’
Fund	Current fees	deferred amounts	compensation

Global Growth Fund	$21	$(11)	$10
Global Small Capitalization Fund	10	(5)	5
Growth Fund	99	(54)	45
International Fund	21	(11)	10
New World Fund	10	(5)	5
Washington Mutual Investors Fund	27	(16)	11
Capital World Growth and Income Fund	5	(3)	2
Growth-Income Fund	98	(56)	42
International Growth and Income Fund	1	—*	1
Capital Income Builder	3	(2)	1
Asset Allocation Fund	73	(43)	30
American Funds Global Balanced Fund	1	(1)	—*
The Bond Fund of America	31	(19)	12
Capital World Bond Fund	5	(3)	2
American High-Income Trust	3	(1)	2
American Funds Mortgage Fund	—*	—*	—*
Ultra-Short Bond Fund	1	(1)	—*
U.S. Government Securities Fund	5	(3)	2
Managed Risk Growth Fund	2	(1)	1
Managed Risk International Fund	—*	—*	—*
Managed Risk Washington Mutual Investors Fund	1	(1)	—*
Managed Risk Growth-Income Fund	6	(4)	2
Managed Risk Asset Allocation Fund	7	(4)	3

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

336    American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized loss or gain from such sales, if any, as of December 31, 2022 (dollars in thousands):

			Net
			realized
Fund	Purchases	Sales	(loss) gain

Global Growth Fund	$ 49,680	$ 71,818	$(20,300)
Global Small Capitalization Fund	57,920	34,601	1,035
Growth Fund	261,401	361,390	36,542
International Fund	104,003	132,023	(15,330)
New World Fund	32,986	51,119	1,384
Washington Mutual Investors Fund	78,899	86,050	(13,933)
Capital World Growth and Income Fund	29,485	42,194	(1,316)
Growth-Income Fund	260,856	367,634	60,804
International Growth and Income Fund	3,035	3,711	(301)
Capital Income Builder	11,219	9,127	1,159
Asset Allocation Fund	217,739	147,808	(22,154)
American Funds Global Balanced Fund	2,864	3,686	(19)
The Bond Fund of America	1,289	6,983	(541)
Capital World Bond Fund	58	14,120	(947)
American High-Income Trust	57	29,194	(1,415)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2022.

American Funds Insurance Series    337

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$ 280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077

Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$ 597,636	19,200
Year ended December 31, 2021

Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$ 592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515

Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$ 466,658	10,842
Global Small Capitalization Fund

				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*	increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$ (51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645

Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$ 721,994	51,877

Year ended December 31, 2021
Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973

Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Refer to the end of the tables for footnotes.

338    American Funds Insurance Series

Growth Fund

				Reinvestments of				Net increase
	Sales*			distributions	Repurchases*			(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746

Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914
Year ended December 31, 2021

Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950

Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671
International Fund

				Reinvestments of				Net (decrease)
	Sales*			distributions	Repurchases*		increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254

Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$ 265,209	24,045
Year ended December 31, 2021

Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380

Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Refer to the end of the tables for footnotes.

American Funds Insurance Series    339

New World Fund

				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*		increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098

Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)
Year ended December 31, 2021

Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$ 118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990

Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$ 176,091	5,484

Washington Mutual Investors Fund
				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643

Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Year ended December 31, 2021
Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$ (306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310

Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$ (488,260)	(33,617)

Capital World Growth and Income Fund
				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*		increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093

Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$ 175,376	18,688
Year ended December 31, 2021

Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321

Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Refer to the end of the tables for footnotes.

340    American Funds Insurance Series

Growth-Income Fund

				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059

Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693
Year ended December 31, 2021

Class 1	$ 778,306	12,603	$567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340

Total net increase (decrease)	$1,238,633	20,199	$914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

International Growth and Income Fund
				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*	increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231

Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212
Year ended December 31, 2021

Class 1	$48,015	2,368	$4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898

Total net increase (decrease)	$86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Refer to the end of the tables for footnotes.

American Funds Insurance Series    341
Capital Income Builder

				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238

Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$ 109,402	9,586
Year ended December 31, 2021

Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505

Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$(81,691)	(6,794)
Asset Allocation Fund

				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537

Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$ 1,398,530	62,794
Year ended December 31, 2021

Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010

Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Refer to the end of the tables for footnotes.

342    American Funds Insurance Series

American Funds Global Balanced Fund

				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*		increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$ (7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)

Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)
Year ended December 31, 2021

Class 1	$ 9,259	623	$7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816

Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$ (4,816)	(307)
The Bond Fund of America

				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*	increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$ (915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326

Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$ (959,150)	(89,811)

Year ended December 31, 2021
Class 1	$2,441,954	212,866	$432,376	38,456	$ (737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840

Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Capital World Bond Fund
				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*		increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)

Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Year ended December 31, 2021
Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859

Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$ (51,795)	(3,821)

Refer to the end of the tables for footnotes.

American Funds Insurance Series    343

American High-Income Trust

				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*	increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$ (11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112

Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$ (59,810)	(5,924)
Year ended December 31, 2021

Class 1	$160,559	15,547	$10,757	1,060	$(19,514)	(1,906)	$151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649

Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639
American Funds Mortgage Fund

				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*	increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249

Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)
Year ended December 31, 2021

Class 1	$35,679	3,267	$9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714

Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Refer to the end of the tables for footnotes.

344    American Funds Insurance Series

Ultra-Short Bond Fund

				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 33,573	2,975	$348	31	$ (20,904)	(1,853)	$ 13,017	1,153
Class 1A	—	—	—†	—†	—	—	—†	—†
Class 2	117,586	10,755	1,569	143	(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26	2	(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293	27	(51,358)	(4,671)	33,808	3,077

Total net increase (decrease)	$236,767	21,518	$2,236	203	$(142,053)	(12,896)	$ 96,950	8,825
Year ended December 31, 2021

Class 1	$ 16,242	1,439	$—	—	$ (22,707)	(2,011)	$ (6,465)	(572)
Class 1A	—	—	—	—	—	—	—	—
Class 2	86,233	7,864	—	—	(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	—	—	(915)	(83)	338	30
Class 4	35,704	3,232	—	—	(29,389)	(2,660)	6,315	572

Total net increase (decrease)	$139,432	12,648	$—	—	$(180,633)	(16,394)	$(41,201)	(3,746)
U.S. Government Securities Fund

				Reinvestments of				Net (decrease)
	Sales*			distributions		Repurchases*	increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class 1	$ 69,422	6,446	$10,134	987	$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153	15	(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631	4,200	(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292	28	(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040	695	(90,440)	(8,406)	(16,066)	(1,380)

Total net increase (decrease)	$183,907	17,193	$60,250	5,925	$(646,430)	(58,591)	$(402,273)	(35,473)

Year ended December 31, 2021
Class 1	$213,039	17,786	$38,963	3,337	$(115,497)	(9,263)	$ 136,505	11,860
Class 1A	4,388	354	518	44	(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267	12,514	(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948	81	(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653	2,055	(118,823)	(9,719)	(7,285)	(437)

Total net increase (decrease)	$397,457	32,756	$208,349	18,031	$(368,879)	(30,183)	$ 236,927	20,604

Managed Risk Growth Fund
				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$ 1,679	122	$ 1,796	147	$ (2,034)	(134)	$ 1,441	135
Class P2	37,760	2,684	88,450	7,291	(30,630)	(2,253)	95,580	7,722

Total net increase (decrease)	$39,439	2,806	$90,246	7,438	$(32,664)	(2,387)	$ 97,021	7,857
Year ended December 31, 2021

Class P1	$ 3,593	199	$515	30	$ (3,079)	(172)	$ 1,029	57
Class P2	39,055	2,202	26,869	1,558	(78,851)	(4,405)	(12,927)	(645)

Total net increase (decrease)	$42,648	2,401	$27,384	1,588	$(81,930)	(4,577)	$(11,898)	(588)

Refer to the end of the tables for footnotes.

American Funds Insurance Series    345

Managed Risk International Fund

				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)

Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)
Year ended December 31, 2021

Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)

Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Managed Risk Washington Mutual Investors Fund
				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$ 1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)

Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Year ended December 31, 2021
Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)

Total net increase (decrease)	$10,714	880	$ 6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Managed Risk Growth-Income Fund
				Reinvestments of
	Sales*			distributions		Repurchases*		Net decrease

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)

Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Year ended December 31, 2021
Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)

Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Refer to the end of the tables for footnotes.

346    American Funds Insurance Series

Managed Risk Asset Allocation Fund

				Reinvestments of				Net increase
	Sales*			distributions		Repurchases*		(decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022
Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)

Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)
Year ended December 31, 2021

Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)

Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

11. Ownership concentration

At December 31, 2022, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2022 (dollars in thousands):

		Global				Washington
	Global	Small			New	Mutual
	Growth	Capitalization	Growth	International	World	Investors
	Fund	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities*	$2,020,468	$1,224,731	$10,017,065	$2,810,699	$1,260,720	$2,833,147
Sales of investment securities*	2,146,215	1,218,842	10,662,318	2,867,081	1,624,730	3,802,409
Non-U.S. taxes paid on dividend income	6,202	2,117	9,817	9,312	3,655	1,964
Non-U.S. taxes paid on interest income	—	—	—	—	5	—
Non-U.S. taxes paid on realized gains	1,408	5,338	—	8,023	4,440	—
Non-U.S. taxes provided on unrealized
appreciation	5,103	9,184	—	25,364	8,906	—
	Capital					American
	World		International			Funds
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund

Purchases of investment securities*	$749,437	$ 8,339,283	$142,556	$1,242,326	$27,267,262	$392,565
Sales of investment securities*	985,479	12,308,349	139,199	1,167,109	28,617,726	407,112
Non-U.S. taxes paid on dividend income	2,593	9,673	744	1,500	9,616	372
Non-U.S. taxes paid on interest income	—	—	—	—	—	11
Non-U.S. taxes paid on realized gains	173	—†	51	46	—	43
Non-U.S. taxes provided on unrealized
appreciation	568	—	58	349	2,592	83

Refer to the end of the tables for footnotes.

American Funds Insurance Series    347

				American		U.S.
	The Bond	Capital	American	Funds	Ultra-Short	Government
	Fund	World Bond	High-Income	Mortgage	Bond	Securities
	of America	Fund	Trust	Fund	Fund	Fund

Purchases of investment securities*	$38,975,446	$1,910,865	$293,093	$1,134,922	$—	$9,478,478
Sales of investment securities*	37,928,493	2,233,596	378,913	1,243,904	—	9,100,700
Non-U.S. taxes paid on interest income	22	135	—	—	—	—
Non-U.S. taxes paid on realized gains	—	333	—	—	—	—
Non-U.S. taxes provided on unrealized
appreciation	—	117	—	—	—	—
			Managed
			Risk	Managed	Managed
	Managed	Managed	Washington	Risk	Risk
	Risk	Risk	Mutual	Growth-	Asset
	Growth	International	Investors	Income	Allocation
	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities*	$528,842	$121,812	$269,212	$1,486,050	$1,104,342
Sales of investment securities*	453,254	107,992	219,710	1,431,021	1,086,607

*Excludes short-term securities and U.S. government obligations, if any.

†Amount less than one thousand.

348    American Funds Insurance Series

Financial highlights

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

Global Growth Fund

Class 1:

12/31/2022	$45.46	$.34	$(11.34)	$(11.00)	$(.31)	$(3.97)	$(4.28)	$30.18	(24.54)%	$3,104.53%		.46%	1.01%
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270.55		.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309.56		.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515.56		.56	1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942.55		.55	.98

Class 1A:
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14.78		.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18.80		.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12.81		.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8.81		.81	.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5.80		.80	.77

Class 2:
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234.78		.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559.80		.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387.81		.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895.81		.81	.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306.80		.80	.73

Class 4:
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05	1.05	.47

Refer to the end of the tables for footnotes.

American Funds Insurance Series    349

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of	Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset			expenses to	expenses to	net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	(loss)	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

Global Small Capitalization Fund

Class 1:

12/31/2022	$34.17	$ .05	$(9.50)	$(9.45)	$ —	$(8.50)	$(8.50)	$16.22	(29.37)%	$ 916.72%		.69%	.24%
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707.74		.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391.75		.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050.75		.75	.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453.73		.73	.42

Class 1A:
12/31/2022	33.93	—4	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4.97		.94	—5
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5.99		.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1.99		.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1.99		.99	.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—6.98		.98	.21
Class 2:
12/31/2022	32.94	—4	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762.97		.94	—5
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521.99		.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653	1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363	1.00	1.00	.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056.98		.98	.17

Class 4:
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344	1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268	1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	—4	(1.58)	(1.58)	26.16	31.24	206	1.25	1.25	(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146	1.24	1.24	(.08)

Refer to the end of the tables for footnotes.

350    American Funds Insurance Series
Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset		Ratio of	net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,	Net assets,	expenses	(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	end of year	to average	to average
Year ended	of year	(loss)	unrealized)	operations	income)	gains)	distributions	of year	Total return (in millions)	net assets3	net assets

Growth Fund

Class 1:

12/31/2022	$127.58	$ .58	$(37.03)	$(36.45)	$(.53)	$(14.31)	$(14.84)	$ 76.29	(29.75)%	$13,660.35%	.64%
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841.35	1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474.34	.81

Class 1A:
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18.60	.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10.59	.60

Class 2:
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885.60	.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701.59	.55

Class 3:
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213.53	.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187.52	.62

Class 4:
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513.85	.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076.84	.31

Refer to the end of the tables for footnotes.

American Funds Insurance Series    351

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
gains on
	Net asset		securities		Dividends		Total	Net asset		Ratio of	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,	Net assets,	expenses	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	end of year	to average	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return (in millions)	net assets3	net assets

International Fund

Class 1:

12/31/2022	$22.70	$.34	$(4.79)	$(4.45)	$(.34)	$(2.60)	$(2.94)	$15.31	(20.57)%	$3,157.54%		1.95%
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747.55		1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652.55		.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811.53		1.62

Class 1A:
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10.79		1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12.80		1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5.78		1.32

Class 2:
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164.79		1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190.80		1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875.78		1.40

Class 3:
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16.72		1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21.73		1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24.71		1.48

Class 4:
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03	1.13

Refer to the end of the tables for footnotes.

352    American Funds Insurance Series

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

New World Fund

Class 1:

12/31/2022	$31.83	$.37	$(7.17)	$(6.80)	$(.39)	$(2.34)	$(2.73)	$22.30	(21.86)%	$1,610.68%		.57%	1.48%
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443.74		.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309.76		.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129.76		.76	1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702.77		.77	1.11

Class 1A:
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9.93		.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12.99		.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02	1.02	.91

Class 2:
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764.93		.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086.99		.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02	1.02	.85

Class 4:
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27	1.27	.61

Refer to the end of the tables for footnotes.

American Funds Insurance Series    353

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

Washington Mutual Investors Fund

Class 1:

12/31/2022	$18.09	$.31	$(1.69)	$(1.38)	$(.30)	$(3.72)	$(4.02)	$12.69	(8.28)%	$5,507.41%	.26%	2.13%
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559.42	.42	2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810.41	.41	2.13

Class 1A:
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9.67	.67	2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3.66	.66	1.84

Class 2:
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093.67	.67	2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850.66	.66	1.88

Class 4:
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621.92	.92	1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368.91	.91	1.62

Refer to the end of the tables for footnotes.

354    American Funds Insurance Series

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

Capital World Growth and Income Fund

Class 1:

12/31/2022	$18.42	$.32	$(3.28)	$(2.96)	$(.34)	$(3.45)	$(3.79)	$11.67	(17.13)%	$ 548.57%		.41%	2.36%
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812.63		.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657.66		.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625.65		.65	2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492.63		.63	1.94

Class 1A:
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6.82		.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7.88		.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2.90		.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2.90		.90	1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1.88		.88	1.74

Class 2:
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983.82		.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340.88		.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349.91		.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366.90		.90	1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228.88		.88	1.70

Class 4:
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95	1.13	1.13	1.43

Refer to the end of the tables for footnotes.

American Funds Insurance Series    355

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
gains on
	Net asset		securities		Dividends		Total	Net asset		Ratio of	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,	Net assets,	expenses	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	end of year	to average	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return (in millions)	net assets3	net assets

Growth-Income Fund

Class 1:

12/31/2022	$67.35	$ .85	$(11.50)	$(10.65)	$(.83)	$(5.66)	$(6.49)	$50.21	(16.28)%	$19,692.29%	1.54%
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057.29	2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783.28	1.65

Class 1A:
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11.54	1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7.53	1.43

Class 2:
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586.53	1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035.53	1.40

Class 3:
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156.46	1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140.46	1.47

Class 4:
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216.79	1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899.78	1.15

Refer to the end of the tables for footnotes.

356    American Funds Insurance Series

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

International Growth and Income Fund

Class 1:

12/31/2022	$19.62	$.39	$(3.09)	$(2.70)	$(.28)	$(7.70)	$(7.98)	$ 8.94	(15.00)% $	13.64%		.54%	3.29%
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30.67		.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120.68		.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140.66		.66	2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034.65		.65	2.62

Class 1A:
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5.88		.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6.94		.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3.93		.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2.91		.91	2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2.90		.90	2.35

Class 2:
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162.88		.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211.93		.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221.93		.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257.91		.91	2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230.90		.90	2.38

Class 4:
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15	1.15	2.10

Refer to the end of the tables for footnotes.

American Funds Insurance Series    357

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

Capital Income Builder

Class 1:

12/31/2022	$12.17	$.37	$(1.21)	$ (.84)	$(.34)	$ —	$(.34)	$10.99	(6.90)%	$586.44%		.26%	3.31%
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563.53		.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621.53		.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533.53		.53	3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317.54		.54	3.08

Class 1A:
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10.69		.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10.78		.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6.78		.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6.78		.78	2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2.79		.79	2.82

Class 2:
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13.69		.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13.78		.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8.78		.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6.78		.78	2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4.79		.79	2.83

Class 4:
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530.94		.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04	1.04	2.58

Refer to the end of the tables for footnotes.

358    American Funds Insurance Series

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
gains on
	Net asset		securities		Dividends		Total	Net asset		Ratio of	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,	Net assets,	expenses	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	end of year	to average	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return (in millions)	net assets3	net assets

Asset Allocation Fund

Class 1:

12/31/2022	$29.08	$.52	$(4.24)	$(3.72)	$(.51)	$(2.65)	$(3.16)	$22.20	(13.19)%	$15,138.30%	2.15%
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730.29	2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627.28	2.04

Class 1A:
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11.54	1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7.53	1.82

Class 2:
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154.54	1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668.53	1.78

Class 3:
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32.47	2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29.46	1.85

Class 4:
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493.79	1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594.78	1.54

Refer to the end of the tables for footnotes.

American Funds Insurance Series    359

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

American Funds Global Balanced Fund

Class 1:

12/31/2022	$14.73	$.26	$(2.37)	$(2.11)	$ —	$(.07)	$ (.07)	$12.55	(14.33)%	$ 96.59%		.58%	1.99%
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120.73		.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139.72		.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134.72		.72	1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110.72		.72	1.82

Class 1A:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3.84		.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4.98		.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3.97		.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2.97		.97	1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2.98		.98	1.44

Class 2:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158.84		.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208.98		.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208.97		.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207.97		.97	1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185.97		.97	1.57

Class 4:
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69	1.22	1.22	1.34

Refer to the end of the tables for footnotes.

360    American Funds Insurance Series

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

The Bond Fund of America

Class 1:

12/31/2022	$11.21	$.31	$(1.67)	$(1.36)	$(.32)	$(.12)	$(.44)	$ 9.41	(12.26)%	$6,370.39%	.20%	3.09%
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481.39	.39	2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962.38	.38	2.70

Class 1A:
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7.64	.64	2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3.63	.63	2.50

Class 2:
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561.64	.64	2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524.63	.63	2.45

Class 4:
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502.89	.89	2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366.88	.88	2.22

Refer to the end of the tables for footnotes.

American Funds Insurance Series    361

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

Capital World Bond Fund

Class 1:

12/31/2022	$11.79	$.25	$(2.30)	$(2.05)	$(.03)	$(.16)	$(.19)	$ 9.55	(17.43)%	$ 663.51%		.48%	2.43%
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988.60		.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219.59		.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077.58		.58	2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015.57		.57	2.56

Class 1A:
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1.76		.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1.85		.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1.83		.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1.83		.83	2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1.82		.82	2.36

Class 2:
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765.76		.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030.85		.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058.84		.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002.83		.83	2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032.82		.82	2.32

Class 4:
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40	1.07	1.07	2.09

Refer to the end of the tables for footnotes.

362    American Funds Insurance Series

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers3	waivers2,3	net assets2

American High-Income Trust

Class 1:

12/31/2022	$10.19	$.56	$(1.47)	$ (.91)	$(.75)	$—	$(.75)	$ 8.53	(9.01)%	$224.47%		.32%	5.95%
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278.53		.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123.52		.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525.51		.51	6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501.50		.50	6.32

Class 1A:
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1.72		.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1.78		.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1.78		.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1.75		.75	6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1.75		.75	6.11

Class 2:
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521.72		.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673.78		.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665.78		.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667.76		.76	6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661.75		.75	6.07

Class 3:
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9.65		.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10.71		.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10.71		.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10.69		.69	6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10.68		.68	6.14

Class 4:
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77.97		.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31	1.00	1.00	5.83

Refer to the end of the tables for footnotes.

American Funds Insurance Series    363

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers	waivers2	net assets2

American Funds Mortgage Fund

Class 1:

12/31/2022	$10.63	$.07	$(1.10)	$(1.03)	$(.15)	$ —	$(.15)	$ 9.45	(9.76)%	$ 1.45%	.25%	.70%
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210.47	.47	2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209.48	.48	1.97

Class 1A:
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1.71	.71	2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1.73	.73	1.77

Class 2:
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56.72	.72	2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57.73	.73	1.72

Class 4:
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28.97	.97	1.71
12/31/2018	10.38	.15	(.15)	—4	(.19)	—	(.19)	10.19	.07	24.98	.98	1.49

Refer to the end of the tables for footnotes.

364    American Funds Insurance Series

Financial highlights (continued)

Income (loss) from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset		Ratio of	net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,	Net assets,	expenses	(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	end of year	to average	to average
Year ended	of year	(loss)	unrealized)	operations	income)	gains)	distributions	of year	Total return (in millions)	net assets	net assets

Ultra-Short Bond Fund

Class 1:

12/31/2022	$11.27	$ .17	$(.01)	$ .16	$(.08)	$—	$(.08)	$11.35	1.42%	$ 51.32%	1.48%
12/31/2021	11.31	(.03)	(.01)	(.04)	—	—	—	11.27	(.35)	37.37	(.28)
12/31/2020	11.30	.02	.02	.04	(.03)	—	(.03)	11.31	.34	44.37	.16
12/31/2019	11.31	.22	—4.22		(.23)	—	(.23)	11.30	1.92	30.36	1.92
12/31/2018	11.29	.18	—4.18		(.16)	—	(.16)	11.31	1.58	37.35	1.60
Class 1A:
12/31/2022	11.28	.16	(.01)	.15	(.08)	—	(.08)	11.35	1.32	—6.31	1.40
12/31/2021	11.31	(.03)	—4	(.03)	—	—	—	11.28	(.27)	—6.36	(.28)
12/31/2020	11.30	.03	.01	.04	(.03)	—	(.03)	11.31	.32	—6.35	.26
12/31/2019	11.31	.22	—4.22		(.23)	—	(.23)	11.30	1.92	—6.37	1.90
12/31/2018	11.29	.18	—4.18		(.16)	—	(.16)	11.31	1.58	—6.35	1.60
Class 2:
12/31/2022	10.93	.13	—4.13		(.06)	—	(.06)	11.00	1.17	297.57	1.23
12/31/2021	10.99	(.06)	—4	(.06)	—	—	—	10.93	(.55)	245.62	(.53)
12/31/2020	11.01	—4	—4	—4	(.02)	—	(.02)	10.99	.03	288.62	(.05)
12/31/2019	11.03	.18	—4.18		(.20)	—	(.20)	11.01	1.62	230.61	1.66
12/31/2018	11.01	.15	—4.15		(.13)	—	(.13)	11.03	1.36	247.60	1.34
Class 3:
12/31/2022	11.07	.13	—4.13		(.06)	—	(.06)	11.14	1.19	4.50	1.19
12/31/2021	11.12	(.05)	—4	(.05)	—	—	—	11.07	(.45)	5.55	(.46)
12/31/2020	11.13	—4.02		.02	(.03)	—	(.03)	11.12	.13	4.55	.03
12/31/2019	11.14	.20	—4.20		(.21)	—	(.21)	11.13	1.76	3.54	1.74
12/31/2018	11.12	.16	(.01)	.15	(.13)	—	(.13)	11.14	1.38	4.53	1.42

Class 4:
12/31/2022	11.00	.12	(.03)	.09	(.04)	—	(.04)	11.05	.83	80.82	1.05
12/31/2021	11.08	(.09)	.01	(.08)	—	—	—	11.00	(.72)	46.87	(.79)
12/31/2020	11.13	(.04)	.01	(.03)	(.02)	—	(.02)	11.08	(.25)	40.87	(.35)
12/31/2019	11.15	.16	—4.16		(.18)	—	(.18)	11.13	1.40	22.86	1.40
12/31/2018	11.13	.12	.01	.13	(.11)	—	(.11)	11.15	1.14	18.86	1.11

Refer to the end of the tables for footnotes.

American Funds Insurance Series    365

Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
			gains on								Ratio of	Ratio of
	Net asset		securities		Dividends		Total	Net asset			expenses to	expenses to	Ratio of
	value,	Net	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	average net	average net	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end		end of year	assets before	assets after	to average
Year ended	of year	income	unrealized)	operations	income)	gains)	distributions	of year	Total return2	(in millions)	waivers	waivers2	net assets2

U.S. Government Securities Fund

Class 1:

12/31/2022	$11.67	$.32	$(1.56)	$(1.24)	$(.44)	$—	$ (.44)	$ 9.99	(10.75)%	$ 242.36%	.22%	2.90%
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418.37	.37	2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445.36	.36	2.02

Class 1A:
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2.62	.62	1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1.61	.61	1.82

Class 2:
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343.62	.62	1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323.61	.61	1.77

Class 3:
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9.55	.55	1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9.54	.54	1.84

Class 4:
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124.87	.87	1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91.86	.86	1.53

Refer to the end of the tables for footnotes.

366    American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from								Ratio of	Ratio of
		investment operations1			Dividends and distributions
										expenses	expenses
			Net (losses)							to average	to average
			gains on							net assets	net assets
	Net asset	Net	securities		Dividends		Total		Net assets,	before	after	Net	Ratio of
	value,	investment	(both	Total from	(from net	Distributions	dividends	Net asset	end of	waivers/	waivers/	effective	net income
	beginning	income	realized and	investment	investment	(from capital	and	value, end	year	reimburse-	reimburse-	expense	to average
Year ended	of year	(loss)	unrealized)	operations	income)	gains)	distributions	of year	Total return2 (in millions)	ments7	ments2,7	ratio2,8,9	net assets2

Managed Risk Growth Fund

Class P1:

12/31/2022	$18.53	$ .06	$(4.46)	$(4.40)	$(.22)	$(2.54)	$(2.76)	$11.37	(24.62)%	$ 9.41%	.36%	.69%	.47%
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13.41	.36	.69	.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11.42	.37	.72	.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6.42	.37	.73	1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)10	3.4210	.3710	.7110	.8210
Class P2:
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445.67	.62	.95	.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584.67	.62	.95	(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554.67	.62	.97	.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434.68	.63	.99	.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340.68	.63	.97	.46

Managed Risk International Fund

Class P1:

12/31/2022	$10.55	$ .15	$(1.75)	$(1.60)	$(.34)	$—	$ (.34)	$ 8.61	(15.27)%10	$ 2	.44%10	.37%10	.87%10	1.70%10
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)10	2.4410		.3610	.8710	2.1210
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.1310	2.4310		.3510	.8610	.8210
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.9110	1.4110		.3310	.8410	1.6410
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)10	—6.3310		.2810	.7710	3.0210
Class P2:
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124.70		.63	1.13	1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160.71		.63	1.14	1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168.71		.63	1.14	.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165.71		.63	1.14	1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151.69		.64	1.13	1.49

Managed Risk Washington Mutual Investors Fund

Class P1:

12/31/2022	$12.95	$ .23	$(1.38)	$(1.15)	$(.56)	$—	$ (.56)	$11.24	(8.92)%10	$ 3	.41%10	.36%10	.75%10	1.96%10
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.4610	2.4110		.3610	.7710	1.3310
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)10	2.4010		.3510	.7610	1.6610
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.1410	1.3810		.3310	.7410	2.1410
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)10	—6.3310		.2810	.6710	3.2110
Class P2:
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321.67		.62	1.01	1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371.68		.62	1.03	.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355.68		.63	1.04	1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365.68		.63	1.04	1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336.68		.63	1.02	1.49

Refer to the end of the tables for footnotes.

American Funds Insurance Series    367
Financial highlights (continued)

(Loss) income from
		investment operations1			Dividends and distributions
Net (losses)
gains on
	Net asset	Net	securities		Dividends		Total
	value,	investment	(both	Total from	(from net	Distributions	dividends	Net asset
	beginning	income	realized and	investment	investment	(from capital	and	value, end
Year ended	of year	(loss)	unrealized)	operations	income)	gains)	distributions	of year	Total return2
	Ratio of	Ratio of
	expenses	expenses
	to average	to average
	net assets	net assets
Net assets,	before	after	Net	Ratio of
end of	waivers/	waivers/	effective	net income
year	reimburse-	reimburse-	expense	to average
(in millions)	ments7	ments2,7	ratio2,8,9	net assets2

Managed Risk Growth-Income Fund

Class P1:

12/31/2022	$15.73	$ .18	$(2.79)	$(2.61)	$(.30)	$(.31)	$ (.61)	$12.51	(16.74)%	$1,833.41%	.36%	.65%	1.33%
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662.40	.35	.64	(.20)

Class P2:
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230.69	.64	.93	1.25

Managed Risk Asset Allocation Fund

Class P1:

12/31/2022	$15.33	$ .24	$(2.34)	$(2.10)	$(.32)	$(.48)	$ (.80)	$12.43	(13.75)% $	7.41%	.36%	.64%	1.80%
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2.37	.32	.59	1.67

Class P2:
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541.62	.57	.84	1.27

Refer to the end of the tables for footnotes.

368    American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes		Year ended December 31,

excluding mortgage dollar roll transactions11,12	2022	2021	2020	2019	2018
Capital Income Builder	48%	60%	110%	44%	42%
Asset Allocation Fund	42	45	49	47	34
American Funds Global Balanced Fund	111	36	68	60	30
The Bond Fund of America	77	87	72	146	98
Capital World Bond Fund	114	64	88	110	78
American Funds Mortgage Fund	56	38	123	84	60
U.S. Government Securities Fund	77	126	112	103	76
Portfolio turnover rate for all share classes		Year ended December 31,

including mortgage dollar roll transactions11,12	2022	2021	2020	2019	2018
Global Growth Fund	29%	18%	17%	14%	25%
Global Small Capitalization Fund	40	29	38	50	43
Growth Fund	29	25	32	21	35
International Fund	42	44	40	32	29
New World Fund	40	43	70	38	58
Washington Mutual Investors Fund	30	90	40	37	49
Capital World Growth and Income Fund	42	85	36	29	49
Growth-Income Fund	25	24	33	27	39
International Growth and Income Fund	48	41	56	28	38
Capital Income Builder	126	93	184	72	98
Asset Allocation Fund	118	124	145	79	86
American Funds Global Balanced Fund	126	39	86	74	51
The Bond Fund of America	415	456	461	373	514
Capital World Bond Fund	188	91	145	159	125
American High-Income Trust	34	56	78	58	67
American Funds Mortgage Fund	1141	975	1143	350	811
Ultra-Short Bond Fund	—13	—13	—13	—13	—13
U.S. Government Securities Fund	695	433	867	277	446
Managed Risk Growth Fund	97	32	80	10	7
Managed Risk International Fund	82	24	71	8	8
Managed Risk Washington Mutual Investors Fund	70	16	101	13	11
Managed Risk Growth-Income Fund	67	13	38	6	14
Managed Risk Asset Allocation Fund	48	5	30	8	12

1Based on average shares outstanding.

2This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

3Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.

4Amount less than $.01.

5Amount less than .01%.

6Amount less than $1 million.

7This column does not include expenses of the underlying funds in which each fund invests.

8This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.

9Unaudited.

10All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

11Refer to Note 5 for further information on mortgage dollar rolls.

12Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.

13Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series    369

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America®, Capital World Bond Fund®, American High Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds“) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the

United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstate- ment, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 13, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

370    American Funds Insurance Series

Expense example

unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series    371

Expense example (continued)

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2022	12/31/2022	period1	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,045.68	$2.11	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41

Class 1A – actual return	1,000.00	1,044.04	3.40	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 2 – actual return	1,000.00	1,043.99	3.40	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 4 – actual return	1,000.00	1,042.74	4.69	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91

Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,038.40	$3.34	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65

Class 1A – actual return	1,000.00	1,036.94	4.62	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90

Class 2 – actual return	1,000.00	1,037.29	4.62	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90

Class 4 – actual return	1,000.00	1,035.94	5.90	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15

Growth Fund
Class 1 – actual return	$1,000.00	$1,000.70	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35

Class 1A – actual return	1,000.00	999.41	3.02	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60

Class 2 – actual return	1,000.00	999.43	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60

Class 3 – actual return	1,000.00	999.93	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 4 – actual return	1,000.00	998.12	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85

International Fund
Class 1 – actual return	$1,000.00	$1,025.33	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 1A – actual return	1,000.00	1,024.07	3.98	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78

Class 2 – actual return	1,000.00	1,023.84	3.98	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78

Class 3 – actual return	1,000.00	1,024.24	3.62	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71

Class 4 – actual return	1,000.00	1,022.83	5.25	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03

New World Fund
Class 1 – actual return	$1,000.00	$1,024.46	$2.91	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57

Class 1A – actual return	1,000.00	1,022.80	4.18	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82

Class 2 – actual return	1,000.00	1,022.92	4.18	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82

Class 4 – actual return	1,000.00	1,021.54	5.45	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

372    American Funds Insurance Series

Expense example (continued)

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2022	12/31/2022	period1	ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,052.84	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27

Class 1A – actual return	1,000.00	1,052.10	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52

Class 2 – actual return	1,000.00	1,052.45	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52

Class 4 – actual return	1,000.00	1,051.21	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,051.64	$2.12	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41

Class 1A – actual return	1,000.00	1,050.71	3.41	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 2 – actual return	1,000.00	1,050.34	3.41	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 4 – actual return	1,000.00	1,048.71	4.70	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91

Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,042.31	$1.49	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29

Class 1A – actual return	1,000.00	1,041.04	2.78	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54

Class 2 – actual return	1,000.00	1,041.03	2.78	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54

Class 3 – actual return	1,000.00	1,041.33	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47

Class 4 – actual return	1,000.00	1,039.68	4.06	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79

International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,049.28	$3.00	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58

Class 1A – actual return	1,000.00	1,047.38	4.28	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83

Class 2 – actual return	1,000.00	1,048.38	4.29	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83

Class 4 – actual return	1,000.00	1,046.04	5.57	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08

Capital Income Builder
Class 1 – actual return	$1,000.00	$1,030.31	$1.38	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27

Class 1A – actual return	1,000.00	1,029.07	2.66	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52

Class 2 – actual return	1,000.00	1,028.17	2.66	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52

Class 4 – actual return	1,000.00	1,026.94	3.93	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series    373

Expense example (continued)

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2022	12/31/2022	period1	ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,030.72	$1.54	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 1A – actual return	1,000.00	1,029.04	2.81	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 – actual return	1,000.00	1,029.79	2.81	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 3 – actual return	1,000.00	1,029.98	2.46	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48

Class 4 – actual return	1,000.00	1,027.95	4.09	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80

American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,023.65	$2.65	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52

Class 1A – actual return	1,000.00	1,022.93	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77

Class 2 – actual return	1,000.00	1,022.09	3.92	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Class 4 – actual return	1,000.00	1,021.56	5.20	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02

The Bond Fund of America
Class 1 – actual return	$1,000.00	$974.47	$1.00	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20

Class 1A – actual return	1,000.00	973.31	2.24	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45

Class 2 – actual return	1,000.00	972.85	2.24	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45

Class 4 – actual return	1,000.00	971.88	3.48	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70

Capital World Bond Fund
Class 1 – actual return	$1,000.00	$983.53	$2.40	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48

Class 1A – actual return	1,000.00	982.42	3.65	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 2 – actual return	1,000.00	982.33	3.65	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 4 – actual return	1,000.00	981.07	4.89	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98

American High-Income Trust
Class 1 – actual return	$1,000.00	$1,038.86	$1.59	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31

Class 1A – actual return	1,000.00	1,037.88	2.88	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 2 – actual return	1,000.00	1,037.22	2.88	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 3 – actual return	1,000.00	1,038.14	2.52	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49

Class 4 – actual return	1,000.00	1,036.07	4.16	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

374    American Funds Insurance Series

Expense example (continued)

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2022	12/31/2022	period1	ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$ 968.01	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.54	1.68	.33

Class 1A – actual return	1,000.00	966.87	2.88	.58
Class 1A – assumed 5% return	1,000.00	1,022.28	2.96	.58

Class 2 – actual return	1,000.00	967.70	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59

Class 4 – actual return	1,000.00	966.53	4.16	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84

Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,013.26	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31

Class 1A – actual return	1,000.00	1,013.23	1.52	.30
Class 1A – assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 2 – actual return	1,000.00	1,012.64	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 3 – actual return	1,000.00	1,012.86	2.49	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49

Class 4 – actual return	1,000.00	1,010.10	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$ 960.56	$1.09	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22

Class 1A – actual return	1,000.00	959.29	2.27	.46
Class 1A – assumed 5% return	1,000.00	1,022.89	2.35	.46

Class 2 – actual return	1,000.00	959.68	2.27	.46
Class 2 – assumed 5% return	1,000.00	1,022.89	2.35	.46

Class 3 – actual return	1,000.00	959.92	1.93	.39
Class 3 – assumed 5% return	1,000.00	1,023.24	1.99	.39

Class 4 – actual return	1,000.00	958.46	3.50	.71
Class 4 – assumed 5% return	1,000.00	1,021.63	3.62	.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series    375

Expense example (continued)

	Beginning	Ending	Expenses	Annualized	Effective	Effective
	account value	account value	paid during		expenses paid	annualized
	7/1/2022	12/31/2022	period1,2	expense ratio2	during period3	expense ratio4
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$968.78	$1.84	.37%	$3.42	.69%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.52	.69

Class P2 – actual return	1,000.00	967.08	3.07	.62	4.71	.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	4.84	.95

Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,004.86	$1.82	.36%	$4.40	.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	4.43	.87

Class P2 – actual return	1,000.00	1,003.52	3.13	.62	5.71	1.13
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	5.75	1.13

Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,005.83	$1.87	.37%	$3.79	.75%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.82	.75

Class P2 – actual return	1,000.00	1,004.38	3.18	.63	5.10	1.01
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.14	1.01

Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$989.69	$1.81	.36%	$3.26	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65

Class P2 – actual return	1,000.00	989.03	3.06	.61	4.51	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90

Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,007.60	$1.82	.36%	$3.24	.64%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.26	.64

Class P2 – actual return	1,000.00	1,006.19	3.03	.60	4.50	.89
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.53	.89

1The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

2The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.

3The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

4The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

376    American Funds Insurance Series

Liquidity Risk Management Program

unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to- day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series    377

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378    American Funds Insurance Series

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American Funds Insurance Series    379

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380    American Funds Insurance Series

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American Funds Insurance Series    381

Board of trustees and other officers

Independent trustees1

			Number of
	Year first		portfolios in
	elected		fund complex
	a trustee		overseen by	Other directorships3
Name and year of birth	of the series2	Principal occupation(s) during past five years	trustee	held by trustee

Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San	86	None
		Antonio; Trustee, Ford Foundation; Clayton Research
		Scholar, Clayton Foundation for Biomedical Research

James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall	96	Advanced Merger Partners;
		School of Business, University of Southern California		EVe Mobility Acquisition
				Corp (acquisitions of
				companies in the electric
				vehicle market); J. G. Boswell
				(agricultural production);
				Mercury General Corporation

Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None

Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL,	97	Hertz Global Holdings, Inc.
		20th Century Fox and McKinsey & Company; Trustee, The
		Nature Conservancy of Utah; former Trustee, The Nature
		Conservancy of California; former Director, First Descents

Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director,	97	Edwards Lifesciences; Public
		Kaiser Permanente (California public benefit corporation);		Storage
		former Lecturer, UCLA Anderson School of Management

Mary Davis Holt, 1950	2015–2016;	Principal, Mary Davis Holt Enterprises, LLC (leadership	87	None
	2017	development consulting); former Partner, Flynn Heath
		Holt Leadership, LLC (leadership consulting); former
		COO, Time Life Inc. (1993–2003)

Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International	93	Aptiv (autonomous and
		Economic Law & International Affairs, Columbia University,		green vehicle technology);
		School of International and Public Affairs		Mastercard Incorporated

Margaret Spellings, 1957	2010	President and CEO, Texas 2036; former President, Margaret	91	None
Chair of the Board		Spellings & Company (public policy and strategic consulting);
(Independent and		former President, The University of North Carolina; former
Non-Executive)		President, George W. Bush Presidential Center

Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications	86	None
		and Corporate Officer, The Estée Lauder Companies

Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey &	86	Air Transport Services Group,
		Africa (executive recruiting firm)		Inc. (aircraft leasing and air
				cargo transportation);
				Compass Minerals, Inc.
				(producer of salt and specialty
				fertilizers); Public Storage, Inc.

Interested trustees4,5

	Year first		Number of
	elected		portfolios in
	a trustee	Principal occupation(s) during past five years	fund complex
Name, year of birth and	or officer	and positions held with affiliated entities or	overseen by	Other directorships3
position with series	of the series2	the principal underwriter of the series	trustee	held by trustee

Donald D. O’Neal, 1960	1998	Partner — Capital International Investors, Capital Research	35	None
Co-President and Trustee		and Management Company; Partner — Capital International
		Investors, Capital Bank and Trust Company5

Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital	86	None
Trustee		Research and Management Company; Vice Chairman
		and Director, Capital Research and Management Company;
		Director, The Capital Group Companies, Inc.5

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

382    American Funds Insurance Series

Other officers5

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with series	of the series2	or the principal underwriter of the series

Alan N. Berro, 1960	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World
Co-President		Investors, Capital Bank and Trust Company5; Director, The Capital Group Companies, Inc.5

Maria Manotok, 1974	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and
Principal Executive Officer		Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International,
		Inc.5; Senior Vice President, Secretary and Director, Capital Group Companies Global5; Senior Vice
		President, Secretary and Director, Capital Group International, Inc.5

Michael W. Stockton, 1967	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Executive Vice President

Patrice Collette, 1967	2022	Partner — Capital World Investors, Capital International, Inc.5
Senior Vice President

Peter Eliot, 1971	2022	Partner — Capital International Investors, Capital Research and Management Company
Senior Vice President

Irfan M. Furniturewala, 1971	2022	Partner — Capital International Investors, Capital Research and Management Company
Senior Vice President

Sung Lee, 1966	2008	Partner — Capital Research Global Investors, Capital International, Inc.5; Director, The Capital Group
Senior Vice President		Companies, Inc.5

Keiko McKibben, 1969	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Senior Vice President

Carlos A. Schonfeld, 1971	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital
Senior Vice President		International Limited5

Alan J. Wilson, 1961	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research
Senior Vice President		and Management Company

Steven I. Koszalka, 1964	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary

Gregory F. Niland, 1971	2008	Vice President — Investment Operations, Capital Research and Management Company
Treasurer

Susan K. Countess, 1966	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary

Sandra Chuon, 1972	2019	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

Brian C. Janssen, 1972	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

1The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.

2Trustees and officers of the series serve until their resignation, removal or retirement.

3This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

4The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

5Company affiliated with Capital Research and Management Company.

American Funds Insurance Series    383

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC (Managed Risk Funds only)

71 South Wacker Drive, 31st Floor Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

384    American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

1Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.

2Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

3Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

4Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. INGEARX-998-0223P Printed in USA RCG/PHX/8074-S90141 © 2023 Capital Group. All rights reserved.

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 13 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.  The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:

                                (i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.
§
80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)    The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the board’s audit committee.
3(a)(2)    The audit committee financial expert of the registrant’s board of trustees is Carol A. Kosel, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d)
:    The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers
LLP
(“PwC”), for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022, respectively.

	2021	2022

Audit Fees	$1,392,283	$1,702,020
Audit-Related Fees	$24,020	$0
Tax Fees (a)	$65,147	$66,731
All Other Fees	$450	$0

Total	$1,481,900	$1,768,751

(a)
Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022, respectively.

	2021	2022

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

(e)       (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures.  The Audit and Operations Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as:  (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2021 and December 31, 2022, respectively:

	2021	2022

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2021 and December 31, 2022, respectively:

	2021	2022

Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable:  The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended December 31, 2022, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2021, and December 31, 2022, were $206,634 and $320,413, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit and Operations Committee has considered whether the provision by PwC of non-audit services to NFA and covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence
.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N- CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5.    Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR
§
240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C.
§
78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C.
§
78c(a)(58)(B)), so state.

Not Applicable.

(b)

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR
§
240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable.

Item 6.   Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)

Name of the issuer;

(2)

Exchange ticker symbol;
(3)

Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)

Total number of shares or, for debt securities, principal amount divested;

(5)

Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)

Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C.
§
80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR
§
240.14a-101)), or this Item.

Not Applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR
§
270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR
§
270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR
§
240.13a-15(b) or
§
240.15d-15(b)).

The registrant’s
principal executive officer and principal financial officer have concluded
, based on their
evaluation of the
registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended and restated as of  December 6, 2022, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i)
accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure
; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting
(as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

                If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

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(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR
§
270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

section302

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

section906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                        NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*                               /s David Majewski________
Name:    David Majewski
Title:      Principal Financial Officer
Date:      June 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)                                        NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*                               /s Kevin T. Jestice ______
Name:    Kevin T. Jestice
Title:      Principal Executive Officer
Date:      June 23, 2023

By (Signature and Title)*                               /s David Majewski ______
Name:    David Majewski
Title:      Principal Financial Officer
Date:      June 23, 2023

*
Print the name and title of each signing officer under his or her signature.